UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 07584

Rydex Series Funds

(Exact name of registrant as specified in charter)

702 King Farm Boulevard, Suite 200
Rockville, Maryland 20850

(Address of principal executive offices) (Zip code)

Amy J. Lee

Rydex Series Funds
702 King Farm Boulevard, Suite 200
Rockville, Maryland 20850

(Name and address of agent for service)

Registrant's telephone number, including area code: 1-301-296-5100

Date of fiscal year end: March 31

Date of reporting period: April 1, 2019 - March 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

3.31.2020

Rydex Funds Annual Report

Sector Funds
Banking Fund
Basic Materials Fund
Biotechnology Fund
Consumer Products Fund
Electronics Fund
Energy Fund
Energy Services Fund
Financial Services Fund
Health Care Fund
Internet Fund
Leisure Fund
Precious Metals Fund
Real Estate Fund
Retailing Fund
Technology Fund
Telecommunications Fund
Transportation Fund
Utilities Fund

Beginning on January 1, 2021, paper copies of the Funds’ annual and semi-annual shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from a fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from a fund electronically by calling 800.820.0888, going to GuggenheimInvestments.com/myaccount, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a fund directly, you can inform the Fund that you wish to receive paper copies of reports by calling 800.820.0888. If you hold shares of a fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper will apply to all Guggenheim Funds in which you are invested and may apply to all funds held with your financial intermediary.

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DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	3
ABOUT SHAREHOLDERS’ FUND EXPENSES	5
BANKING FUND	10
BASIC MATERIALS FUND	18
BIOTECHNOLOGY FUND	26
CONSUMER PRODUCTS FUND	34
ELECTRONICS FUND	42
ENERGY FUND	51
ENERGY SERVICES FUND	59
FINANCIAL SERVICES FUND	67
HEALTH CARE FUND	77
INTERNET FUND	85
LEISURE FUND	93
PRECIOUS METALS FUND	102
REAL ESTATE FUND	110
RETAILING FUND	119
TECHNOLOGY FUND	127
TELECOMMUNICATIONS FUND	136
TRANSPORTATION FUND	144
UTILITIES FUND	152
NOTES TO FINANCIAL STATEMENTS	160
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	174
OTHER INFORMATION	175
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	177
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	182

THE RYDEX FUNDS ANNUAL REPORT | 1

March 31, 2020

Dear Shareholder:

The fiscal year ended March 31, 2020, concluded on a somber note. Even though markets performed well for most of the period, the emergence of a novel and highly contagious form of coronavirus in the last weeks of the period adversely impacted global commercial activity and contributed to significant volatility in certain markets, unseen since the great recession of 2008.

As it spread beyond Asia to virtually every country in the world, many governments and businesses instituted quarantines and closures, which has resulted in significant disruption in manufacturing, supply chains, consumer demand and economic activity. The U.S. Federal Reserve responded quickly to provide liquidity in order to ensure that the U.S. markets continued to function efficiently. The fiscal policy included a spending bill worth over $2 trillion to assist consumers, states, small businesses and certain industries. While these actions helped stabilize the market, volatile conditions continued into April.

As discussed in this annual shareholder report, these events have affected performance of many of our funds (the “Fund” or “Funds”). We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Performance Report and Fund Profile for each Fund.

Security Investors, LLC (the “Investment Adviser”), the Investment Adviser for the Funds, is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm. An affiliate of Guggenheim and the Investment Adviser, Guggenheim Funds Distributors, LLC, is the distributor of the Funds.

Together, we are committed to the safety and prosperity of our clients, our employees, and our shareholders. The resources of the firm are being made fully available not only to support our clients, but also to support our employees and their families.

Please practice the appropriate prudence for the protection not only of your health and that of your friends and loved ones but also for our neighbors and communities. Thank you for the trust you place in us.

Sincerely,

Security Investors, LLC

April 30, 2020

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

The global ongoing crisis caused by the outbreak of COVID-19 is causing materially reduced consumer demand and economic output, disrupting supply chains, resulting in market closures, travel restrictions and quarantines, and adversely impacting local and global economies. Investors should be aware that in light of the current uncertainty, volatility and distress in economies, financial markets, and labor and health conditions all over the world, the Funds’ investments and a shareholder’s investment in a Fund are subject to sudden and substantial losses, increased volatility and other adverse events. Firms through which investors invest with the Funds, the Funds, their service providers, the markets in which they invest and market intermediaries are also impacted by quarantines and similar measures intended to contain the ongoing pandemic, which can obstruct their functioning and subject them to heightened operational risks.

Sector funds may not be suitable for all investors. Investing in sector funds is more volatile than investing in broadly diversified funds, as there is a greater risk due to the concentration of the fund’s holdings in issuers within the same sector or industry. Certain of the sector funds are considered non-diversified and can invest a greater portion of their assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of fund shares than would occur in a more diversified fund.

2 | THE RYDEX FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)	March 31, 2020

The 12-month period ended March 31, 2020, was a wild ride for markets. While the U.S. economy was generally in good shape in 2019, recessionary fears rose throughout the year, prompting the U.S. Federal Reserve (the “Fed”) to announce a rate cut on July 31, the first since 2008, amid growing downside risks to policymakers’ baseline growth and inflation forecasts. Key among those risks were slowing global growth, the threat of additional U.S.-China tariffs, and the possible ramifications surrounding Brexit. The Fed subsequently cut rates twice more in 2019, which caused markets to rally toward the end of the year and into early 2020. Stocks reached new highs and credit spreads tightened to historic levels. Since then, the global outbreak of the coronavirus, COVID-19, has been at the center of everything. As of this writing, COVID-19 has spread to 210 countries, resulted in over 2.5 million cases, and caused over 170,000 deaths. Thus far, the U.S. makes up more than 30% of global cases, and 25% of global deaths. States have required the labor force to work from home if possible, individuals to practice social distancing, and non-essential businesses to shut down.

Closures, quarantines, and social distancing efforts have impacted the travel, hospitality, restaurants, and retail industries, with activity down 100% in some areas of the country. Further exacerbating the decline in output will be reduced business investment, which was already stalling due to falling profits, trade conflicts, and political uncertainty. The coronavirus shock and collapse in oil prices will likely further depress capital expenditures.

In response to the crisis, the Federal Open Market Committee cut rates by a further 125 basis points in the first quarter of 2020 and passed a series of stimulus programs. Among these were the Primary and Secondary Market Corporate Credit Facilities, which are lending programs primarily targeting investment-grade corporate bond issuers, implemented in concert with the U.S. Treasury. It was only after the announcement of this program that corporate credit found some relief from the selloff, but we expect this relief may be temporary.

With an alphabet soup of monetary programs targeting relief from the coronavirus impact, fiscal policy has also stepped up to the plate with a spending bill worth over $2 trillion that aims to assist consumers, states, small businesses, and certain industries. There is no question that these programs will help ease the economic fallout from virus containment measures, but even $2 trillion may be too small given the magnitude of the economic shock that we are facing. Additionally, it is far from clear that fiscal measures are an adequate solution to the issue at hand: the physical impediment to consumer spending. Fiscal and monetary policy can do their part, but ultimately it is public health policy that will likely be the greatest determinant of the economic outlook.

For the 12 months ended March 31, 2020, the Standard & Poor’s 500® (“S&P 500”) Index* returned -6.98%. The decline, while significant, represents something of a recovery in stocks. The S&P 500 peaked at 3,386.15 on February 19, 2020, before plummeting 33.9% to a low of 2,237.40 on March 23, 2020, then recovering some lost ground by the end of the month.

The consensus estimate for S&P 500 earnings per share in 2020 is still around $150. Our research shows S&P 500 earnings per share could fall below $100. Similarly, economists have no way to calibrate how bad the economic data could be based on history. The March U.S. non-farm payrolls report was evidence of this, as it showed a decline in payrolls of 700,000 jobs versus survey expectations of a decline of only 100,000 jobs. We currently expect that second quarter U.S. real gross domestic product (“GDP”) quarter-over-quarter growth could fall by 40% annualized and the unemployment rate could rise to at least 20%. Beyond that, the severity of the crisis depends on containment of the virus and the effectiveness of social distancing measures put in place, but expectations for a quick and sustained V-shaped recovery appear overly optimistic.

For the 12 months ended March 31, 2020, the MSCI Europe-Australasia-Far East (“EAFE”) Index* returned -13.92%. The return of the MSCI Emerging Markets Index* was -17.36%.

In the bond market, the Bloomberg Barclays U.S. Aggregate Bond Index* posted an 8.93% return for the 12-month period, while the Bloomberg Barclays U.S. Corporate High Yield Index* returned -6.94%. The return of the ICE Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index* was 2.25% for the 12-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

THE RYDEX FUNDS ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	March 31, 2020

Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market Index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

MSCI U.S. REIT Index is a free float market capitalization weighted index that is comprised of equity real estate investment trust (“REIT”) securities that belong to the MSCI U.S. Investable Market 2500 Index. The MSCI U.S. REIT Index includes only REIT securities that are of reasonable size in terms of full and free float-adjusted market capitalization to ensure that the performance of the equity REIT universe can be captured and replicated in actual institutional and retail portfolios of different sizes.

S&P 500® is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

S&P 500® Consumer Discretionary Index is a sub-index of the S&P 500® . The Consumer Discretionary Index includes companies in the following industries: automobiles and components, consumer durables, apparel, hotels, restaurants, leisure, media and retailing.

S&P 500® Consumer Staples Index is a sub-index of the S&P 500® . The Consumer Staples Index comprises companies whose businesses are less sensitive to economic cycles. It includes manufacturers and distributors of food, beverages and tobacco and producers of non-durable household goods and personal products. It also includes food & drug retailing companies as well as hypermarkets and consumer super centers.

S&P 500® Energy Index is a sub-index of the S&P 500® . The Energy Index comprises companies whose businesses are dominated by either of the following activities: the construction or provision of oil rigs, drilling equipment and other energy-related equipment and services, including seismic data collection; companies engaged in the exploration, production, marketing, refining and/or transportation of oil and gas products, coal and other consumable fuels.

S&P 500® Financials Index is a sub-index of the S&P 500® . The Financials Index contains companies involved in activities such as banking, mortgage finance, consumer finance, specialized finance, investment banking and brokerage, asset management and custody, corporate lending, insurance, and financial investment, and real estate, including REITs.

S&P 500® Health Care Index is a sub-index of the S&P 500® . The Health Care Index encompasses two main industry groups. The first includes companies which manufacture health care equipment and supplies or provide health care related services, including distributors of health care products, providers of basic health-care services, and owners and operators of health care facilities and organizations. The first group also includes companies operating in the health care technology industry. The second group includes companies primarily involved in the research, development, production and marketing of pharmaceuticals, biotechnology and life sciences products.

S&P 500® Industrials Index is a sub-index of the S&P 500® . The Industrials Index includes companies whose businesses are dominated by one of the following activities: the manufacture and distribution of capital goods, including aerospace & defense, construction, engineering & building products, electrical equipment and industrial machinery; the provision of commercial services and supplies, including printing, environmental, office and security services; the provision of professional services, including employment and research & consulting services; or the provision of transportation services, including airlines, couriers, marine, road & rail and transportation infrastructure.

S&P 500® Information Technology Index is a sub-index of the S&P 500® . The Information Technology Index covers the following general areas: technology software & services, including companies that primarily develop software in various fields such as the internet, applications, systems, databases management and/or home entertainment, and companies that provide information technology consulting and services, as well as data processing and outsourced services; secondly, technology hardware & equipment, including manufacturers and distributors of communications equipment, computers & peripherals, electronic equipment and related instruments; and thirdly, semiconductors & semiconductor equipment manufacturers.

S&P 500® Materials Index is a sub-index of the S&P 500® . The Materials Index encompasses a wide range of commodity-related manufacturing industries. Included in this sector are companies that manufacture chemicals, construction materials, glass, paper, forest products and related packaging products, and metals, minerals and mining companies, including producers of steel.

S&P 500® Telecommunications Services Index is a sub-index of the S&P 500® . The Telecommunications Services Index contains companies that provide communications services primarily through a fixed-line, cellular, wireless, high bandwidth and/or fiber optic cable network.

S&P 500® Utilities Index is a sub-index of the S&P 500® . The Utilities Index encompasses those companies considered electric, gas or water utilities, or companies that operate as independent producers and/or distributors of power.

4 | THE RYDEX FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning September 30, 2019 and ending March 31, 2020.

The following tables illustrate the Funds’ costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Funds’ expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

THE RYDEX FUNDS ANNUAL REPORT | 5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

	Expense Ratio[1]	Fund Return	Beginning Account Value September 30, 2019	Ending Account Value March 31, 2020	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Banking Fund
Investor Class	1.48%	(33.77%)	$ 1,000.00	$ 662.30	$ 6.15
A-Class	1.74%	(33.85%)	1,000.00	661.50	7.23
C-Class	2.48%	(34.09%)	1,000.00	659.10	10.29
H-Class	1.74%	(33.84%)	1,000.00	661.60	7.23
Basic Materials Fund
Investor Class	1.49%	(24.51%)	1,000.00	754.90	6.54
A-Class	1.74%	(24.61%)	1,000.00	753.90	7.63
C-Class	2.48%	(24.87%)	1,000.00	751.30	10.86
H-Class	1.73%	(24.59%)	1,000.00	754.10	7.59
Biotechnology Fund
Investor Class	1.49%	2.18%	1,000.00	1,021.80	7.53
A-Class	1.73%	2.04%	1,000.00	1,020.40	8.74
C-Class	2.48%	1.67%	1,000.00	1,016.70	12.50
H-Class	1.73%	2.05%	1,000.00	1,020.50	8.74
Consumer Products Fund
Investor Class	1.48%	(14.05%)	1,000.00	859.50	6.88
A-Class	1.73%	(14.17%)	1,000.00	858.30	8.04
C-Class	2.48%	(14.49%)	1,000.00	855.10	11.50
H-Class	1.73%	(14.17%)	1,000.00	858.30	8.04
Electronics Fund
Investor Class	1.49%	(2.91%)	1,000.00	970.90	7.34
A-Class	1.74%	(3.03%)	1,000.00	969.70	8.57
C-Class	2.48%	(3.39%)	1,000.00	966.10	12.19
H-Class	1.74%	(3.03%)	1,000.00	969.70	8.57
Energy Fund
Investor Class	1.49%	(52.54%)	1,000.00	474.60	5.49
A-Class	1.74%	(52.57%)	1,000.00	474.30	6.41
C-Class	2.48%	(52.76%)	1,000.00	472.40	9.13
H-Class	1.73%	(52.58%)	1,000.00	474.20	6.38
Energy Services Fund
Investor Class	1.49%	(62.61%)	1,000.00	373.90	5.12
A-Class	1.74%	(62.65%)	1,000.00	373.50	5.97
C-Class	2.49%	(62.78%)	1,000.00	372.20	8.54
H-Class	1.73%	(62.63%)	1,000.00	373.70	5.94
Financial Services Fund
Investor Class	1.49%	(26.04%)	1,000.00	739.60	6.48
A-Class	1.73%	(26.14%)	1,000.00	738.60	7.52
C-Class	2.48%	(26.41%)	1,000.00	735.90	10.76
H-Class	1.74%	(26.14%)	1,000.00	738.60	7.56
Health Care Fund
Investor Class	1.48%	(1.82%)	1,000.00	981.80	7.33
A-Class	1.74%	(1.94%)	1,000.00	980.60	8.62
C-Class	2.48%	(2.27%)	1,000.00	977.30	12.26
H-Class	1.72%	(1.94%)	1,000.00	980.60	8.52

6 | THE RYDEX FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

	Expense Ratio[1]	Fund Return	Beginning Account Value September 30, 2019	Ending Account Value March 31, 2020	Expenses Paid During Period[2]
Internet Fund
Investor Class	1.48%	(5.01%)	$ 1,000.00	$ 949.90	$ 7.21
A-Class	1.74%	(5.13%)	1,000.00	948.70	8.48
C-Class	2.48%	(5.48%)	1,000.00	945.20	12.06
H-Class	1.72%	(5.13%)	1,000.00	948.70	8.38
Leisure Fund
Investor Class	1.49%	(24.32%)	1,000.00	756.80	6.54
A-Class	1.74%	(24.42%)	1,000.00	755.80	7.64
C-Class	2.48%	(24.70%)	1,000.00	753.00	10.87
H-Class	1.73%	(24.41%)	1,000.00	755.90	7.59
Precious Metals Fund
Investor Class	1.39%	(10.96%)	1,000.00	890.40	6.57
A-Class	1.63%	(11.08%)	1,000.00	889.20	7.70
C-Class	2.38%	(11.43%)	1,000.00	885.70	11.22
H-Class	1.63%	(11.10%)	1,000.00	889.00	7.70
Real Estate Fund
A-Class	1.72%	(28.66%)	1,000.00	713.40	7.37
C-Class	2.47%	(28.94%)	1,000.00	710.60	10.56
H-Class	1.74%	(28.66%)	1,000.00	713.40	7.45
Retailing Fund
Investor Class	1.48%	(15.90%)	1,000.00	841.00	6.81
A-Class	1.73%	(15.99%)	1,000.00	840.10	7.96
C-Class	2.48%	(16.30%)	1,000.00	837.00	11.39
H-Class	1.73%	(15.98%)	1,000.00	840.20	7.96
Technology Fund
Investor Class	1.48%	(5.17%)	1,000.00	948.30	7.21
A-Class	1.73%	(5.29%)	1,000.00	947.10	8.42
C-Class	2.48%	(5.64%)	1,000.00	943.60	12.05
H-Class	1.73%	(5.29%)	1,000.00	947.10	8.42
Telecommunications Fund
Investor Class	1.49%	(10.95%)	1,000.00	890.50	7.04
A-Class	1.74%	(11.06%)	1,000.00	889.40	8.22
C-Class	2.49%	(11.40%)	1,000.00	886.00	11.74
H-Class	1.75%	(11.08%)	1,000.00	889.20	8.27
Transportation Fund
Investor Class	1.49%	(23.73%)	1,000.00	762.70	6.57
A-Class	1.74%	(23.82%)	1,000.00	761.80	7.66
C-Class	2.48%	(24.11%)	1,000.00	758.90	10.91
H-Class	1.73%	(23.82%)	1,000.00	761.80	7.62
Utilities Fund
Investor Class	1.49%	(16.25%)	1,000.00	837.50	6.84
A-Class	1.73%	(16.36%)	1,000.00	836.40	7.94
C-Class	2.48%	(16.67%)	1,000.00	833.30	11.37
H-Class	1.74%	(16.37%)	1,000.00	836.30	7.99

THE RYDEX FUNDS ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

	Expense Ratio[1]	Fund Return	Beginning Account Value September 30, 2019	Ending Account Value March 31, 2020	Expenses Paid During Period[2]
Table 2. Based on hypothetical 5% return (before expenses)
Banking Fund
Investor Class	1.48%	5.00%	$ 1,000.00	$ 1,017.60	$ 7.47
A-Class	1.74%	5.00%	1,000.00	1,016.30	8.77
C-Class	2.48%	5.00%	1,000.00	1,012.60	12.48
H-Class	1.74%	5.00%	1,000.00	1,016.30	8.77
Basic Materials Fund
Investor Class	1.49%	5.00%	1,000.00	1,017.55	7.52
A-Class	1.74%	5.00%	1,000.00	1,016.30	8.77
C-Class	2.48%	5.00%	1,000.00	1,012.60	12.48
H-Class	1.73%	5.00%	1,000.00	1,016.35	8.72
Biotechnology Fund
Investor Class	1.49%	5.00%	1,000.00	1,017.55	7.52
A-Class	1.73%	5.00%	1,000.00	1,016.35	8.72
C-Class	2.48%	5.00%	1,000.00	1,012.60	12.48
H-Class	1.73%	5.00%	1,000.00	1,016.35	8.72
Consumer Products Fund
Investor Class	1.48%	5.00%	1,000.00	1,017.60	7.47
A-Class	1.73%	5.00%	1,000.00	1,016.35	8.72
C-Class	2.48%	5.00%	1,000.00	1,012.60	12.48
H-Class	1.73%	5.00%	1,000.00	1,016.35	8.72
Electronics Fund
Investor Class	1.49%	5.00%	1,000.00	1,017.55	7.52
A-Class	1.74%	5.00%	1,000.00	1,016.30	8.77
C-Class	2.48%	5.00%	1,000.00	1,012.60	12.48
H-Class	1.74%	5.00%	1,000.00	1,016.30	8.77
Energy Fund
Investor Class	1.49%	5.00%	1,000.00	1,017.55	7.52
A-Class	1.74%	5.00%	1,000.00	1,016.30	8.77
C-Class	2.48%	5.00%	1,000.00	1,012.60	12.48
H-Class	1.73%	5.00%	1,000.00	1,016.35	8.72
Energy Services Fund
Investor Class	1.49%	5.00%	1,000.00	1,017.55	7.52
A-Class	1.74%	5.00%	1,000.00	1,016.30	8.77
C-Class	2.49%	5.00%	1,000.00	1,012.55	12.53
H-Class	1.73%	5.00%	1,000.00	1,016.35	8.72
Financial Services Fund
Investor Class	1.49%	5.00%	1,000.00	1,017.55	7.52
A-Class	1.73%	5.00%	1,000.00	1,016.35	8.72
C-Class	2.48%	5.00%	1,000.00	1,012.60	12.48
H-Class	1.74%	5.00%	1,000.00	1,016.30	8.77
Health Care Fund
Investor Class	1.48%	5.00%	1,000.00	1,017.60	7.47
A-Class	1.74%	5.00%	1,000.00	1,016.30	8.77
C-Class	2.48%	5.00%	1,000.00	1,012.60	12.48
H-Class	1.72%	5.00%	1,000.00	1,016.40	8.67

8 | THE RYDEX FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value September 30, 2019	Ending Account Value March 31, 2020	Expenses Paid During Period[2]
Internet Fund
Investor Class	1.48%	5.00%	$ 1,000.00	$ 1,017.60	$ 7.47
A-Class	1.74%	5.00%	1,000.00	1,016.30	8.77
C-Class	2.48%	5.00%	1,000.00	1,012.60	12.48
H-Class	1.72%	5.00%	1,000.00	1,016.40	8.67
Leisure Fund
Investor Class	1.49%	5.00%	1,000.00	1,017.55	7.52
A-Class	1.74%	5.00%	1,000.00	1,016.30	8.77
C-Class	2.48%	5.00%	1,000.00	1,012.60	12.48
H-Class	1.73%	5.00%	1,000.00	1,016.35	8.72
Precious Metals Fund
Investor Class	1.39%	5.00%	1,000.00	1,018.05	7.01
A-Class	1.63%	5.00%	1,000.00	1,016.85	8.22
C-Class	2.38%	5.00%	1,000.00	1,013.10	11.98
H-Class	1.63%	5.00%	1,000.00	1,016.85	8.22
Real Estate Fund
A-Class	1.72%	5.00%	1,000.00	1,016.40	8.67
C-Class	2.47%	5.00%	1,000.00	1,012.65	12.43
H-Class	1.74%	5.00%	1,000.00	1,016.30	8.77
Retailing Fund
Investor Class	1.48%	5.00%	1,000.00	1,017.60	7.47
A-Class	1.73%	5.00%	1,000.00	1,016.35	8.72
C-Class	2.48%	5.00%	1,000.00	1,012.60	12.48
H-Class	1.73%	5.00%	1,000.00	1,016.35	8.72
Technology Fund
Investor Class	1.48%	5.00%	1,000.00	1,017.60	7.47
A-Class	1.73%	5.00%	1,000.00	1,016.35	8.72
C-Class	2.48%	5.00%	1,000.00	1,012.60	12.48
H-Class	1.73%	5.00%	1,000.00	1,016.35	8.72
Telecommunications Fund
Investor Class	1.49%	5.00%	1,000.00	1,017.55	7.52
A-Class	1.74%	5.00%	1,000.00	1,016.30	8.77
C-Class	2.49%	5.00%	1,000.00	1,012.55	12.53
H-Class	1.75%	5.00%	1,000.00	1,016.25	8.82
Transportation Fund
Investor Class	1.49%	5.00%	1,000.00	1,017.55	7.52
A-Class	1.74%	5.00%	1,000.00	1,016.30	8.77
C-Class	2.48%	5.00%	1,000.00	1,012.60	12.48
H-Class	1.73%	5.00%	1,000.00	1,016.35	8.72
Utilities Fund
Investor Class	1.49%	5.00%	1,000.00	1,017.55	7.52
A-Class	1.73%	5.00%	1,000.00	1,016.35	8.72
C-Class	2.48%	5.00%	1,000.00	1,012.60	12.48
H-Class	1.74%	5.00%	1,000.00	1,016.30	8.77

[1]	Annualized and excludes expenses of the underlying funds in which the Funds invest, if any.
[2]

Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period September 30, 2019 to March 31, 2020.

THE RYDEX FUNDS ANNUAL REPORT | 9

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2020

BANKING FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the banking sector, including commercial banks (and their holding companies) and savings and loan institutions (“Banking Companies”).

For the one-year period ended March 31, 2020, Banking Fund Investor Class returned -30.08%, compared with -17.15% for the S&P 500 Financials Index. The broader S&P 500 Index returned -6.98%.

All industries detracted from return, led by regional banks, diversified banks, and consumer finance.

SunTrust Banks, Inc., First Citizens BancShares, Inc. – Class A, and F.N.B. Corp. contributed the most to the Fund’s return for the period. Wells Fargo & Co., Citigroup, Inc., and Capital One Financial Corp. detracted the most from return.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 1, 1998
A-Class	September 1, 2004
C-Class	March 30, 2001
H-Class	April 1, 1998

Ten Largest Holdings (% of Total Net Assets)
JPMorgan Chase & Co.	4.5%
Bank of America Corp.	4.1%
Citigroup, Inc.	3.7%
Wells Fargo & Co.	3.7%
U.S. Bancorp	3.6%
PNC Financial Services Group, Inc.	3.3%
Truist Financial Corp.	3.1%
Bank of New York Mellon Corp.	3.0%
State Street Corp.	2.4%
Capital One Financial Corp.	2.2%
Top Ten Total	33.6%

“Ten Largest Holdings” excludes any temporary cash investments.

10 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2020

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2020

	1 Year	5 Year	10 Year
Investor Class Shares	(30.08%)	(2.95%)	0.87%
A-Class Shares	(30.25%)	(3.18%)	0.62%
A-Class Shares with sales charge‡	(33.57%)	(4.12%)	0.13%
C-Class Shares	(30.78%)	(3.91%)	(0.13%)
C-Class Shares with CDSC§	(31.47%)	(3.91%)	(0.13%)
H-Class Shares**	(30.24%)	(3.18%)	0.50%
S&P 500 Financials Index	(17.15%)	3.37%	6.89%
S&P 500 Index	(6.98%)	6.73%	10.53%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Financials Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for C-Class and H-Class shares will vary due to differences in fee structures.

**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 11

SCHEDULE OF INVESTMENTS	March 31, 2020
BANKING FUND

	Shares	Value
COMMON STOCKS† - 100.0%

Banks - 90.9%
JPMorgan Chase & Co.	10,554	$950,177
Bank of America Corp.	41,471	880,429
Citigroup, Inc.	18,531	780,526
Wells Fargo & Co.	27,022	775,531
U.S. Bancorp	22,415	772,197
PNC Financial Services Group, Inc.	7,288	697,607
Truist Financial Corp.	21,506	663,245
Bank of New York Mellon Corp.	18,733	630,927
State Street Corp.	9,402	500,845
Northern Trust Corp.	6,201	467,928
First Republic Bank	5,242	431,312
M&T Bank Corp.	3,886	401,929
KeyCorp	30,724	318,608
Fifth Third Bancorp	21,081	313,053
SVB Financial Group*	1,995	301,405
Huntington Bancshares, Inc.	36,411	298,934
Regions Financial Corp.	32,823	294,422
Royal Bank of Canada	4,747	292,178
Commerce Bancshares, Inc.	5,656	284,780
Toronto-Dominion Bank	6,716	284,691
HSBC Holdings plc ADR[1]	9,981	279,568
Citizens Financial Group, Inc.	14,440	271,616
UBS Group AG*	29,140	269,836
Bank of Nova Scotia	6,556	266,174
Canadian Imperial Bank of Commerce	4,315	250,141
HDFC Bank Ltd. ADR	6,333	243,567
Prosperity Bancshares, Inc.	5,025	242,456
Bank of Montreal	4,663	234,362
First Financial Bankshares, Inc.	8,568	229,965
Popular, Inc.	6,531	228,585
ICICI Bank Ltd. ADR	26,778	227,613
Signature Bank	2,784	223,806
CVB Financial Corp.	11,095	222,455
Credit Suisse Group AG ADR*	27,087	219,134
Zions Bancorp North America	7,979	213,518
Glacier Bancorp, Inc.	6,207	211,069
East West Bancorp, Inc.	7,591	195,392
Cullen/Frost Bankers, Inc.	3,480	194,149
Valley National Bancorp	25,716	187,984
Comerica, Inc.	6,259	183,639
Western Alliance Bancorporation	5,895	180,446
TCF Financial Corp.	7,949	180,124
Pinnacle Financial Partners, Inc.	4,758	178,615
Old National Bancorp	13,337	175,915
UMB Financial Corp.	3,709	172,023
CenterState Bank Corp.	9,683	166,838
Umpqua Holdings Corp.	15,282	166,574
Simmons First National Corp. — Class A	9,001	165,618
United Bankshares, Inc.	7,085	163,522
Columbia Banking System, Inc.	5,807	155,628
First Hawaiian, Inc.	9,350	154,556
Fulton Financial Corp.	13,408	154,058
First Horizon National Corp.	18,918	152,479
Home BancShares, Inc.	12,695	152,213
Synovus Financial Corp.	8,629	151,525
Associated Banc-Corp.	11,836	151,382
Bank OZK	8,929	149,114
Cathay General Bancorp	6,315	144,929
PacWest Bancorp	7,682	137,661
Webster Financial Corp.	5,766	132,041
Ameris Bancorp	5,553	131,939
IBERIABANK Corp.	3,637	131,514
Wintrust Financial Corp.	3,939	129,436
United Community Banks, Inc.	7,006	128,280
First Financial Bancorp	8,545	127,406
First Midwest Bancorp, Inc.	9,556	126,474
Hancock Whitney Corp.	6,198	120,985
CIT Group, Inc.	6,321	109,101
Texas Capital Bancshares, Inc.*	4,027	89,279
Cadence BanCorp	11,782	77,172
Total Banks		19,292,600

Savings & Loans - 4.4%
New York Community Bancorp, Inc.	27,457	257,821
People’s United Financial, Inc.	22,500	248,625
Investors Bancorp, Inc.	20,821	166,360
Sterling Bancorp	13,656	142,705
Pacific Premier Bancorp, Inc.	5,785	108,990
Total Savings & Loans		924,501

Insurance - 2.5%
Equitable Holdings, Inc.	18,806	271,747
Voya Financial, Inc.	6,507	263,859
Total Insurance		535,606

Diversified Financial Services - 2.2%
Capital One Financial Corp.	9,355	471,679

Total Common Stocks
(Cost $32,062,165)		21,224,386

12 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2020
BANKING FUND

	Face Amount	Value
REPURCHASE AGREEMENTS††,2 - 0.3%
J.P. Morgan Securities LLC issued 03/31/20 at 0.01% due 04/01/20	$49,246	$49,246
BofA Securities, Inc. issued 03/31/20 at 0.00% due 04/01/20	18,940	18,940
Total Repurchase Agreements
(Cost $68,186)		68,186

	Shares
SECURITIES LENDING COLLATERAL†,3 - 0.2%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.39%[4]	46,079	46,079
Total Securities Lending Collateral
(Cost $46,079)		46,079

Total Investments - 100.5%
(Cost $32,176,430)		$21,338,651
Other Assets & Liabilities, net - (0.5)%		(116,485)
Total Net Assets - 100.0%		$21,222,166

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at March 31, 2020 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of March 31, 2020.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$21,224,386	$—	$—	$21,224,386
Repurchase Agreements	—	68,186	—	68,186
Securities Lending Collateral	46,079	—	—	46,079
Total Assets	$21,270,465	$68,186	$—	$21,338,651

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 13

BANKING FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2020

Assets:
Investments, at value - including $43,752 of securities loaned (cost $32,108,244)	$21,270,465
Repurchase agreements, at value (cost $68,186)	68,186
Cash	54,666
Receivables:
Dividends	73,666
Fund shares sold	12,539
Foreign tax reclaims	544
Securities lending income	32
Total assets	21,480,098

Liabilities:
Payable for:
Fund shares redeemed	148,853
Return of securities lending collateral	46,079
Management fees	16,952
Transfer agent and administrative fees	6,589
Portfolio accounting fees	1,995
Distribution and service fees	1,370
Trustees’ fees*	555
Miscellaneous	35,539
Total liabilities	257,932
Commitments and contingent liabilities (Note 9)	—
Net assets	$21,222,166

Net assets consist of:
Paid in capital	$35,048,770
Total distributable earnings (loss)	(13,826,604)
Net assets	$21,222,166

Investor Class:
Net assets	$17,507,231
Capital shares outstanding	337,781
Net asset value per share	$51.83

A-Class:
Net assets	$2,788,734
Capital shares outstanding	59,366
Net asset value per share	$46.98
Maximum offering price per share (Net asset value divided by 95.25%)	$49.32

C-Class:
Net assets	$764,049
Capital shares outstanding	18,380
Net asset value per share	$41.57

H-Class:
Net assets	$162,152
Capital shares outstanding	3,546
Net asset value per share	$45.73

STATEMENT OF OPERATIONS
Year Ended March 31, 2020

Investment Income:
Dividends (net of foreign withholding tax of $8,700)	$608,934
Interest	1,933
Income from securities lending, net	97
Total investment income	610,964

Expenses:
Management fees	177,245
Distribution and service fees:
A-Class	11,254
C-Class	12,262
H-Class	5,568
Transfer agent and administrative fees	53,734
Portfolio accounting fees	20,852
Professional fees	8,941
Trustees’ fees*	3,797
Custodian fees	2,856
Line of credit fees	53
Miscellaneous	40,835
Total expenses	337,397
Net investment income	273,567

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	15,650
Net realized gain	15,650
Net change in unrealized appreciation (depreciation) on:
Investments	(12,335,006)
Net change in unrealized appreciation (depreciation)	(12,335,006)
Net realized and unrealized loss	(12,319,356)
Net decrease in net assets resulting from operations	$(12,045,789)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

14 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

BANKING FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2020	Year Ended March 31, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment income	$273,567	$179,656
Net realized gain on investments	15,650	800,892
Net change in unrealized appreciation (depreciation) on investments	(12,335,006)	(4,677,698)
Net decrease in net assets resulting from operations	(12,045,789)	(3,697,150)

Distributions to shareholders:
Investor Class	(108,737)	(97,425)
A-Class	(31,237)	(93,207)
C-Class	(9,418)	(91,847)
H-Class	(30,264)	(5,420)
Total distributions to shareholders	(179,656)	(287,899)

Capital share transactions:
Proceeds from sale of shares
Investor Class	97,783,948	106,641,289
A-Class	840,548	4,740,864
C-Class	1,729,649	5,542,911
H-Class	8,514,542	73,023,137
Distributions reinvested
Investor Class	108,041	91,809
A-Class	30,103	89,208
C-Class	9,418	91,561
H-Class	30,213	5,361
Cost of shares redeemed
Investor Class	(75,479,771)	(124,774,957)
A-Class	(1,702,700)	(3,478,711)
C-Class	(1,910,665)	(7,834,143)
H-Class	(10,167,108)	(85,075,671)
Net increase (decrease) from capital share transactions	19,786,218	(30,937,342)
Net increase (decrease) in net assets	7,560,773	(34,922,391)

Net assets:
Beginning of year	13,661,393	48,583,784
End of year	$21,222,166	$13,661,393

Capital share activity:
Shares sold
Investor Class	1,226,311	1,312,693
A-Class	11,635	65,441
C-Class	27,344	79,933
H-Class	120,683	1,002,598
Shares issued from reinvestment of distributions
Investor Class	1,272	1,285
A-Class	391	1,372
C-Class	138	1,575
H-Class	403	85
Shares redeemed
Investor Class	(970,220)	(1,537,374)
A-Class	(24,173)	(47,026)
C-Class	(30,321)	(117,694)
H-Class	(140,736)	(1,164,683)
Net increase (decrease) in shares	222,727	(401,795)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 15

BANKING FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016
Per Share Data
Net asset value, beginning of period	$74.58	$86.27	$76.86	$56.13	$62.71
Income (loss) from investment operations:
Net investment income (loss)[a]	1.14	.81	.60	.53	.68
Net gain (loss) on investments (realized and unrealized)	(23.38)	(10.92)	9.12	20.51	(6.97)
Total from investment operations	(22.24)	(10.11)	9.72	21.04	(6.29)
Less distributions from:
Net investment income	(.51)	(1.58)	(.31)	(.31)	(.29)
Total distributions	(.51)	(1.58)	(.31)	(.31)	(.29)
Net asset value, end of period	$51.83	$74.58	$86.27	$76.86	$56.13

Total Return	(30.08%)	(11.63%)	12.63%	37.53%	(10.10%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$17,507	$5,997	$26,209	$41,473	$7,206
Ratios to average net assets:
Net investment income (loss)	1.47%	0.97%	0.73%	0.74%	1.07%
Total expenses	1.48%	1.46%	1.38%	1.38%	1.34%
Portfolio turnover rate	360%	633%	772%	907%	514%

A-Class	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016
Per Share Data
Net asset value, beginning of period	$67.81	$78.80	$70.41	$51.55	$57.76
Income (loss) from investment operations:
Net investment income (loss)[a]	.87	.57	.37	.33	.40
Net gain (loss) on investments (realized and unrealized)	(21.19)	(9.98)	8.33	18.84	(6.32)
Total from investment operations	(20.32)	(9.41)	8.70	19.17	(5.92)
Less distributions from:
Net investment income	(.51)	(1.58)	(.31)	(.31)	(.29)
Total distributions	(.51)	(1.58)	(.31)	(.31)	(.29)
Net asset value, end of period	$46.98	$67.81	$78.80	$70.41	$51.55

Total Return[b]	(30.25%)	(11.85%)	12.37%	37.21%	(10.31%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,789	$4,849	$4,076	$5,934	$876
Ratios to average net assets:
Net investment income (loss)	1.23%	0.76%	0.50%	0.51%	0.69%
Total expenses	1.73%	1.72%	1.63%	1.63%	1.59%
Portfolio turnover rate	360%	633%	772%	907%	514%

16 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

BANKING FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016
Per Share Data
Net asset value, beginning of period	$60.51	$71.05	$63.98	$47.22	$53.34
Income (loss) from investment operations:
Net investment income (loss)[a]	.31	(.05)	(.17)	(.05)	.03
Net gain (loss) on investments (realized and unrealized)	(18.74)	(8.91)	7.55	17.12	(5.86)
Total from investment operations	(18.43)	(8.96)	7.38	17.07	(5.83)
Less distributions from:
Net investment income	(.51)	(1.58)	(.31)	(.31)	(.29)
Total distributions	(.51)	(1.58)	(.31)	(.31)	(.29)
Net asset value, end of period	$41.57	$60.51	$71.05	$63.98	$47.22

Total Return[b]	(30.78%)	(12.51%)	11.54%	36.18%	(10.99%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$764	$1,284	$4,079	$5,634	$3,188
Ratios to average net assets:
Net investment income (loss)	0.49%	(0.07%)	(0.25%)	(0.09%)	0.05%
Total expenses	2.48%	2.46%	2.38%	2.37%	2.35%
Portfolio turnover rate	360%	633%	772%	907%	514%

H-Class	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016[c]
Per Share Data
Net asset value, beginning of period	$66.00	$76.78	$68.61	$50.22	$56.30
Income (loss) from investment operations:
Net investment income (loss)[a]	.74	.45	.39	.29	.33
Net gain (loss) on investments (realized and unrealized)	(20.50)	(9.65)	8.09	18.41	(6.12)
Total from investment operations	(19.76)	(9.20)	8.48	18.70	(5.79)
Less distributions from:
Net investment income	(.51)	(1.58)	(.31)	(.31)	(.29)
Total distributions	(.51)	(1.58)	(.31)	(.31)	(.29)
Net asset value, end of period	$45.73	$66.00	$76.78	$68.61	$50.22

Total Return	(30.24%)	(11.89%)	12.38%	37.26%	(10.34%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$162	$1,531	$14,220	$8,467	$1,360
Ratios to average net assets:
Net investment income (loss)	1.02%	0.60%	0.52%	0.45%	0.57%
Total expenses	1.74%	1.70%	1.62%	1.63%	1.68%
Portfolio turnover rate	360%	633%	772%	907%	514%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]

Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares. The financial highlights for periods prior to that date reflect the performance of the former Advisor Class.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 17

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2020

BASIC MATERIALS FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies engaged in the mining, manufacture, or sale of basic materials, such as lumber, steel, iron, aluminum, concrete, chemicals, and other basic building and manufacturing materials (“Basic Materials Companies”).

For the one-year period ended March 31, 2020, Basic Materials Fund Investor Class returned -23.61%, compared with -16.57% for the S&P 500 Materials Index. The broader S&P 500 Index returned -6.98%.

The gold industry contributed the most to return, followed by the silver industry. Specialty chemicals detracted the most from return, followed by the steel industry and diversified chemicals.

Newmont Corp., Barrick Gold Corp., and AngloGold Ashanti Ltd. ADR contributed the most to the Fund’s return for the period. DuPont de Nemours, Inc., Dow, Inc., and Freeport-McMoRan, Inc. detracted the most from return.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 1, 1998
A-Class	September 1, 2004
C-Class	May 3, 2001
H-Class	April 14, 1998

Ten Largest Holdings (% of Total Net Assets)
Newmont Corp.	3.9%
Air Products & Chemicals, Inc.	3.7%
Ecolab, Inc.	3.6%
Sherwin-Williams Co.	3.5%
Barrick Gold Corp.	3.1%
Ball Corp.	2.8%
Linde plc	2.8%
Corteva, Inc.	2.3%
DuPont de Nemours, Inc.	2.2%
PPG Industries, Inc.	2.1%
Top Ten Total	30.0%

“Ten Largest Holdings” excludes any temporary cash investments.

18 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2020

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2020

	1 Year	5 Year	10 Year
Investor Class Shares	(23.61%)	(1.44%)	0.64%
A-Class Shares	(23.80%)	(1.68%)	0.38%
A-Class Shares with sales charge‡	(27.43%)	(2.64%)	(0.10%)
C-Class Shares	(24.35%)	(2.41%)	(0.36%)
C-Class Shares with CDSC§	(25.06%)	(2.41%)	(0.36%)
H-Class Shares**	(23.81%)	(1.69%)	0.26%
S&P 500 Materials Index	(16.57%)	0.57%	5.57%
S&P 500 Index	(6.98%)	6.73%	10.53%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Materials Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for C-Class shares and H-Class shares will vary due to differences in fee structures.

**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 19

SCHEDULE OF INVESTMENTS	March 31, 2020
BASIC MATERIALS FUND

	Shares	Value
COMMON STOCKS† - 99.9%

Chemicals - 43.1%
Air Products & Chemicals, Inc.	3,458	$690,251
Ecolab, Inc.	4,284	667,576
Sherwin-Williams Co.	1,409	647,464
Linde plc	3,011	520,903
DuPont de Nemours, Inc.	12,083	412,030
PPG Industries, Inc.	4,734	395,762
Dow, Inc.	13,079	382,430
International Flavors & Fragrances, Inc.[1]	3,296	336,456
FMC Corp.	4,114	336,073
LyondellBasell Industries N.V. — Class A	6,638	329,444
RPM International, Inc.	4,670	277,865
Celanese Corp. — Class A	3,513	257,819
Albemarle Corp.	4,373	246,506
Eastman Chemical Co.	4,628	215,572
CF Industries Holdings, Inc.	7,701	209,467
Balchem Corp.	2,002	197,637
Westlake Chemical Corp.	4,860	185,506
Axalta Coating Systems Ltd.*	9,945	171,750
Mosaic Co.	15,329	165,860
Ashland Global Holdings, Inc.	3,152	157,821
Huntsman Corp.	10,818	156,104
Nutrien Ltd.[1]	4,585	155,615
Valvoline, Inc.	10,433	136,568
Element Solutions, Inc.*	16,285	136,142
Olin Corp.	10,715	125,044
WR Grace & Co.	3,486	124,102
Innospec, Inc.	1,740	120,913
PolyOne Corp.	4,940	93,712
Chemours Co.	10,082	89,427
Ingevity Corp.*	2,450	86,240
Total Chemicals		8,028,059

Mining - 19.7%
Newmont Corp.	15,921	720,903
Barrick Gold Corp.	31,247	572,445
Freeport-McMoRan, Inc.	37,491	253,064
Wheaton Precious Metals Corp.	9,157	252,092
Franco-Nevada Corp.	2,503	249,099
Rio Tinto plc ADR	5,245	238,962
Royal Gold, Inc.	2,692	236,115
AngloGold Ashanti Ltd. ADR	11,953	198,779
Agnico Eagle Mines Ltd.	4,992	198,632
BHP Group Ltd. ADR[1]	5,115	187,669
Pan American Silver Corp.	10,418	149,290
Kirkland Lake Gold Ltd.	5,010	148,296
Teck Resources Ltd. — Class B	13,577	102,642
Kaiser Aluminum Corp.	1,347	93,320
Alcoa Corp.*	10,319	63,565
Total Mining		3,664,873

Packaging & Containers - 14.0%
Ball Corp.	8,088	522,970
Crown Holdings, Inc.*	4,956	287,646
Packaging Corporation of America	3,277	284,542
Westrock Co.	8,772	247,897
Sonoco Products Co.	4,530	209,966
Amcor plc	24,790	201,295
Berry Global Group, Inc.*	5,957	200,810
Silgan Holdings, Inc.	6,810	197,626
Graphic Packaging Holding Co.	14,925	182,085
Sealed Air Corp.	6,919	170,968
O-I Glass, Inc.	12,973	92,238
Total Packaging & Containers		2,598,043

Iron & Steel - 8.2%
Vale S.A. ADR	41,208	341,614
Nucor Corp.	8,259	297,489
Reliance Steel & Aluminum Co.	2,649	232,026
Steel Dynamics, Inc.	8,896	200,516
Commercial Metals Co.	8,329	131,515
ArcelorMittal S.A.[1]	10,351	96,575
United States Steel Corp.[1]	12,790	80,705
Allegheny Technologies, Inc.*	8,887	75,539
Carpenter Technology Corp.	3,473	67,724
Total Iron & Steel		1,523,703

Building Materials - 5.8%
Vulcan Materials Co.	3,453	373,166
Martin Marietta Materials, Inc.	1,714	324,340
Eagle Materials, Inc.	2,430	141,961
Louisiana-Pacific Corp.	6,963	119,624
Summit Materials, Inc. — Class A*	7,640	114,600
Total Building Materials		1,073,691

Biotechnology - 2.3%
Corteva, Inc.	18,501	434,773

Forest Products & Paper - 2.2%
International Paper Co.	10,413	324,157
Domtar Corp.	4,286	92,749
Total Forest Products & Paper		416,906

Household Products & Housewares - 1.5%
Avery Dennison Corp.	2,807	285,949

Housewares - 1.4%
Scotts Miracle-Gro Co. — Class A	2,620	268,288

Miscellaneous Manufacturing - 1.4%
AptarGroup, Inc.	2,664	265,175

Coal - 0.3%
Warrior Met Coal, Inc.	5,621	59,695

Total Common Stocks
(Cost $19,274,802)		18,619,155

20 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2020
BASIC MATERIALS FUND

	Face Amount	Value
REPURCHASE AGREEMENTS††,2 - 0.7%
J.P. Morgan Securities LLC issued 03/31/20 at 0.01% due 04/01/20	$88,344	$88,344
BofA Securities, Inc. issued 03/31/20 at 0.00% due 04/01/20	33,978	33,978
Total Repurchase Agreements
(Cost $122,322)		122,322

	Shares
SECURITIES LENDING COLLATERAL†,3 - 3.4%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.39%[4]	641,991	641,991
Total Securities Lending Collateral
(Cost $641,991)		641,991

Total Investments - 104.0%
(Cost $20,039,115)		$19,383,468
Other Assets & Liabilities, net - (4.0)%		(753,668)
Total Net Assets - 100.0%		$18,629,800

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at March 31, 2020 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of March 31, 2020.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$18,619,155	$—	$—	$18,619,155
Repurchase Agreements	—	122,322	—	122,322
Securities Lending Collateral	641,991	—	—	641,991
Total Assets	$19,261,146	$122,322	$—	$19,383,468

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 21

BASIC MATERIALS FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2020

Assets:
Investments, at value - including $623,426 of securities loaned (cost $19,916,793)	$19,261,146
Repurchase agreements, at value (cost $122,322)	122,322
Cash	98,495
Receivables:
Dividends	58,049
Fund shares sold	15,161
Foreign tax reclaims	252
Securities lending income	249
Total assets	19,555,674

Liabilities:
Payable for:
Return of securities lending collateral	641,991
Deferred foreign capital gain taxes	130,382
Fund shares redeemed	100,534
Management fees	13,944
Transfer agent and administrative fees	5,371
Distribution and service fees	2,145
Portfolio accounting fees	1,641
Trustees’ fees*	456
Miscellaneous	29,410
Total liabilities	925,874
Commitments and contingent liabilities (Note 9)	—
Net assets	$18,629,800

Net assets consist of:
Paid in capital	$23,960,865
Total distributable earnings (loss)	(5,331,065)
Net assets	$18,629,800

Investor Class:
Net assets	$13,313,072
Capital shares outstanding	314,033
Net asset value per share	$42.39

A-Class:
Net assets	$2,965,733
Capital shares outstanding	75,246
Net asset value per share	$39.41
Maximum offering price per share (Net asset value divided by 95.25%)	$41.38

C-Class:
Net assets	$1,526,243
Capital shares outstanding	44,672
Net asset value per share	$34.17

H-Class:
Net assets	$824,752
Capital shares outstanding	21,617
Net asset value per share	$38.15

STATEMENT OF OPERATIONS
Year Ended March 31, 2020

Investment Income:
Dividends (net of foreign withholding tax of $6,434)	$737,126
Interest	5,787
Income from securities lending, net	5,769
Total investment income	748,682

Expenses:
Management fees	286,857
Distribution and service fees:
A-Class	14,592
C-Class	24,930
H-Class	3,387
Transfer agent and administrative fees	85,639
Portfolio accounting fees	33,747
Registration fees	32,808
Professional fees	17,593
Trustees’ fees*	8,651
Custodian fees	5,088
Line of credit fees	15
Miscellaneous	27,422
Total expenses	540,729
Net investment income	207,953

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	1,496,946
Net realized gain	1,496,946
Net change in unrealized appreciation (depreciation) on:
Investments	(7,784,086)
Net change in unrealized appreciation (depreciation)	(7,784,086)
Net realized and unrealized loss	(6,287,140)
Net decrease in net assets resulting from operations	$(6,079,187)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

22 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

BASIC MATERIALS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2020	Year Ended March 31, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment income	$207,953	$190,591
Net realized gain on investments	1,496,946	1,031,495
Net change in unrealized appreciation (depreciation) on investments	(7,784,086)	(3,199,686)
Net decrease in net assets resulting from operations	(6,079,187)	(1,977,600)

Distributions to shareholders:
Investor Class	(1,041,004)	(309,723)
A-Class	(222,796)	(105,350)
C-Class	(126,761)	(55,959)
H-Class	(70,981)	(22,701)
Total distributions to shareholders	(1,461,542)	(493,733)

Capital share transactions:
Proceeds from sale of shares
Investor Class	29,131,033	60,791,910
A-Class	1,863,446	13,521,729
C-Class	1,431,379	1,838,738
H-Class	5,043,330	53,900,702
Distributions reinvested
Investor Class	1,023,950	302,395
A-Class	212,298	100,455
C-Class	125,218	53,020
H-Class	70,857	22,649
Cost of shares redeemed
Investor Class	(37,986,062)	(84,799,935)
A-Class	(4,863,920)	(15,127,115)
C-Class	(2,316,529)	(4,248,363)
H-Class	(5,432,603)	(61,389,310)
Net decrease from capital share transactions	(11,697,603)	(35,033,125)
Net decrease in net assets	(19,238,332)	(37,504,458)

Net assets:
Beginning of year	37,868,132	75,372,590
End of year	$18,629,800	$37,868,132

Capital share activity:
Shares sold
Investor Class	497,060	1,043,944
A-Class	33,828	242,632
C-Class	30,294	36,405
H-Class	97,382	980,871
Shares issued from reinvestment of distributions
Investor Class	17,636	5,738
A-Class	3,930	2,037
C-Class	2,668	1,219
H-Class	1,355	474
Shares redeemed
Investor Class	(660,790)	(1,444,031)
A-Class	(87,985)	(279,290)
C-Class	(49,672)	(85,424)
H-Class	(104,189)	(1,122,063)
Net decrease in shares	(218,483)	(617,488)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 23

BASIC MATERIALS FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016
Per Share Data
Net asset value, beginning of period	$58.04	$60.37	$55.71	$45.18	$50.18
Income (loss) from investment operations:
Net investment income (loss)[a]	.43	.35	.11	.18	.26
Net gain (loss) on investments (realized and unrealized)	(13.42)	(1.85)	4.80	10.92	(4.39)
Total from investment operations	(12.99)	(1.50)	4.91	11.10	(4.13)
Less distributions from:
Net investment income	(.90)	(.24)	(.25)	(.57)	(.87)
Net realized gains	(1.76)	(.59)	—	—	—
Total distributions	(2.66)	(.83)	(.25)	(.57)	(.87)
Net asset value, end of period	$42.39	$58.04	$60.37	$55.71	$45.18

Total Return	(23.61%)	(2.36%)	8.81%	24.65%	(8.07%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$13,313	$26,704	$51,589	$56,854	$30,653
Ratios to average net assets:
Net investment income (loss)	0.74%	0.59%	0.18%	0.35%	0.55%
Total expenses	1.48%	1.47%	1.38%	1.37%	1.35%
Portfolio turnover rate	67%	247%	257%	361%	471%

A-Class	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016
Per Share Data
Net asset value, beginning of period	$54.27	$56.66	$52.42	$42.65	$47.54
Income (loss) from investment operations:
Net investment income (loss)[a]	.26	.25	(.01)	.03	.10
Net gain (loss) on investments (realized and unrealized)	(12.46)	(1.81)	4.50	10.31	(4.12)
Total from investment operations	(12.20)	(1.56)	4.49	10.34	(4.02)
Less distributions from:
Net investment income	(.90)	(.24)	(.25)	(.57)	(.87)
Net realized gains	(1.76)	(.59)	—	—	—
Total distributions	(2.66)	(.83)	(.25)	(.57)	(.87)
Net asset value, end of period	$39.41	$54.27	$56.66	$52.42	$42.65

Total Return[b]	(23.80%)	(2.60%)	8.56%	24.33%	(8.29%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,966	$6,810	$9,070	$16,355	$4,152
Ratios to average net assets:
Net investment income (loss)	0.48%	0.45%	(0.02%)	0.06%	0.24%
Total expenses	1.73%	1.72%	1.63%	1.62%	1.60%
Portfolio turnover rate	67%	247%	257%	361%	471%

24 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

BASIC MATERIALS FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016
Per Share Data
Net asset value, beginning of period	$47.73	$50.32	$46.93	$38.52	$43.36
Income (loss) from investment operations:
Net investment income (loss)[a]	(.11)	(.21)	(.38)	(.29)	(.17)
Net gain (loss) on investments (realized and unrealized)	(10.79)	(1.55)	4.02	9.27	(3.80)
Total from investment operations	(10.90)	(1.76)	3.64	8.98	(3.97)
Less distributions from:
Net investment income	(.90)	(.24)	(.25)	(.57)	(.87)
Net realized gains	(1.76)	(.59)	—	—	—
Total distributions	(2.66)	(.83)	(.25)	(.57)	(.87)
Net asset value, end of period	$34.17	$47.73	$50.32	$46.93	$38.52

Total Return[b]	(24.35%)	(3.35%)	7.75%	23.41%	(8.98%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,526	$2,930	$5,494	$5,824	$2,430
Ratios to average net assets:
Net investment income (loss)	(0.23%)	(0.42%)	(0.75%)	(0.66%)	(0.43%)
Total expenses	2.47%	2.47%	2.38%	2.37%	2.35%
Portfolio turnover rate	67%	247%	257%	361%	471%

H-Class	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016[c]
Per Share Data
Net asset value, beginning of period	$52.62	$54.95	$50.84	$41.37	$46.19
Income (loss) from investment operations:
Net investment income (loss)[a]	.27	.12	(.05)	.01	.09
Net gain (loss) on investments (realized and unrealized)	(12.08)	(1.62)	4.41	10.03	(4.04)
Total from investment operations	(11.81)	(1.50)	4.36	10.04	(3.95)
Less distributions from:
Net investment income	(.90)	(.24)	(.25)	(.57)	(.87)
Net realized gains	(1.76)	(.59)	—	—	—
Total distributions	(2.66)	(.83)	(.25)	(.57)	(.87)
Net asset value, end of period	$38.15	$52.62	$54.95	$50.84	$41.37

Total Return	(23.81%)	(2.59%)	8.57%	24.36%	(8.36%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$825	$1,424	$9,220	$8,077	$2,612
Ratios to average net assets:
Net investment income (loss)	0.51%	0.21%	(0.09%)	0.03%	0.24%
Total expenses	1.72%	1.71%	1.62%	1.62%	1.64%
Portfolio turnover rate	67%	247%	257%	361%	471%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]

Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares. The financial highlights for periods prior to that date reflect the performance of the former Advisor Class.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 25

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2020

BIOTECHNOLOGY FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the biotechnology industry, including companies involved in research and development, genetic, or other biological engineering, and in the design, manufacture, or sale of related biotechnology products or services (“Biotechnology Companies”).

For the one-year period ended March 31, 2020, Biotechnology Fund Investor Class returned -9.91%, compared with -1.01% for the S&P 500 Health Care Index. The broader S&P 500 Index returned -6.98%.

All industries detracted from return, led by biotechnology, life sciences tools & services and pharmaceuticals.

Medicines Co., Array BioPharma, Inc., and Biogen, Inc. contributed the most to the Fund’s return for the period. Bluebird Bio, Inc., Amarin Corporation plc ADR, and Sage Therapeutics, Inc. detracted the most from return.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 1, 1998
A-Class	September 1, 2004
C-Class	March 30, 2001
H-Class	April 1, 1998

Ten Largest Holdings (% of Total Net Assets)
Gilead Sciences, Inc.	8.0%
Amgen, Inc.	7.7%
AbbVie, Inc.	7.5%
Regeneron Pharmaceuticals, Inc.	6.4%
Vertex Pharmaceuticals, Inc.	6.3%
Biogen, Inc.	5.9%
Illumina, Inc.	4.4%
Seattle Genetics, Inc.	3.4%
Alexion Pharmaceuticals, Inc.	3.0%
BioMarin Pharmaceutical, Inc.	3.0%
Top Ten Total	55.6%

“Ten Largest Holdings” excludes any temporary cash investments.

26 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2020

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2020

	1 Year	5 Year	10 Year
Investor Class Shares	(9.91%)	(0.63%)	13.18%
A-Class Shares	(10.14%)	(0.88%)	12.90%
A-Class Shares with sales charge‡	(14.40%)	(1.84%)	12.35%
C-Class Shares	(10.80%)	(1.62%)	12.06%
C-Class Shares with CDSC§	(11.65%)	(1.62%)	12.06%
H-Class Shares**	(10.12%)	(0.90%)	12.75%
S&P 500 Health Care Index	(1.01%)	6.01%	12.83%
S&P 500 Index	(6.98%)	6.73%	10.53%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Health Care Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for C-Class shares and H-Class shares will vary due to differences in fee structures.

**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 27

SCHEDULE OF INVESTMENTS	March 31, 2020
BIOTECHNOLOGY FUND

	Shares	Value
COMMON STOCKS† - 99.6%

Biotechnology - 77.2%
Gilead Sciences, Inc.	163,732	$12,240,604
Amgen, Inc.	58,142	11,787,128
Regeneron Pharmaceuticals, Inc.*	20,112	9,820,488
Vertex Pharmaceuticals, Inc.*	40,445	9,623,888
Biogen, Inc.*	28,829	9,120,919
Illumina, Inc.*	24,935	6,810,247
Seattle Genetics, Inc.*	44,885	5,178,831
Alexion Pharmaceuticals, Inc.*	51,833	4,654,085
BioMarin Pharmaceutical, Inc.*	53,836	4,549,142
Incyte Corp.*	57,026	4,176,014
Alnylam Pharmaceuticals, Inc.*	35,690	3,884,856
ACADIA Pharmaceuticals, Inc.*	69,528	2,937,558
Guardant Health, Inc.*	39,438	2,744,885
Ionis Pharmaceuticals, Inc.*	56,232	2,658,649
Exact Sciences Corp.*	44,657	2,590,106
Exelixis, Inc.*	148,806	2,562,439
United Therapeutics Corp.*	26,008	2,466,209
Ultragenyx Pharmaceutical, Inc.*	43,750	1,943,813
Nektar Therapeutics*	104,961	1,873,554
PTC Therapeutics, Inc.*	41,710	1,860,683
FibroGen, Inc.*	50,727	1,762,763
Blueprint Medicines Corp.*	29,512	1,725,862
Mirati Therapeutics, Inc.*	21,283	1,636,024
Immunomedics, Inc.*	120,092	1,618,840
BeiGene Ltd. ADR*	12,580	1,548,724
Bluebird Bio, Inc.*	28,921	1,329,209
Arrowhead Pharmaceuticals, Inc.*	44,717	1,286,508
Intercept Pharmaceuticals, Inc.*	19,573	1,232,316
Ligand Pharmaceuticals, Inc. — Class B*,1	14,791	1,075,602
Myriad Genetics, Inc.*	60,813	870,234
Sage Therapeutics, Inc.*	20,116	577,732
Amarin Corporation plc ADR*,1	130,623	522,492
Total Biotechnology		118,670,404

Pharmaceuticals - 19.2%
AbbVie, Inc.	151,830	11,567,928
Neurocrine Biosciences, Inc.*	34,429	2,979,830
Mylan N.V.*	188,846	2,815,694
Sarepta Therapeutics, Inc.*	28,749	2,812,227
PRA Health Sciences, Inc.*	28,111	2,334,337
Jazz Pharmaceuticals plc*	18,477	1,842,896
Global Blood Therapeutics, Inc.*	32,973	1,684,591
Agios Pharmaceuticals, Inc.*	43,958	1,559,630
Alkermes plc*	106,006	1,528,606
Portola Pharmaceuticals, Inc.*	63,270	451,115
Total Pharmaceuticals		29,576,854

Healthcare-Products - 1.9%
Bio-Techne Corp.	15,528	2,944,419

Healthcare-Services - 1.3%
Syneos Health, Inc.*	49,240	1,941,041

Total Common Stocks
(Cost $83,320,381)		153,132,718
RIGHTS††† - 0.0%
Biotechnology - 0.0%
Clinical Data, Inc.*,2	24,000	—

Total Rights
(Cost $—)		—

	Face Amount
REPURCHASE AGREEMENTS††,3 - 0.4%
J.P. Morgan Securities LLC issued 03/31/20 at 0.01% due 04/01/20	$466,498	466,498
BofA Securities, Inc. issued 03/31/20 at 0.00% due 04/01/20	179,422	179,422
Total Repurchase Agreements
(Cost $645,920)		645,920

	Shares
SECURITIES LENDING COLLATERAL†,4 - 1.2%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.39%[5]	1,830,522	1,830,522
Total Securities Lending Collateral
(Cost $1,830,522)		1,830,522

Total Investments - 101.2%
(Cost $85,796,823)		$155,609,160
Other Assets & Liabilities, net - (1.2)%		(1,792,478)
Total Net Assets - 100.0%		$153,816,682

28 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2020
BIOTECHNOLOGY FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	All or a portion of this security is on loan at March 31, 2020 — See Note 7.
[2]	Security was fair valued by the Valuation Committee at March 31, 2020. The total market value of fair valued securities amounts to $0, (cost $0) or 0.0% of total net assets.
[3]	Repurchase Agreements — See Note 6.
[4]	Securities lending collateral — See Note 7.
[5]	Rate indicated is the 7-day yield as of March 31, 2020.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs		Total
Common Stocks	$153,132,718	$—	$—		$153,132,718
Rights	—	—	—	*	—
Repurchase Agreements	—	645,920	—		645,920
Securities Lending Collateral	1,830,522	—	—		1,830,522
Total Assets	$154,963,240	$645,920	$—		$155,609,160

*	Security has a market value of $0.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 29

BIOTECHNOLOGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2020

Assets:
Investments, at value - including $1,090,544 of securities loaned (cost $85,150,903)	$154,963,240
Repurchase agreements, at value (cost $645,920)	645,920
Cash	517,842
Receivables:
Fund shares sold	1,104,077
Securities lending income	678
Total assets	157,231,757

Liabilities:
Payable for:
Return of securities lending collateral	1,830,522
Securities purchased	918,577
Fund shares redeemed	249,554
Management fees	111,953
Transfer agent and administrative fees	41,517
Portfolio accounting fees	13,171
Distribution and service fees	12,982
Trustees’ fees*	3,629
Miscellaneous	233,170
Total liabilities	3,415,075
Commitments and contingent liabilities (Note 9)	—
Net assets	$153,816,682

Net assets consist of:
Paid in capital	$81,984,634
Total distributable earnings (loss)	71,832,048
Net assets	$153,816,682

Investor Class:
Net assets	$122,194,217
Capital shares outstanding	1,703,769
Net asset value per share	$71.72

A-Class:
Net assets	$14,565,233
Capital shares outstanding	224,350
Net asset value per share	$64.92
Maximum offering price per share (Net asset value divided by 95.25%)	$68.16

C-Class:
Net assets	$8,691,826
Capital shares outstanding	155,629
Net asset value per share	$55.85

H-Class:
Net assets	$8,365,406
Capital shares outstanding	133,417
Net asset value per share	$62.70

STATEMENT OF OPERATIONS
Year Ended March 31, 2020

Investment Income:
Dividends (net of foreign withholding tax of $305)	$1,640,029
Interest	17,340
Income from securities lending, net	87,333
Total investment income	1,744,702

Expenses:
Management fees	1,623,000
Distribution and service fees:
A-Class	46,813
C-Class	109,773
H-Class	30,180
Transfer agent and administrative fees	485,942
Portfolio accounting fees	190,939
Registration fees	178,488
Professional fees	90,247
Trustees’ fees*	46,220
Custodian fees	27,417
Line of credit fees	985
Miscellaneous	175,023
Total expenses	3,005,027
Net investment loss	(1,260,325)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	30,914,727
Net realized gain	30,914,727
Net change in unrealized appreciation (depreciation) on:
Investments	(50,590,210)
Net change in unrealized appreciation (depreciation)	(50,590,210)
Net realized and unrealized loss	(19,675,483)
Net decrease in net assets resulting from operations	$(20,935,808)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

30 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

BIOTECHNOLOGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2020	Year Ended March 31, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(1,260,325)	$(2,323,341)
Net realized gain on investments	30,914,727	20,676,333
Net change in unrealized appreciation (depreciation) on investments	(50,590,210)	(2,119,169)
Net increase (decrease) in net assets resulting from operations	(20,935,808)	16,233,823

Distributions to shareholders:
Investor Class	(7,452,087)	(20,899,598)
A-Class	(840,011)	(2,845,408)
C-Class	(571,551)	(2,017,464)
H-Class	(695,143)	(1,678,559)
Total distributions to shareholders	(9,558,792)	(27,441,029)

Capital share transactions:
Proceeds from sale of shares
Investor Class	103,363,667	175,638,002
A-Class	2,369,625	9,604,414
C-Class	2,263,964	3,143,702
H-Class	35,583,269	92,660,528
Distributions reinvested
Investor Class	7,185,311	19,858,630
A-Class	820,588	2,754,996
C-Class	559,459	1,958,952
H-Class	694,706	1,677,352
Cost of shares redeemed
Investor Class	(142,739,172)	(220,835,959)
A-Class	(9,063,961)	(15,320,741)
C-Class	(6,580,327)	(10,075,316)
H-Class	(38,250,877)	(99,694,575)
Net decrease from capital share transactions	(43,793,748)	(38,630,015)
Net decrease in net assets	(74,288,348)	(49,837,221)

Net assets:
Beginning of year	228,105,030	277,942,251
End of year	$153,816,682	$228,105,030

Capital share activity:
Shares sold
Investor Class	1,275,833	1,962,897
A-Class	33,243	117,041
C-Class	37,703	43,301
H-Class	504,782	1,191,990
Shares issued from reinvestment of distributions
Investor Class	85,509	267,817
A-Class	10,780	40,736
C-Class	8,524	33,107
H-Class	9,449	25,640
Shares redeemed
Investor Class	(1,793,859)	(2,509,948)
A-Class	(126,300)	(190,944)
C-Class	(106,316)	(139,375)
H-Class	(562,751)	(1,290,035)
Net decrease in shares	(623,403)	(447,773)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 31

BIOTECHNOLOGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016
Per Share Data
Net asset value, beginning of period	$83.02	$87.17	$79.72	$68.30	$93.63
Income (loss) from investment operations:
Net investment income (loss)[a]	(.44)	(.68)	(.62)	(.57)	(.75)
Net gain (loss) on investments (realized and unrealized)	(7.26)	6.42	12.77	11.99	(23.30)
Total from investment operations	(7.70)	5.74	12.15	11.42	(24.05)
Less distributions from:
Net realized gains	(3.60)	(9.89)	(4.70)	—	(1.28)
Total distributions	(3.60)	(9.89)	(4.70)	—	(1.28)
Net asset value, end of period	$71.72	$83.02	$87.17	$79.72	$68.30

Total Return	(9.91%)	7.94%	15.34%	16.71%	(25.98%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$122,194	$177,344	$210,564	$238,614	$260,476
Ratios to average net assets:
Net investment income (loss)	(0.56%)	(0.79%)	(0.70%)	(0.76%)	(0.84%)
Total expenses	1.48%	1.46%	1.37%	1.37%	1.32%
Portfolio turnover rate	64%	100%	105%	207%	83%

A-Class	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016
Per Share Data
Net asset value, beginning of period	$75.66	$80.55	$74.16	$63.69	$87.63
Income (loss) from investment operations:
Net investment income (loss)[a]	(.57)	(.82)	(.76)	(.70)	(.91)
Net gain (loss) on investments (realized and unrealized)	(6.57)	5.82	11.85	11.17	(21.75)
Total from investment operations	(7.14)	5.00	11.09	10.47	(22.66)
Less distributions from:
Net realized gains	(3.60)	(9.89)	(4.70)	—	(1.28)
Total distributions	(3.60)	(9.89)	(4.70)	—	(1.28)
Net asset value, end of period	$64.92	$75.66	$80.55	$74.16	$63.69

Total Return[b]	(10.14%)	7.68%	15.04%	16.42%	(26.17%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$14,565	$23,199	$27,370	$36,849	$48,672
Ratios to average net assets:
Net investment income (loss)	(0.80%)	(1.04%)	(0.93%)	(1.01%)	(1.09%)
Total expenses	1.73%	1.71%	1.62%	1.61%	1.57%
Portfolio turnover rate	64%	100%	105%	207%	83%

32 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

BIOTECHNOLOGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016
Per Share Data
Net asset value, beginning of period	$66.05	$72.14	$67.34	$58.27	$80.88
Income (loss) from investment operations:
Net investment income (loss)[a]	(.97)	(1.27)	(1.25)	(1.11)	(1.40)
Net gain (loss) on investments (realized and unrealized)	(5.63)	5.07	10.75	10.18	(19.93)
Total from investment operations	(6.60)	3.80	9.50	9.07	(21.33)
Less distributions from:
Net realized gains	(3.60)	(9.89)	(4.70)	—	(1.28)
Total distributions	(3.60)	(9.89)	(4.70)	—	(1.28)
Net asset value, end of period	$55.85	$66.05	$72.14	$67.34	$58.27

Total Return[b]	(10.80%)	6.87%	14.18%	15.55%	(26.72%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$8,692	$14,248	$20,104	$20,997	$26,185
Ratios to average net assets:
Net investment income (loss)	(1.56%)	(1.79%)	(1.70%)	(1.76%)	(1.84%)
Total expenses	2.48%	2.46%	2.37%	2.36%	2.33%
Portfolio turnover rate	64%	100%	105%	207%	83%

H-Class	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016[c]
Per Share Data
Net asset value, beginning of period	$73.18	$78.26	$72.16	$62.00	$85.38
Income (loss) from investment operations:
Net investment income (loss)[a]	(.59)	(.82)	(.69)	(.70)	(.96)
Net gain (loss) on investments (realized and unrealized)	(6.29)	5.63	11.49	10.86	(21.14)
Total from investment operations	(6.88)	4.81	10.80	10.16	(22.10)
Less distributions from:
Net realized gains	(3.60)	(9.89)	(4.70)	—	(1.28)
Total distributions	(3.60)	(9.89)	(4.70)	—	(1.28)
Net asset value, end of period	$62.70	$73.18	$78.26	$72.16	$62.00

Total Return	(10.12%)	7.66%	15.04%	16.39%	(26.22%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$8,365	$13,315	$19,905	$19,308	$27,346
Ratios to average net assets:
Net investment income (loss)	(0.85%)	(1.06%)	(0.87%)	(1.04%)	(1.17%)
Total expenses	1.73%	1.71%	1.62%	1.61%	1.65%
Portfolio turnover rate	64%	100%	105%	207%	83%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]

Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares. The financial highlights for periods prior to that date reflect the performance of the former Advisor Class.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 33

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2020

CONSUMER PRODUCTS FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies engaged in manufacturing finished goods and services both domestically and internationally (“Consumer Products Companies”).

For the one-year period ended March 31, 2020, Consumer Products Fund Investor Class returned -8.81%, compared with -0.59% for the S&P 500 Consumer Staples Index. The broader S&P 500 Index returned -6.98%.

Household products contributed the most to return, followed by food retail. The tobacco industry detracted the most from return, followed by personal products and packaged foods & meats.

Procter & Gamble Co., Kroger Co., and Hershey Co. contributed the most to the Fund’s return for the period. Altria Group, Inc., Beyond Meat, Inc., and Coty, Inc. – Class A detracted the most from return.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	July 6, 1998
A-Class	September 1, 2004
C-Class	July 24, 2001
H-Class	August 17, 1998

Ten Largest Holdings (% of Total Net Assets)
Procter & Gamble Co.	7.3%
Coca-Cola Co.	5.9%
PepsiCo, Inc.	5.7%
Philip Morris International, Inc.	4.1%
Mondelez International, Inc. — Class A	3.8%
Altria Group, Inc.	3.5%
Colgate-Palmolive Co.	3.5%
Estee Lauder Companies, Inc. — Class A	3.2%
Kimberly-Clark Corp.	3.0%
General Mills, Inc.	2.7%
Top Ten Total	42.7%

“Ten Largest Holdings” excludes any temporary cash investments.

34 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2020

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2020

	1 Year	5 Year	10 Year
Investor Class Shares	(8.81%)	2.09%	8.45%
A-Class Shares	(9.04%)	1.84%	8.19%
A-Class Shares with sales charge‡	(13.36%)	0.85%	7.67%
C-Class Shares	(9.73%)	1.08%	7.38%
C-Class Shares with CDSC§	(10.60%)	1.08%	7.38%
H-Class Shares**	(9.05%)	1.82%	8.04%
S&P 500 Consumer Staples Index	(0.59%)	5.19%	9.99%
S&P 500 Index	(6.98%)	6.73%	10.53%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Consumer Staples Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for C-Class shares and H-Class shares will vary due to differences in fee structures.

**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 35

SCHEDULE OF INVESTMENTS	March 31, 2020
CONSUMER PRODUCTS FUND

	Shares	Value
COMMON STOCKS† - 99.2%

Food - 37.6%
Mondelez International, Inc. — Class A	78,002	$3,906,340
General Mills, Inc.	51,753	2,731,006
Hormel Foods Corp.	52,931	2,468,702
Kroger Co.	80,392	2,421,407
Hershey Co.	18,264	2,419,980
Kraft Heinz Co.	94,765	2,344,486
Kellogg Co.	34,615	2,076,554
McCormick & Company, Inc.	13,618	1,922,998
Tyson Foods, Inc. — Class A	30,824	1,783,785
Campbell Soup Co.	38,395	1,772,313
JM Smucker Co.	15,931	1,768,341
Sysco Corp.	37,633	1,717,194
Conagra Brands, Inc.	54,237	1,591,314
Lamb Weston Holdings, Inc.	20,223	1,154,733
Post Holdings, Inc.*	12,388	1,027,832
Ingredion, Inc.	13,125	990,937
Lancaster Colony Corp.	6,311	912,823
Beyond Meat, Inc.*,1	13,690	911,754
Hain Celestial Group, Inc.*	30,760	798,837
Pilgrim’s Pride Corp.*	41,950	760,134
Sprouts Farmers Market, Inc.*	37,426	695,749
Sanderson Farms, Inc.	5,434	670,121
US Foods Holding Corp.*	35,740	632,955
Simply Good Foods Co.*	28,380	546,599
Hostess Brands, Inc.*	45,960	489,934
Total Food		38,516,828

Beverages - 25.4%
Coca-Cola Co.	135,833	6,010,610
PepsiCo, Inc.	48,992	5,883,939
Keurig Dr Pepper, Inc.	107,876	2,618,151
Monster Beverage Corp.*	44,480	2,502,445
Brown-Forman Corp. — Class B	40,877	2,269,082
Constellation Brands, Inc. — Class A	15,505	2,222,797
Molson Coors Beverage Co. — Class B	31,019	1,210,051
Boston Beer Company, Inc. — Class A*	2,775	1,019,979
Coca-Cola European Partners plc	25,079	941,215
Anheuser-Busch InBev S.A. ADR[1]	16,239	716,465
National Beverage Corp.*,1	14,840	632,926
Total Beverages		26,027,660

Cosmetics & Personal Care - 15.5%
Procter & Gamble Co.	68,356	7,519,160
Colgate-Palmolive Co.	54,345	3,606,334
Estee Lauder Companies, Inc. — Class A	20,358	3,243,844
Unilever N.V. — Class Y	19,271	940,232
Coty, Inc. — Class A	123,269	636,068
Total Cosmetics & Personal Care		15,945,638

Agriculture - 11.3%
Philip Morris International, Inc.	57,694	4,209,354
Altria Group, Inc.	93,627	3,620,556
Archer-Daniels-Midland Co.	53,423	1,879,421
Bunge Ltd.	24,453	1,003,307
British American Tobacco plc ADR	25,474	870,956
Total Agriculture		11,583,594

Household Products & Housewares - 7.1%
Kimberly-Clark Corp.	24,171	3,090,746
Clorox Co.	13,900	2,408,175
Church & Dwight Company, Inc.	28,661	1,839,463
Total Household Products & Housewares		7,338,384

Retail - 1.0%
Casey’s General Stores, Inc.	7,392	979,366

Pharmaceuticals - 0.8%
Herbalife Nutrition Ltd.*	26,925	785,133

Electrical Components & Equipment - 0.5%
Energizer Holdings, Inc.[1]	17,895	541,324

Total Common Stocks
(Cost $65,541,430)		101,717,927

	Face Amount
REPURCHASE AGREEMENTS††,2 - 0.3%
J.P. Morgan Securities LLC issued 03/31/20 at 0.01% due 04/01/20	$218,315	218,315
BofA Securities, Inc. issued 03/31/20 at 0.00% due 04/01/20	83,967	83,967
Total Repurchase Agreements
(Cost $302,282)		302,282

	Shares
SECURITIES LENDING COLLATERAL†,3 - 2.0%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.39%[4]	2,038,986	2,038,986
Total Securities Lending Collateral
(Cost $2,038,986)		2,038,986

Total Investments - 101.5%
(Cost $67,882,698)		$104,059,195
Other Assets & Liabilities, net - (1.5)%		(1,508,594)
Total Net Assets - 100.0%		$102,550,601

36 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2020
CONSUMER PRODUCTS FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at March 31, 2020 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of March 31, 2020.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$101,717,927	$—	$—	$101,717,927
Repurchase Agreements	—	302,282	—	302,282
Securities Lending Collateral	2,038,986	—	—	2,038,986
Total Assets	$103,756,913	$302,282	$—	$104,059,195

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 37

CONSUMER PRODUCTS FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2020

Assets:
Investments, at value - including $1,997,674 of securities loaned (cost $67,580,416)	$103,756,913
Repurchase agreements, at value (cost $302,282)	302,282
Cash	242,343
Receivables:
Fund shares sold	370,508
Dividends	291,846
Foreign tax reclaims	16,717
Securities lending income	1,319
Total assets	104,981,928

Liabilities:
Payable for:
Return of securities lending collateral	2,038,986
Fund shares redeemed	102,459
Management fees	76,784
Transfer agent and administrative fees	28,809
Distribution and service fees	11,325
Portfolio accounting fees	9,033
Trustees’ fees*	2,508
Miscellaneous	161,423
Total liabilities	2,431,327
Commitments and contingent liabilities (Note 9)	—
Net assets	$102,550,601

Net assets consist of:
Paid in capital	$67,779,817
Total distributable earnings (loss)	34,770,784
Net assets	$102,550,601

Investor Class:
Net assets	$79,889,890
Capital shares outstanding	1,510,855
Net asset value per share	$52.88

A-Class:
Net assets	$8,560,804
Capital shares outstanding	178,793
Net asset value per share	$47.88
Maximum offering price per share (Net asset value divided by 95.25%)	$50.27

C-Class:
Net assets	$9,815,524
Capital shares outstanding	244,910
Net asset value per share	$40.08

H-Class:
Net assets	$4,284,383
Capital shares outstanding	93,281
Net asset value per share	$45.93

STATEMENT OF OPERATIONS
Year Ended March 31, 2020

Investment Income:
Dividends	$3,969,962
Interest	14,004
Income from securities lending, net	95,075
Total investment income	4,079,041

Expenses:
Management fees	1,312,236
Distribution and service fees:
A-Class	30,566
C-Class	129,635
H-Class	24,419
Transfer agent and administrative fees	392,177
Portfolio accounting fees	154,379
Registration fees	140,544
Professional fees	78,691
Trustees’ fees*	37,919
Custodian fees	22,255
Line of credit fees	166
Miscellaneous	138,216
Total expenses	2,461,203
Net investment income	1,617,838

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	13,380,802
Net realized gain	13,380,802
Net change in unrealized appreciation (depreciation) on:
Investments	(24,843,578)
Net change in unrealized appreciation (depreciation)	(24,843,578)
Net realized and unrealized loss	(11,462,776)
Net decrease in net assets resulting from operations	$(9,844,938)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

38 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSUMER PRODUCTS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2020	Year Ended March 31, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment income	$1,617,838	$2,388,987
Net realized gain on investments	13,380,802	8,964,531
Net change in unrealized appreciation (depreciation) on investments	(24,843,578)	(5,695,254)
Net increase (decrease) in net assets resulting from operations	(9,844,938)	5,658,264

Distributions to shareholders:
Investor Class	(2,921,088)	(7,795,828)
A-Class	(339,079)	(1,054,007)
C-Class	(437,102)	(1,332,532)
H-Class	(268,490)	(1,079,571)
Total distributions to shareholders	(3,965,759)	(11,261,938)

Capital share transactions:
Proceeds from sale of shares
Investor Class	103,025,889	126,325,719
A-Class	3,280,213	8,189,512
C-Class	652,064	2,366,920
H-Class	17,063,752	45,048,235
Distributions reinvested
Investor Class	2,872,298	7,631,394
A-Class	332,113	1,010,234
C-Class	427,574	1,233,939
H-Class	268,419	1,079,166
Cost of shares redeemed
Investor Class	(158,047,872)	(141,637,774)
A-Class	(7,590,061)	(20,049,184)
C-Class	(4,860,834)	(11,139,212)
H-Class	(22,448,593)	(45,804,251)
Net decrease from capital share transactions	(65,025,038)	(25,745,302)
Net decrease in net assets	(78,835,735)	(31,348,976)

Net assets:
Beginning of year	181,386,336	212,735,312
End of year	$102,550,601	$181,386,336

Capital share activity:
Shares sold
Investor Class	1,679,253	2,148,163
A-Class	58,717	149,654
C-Class	13,969	50,365
H-Class	320,741	869,311
Shares issued from reinvestment of distributions
Investor Class	46,060	133,743
A-Class	5,877	19,435
C-Class	9,019	27,930
H-Class	4,951	21,618
Shares redeemed
Investor Class	(2,609,348)	(2,387,261)
A-Class	(137,756)	(375,382)
C-Class	(103,813)	(237,726)
H-Class	(426,735)	(896,322)
Net decrease in shares	(1,139,065)	(476,472)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 39

CONSUMER PRODUCTS FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016
Per Share Data
Net asset value, beginning of period	$59.56	$61.08	$66.06	$62.84	$58.55
Income (loss) from investment operations:
Net investment income (loss)[a]	.72	.92	.56	.51	.61
Net gain (loss) on investments (realized and unrealized)	(5.71)	1.40	(.37)	3.58	4.92
Total from investment operations	(4.99)	2.32	.19	4.09	5.53
Less distributions from:
Net investment income	(.77)	(.80)	(.44)	(.58)	(.49)
Net realized gains	(.92)	(3.04)	(4.73)	(.29)	(.75)
Total distributions	(1.69)	(3.84)	(5.17)	(.87)	(1.24)
Net asset value, end of period	$52.88	$59.56	$61.08	$66.06	$62.84

Total Return	(8.81%)	4.09%	(0.04%)	6.62%	9.65%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$79,890	$142,633	$152,717	$207,683	$276,578
Ratios to average net assets:
Net investment income (loss)	1.17%	1.56%	0.86%	0.79%	1.03%
Total expenses	1.47%	1.46%	1.38%	1.36%	1.34%
Portfolio turnover rate	59%	84%	80%	75%	104%

A-Class	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016
Per Share Data
Net asset value, beginning of period	$54.21	$56.08	$61.21	$58.43	$54.66
Income (loss) from investment operations:
Net investment income (loss)[a]	.51	.69	.36	.33	.45
Net gain (loss) on investments (realized and unrealized)	(5.15)	1.28	(.32)	3.32	4.56
Total from investment operations	(4.64)	1.97	.04	3.65	5.01
Less distributions from:
Net investment income	(.77)	(.80)	(.44)	(.58)	(.49)
Net realized gains	(.92)	(3.04)	(4.73)	(.29)	(.75)
Total distributions	(1.69)	(3.84)	(5.17)	(.87)	(1.24)
Net asset value, end of period	$47.88	$54.21	$56.08	$61.21	$58.43

Total Return[b]	(9.04%)	3.82%	(0.28%)	6.35%	9.38%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$8,561	$13,659	$25,698	$40,272	$53,560
Ratios to average net assets:
Net investment income (loss)	0.92%	1.28%	0.60%	0.56%	0.82%
Total expenses	1.72%	1.71%	1.63%	1.62%	1.60%
Portfolio turnover rate	59%	84%	80%	75%	104%

40 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSUMER PRODUCTS FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016
Per Share Data
Net asset value, beginning of period	$45.98	$48.50	$54.00	$52.04	$49.18
Income (loss) from investment operations:
Net investment income (loss)[a]	.08	.28	(.07)	(.10)	.03
Net gain (loss) on investments (realized and unrealized)	(4.29)	1.04	(.26)	2.93	4.07
Total from investment operations	(4.21)	1.32	(.33)	2.83	4.10
Less distributions from:
Net investment income	(.77)	(.80)	(.44)	(.58)	(.49)
Net realized gains	(.92)	(3.04)	(4.73)	(.29)	(.75)
Total distributions	(1.69)	(3.84)	(5.17)	(.87)	(1.24)
Net asset value, end of period	$40.08	$45.98	$48.50	$54.00	$52.04

Total Return[b]	(9.73%)	3.06%	(1.02%)	5.55%	8.57%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$9,816	$14,976	$23,531	$28,380	$23,799
Ratios to average net assets:
Net investment income (loss)	0.16%	0.60%	(0.13%)	(0.20%)	0.05%
Total expenses	2.47%	2.46%	2.38%	2.36%	2.35%
Portfolio turnover rate	59%	84%	80%	75%	104%

H-Class	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016[c]
Per Share Data
Net asset value, beginning of period	$52.07	$54.02	$59.15	$56.50	$52.94
Income (loss) from investment operations:
Net investment income (loss)[a]	.46	.69	.38	.31	.39
Net gain (loss) on investments (realized and unrealized)	(4.91)	1.20	(.34)	3.21	4.41
Total from investment operations	(4.45)	1.89	.04	3.52	4.80
Less distributions from:
Net investment income	(.77)	(.80)	(.44)	(.58)	(.49)
Net realized gains	(.92)	(3.04)	(4.73)	(.29)	(.75)
Total distributions	(1.69)	(3.84)	(5.17)	(.87)	(1.24)
Net asset value, end of period	$45.93	$52.07	$54.02	$59.15	$56.50

Total Return	(9.05%)	3.84%	(0.32%)	6.35%	9.29%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,284	$10,118	$10,788	$35,387	$65,702
Ratios to average net assets:
Net investment income (loss)	0.86%	1.32%	0.65%	0.54%	0.72%
Total expenses	1.72%	1.71%	1.63%	1.61%	1.66%
Portfolio turnover rate	59%	84%	80%	75%	104%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares. The financial highlights prior to that date reflect the performance of the former Advisor Class.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 41

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2020

ELECTRONICS FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the electronics sector, including semiconductor manufacturers and distributors, and makers and vendors of other electronic components and devices (“Electronics Companies”).

For the one-year period ended March 31, 2020, Electronics Fund Investor Class returned 8.99%, compared with 10.43% for the S&P 500 Information Technology Index. The broader S&P 500 Index returned -6.98%.

Semiconductors contributed the most to return, followed by semiconductor equipment. Electrical components & equipment was the only detractor from return.

NVIDIA Corp., Advanced Micro Devices, Inc., and Cypress Semiconductor Corp. contributed the most to the Fund’s return for the period. Xilinx, Inc., Broadcom, Inc., and ON Semiconductor Corp. detracted the most from return.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 1, 1998
A-Class	September 1, 2004
C-Class	March 26, 2001
H-Class	April 2, 1998

Ten Largest Holdings (% of Total Net Assets)
Intel Corp.	9.1%
NVIDIA Corp.	8.2%
Texas Instruments, Inc.	5.3%
Broadcom, Inc.	5.1%
QUALCOMM, Inc.	4.7%
Advanced Micro Devices, Inc.	4.5%
Micron Technology, Inc.	3.6%
Applied Materials, Inc.	3.5%
Lam Research Corp.	3.3%
Analog Devices, Inc.	3.1%
Top Ten Total	50.4%

“Ten Largest Holdings” excludes any temporary cash investments.

42 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2020

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2020

	1 Year	5 Year	10 Year
Investor Class Shares	8.99%	12.66%	11.23%
A-Class Shares	8.72%	12.39%	10.96%
A-Class Shares with sales charge‡	3.56%	11.30%	10.42%
C-Class Shares	7.91%	11.55%	10.13%
C-Class Shares with CDSC§	6.91%	11.55%	10.13%
H-Class Shares**	8.72%	12.36%	10.80%
S&P 500 Information Technology Index	10.43%	17.05%	15.79%
S&P 500 Index	(6.98%)	6.73%	10.53%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Information Technology Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for C-Class and H-Class shares will vary due to differences in fee structures.

**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 43

SCHEDULE OF INVESTMENTS	March 31, 2020
ELECTRONICS FUND

	Shares	Value
COMMON STOCKS† - 99.6%

Semiconductors - 94.0%
Intel Corp.	74,833	$4,049,962
NVIDIA Corp.	13,846	3,649,806
Texas Instruments, Inc.	23,649	2,363,245
Broadcom, Inc.	9,674	2,293,705
QUALCOMM, Inc.	31,154	2,107,568
Advanced Micro Devices, Inc.*	44,076	2,004,576
Micron Technology, Inc.*	38,670	1,626,460
Applied Materials, Inc.	33,704	1,544,317
Lam Research Corp.	6,061	1,454,640
Analog Devices, Inc.	15,209	1,363,487
KLA Corp.	8,241	1,184,561
Xilinx, Inc.	14,103	1,099,188
Marvell Technology Group Ltd.	43,732	989,655
NXP Semiconductor N.V.	11,473	951,456
Skyworks Solutions, Inc.	10,372	927,049
Taiwan Semiconductor Manufacturing Company Ltd. ADR	18,860	901,319
Microchip Technology, Inc.	13,260	899,028
Maxim Integrated Products, Inc.	18,162	882,855
Cypress Semiconductor Corp.	34,541	805,496
ASML Holding N.V. — Class G	2,931	766,867
Teradyne, Inc.	13,583	735,791
Monolithic Power Systems, Inc.	4,263	713,882
Qorvo, Inc.*	8,584	692,128
Mellanox Technologies Ltd.*	5,503	667,624
Entegris, Inc.	14,119	632,108
Inphi Corp.*	6,764	535,506
MKS Instruments, Inc.	6,056	493,261
STMicroelectronics N.V. — Class Y1	22,612	483,218
Cirrus Logic, Inc.*	7,221	473,914
Cree, Inc.*	12,965	459,739
Silicon Laboratories, Inc.*	5,277	450,709
ON Semiconductor Corp.*	36,012	447,989
Cabot Microelectronics Corp.	3,860	440,580
Power Integrations, Inc.	4,848	428,224
Lattice Semiconductor Corp.*	22,650	403,623
Semtech Corp.*	9,889	370,838
Diodes, Inc.*	8,552	347,511
Brooks Automation, Inc.	11,355	346,328
Synaptics, Inc.*	5,932	343,285
Ambarella, Inc.*	6,614	321,176
MACOM Technology Solutions Holdings, Inc.*	13,797	261,177
Total Semiconductors		41,913,851

Energy-Alternate Sources - 3.7%
SolarEdge Technologies, Inc.*	7,817	640,056
Enphase Energy, Inc.*	18,806	607,245
First Solar, Inc.*	11,763	424,174
Total Energy-Alternate Sources		1,671,475

Electrical Components & Equipment - 1.2%
Universal Display Corp.	4,198	553,212

Electronics - 0.7%
Advanced Energy Industries, Inc.*	6,410	310,821

Total Common Stocks
(Cost $38,710,079)		44,449,359

	Face Amount
REPURCHASE AGREEMENTS††,2 - 0.1%
J.P. Morgan Securities LLC issued 03/31/20 at 0.01% due 04/01/20	$18,067	18,067
BofA Securities, Inc. issued 03/31/20 at 0.00% due 04/01/20	6,949	6,949
Total Repurchase Agreements
(Cost $25,016)		25,016

	Shares
SECURITIES LENDING COLLATERAL†,3 - 0.9%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.39%[4]	382,670	382,670
Total Securities Lending Collateral
(Cost $382,670)		382,670

Total Investments - 100.6%
(Cost $39,117,765)		$44,857,045
Other Assets & Liabilities, net - (0.6)%		(260,618)
Total Net Assets - 100.0%		$44,596,427

44 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2020
ELECTRONICS FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at March 31, 2020 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of March 31, 2020.
ADR — American Depositary Receipt

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$44,449,359	$—	$—	$44,449,359
Repurchase Agreements	—	25,016	—	25,016
Securities Lending Collateral	382,670	—	—	382,670
Total Assets	$44,832,029	$25,016	$—	$44,857,045

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 45

ELECTRONICS FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2020

Assets:
Investments, at value - including $375,984 of securities loaned (cost $39,092,749)	$44,832,029
Repurchase agreements, at value (cost $25,016)	25,016
Cash	20,056
Receivables:
Securities sold	2,031,527
Fund shares sold	39,824
Dividends	26,030
Securities lending income	152
Total assets	46,974,634

Liabilities:
Payable for:
Fund shares redeemed	1,867,324
Return of securities lending collateral	382,670
Management fees	34,691
Transfer agent and administrative fees	13,612
Portfolio accounting fees	4,081
Distribution and service fees	2,306
Trustees’ fees*	1,126
Miscellaneous	72,397
Total liabilities	2,378,207
Commitments and contingent liabilities (Note 9)	—
Net assets	$44,596,427

Net assets consist of:
Paid in capital	$43,076,608
Total distributable earnings (loss)	1,519,819
Net assets	$44,596,427

Investor Class:
Net assets	$38,633,862
Capital shares outstanding	280,664
Net asset value per share	$137.65

A-Class:
Net assets	$2,119,673
Capital shares outstanding	16,682
Net asset value per share	$127.06
Maximum offering price per share (Net asset value divided by 95.25%)	$133.40

C-Class:
Net assets	$1,701,379
Capital shares outstanding	15,208
Net asset value per share	$111.87

H-Class:
Net assets	$2,141,513
Capital shares outstanding	17,363
Net asset value per share	$123.34

STATEMENT OF OPERATIONS
Year Ended March 31, 2020

Investment Income:
Dividends (net of foreign withholding tax of $3,006)	$847,852
Interest	6,429
Income from securities lending, net	2,893
Total investment income	857,174

Expenses:
Management fees	490,166
Distribution and service fees:
A-Class	11,611
C-Class	20,570
H-Class	14,000
Transfer agent and administrative fees	147,575
Portfolio accounting fees	57,666
Professional fees	26,670
Trustees’ fees*	9,173
Custodian fees	8,098
Line of credit fees	112
Miscellaneous	113,702
Total expenses	899,343
Net investment loss	(42,169)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	1,148,578
Net realized gain	1,148,578
Net change in unrealized appreciation (depreciation) on:
Investments	(42,610)
Net change in unrealized appreciation (depreciation)	(42,610)
Net realized and unrealized gain	1,105,968
Net increase in net assets resulting from operations	$1,063,799

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

46 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ELECTRONICS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2020	Year Ended March 31, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$(42,169)	$7,066
Net realized gain on investments	1,148,578	202,557
Net change in unrealized appreciation (depreciation) on investments	(42,610)	(3,295,899)
Net increase (decrease) in net assets resulting from operations	1,063,799	(3,086,276)

Distributions to shareholders:
Investor Class	(5,526)	(1,489,940)
A-Class	(535)	(286,771)
C-Class	(238)	(117,497)
H-Class	(767)	(92,551)
Total distributions to shareholders	(7,066)	(1,986,759)

Capital share transactions:
Proceeds from sale of shares
Investor Class	165,434,553	69,011,457
A-Class	9,059,406	12,638,504
C-Class	3,919,399	1,776,804
H-Class	45,691,721	99,278,587
Distributions reinvested
Investor Class	5,505	1,470,138
A-Class	231	143,678
C-Class	236	112,532
H-Class	766	92,532
Cost of shares redeemed
Investor Class	(145,938,377)	(103,905,626)
A-Class	(11,409,121)	(11,505,886)
C-Class	(3,756,574)	(3,275,148)
H-Class	(47,020,457)	(124,802,844)
Net increase (decrease) from capital share transactions	15,987,288	(58,965,272)
Net increase (decrease) in net assets	17,044,021	(64,038,307)

Net assets:
Beginning of year	27,552,406	91,590,713
End of year	$44,596,427	$27,552,406

Capital share activity:
Shares sold
Investor Class	1,149,672	539,688
A-Class	68,041	108,795
C-Class	34,152	16,457
H-Class	378,999	823,516
Shares issued from reinvestment of distributions
Investor Class	35	13,668
A-Class	2	1,443
C-Class	2	1,271
H-Class	5	957
Shares redeemed
Investor Class	(1,016,632)	(803,674)
A-Class	(84,795)	(101,201)
C-Class	(31,651)	(29,683)
H-Class	(394,124)	(1,041,614)
Net increase (decrease) in shares	103,706	(470,377)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 47

ELECTRONICS FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016
Per Share Data
Net asset value, beginning of period	$126.31	$136.98	$110.00	$81.23	$83.54
Income (loss) from investment operations:
Net investment income (loss)[a]	— [c]	.27	(.11)	.15	.02
Net gain (loss) on investments (realized and unrealized)	11.35	(.29)	27.15	28.62	(2.20)
Total from investment operations	11.35	(.02)	27.04	28.77	(2.18)
Less distributions from:
Net investment income	(.01)	—	(.06)	—	(.13)
Net realized gains	—	(10.65)	—	—	—
Total distributions	(.01)	(10.65)	(.06)	—	(.13)
Net asset value, end of period	$137.65	$126.31	$136.98	$110.00	$81.23

Total Return	8.99%	1.35%	24.59%	35.41%	(2.61%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$38,634	$18,642	$54,505	$51,722	$8,217
Ratios to average net assets:
Net investment income (loss)	— [d]	0.21%	(0.08%)	0.16%	0.02%
Total expenses	1.48%	1.46%	1.38%	1.38%	1.34%
Portfolio turnover rate	265%	521%	457%	643%	769%

A-Class	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016
Per Share Data
Net asset value, beginning of period	$116.88	$127.98	$103.03	$76.25	$78.62
Income (loss) from investment operations:
Net investment income (loss)[a]	(.31)	(.03)	(.33)	(.18)	(.20)
Net gain (loss) on investments (realized and unrealized)	10.50	(.42)	25.34	26.96	(2.04)
Total from investment operations	10.19	(.45)	25.01	26.78	(2.24)
Less distributions from:
Net investment income	(.01)	—	(.06)	—	(.13)
Net realized gains	—	(10.65)	—	—	—
Total distributions	(.01)	(10.65)	(.06)	—	(.13)
Net asset value, end of period	$127.06	$116.88	$127.98	$103.03	$76.25

Total Return[b]	8.72%	1.10%	24.29%	35.11%	(2.84%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,120	$3,908	$3,122	$4,408	$1,762
Ratios to average net assets:
Net investment income (loss)	(0.23%)	(0.02%)	(0.29%)	(0.19%)	(0.26%)
Total expenses	1.73%	1.72%	1.63%	1.63%	1.60%
Portfolio turnover rate	265%	521%	457%	643%	769%

48 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ELECTRONICS FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016
Per Share Data
Net asset value, beginning of period	$103.69	$115.77	$93.90	$70.02	$72.76
Income (loss) from investment operations:
Net investment income (loss)[a]	(1.14)	(.91)	(1.14)	(.69)	(.63)
Net gain (loss) on investments (realized and unrealized)	9.33	(.52)	23.07	24.57	(1.98)
Total from investment operations	8.19	(1.43)	21.93	23.88	(2.61)
Less distributions from:
Net investment income	(.01)	—	(.06)	—	(.13)
Net realized gains	—	(10.65)	—	—	—
Total distributions	(.01)	(10.65)	(.06)	—	(.13)
Net asset value, end of period	$111.87	$103.69	$115.77	$93.90	$70.02

Total Return[b]	7.91%	0.34%	23.36%	34.09%	(3.58%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,701	$1,317	$2,855	$2,556	$719
Ratios to average net assets:
Net investment income (loss)	(0.96%)	(0.83%)	(1.07%)	(0.85%)	(0.91%)
Total expenses	2.48%	2.45%	2.38%	2.38%	2.35%
Portfolio turnover rate	265%	521%	457%	643%	769%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 49

ELECTRONICS FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016[f]
Per Share Data
Net asset value, beginning of period	$113.47	$124.62	$100.33	$74.32	$76.66
Income (loss) from investment operations:
Net investment income (loss)[a]	(.30)	(.54)	(.41)	(.08)	(.30)
Net gain (loss) on investments (realized and unrealized)	10.18	.04 [e]	24.76	26.09	(1.91)
Total from investment operations	9.88	(.50)	24.35	26.01	(2.21)
Less distributions from:
Net investment income	(.01)	—	(.06)	—	(.13)
Net realized gains	—	(10.65)	—	—	—
Total distributions	(.01)	(10.65)	(.06)	—	(.13)
Net asset value, end of period	$123.34	$113.47	$124.62	$100.33	$74.32

Total Return	8.72%	1.08%	24.29%	34.98%	(2.88%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,142	$3,686	$31,109	$23,134	$11,257
Ratios to average net assets:
Net investment income (loss)	(0.22%)	(0.45%)	(0.36%)	(0.09%)	(0.40%)
Total expenses	1.73%	1.68%	1.63%	1.63%	1.74%
Portfolio turnover rate	265%	521%	457%	643%	769%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Less than $0.01 per share.
[d]	Less than 0.01% or (0.01%).
[e]

The amount shown for a share outstanding throughout the period does not accord with the aggregate net losses on investments for the year because of the sales and repurchases of Fund shares in relation to fluctuating market value of the investments of the Fund.

[f]

Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares. The financial highlights for periods prior to that date reflect the performance of the former Advisor Class.

50 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2020

ENERGY FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies involved in the energy field, including the exploration, production, and development of oil, gas, coal, and alternative sources of energy (“Energy Companies”).

For the one-year period ended March 31, 2020, Energy Fund Investor Class returned -59.61%, compared with -52.42% for the S&P 500 Energy Index. The broader S&P 500 Index returned -6.98%.

All industries detracted from return, led by exploration & production, integrated oil & gas, and storage & transportation.

Anadarko Petroleum Corp., Renewable Energy Group, Inc., and Ecopetrol SA ADR contributed the most to the Fund’s return for the period. Exxon Mobil Corp., Chevron Corp., and Occidental Petroleum Corp. detracted the most from return.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 21, 1998
A-Class	September 1, 2004
C-Class	April 19, 2001
H-Class	May 5, 1998

Ten Largest Holdings (% of Total Net Assets)
Exxon Mobil Corp.	10.0%
Chevron Corp.	9.7%
Kinder Morgan, Inc.	4.4%
ConocoPhillips	4.3%
Phillips 66	3.6%
Williams Companies, Inc.	3.4%
BP plc ADR	3.3%
EOG Resources, Inc.	3.2%
Valero Energy Corp.	3.2%
Cabot Oil & Gas Corp. — Class A	2.8%
Top Ten Total	47.9%

“Ten Largest Holdings” excludes any temporary cash investments.

THE RYDEX FUNDS ANNUAL REPORT | 51

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2020

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2020

	1 Year	5 Year	10 Year
Investor Class Shares	(59.61%)	(21.07%)	(9.98%)
A-Class Shares	(59.69%)	(21.26%)	(10.20%)
A-Class Shares with sales charge‡	(61.60%)	(22.02%)	(10.63%)
C-Class Shares	(60.01%)	(21.85%)	(10.88%)
C-Class Shares with CDSC§	(60.40%)	(21.85%)	(10.88%)
H-Class Shares**	(59.73%)	(21.30%)	(10.34%)
S&P 500 Energy Index	(52.42%)	(14.22%)	(3.75%)
S&P 500 Index	(6.98%)	6.73%	10.53%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Energy Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for C-Class shares and H-Class shares will vary due to differences in fee structures.

**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

52 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2020
ENERGY FUND

	Shares	Value
COMMON STOCKS† - 99.7%

Oil & Gas - 71.7%
Exxon Mobil Corp.	16,478	$625,670
Chevron Corp.	8,433	611,055
ConocoPhillips	8,768	270,054
Phillips 66	4,180	224,257
BP plc ADR	8,441	205,876
EOG Resources, Inc.	5,604	201,296
Valero Energy Corp.	4,382	198,768
Cabot Oil & Gas Corp. — Class A	10,248	176,163
Marathon Petroleum Corp.	6,839	161,537
Pioneer Natural Resources Co.	2,217	155,523
Hess Corp.	4,651	154,878
Concho Resources, Inc.	3,261	139,734
Occidental Petroleum Corp.	10,101	116,970
Royal Dutch Shell plc — Class A ADR	2,816	98,250
Petroleo Brasileiro S.A. ADR	16,752	92,136
HollyFrontier Corp.	3,741	91,692
Diamondback Energy, Inc.	2,846	74,565
Equities Corp.	10,036	70,955
Suncor Energy, Inc.	4,274	67,529
Noble Energy, Inc.	9,459	57,132
Devon Energy Corp.	8,153	56,337
CVR Energy, Inc.	3,307	54,665
Marathon Oil Corp.	16,532	54,390
Continental Resources, Inc.[1]	6,982	53,342
Helmerich & Payne, Inc.	3,324	52,021
Cimarex Energy Co.	2,962	49,850
Parsley Energy, Inc. — Class A	8,680	49,736
Canadian Natural Resources Ltd.	3,611	48,929
Equinor ASA ADR	4,008	48,817
Delek US Holdings, Inc.	3,082	48,572
WPX Energy, Inc.*	11,761	35,871
Apache Corp.	8,567	35,810
Murphy Oil Corp.[1]	5,224	32,023
PBF Energy, Inc. — Class A	4,122	29,184
Patterson-UTI Energy, Inc.	9,233	21,698
PDC Energy, Inc.*	3,191	19,816
Matador Resources Co.*,1	5,418	13,437
SM Energy Co.	6,758	8,245
Total Oil & Gas		4,506,783

Pipelines - 17.1%
Kinder Morgan, Inc.	19,690	274,085
Williams Companies, Inc.	15,100	213,665
Cheniere Energy, Inc.*	4,285	143,548
Enbridge, Inc.	3,934	114,440
ONEOK, Inc.	4,972	108,439
TC Energy Corp.	2,184	96,751
Equitrans Midstream Corp.	9,710	48,841
Plains GP Holdings, LP — Class A*	6,520	36,577
Targa Resources Corp.	5,129	35,442
Total Pipelines		1,071,788

Oil & Gas Services - 9.3%
Schlumberger Ltd.	12,432	167,708
Baker Hughes Co.	13,419	140,899
Halliburton Co.	12,603	86,331
National Oilwell Varco, Inc.	8,261	81,206
TechnipFMC plc	8,533	57,512
Apergy Corp.*,1	3,158	18,158
Core Laboratories N.V.	1,637	16,927
Oceaneering International, Inc.*	5,383	15,826
Total Oil & Gas Services		584,567

Metal Fabricate & Hardware - 0.9%
Tenaris S.A. ADR	4,531	54,598

Transportation - 0.7%
Golar LNG Ltd.	5,472	43,119

Total Common Stocks
(Cost $5,845,976)		6,260,855

	Face Amount
REPURCHASE AGREEMENTS††,2 - 0.4%
J.P. Morgan Securities LLC issued 03/31/20 at 0.01% due 04/01/20	$19,782	19,782
BofA Securities, Inc. issued 03/31/20 at 0.00% due 04/01/20	7,609	7,609
Total Repurchase Agreements
(Cost $27,391)		27,391

	Shares
SECURITIES LENDING COLLATERAL†,3 - 1.3%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.39%[4]	82,547	82,547
Total Securities Lending Collateral
(Cost $82,547)		82,547

Total Investments - 101.4%
(Cost $5,955,914)		$6,370,793
Other Assets & Liabilities, net - (1.4)%		(90,802)
Total Net Assets - 100.0%		$6,279,991

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 53

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2020
ENERGY FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at March 31, 2020 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of March 31, 2020.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$6,260,855	$—	$—	$6,260,855
Repurchase Agreements	—	27,391	—	27,391
Securities Lending Collateral	82,547	—	—	82,547
Total Assets	$6,343,402	$27,391	$—	$6,370,793

54 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ENERGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2020

Assets:
Investments, at value - including $80,316 of securities loaned (cost $5,928,523)	$6,343,402
Repurchase agreements, at value (cost $27,391)	27,391
Cash	21,960
Receivables:
Securities sold	4,925,219
Fund shares sold	46,708
Dividends	22,840
Securities lending income	85
Total assets	11,387,605

Liabilities:
Payable for:
Fund shares redeemed	5,002,464
Return of securities lending collateral	82,547
Management fees	5,946
Transfer agent and administrative fees	2,504
Distribution and service fees	789
Portfolio accounting fees	699
Trustees’ fees*	193
Miscellaneous	12,472
Total liabilities	5,107,614
Commitments and contingent liabilities (Note 9)	—
Net assets	$6,279,991

Net assets consist of:
Paid in capital	$37,979,045
Total distributable earnings (loss)	(31,699,054)
Net assets	$6,279,991

Investor Class:
Net assets	$4,216,209
Capital shares outstanding	154,738
Net asset value per share	$27.25

A-Class:
Net assets	$985,265
Capital shares outstanding	38,885
Net asset value per share	$25.34
Maximum offering price per share (Net asset value divided by 95.25%)	$26.60

C-Class:
Net assets	$432,495
Capital shares outstanding	19,579
Net asset value per share	$22.09

H-Class:
Net assets	$646,022
Capital shares outstanding	26,330
Net asset value per share	$24.54

STATEMENT OF OPERATIONS
Year Ended March 31, 2020

Investment Income:
Dividends (net of foreign withholding tax of $7,284)	$570,112
Interest	1,726
Income from securities lending, net	554
Total investment income	572,392

Expenses:
Management fees	154,896
Distribution and service fees:
A-Class	5,865
C-Class	11,118
H-Class	2,617
Transfer agent and administrative fees	46,313
Portfolio accounting fees	18,223
Registration fees	17,884
Professional fees	6,129
Trustees’ fees*	4,349
Custodian fees	2,794
Line of credit fees	132
Miscellaneous	18,324
Total expenses	288,644
Net investment income	283,748

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(9,339,262)
Net realized loss	(9,339,262)
Net change in unrealized appreciation (depreciation) on:
Investments	(1,785,606)
Net change in unrealized appreciation (depreciation)	(1,785,606)
Net realized and unrealized loss	(11,124,868)
Net decrease in net assets resulting from operations	$(10,841,120)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 55

ENERGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2020	Year Ended March 31, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment income	$283,748	$148,597
Net realized loss on investments	(9,339,262)	(9,602,012)
Net change in unrealized appreciation (depreciation) on investments	(1,785,606)	336,517
Net decrease in net assets resulting from operations	(10,841,120)	(9,116,898)

Distributions to shareholders:
Investor Class	(106,562)	(247,372)
A-Class	(19,401)	(26,067)
C-Class	(9,575)	(17,550)
H-Class	(13,058)	(6,251)
Total distributions to shareholders	(148,596)	(297,240)

Capital share transactions:
Proceeds from sale of shares
Investor Class	47,410,108	155,653,200
A-Class	1,055,200	5,378,833
C-Class	1,008,571	1,958,179
H-Class	36,112,670	88,531,263
Distributions reinvested
Investor Class	104,747	245,486
A-Class	18,695	25,507
C-Class	9,210	17,124
H-Class	12,847	6,251
Cost of shares redeemed
Investor Class	(51,362,661)	(168,124,848)
A-Class	(1,906,514)	(4,690,758)
C-Class	(1,541,437)	(3,921,283)
H-Class	(35,653,612)	(89,229,010)
Net decrease from capital share transactions	(4,732,176)	(14,150,056)
Net decrease in net assets	(15,721,892)	(23,564,194)

Net assets:
Beginning of year	22,001,883	45,566,077
End of year	$6,279,991	$22,001,883

Capital share activity:
Shares sold
Investor Class	1,046,777	1,891,436
A-Class	18,724	74,180
C-Class	21,951	29,583
H-Class	672,358	1,229,643
Shares issued from reinvestment of distributions
Investor Class	1,810	3,804
A-Class	347	423
C-Class	196	322
H-Class	246	107
Shares redeemed
Investor Class	(1,131,664)	(2,158,043)
A-Class	(33,297)	(66,186)
C-Class	(31,899)	(60,832)
H-Class	(659,678)	(1,238,272)
Net decrease in shares	(94,129)	(293,835)

56 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ENERGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017[c]	Year Ended March 31, 2016[c]
Per Share Data
Net asset value, beginning of period	$68.00	$74.41	$78.73	$66.61	$92.98
Income (loss) from investment operations:
Net investment income (loss)[a]	.97	.35	.61	.40	1.12
Net gain (loss) on investments (realized and unrealized)	(41.24)	(6.29)	(4.37)	12.24	(26.37)
Total from investment operations	(40.27)	(5.94)	(3.76)	12.64	(25.25)
Less distributions from:
Net investment income	(.48)	(.47)	(.56)	(.52)	(.52)
Net realized gains	—	—	—	—	(.60)
Total distributions	(.48)	(.47)	(.56)	(.52)	(1.12)
Net asset value, end of period	$27.25	$68.00	$74.41	$78.73	$66.61

Total Return	(59.61%)	(7.94%)	(4.78%)	18.99%	(27.30%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,216	$16,172	$37,253	$24,284	$22,216
Ratios to average net assets:
Net investment income (loss)	1.65%	0.46%	0.82%	0.52%	1.38%
Total expenses	1.48%	1.46%	1.37%	1.37%	1.35%
Portfolio turnover rate	428%	525%	954%	996%	595%

A-Class	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017[c]	Year Ended March 31, 2016[c]
Per Share Data
Net asset value, beginning of period	$63.43	$69.61	$73.86	$62.67	$87.76
Income (loss) from investment operations:
Net investment income (loss)[a]	.82	.21	.54	.23	.76
Net gain (loss) on investments (realized and unrealized)	(38.43)	(5.92)	(4.23)	11.48	(24.73)
Total from investment operations	(37.61)	(5.71)	(3.69)	11.71	(23.97)
Less distributions from:
Net investment income	(.48)	(.47)	(.56)	(.52)	(.52)
Net realized gains	—	—	—	—	(.60)
Total distributions	(.48)	(.47)	(.56)	(.52)	(1.12)
Net asset value, end of period	$25.34	$63.43	$69.61	$73.86	$62.67

Total Return[b]	(59.69%)	(8.16%)	(4.99%)	18.65%	(27.46%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$985	$3,369	$3,111	$4,980	$6,274
Ratios to average net assets:
Net investment income (loss)	1.50%	0.33%	0.78%	0.31%	1.02%
Total expenses	1.73%	1.71%	1.63%	1.62%	1.60%
Portfolio turnover rate	428%	525%	954%	996%	595%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 57

ENERGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017[c]	Year Ended March 31, 2016[c]
Per Share Data
Net asset value, beginning of period	$55.80	$61.76	$66.10	$56.55	$79.93
Income (loss) from investment operations:
Net investment income (loss)[a]	.36	(.36)	(.01)	(.29)	.08
Net gain (loss) on investments (realized and unrealized)	(33.59)	(5.13)	(3.77)	10.36	(22.34)
Total from investment operations	(33.23)	(5.49)	(3.78)	10.07	(22.26)
Less distributions from:
Net investment income	(.48)	(.47)	(.56)	(.52)	(.52)
Net realized gains	—	—	—	—	(.60)
Total distributions	(.48)	(.47)	(.56)	(.52)	(1.12)
Net asset value, end of period	$22.09	$55.80	$61.76	$66.10	$56.55

Total Return[b]	(60.01%)	(8.83%)	(5.73%)	17.76%	(28.01%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$432	$1,637	$3,721	$4,331	$4,198
Ratios to average net assets:
Net investment income (loss)	0.76%	(0.56%)	(0.02%)	(0.45%)	0.15%
Total expenses	2.48%	2.45%	2.38%	2.37%	2.35%
Portfolio turnover rate	428%	525%	954%	996%	595%

H-Class	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017[c]	Year Ended March 31, 2016[c,d]
Per Share Data
Net asset value, beginning of period	$61.50	$67.51	$71.68	$60.90	$85.36
Income (loss) from investment operations:
Net investment income (loss)[a]	.64	.40	.99	.02	.40
Net gain (loss) on investments (realized and unrealized)	(37.12)	(5.94)	(4.60)	11.28	(23.74)
Total from investment operations	(36.48)	(5.54)	(3.61)	11.30	(23.34)
Less distributions from:
Net investment income	(.48)	(.47)	(.56)	(.52)	(.52)
Net realized gains	—	—	—	—	(.60)
Total distributions	(.48)	(.47)	(.56)	(.52)	(1.12)
Net asset value, end of period	$24.54	$61.50	$67.51	$71.68	$60.90

Total Return	(59.73%)	(8.16%)	(5.03%)	18.57%	(27.53%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$646	$824	$1,480	$2,556	$2,795
Ratios to average net assets:
Net investment income (loss)	1.25%	0.54%	1.50%	0.03%	0.55%
Total expenses	1.72%	1.70%	1.63%	1.63%	1.70%
Portfolio turnover rate	428%	525%	954%	996%	595%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Reverse share split — Per share amounts for the periods presented through March 31, 2017 have been restated to reflect a 1:4 reverse share split effective November 7, 2016.
[d]	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares. The financial highlights prior to that date reflect the performance of the former Advisor Class.

58 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2020

ENERGY SERVICES FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the energy services field, including those that provide services and equipment in the areas of oil, coal, and gas exploration and production (“Energy Services Companies”).

For the one-year period ended March 31, 2020, Energy Services Fund Investor Class returned -73.21%, compared with -52.42% for the S&P 500 Energy Index. The broader S&P 500 Index returned -6.98%.

All industries detracted from return, led by oil & gas equipment & services and oil & gas drilling.

National Asset Recovery Corp. was the only holding to contribute to the Fund’s return for the period. Schlumberger Ltd., Baker Hughes Co., and Halliburton Co. detracted the most from return.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 1, 1998
A-Class	September 1, 2004
C-Class	March 30, 2001
H-Class	April 2, 1998

Ten Largest Holdings (% of Total Net Assets)
Schlumberger Ltd.	16.0%
Baker Hughes Co.	13.3%
National Oilwell Varco, Inc.	7.5%
Halliburton Co.	4.7%
Tenaris S.A. ADR	4.4%
Helmerich & Payne, Inc.	4.3%
TechnipFMC plc	4.1%
SEACOR Holdings, Inc.	3.9%
Dril-Quip, Inc.	3.8%
Cactus, Inc. — Class A	3.5%
Top Ten Total	65.5%

“Ten Largest Holdings” excludes any temporary cash investments.

THE RYDEX FUNDS ANNUAL REPORT | 59

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2020

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2020

	1 Year	5 Year	10 Year
Investor Class Shares	(73.21%)	(33.18%)	(18.94%)
A-Class Shares	(73.26%)	(33.34%)	(19.14%)
A-Class Shares with sales charge‡	(74.53%)	(33.98%)	(19.53%)
C-Class Shares	(73.46%)	(33.83%)	(19.74%)
C-Class Shares with CDSC§	(73.72%)	(33.83%)	(19.74%)
H-Class Shares**	(73.19%)	(33.34%)	(19.25%)
S&P 500 Energy Index	(52.42%)	(14.22%)	(3.75%)
S&P 500 Index	(6.98%)	6.73%	10.53%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Energy Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for C-Class and H-Class shares will vary due to differences in fee structures.

**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

60 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2020
ENERGY SERVICES FUND

	Shares	Value
COMMON STOCKS† - 99.1%

Oil & Gas Services - 75.3%
Schlumberger Ltd.	28,696	$387,109
Baker Hughes Co.	30,684	322,182
National Oilwell Varco, Inc.	18,499	181,845
Halliburton Co.	16,472	112,833
TechnipFMC plc	14,557	98,114
Dril-Quip, Inc.*	2,988	91,134
Archrock, Inc.	19,580	73,621
RPC, Inc.[1]	32,229	66,392
DMC Global, Inc.	2,792	64,244
Matrix Service Co.*	5,294	50,134
Solaris Oilfield Infrastructure, Inc. — Class A	8,890	46,672
Core Laboratories N.V.	4,393	45,424
Liberty Oilfield Services, Inc. — Class A	15,891	42,747
Apergy Corp.*,1	7,424	42,688
ProPetro Holding Corp.*	14,958	37,395
Oceaneering International, Inc.*	12,667	37,241
US Silica Holdings, Inc.	18,142	32,656
NexTier Oilfield Solutions, Inc.*	27,688	32,395
Helix Energy Solutions Group, Inc.*	19,567	32,090
Oil States International, Inc.*	9,325	18,930
Total Oil & Gas Services		1,815,846

Oil & Gas - 10.0%
Helmerich & Payne, Inc.	6,581	102,993
Patterson-UTI Energy, Inc.	21,726	51,056
Transocean Ltd.*	41,045	47,612
Diamond Offshore Drilling, Inc.*	22,151	40,536
Total Oil & Gas		242,197

Transportation - 5.9%
SEACOR Holdings, Inc.*	3,449	92,985
Tidewater, Inc.*	7,056	49,956
Total Transportation		142,941

Metal Fabricate & Hardware - 4.4%
Tenaris S.A. ADR	8,811	106,173

Machinery-Diversified - 3.5%
Cactus, Inc. — Class A	7,294	84,610

Total Common Stocks
(Cost $4,470,017)		2,391,767

	Face Amount
REPURCHASE AGREEMENTS††,2 - 0.8%
J.P. Morgan Securities LLC issued 03/31/20 at 0.01% due 04/01/20	$14,588	14,588
BofA Securities, Inc. issued 03/31/20 at 0.00% due 04/01/20	5,611	5,611
Total Repurchase Agreements
(Cost $20,199)		20,199

	Shares
SECURITIES LENDING COLLATERAL†,3 - 3.2%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.39%[4]	76,274	76,274
Total Securities Lending Collateral
(Cost $76,274)		76,274

Total Investments - 103.1%
(Cost $4,566,490)		$2,488,240
Other Assets & Liabilities, net - (3.1)%		(74,783)
Total Net Assets - 100.0%		$2,413,457

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 61

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2020
ENERGY SERVICES FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at March 31, 2020 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of March 31, 2020.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$2,391,767	$—	$—	$2,391,767
Repurchase Agreements	—	20,199	—	20,199
Securities Lending Collateral	76,274	—	—	76,274
Total Assets	$2,468,041	$20,199	$—	$2,488,240

62 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ENERGY SERVICES FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2020

Assets:
Investments, at value - including $71,231 of securities loaned (cost $4,546,291)	$2,468,041
Repurchase agreements, at value (cost $20,199)	20,199
Cash	16,194
Receivables:
Fund shares sold	30,842
Dividends	15,438
Securities lending income	216
Total assets	2,550,930

Liabilities:
Payable for:
Return of securities lending collateral	76,274
Fund shares redeemed	52,863
Management fees	2,132
Transfer agent and administrative fees	879
Distribution and service fees	350
Portfolio accounting fees	251
Trustees’ fees*	72
Miscellaneous	4,652
Total liabilities	137,473
Commitments and contingent liabilities (Note 9)	—
Net assets	$2,413,457

Net assets consist of:
Paid in capital	$40,112,562
Total distributable earnings (loss)	(37,699,105)
Net assets	$2,413,457

Investor Class:
Net assets	$1,502,480
Capital shares outstanding	298,506
Net asset value per share	$5.03

A-Class:
Net assets	$191,039
Capital shares outstanding	40,643
Net asset value per share	$4.70
Maximum offering price per share (Net asset value divided by 95.25%)	$4.93

C-Class:
Net assets	$192,400
Capital shares outstanding	46,486
Net asset value per share	$4.14

H-Class:
Net assets	$527,538
Capital shares outstanding	115,746
Net asset value per share	$4.56

STATEMENT OF OPERATIONS
Year Ended March 31, 2020

Investment Income:
Dividends (net of foreign withholding tax of $1,716)	$222,210
Interest	956
Income from securities lending, net	657
Total investment income	223,823

Expenses:
Management fees	73,713
Distribution and service fees:
A-Class	1,507
C-Class	5,764
H-Class	3,708
Transfer agent and administrative fees	21,933
Registration fees	8,857
Portfolio accounting fees	8,672
Professional fees	3,219
Trustees’ fees*	2,399
Custodian fees	1,459
Line of credit fees	211
Miscellaneous	7,559
Total expenses	139,001
Net investment income	84,822

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(4,960,531)
Net realized loss	(4,960,531)
Net change in unrealized appreciation (depreciation) on:
Investments	(3,553,608)
Net change in unrealized appreciation (depreciation)	(3,553,608)
Net realized and unrealized loss	(8,514,139)
Net decrease in net assets resulting from operations	$(8,429,317)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 63

ENERGY SERVICES FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2020	Year Ended March 31, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment income	$84,822	$8,235
Net realized loss on investments	(4,960,531)	(9,567,766)
Net change in unrealized appreciation (depreciation) on investments	(3,553,608)	150,990
Net decrease in net assets resulting from operations	(8,429,317)	(9,408,541)

Distributions to shareholders:
Investor Class	(5,823)	(100,286)
A-Class	(749)	(12,025)
C-Class	(806)	(12,784)
H-Class	(856)	(19,170)
Total distributions to shareholders	(8,234)	(144,265)

Capital share transactions:
Proceeds from sale of shares
Investor Class	46,095,104	87,233,777
A-Class	603,109	6,191,055
C-Class	778,132	1,750,392
H-Class	42,129,255	157,012,452
Distributions reinvested
Investor Class	5,544	97,137
A-Class	737	11,808
C-Class	805	12,741
H-Class	848	19,147
Cost of shares redeemed
Investor Class	(45,009,881)	(83,475,137)
A-Class	(691,018)	(5,678,528)
C-Class	(885,394)	(2,469,916)
H-Class	(47,122,584)	(162,786,956)
Net decrease from capital share transactions	(4,095,343)	(2,082,028)
Net decrease in net assets	(12,532,894)	(11,634,834)

Net assets:
Beginning of year	14,946,351	26,581,185
End of year	$2,413,457	$14,946,351

Capital share activity:
Shares sold
Investor Class	3,093,160	3,598,503
A-Class	40,459	317,922
C-Class	65,538	84,483
H-Class	3,087,907	6,965,608
Shares issued from reinvestment of distributions
Investor Class	401	5,599
A-Class	57	726
C-Class	71	882
H-Class	68	1,217
Shares redeemed
Investor Class	(3,161,898)	(3,561,879)
A-Class	(46,995)	(305,767)
C-Class	(71,994)	(119,081)
H-Class	(3,347,726)	(7,278,381)
Net decrease in shares	(340,952)	(290,168)

64 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ENERGY SERVICES FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016
Per Share Data
Net asset value, beginning of period	$18.80	$25.20	$32.24	$28.41	$39.36
Income (loss) from investment operations:
Net investment income (loss)[a]	.16	.01	.59 [d]	.01	.29
Net gain (loss) on investments (realized and unrealized)	(13.91)	(6.19)	(7.38)	4.07	(10.90)
Total from investment operations	(13.75)	(6.18)	(6.79)	4.08	(10.61)
Less distributions from:
Net investment income	(.02)	(.22)	(.25)	(.25)	(.34)
Total distributions	(.02)	(.22)	(.25)	(.25)	(.34)
Net asset value, end of period	$5.03	$18.80	$25.20	$32.24	$28.41

Total Return	(73.21%)	(24.43%)	(21.11%)	14.38%	(27.05%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,502	$6,896	$8,181	$11,757	$9,521
Ratios to average net assets:
Net investment income (loss)	1.11%	0.06%	2.19%[e]	0.03%	0.83%
Total expenses	1.48%	1.46%	1.38%	1.38%	1.35%
Portfolio turnover rate	810%	1,453%	1,824%	1,830%	1,241%

A-Class	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016
Per Share Data
Net asset value, beginning of period	$17.60	$23.68	$30.39	$26.86	$37.32
Income (loss) from investment operations:
Net investment income (loss)[a]	.13	.12	.60 [d]	(.14)	.24
Net gain (loss) on investments (realized and unrealized)	(13.01)	(5.98)	(7.06)	3.92	(10.36)
Total from investment operations	(12.88)	(5.86)	(6.46)	3.78	(10.12)
Less distributions from:
Net investment income	(.02)	(.22)	(.25)	(.25)	(.34)
Total distributions	(.02)	(.22)	(.25)	(.25)	(.34)
Net asset value, end of period	$4.70	$17.60	$23.68	$30.39	$26.86

Total Return[b]	(73.26%)	(24.65%)	(21.31%)	14.09%	(27.22%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$191	$829	$811	$1,295	$2,849
Ratios to average net assets:
Net investment income (loss)	0.94%	0.60%	2.37%[e]	(0.47%)	0.73%
Total expenses	1.73%	1.73%	1.63%	1.62%	1.59%
Portfolio turnover rate	810%	1,453%	1,824%	1,830%	1,241%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 65

ENERGY SERVICES FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016
Per Share Data
Net asset value, beginning of period	$15.62	$21.20	$27.44	$24.46	$34.28
Income (loss) from investment operations:
Net investment income (loss)[a]	.02	(.17)	.38 [d]	(.33)	(.05)
Net gain (loss) on investments (realized and unrealized)	(11.48)	(5.19)	(6.37)	3.56	(9.43)
Total from investment operations	(11.46)	(5.36)	(5.99)	3.23	(9.48)
Less distributions from:
Net investment income	(.02)	(.22)	(.25)	(.25)	(.34)
Total distributions	(.02)	(.22)	(.25)	(.25)	(.34)
Net asset value, end of period	$4.14	$15.62	$21.20	$27.44	$24.46

Total Return[b]	(73.46%)	(25.17%)	(21.89%)	13.22%	(27.76%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$192	$826	$1,836	$3,258	$2,544
Ratios to average net assets:
Net investment income (loss)	0.20%	(0.84%)	1.66%[e]	(1.23%)	(0.16%)
Total expenses	2.48%	2.45%	2.38%	2.37%	2.35%
Portfolio turnover rate	810%	1,453%	1,824%	1,830%	1,241%

H-Class	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016[c]
Per Share Data
Net asset value, beginning of period	$17.03	$22.93	$29.47	$26.07	$36.29
Income (loss) from investment operations:
Net investment income (loss)[a]	.11	.03	.19 [d]	(.08)	.05
Net gain (loss) on investments (realized and unrealized)	(12.56)	(5.71)	(6.48)	3.73	(9.93)
Total from investment operations	(12.45)	(5.68)	(6.29)	3.65	(9.88)
Less distributions from:
Net investment income	(.02)	(.22)	(.25)	(.25)	(.34)
Total distributions	(.02)	(.22)	(.25)	(.25)	(.34)
Net asset value, end of period	$4.56	$17.03	$22.93	$29.47	$26.07

Total Return	(73.19%)	(24.67%)	(21.40%)	14.02%	(27.31%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$528	$6,395	$15,754	$4,193	$1,700
Ratios to average net assets:
Net investment income (loss)	0.77%	0.15%	0.76%[e]	(0.29%)	0.15%
Total expenses	1.72%	1.70%	1.63%	1.62%	1.67%
Portfolio turnover rate	810%	1,453%	1,824%	1,830%	1,241%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]

Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares. The financial highlights for periods prior to that date reflect the performance of the former Advisor Class.

[d]

Net investments income per share includes $0.54, $0.50, $0.45, and $0.50 for Investor Class, A-Class, C-Class, and H-Class, respectively resulting from a special dividend from Baker Hughes, a GE Co., LLC on July 05, 2017.

[e]	Net investment income to average net assets includes 1.99% from Investor Class, A-Class, C-Class, and H-Class, resulting from a special dividend from Baker Hughes, a GE Co., LLC on July 05, 2017.

66 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2020

FINANCIAL SERVICES FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the financial services sector (“Financial Services Companies”).

For the one-year period ended March 31, 2020, Financial Services Fund Investor Class returned -19.88%, compared with -17.15% for the S&P 500 Financials Index. The broader S&P 500 Index returned -6.98%.

Financial exchanges & data contributed the most to return, followed by industrial REITs. Regional banks, diversified banks, and retail REITs detracted the most from return.

Equinix, Inc., MSCI, Inc. – Class A, and Prologis, Inc. contributed the most to the Fund’s return for the period. Simon Property Group, Inc., Wells Fargo & Co., and Citigroup, Inc. detracted the most from return.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 2, 1998
A-Class	September 1, 2004
C-Class	April 19, 2001
H-Class	April 6, 1998

Ten Largest Holdings (% of Total Net Assets)
Berkshire Hathaway, Inc. — Class B	3.8%
JPMorgan Chase & Co.	2.7%
Bank of America Corp.	2.2%
American Tower Corp. — Class A	1.9%
Wells Fargo & Co.	1.6%
Crown Castle International Corp.	1.6%
Equinix, Inc.	1.5%
BlackRock, Inc. — Class A	1.5%
S&P Global, Inc.	1.5%
CME Group, Inc. — Class A	1.4%
Top Ten Total	19.7%

“Ten Largest Holdings” excludes any temporary cash investments.

THE RYDEX FUNDS ANNUAL REPORT | 67

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2020

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2020

	1 Year	5 Year	10 Year
Investor Class Shares	(19.88%)	0.41%	4.89%
A-Class Shares	(20.07%)	0.15%	4.63%
A-Class Shares with sales charge‡	(23.87%)	(0.82%)	4.12%
C-Class Shares	(20.66%)	(0.59%)	3.86%
C-Class Shares with CDSC§	(21.45%)	(0.59%)	3.86%
H-Class Shares**	(20.08%)	0.14%	4.49%
S&P 500 Financials Index	(17.15%)	3.37%	6.89%
S&P 500 Index	(6.98%)	6.73%	10.53%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and S&P 500 Financials Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for C-Class and H-Class shares will vary due to differences in fee structures.

**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

68 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2020
FINANCIAL SERVICES FUND

	Shares	Value
COMMON STOCKS† - 99.5%

REITs - 30.1%
American Tower Corp. — Class A	873	$190,096
Crown Castle International Corp.	1,077	155,519
Equinix, Inc.	244	152,395
Prologis, Inc.	1,696	136,308
Digital Realty Trust, Inc.	842	116,962
SBA Communications Corp.	430	116,087
Public Storage	571	113,406
Equity Residential	1,353	83,494
AvalonBay Communities, Inc.	514	75,645
Alexandria Real Estate Equities, Inc.	525	71,956
Extra Space Storage, Inc.	701	67,128
Duke Realty Corp.	2,063	66,800
Realty Income Corp.	1,338	66,713
Essex Property Trust, Inc.	298	65,631
Welltower, Inc.	1,418	64,916
Sun Communities, Inc.	496	61,926
Boston Properties, Inc.	662	61,056
Mid-America Apartment Communities, Inc.	584	60,169
Healthpeak Properties, Inc.	2,459	58,647
UDR, Inc.	1,587	57,989
Invitation Homes, Inc.	2,685	57,378
Medical Properties Trust, Inc.	3,160	54,636
WP Carey, Inc.	934	54,247
Weyerhaeuser Co.	3,134	53,121
CyrusOne, Inc.	832	51,376
Americold Realty Trust	1,480	50,379
American Homes 4 Rent — Class A	2,148	49,834
Simon Property Group, Inc.	902	49,484
Iron Mountain, Inc.	1,889	44,958
VICI Properties, Inc.	2,673	44,479
Ventas, Inc.	1,607	43,068
Host Hotels & Resorts, Inc.	3,890	42,946
CubeSmart	1,558	41,739
Regency Centers Corp.	1,026	39,429
Gaming and Leisure Properties, Inc.	1,401	38,822
Douglas Emmett, Inc.	1,255	38,290
Omega Healthcare Investors, Inc.	1,437	38,138
Vornado Realty Trust	1,052	38,093
Apartment Investment & Management Co. — Class A	1,073	37,716
AGNC Investment Corp.	3,481	36,829
Cousins Properties, Inc.	1,195	34,978
Lamar Advertising Co. — Class A	666	34,152
STAG Industrial, Inc.	1,307	29,434
STORE Capital Corp.	1,585	28,720
Kimco Realty Corp.	2,855	27,608
SL Green Realty Corp.	593	25,558
Brixmor Property Group, Inc.	2,338	22,211
Sabra Health Care REIT, Inc.	1,931	21,087
Park Hotels & Resorts, Inc.	1,914	15,140
Macerich Co.	1,421	8,000
Total REITs		2,994,693

Banks - 24.1%
JPMorgan Chase & Co.	3,016	271,530
Bank of America Corp.	10,129	215,039
Wells Fargo & Co.	5,594	160,548
Citigroup, Inc.	3,322	139,923
Goldman Sachs Group, Inc.	797	123,208
Morgan Stanley	3,548	120,632
U.S. Bancorp	3,218	110,860
PNC Financial Services Group, Inc.	1,047	100,219
Truist Financial Corp.	3,080	94,987
Bank of New York Mellon Corp.	2,691	90,633
State Street Corp.	1,351	71,968
Northern Trust Corp.	886	66,857
First Republic Bank	748	61,545
M&T Bank Corp.	556	57,507
HSBC Holdings plc ADR	1,850	51,818
HDFC Bank Ltd. ADR	1,201	46,190
KeyCorp	4,407	45,701
Fifth Third Bancorp	3,022	44,877
ICICI Bank Ltd. ADR	5,068	43,078
SVB Financial Group*	284	42,907
Huntington Bancshares, Inc.	5,222	42,873
Popular, Inc.	1,207	42,245
Regions Financial Corp.	4,708	42,231
Commerce Bancshares, Inc.	815	41,035
Citizens Financial Group, Inc.	2,071	38,955
Signature Bank	402	32,317
Zions Bancorp North America	1,148	30,720
East West Bancorp, Inc.	1,088	28,005
Comerica, Inc.	896	26,289
TCF Financial Corp.	1,136	25,742
First Horizon National Corp.	2,714	21,875
Synovus Financial Corp.	1,240	21,774
PacWest Bancorp	1,099	19,694
Wintrust Financial Corp.	566	18,599
Texas Capital Bancshares, Inc.*	580	12,859
Total Banks		2,405,240

Insurance - 21.9%
Berkshire Hathaway, Inc. — Class B*	2,071	378,641
Progressive Corp.	1,804	133,207
Marsh & McLennan Companies, Inc.	1,334	115,338
Chubb Ltd.	892	99,628
Allstate Corp.	1,070	98,151
Willis Towers Watson plc	516	87,643
Travelers Companies, Inc.	867	86,137
MetLife, Inc.	2,693	82,325
Aflac, Inc.	2,343	80,224
Arthur J Gallagher & Co.	875	71,321
Prudential Financial, Inc.	1,308	68,199
Aon plc	393	64,861
American International Group, Inc.	2,580	62,565
Brown & Brown, Inc.	1,681	60,886
Cincinnati Financial Corp.	785	59,228
Arch Capital Group Ltd.*	2,057	58,542

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 69

SCHEDULE OF INVESTMENTS (continued)	March 31, 2020
FINANCIAL SERVICES FUND

	Shares	Value
Hartford Financial Services Group, Inc.	1,539	$54,234
Loews Corp.	1,523	53,046
Erie Indemnity Co. — Class A	353	52,329
Everest Re Group Ltd.	255	49,067
Principal Financial Group, Inc.	1,411	44,221
Assurant, Inc.	424	44,134
eHealth, Inc.*	304	42,809
Equitable Holdings, Inc.	2,694	38,928
Fidelity National Financial, Inc.	1,560	38,813
Voya Financial, Inc.	929	37,671
Athene Holding Ltd. — Class A*	1,478	36,684
Lincoln National Corp.	1,149	30,242
Unum Group	1,675	25,142
Brighthouse Financial, Inc.*	1,014	24,508
Total Insurance		2,178,724

Diversified Financial Services - 14.4%
BlackRock, Inc. — Class A	346	152,230
CME Group, Inc. — Class A	825	142,651
American Express Co.	1,613	138,089
Intercontinental Exchange, Inc.	1,521	122,821
Charles Schwab Corp.	3,265	109,769
T. Rowe Price Group, Inc.	866	84,565
Nasdaq, Inc.	775	73,586
TD Ameritrade Holding Corp.	2,086	72,301
Capital One Financial Corp.	1,346	67,865
Ameriprise Financial, Inc.	538	55,134
Cboe Global Markets, Inc.	609	54,353
Raymond James Financial, Inc.	781	49,359
E*TRADE Financial Corp.	1,391	47,739
Franklin Resources, Inc.	2,748	45,864
SEI Investments Co.	942	43,652
Synchrony Financial	2,663	42,848
Discover Financial Services	1,198	42,733
LPL Financial Holdings, Inc.	583	31,733
Ally Financial, Inc.	2,197	31,703
Invesco Ltd.	3,115	28,284
Total Diversified Financial Services		1,437,279

Private Equity - 3.3%
Blackstone Group, Inc. — Class A	2,890	131,697
KKR & Company, Inc. — Class A	3,331	78,179
Apollo Global Management, Inc.	1,890	63,315
Brookfield Asset Management, Inc. — Class A	1,241	54,914
Total Private Equity		328,105

Commercial Services - 3.3%
S&P Global, Inc.	591	144,825
Moody’s Corp.	555	117,382
MarketAxess Holdings, Inc.	198	65,849
Total Commercial Services		328,056

Software - 1.1%
MSCI, Inc. — Class A	360	104,026

Savings & Loans - 0.7%
New York Community Bancorp, Inc.	3,938	36,978
People’s United Financial, Inc.	3,232	35,713
Total Savings & Loans		72,691

Media - 0.6%
FactSet Research Systems, Inc.	236	61,520

Total Common Stocks
(Cost $9,332,906)		9,910,334

	Face Amount
REPURCHASE AGREEMENTS††,1 - 0.6%
J.P. Morgan Securities LLC issued 03/31/20 at 0.01% due 04/01/20	$44,782	44,782
BofA Securities, Inc. issued 03/31/20 at 0.00% due 04/01/20	17,224	17,224
Total Repurchase Agreements
(Cost $62,006)		62,006

Total Investments - 100.1%
(Cost $9,394,912)		$9,972,340
Other Assets & Liabilities, net - (0.1)%		(10,125)
Total Net Assets - 100.0%		$9,962,215

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreements — See Note 6.
ADR — American Depositary Receipt
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

70 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2020
FINANCIAL SERVICES FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$9,910,334	$—	$—	$9,910,334
Repurchase Agreements	—	62,006	—	62,006
Total Assets	$9,910,334	$62,006	$—	$9,972,340

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 71

FINANCIAL SERVICES FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2020

Assets:
Investments, at value (cost $9,332,906)	$9,910,334
Repurchase agreements, at value (cost $62,006)	62,006
Cash	50,011
Receivables:
Fund shares sold	114,060
Dividends	25,396
Foreign tax reclaims	295
Securities lending income	6
Total assets	10,162,108

Liabilities:
Payable for:
Securities purchased	124,302
Fund shares redeemed	42,238
Management fees	8,336
Transfer agent and administrative fees	3,330
Distribution and service fees	1,985
Portfolio accounting fees	981
Trustees’ fees*	284
Miscellaneous	18,437
Total liabilities	199,893
Commitments and contingent liabilities (Note 9)	—
Net assets	$9,962,215

Net assets consist of:
Paid in capital	$10,594,433
Total distributable earnings (loss)	(632,218)
Net assets	$9,962,215

Investor Class:
Net assets	$2,968,290
Capital shares outstanding	54,166
Net asset value per share	$54.80

A-Class:
Net assets	$5,744,973
Capital shares outstanding	112,417
Net asset value per share	$51.10
Maximum offering price per share (Net asset value divided by 95.25%)	$53.65

C-Class:
Net assets	$638,020
Capital shares outstanding	14,310
Net asset value per share	$44.59

H-Class:
Net assets	$610,932
Capital shares outstanding	12,334
Net asset value per share	$49.53

STATEMENT OF OPERATIONS
Year Ended March 31, 2020

Investment Income:
Dividends (net of foreign withholding tax of $1,375)	$623,115
Interest	2,586
Income from securities lending, net	53
Total investment income	625,754

Expenses:
Management fees	208,075
Distribution and service fees:
A-Class	19,779
C-Class	9,693
H-Class	9,901
Transfer agent and administrative fees	62,076
Portfolio accounting fees	24,479
Registration fees	23,056
Professional fees	12,263
Trustees’ fees*	5,850
Custodian fees	3,630
Line of credit fees	34
Miscellaneous	22,008
Total expenses	400,844
Net investment income	224,910

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	967,033
Net realized gain	967,033
Net change in unrealized appreciation (depreciation) on:
Investments	(3,396,384)
Net change in unrealized appreciation (depreciation)	(3,396,384)
Net realized and unrealized loss	(2,429,351)
Net decrease in net assets resulting from operations	$(2,204,441)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

72 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL SERVICES FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2020	Year Ended March 31, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment income	$224,910	$177,282
Net realized gain on investments	967,033	4,257,309
Net change in unrealized appreciation (depreciation) on investments	(3,396,384)	(3,956,634)
Net increase (decrease) in net assets resulting from operations	(2,204,441)	477,957

Distributions to shareholders:
Investor Class	(64,630)	(564,622)
A-Class	(36,597)	(342,005)
C-Class	(5,315)	(70,151)
H-Class	(8,748)	(560,062)
Total distributions to shareholders	(115,290)	(1,536,840)

Capital share transactions:
Proceeds from sale of shares
Investor Class	49,827,414	65,186,396
A-Class	4,186,426	3,561,906
C-Class	1,741,582	1,960,408
H-Class	18,267,949	77,362,348
Distributions reinvested
Investor Class	63,368	552,353
A-Class	36,296	339,699
C-Class	5,268	69,278
H-Class	8,748	560,062
Cost of shares redeemed
Investor Class	(51,288,443)	(84,529,582)
A-Class	(4,716,834)	(4,236,390)
C-Class	(1,914,065)	(3,184,480)
H-Class	(19,106,628)	(80,120,580)
Net decrease from capital share transactions	(2,888,919)	(22,478,582)
Net decrease in net assets	(5,208,650)	(23,537,465)

Net assets:
Beginning of year	15,170,865	38,708,330
End of year	$9,962,215	$15,170,865

Capital share activity:
Shares sold
Investor Class	673,773	904,721
A-Class	61,997	54,277
C-Class	28,914	32,994
H-Class	274,440	1,254,996
Shares issued from reinvestment of distributions
Investor Class	821	8,628
A-Class	504	5,669
C-Class	84	1,312
H-Class	125	9,640
Shares redeemed
Investor Class	(692,918)	(1,189,781)
A-Class	(68,450)	(63,756)
C-Class	(32,121)	(53,504)
H-Class	(288,019)	(1,284,564)
Net decrease in shares	(40,850)	(319,368)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 73

FINANCIAL SERVICES FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017[d]	Year Ended March 31, 2016[d]
Per Share Data
Net asset value, beginning of period	$68.68	$72.17	$65.14	$53.90	$57.78
Income (loss) from investment operations:
Net investment income (loss)[a]	.83	.53	.61	.55	.77
Net gain (loss) on investments (realized and unrealized)	(14.39)	(.86)[f]	6.79	11.14	(4.19)
Total from investment operations	(13.56)	(.33)	7.40	11.69	(3.42)
Less distributions from:
Net investment income	(.32)	(.89)	(.37)	(.45)	(.30)
Net realized gains	—	(2.27)	—	—	(.16)
Total distributions	(.32)	(3.16)	(.37)	(.45)	(.46)
Net asset value, end of period	$54.80	$68.68	$72.17	$65.14	$53.90

Total Return	(19.88%)	(0.14%)	11.37%	21.72%	(5.95%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,968	$4,978	$25,183	$39,214	$15,110
Ratios to average net assets:
Net investment income (loss)	1.12%	0.74%	0.89%	0.90%	1.36%
Total expenses	1.48%	1.45%	1.38%	1.38%	1.34%
Portfolio turnover rate	249%	410%	347%	389%	268%

A-Class	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017[d]	Year Ended March 31, 2016[d]
Per Share Data
Net asset value, beginning of period	$64.22	$67.88	$61.44	$51.00	$54.83
Income (loss) from investment operations:
Net investment income (loss)[a]	.54	.37	.53	.41	.46
Net gain (loss) on investments (realized and unrealized)	(13.34)	(.87)[f]	6.28	10.48	(3.83)
Total from investment operations	(12.80)	(.50)	6.81	10.89	(3.37)
Less distributions from:
Net investment income	(.32)	(.89)	(.37)	(.45)	(.30)
Net realized gains	—	(2.27)	—	—	(.16)
Total distributions	(.32)	(3.16)	(.37)	(.45)	(.46)
Net asset value, end of period	$51.10	$64.22	$67.88	$61.44	$51.00

Total Return[b]	(20.07%)	(0.41%)	11.08%	21.42%	(6.17%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,745	$7,602	$8,293	$1,834	$1,039
Ratios to average net assets:
Net investment income (loss)	0.78%	0.55%	0.81%	0.73%	0.87%
Total expenses	1.72%	1.71%	1.63%	1.62%	1.60%
Portfolio turnover rate	249%	410%	347%	389%	268%

74 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL SERVICES FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017[d]	Year Ended March 31, 2016[d]
Per Share Data
Net asset value, beginning of period	$56.49	$60.56	$55.26	$46.24	$50.14
Income (loss) from investment operations:
Net investment income (loss)[a]	.01	(.16)	— [e]	(.07)	.11
Net gain (loss) on investments (realized and unrealized)	(11.59)	(.75)[f]	5.67	9.54	(3.55)
Total from investment operations	(11.58)	(.91)	5.67	9.47	(3.44)
Less distributions from:
Net investment income	(.32)	(.89)	(.37)	(.45)	(.30)
Net realized gains	—	(2.27)	—	—	(.16)
Total distributions	(.32)	(3.16)	(.37)	(.45)	(.46)
Net asset value, end of period	$44.59	$56.49	$60.56	$55.26	$46.24

Total Return[b]	(20.66%)	(1.15%)	10.27%	20.51%	(6.89%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$638	$985	$2,218	$2,270	$1,065
Ratios to average net assets:
Net investment income (loss)	0.02%	(0.27%)	— [g]	(0.13%)	0.22%
Total expenses	2.47%	2.46%	2.38%	2.37%	2.35%
Portfolio turnover rate	249%	410%	347%	389%	268%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 75

FINANCIAL SERVICES FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017[d]	Year Ended March 31, 2016[c,d]
Per Share Data
Net asset value, beginning of period	$62.26	$65.93	$59.67	$49.53	$53.30
Income (loss) from investment operations:
Net investment income (loss)[a]	.54	.03	.46	.33	.43
Net gain (loss) on investments (realized and unrealized)	(12.95)	(.54)[f]	6.17	10.26	(3.74)
Total from investment operations	(12.41)	(.51)	6.63	10.59	(3.31)
Less distributions from:
Net investment income	(.32)	(.89)	(.37)	(.45)	(.30)
Net realized gains	—	(2.27)	—	—	(.16)
Total distributions	(.32)	(3.16)	(.37)	(.45)	(.46)
Net asset value, end of period	$49.53	$62.26	$65.93	$59.67	$49.53

Total Return	(20.08%)	(0.42%)	11.11%	21.43%	(6.25%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$611	$1,606	$3,014	$18,259	$3,028
Ratios to average net assets:
Net investment income (loss)	0.81%	0.05%	0.72%	0.58%	0.83%
Total expenses	1.72%	1.73%	1.63%	1.63%	1.65%
Portfolio turnover rate	249%	410%	347%	389%	268%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]

Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares. The financial highlights for periods prior to that date reflect the performance of the former Advisor Class.

[d]	Share split — Per share amounts for the periods presented through March 31, 2017 have been restated to reflect a 2:1 share split effective October 31, 2016.
[e]	Net investment income is less than $0.01 per share.
[f]

The amount shown for a share outstanding throughout the period does not accord with the aggregate net gains on investments for the year because of the sales and repurchases of fund shares in relation to fluctuating market value of the investments of the Fund.

[g]	Less than 0.01%.

76 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2020

HEALTH CARE FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the health care industry (“Health Care Companies”).

For the one-year period ended March 31, 2020, Health Care Fund Investor Class returned -5.49%, compared with -1.01% for the S&P 500 Health Care Index. The broader S&P 500 Index returned -6.98%.

Health care technology contributed the most to the Fund’s return, followed by health care services and health care distributors. Pharmaceuticals, biotechnology, and life sciences tools & services detracted the most from return.

DexCom, Inc., Teladoc Health, Inc., and Array BioPharma, Inc. contributed the most to the Fund’s return for the period. Tilray, Inc., Canopy Growth Corp., and Amarin Corporation plc ADR detracted the most from return.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 17, 1998
A-Class	September 1, 2004
C-Class	March 30, 2001
H-Class	May 11, 1998

Ten Largest Holdings (% of Total Net Assets)
Johnson & Johnson	3.7%
UnitedHealth Group, Inc.	3.0%
Merck & Company, Inc.	2.7%
Pfizer, Inc.	2.6%
Eli Lilly & Co.	2.5%
Abbott Laboratories	2.4%
Bristol-Myers Squibb Co.	2.3%
Gilead Sciences, Inc.	2.2%
Amgen, Inc.	2.1%
Thermo Fisher Scientific, Inc.	2.1%
Top Ten Total	25.6%

“Ten Largest Holdings” excludes any temporary cash investments.

THE RYDEX FUNDS ANNUAL REPORT | 77

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2020

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2020

	1 Year	5 Year	10 Year
Investor Class Shares	(5.49%)	2.55%	10.70%
A-Class Shares	(5.76%)	2.28%	10.43%
A-Class Shares with sales charge‡	(10.25%)	1.28%	9.89%
C-Class Shares	(6.45%)	1.52%	9.63%
C-Class Shares with CDSC§	(7.38%)	1.52%	9.63%
H-Class Shares**	(5.73%)	2.26%	10.29%
S&P 500 Health Care Index	(1.01%)	6.01%	12.83%
S&P 500 Index	(6.98%)	6.73%	10.53%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Health Care Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for C-Class and H-Class shares will vary due to differences in fee structures.

**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

78 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2020
HEALTH CARE FUND

	Shares	Value
COMMON STOCKS† - 99.4%

Pharmaceuticals - 35.0%
Johnson & Johnson	5,580	$731,705
Merck & Company, Inc.	7,012	539,503
Pfizer, Inc.	15,726	513,297
Eli Lilly & Co.	3,559	493,704
Bristol-Myers Squibb Co.	8,081	450,435
AbbVie, Inc.	5,407	411,959
CVS Health Corp.	5,504	326,552
Cigna Corp.	1,809	320,519
Allergan plc	1,742	308,508
Becton Dickinson and Co.	1,326	304,675
Zoetis, Inc.	2,524	297,050
DexCom, Inc.*	864	232,649
McKesson Corp.	1,531	207,083
AmerisourceBergen Corp. — Class A	2,069	183,106
Cardinal Health, Inc.	3,189	152,881
AstraZeneca plc ADR	3,062	136,749
Novartis AG ADR	1,512	124,664
GW Pharmaceuticals plc ADR*,1	1,266	110,864
GlaxoSmithKline plc ADR	2,917	110,525
Neurocrine Biosciences, Inc.*	1,225	106,024
Elanco Animal Health, Inc.*	4,679	104,763
Mylan N.V.*	6,727	100,300
Sarepta Therapeutics, Inc.*	1,025	100,266
Jazz Pharmaceuticals plc*	995	99,241
Canopy Growth Corp.*,1	6,639	95,734
Alkermes plc*	6,272	90,442
Horizon Therapeutics plc*	3,009	89,127
PRA Health Sciences, Inc.*	1,002	83,206
Bausch Health Companies, Inc.*	4,458	69,099
Global Blood Therapeutics, Inc.*	1,175	60,031
Total Pharmaceuticals		6,954,661

Healthcare-Products - 26.5%
Abbott Laboratories	5,929	467,857
Thermo Fisher Scientific, Inc.	1,464	415,190
Danaher Corp.	2,882	398,898
Medtronic plc	3,357	302,734
Stryker Corp.	1,774	295,353
Intuitive Surgical, Inc.*	586	290,193
Baxter International, Inc.	3,320	269,551
Boston Scientific Corp.*	7,359	240,124
Edwards Lifesciences Corp.*	1,255	236,718
ResMed, Inc.	1,269	186,911
IDEXX Laboratories, Inc.*	761	184,345
Zimmer Biomet Holdings, Inc.	1,554	157,078
Wright Medical Group N.V.*	5,058	144,912
Cooper Companies, Inc.	519	143,073
STERIS plc	1,002	140,250
Masimo Corp.*	775	137,268
Teleflex, Inc.	464	135,887
Insulet Corp.*	800	132,544
Align Technology, Inc.*	708	123,157
Novocure Ltd.*	1,632	109,899
Varian Medical Systems, Inc.*	1,057	108,512
Hologic, Inc.*	3,004	105,440
ABIOMED, Inc.*	696	101,031
Dentsply Sirona, Inc.	2,597	100,841
Henry Schein, Inc.*	1,917	96,847
Repligen Corp.*	998	96,347
Tandem Diabetes Care, Inc.*	1,340	86,229
NuVasive, Inc.*	1,092	55,321
Total Healthcare-Products		5,262,510

Biotechnology - 19.8%
Gilead Sciences, Inc.	5,833	436,075
Amgen, Inc.	2,071	419,854
Regeneron Pharmaceuticals, Inc.*	717	350,104
Vertex Pharmaceuticals, Inc.*	1,441	342,886
Biogen, Inc.*	1,027	324,922
Illumina, Inc.*	887	242,258
Seattle Genetics, Inc.*	1,600	184,608
Alexion Pharmaceuticals, Inc.*	1,846	165,752
BioMarin Pharmaceutical, Inc.*	1,917	161,987
ncyte Corp.*	2,032	148,803
Alnylam Pharmaceuticals, Inc.*	1,271	138,348
ACADIA Pharmaceuticals, Inc.*	2,478	104,696
Guardant Health, Inc.*	1,404	97,718
Ionis Pharmaceuticals, Inc.*	2,004	94,749
Exact Sciences Corp.*	1,591	92,278
Exelixis, Inc.*	5,299	91,249
United Therapeutics Corp.*	926	87,808
Nektar Therapeutics*	3,739	66,741
Blueprint Medicines Corp.*	1,050	61,404
Mirati Therapeutics, Inc.*	759	58,344
Immunomedics, Inc.*	4,277	57,654
Bluebird Bio, Inc.*	1,030	47,339
Arrowhead Pharmaceuticals, Inc.*	1,593	45,831
Intercept Pharmaceuticals, Inc.*	696	43,820
Sage Therapeutics, Inc.*	1,233	35,412
Amarin Corporation plc ADR*,1	7,069	28,276
Total Biotechnology		3,928,916

Healthcare-Services - 13.4%
UnitedHealth Group, Inc.	2,363	589,285
Centene Corp.*	5,113	303,763
Anthem, Inc.	1,209	274,492
Humana, Inc.	798	250,588
Teladoc Health, Inc.*	1,223	189,577
HCA Healthcare, Inc.	2,009	180,509
IQVIA Holdings, Inc.*	1,492	160,927
DaVita, Inc.*	1,738	132,192
Laboratory Corporation of America Holdings*	998	126,137
Molina Healthcare, Inc.*	894	124,901
Quest Diagnostics, Inc.	1,471	118,121
Amedisys, Inc.*	588	107,922
Universal Health Services, Inc. — Class B	1,023	101,359
Total Healthcare-Services		2,659,773

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 79

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2020
HEALTH CARE FUND

	Shares	Value
Electronics - 2.4%
Agilent Technologies, Inc.	2,510	$179,766
Mettler-Toledo International, Inc.*	230	158,817
Waters Corp.*	692	125,979
Total Electronics		464,562

Software - 2.0%
Veeva Systems, Inc. — Class A*	1,386	216,729
Cerner Corp.	2,765	174,167
Total Software		390,896

Commercial Services - 0.3%
HealthEquity, Inc.*	1,269	64,199

Total Common Stocks
(Cost $16,341,077)		19,725,517

SECURITIES LENDING COLLATERAL†,2 - 1.0%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.39%[3]	207,901	207,901
Total Securities Lending Collateral
(Cost $207,901)		207,901

Total Investments - 100.4%
(Cost $16,548,978)		$19,933,418
Other Assets & Liabilities, net - (0.4)%		(73,015)
Total Net Assets - 100.0%		$19,860,403

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
[1]	All or a portion of this security is on loan at March 31, 2020 — See Note 7.
[2]	Securities lending collateral — See Note 7.
[3]	Rate indicated is the 7-day yield as of March 31, 2020.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$19,725,517	$—	$—	$19,725,517
Securities Lending Collateral	207,901	—	—	207,901
Total Assets	$19,933,418	$—	$—	$19,933,418

80 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

HEALTH CARE FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2020

Assets:
Investments, at value - including $186,466 of securities loaned (cost $16,548,978)	$19,933,418
Cash	124
Receivables:
Securities sold	3,312,395
Fund shares sold	168,041
Dividends	19,026
Foreign tax reclaims	4,792
Securities lending income	2,753
Total assets	23,440,549

Liabilities:
Line of credit	85,000
Payable for:
Fund shares redeemed	3,219,095
Return of securities lending collateral	207,901
Management fees	17,569
Transfer agent and administrative fees	6,978
Distribution and service fees	3,367
Portfolio accounting fees	2,067
Trustees’ fees*	584
Miscellaneous	37,585
Total liabilities	3,580,146
Commitments and contingent liabilities (Note 9)	—
Net assets	$19,860,403

Net assets consist of:
Paid in capital	$22,169,741
Total distributable earnings (loss)	(2,309,338)
Net assets	$19,860,403

Investor Class:
Net assets	$12,407,894
Capital shares outstanding	409,916
Net asset value per share	$30.27

A-Class:
Net assets	$3,605,848
Capital shares outstanding	131,952
Net asset value per share	$27.33
Maximum offering price per share (Net asset value divided by 95.25%)	$28.69

C-Class:
Net assets	$2,826,029
Capital shares outstanding	121,768
Net asset value per share	$23.21

H-Class:
Net assets	$1,020,632
Capital shares outstanding	38,788
Net asset value per share	$26.31

STATEMENT OF OPERATIONS
Year Ended March 31, 2020

Investment Income:
Dividends (net of foreign withholding tax of $939)	$443,669
Interest	4,465
Income from securities lending, net	60,897
Total investment income	509,031

Expenses:
Management fees	336,745
Distribution and service fees:
A-Class	14,343
C-Class	37,049
H-Class	7,221
Transfer agent and administrative fees	100,853
Registration fees	55,417
Portfolio accounting fees	39,617
Professional fees	23,708
Trustees’ fees*	13,121
Custodian fees	6,044
Line of credit fees	68
Miscellaneous	8,862
Total expenses	643,048
Net investment loss	(134,017)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	10,948,048
Net realized gain	10,948,048
Net change in unrealized appreciation (depreciation) on:
Investments	(14,177,522)
Net change in unrealized appreciation (depreciation)	(14,177,522)
Net realized and unrealized loss	(3,229,474)
Net decrease in net assets resulting from operations	$(3,363,491)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 81

HEALTH CARE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2020	Year Ended March 31, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(134,017)	$(469,696)
Net realized gain (loss) on investments	10,948,048	(7,605,390)
Net change in unrealized appreciation (depreciation) on investments	(14,177,522)	11,915,715
Net increase (decrease) in net assets resulting from operations	(3,363,491)	3,840,629

Distributions to shareholders:
Investor Class	—	(1,361,205)
A-Class	—	(91,162)
C-Class	—	(89,879)
H-Class	—	(269,508)
Total distributions to shareholders	—	(1,811,754)

Capital share transactions:
Proceeds from sale of shares
Investor Class	117,439,229	274,055,410
A-Class	8,301,767	23,446,942
C-Class	2,538,334	5,228,919
H-Class	12,331,415	93,563,271
Distributions reinvested
Investor Class	—	1,349,970
A-Class	—	89,439
C-Class	—	88,910
H-Class	—	269,487
Cost of shares redeemed
Investor Class	(166,245,050)	(279,558,964)
A-Class	(9,724,774)	(22,601,547)
C-Class	(3,855,410)	(6,354,868)
H-Class	(18,823,192)	(91,153,918)
Net decrease from capital share transactions	(58,037,681)	(1,576,949)
Net increase (decrease) in net assets	(61,401,172)	451,926

Net assets:
Beginning of year	81,261,575	80,809,649
End of year	$19,860,403	$81,261,575

Capital share activity:
Shares sold
Investor Class	3,523,340	8,641,302
A-Class	285,931	858,664
C-Class	101,419	212,824
H-Class	409,835	3,465,327
Shares issued from reinvestment of distributions
Investor Class	—	44,480
A-Class	—	3,252
C-Class	—	3,772
H-Class	—	10,185
Shares redeemed
Investor Class	(5,117,046)	(9,021,071)
A-Class	(321,745)	(812,305)
C-Class	(154,580)	(259,344)
H-Class	(653,035)	(3,400,098)
Net decrease in shares	(1,925,881)	(253,012)

82 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

HEALTH CARE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016
Per Share Data
Net asset value, beginning of period	$32.03	$28.88	$27.82	$28.65	$35.83
Income (loss) from investment operations:
Net investment income (loss)[a]	(.06)	(.13)	(.13)	(.10)	(.04)
Net gain (loss) on investments (realized and unrealized)	(1.70)	3.78	3.82	2.79	(5.11)
Total from investment operations	(1.76)	3.65	3.69	2.69	(5.15)
Less distributions from:
Net realized gains	—	(.50)	(2.63)	(3.52)	(2.03)
Total distributions	—	(.50)	(2.63)	(3.52)	(2.03)
Net asset value, end of period	$30.27	$32.03	$28.88	$27.82	$28.65

Total Return	(5.49%)	12.75%	13.38%	10.20%	(14.82%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$12,408	$64,185	$67,542	$36,468	$44,663
Ratios to average net assets:
Net investment income (loss)	(0.19%)	(0.42%)	(0.43%)	(0.36%)	(0.11%)
Total expenses	1.47%	1.46%	1.38%	1.37%	1.34%
Portfolio turnover rate	248%	341%	394%	699%	249%

A-Class	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016
Per Share Data
Net asset value, beginning of period	$29.00	$26.26	$25.56	$26.68	$33.60
Income (loss) from investment operations:
Net investment income (loss)[a]	(.12)	(.19)	(.19)	(.17)	(.13)
Net gain (loss) on investments (realized and unrealized)	(1.55)	3.43	3.52	2.57	(4.76)
Total from investment operations	(1.67)	3.24	3.33	2.40	(4.89)
Less distributions from:
Net realized gains	—	(.50)	(2.63)	(3.52)	(2.03)
Total distributions	—	(.50)	(2.63)	(3.52)	(2.03)
Net asset value, end of period	$27.33	$29.00	$26.26	$25.56	$26.68

Total Return[b]	(5.76%)	12.46%	13.14%	9.85%	(15.04%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,606	$4,865	$3,102	$4,626	$6,410
Ratios to average net assets:
Net investment income (loss)	(0.43%)	(0.68%)	(0.69%)	(0.62%)	(0.42%)
Total expenses	1.73%	1.72%	1.63%	1.62%	1.59%
Portfolio turnover rate	248%	341%	394%	699%	249%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 83

HEALTH CARE FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016
Per Share Data
Net asset value, beginning of period	$24.81	$22.69	$22.58	$24.13	$30.82
Income (loss) from investment operations:
Net investment income (loss)[a]	(.30)	(.35)	(.34)	(.33)	(.33)
Net gain (loss) on investments (realized and unrealized)	(1.30)	2.97	3.08	2.30	(4.33)
Total from investment operations	(1.60)	2.62	2.74	1.97	(4.66)
Less distributions from:
Net realized gains	—	(.50)	(2.63)	(3.52)	(2.03)
Total distributions	—	(.50)	(2.63)	(3.52)	(2.03)
Net asset value, end of period	$23.21	$24.81	$22.69	$22.58	$24.13

Total Return[b]	(6.45%)	11.68%	12.24%	9.07%	(15.67%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,826	$4,340	$4,940	$4,959	$8,284
Ratios to average net assets:
Net investment income (loss)	(1.20%)	(1.42%)	(1.42%)	(1.37%)	(1.17%)
Total expenses	2.48%	2.46%	2.38%	2.37%	2.35%
Portfolio turnover rate	248%	341%	394%	699%	249%

H-Class	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016[c]
Per Share Data
Net asset value, beginning of period	$27.91	$25.29	$24.72	$25.91	$32.71
Income (loss) from investment operations:
Net investment income (loss)[a]	(.13)	(.18)	(.21)	(.16)	(.14)
Net gain (loss) on investments (realized and unrealized)	(1.47)	3.30	3.41	2.49	(4.63)
Total from investment operations	(1.60)	3.12	3.20	2.33	(4.77)
Less distributions from:
Net realized gains	—	(.50)	(2.63)	(3.52)	(2.03)
Total distributions	—	(.50)	(2.63)	(3.52)	(2.03)
Net asset value, end of period	$26.31	$27.91	$25.29	$24.72	$25.91

Total Return	(5.73%)	12.46%	13.06%	9.87%	(15.08%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,021	$7,871	$5,225	$4,809	$5,244
Ratios to average net assets:
Net investment income (loss)	(0.45%)	(0.66%)	(0.77%)	(0.62%)	(0.44%)
Total expenses	1.72%	1.73%	1.64%	1.62%	1.71%
Portfolio turnover rate	248%	341%	394%	699%	249%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]

Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares. The financial highlights for periods prior to that date reflect the performance of the former Advisor Class.

84 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2020

INTERNET FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that provide products or services designed for or related to the Internet (“Internet Companies”).

For the one-year period ended March 31, 2020, Internet Fund Investor Class returned -8.25%, compared with 10.43% for the S&P 500 Information Technology Index. The broader S&P 500 Index returned -6.98%.

Interactive home entertainment contributed the most to return, followed by Internet services & infrastructure and specialized REITs. Interactive media & services, communications equipment, and Internet & direct marketing retail detracted the most from return.

Amazon.com, Inc., Shopify, Inc. – Class A, and Pinduoduo, Inc. ADR contributed the most to the Fund’s return for the period. Cisco Systems, Inc., Wayfair, Inc. – Class A, and Expedia Group, Inc. detracted the most from return.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 6, 2000
A-Class	September 1, 2004
C-Class	April 19, 2001
H-Class	April 6, 2000

Ten Largest Holdings (% of Total Net Assets)
Amazon.com, Inc.	9.4%
Alphabet, Inc. — Class A	7.6%
Facebook, Inc. — Class A	5.6%
Netflix, Inc.	3.9%
Alibaba Group Holding Ltd. ADR	3.5%
Cisco Systems, Inc.	3.4%
salesforce.com, Inc.	3.1%
PayPal Holdings, Inc.	2.9%
Activision Blizzard, Inc.	2.0%
Uber Technologies, Inc.	1.9%
Top Ten Total	43.3%

“Ten Largest Holdings” excludes any temporary cash investments.

THE RYDEX FUNDS ANNUAL REPORT | 85

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2020

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2020

	1 Year	5 Year	10 Year
Investor Class Shares	(8.25%)	10.06%	12.28%
A-Class Shares	(8.48%)	9.78%	12.00%
A-Class Shares with sales charge‡	(12.82%)	8.72%	11.46%
C-Class Shares	(9.16%)	8.97%	11.16%
C-Class Shares with CDSC§	(10.03%)	8.97%	11.16%
H-Class Shares**	(8.49%)	9.77%	11.84%
S&P 500 Information Technology Index	10.43%	17.05%	15.79%
S&P 500 Index	(6.98%)	6.73%	10.53%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Information Technology Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for C-Class and H-Class shares will vary due to differences in fee structures.

**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

86 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2020
INTERNET FUND

	Shares	Value
COMMON STOCKS† - 99.7%

Internet - 60.3%
Amazon.com, Inc.*	749	$1,460,340
Alphabet, Inc. — Class A*	1,016	1,180,541
Facebook, Inc. — Class A*	5,267	878,536
Netflix, Inc.*	1,612	605,306
Alibaba Group Holding Ltd. ADR*	2,784	541,432
Uber Technologies, Inc.*	10,797	301,452
Booking Holdings, Inc.*	206	277,136
JD.com, Inc. ADR*	6,678	270,459
Shopify, Inc. — Class A*	489	203,879
eBay, Inc.	6,748	202,845
VeriSign, Inc.*	1,121	201,881
Chewy, Inc. — Class A*	5,274	197,722
Baidu, Inc. ADR*	1,792	180,616
Okta, Inc.*	1,460	178,500
Match Group, Inc.*,1	2,607	172,166
Twitter, Inc.*	6,993	171,748
Snap, Inc. — Class A*	13,438	159,778
Pinduoduo, Inc. ADR*	4,127	148,696
IAC/InterActiveCorp*	819	146,789
MercadoLibre, Inc.*	290	141,688
GoDaddy, Inc. — Class A*	2,249	128,441
Pinterest, Inc. — Class A*	7,610	117,499
Spotify Technology S.A.*	912	110,753
Trip.com Group Ltd. ADR*	4,703	110,285
Zillow Group, Inc. — Class C*,1	3,041	109,537
JOYY, Inc. ADR*	1,977	105,295
F5 Networks, Inc.*	919	97,993
Wix.com Ltd.*	948	95,577
Autohome, Inc. ADR*	1,317	93,533
Expedia Group, Inc.	1,656	93,183
Weibo Corp. ADR*	2,721	90,092
Etsy, Inc.*	2,302	88,489
Baozun, Inc. ADR*,1	3,135	87,592
Wayfair, Inc. — Class A*,1	1,490	79,626
GrubHub, Inc.*	1,919	78,161
Momo, Inc. ADR	3,454	74,917
Anaplan, Inc.*	2,263	68,478
TripAdvisor, Inc.	3,039	52,848
Cargurus, Inc.*	2,468	46,744
Stitch Fix, Inc. — Class A*,1	2,745	34,862
Total Internet		9,385,415

Software - 22.8%
salesforce.com, Inc.*	3,309	476,430
Activision Blizzard, Inc.	5,143	305,905
Electronic Arts, Inc.*	2,352	235,600
Veeva Systems, Inc. — Class A*	1,497	234,086
Citrix Systems, Inc.	1,537	217,562
DocuSign, Inc.*	2,235	206,514
Akamai Technologies, Inc.*	1,979	181,059
NetEase, Inc. ADR	534	171,393
Take-Two Interactive Software, Inc.*	1,381	163,800
Twilio, Inc. — Class A*	1,661	148,643
Sea Ltd. ADR*	3,035	134,481
Coupa Software, Inc.*	934	130,508
MongoDB, Inc.*	934	127,528
Dropbox, Inc. — Class A*	6,647	120,311
HUYA, Inc. ADR*	6,130	103,903
Five9, Inc.*	1,348	103,068
Smartsheet, Inc. — Class A*	2,368	98,296
HubSpot, Inc.*	735	97,895
j2 Global, Inc.	1,030	77,095
New Relic, Inc.*	1,326	61,314
Nutanix, Inc. — Class A*	3,531	55,790
Cornerstone OnDemand, Inc.*	1,460	46,355
Pluralsight, Inc. — Class A*	4,062	44,601
Total Software		3,542,137

Telecommunications - 8.7%
Cisco Systems, Inc.	13,270	521,644
Motorola Solutions, Inc.	1,465	194,728
Arista Networks, Inc.*	866	175,408
Ciena Corp.*	2,733	108,801
Juniper Networks, Inc.	5,264	100,753
LogMeIn, Inc.	1,071	89,193
Viavi Solutions, Inc.*	5,417	60,724
CommScope Holding Company, Inc.*	5,293	48,219
ViaSat, Inc.*	1,313	47,163
Total Telecommunications		1,346,633

Commercial Services - 4.5%
PayPal Holdings, Inc.*	4,668	446,914
CoStar Group, Inc.*	355	208,460
2U, Inc.*	2,260	47,957
Total Commercial Services		703,331

Diversified Financial Services - 1.7%
TD Ameritrade Holding Corp.	4,721	163,629
E*TRADE Financial Corp.	3,159	108,417
Total Diversified Financial Services		272,046

Banks - 1.0%
Northern Trust Corp.	2,017	152,203

Computers - 0.7%
Lumentum Holdings, Inc.*	1,395	102,812

Total Common Stocks
(Cost $12,489,542)		15,504,577

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 87

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2020
INTERNET FUND

	Face Amount	Value
REPURCHASE AGREEMENTS††,2 - 0.4%
J.P. Morgan Securities LLC issued 03/31/20 at 0.01% due 04/01/20	$49,050	$49,050
BofA Securities, Inc. issued 03/31/20 at 0.00% due 04/01/20	18,865	18,865
Total Repurchase Agreements
(Cost $67,915)		67,915

	Shares
SECURITIES LENDING COLLATERAL†,3 - 2.4%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.39%[4]	380,695	380,695
Total Securities Lending Collateral
(Cost $380,695)		380,695

Total Investments - 102.5%
(Cost $12,938,152)		$15,953,187
Other Assets & Liabilities, net - (2.5)%		(395,572)
Total Net Assets - 100.0%		$15,557,615

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at March 31, 2020 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of March 31, 2020.
ADR — American Depositary Receipt

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$15,504,577	$—	$—	$15,504,577
Repurchase Agreements	—	67,915	—	67,915
Securities Lending Collateral	380,695	—	—	380,695
Total Assets	$15,885,272	$67,915	$—	$15,953,187

88 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INTERNET FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2020

Assets:
Investments, at value - including $372,658 of securities loaned (cost $12,870,237)	$15,885,272
Repurchase agreements, at value (cost $67,915)	67,915
Cash	54,448
Receivables:
Securities sold	761,255
Fund shares sold	4,528
Dividends	2,282
Securities lending income	620
Total assets	16,776,320

Liabilities:
Payable for:
Fund shares redeemed	787,476
Return of securities lending collateral	380,695
Management fees	13,089
Transfer agent and administrative fees	5,007
Distribution and service fees	2,099
Portfolio accounting fees	1,540
Trustees’ fees*	440
Miscellaneous	28,359
Total liabilities	1,218,705
Commitments and contingent liabilities (Note 9)	—
Net assets	$15,557,615

Net assets consist of:
Paid in capital	$17,198,691
Total distributable earnings (loss)	(1,641,076)
Net assets	$15,557,615

Investor Class:
Net assets	$10,740,957
Capital shares outstanding	102,071
Net asset value per share	$105.23

A-Class:
Net assets	$2,060,195
Capital shares outstanding	21,223
Net asset value per share	$97.07
Maximum offering price per share (Net asset value divided by 95.25%)	$101.91

C-Class:
Net assets	$1,931,489
Capital shares outstanding	23,298
Net asset value per share	$82.90

H-Class:
Net assets	$824,974
Capital shares outstanding	8,804
Net asset value per share	$93.70

STATEMENT OF OPERATIONS
Year Ended March 31, 2020

Investment Income:
Dividends (net of foreign withholding tax of $2,282)	$117,276
Interest	3,893
Income from securities lending, net	11,749
Total investment income	132,918

Expenses:
Management fees	281,235
Distribution and service fees:
A-Class	5,146
C-Class	26,196
H-Class	6,726
Transfer agent and administrative fees	83,874
Portfolio accounting fees	33,086
Registration fees	27,549
Professional fees	9,555
Trustees’ fees*	7,296
Custodian fees	4,932
Line of credit fees	6
Miscellaneous	39,906
Total expenses	525,507
Net investment loss	(392,589)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(1,629,638)
Net realized loss	(1,629,638)
Net change in unrealized appreciation (depreciation) on:
Investments	(5,406,274)
Net change in unrealized appreciation (depreciation)	(5,406,274)
Net realized and unrealized loss	(7,035,912)
Net decrease in net assets resulting from operations	$(7,428,501)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 89

INTERNET FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2020	Year Ended March 31, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(392,589)	$(686,372)
Net realized gain (loss) on investments	(1,629,638)	4,214,037
Net change in unrealized appreciation (depreciation) on investments	(5,406,274)	(1,071,761)
Net increase (decrease) in net assets resulting from operations	(7,428,501)	2,455,904

Distributions to shareholders:
Investor Class	(710,898)	(2,159,316)
A-Class	(61,275)	(338,414)
C-Class	(101,725)	(434,832)
H-Class	(29,916)	(182,752)
Total distributions to shareholders	(903,814)	(3,115,314)

Capital share transactions:
Proceeds from sale of shares
Investor Class	108,639,586	123,670,906
A-Class	4,695,934	7,631,660
C-Class	2,609,673	3,862,907
H-Class	15,624,744	119,411,263
Distributions reinvested
Investor Class	702,319	2,113,338
A-Class	59,412	324,899
C-Class	101,270	429,191
H-Class	29,888	182,647
Cost of shares redeemed
Investor Class	(106,635,760)	(151,216,911)
A-Class	(4,620,680)	(9,166,861)
C-Class	(3,528,541)	(3,937,169)
H-Class	(24,253,605)	(138,271,570)
Net decrease from capital share transactions	(6,575,760)	(44,965,700)
Net decrease in net assets	(14,908,075)	(45,625,110)

Net assets:
Beginning of year	30,465,690	76,090,800
End of year	$15,557,615	$30,465,690

Capital share activity:
Shares sold
Investor Class	884,862	969,839
A-Class	43,934	70,880
C-Class	27,414	36,507
H-Class	145,036	1,015,803
Shares issued from reinvestment of distributions
Investor Class	6,142	20,344
A-Class	563	3,370
C-Class	1,121	5,130
H-Class	293	1,960
Shares redeemed
Investor Class	(919,270)	(1,187,111)
A-Class	(41,913)	(84,558)
C-Class	(37,179)	(38,110)
H-Class	(229,294)	(1,178,750)
Net decrease in shares	(118,291)	(364,696)

90 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INTERNET FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016
Per Share Data
Net asset value, beginning of period	$118.80	$124.80	$95.33	$77.91	$77.87
Income (loss) from investment operations:
Net investment income (loss)[a]	(1.30)	(1.29)	(.80)	(.60)	(.41)
Net gain (loss) on investments (realized and unrealized)	(8.17)	10.79	30.27	18.02	.78
Total from investment operations	(9.47)	9.50	29.47	17.42	.37
Less distributions from:
Net realized gains	(4.10)	(15.50)	—	—	(.33)
Total distributions	(4.10)	(15.50)	—	—	(.33)
Net asset value, end of period	$105.23	$118.80	$124.80	$95.33	$77.91

Total Return	(8.25%)	9.39%	30.91%	22.36%	0.46%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10,741	$15,484	$40,843	$17,670	$24,435
Ratios to average net assets:
Net investment income (loss)	(1.08%)	(1.00%)	(0.71%)	(0.70%)	(0.52%)
Total expenses	1.47%	1.45%	1.38%	1.37%	1.35%
Portfolio turnover rate	359%	349%	305%	518%	520%

A-Class	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016
Per Share Data
Net asset value, beginning of period	$110.18	$117.20	$89.75	$73.54	$73.71
Income (loss) from investment operations:
Net investment income (loss)[a]	(1.32)	(1.46)	(1.01)	(.76)	(.69)
Net gain (loss) on investments (realized and unrealized)	(7.69)	9.94	28.46	16.97	.85
Total from investment operations	(9.01)	8.48	27.45	16.21	.16
Less distributions from:
Net realized gains	(4.10)	(15.50)	—	—	(.33)
Total distributions	(4.10)	(15.50)	—	—	(.33)
Net asset value, end of period	$97.07	$110.18	$117.20	$89.75	$73.54

Total Return[b]	(8.48%)	9.13%	30.57%	22.04%	0.20%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,060	$2,054	$3,393	$2,139	$1,803
Ratios to average net assets:
Net investment income (loss)	(1.20%)	(1.27%)	(0.96%)	(0.95%)	(0.92%)
Total expenses	1.73%	1.71%	1.63%	1.62%	1.60%
Portfolio turnover rate	359%	349%	305%	518%	520%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 91

INTERNET FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016
Per Share Data
Net asset value, beginning of period	$95.40	$104.40	$80.55	$66.49	$67.17
Income (loss) from investment operations:
Net investment income (loss)[a]	(1.96)	(2.08)	(1.60)	(1.24)	(1.03)
Net gain (loss) on investments (realized and unrealized)	(6.44)	8.58	25.45	15.30	.68
Total from investment operations	(8.40)	6.50	23.85	14.06	(.35)
Less distributions from:
Net realized gains	(4.10)	(15.50)	—	—	(.33)
Total distributions	(4.10)	(15.50)	—	—	(.33)
Net asset value, end of period	$82.90	$95.40	$104.40	$80.55	$66.49

Total Return[b]	(9.16%)	8.31%	29.61%	21.13%	(0.54%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,931	$3,047	$2,967	$2,321	$2,798
Ratios to average net assets:
Net investment income (loss)	(2.06%)	(2.01%)	(1.70%)	(1.71%)	(1.53%)
Total expenses	2.47%	2.46%	2.38%	2.37%	2.35%
Portfolio turnover rate	359%	349%	305%	518%	520%

H-Class	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016[c]
Per Share Data
Net asset value, beginning of period	$106.51	$113.84	$87.18	$71.40	$71.64
Income (loss) from investment operations:
Net investment income (loss)[a]	(1.41)	(1.51)	(1.07)	(.78)	(.72)
Net gain (loss) on investments (realized and unrealized)	(7.30)	9.68	27.73	16.56	.81
Total from investment operations	(8.71)	8.17	26.66	15.78	.09
Less distributions from:
Net realized gains	(4.10)	(15.50)	—	—	(.33)
Total distributions	(4.10)	(15.50)	—	—	(.33)
Net asset value, end of period	$93.70	$106.51	$113.84	$87.18	$71.40

Total Return	(8.49%)	9.12%	30.59%	22.09%	0.11%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$825	$9,880	$28,889	$2,384	$7,132
Ratios to average net assets:
Net investment income (loss)	(1.30%)	(1.27%)	(1.04%)	(1.03%)	(0.97%)
Total expenses	1.71%	1.70%	1.63%	1.62%	1.67%
Portfolio turnover rate	359%	349%	305%	518%	520%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]

Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares. The financial highlights for periods prior to that date reflect the performance of the former Advisor Class.

92 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2020

LEISURE FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies engaged in leisure and entertainment businesses (“Leisure Companies”).

For the one-year period ended March 31, 2020, Leisure Fund Investor Class returned -22.96%, compared with -10.77% for the S&P 500 Consumer Discretionary Index. The broader S&P 500 Index returned -6.98%.

Interactive home entertainment was the only contributor to return. Hotels, resorts & cruise lines; restaurants, and casinos & gaming detracted the most from return.

Netflix, Inc., Activision Blizzard, Inc., and Stars Group, Inc. contributed the most to the Fund’s return for the period. Carnival Corp., ViacomCBS, Inc. – Class B, and Altria Group, Inc. detracted the most from return.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 1, 1998
A-Class	September 1, 2004
C-Class	May 3, 2001
H-Class	June 3, 1998

Ten Largest Holdings (% of Total Net Assets)
Netflix, Inc.	5.3%
Comcast Corp. — Class A	4.3%
Walt Disney Co.	4.2%
McDonald’s Corp.	4.0%
Charter Communications, Inc. — Class A	3.9%
Philip Morris International, Inc.	3.8%
Starbucks Corp.	3.0%
Altria Group, Inc.	2.9%
Activision Blizzard, Inc.	2.7%
Electronic Arts, Inc.	2.1%
Top Ten Total	36.2%

“Ten Largest Holdings” excludes any temporary cash investments.

THE RYDEX FUNDS ANNUAL REPORT | 93

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2020

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2020

	1 Year	5 Year	10 Year
Investor Class Shares	(22.96%)	0.22%	8.67%
A-Class Shares	(23.15%)	(0.03%)	8.38%
A-Class Shares with sales charge‡	(26.80%)	(1.00%)	7.85%
C-Class Shares	(23.73%)	(0.78%)	7.57%
C-Class Shares with CDSC§	(24.49%)	(0.78%)	7.57%
H-Class Shares**	(23.17%)	(0.04%)	8.25%
S&P 500 Consumer Discretionary Index	(10.77%)	7.36%	13.56%
S&P 500 Index	(6.98%)	6.73%	10.53%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Consumer Discretionary Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for C-Class and H-Class shares will vary due to differences in fee structures.

**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

94 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2020
LEISURE FUND

	Shares	Value
COMMON STOCKS† - 99.1%

Media - 24.0%
Comcast Corp. — Class A	6,352	$218,382
Walt Disney Co.	2,198	212,327
Charter Communications, Inc. — Class A*	446	194,594
Liberty Broadband Corp. — Class C*	753	83,372
Altice USA, Inc. — Class A*	3,001	66,892
Fox Corp. — Class A	2,546	60,162
Discovery, Inc. — Class A*	2,823	54,879
Liberty Global plc — Class C*	3,282	51,560
DISH Network Corp. — Class A*	2,384	47,656
New York Times Co. — Class A	1,402	43,055
News Corp. — Class A	4,101	36,807
ViacomCBS, Inc. — Class B	2,379	33,330
TEGNA, Inc.	2,248	24,413
World Wrestling Entertainment, Inc. — Class A	687	23,310
Nexstar Media Group, Inc. — Class A	386	22,284
AMC Networks, Inc. — Class A*	741	18,014
Sinclair Broadcast Group, Inc. — Class A1	1,036	16,659
Total Media		1,207,696

Retail - 18.7%
McDonald’s Corp.	1,219	201,562
Starbucks Corp.	2,278	149,756
Domino’s Pizza, Inc.	231	74,860
Chipotle Mexican Grill, Inc. — Class A*	114	74,602
Yum! Brands, Inc.	1,083	74,218
Yum China Holdings, Inc.	1,320	56,272
Restaurant Brands International, Inc.	1,048	41,951
Darden Restaurants, Inc.	685	37,305
Dunkin’ Brands Group, Inc.	665	35,311
Wendy’s Co.	2,012	29,938
Wingstop, Inc.	368	29,330
Texas Roadhouse, Inc. — Class A	704	29,075
Papa John’s International, Inc.	448	23,910
Cracker Barrel Old Country Store, Inc.[1]	245	20,389
Shake Shack, Inc. — Class A*	481	18,153
Jack in the Box, Inc.	346	12,127
Cheesecake Factory, Inc.	669	11,426
Bloomin’ Brands, Inc.	1,240	8,854
Dave & Buster’s Entertainment, Inc.	554	7,246
Brinker International, Inc.	594	7,134
Total Retail		943,419

Software - 12.0%
Activision Blizzard, Inc.	2,253	134,008
Electronic Arts, Inc.*	1,031	103,275
NetEase, Inc. ADR	276	88,585
Bilibili, Inc. ADR*	3,137	73,469
Sea Ltd. ADR*	1,639	72,624
Take-Two Interactive Software, Inc.*	605	71,759
HUYA, Inc. ADR*	3,368	57,088
Total Software		600,808

Lodging - 10.5%
Las Vegas Sands Corp.	2,081	88,380
Marriott International, Inc. — Class A	922	68,975
Hilton Worldwide Holdings, Inc.	995	67,899
Huazhu Group Ltd. ADR	1,491	42,836
Wynn Resorts Ltd.	546	32,864
Hyatt Hotels Corp. — Class A	670	32,093
Melco Resorts & Entertainment Ltd. ADR	2,462	30,529
Caesars Entertainment Corp.*	4,432	29,960
MGM Resorts International	2,462	29,052
Choice Hotels International, Inc.	462	28,298
Wyndham Hotels & Resorts, Inc.	777	24,483
Wyndham Destinations, Inc.	835	18,119
Boyd Gaming Corp.	1,181	17,030
Hilton Grand Vacations, Inc.*	980	15,455
Total Lodging		525,973

Internet - 8.6%
Netflix, Inc.*	706	265,103
Spotify Technology S.A.*	482	58,534
iQIYI, Inc. ADR*	3,227	57,441
Roku, Inc.*	572	50,038
Total Internet		431,116

Agriculture - 7.7%
Philip Morris International, Inc.	2,656	193,782
Altria Group, Inc.	3,814	147,487
British American Tobacco plc ADR	1,357	46,396
Total Agriculture		387,665

Beverages - 7.1%
Brown-Forman Corp. — Class B	1,665	92,424
Constellation Brands, Inc. — Class A	631	90,460
Luckin Coffee, Inc. ADR*,1	1,844	50,139
Molson Coors Beverage Co. — Class B	1,264	49,309
Boston Beer Company, Inc. — Class A*	113	41,534
Anheuser-Busch InBev S.A. ADR[1]	784	34,590
Total Beverages		358,456

Entertainment - 4.5%
Live Nation Entertainment, Inc.*	1,047	47,597
Vail Resorts, Inc.	256	37,814
Churchill Downs, Inc.	338	34,797
Marriott Vacations Worldwide Corp.	357	19,842
Penn National Gaming, Inc.*	1,332	16,850
International Game Technology plc	2,311	13,750
Cinemark Holdings, Inc.	1,145	11,668
Scientific Games Corp. — Class A*	1,159	11,242
Six Flags Entertainment Corp.	850	10,659
SeaWorld Entertainment, Inc.*	963	10,612
Eldorado Resorts, Inc.*	721	10,382
Total Entertainment		225,213

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 95

SCHEDULE OF INVESTMENTS (continued)	March 31, 2020
LEISURE FUND

	Shares	Value
Leisure Time - 3.8%
Planet Fitness, Inc. — Class A*	694	$33,798
Carnival Corp.	2,376	31,292
Royal Caribbean Cruises Ltd.	807	25,961
Brunswick Corp.	721	25,502
Harley-Davidson, Inc.	1,279	24,211
Polaris, Inc.	494	23,786
Callaway Golf Co.	1,326	13,552
Norwegian Cruise Line Holdings Ltd.*	1,221	13,382
Total Leisure Time		191,484

Toys, Games & Hobbies - 1.6%
Hasbro, Inc.	713	51,015
Mattel, Inc.*	3,227	28,430
Total Toys, Games & Hobbies		79,445

Food Service - 0.6%
Aramark	1,494	29,835

Total Common Stocks
(Cost $5,109,907)		4,981,110

RIGHTS††† - 0.0%
Media - 0.0%
Nexstar Media Group, Inc.*,2	8,160	—
Total Rights
(Cost $—)		—

	Face Amount
REPURCHASE AGREEMENTS††,3 - 0.3%
J.P. Morgan Securities LLC issued 03/31/20 at 0.01% due 04/01/20	$11,819	11,819
BofA Securities, Inc. issued 03/31/20 at 0.00% due 04/01/20	4,546	4,546
Total Repurchase Agreements
(Cost $16,365)		16,365

	Shares
SECURITIES LENDING COLLATERAL†,4 - 1.6%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.39%[5]	82,215	82,215
Total Securities Lending Collateral
(Cost $82,215)		82,215

Total Investments - 101.0%
(Cost $5,208,487)		$5,079,690
Other Assets & Liabilities, net - (1.0)%		(50,023)
Total Net Assets - 100.0%		$5,029,667

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	All or a portion of this security is on loan at March 31, 2020 — See Note 7.
[2]	Security was fair valued by the Valuation Committee at March 31, 2020. The total market value of fair valued securities amounts to $0, (cost $0) or 0.0% of total net assets.
[3]	Repurchase Agreements — See Note 6.
[4]	Securities lending collateral — See Note 7.
[5]	Rate indicated is the 7-day yield as of March 31, 2020.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

96 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2020
LEISURE FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs		Total
Common Stocks	$4,981,110	$—	$—		$4,981,110
Rights	—	—	—	*	—
Repurchase Agreements	—	16,365	—		16,365
Securities Lending Collateral	82,215	—	—		82,215
Total Assets	$5,063,325	$16,365	$—		$5,079,690

*	Security has a market value of $0.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 97

LEISURE FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2020

Assets:
Investments, at value - including $83,959 of securities loaned (cost $5,192,122)	$5,063,325
Repurchase agreements, at value (cost $16,365)	16,365
Cash	13,544
Receivables:
Fund shares sold	295,227
Dividends	11,238
Foreign tax reclaims	2,866
Securities lending income	37
Total assets	5,402,602

Liabilities:
Payable for:
Securities purchased	267,299
Return of securities lending collateral	82,215
Fund shares redeemed	9,491
Management fees	3,458
Transfer agent and administrative fees	1,603
Distribution and service fees	667
Portfolio accounting fees	407
Trustees’ fees*	118
Miscellaneous	7,677
Total liabilities	372,935
Commitments and contingent liabilities (Note 9)	—
Net assets	$5,029,667

Net assets consist of:
Paid in capital	$5,844,212
Total distributable earnings (loss)	(814,545)
Net assets	$5,029,667

Investor Class:
Net assets	$2,838,791
Capital shares outstanding	53,549
Net asset value per share	$53.01

A-Class:
Net assets	$816,383
Capital shares outstanding	16,863
Net asset value per share	$48.41
Maximum offering price per share (Net asset value divided by 95.25%)	$50.82

C-Class:
Net assets	$398,354
Capital shares outstanding	9,386
Net asset value per share	$42.44

H-Class:
Net assets	$976,139
Capital shares outstanding	20,763
Net asset value per share	$47.01

STATEMENT OF OPERATIONS
Year Ended March 31, 2020

Investment Income:
Dividends (net of foreign withholding tax of $1,397)	$255,899
Interest	1,801
Income from securities lending, net	1,382
Total investment income	259,082

Expenses:
Management fees	135,502
Distribution and service fees:
A-Class	3,149
C-Class	5,987
H-Class	6,374
Transfer agent and administrative fees	40,440
Portfolio accounting fees	15,941
Registration fees	14,087
Professional fees	7,108
Trustees’ fees*	3,658
Custodian fees	2,463
Line of credit fees	114
Miscellaneous	16,120
Total expenses	250,943
Net investment income	8,139

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	2,615,962
Net realized gain	2,615,962
Net change in unrealized appreciation (depreciation) on:
Investments	(4,127,911)
Net change in unrealized appreciation (depreciation)	(4,127,911)
Net realized and unrealized loss	(1,511,949)
Net decrease in net assets resulting from operations	$(1,503,810)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

98 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LEISURE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2020	Year Ended March 31, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment income	$8,139	$41,239
Net realized gain on investments	2,615,962	1,581,983
Net change in unrealized appreciation (depreciation) on investments	(4,127,911)	(249,813)
Net increase (decrease) in net assets resulting from operations	(1,503,810)	1,373,409

Distributions to shareholders:
Investor Class	(32,961)	(544,748)
A-Class	(2,491)	(159,698)
C-Class	(1,724)	(75,803)
H-Class	(3,983)	(112,344)
Total distributions to shareholders	(41,159)	(892,593)

Capital share transactions:
Proceeds from sale of shares
Investor Class	42,468,953	38,144,920
A-Class	2,130,439	2,186,461
C-Class	73,859	101,371
H-Class	14,647,439	46,226,618
Distributions reinvested
Investor Class	32,394	530,279
A-Class	2,404	139,178
C-Class	1,724	75,270
H-Class	3,946	111,434
Cost of shares redeemed
Investor Class	(50,743,318)	(42,002,040)
A-Class	(2,347,132)	(4,372,624)
C-Class	(372,260)	(630,920)
H-Class	(14,108,477)	(47,422,116)
Net decrease from capital share transactions	(8,210,029)	(6,912,169)
Net decrease in net assets	(9,754,998)	(6,431,353)

Net assets:
Beginning of year	14,784,665	21,216,018
End of year	$5,029,667	$14,784,665

Capital share activity:
Shares sold
Investor Class	587,907	540,063
A-Class	33,729	33,355
C-Class	1,552	1,663
H-Class	226,956	724,014
Shares issued from reinvestment of distributions
Investor Class	440	8,323
A-Class	36	2,384
C-Class	29	1,456
H-Class	60	1,965
Shares redeemed
Investor Class	(704,990)	(583,497)
A-Class	(35,774)	(68,076)
C-Class	(6,497)	(10,981)
H-Class	(223,449)	(738,591)
Net decrease in shares	(120,001)	(87,922)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 99

LEISURE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016
Per Share Data
Net asset value, beginning of period	$68.98	$71.23	$70.95	$61.36	$60.75
Income (loss) from investment operations:
Net investment income (loss)[a]	.08	.32	.36	.52	.22
Net gain (loss) on investments (realized and unrealized)	(15.86)	2.18	4.48	9.38	.82
Total from investment operations	(15.78)	2.50	4.84	9.90	1.04
Less distributions from:
Net investment income	(.19)	(.52)	(1.64)	(.31)	(.32)
Net realized gains	—	(4.23)	(2.92)	—	(.11)
Total distributions	(.19)	(4.75)	(4.56)	(.31)	(.43)
Net asset value, end of period	$53.01	$68.98	$71.23	$70.95	$61.36

Total Return	(22.96%)	4.06%	6.71%	16.20%	1.72%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,839	$11,739	$14,625	$14,413	$15,173
Ratios to average net assets:
Net investment income (loss)	0.11%	0.45%	0.49%	0.81%	0.35%
Total expenses	1.48%	1.46%	1.38%	1.38%	1.34%
Portfolio turnover rate	369%	323%	442%	352%	339%

A-Class	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016
Per Share Data
Net asset value, beginning of period	$63.17	$65.82	$66.03	$57.27	$56.88
Income (loss) from investment operations:
Net investment income (loss)[a]	.01	.11	.17	.23	.08
Net gain (loss) on investments (realized and unrealized)	(14.58)	1.99	4.18	8.84	.74
Total from investment operations	(14.57)	2.10	4.35	9.07	.82
Less distributions from:
Net investment income	(.19)	(.52)	(1.64)	(.31)	(.32)
Net realized gains	—	(4.23)	(2.92)	—	(.11)
Total distributions	(.19)	(4.75)	(4.56)	(.31)	(.43)
Net asset value, end of period	$48.41	$63.17	$65.82	$66.03	$57.27

Total Return[b]	(23.15%)	3.79%	6.46%	15.91%	1.45%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$816	$1,192	$3,371	$2,180	$7,990
Ratios to average net assets:
Net investment income (loss)	0.02%	0.17%	0.24%	0.40%	0.15%
Total expenses	1.73%	1.71%	1.63%	1.62%	1.60%
Portfolio turnover rate	369%	323%	442%	352%	339%

100 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LEISURE FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016
Per Share Data
Net asset value, beginning of period	$55.82	$59.16	$60.23	$52.65	$52.72
Income (loss) from investment operations:
Net investment income (loss)[a]	(.42)	(.32)	(.36)	(.18)	(.28)
Net gain (loss) on investments (realized and unrealized)	(12.77)	1.73	3.85	8.07	.64
Total from investment operations	(13.19)	1.41	3.49	7.89	.36
Less distributions from:
Net investment income	(.19)	(.52)	(1.64)	(.31)	(.32)
Net realized gains	—	(4.23)	(2.92)	—	(.11)
Total distributions	(.19)	(4.75)	(4.56)	(.31)	(.43)
Net asset value, end of period	$42.44	$55.82	$59.16	$60.23	$52.65

Total Return[b]	(23.73%)	3.03%	5.66%	15.05%	0.69%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$398	$798	$1,311	$1,327	$1,353
Ratios to average net assets:
Net investment income (loss)	(0.74%)	(0.56%)	(0.58%)	(0.33%)	(0.54%)
Total expenses	2.48%	2.46%	2.38%	2.37%	2.35%
Portfolio turnover rate	369%	323%	442%	352%	339%

H-Class	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016[c]
Per Share Data
Net asset value, beginning of period	$61.36	$64.06	$64.38	$55.85	$55.50
Income (loss) from investment operations:
Net investment income (loss)[a]	(.01)	(.29)	.07	.20	.27
Net gain (loss) on investments (realized and unrealized)	(14.15)	2.34	4.17	8.64	.51
Total from investment operations	(14.16)	2.05	4.24	8.84	.78
Less distributions from:
Net investment income	(.19)	(.52)	(1.64)	(.31)	(.32)
Net realized gains	—	(4.23)	(2.92)	—	(.11)
Total distributions	(.19)	(4.75)	(4.56)	(.31)	(.43)
Net asset value, end of period	$47.01	$61.36	$64.06	$64.38	$55.85

Total Return	(23.17%)	3.81%	6.45%	15.90%	1.41%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$976	$1,055	$1,910	$3,769	$13,212
Ratios to average net assets:
Net investment income (loss)	(0.01%)	(0.45%)	0.10%	0.34%	0.49%
Total expenses	1.72%	1.69%	1.63%	1.63%	1.64%
Portfolio turnover rate	369%	323%	442%	352%	339%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]

Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares. The Financial highlights for periods prior to that date reflect the performance of the former Advisor Class.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 101

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2020

PRECIOUS METALS FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in U.S. and foreign companies that are involved in the precious metals sector, including exploration, mining, production and development, and other precious metals-related services (“Precious Metals Companies”).

For the one-year period ended March 31, 2020, Precious Metals Fund Investor Class returned 3.65%, compared with -16.57% for the S&P 500 Materials Index. The broader S&P 500 Index returned -6.98%.

The gold industry was the only contributor to return. The copper and silver industries detracted the most from return.

Barrick Gold Corp., Newmont Corp., and Franco-Nevada Corp. contributed the most to the Fund’s return for the period. Freeport-McMoRan, Inc., Harmony Gold Mining Co. Ltd. ADR, and Osisko Gold Royalties Ltd. detracted the most from return.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	December 1, 1993
A-Class	September 1, 2004
C-Class	April 27, 2001
H-Class	August 1, 2003

Ten Largest Holdings (% of Total Net Assets)
Newmont Corp.	11.1%
Barrick Gold Corp.	10.1%
Franco-Nevada Corp.	7.6%
Wheaton Precious Metals Corp.	6.0%
Agnico Eagle Mines Ltd.	4.4%
AngloGold Ashanti Ltd. ADR	4.1%
Freeport-McMoRan, Inc.	3.9%
Kinross Gold Corp.	3.7%
Kirkland Lake Gold Ltd.	3.6%
VanEck Vectors Junior Gold Miners ETF	3.6%
Top Ten Total	58.1%

“Ten Largest Holdings” excludes any temporary cash investments.

102 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2020

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2020

	1 Year	5 Year	10 Year
Investor Class Shares	3.65%	3.89%	(6.17%)
A-Class Shares	3.39%	3.62%	(6.41%)
A-Class Shares with sales charge‡	(1.52%)	2.62%	(6.87%)
C-Class Shares	2.65%	2.87%	(7.10%)
C-Class Shares with CDSC§	1.65%	2.87%	(7.10%)
H-Class Shares**	3.46%	3.57%	(6.54%)
S&P 500 Materials Index	(16.57%)	0.57%	5.57%
S&P 500 Index	(6.98%)	6.73%	10.53%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Materials Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for C-Class and H-Class shares will vary due to differences in fee structures.

**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 103

SCHEDULE OF INVESTMENTS	March 31, 2020
PRECIOUS METALS FUND

	Shares	Value
COMMON STOCKS† - 95.9%

Mining - 95.9%
Newmont Corp.	153,248	$6,939,069
Barrick Gold Corp.	344,575	6,312,614
Franco-Nevada Corp.	47,426	4,719,836
Wheaton Precious Metals Corp.	136,089	3,746,530
Agnico Eagle Mines Ltd.	69,228	2,754,582
AngloGold Ashanti Ltd. ADR	153,883	2,559,074
Freeport-McMoRan, Inc.	360,817	2,435,515
Kinross Gold Corp.*	581,527	2,314,478
Kirkland Lake Gold Ltd.[1]	76,879	2,275,618
Royal Gold, Inc.	25,830	2,265,549
Gold Fields Ltd. ADR	399,023	1,895,359
B2Gold Corp.	575,336	1,760,528
Novagold Resources, Inc.*	224,868	1,659,526
Yamana Gold, Inc.[1]	557,664	1,533,576
Pan American Silver Corp.	105,740	1,515,254
Alamos Gold, Inc. — Class A	294,188	1,470,940
Sibanye Stillwater Ltd. ADR*,1	282,937	1,335,463
Osisko Gold Royalties Ltd.[1]	142,426	1,059,649
SSR Mining, Inc.*	92,312	1,050,511
Eldorado Gold Corp.*	161,430	996,023
Harmony Gold Mining Company Ltd. ADR*,1	433,232	944,446
IAMGOLD Corp.*	403,978	921,070
First Majestic Silver Corp.*	148,556	919,562
Sandstorm Gold Ltd.*	170,977	856,595
Pretium Resources, Inc.*,1	144,500	819,315
Hecla Mining Co.	443,511	807,190
MAG Silver Corp.*	98,399	755,704
Seabridge Gold, Inc.*,1	76,174	712,227
Silvercorp Metals, Inc.	198,172	648,022
Coeur Mining, Inc.*	199,479	640,328
Fortuna Silver Mines, Inc.*,1	237,076	547,646
Endeavour Silver Corp.*,1	273,816	366,913
Gold Resource Corp.	123,507	339,644
Total Mining		59,878,356

Total Common Stocks
(Cost $50,492,787)		59,878,356

EXCHANGE-TRADED FUNDS† - 3.6%
VanEck Vectors Junior Gold Miners ETF	80,753	2,269,159
Total Exchange-Traded Funds
(Cost $2,277,227)		2,269,159

	Face Amount
REPURCHASE AGREEMENTS††,2 - 0.7%
J.P. Morgan Securities LLC issued 03/31/20 at 0.01% due 04/01/20	$300,880	300,880
BofA Securities, Inc. issued 03/31/20 at 0.00% due 04/01/20	115,723	115,723
Total Repurchase Agreements
(Cost $416,603)		416,603

	Shares
SECURITIES LENDING COLLATERAL†,3 - 6.7%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.39%[4]	4,212,644	4,212,644
Total Securities Lending Collateral
(Cost $4,212,644)		4,212,644

Total Investments - 106.9%
(Cost $57,399,261)		$66,776,762
Other Assets & Liabilities, net - (6.9)%		(4,304,968)
Total Net Assets - 100.0%		$62,471,794

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at March 31, 2020 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of March 31, 2020.
ADR — American Depositary Receipt

See Sector Classification in Other Information section.

104 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2020
PRECIOUS METALS FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$59,878,356	$—	$—	$59,878,356
Exchange-Traded Funds	2,269,159	—	—	2,269,159
Repurchase Agreements	—	416,603	—	416,603
Securities Lending Collateral	4,212,644	—	—	4,212,644
Total Assets	$66,360,159	$416,603	$—	$66,776,762

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 105

PRECIOUS METALS FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2020

Assets:
Investments, at value - including $3,888,207 of securities loaned (cost $56,982,658)	$66,360,159
Repurchase agreements, at value (cost $416,603)	416,603
Cash	338,004
Receivables:
Fund shares sold	868,987
Securities sold	844,765
Dividends	44,556
Foreign tax reclaims	5,434
Securities lending income	4,484
Total assets	68,882,992

Liabilities:
Payable for:
Return of securities lending collateral	4,212,644
Fund shares redeemed	1,735,137
Deferred foreign capital gain taxes	276,532
Management fees	46,198
Transfer agent and administrative fees	19,613
Portfolio accounting fees	6,160
Distribution and service fees	5,035
Trustees’ fees*	1,685
Miscellaneous	108,194
Total liabilities	6,411,198
Commitments and contingent liabilities (Note 9)	—
Net assets	$62,471,794

Net assets consist of:
Paid in capital	$116,683,538
Total distributable earnings (loss)	(54,211,744)
Net assets	$62,471,794

Investor Class:
Net assets	$46,153,174
Capital shares outstanding	1,741,307
Net asset value per share	$26.50

A-Class:
Net assets	$12,802,848
Capital shares outstanding	509,220
Net asset value per share	$25.14
Maximum offering price per share (Net asset value divided by 95.25%)	$26.39

C-Class:
Net assets	$1,685,779
Capital shares outstanding	79,650
Net asset value per share	$21.16

H-Class:
Net assets	$1,829,993
Capital shares outstanding	75,293
Net asset value per share	$24.30

STATEMENT OF OPERATIONS
Year Ended March 31, 2020

Investment Income:
Dividends (net of foreign withholding tax of $65,157)	$737,776
Interest	14,577
Income from securities lending, net	24,511
Total investment income	776,864

Expenses:
Management fees	601,942
Distribution and service fees:
A-Class	40,492
C-Class	24,648
H-Class	8,934
Transfer agent and administrative fees	204,861
Portfolio accounting fees	80,258
Professional fees	39,519
Trustees’ fees*	15,871
Custodian fees	11,441
Line of credit fees	13
Miscellaneous	150,765
Total expenses	1,178,744
Net investment loss	(401,880)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	395,134
Net realized gain	395,134
Net change in unrealized appreciation (depreciation) on:
Investments	(1,122,240)
Net change in unrealized appreciation (depreciation)	(1,122,240)
Net realized and unrealized loss	(727,106)
Net decrease in net assets resulting from operations	$(1,128,986)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

106 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PRECIOUS METALS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2020	Year Ended March 31, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(401,880)	$(315,529)
Net realized gain (loss) on investments	395,134	(11,808,144)
Net change in unrealized appreciation (depreciation) on investments	(1,122,240)	7,296,954
Net decrease in net assets resulting from operations	(1,128,986)	(4,826,719)

Distributions to shareholders:
Investor Class	(1,495,304)	(375,623)
A-Class	(408,150)	(174,388)
C-Class	(74,684)	(41,752)
H-Class	(76,974)	(26,797)
Total distributions to shareholders	(2,055,112)	(618,560)

Capital share transactions:
Proceeds from sale of shares
Investor Class	345,983,213	241,203,549
A-Class	5,044,797	7,901,916
C-Class	2,843,601	2,271,183
H-Class	27,234,035	139,186,676
Distributions reinvested
Investor Class	1,474,406	361,878
A-Class	401,562	171,857
C-Class	73,474	41,057
H-Class	76,042	25,498
Cost of shares redeemed
Investor Class	(331,255,162)	(239,242,751)
A-Class	(7,292,781)	(5,992,947)
C-Class	(3,692,608)	(6,279,462)
H-Class	(28,223,011)	(136,898,554)
Net increase from capital share transactions	12,667,568	2,749,900
Net increase (decrease) in net assets	9,483,470	(2,695,379)

Net assets:
Beginning of year	52,988,324	55,683,703
End of year	$62,471,794	$52,988,324

Capital share activity:
Shares sold
Investor Class	11,365,343	9,657,928
A-Class	183,721	322,537
C-Class	115,029	112,787
H-Class	1,041,882	6,003,655
Shares issued from reinvestment of distributions
Investor Class	44,117	15,591
A-Class	12,660	7,773
C-Class	2,746	2,176
H-Class	2,479	1,193
Shares redeemed
Investor Class	(10,958,332)	(9,638,186)
A-Class	(258,645)	(253,204)
C-Class	(151,938)	(302,237)
H-Class	(1,078,358)	(5,985,054)
Net increase (decrease) in shares	320,704	(55,041)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 107

PRECIOUS METALS FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016
Per Share Data
Net asset value, beginning of period	$26.14	$27.07	$30.82	$27.37	$25.11
Income (loss) from investment operations:
Net investment income (loss)[a]	(.12)	(.12)	(.17)	(.23)	(.07)
Net gain (loss) on investments (realized and unrealized)	1.23 [e]	(.48)	(1.96)	4.85	2.44
Total from investment operations	1.11	(.60)	(2.13)	4.62	2.37
Less distributions from:
Net investment income	(.75)	(.33)	(1.62)	(1.17)	(.11)
Total distributions	(.75)	(.33)	(1.62)	(1.17)	(.11)
Net asset value, end of period	$26.50	$26.14	$27.07	$30.82	$27.37

Total Return	3.65%	(2.08%)	(6.98%)	16.91%	9.67%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$46,153	$33,724	$33,968	$43,530	$49,321
Ratios to average net assets:
Net investment income (loss)	(0.40%)	(0.47%)	(0.57%)	(0.67%)	(0.31%)
Total expenses[b]	1.38%	1.39%	1.28%	1.27%	1.25%
Portfolio turnover rate	277%	571%	630%	508%	797%

A-Class	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016
Per Share Data
Net asset value, beginning of period	$24.89	$25.85	$29.59	$26.39	$24.28
Income (loss) from investment operations:
Net investment income (loss)[a]	(.19)	(.17)	(.22)	(.27)	(.12)
Net gain (loss) on investments (realized and unrealized)	1.19 [e]	(.46)	(1.90)	4.64	2.34
Total from investment operations	1.00	(.63)	(2.12)	4.37	2.22
Less distributions from:
Net investment income	(.75)	(.33)	(1.62)	(1.17)	(.11)
Total distributions	(.75)	(.33)	(1.62)	(1.17)	(.11)
Net asset value, end of period	$25.14	$24.89	$25.85	$29.59	$26.39

Total Return[c]	3.39%	(2.30%)	(7.24%)	16.59%	9.38%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$12,803	$14,222	$12,781	$12,085	$3,711
Ratios to average net assets:
Net investment income (loss)	(0.67%)	(0.73%)	(0.79%)	(0.82%)	(0.54%)
Total expenses[b]	1.63%	1.64%	1.53%	1.52%	1.50%
Portfolio turnover rate	277%	571%	630%	508%	797%

108 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PRECIOUS METALS FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016
Per Share Data
Net asset value, beginning of period	$21.19	$22.24	$25.89	$23.38	$21.67
Income (loss) from investment operations:
Net investment income (loss)[a]	(.35)	(.32)	(.39)	(.46)	(.26)
Net gain (loss) on investments (realized and unrealized)	1.07 [e]	(.40)	(1.64)	4.14	2.08
Total from investment operations	.72	(.72)	(2.03)	3.68	1.82
Less distributions from:
Net investment income	(.75)	(.33)	(1.62)	(1.17)	(.11)
Total distributions	(.75)	(.33)	(1.62)	(1.17)	(.11)
Net asset value, end of period	$21.16	$21.19	$22.24	$25.89	$23.38

Total Return[c]	2.65%	(3.08%)	(7.95%)	15.76%	8.66%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,686	$2,412	$6,697	$7,607	$6,825
Ratios to average net assets:
Net investment income (loss)	(1.41%)	(1.53%)	(1.56%)	(1.59%)	(1.34%)
Total expenses[b]	2.38%	2.37%	2.28%	2.27%	2.25%
Portfolio turnover rate	277%	571%	630%	508%	797%

H-Class	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016[d]
Per Share Data
Net asset value, beginning of period	$24.06	$25.02	$28.73	$25.64	$23.64
Income (loss) from investment operations:
Net investment income (loss)[a]	(.22)	(.18)	(.25)	(.31)	(.11)
Net gain (loss) on investments (realized and unrealized)	1.21 [e]	(.45)	(1.84)	4.57	2.22
Total from investment operations	.99	(.63)	(2.09)	4.26	2.11
Less distributions from:
Net investment income	(.75)	(.33)	(1.62)	(1.17)	(.11)
Total distributions	(.75)	(.33)	(1.62)	(1.17)	(.11)
Net asset value, end of period	$24.30	$24.06	$25.02	$28.73	$25.64

Total Return	3.46%	(2.33%)	(7.36%)	16.65%	9.17%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,830	$2,630	$2,239	$2,954	$2,556
Ratios to average net assets:
Net investment income (loss)	(0.78%)	(0.78%)	(0.92%)	(0.94%)	(0.53%)
Total expenses[b]	1.63%	1.63%	1.53%	1.52%	1.59%
Portfolio turnover rate	277%	571%	630%	508%	797%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Does not include expenses of the underlying funds in which the Fund invests.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]

Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares. The financial highlights for periods prior to that date reflect the performance of the former Advisor Class.

[e]

The amount shown for a share outstanding throughout the period does not accord with the aggregate net losses on investments for the year because of the sales and repurchase of fund shares in relation to fluctuating market value of the investments of the Fund.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 109

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2020

REAL ESTATE FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the real estate industry, including real estate investment trusts (“REITs”) (collectively, “Real Estate Companies”).

For the one-year period ended March 31, 2020, Real Estate Fund H-Class returned -24.27%, compared with -20.99% for the MSCI U.S. REIT Index. The broader S&P 500 Index returned -6.98%.

Industrial REITs was the only contributor to return. Retail REITs, residential REITs, and mortgage REITs detracted the most from return.

Equinix, Inc., Prologis, Inc., and SBA Communications Corp. contributed the most to the Fund’s return for the period. Simon Property Group, Inc., New Residential Investment Corp., and Macerich Co. detracted the most from return.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	September 1, 2004
C-Class	February 20, 2004
H-Class	February 20, 2004

Ten Largest Holdings (% of Total Net Assets)
Prologis, Inc.	4.3%
American Tower Corp. — Class A	4.2%
Crown Castle International Corp.	3.5%
Equinix, Inc.	3.4%
Digital Realty Trust, Inc.	2.6%
SBA Communications Corp.	2.6%
Public Storage	2.5%
Equity Residential	1.9%
AvalonBay Communities, Inc.	1.7%
Alexandria Real Estate Equities, Inc.	1.6%
Top Ten Total	28.3%

“Ten Largest Holdings” excludes any temporary cash investments.

110 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2020

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2020

	1 Year	5 Year	10 Year
A-Class Shares	(24.28%)	(2.34%)	4.62%
A-Class Shares with sales charge‡	(27.89%)	(3.28%)	4.11%
C-Class Shares	(24.86%)	(3.08%)	3.80%
C-Class Shares with CDSC§	(25.60%)	(3.08%)	3.80%
H-Class Shares**	(24.27%)	(2.33%)	4.60%
MSCI U.S. REIT Index	(20.99%)	(0.42%)	7.43%
S&P 500 Index	(6.98%)	6.73%	10.53%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and MSCI U.S. REIT Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on H-Class shares and A-Class shares only; performance for C-Class shares will vary due to differences in fee structure.

‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 111

SCHEDULE OF INVESTMENTS	March 31, 2020
REAL ESTATE FUND

	Shares	Value
COMMON STOCKS† - 99.6%

REITs - 96.5%
REITs-DIVERSIFIED - 26.6%
American Tower Corp. — Class A	682	$148,506
Crown Castle International Corp.	840	121,296
Equinix, Inc.	188	117,419
Digital Realty Trust, Inc.	659	91,542
SBA Communications Corp.	335	90,440
Duke Realty Corp.	1,609	52,099
WP Carey, Inc.	731	42,456
Weyerhaeuser Co.	2,445	41,443
CoreSite Realty Corp.	320	37,088
VICI Properties, Inc.	2,088	34,744
Gaming and Leisure Properties, Inc.	1,092	30,259
Vornado Realty Trust	822	29,765
Lamar Advertising Co. — Class A	522	26,768
PotlatchDeltic Corp.	601	18,865
Outfront Media, Inc.	1,161	15,650
New Residential Investment Corp.	2,582	12,936
EPR Properties	517	12,522
Total REITs-Diversified		923,798

REITs-APARTMENTS - 12.7%
Equity Residential	1,058	65,289
AvalonBay Communities, Inc.	403	59,310
Essex Property Trust, Inc.	230	50,655
Mid-America Apartment Communities, Inc.	461	47,497
UDR, Inc.	1,236	45,163
Invitation Homes, Inc.	2,098	44,834
American Homes 4 Rent — Class A	1,681	38,999
Camden Property Trust	471	37,322
Apartment Investment & Management Co. — Class A	841	29,561
American Campus Communities, Inc.	850	23,588
Total REITs-Apartments		442,218

REITs-WAREHOUSE/INDUSTRIES - 10.9%
Prologis, Inc.	1,867	150,051
CyrusOne, Inc.	649	40,076
Americold Realty Trust	1,160	39,486
Rexford Industrial Realty, Inc.	773	31,701
QTS Realty Trust, Inc. — Class A	512	29,701
First Industrial Realty Trust, Inc.	868	28,844
EastGroup Properties, Inc.	265	27,687
STAG Industrial, Inc.	1,022	23,015
Innovative Industrial Properties, Inc.[1]	197	14,958
Total REITs-Warehouse/Industries		385,519

REITs-OFFICE PROPERTY - 10.0%
Alexandria Real Estate Equities, Inc.	416	57,017
Boston Properties, Inc.	525	48,421
Kilroy Realty Corp.	558	35,545
Douglas Emmett, Inc.	981	29,930
JBG SMITH Properties	898	28,583
Cousins Properties, Inc.	934	27,338
Hudson Pacific Properties, Inc.	1,022	25,918
Highwoods Properties, Inc.	726	25,715
SL Green Realty Corp.	465	20,042
Paramount Group, Inc.	1,991	17,521
Brandywine Realty Trust	1,645	17,305
Empire State Realty Trust, Inc. — Class A	1,773	15,886
Total REITs-Office Property		349,221

REITs-HEALTH CARE - 9.1%
Welltower, Inc.	1,110	50,816
Healthpeak Properties, Inc.	1,924	45,887
Medical Properties Trust, Inc.	2,466	42,637
Ventas, Inc.	1,256	33,661
Healthcare Trust of America, Inc. — Class A	1,288	31,273
Omega Healthcare Investors, Inc.	1,122	29,778
Healthcare Realty Trust, Inc.	989	27,623
Physicians Realty Trust	1,548	21,579
Sabra Health Care REIT, Inc.	1,508	16,467
CareTrust REIT, Inc.	1,054	15,589
Total REITs-Health Care		315,310

REITs-STORAGE - 6.8%
Public Storage	447	88,779
Extra Space Storage, Inc.	549	52,572
Iron Mountain, Inc.	1,474	35,081
CubeSmart	1,218	32,630
Life Storage, Inc.	324	30,634
Total REITs-Storage		239,696

REITs-HOTELS - 4.9%
MGM Growth Properties LLC — Class A	1,580	37,399
Host Hotels & Resorts, Inc.	3,041	33,573
Sunstone Hotel Investors, Inc.	1,949	16,976
Apple Hospitality REIT, Inc.	1,831	16,790
Ryman Hospitality Properties, Inc.	393	14,089
Park Hotels & Resorts, Inc.	1,492	11,802
Pebblebrook Hotel Trust	1,068	11,631
RLJ Lodging Trust	1,505	11,619
DiamondRock Hospitality Co.	2,055	10,439
Service Properties Trust	1,288	6,955
Total REITs-Hotels		171,273

REITs-SHOPPING CENTERS - 4.1%
Regency Centers Corp.	805	30,936
Federal Realty Investment Trust	379	28,277
Kimco Realty Corp.	2,234	21,603
Brixmor Property Group, Inc.	1,830	17,385
Weingarten Realty Investors	1,004	14,488
Urban Edge Properties	1,245	10,968
Retail Opportunity Investments Corp.	1,273	10,553
Retail Properties of America, Inc. — Class A	1,955	10,107
Total REITs-Shopping Centers		144,317

112 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2020
REAL ESTATE FUND

	Shares	Value
REITs-SINGLE TENANT - 3.7%
Realty Income Corp.	1,042	$51,954
National Retail Properties, Inc.	890	28,649
STORE Capital Corp.	1,240	22,469
Spirit Realty Capital, Inc.	704	18,410
Essential Properties Realty Trust, Inc.	896	11,702
Total REITs-Single Tenant		133,184

REITs-MORTGAGE - 3.3%
Annaly Capital Management, Inc.	6,024	30,542
AGNC Investment Corp.	2,721	28,788
Blackstone Mortgage Trust, Inc. — Class A	927	17,261
Starwood Property Trust, Inc.	1,648	16,892
Chimera Investment Corp.	1,463	13,313
Two Harbors Investment Corp.	2,100	8,001
Total REITs-Mortgage		114,797

REITs-MANUFACTURED HOMES - 2.7%
Sun Communities, Inc.	390	48,692
Equity LifeStyle Properties, Inc.	802	46,099
Total REITs-Manufactured Homes		94,791

REITs-REGIONAL MALLS - 1.7%
Simon Property Group, Inc.	713	39,115
Brookfield Property REIT, Inc. — Class A1	929	7,887
Macerich Co.	1,106	6,227
Tanger Factory Outlet Centers, Inc.[1]	1,235	6,175
Total REITs-Regional Malls		59,404

Total REITs		3,373,528

Real Estate - 3.1%
Real Estate Management/Services - 1.4%
Jones Lang LaSalle, Inc.	271	27,366
Redfin Corp.*	1,025	15,805
Realogy Holdings Corp.	1,690	5,087
Total Real Estate Management/Services		48,258
Real Estate Services - 1.3%
CBRE Group, Inc. — Class A*	1,167	44,007

Real Estate Operations/Development - 0.4%
Howard Hughes Corp.*	290	14,651
Total Real Estate		106,916

Total Common Stocks
(Cost $3,904,351)		3,480,444

	Face Amount
REPURCHASE AGREEMENTS††,2 - 0.7%
J.P. Morgan Securities LLC issued 03/31/20 at 0.01% due 04/01/20	$18,547	18,547
BofA Securities, Inc. issued 03/31/20 at 0.00% due 04/01/20	7,133	7,133
Total Repurchase Agreements
(Cost $25,680)		25,680

	Shares
SECURITIES LENDING COLLATERAL†,3 - 0.7%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.39%[4]	24,081	24,081
Total Securities Lending Collateral
(Cost $24,081)		24,081

Total Investments - 101.0%
(Cost $3,954,112)		$3,530,205
Other Assets & Liabilities, net - (1.0)%		(34,798)
Total Net Assets - 100.0%		$3,495,407

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at March 31, 2020 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of March 31, 2020.
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 113

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2020
REAL ESTATE FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$3,480,444	$—	$—	$3,480,444
Repurchase Agreements	—	25,680	—	25,680
Securities Lending Collateral	24,081	—	—	24,081
Total Assets	$3,504,525	$25,680	$—	$3,530,205

114 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

REAL ESTATE FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2020

Assets:
Investments, at value - including $22,369 of securities loaned (cost $3,928,432)	$3,504,525
Repurchase agreements, at value (cost $25,680)	25,680
Cash	20,588
Receivables:
Dividends	23,029
Securities sold	20,675
Fund shares sold	602
Securities lending income	36
Total assets	3,595,135

Liabilities:
Payable for:
Fund shares redeemed	60,009
Return of securities lending collateral	24,081
Management fees	3,706
Distribution and service fees	1,432
Transfer agent and administrative fees	1,415
Portfolio accounting fees	436
Trustees’ fees*	129
Miscellaneous	8,520
Total liabilities	99,728
Commitments and contingent liabilities (Note 9)	—
Net assets	$3,495,407

Net assets consist of:
Paid in capital	$10,169,180
Total distributable earnings (loss)	(6,673,773)
Net assets	$3,495,407

A-Class:
Net assets	$781,290
Capital shares outstanding	25,450
Net asset value per share	$30.70
Maximum offering price per share (Net asset value divided by 95.25%)	$32.23

C-Class:
Net assets	$429,728
Capital shares outstanding	16,227
Net asset value per share	$26.48

H-Class:
Net assets	$2,284,389
Capital shares outstanding	74,580
Net asset value per share	$30.63

STATEMENT OF OPERATIONS
Year Ended March 31, 2020

Investment Income:
Dividends	$711,134
Interest	2,676
Income from securities lending, net	1,010
Total investment income	714,820

Expenses:
Management fees	200,564
Distribution and service fees:
A-Class	2,278
C-Class	9,112
H-Class	54,433
Transfer agent and administrative fees	59,314
Portfolio accounting fees	23,595
Registration fees	20,893
Professional fees	10,018
Trustees’ fees*	6,417
Printing fees	6,396
Pricing fees	5,509
Custodian fees	3,405
Line of credit fees	184
Miscellaneous	10,576
Total expenses	412,694
Net investment income	302,126

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	1,681,715
Net realized gain	1,681,715
Net change in unrealized appreciation (depreciation) on:
Investments	(2,946,772)
Net change in unrealized appreciation (depreciation)	(2,946,772)
Net realized and unrealized loss	(1,265,057)
Net decrease in net assets resulting from operations	$(962,931)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 115

REAL ESTATE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2020	Year Ended March 31, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment income	$302,126	$520,024
Net realized gain (loss) on investments	1,681,715	(5,228,397)
Net change in unrealized appreciation (depreciation) on investments	(2,946,772)	2,127,300
Net decrease in net assets resulting from operations	(962,931)	(2,581,073)

Distributions to shareholders:
A-Class	(17,317)	(33,828)
C-Class	(21,349)	(4,978)
H-Class	(210,026)	(297,344)
Total distributions to shareholders	(248,692)	(336,150)

Capital share transactions:
Proceeds from sale of shares
A-Class	1,220,926	13,139,494
C-Class	3,584,439	1,944,282
H-Class	147,081,645	295,819,345
Distributions reinvested
A-Class	16,981	33,696
C-Class	21,107	4,913
H-Class	206,460	296,798
Cost of shares redeemed
A-Class	(853,685)	(12,570,391)
C-Class	(3,697,102)	(2,346,594)
H-Class	(162,669,284)	(283,887,233)
Net increase (decrease) from capital share transactions	(15,088,513)	12,434,310
Net increase (decrease) in net assets	(16,300,136)	9,517,087

Net assets:
Beginning of year	19,795,543	10,278,456
End of year	$3,495,407	$19,795,543

Capital share activity:
Shares sold
A-Class	29,793	335,956
C-Class	97,673	57,543
H-Class	3,500,708	7,753,438
Shares issued from reinvestment of distributions
A-Class	399	888
C-Class	573	148
H-Class	4,858	7,837
Shares redeemed
A-Class	(20,691)	(334,426)
C-Class	(101,540)	(69,615)
H-Class	(3,879,104)	(7,558,789)
Net increase (decrease) in shares	(367,331)	192,980

116 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

REAL ESTATE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016
Per Share Data
Net asset value, beginning of period	$41.24	$35.92	$37.55	$37.31	$38.34
Income (loss) from investment operations:
Net investment income (loss)[a]	.56	.46	.65	.34	.65
Net gain (loss) on investments (realized and unrealized)	(10.37)	5.12 [c]	(2.08)	2.15	(1.24)
Total from investment operations	(9.81)	5.58	(1.43)	2.49	(.59)
Less distributions from:
Net investment income	(.73)	(.26)	(.20)	(2.25)	(.44)
Total distributions	(.73)	(.26)	(.20)	(2.25)	(.44)
Net asset value, end of period	$30.70	$41.24	$35.92	$37.55	$37.31

Total Return[b]	(24.28%)	15.58%	(3.85%)	7.17%	(1.46%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$781	$658	$486	$1,762	$9,223
Ratios to average net assets:
Net investment income (loss)	1.33%	1.18%	1.69%	0.89%	1.82%
Total expenses	1.72%	1.72%	1.63%	1.63%	1.62%
Portfolio turnover rate	539%	877%	1,010%	1,060%	880%

C-Class	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016
Per Share Data
Net asset value, beginning of period	$35.94	$31.57	$33.28	$33.56	$34.81
Income (loss) from investment operations:
Net investment income (loss)[a]	.26	.31	.29	.19	.22
Net gain (loss) on investments (realized and unrealized)	(8.99)	4.32 [c]	(1.80)	1.78	(1.03)
Total from investment operations	(8.73)	4.63	(1.51)	1.97	(.81)
Less distributions from:
Net investment income	(.73)	(.26)	(.20)	(2.25)	(.44)
Total distributions	(.73)	(.26)	(.20)	(2.25)	(.44)
Net asset value, end of period	$26.48	$35.94	$31.57	$33.28	$33.56

Total Return[b]	(24.86%)	14.72%	(4.56%)	6.37%	(2.25%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$430	$702	$993	$999	$1,947
Ratios to average net assets:
Net investment income (loss)	0.71%	0.94%	0.86%	0.56%	0.69%
Total expenses	2.47%	2.46%	2.38%	2.38%	2.36%
Portfolio turnover rate	539%	877%	1,010%	1,060%	880%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 117

REAL ESTATE FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016
Per Share Data
Net asset value, beginning of period	$41.14	$35.82	$37.45	$37.21	$38.25
Income (loss) from investment operations:
Net investment income (loss)[a]	.55	.65	.92	.27	.71
Net gain (loss) on investments (realized and unrealized)	(10.33)	4.93 [c]	(2.35)	2.22	(1.31)
Total from investment operations	(9.78)	5.58	(1.43)	2.49	(.60)
Less distributions from:
Net investment income	(.73)	(.26)	(.20)	(2.25)	(.44)
Total distributions	(.73)	(.26)	(.20)	(2.25)	(.44)
Net asset value, end of period	$30.63	$41.14	$35.82	$37.45	$37.21

Total Return	(24.27%)	15.63%	(3.86%)	7.18%	(1.49%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,284	$18,436	$8,800	$6,322	$34,504
Ratios to average net assets:
Net investment income (loss)	1.30%	1.69%	2.43%	0.70%	1.97%
Total expenses	1.72%	1.71%	1.63%	1.62%	1.62%
Portfolio turnover rate	539%	877%	1,010%	1,060%	880%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]

The amount shown for a share outstanding throughout the period does not accord with the aggregate net losses on investments for the year because of the sales and repurchase of fund shares in relation to fluctuating market value of the investments of the Fund.

118 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2020

RETAILING FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies engaged in merchandising finished goods and services, including department stores, mail order operations, and other companies involved in selling products to consumers (“Retailing Companies”).

For the one-year period ended March 31, 2020, Retailing Fund Investor Class returned -14.47%, compared with -10.77% for the S&P 500 Consumer Discretionary Index. The broader S&P 500 Index returned -6.98%.

Hypermarkets & super centers contributed the most to return, followed by general merchandise stores. The apparel retail industry, department stores, and specialty stores detracted the most from return.

Amazon.com, Inc., Walmart, Inc., and Pinduduo, Inc. ADR contributed the most to the Fund’s return for the period. Kohl’s Corp., Gap, Inc., and Ulta Beauty, Inc. detracted the most from return.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 1, 1998
A-Class	September 1, 2004
C-Class	May 9, 2001
H-Class	April 21, 1998

Ten Largest Holdings (% of Total Net Assets)
Amazon.com, Inc.	14.4%
Walmart, Inc.	7.5%
Alibaba Group Holding Ltd. ADR	4.4%
Home Depot, Inc.	4.3%
Costco Wholesale Corp.	3.9%
Lowe’s Companies, Inc.	3.2%
TJX Companies, Inc.	3.1%
Booking Holdings, Inc.	2.8%
JD.com, Inc. ADR	2.8%
Dollar General Corp.	2.8%
Top Ten Total	49.2%

“Ten Largest Holdings” excludes any temporary cash investments.

THE RYDEX FUNDS ANNUAL REPORT | 119

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2020

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2020

	1 Year	5 Year	10 Year
Investor Class Shares	(14.47%)	0.39%	8.48%
A-Class Shares	(14.66%)	0.16%	8.23%
A-Class Shares with sales charge‡	(18.72%)	(0.81%)	7.71%
C-Class Shares	(15.31%)	(0.60%)	7.41%
C-Class Shares with CDSC§	(16.16%)	(0.60%)	7.41%
H-Class Shares**	(14.64%)	0.15%	8.12%
S&P 500 Consumer Discretionary Index	(10.77%)	7.36%	13.56%
S&P 500 Index	(6.98%)	6.73%	10.53%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P Consumer Discretionary Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class and A-Class shares only; performance for C-Class and H-Class shares will vary due to differences in fee structures.

**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

120 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2020
RETAILING FUND

	Shares	Value
COMMON STOCKS† - 99.5%

Retail - 58.0%
Walmart, Inc.	2,853	$324,158
Home Depot, Inc.	1,002	187,083
Costco Wholesale Corp.	601	171,363
Lowe’s Companies, Inc.	1,606	138,196
TJX Companies, Inc.	2,858	136,641
Dollar General Corp.	808	122,016
Target Corp.	1,263	117,421
Walgreens Boots Alliance, Inc.	2,491	113,963
Ross Stores, Inc.	1,118	97,232
O’Reilly Automotive, Inc.*	263	79,176
Tiffany & Co.	605	78,348
AutoZone, Inc.*	89	75,294
Dollar Tree, Inc.*	1,021	75,013
Tractor Supply Co.	730	61,722
Best Buy Company, Inc.	1,080	61,560
Burlington Stores, Inc.*	344	54,510
Ulta Beauty, Inc.*	304	53,413
Genuine Parts Co.	753	50,700
CarMax, Inc.*	823	44,302
Carvana Co.*,1	770	42,419
BJ’s Wholesale Club Holdings, Inc.*	1,584	40,345
Advance Auto Parts, Inc.	427	39,848
Five Below, Inc.*	424	29,841
Floor & Decor Holdings, Inc. — Class A*	902	28,945
L Brands, Inc.	2,480	28,669
Ollie’s Bargain Outlet Holdings, Inc.*	610	28,267
Williams-Sonoma, Inc.	656	27,893
Foot Locker, Inc.	1,036	22,844
Gap, Inc.	2,917	20,536
National Vision Holdings, Inc.*	984	19,109
Nordstrom, Inc.	1,242	19,052
RH*	186	18,687
Dick’s Sporting Goods, Inc.	871	18,517
Urban Outfitters, Inc.*	1,208	17,202
American Eagle Outfitters, Inc.	2,142	17,029
Kohl’s Corp.	1,128	16,458
Macy’s, Inc.	2,836	13,925
Abercrombie & Fitch Co. — Class A	1,227	11,153
Bed Bath & Beyond, Inc.	1,756	7,393
Signet Jewelers Ltd.	1,016	6,553
Children’s Place, Inc.	310	6,064
Total Retail		2,522,860
Internet - 38.6%
Amazon.com, Inc.*	321	625,860
Alibaba Group Holding Ltd. ADR*	994	193,313
Booking Holdings, Inc.*	92	123,769
JD.com, Inc. ADR*	3,043	123,242
eBay, Inc.	3,015	90,631
Chewy, Inc. — Class A*	2,357	88,364
Pinduoduo, Inc. ADR*	1,921	69,214
MercadoLibre, Inc.*	134	65,470
Trip.com Group Ltd. ADR*	2,184	51,215
Baozun, Inc. ADR*,1	1,499	41,882
Expedia Group, Inc.	740	41,640
Etsy, Inc.*	1,029	39,555
Stamps.com, Inc.*	280	36,422
Wayfair, Inc. — Class A*,1	666	35,591
GrubHub, Inc.*	858	34,946
Stitch Fix, Inc. — Class A*,1	1,226	15,570
Total Internet		1,676,684

Distribution & Wholesale - 2.1%
Pool Corp.	276	54,309
LKQ Corp.*	1,883	38,620
Total Distribution & Wholesale		92,929

Commercial Services - 0.8%
Monro, Inc.	413	18,093
Aaron’s, Inc.	681	15,513
Total Commercial Services		33,606

Total Common Stocks
(Cost $4,460,248)		4,326,079

	Face Amount
REPURCHASE AGREEMENTS††,2 - 0.0%
J.P. Morgan Securities LLC issued 03/31/20 at 0.01% due 04/01/20	$461	461
BofA Securities, Inc. issued 03/31/20 at 0.00% due 04/01/20	178	178
Total Repurchase Agreements
(Cost $639)		639

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 121

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2020
RETAILING FUND

	Shares	Value
SECURITIES LENDING COLLATERAL†,3 - 2.3%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.39%[4]	98,999	$98,999
Total Securities Lending Collateral
(Cost $98,999)		98,999

Total Investments - 101.8%
(Cost $4,559,886)		$4,425,717
Other Assets & Liabilities, net - (1.8)%		(78,547)
Total Net Assets - 100.0%		$4,347,170

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at March 31, 2020 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of March 31, 2020.
ADR — American Depositary Receipt

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$4,326,079	$—	$—	$4,326,079
Repurchase Agreements	—	639	—	639
Securities Lending Collateral	98,999	—	—	98,999
Total Assets	$4,425,078	$639	$—	$4,425,717

122 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RETAILING FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2020

Assets:
Investments, at value - including $100,476 of securities loaned (cost $4,559,247)	$4,425,078
Repurchase agreements, at value (cost $639)	639
Cash	512
Receivables:
Securities sold	32,393
Dividends	8,152
Fund shares sold	193
Securities lending income	155
Total assets	4,467,122

Liabilities:
Payable for:
Return of securities lending collateral	98,999
Management fees	5,356
Transfer agent and administrative fees	2,120
Portfolio accounting fees	630
Distribution and service fees	437
Trustees’ fees*	190
Miscellaneous	12,220
Total liabilities	119,952
Commitments and contingent liabilities (Note 9)	—
Net assets	$4,347,170

Net assets consist of:
Paid in capital	$6,519,531
Total distributable earnings (loss)	(2,172,361)
Net assets	$4,347,170

Investor Class:
Net assets	$3,315,767
Capital shares outstanding	115,835
Net asset value per share	$28.62

A-Class:
Net assets	$455,995
Capital shares outstanding	16,887
Net asset value per share	$27.00
Maximum offering price per share (Net asset value divided by 95.25%)	$28.35

C-Class:
Net assets	$230,282
Capital shares outstanding	9,730
Net asset value per share	$23.67

H-Class:
Net assets	$345,126
Capital shares outstanding	13,098
Net asset value per share	$26.35

STATEMENT OF OPERATIONS
Year Ended March 31, 2020

Investment Income:
Dividends (net of foreign withholding tax of $547)	$170,309
Interest	1,802
Income from securities lending, net	13,180
Total investment income	185,291

Expenses:
Management fees	122,908
Distribution and service fees:
A-Class	4,066
C-Class	3,882
H-Class	3,148
Transfer agent and administrative fees	36,694
Registration fees	16,180
Portfolio accounting fees	14,460
Professional fees	9,364
Trustees’ fees*	4,559
Custodian fees	2,118
Line of credit fees	92
Miscellaneous	6,642
Total expenses	224,113
Net investment loss	(38,822)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	4,774,021
Net realized gain	4,774,021
Net change in unrealized appreciation (depreciation) on:
Investments	(6,572,492)
Net change in unrealized appreciation (depreciation)	(6,572,492)
Net realized and unrealized loss	(1,798,471)
Net decrease in net assets resulting from operations	$(1,837,293)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 123

RETAILING FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2020	Year Ended March 31, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(38,822)	$(83,642)
Net realized gain on investments	4,774,021	488,545
Net change in unrealized appreciation (depreciation) on investments	(6,572,492)	2,257,492
Net increase (decrease) in net assets resulting from operations	(1,837,293)	2,662,395

Distributions to shareholders:
Investor Class	—	(62,096)
A-Class	—	(2,423)
C-Class	—	(1,147)
H-Class	—	(6,646)
Total distributions to shareholders	—	(72,312)

Capital share transactions:
Proceeds from sale of shares
Investor Class	31,349,501	109,264,472
A-Class	3,834,435	10,313,921
C-Class	834,190	2,192,820
H-Class	3,326,658	71,311,377
Distributions reinvested
Investor Class	—	61,699
A-Class	—	2,355
C-Class	—	1,137
H-Class	—	6,629
Cost of shares redeemed
Investor Class	(48,988,755)	(108,396,873)
A-Class	(9,222,466)	(6,184,722)
C-Class	(1,028,876)	(2,382,440)
H-Class	(9,207,289)	(70,311,011)
Net increase (decrease) from capital share transactions	(29,102,602)	5,879,364
Net increase (decrease) in net assets	(30,939,895)	8,469,447

Net assets:
Beginning of year	35,287,065	26,817,618
End of year	$4,347,170	$35,287,065

Capital share activity:
Shares sold
Investor Class	925,612	3,410,858
A-Class	124,928	333,772
C-Class	29,194	82,019
H-Class	105,560	2,409,627
Shares issued from reinvestment of distributions
Investor Class	—	2,028
A-Class	—	82
C-Class	—	45
H-Class	—	236
Shares redeemed
Investor Class	(1,489,548)	(3,391,851)
A-Class	(291,563)	(194,378)
C-Class	(36,199)	(89,015)
H-Class	(295,381)	(2,388,929)
Net increase (decrease) in shares	(927,397)	174,494

124 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RETAILING FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016
Per Share Data
Net asset value, beginning of period	$33.46	$30.17	$26.78	$26.98	$28.13
Income (loss) from investment operations:
Net investment income (loss)[a]	(.06)	(.02)	.11	.03	(.03)
Net gain (loss) on investments (realized and unrealized)	(4.78)	3.35	3.28	(.23)	(1.10)
Total from investment operations	(4.84)	3.33	3.39	(.20)	(1.13)
Less distributions from:
Net investment income	—	(.03)	—	—	(.02)
Net realized gains	—	(.01)	—	—	—
Total distributions	—	(.04)	—	—	(.02)
Net asset value, end of period	$28.62	$33.46	$30.17	$26.78	$26.98

Total Return	(14.47%)	11.06%	12.66%	(0.74%)	(4.01%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,316	$22,748	$19,876	$8,498	$10,265
Ratios to average net assets:
Net investment income (loss)	(0.17%)	(0.07%)	0.40%	0.10%	(0.10%)
Total expenses	1.47%	1.45%	1.37%	1.37%	1.34%
Portfolio turnover rate	228%	314%	1,306%	887%	238%

A-Class	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016
Per Share Data
Net asset value, beginning of period	$31.64	$28.60	$25.44	$25.69	$26.85
Income (loss) from investment operations:
Net investment income (loss)[a]	(.13)	(.05)	— [b]	(.08)	(.09)
Net gain (loss) on investments (realized and unrealized)	(4.51)	3.13	3.16	(.17)	(1.05)
Total from investment operations	(4.64)	3.08	3.16	(.25)	(1.14)
Less distributions from:
Net investment income	—	(.03)	—	—	(.02)
Net realized gains	—	(.01)	—	—	—
Total distributions	—	(.04)	—	—	(.02)
Net asset value, end of period	$27.00	$31.64	$28.60	$25.44	$25.69

Total Return[c]	(14.66%)	10.80%	12.42%	(0.97%)	(4.24%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$456	$5,806	$1,260	$1,217	$6,313
Ratios to average net assets:
Net investment income (loss)	(0.42%)	(0.16%)	— [e]	(0.34%)	(0.36%)
Total expenses	1.72%	1.72%	1.63%	1.62%	1.60%
Portfolio turnover rate	228%	314%	1,306%	887%	238%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 125

RETAILING FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016
Per Share Data
Net asset value, beginning of period	$27.95	$25.46	$22.83	$23.23	$24.46
Income (loss) from investment operations:
Net investment income (loss)[a]	(.33)	(.31)	(.17)	(.23)	(.24)
Net gain (loss) on investments (realized and unrealized)	(3.95)	2.84	2.80	(.17)	(.97)
Total from investment operations	(4.28)	2.53	2.63	(.40)	(1.21)
Less distributions from:
Net investment income	—	(.03)	—	—	(.02)
Net realized gains	—	(.01)	—	—	—
Total distributions	—	(.04)	—	—	(.02)
Net asset value, end of period	$23.67	$27.95	$25.46	$22.83	$23.23

Total Return[c]	(15.31%)	9.97%	11.52%	(1.76%)	(4.94%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$230	$468	$603	$1,601	$2,532
Ratios to average net assets:
Net investment income (loss)	(1.16%)	(1.15%)	(0.71%)	(1.00%)	(1.04%)
Total expenses	2.48%	2.46%	2.38%	2.37%	2.35%
Portfolio turnover rate	228%	314%	1,306%	887%	238%

H-Class	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016[d]
Per Share Data
Net asset value, beginning of period	$30.87	$27.91	$24.83	$25.07	$26.22
Income (loss) from investment operations:
Net investment income (loss)[a]	(.20)	(.11)	.05	(—)[b]	(.11)
Net gain (loss) on investments (realized and unrealized)	(4.32)	3.11	3.03	(.24)	(1.02)
Total from investment operations	(4.52)	3.00	3.08	(.24)	(1.13)
Less distributions from:
Net investment income	—	(.03)	—	—	(.02)
Net realized gains	—	(.01)	—	—	—
Total distributions	—	(.04)	—	—	(.02)
Net asset value, end of period	$26.35	$30.87	$27.91	$24.83	$25.07

Total Return	(14.64%)	10.81%	12.40%	(0.96%)	(4.31%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$345	$6,265	$5,079	$411	$3,407
Ratios to average net assets:
Net investment income (loss)	(0.64%)	(0.37%)	0.18%	(—)[e]	(0.44%)
Total expenses	1.72%	1.70%	1.62%	1.62%	1.71%
Portfolio turnover rate	228%	314%	1,306%	887%	238%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Net investment income is less than $0.01 per share.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Effective September 30, 2015, the Fund’s Advisor Class were converted into H-Class shares. The financial highlights for periods prior to that date reflect the performance of the former Advisor Class.
[e]	Less than 0.01% or (0.01%).

126 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2020

TECHNOLOGY FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the technology sector, including computer software and service companies, semiconductor manufacturers, networking and telecommunications equipment manufacturers, PC hardware, and peripherals companies (“Technology Companies”).

For the one-year period ended March 31, 2020, Technology Fund Investor Class returned -1.06%, compared with 10.43% for the S&P 500 Information Technology Index. The broader S&P 500 Index returned -6.98%.

Semiconductors contributed the most to the Fund’s return, followed by systems software and semiconductor equipment. Interactive media & services, IT consulting, and communications equipment detracted the most from return.

Microsoft Corp., Apple, Inc., and Zoom Video Communications, Inc. – Class A contributed the most to the Fund’s return for the period. DXC Technology Co., Cisco Systems, Inc., and VMware, Inc. – Class A detracted the most from return.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 14, 1998
A-Class	September 1, 2004
C-Class	April 18, 2001
H-Class	April 29, 1998

Ten Largest Holdings (% of Total Net Assets)
Microsoft Corp.	5.3%
Apple, Inc.	4.9%
Alphabet, Inc. — Class A	4.0%
Facebook, Inc. — Class A	3.0%
Visa, Inc. — Class A	2.5%
Intel Corp.	2.2%
Mastercard, Inc. — Class A	2.1%
NVIDIA Corp.	2.0%
Adobe, Inc.	1.9%
Oracle Corp.	1.8%
Top Ten Total	29.7%

“Ten Largest Holdings” excludes any temporary cash investments.

THE RYDEX FUNDS ANNUAL REPORT | 127

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2020

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2020

	1 Year	5 Year	10 Year
Investor Class Shares	(1.06%)	11.86%	11.51%
A-Class Shares	(1.31%)	11.59%	11.22%
A-Class Shares with sales charge‡	(6.00%)	10.50%	10.68%
C-Class Shares	(2.05%)	10.76%	10.40%
C-Class Shares with CDSC§	(3.02%)	10.76%	10.40%
H-Class Shares**	(1.30%)	11.57%	11.08%
S&P 500 Information Technology Index	10.43%	17.05%	15.79%
S&P 500 Index	(6.98%)	6.73%	10.53%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Information Technology Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for C-Class and H-Class shares will vary due to differences in fee structures.

**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

128 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2020
TECHNOLOGY FUND

	Shares	Value
COMMON STOCKS† - 99.6%

Software - 32.2%
Microsoft Corp.	11,984	$1,889,997
Adobe, Inc.*	2,079	661,621
Oracle Corp.	13,366	645,979
salesforce.com, Inc.*	3,984	573,616
Zoom Video Communications, Inc. — Class A*	3,448	503,822
Fidelity National Information Services, Inc.	3,623	440,702
ServiceNow, Inc.*	1,411	404,364
Fiserv, Inc.*	4,141	393,354
Intuit, Inc.	1,706	392,380
Activision Blizzard, Inc.	6,191	368,241
VMware, Inc. — Class A*	2,859	346,225
Autodesk, Inc.*	1,880	293,468
Electronic Arts, Inc.*	2,834	283,882
Atlassian Corporation plc — Class A*	1,996	273,971
Workday, Inc. — Class A*	2,050	266,951
Citrix Systems, Inc.	1,851	262,009
NetEase, Inc. ADR	813	260,940
DocuSign, Inc.*	2,693	248,833
Synopsys, Inc.*	1,776	228,731
ANSYS, Inc.*	983	228,518
Cadence Design Systems, Inc.*	3,457	228,300
Paychex, Inc.	3,527	221,919
Splunk, Inc.*	1,739	219,514
Akamai Technologies, Inc.*	2,382	217,929
Take-Two Interactive Software, Inc.*	1,664	197,367
Jack Henry & Associates, Inc.	1,245	193,274
Twilio, Inc. — Class A*	2,000	178,980
Paycom Software, Inc.*	809	163,426
Coupa Software, Inc.*	1,125	157,196
MongoDB, Inc.*	1,125	153,607
SS&C Technologies Holdings, Inc.	3,502	153,458
Dropbox, Inc. — Class A*	8,005	144,890
Alteryx, Inc. — Class A*	1,386	131,906
PTC, Inc.*	2,137	130,806
Nutanix, Inc. — Class A*	4,249	67,134
Total Software		11,527,310

Semiconductors - 19.6%
Intel Corp.	14,794	800,651
NVIDIA Corp.	2,739	722,000
Texas Instruments, Inc.	4,677	467,373
Broadcom, Inc.	1,913	453,572
QUALCOMM, Inc.	6,158	416,589
Advanced Micro Devices, Inc.*	8,714	396,313
Micron Technology, Inc.*	7,644	321,507
Applied Materials, Inc.	6,664	305,345
Lam Research Corp.	1,199	287,760
Analog Devices, Inc.	3,009	269,757
KLA Corp.	1,631	234,440
Taiwan Semiconductor Manufacturing Company Ltd. ADR	4,627	221,124
Xilinx, Inc.	2,789	217,375
NXP Semiconductor N.V.	2,610	216,447
ASML Holding N.V. — Class G	780	204,079
Marvell Technology Group Ltd.	8,648	195,704
Skyworks Solutions, Inc.	2,050	183,229
Microchip Technology, Inc.	2,623	177,839
Maxim Integrated Products, Inc.	3,590	174,510
Cypress Semiconductor Corp.	6,830	159,276
Teradyne, Inc.	2,685	145,446
Qorvo, Inc.*	1,697	136,829
IPG Photonics Corp.*	1,042	114,912
Cree, Inc.*	2,565	90,955
ON Semiconductor Corp.*	7,121	88,585
Total Semiconductors		7,001,617

Internet - 16.1%
Alphabet, Inc. — Class A*	1,224	1,422,227
Facebook, Inc. — Class A*	6,341	1,057,679
Shopify, Inc. — Class A*	705	293,936
Baidu, Inc. ADR*	2,452	247,137
VeriSign, Inc.*	1,353	243,662
Okta, Inc.*	1,755	214,566
Match Group, Inc.*,1	3,141	207,432
Twitter, Inc.*	8,420	206,795
Snap, Inc. — Class A*	16,176	192,333
Palo Alto Networks, Inc.*	1,125	184,455
IAC/InterActiveCorp*	988	177,079
CDW Corp.	1,718	160,238
NortonLifeLock, Inc.	8,407	157,295
Weibo Corp. ADR*	4,573	151,412
Pinterest, Inc. — Class A*	9,163	141,477
Zendesk, Inc.*	2,087	133,589
Zillow Group, Inc. — Class C*,1	3,660	131,833
Momo, Inc. ADR	5,905	128,079
Proofpoint, Inc.*	1,179	120,954
F5 Networks, Inc.*	1,104	117,719
TripAdvisor, Inc.	3,660	63,647
Total Internet		5,753,544

Computers - 13.7%
Apple, Inc.	6,847	1,741,124
International Business Machines Corp.	4,407	488,868
Accenture plc — Class A	1,992	325,214
Dell Technologies, Inc. — Class C*	6,586	260,476
HP, Inc.	14,561	252,779
Cognizant Technology Solutions Corp. — Class A	5,067	235,463
Fortinet, Inc.*	2,133	215,796
Check Point Software Technologies Ltd.*	1,967	197,762
Crowdstrike Holdings, Inc. — Class A*	3,527	196,383
Seagate Technology plc	3,656	178,413
Zscaler, Inc.*	2,789	169,739
Western Digital Corp.	3,818	158,905
Hewlett Packard Enterprise Co.	15,669	152,146
NetApp, Inc.	3,262	135,993
Lumentum Holdings, Inc.*	1,681	123,890
DXC Technology Co.	4,469	58,320
Total Computers		4,891,271

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 129

SCHEDULE OF INVESTMENTS (continued)	March 31, 2020
TECHNOLOGY FUND

	Shares	Value
Diversified Financial Services - 5.0%
Visa, Inc. — Class A	5,561	$895,988
Mastercard, Inc. — Class A	3,150	760,914
Western Union Co.	6,718	121,798
Total Diversified Financial Services		1,778,700

Commercial Services - 4.8%
PayPal Holdings, Inc.*	5,619	537,963
Automatic Data Processing, Inc.	2,743	374,913
Global Payments, Inc.	2,187	315,431
Square, Inc. — Class A*	4,457	233,458
FleetCor Technologies, Inc.*	954	177,959
Euronet Worldwide, Inc.*	996	85,377
Total Commercial Services		1,725,101

Telecommunications - 3.8%
Cisco Systems, Inc.	15,976	628,017
Motorola Solutions, Inc.	1,764	234,471
Arista Networks, Inc.*	1,042	211,057
Corning, Inc.	8,773	180,197
Juniper Networks, Inc.	6,337	121,290
Total Telecommunications		1,375,032

Electronics - 2.2%
Amphenol Corp. — Class A	2,851	207,781
Keysight Technologies, Inc.*	2,316	193,803
TE Connectivity Ltd.	2,274	143,216
Trimble, Inc.*	4,187	133,272
FLIR Systems, Inc.	2,747	87,602
Total Electronics		765,674

Energy-Alternate Sources - 1.1%
SolarEdge Technologies, Inc.*	2,204	180,464
Enphase Energy, Inc.*	3,718	120,054
First Solar, Inc.*	2,324	83,803
Total Energy-Alternate Sources		384,321

Office & Business Equipment - 0.4%
Zebra Technologies Corp. — Class A*	797	146,329
Advertising - 0.4%
Trade Desk, Inc. — Class A*	701	135,293

Electrical Components & Equipment - 0.3%
Universal Display Corp.	830	109,378

Total Common Stocks
(Cost $22,846,110)		35,593,570

	Face Amount
REPURCHASE AGREEMENTS††,2 - 0.4%
J.P. Morgan Securities LLC issued 03/31/20 at 0.01% due 04/01/20	$90,517	90,517
BofA Securities, Inc. issued 03/31/20 at 0.00% due 04/01/20	34,814	34,814
Total Repurchase Agreements
(Cost $125,331)		125,331

	Shares
SECURITIES LENDING COLLATERAL†,3 - 0.7%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.39%[4]	265,039	265,039
Total Securities Lending Collateral
(Cost $265,039)		265,039

Total Investments - 100.7%
(Cost $23,236,480)		$35,983,940
Other Assets & Liabilities, net - (0.7)%		(240,938)
Total Net Assets - 100.0%		$35,743,002

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at March 31, 2020 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of March 31, 2020.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

130 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2020
TECHNOLOGY FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$35,593,570	$—	$—	$35,593,570
Repurchase Agreements	—	125,331	—	125,331
Securities Lending Collateral	265,039	—	—	265,039
Total Assets	$35,858,609	$125,331	$—	$35,983,940

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 131

TECHNOLOGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2020

Assets:
Investments, at value - including $254,399 of securities loaned (cost $23,111,149)	$35,858,609
Repurchase agreements, at value (cost $125,331)	125,331
Cash	100,479
Receivables:
Fund shares sold	144,742
Dividends	21,624
Foreign tax reclaims	1,107
Securities lending income	643
Total assets	36,252,535

Liabilities:
Payable for:
Return of securities lending collateral	265,039
Fund shares redeemed	119,701
Management fees	32,235
Transfer agent and administrative fees	12,635
Distribution and service fees	5,328
Portfolio accounting fees	3,792
Trustees’ fees*	1,082
Miscellaneous	69,721
Total liabilities	509,533
Commitments and contingent liabilities (Note 9)	—
Net assets	$35,743,002

Net assets consist of:
Paid in capital	$26,099,955
Total distributable earnings (loss)	9,643,047
Net assets	$35,743,002

Investor Class:
Net assets	$23,190,409
Capital shares outstanding	231,415
Net asset value per share	$100.21

A-Class:
Net assets	$5,321,290
Capital shares outstanding	57,345
Net asset value per share	$92.79
Maximum offering price per share (Net asset value divided by 95.25%)	$97.42

C-Class:
Net assets	$3,795,973
Capital shares outstanding	46,162
Net asset value per share	$82.23

H-Class:
Net assets	$3,435,330
Capital shares outstanding	37,869
Net asset value per share	$90.72

STATEMENT OF OPERATIONS
Year Ended March 31, 2020

Investment Income:
Dividends (net of foreign withholding tax of $1,816)	$969,260
Interest	8,798
Income from securities lending, net	4,811
Total investment income	982,869

Expenses:
Management fees	652,616
Distribution and service fees:
A-Class	16,849
C-Class	51,652
H-Class	20,338
Transfer agent and administrative fees	195,100
Portfolio accounting fees	76,778
Registration fees	63,345
Professional fees	27,843
Trustees’ fees*	16,776
Custodian fees	11,131
Line of credit fees	126
Miscellaneous	88,409
Total expenses	1,220,963
Net investment loss	(238,094)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	7,471,785
Net realized gain	7,471,785
Net change in unrealized appreciation (depreciation) on:
Investments	(9,218,136)
Net change in unrealized appreciation (depreciation)	(9,218,136)
Net realized and unrealized loss	(1,746,351)
Net decrease in net assets resulting from operations	$(1,984,445)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

132 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

TECHNOLOGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2020	Year Ended March 31, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(238,094)	$(522,994)
Net realized gain on investments	7,471,785	3,767,489
Net change in unrealized appreciation (depreciation) on investments	(9,218,136)	(1,364,919)
Net increase (decrease) in net assets resulting from operations	(1,984,445)	1,879,576

Distributions to shareholders:
Investor Class	(218,299)	(3,080,009)
A-Class	(36,076)	(302,692)
C-Class	(29,921)	(250,584)
H-Class	(44,819)	(892,083)
Total distributions to shareholders	(329,115)	(4,525,368)

Capital share transactions:
Proceeds from sale of shares
Investor Class	114,605,193	237,217,659
A-Class	2,836,127	5,302,160
C-Class	3,924,183	4,603,973
H-Class	30,618,988	93,765,945
Distributions reinvested
Investor Class	214,441	2,784,344
A-Class	35,404	296,049
C-Class	29,756	248,701
H-Class	44,810	861,141
Cost of shares redeemed
Investor Class	(150,527,001)	(253,756,561)
A-Class	(3,403,826)	(4,878,516)
C-Class	(5,615,143)	(6,113,433)
H-Class	(40,117,567)	(120,685,679)
Net decrease from capital share transactions	(47,354,635)	(40,354,217)
Net decrease in net assets	(49,668,195)	(43,000,009)

Net assets:
Beginning of year	85,411,197	128,411,206
End of year	$35,743,002	$85,411,197

Capital share activity:
Shares sold
Investor Class	1,049,477	2,394,637
A-Class	28,267	57,645
C-Class	43,711	56,674
H-Class	314,033	1,031,403
Shares issued from reinvestment of distributions
Investor Class	1,897	31,341
A-Class	338	3,586
C-Class	320	3,364
H-Class	438	10,668
Shares redeemed
Investor Class	(1,419,055)	(2,638,782)
A-Class	(34,820)	(54,600)
C-Class	(64,028)	(73,935)
H-Class	(415,628)	(1,366,969)
Net decrease in shares	(495,050)	(544,968)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 133

TECHNOLOGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016
Per Share Data
Net asset value, beginning of period	$101.77	$94.62	$75.45	$60.53	$61.23
Income (loss) from investment operations:
Net investment income (loss)[a]	(.22)	(.31)	(.29)	(.09)	(.06)
Net gain (loss) on investments (realized and unrealized)	(.80)	11.99	20.66	15.01	(.64)
Total from investment operations	(1.02)	11.68	20.37	14.92	(.70)
Less distributions from:
Net realized gains	(.54)	(4.53)	(1.20)	—	—
Total distributions	(.54)	(4.53)	(1.20)	—	—
Net asset value, end of period	$100.21	$101.77	$94.62	$75.45	$60.53

Total Return	(1.06%)	13.05%	27.11%	24.63%	(1.14%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$23,190	$60,972	$76,820	$55,016	$22,167
Ratios to average net assets:
Net investment income (loss)	(0.20%)	(0.32%)	(0.34%)	(0.13%)	(0.10%)
Total expenses	1.47%	1.46%	1.37%	1.38%	1.35%
Portfolio turnover rate	165%	255%	270%	320%	388%

A-Class	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016
Per Share Data
Net asset value, beginning of period	$94.51	$88.40	$70.74	$56.88	$57.69
Income (loss) from investment operations:
Net investment income (loss)[a]	(.41)	(.49)	(.45)	(.25)	(.14)
Net gain (loss) on investments (realized and unrealized)	(.77)	11.13	19.31	14.11	(.67)
Total from investment operations	(1.18)	10.64	18.86	13.86	(.81)
Less distributions from:
Net realized gains	(.54)	(4.53)	(1.20)	—	—
Total distributions	(.54)	(4.53)	(1.20)	—	—
Net asset value, end of period	$92.79	$94.51	$88.40	$70.74	$56.88

Total Return[b]	(1.31%)	12.77%	26.77%	24.37%	(1.40%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,321	$6,007	$5,033	$3,294	$8,327
Ratios to average net assets:
Net investment income (loss)	(0.40%)	(0.54%)	(0.56%)	(0.40%)	(0.25%)
Total expenses	1.73%	1.71%	1.63%	1.63%	1.60%
Portfolio turnover rate	165%	255%	270%	320%	388%

134 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

TECHNOLOGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016
Per Share Data
Net asset value, beginning of period	$84.44	$80.06	$64.64	$52.37	$53.50
Income (loss) from investment operations:
Net investment income (loss)[a]	(1.06)	(1.10)	(1.02)	(.64)	(.59)
Net gain (loss) on investments (realized and unrealized)	(.61)	10.01	17.64	12.91	(.54)
Total from investment operations	(1.67)	8.91	16.62	12.27	(1.13)
Less distributions from:
Net realized gains	(.54)	(4.53)	(1.20)	—	—
Total distributions	(.54)	(4.53)	(1.20)	—	—
Net asset value, end of period	$82.23	$84.44	$80.06	$64.64	$52.37

Total Return[b]	(2.05%)	11.93%	25.85%	23.41%	(2.11%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,796	$5,586	$6,409	$3,203	$2,234
Ratios to average net assets:
Net investment income (loss)	(1.17%)	(1.33%)	(1.37%)	(1.12%)	(1.12%)
Total expenses	2.48%	2.46%	2.38%	2.37%	2.35%
Portfolio turnover rate	165%	255%	270%	320%	388%

H-Class	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016[c]
Per Share Data
Net asset value, beginning of period	$92.40	$86.54	$69.27	$55.72	$56.54
Income (loss) from investment operations:
Net investment income (loss)[a]	(.47)	(.64)	(.46)	(.30)	(.23)
Net gain (loss) on investments (realized and unrealized)	(.67)	11.03	18.93	13.85	(.59)
Total from investment operations	(1.14)	10.39	18.47	13.55	(.82)
Less distributions from:
Net realized gains	(.54)	(4.53)	(1.20)	—	—
Total distributions	(.54)	(4.53)	(1.20)	—	—
Net asset value, end of period	$90.72	$92.40	$86.54	$69.27	$55.72

Total Return	(1.30%)	12.76%	26.78%	24.32%	(1.45%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,435	$12,846	$40,149	$21,504	$1,829
Ratios to average net assets:
Net investment income (loss)	(0.47%)	(0.71%)	(0.58%)	(0.46%)	(0.42%)
Total expenses	1.72%	1.70%	1.63%	1.63%	1.68%
Portfolio turnover rate	165%	255%	270%	320%	388%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]

Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares. The financial highlights or periods prior to that date reflect the performance of the former Advisor Class.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 135

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2020

TELECOMMUNICATIONS FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies engaged in the development, manufacture, or sale of communications services or communications equipment (“Telecommunications Companies”).

For the one-year period ended March 31, 2020, Telecommunications Fund Investor Class returned -10.74%, compared with -3.31% for the S&P 500 Telecommunications Services Index. The broader S&P 500 Index returned -6.98%.

Wireless telecommunication services was the only contributor to return. Communications equipment, integrated telecommunication services, and alternative carriers detracted the most from return.

Sprint Corp., T-Mobile US, Inc., and Cogent Communications Holdings, Inc. contributed the most to the Fund’s return for the period. Cisco Systems, Inc., Arista Networks, Inc., and ViaSat, Inc. detracted the most from return.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 1, 1998
A-Class	September 1, 2004
C-Class	April 18, 2001
H-Class	April 1, 1998

Ten Largest Holdings (% of Total Net Assets)
Verizon Communications, Inc.	14.0%
AT&T, Inc.	11.7%
Cisco Systems, Inc.	11.5%
T-Mobile US, Inc.	5.2%
Sprint Corp.	4.2%
Arista Networks, Inc.	3.9%
Motorola Solutions, Inc.	3.8%
CenturyLink, Inc.	2.7%
Ubiquiti, Inc.	2.6%
Ciena Corp.	2.4%
Top Ten Total	62.0%

“Ten Largest Holdings” excludes any temporary cash investments.

136 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2020

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2020

	1 Year	5 Year	10 Year
Investor Class Shares	(10.74%)	1.62%	2.90%
A-Class Shares	(10.95%)	1.34%	2.65%
A-Class Shares with sales charge‡	(15.19%)	0.35%	2.15%
C-Class Shares	(11.62%)	0.59%	1.98%
C-Class Shares with CDSC§	(12.47%)	0.59%	1.98%
H-Class Shares**	(10.98%)	1.37%	2.53%
S&P 500 Telecommunication Services Index	(3.31%)	3.66%	8.11%
S&P 500 Index	(6.98%)	6.73%	10.53%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P Telecommunication Services index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for C-Class and H-Class shares will vary due to differences in fee structures.

**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 137

SCHEDULE OF INVESTMENTS	March 31, 2020
TELECOMMUNICATIONS FUND

	Shares	Value
COMMON STOCKS† - 100.2%

Telecommunications - 90.3%
Verizon Communications, Inc.	9,518	$511,402
AT&T, Inc.	14,626	426,348
Cisco Systems, Inc.	10,715	421,207
T-Mobile US, Inc.*	2,275	190,872
Sprint Corp.*	17,644	152,091
Arista Networks, Inc.*	700	141,785
Motorola Solutions, Inc.	1,056	140,364
CenturyLink, Inc.	10,396	98,346
Ubiquiti, Inc.[1]	670	94,859
Ciena Corp.*	2,207	87,861
Juniper Networks, Inc.	4,251	81,364
GCI Liberty, Inc. — Class A*	1,416	80,670
Shenandoah Telecommunications Co.	1,296	63,828
Acacia Communications, Inc.*	900	60,462
Iridium Communications, Inc.*	2,649	59,152
China Mobile Ltd. ADR	1,500	56,505
EchoStar Corp. — Class A*	1,737	55,532
BCE, Inc.	1,302	53,200
Viavi Solutions, Inc.*	4,375	49,044
Vodafone Group plc ADR	3,551	48,897
America Movil SAB de CV — Class L ADR	4,034	47,520
Vonage Holdings Corp.*	6,503	47,017
Rogers Communications, Inc. — Class B	1,109	46,057
TELUS Corp.	2,844	44,878
Telephone & Data Systems, Inc.	2,457	41,179
CommScope Holding Company, Inc.*	4,275	38,945
InterDigital, Inc.	865	38,605
Telefonica Brasil S.A. ADR	4,021	38,320
ViaSat, Inc.*	1,061	38,111
NETGEAR, Inc.*	1,282	29,281
Plantronics, Inc.	1,384	13,923
Total Telecommunications		3,297,625

Internet - 5.0%
Cogent Communications Holdings, Inc.	976	80,003
F5 Networks, Inc.*	742	79,119
Boingo Wireless, Inc.*	2,283	24,223
Total Internet		183,345

Computers - 3.6%
Lumentum Holdings, Inc.*	1,126	82,986
NetScout Systems, Inc.*	2,000	47,340
Total Computers		130,326

Software - 1.3%
Bandwidth, Inc. — Class A*	701	47,170

Total Common Stocks
(Cost $3,750,447)		3,658,466

	Face Amount
REPURCHASE AGREEMENTS††,2 - 0.5%
J.P. Morgan Securities LLC issued 03/31/20 at 0.01% due 04/01/20	$13,417	13,417
BofA Securities, Inc. issued 03/31/20 at 0.00% due 04/01/20	5,160	5,160
Total Repurchase Agreements
(Cost $18,577)		18,577

	Shares
SECURITIES LENDING COLLATERAL†,3 - 1.4%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.39%[4]	51,564	51,564
Total Securities Lending Collateral
(Cost $51,564)		51,564

Total Investments - 102.1%
(Cost $3,820,588)		$3,728,607
Other Assets & Liabilities, net - (2.1)%		(78,265)
Total Net Assets - 100.0%		$3,650,342

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at March 31, 2020 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of March 31, 2020.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

138 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2020
TELECOMMUNICATIONS FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$3,658,466	$—	$—	$3,658,466
Repurchase Agreements	—	18,577	—	18,577
Securities Lending Collateral	51,564	—	—	51,564
Total Assets	$3,710,030	$18,577	$—	$3,728,607

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 139

TELECOMMUNICATIONS FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2020

Assets:
Investments, at value - including $50,261 of securities loaned (cost $3,802,011)	$3,710,030
Repurchase agreements, at value (cost $18,577)	18,577
Cash	14,894
Receivables:
Dividends	5,091
Fund shares sold	114
Securities lending income	17
Total assets	3,748,723

Liabilities:
Payable for:
Return of securities lending collateral	51,564
Fund shares redeemed	34,402
Management fees	3,357
Transfer agent and administrative fees	1,202
Portfolio accounting fees	395
Distribution and service fees	219
Trustees’ fees*	111
Miscellaneous	7,131
Total liabilities	98,381
Commitments and contingent liabilities (Note 9)	—
Net assets	$3,650,342

Net assets consist of:
Paid in capital	$6,404,548
Total distributable earnings (loss)	(2,754,206)
Net assets	$3,650,342

Investor Class:
Net assets	$2,984,244
Capital shares outstanding	69,093
Net asset value per share	$43.19

A-Class:
Net assets	$445,735
Capital shares outstanding	11,314
Net asset value per share	$39.40
Maximum offering price per share (Net asset value divided by 95.25%)	$41.36

C-Class:
Net assets	$115,999
Capital shares outstanding	3,365
Net asset value per share	$34.47

H-Class:
Net assets	$104,364
Capital shares outstanding	2,721
Net asset value per share	$38.36

STATEMENT OF OPERATIONS
Year Ended March 31, 2020

Investment Income:
Dividends (net of foreign withholding tax of $1,379)	$146,069
Interest	497
Income from securities lending, net	187
Total investment income	146,753

Expenses:
Management fees	44,671
Distribution and service fees:
A-Class	1,413
C-Class	1,778
H-Class	904
Transfer agent and administrative fees	13,353
Registration fees	8,739
Portfolio accounting fees	5,255
Professional fees	3,072
Custodian fees	965
Trustees’ fees*	952
Line of credit fees	26
Miscellaneous	672
Total expenses	81,800
Net investment income	64,953

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(95,584)
Net realized loss	(95,584)
Net change in unrealized appreciation (depreciation) on:
Investments	(901,647)
Net change in unrealized appreciation (depreciation)	(901,647)
Net realized and unrealized loss	(997,231)
Net decrease in net assets resulting from operations	$(932,278)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

140 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

TELECOMMUNICATIONS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2020	Year Ended March 31, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment income	$64,953	$143,466
Net realized loss on investments	(95,584)	(2,345,965)
Net change in unrealized appreciation (depreciation) on investments	(901,647)	281,163
Net decrease in net assets resulting from operations	(932,278)	(1,921,336)

Distributions to shareholders:
Investor Class	(113,546)	(19,936)
A-Class	(17,634)	(1,268)
C-Class	(6,767)	(740)
H-Class	(15,192)	(26,326)
Total distributions to shareholders	(153,139)	(48,270)

Capital share transactions:
Proceeds from sale of shares
Investor Class	24,964,902	56,729,206
A-Class	623,152	2,672,597
C-Class	1,848,670	1,119,858
H-Class	1,719,340	101,868,098
Distributions reinvested
Investor Class	112,956	19,788
A-Class	17,633	1,268
C-Class	6,726	722
H-Class	15,192	26,326
Cost of shares redeemed
Investor Class	(24,123,207)	(54,522,942)
A-Class	(640,505)	(2,655,183)
C-Class	(1,966,664)	(1,246,196)
H-Class	(1,924,759)	(100,226,371)
Net increase from capital share transactions	653,436	3,787,171
Net increase (decrease) in net assets	(431,981)	1,817,565

Net assets:
Beginning of year	4,082,323	2,264,758
End of year	$3,650,342	$4,082,323

Capital share activity:
Shares sold
Investor Class	495,964	1,158,535
A-Class	13,794	59,475
C-Class	45,924	27,570
H-Class	38,272	2,399,817
Shares issued from reinvestment of distributions
Investor Class	2,364	409
A-Class	404	29
C-Class	176	18
H-Class	358	610
Shares redeemed
Investor Class	(488,814)	(1,126,821)
A-Class	(13,917)	(58,699)
C-Class	(48,887)	(30,837)
H-Class	(43,359)	(2,396,248)
Net increase in shares	2,279	33,858

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 141

TELECOMMUNICATIONS FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016
Per Share Data
Net asset value, beginning of period	$50.17	$47.66	$47.95	$42.91	$45.56
Income (loss) from investment operations:
Net investment income (loss)[a]	.69	.46	.43	.49	.44
Net gain (loss) on investments (realized and unrealized)	(5.91)	2.17 [c]	1.17	5.55	(1.64)
Total from investment operations	(5.22)	2.63	1.60	6.04	(1.20)
Less distributions from:
Net investment income	(1.76)	(.02)	(1.89)	(1.00)	(1.45)
Net realized gains	—	(.10)	—	—	—
Total distributions	(1.76)	(.12)	(1.89)	(1.00)	(1.45)
Net asset value, end of period	$43.19	$50.17	$47.66	$47.95	$42.91

Total Return	(10.74%)	5.52%	3.33%	14.21%	(2.49%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,984	$2,989	$1,309	$12,539	$19,198
Ratios to average net assets:
Net investment income (loss)	1.38%	0.94%	0.89%	1.09%	0.97%
Total expenses	1.48%	1.47%	1.38%	1.38%	1.34%
Portfolio turnover rate	561%	2,115%	1,455%	605%	660%

A-Class	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016
Per Share Data
Net asset value, beginning of period	$46.03	$43.84	$44.39	$39.88	$42.63
Income (loss) from investment operations:
Net investment income (loss)[a]	.31	.43	.20	.32	.58
Net gain (loss) on investments (realized and unrealized)	(5.18)	1.88 [c]	1.14	5.19	(1.88)
Total from investment operations	(4.87)	2.31	1.34	5.51	(1.30)
Less distributions from:
Net investment income	(1.76)	(.02)	(1.89)	(1.00)	(1.45)
Net realized gains	—	(.10)	—	—	—
Total distributions	(1.76)	(.12)	(1.89)	(1.00)	(1.45)
Net asset value, end of period	$39.40	$46.03	$43.84	$44.39	$39.88

Total Return[b]	(10.95%)	5.27%	3.08%	13.88%	(2.90%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$446	$508	$448	$1,081	$1,544
Ratios to average net assets:
Net investment income (loss)	0.69%	0.96%	0.45%	0.75%	1.41%
Total expenses	1.73%	1.71%	1.63%	1.62%	1.59%
Portfolio turnover rate	561%	2,115%	1,455%	605%	660%

142 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

TELECOMMUNICATIONS FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016
Per Share Data
Net asset value, beginning of period	$40.81	$39.17	$40.14	$36.43	$39.35
Income (loss) from investment operations:
Net investment income (loss)[a]	.04	.06	(.09)	.03	(.01)
Net gain (loss) on investments (realized and unrealized)	(4.62)	1.70 [c]	1.01	4.68	(1.46)
Total from investment operations	(4.58)	1.76	.92	4.71	(1.47)
Less distributions from:
Net investment income	(1.76)	(.02)	(1.89)	(1.00)	(1.45)
Net realized gains	—	(.10)	—	—	—
Total distributions	(1.76)	(.12)	(1.89)	(1.00)	(1.45)
Net asset value, end of period	$34.47	$40.81	$39.17	$40.14	$36.43

Total Return[b]	(11.62%)	4.49%	2.30%	13.05%	(3.59%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$116	$251	$368	$406	$248
Ratios to average net assets:
Net investment income (loss)	0.10%	0.15%	(0.22%)	0.07%	(0.03%)
Total expenses	2.48%	2.46%	2.38%	2.37%	2.35%
Portfolio turnover rate	561%	2,115%	1,455%	605%	660%

H-Class	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016[d]
Per Share Data
Net asset value, beginning of period	$44.88	$42.66	$43.21	$38.85	$41.59
Income (loss) from investment operations:
Net investment income (loss)[a]	.44	1.16	(.06)	.58	.17
Net gain (loss) on investments (realized and unrealized)	(5.20)	1.18 [c]	1.40	4.78	(1.46)
Total from investment operations	(4.76)	2.34	1.34	5.36	(1.29)
Less distributions from:
Net investment income	(1.76)	(.02)	(1.89)	(1.00)	(1.45)
Net realized gains	—	(.10)	—	—	—
Total distributions	(1.76)	(.12)	(1.89)	(1.00)	(1.45)
Net asset value, end of period	$38.36	$44.88	$42.66	$43.21	$38.85

Total Return	(10.98%)	5.51%	3.07%	13.94%	(2.95%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$104	$334	$140	$1,213	$10,353
Ratios to average net assets:
Net investment income (loss)	0.99%	2.73%	(0.14%)	1.44%	0.44%
Total expenses	1.73%	1.74%	1.63%	1.62%	1.64%
Portfolio turnover rate	561%	2,115%	1,455%	605%	659%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]

The amount shown for a share outstanding throughout the period does not accord with the aggregate net losses on investments for the year because of the sales and repurchases of fund shares in relation to fluctuating market value of the investments of the Fund.

[d]

Effective September 30, 2015, the Fund’s Advisor Class were converted into H-Class Shares. The financial highlights for the periods prior to that date reflect the performance of the former Advisor Class.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 143

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2020

TRANSPORTATION FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies engaged in providing transportation services or companies engaged in the design, manufacture, distribution, or sale of transportation equipment (“Transportation Companies”).

For the one-year period ended March 31, 2020, Transportation Fund Investor Class returned -22.59%, compared with -19.47% for the S&P 500 Industrials Index. The broader S&P 500 Index returned -6.98%.

Airport services was the only contributor to return. Airlines, auto parts & equipment, and railroads detracted the most from return.

Tesla, Inc., Old Dominion Freight Line, Inc., and ZTO Express Cayman, Inc. ADR contributed the most to the Fund’s return for the period. General Motors Co., Delta Air Lines, Inc., and United Airlines Holdings, Inc. detracted the most from return.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 2, 1998
A-Class	September 1, 2004
C-Class	May 14, 2001
H-Class	June 9, 1998

Ten Largest Holdings (% of Total Net Assets)
Tesla, Inc.	8.2%
Union Pacific Corp.	6.7%
United Parcel Service, Inc. — Class B	5.4%
Uber Technologies, Inc.	4.5%
CSX Corp.	4.5%
Norfolk Southern Corp.	4.1%
FedEx Corp.	3.8%
Old Dominion Freight Line, Inc.	3.1%
General Motors Co.	3.1%
Southwest Airlines Co.	2.6%
Top Ten Total	46.0%

“Ten Largest Holdings” excludes any temporary cash investments.

144 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2020

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2020

	1 Year	5 Year	10 Year
Investor Class Shares	(22.59%)	(3.28%)	6.36%
A-Class Shares	(22.78%)	(3.52%)	6.11%
A-Class Shares with sales charge‡	(26.44%)	(4.45%)	5.59%
C-Class Shares	(23.37%)	(4.25%)	5.32%
C-Class Shares with CDSC§	(24.11%)	(4.25%)	5.32%
H-Class Shares**	(22.78%)	(3.54%)	5.96%
S&P 500 Industrials Index	(19.47%)	2.97%	8.58%
S&P 500 Index	(6.98%)	6.73%	10.53%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Industrials Index are unmanaged indices and unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for C-Class and H-Class share will vary due to differences in fee structures.

**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 145

SCHEDULE OF INVESTMENTS	March 31, 2020
TRANSPORTATION FUND

	Shares	Value
COMMON STOCKS† - 99.6%

Transportation - 50.1%
Union Pacific Corp.	2,831	$399,284
United Parcel Service, Inc. — Class B	3,441	321,458
CSX Corp.	4,695	269,023
Norfolk Southern Corp.	1,666	243,236
FedEx Corp.	1,895	229,788
Old Dominion Freight Line, Inc.	1,406	184,552
Kansas City Southern	1,149	146,130
Expeditors International of Washington, Inc.	2,134	142,380
J.B. Hunt Transport Services, Inc.	1,369	126,263
CH Robinson Worldwide, Inc.	1,906	126,177
ZTO Express Cayman, Inc. ADR	3,928	104,013
Knight-Swift Transportation Holdings, Inc.	3,138	102,926
Canadian Pacific Railway Ltd.	427	93,765
Canadian National Railway Co.	1,116	86,635
Landstar System, Inc.	846	81,098
XPO Logistics, Inc.*	1,560	76,050
Werner Enterprises, Inc.	1,977	71,686
Saia, Inc.*	770	56,626
Hub Group, Inc. — Class A*	1,164	52,927
Kirby Corp.*	1,157	50,295
Ryder System, Inc.	1,431	37,836
Total Transportation		3,002,148

Auto Manufacturers - 15.6%
Tesla, Inc.*	941	493,084
General Motors Co.	8,840	183,695
Ford Motor Co.	29,482	142,398
Ferrari N.V.	499	76,132
Fiat Chrysler Automobiles N.V.	5,592	40,207
Total Auto Manufacturers		935,516

Airlines - 12.2%
Southwest Airlines Co.	4,428	157,681
Delta Air Lines, Inc.	4,692	133,863
United Airlines Holdings, Inc.*,1	2,400	75,720
American Airlines Group, Inc.[1]	5,534	67,460
Alaska Air Group, Inc.	1,902	54,150
JetBlue Airways Corp.*	5,562	49,780
Ryanair Holdings plc ADR*	924	49,055
Allegiant Travel Co. — Class A	433	35,419
SkyWest, Inc.	1,286	33,680
Copa Holdings S.A. — Class A	730	33,062
Spirit Airlines, Inc.*	1,814	23,382
Hawaiian Holdings, Inc.	1,772	18,500
Total Airlines		731,752

Auto Parts & Equipment - 8.9%
Lear Corp.	926	75,237
BorgWarner, Inc.	3,067	74,743
Aptiv plc	1,359	66,917
Dorman Products, Inc.*	954	52,728
Magna International, Inc.	1,481	47,273
Delphi Technologies plc*	5,736	46,175
Autoliv, Inc.	954	43,894
Visteon Corp.*	791	37,952
Goodyear Tire & Rubber Co.	5,580	32,476
Dana, Inc.	3,975	31,045
Adient plc*	2,921	26,493
Total Auto Parts & Equipment		534,933

Internet - 6.2%
Uber Technologies, Inc.*	9,714	271,215
Lyft, Inc. — Class A*	3,645	97,868
Total Internet		369,083

Commercial Services - 2.5%
AMERCO	330	95,881
Avis Budget Group, Inc.*	2,155	29,955
Hertz Global Holdings, Inc.*	4,269	26,382
Total Commercial Services		152,218

Leisure Time - 1.7%
Harley-Davidson, Inc.	2,913	55,143
Fox Factory Holding Corp.*	1,082	45,444
Total Leisure Time		100,587

Electronics - 1.5%
Gentex Corp.	4,211	93,316

Home Builders - 0.9%
Thor Industries, Inc.	1,231	51,923

Total Common Stocks
(Cost $6,576,049)		5,971,476

	Face Amount
REPURCHASE AGREEMENTS††,2 - 0.4%
J.P. Morgan Securities LLC issued 03/31/20 at 0.01% due 04/01/20	$19,166	19,166
BofA Securities, Inc. issued 03/31/20 at 0.00% due 04/01/20	7,371	7,371
Total Repurchase Agreements
(Cost $26,537)		26,537

146 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2020
TRANSPORTATION FUND

	Shares	Value
SECURITIES LENDING COLLATERAL†,3 - 1.0%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.39%[4]	60,915	$60,915
Total Securities Lending Collateral
(Cost $60,915)		60,915

Total Investments - 101.0%
(Cost $6,663,501)		$6,058,928
Other Assets & Liabilities, net - (1.0)%		(61,412)
Total Net Assets - 100.0%		$5,997,516

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at March 31, 2020 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of March 31, 2020.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$5,971,476	$—	$—	$5,971,476
Repurchase Agreements	—	26,537	—	26,537
Securities Lending Collateral	60,915	—	—	60,915
Total Assets	$6,032,391	$26,537	$—	$6,058,928

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 147

TRANSPORTATION FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2020

Assets:
Investments, at value - including $61,767 of securities loaned (cost $6,636,964)	$6,032,391
Repurchase agreements, at value (cost $26,537)	26,537
Cash	21,841
Receivables:
Securities sold	150,410
Dividends	2,767
Foreign tax reclaims	300
Fund shares sold	211
Securities lending income	21
Total assets	6,234,478

Liabilities:
Payable for:
Fund shares redeemed	153,993
Return of securities lending collateral	60,915
Management fees	5,608
Transfer agent and administrative fees	2,238
Distribution and service fees	1,036
Portfolio accounting fees	660
Trustees’ fees*	190
Miscellaneous	12,322
Total liabilities	236,962
Commitments and contingent liabilities (Note 9)	—
Net assets	$5,997,516

Net assets consist of:
Paid in capital	$9,301,787
Total distributable earnings (loss)	(3,304,271)
Net assets	$5,997,516

Investor Class:
Net assets	$3,283,439
Capital shares outstanding	87,807
Net asset value per share	$37.39

A-Class:
Net assets	$1,757,094
Capital shares outstanding	51,960
Net asset value per share	$33.82
Maximum offering price per share (Net asset value divided by 95.25%)	$35.51

C-Class:
Net assets	$632,043
Capital shares outstanding	20,960
Net asset value per share	$30.15

H-Class:
Net assets	$324,940
Capital shares outstanding	9,936
Net asset value per share	$32.70

STATEMENT OF OPERATIONS
Year Ended March 31, 2020

Investment Income:
Dividends (net of foreign withholding tax of $1,656)	$286,246
Interest	1,365
Income from securities lending, net	524
Total investment income	288,135

Expenses:
Management fees	119,294
Distribution and service fees:
A-Class	8,413
C-Class	13,293
H-Class	1,471
Transfer agent and administrative fees	35,675
Portfolio accounting fees	14,035
Registration fees	13,897
Professional fees	5,927
Trustees’ fees*	3,352
Custodian fees	2,194
Line of credit fees	46
Miscellaneous	13,079
Total expenses	230,676
Net investment income	57,459

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	1,024,892
Net realized gain	1,024,892
Net change in unrealized appreciation (depreciation) on:
Investments	(3,939,790)
Net change in unrealized appreciation (depreciation)	(3,939,790)
Net realized and unrealized loss	(2,914,898)
Net decrease in net assets resulting from operations	$(2,857,439)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

148 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

TRANSPORTATION FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2020	Year Ended March 31, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment income	$57,459	$8,472
Net realized gain on investments	1,024,892	1,335,509
Net change in unrealized appreciation (depreciation) on investments	(3,939,790)	(3,063,248)
Net decrease in net assets resulting from operations	(2,857,439)	(1,719,267)

Distributions to shareholders:
Investor Class	(342,945)	(1,010,270)
A-Class	(187,023)	(383,942)
C-Class	(58,531)	(201,966)
H-Class	(21,428)	(62,557)
Total distributions to shareholders	(609,927)	(1,658,735)

Capital share transactions:
Proceeds from sale of shares
Investor Class	61,127,966	88,665,130
A-Class	7,233,790	6,766,786
C-Class	1,125,341	1,542,021
H-Class	10,568,259	45,730,425
Distributions reinvested
Investor Class	328,816	967,012
A-Class	182,137	377,924
C-Class	57,266	195,596
H-Class	20,968	61,336
Cost of shares redeemed
Investor Class	(63,728,261)	(96,051,965)
A-Class	(8,147,172)	(9,156,572)
C-Class	(1,742,657)	(2,449,793)
H-Class	(10,652,942)	(47,030,659)
Net decrease from capital share transactions	(3,626,489)	(10,382,759)
Net decrease in net assets	(7,093,855)	(13,760,761)

Net assets:
Beginning of year	13,091,371	26,852,132
End of year	$5,997,516	$13,091,371

Capital share activity:
Shares sold
Investor Class	1,157,931	1,536,445
A-Class	147,945	125,939
C-Class	26,473	31,916
H-Class	236,551	858,575
Shares issued from reinvestment of distributions
Investor Class	6,317	20,042
A-Class	3,866	8,599
C-Class	1,360	4,919
H-Class	460	1,441
Shares redeemed
Investor Class	(1,236,077)	(1,677,779)
A-Class	(169,311)	(170,903)
C-Class	(42,772)	(52,091)
H-Class	(237,384)	(886,172)
Net decrease in shares	(104,641)	(199,069)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 149

TRANSPORTATION FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016
Per Share Data
Net asset value, beginning of period	$50.08	$59.10	$53.52	$46.23	$52.06
Income (loss) from investment operations:
Net investment income (loss)[a]	.30	.09	(.04)	.09	.16
Net gain (loss) on investments (realized and unrealized)	(11.07)	(4.02)	6.85	7.37	(5.78)
Total from investment operations	(10.77)	(3.93)	6.81	7.46	(5.62)
Less distributions from:
Net investment income	(.15)	—	—	(.17)	(.21)
Net realized gains	(1.77)	(5.09)	(1.23)	—	—
Total distributions	(1.92)	(5.09)	(1.23)	(.17)	(.21)
Net asset value, end of period	$37.39	$50.08	$59.10	$53.52	$46.23

Total Return	(22.59%)	(6.33%)	12.67%	16.14%	(10.80%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,283	$7,994	$16,603	$32,911	$13,638
Ratios to average net assets:
Net investment income (loss)	0.58%	0.16%	(0.07%)	0.17%	0.33%
Total expenses	1.48%	1.46%	1.37%	1.38%	1.34%
Portfolio turnover rate	483%	476%	483%	676%	219%

A-Class	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016
Per Share Data
Net asset value, beginning of period	$45.58	$54.43	$49.50	$42.87	$48.41
Income (loss) from investment operations:
Net investment income (loss)[a]	.17	(.01)	(.07)	(.06)	.04
Net gain (loss) on investments (realized and unrealized)	(10.01)	(3.75)	6.23	6.86	(5.37)
Total from investment operations	(9.84)	(3.76)	6.16	6.80	(5.33)
Less distributions from:
Net investment income	(.15)	—	—	(.17)	(.21)
Net realized gains	(1.77)	(5.09)	(1.23)	—	—
Total distributions	(1.92)	(5.09)	(1.23)	(.17)	(.21)
Net asset value, end of period	$33.82	$45.58	$54.43	$49.50	$42.87

Total Return[b]	(22.78%)	(6.57%)	12.38%	15.87%	(11.01%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,757	$3,166	$5,760	$4,742	$5,339
Ratios to average net assets:
Net investment income (loss)	0.37%	(0.03%)	(0.12%)	(0.12%)	0.08%
Total expenses	1.73%	1.71%	1.63%	1.63%	1.60%
Portfolio turnover rate	483%	476%	483%	676%	219%

150 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

TRANSPORTATION FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016
Per Share Data
Net asset value, beginning of period	$41.14	$50.04	$45.93	$40.09	$45.63
Income (loss) from investment operations:
Net investment income (loss)[a]	(.18)	(.41)	(.43)	(.34)	(.24)
Net gain (loss) on investments (realized and unrealized)	(8.89)	(3.40)	5.77	6.35	(5.09)
Total from investment operations	(9.07)	(3.81)	5.34	6.01	(5.33)
Less distributions from:
Net investment income	(.15)	—	—	(.17)	(.21)
Net realized gains	(1.77)	(5.09)	(1.23)	—	—
Total distributions	(1.92)	(5.09)	(1.23)	(.17)	(.21)
Net asset value, end of period	$30.15	$41.14	$50.04	$45.93	$40.09

Total Return[b]	(23.37%)	(7.27%)	11.56%	15.00%	(11.69%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$632	$1,477	$2,560	$2,307	$2,977
Ratios to average net assets:
Net investment income (loss)	(0.43%)	(0.87%)	(0.87%)	(0.81%)	(0.57%)
Total expenses	2.48%	2.46%	2.38%	2.38%	2.35%
Portfolio turnover rate	483%	476%	483%	676%	219%

H-Class	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016[c]
Per Share Data
Net asset value, beginning of period	$44.14	$52.90	$48.15	$41.71	$47.12
Income (loss) from investment operations:
Net investment income (loss)[a]	(.02)	(.02)	(.13)	(.13)	(.09)
Net gain (loss) on investments (realized and unrealized)	(9.50)	(3.65)	6.11	6.74	(5.11)
Total from investment operations	(9.52)	(3.67)	5.98	6.61	(5.20)
Less distributions from:
Net investment income	(.15)	—	—	(.17)	(.21)
Net realized gains	(1.77)	(5.09)	(1.23)	—	—
Total distributions	(1.92)	(5.09)	(1.23)	(.17)	(.21)
Net asset value, end of period	$32.70	$44.14	$52.90	$48.15	$41.71

Total Return	(22.78%)	(6.61%)	12.33%	15.88%	(11.04%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$325	$455	$1,929	$4,127	$9,031
Ratios to average net assets:
Net investment income (loss)	(0.03%)	(0.04%)	(0.24%)	(0.30%)	(0.20%)
Total expenses	1.72%	1.69%	1.63%	1.63%	1.72%
Portfolio turnover rate	483%	476%	483%	676%	219%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]

Effective September 30, 2015, the Fund’s Advisor Class share were converted into H-Class shares. The financial highlights for periods prior to that date reflect the performance of the former Advisor Class.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 151

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2020

UTILITIES FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that operate public utilities (“Utilities Companies”).

For the one-year period ended March 31, 2020, Utilities Fund Investor Class returned -8.74%, compared with -1.40% for the S&P 500 Utilities Index. The broader S&P 500 Index returned -6.98%.

Water utilities were the largest contributor to return, followed by the renewable electricity and oil & gas storage & transportation. Multi-utilities, electric utilities, and gas utilities detracted the most from return.

NextEra Energy, Inc., Southern Co., and American Water Works Co. contributed the most to the Fund’s return for the period. PG&E Corp., UGI Corp., and CenterPoint Energy, Inc. detracted the most from return.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 3, 2000
A-Class	September 1, 2004
C-Class	April 27, 2001
H-Class	April 3, 2000

Ten Largest Holdings (% of Total Net Assets)
NextEra Energy, Inc.	6.6%
Duke Energy Corp.	4.5%
Dominion Energy, Inc.	4.4%
Southern Co.	4.3%
American Electric Power Company, Inc.	3.5%
Xcel Energy, Inc.	3.3%
Exelon Corp.	3.3%
WEC Energy Group, Inc.	3.1%
Eversource Energy	3.0%
Sempra Energy	2.9%
Top Ten Total	38.9%

“Ten Largest Holdings” excludes any temporary cash investments.

152 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2020

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2020

	1 Year	5 Year	10 Year
Investor Class Shares	(8.74%)	5.61%	8.75%
A-Class Shares	(8.96%)	5.35%	8.48%
A-Class Shares with sales charge‡	(13.29%)	4.33%	7.95%
C-Class Shares	(9.65%)	4.57%	7.66%
C-Class Shares with CDSC§	(10.55%)	4.57%	7.66%
H-Class Shares**	(8.97%)	5.34%	8.34%
S&P 500 Utilities Index	(1.40%)	8.28%	10.59%
S&P 500 Index	(6.98%)	6.73%	10.53%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and S&P 500 Utilities Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for C-Class and H-Class shares will vary due to differences in fee structures.

**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 153

SCHEDULE OF INVESTMENTS	March 31, 2020
UTILITIES FUND

	Shares	Value
COMMON STOCKS† - 99.9%

Electric - 82.9%
NextEra Energy, Inc.	12,585	$3,028,203
Duke Energy Corp.	25,235	2,041,007
Dominion Energy, Inc.	27,958	2,018,288
Southern Co.	36,183	1,958,948
American Electric Power Company, Inc.	20,230	1,617,995
Xcel Energy, Inc.	25,300	1,525,590
Exelon Corp.	41,199	1,516,535
WEC Energy Group, Inc.	16,290	1,435,638
Eversource Energy	17,350	1,356,944
Sempra Energy	11,852	1,339,157
Consolidated Edison, Inc.	16,943	1,321,554
FirstEnergy Corp.	29,364	1,176,616
Public Service Enterprise Group, Inc.	26,070	1,170,804
Ameren Corp.	16,014	1,166,300
CMS Energy Corp.	18,835	1,106,556
Edison International	19,629	1,075,473
Entergy Corp.	11,407	1,071,916
DTE Energy Co.	10,735	1,019,503
PPL Corp.	39,878	984,189
Avangrid, Inc.	21,762	952,740
Evergy, Inc.	16,725	920,711
Alliant Energy Corp.	18,756	905,727
Pinnacle West Capital Corp.	9,876	748,502
AES Corp.	50,971	693,206
Vistra Energy Corp.	39,332	627,739
NRG Energy, Inc.	21,921	597,566
CenterPoint Energy, Inc.	38,265	591,194
OGE Energy Corp.	18,793	577,509
PG&E Corp.*	62,579	562,585
Portland General Electric Co.	11,121	533,141
IDACORP, Inc.	6,047	530,866
Black Hills Corp.	7,841	502,059
NorthWestern Corp.	7,376	441,306
ALLETE, Inc.	7,015	425,670
PNM Resources, Inc.	11,017	418,646
Total Electric		37,960,383

Gas - 10.2%
Atmos Energy Corp.	9,136	906,565
NiSource, Inc.	32,452	810,326
ONE Gas, Inc.	6,591	551,139
Southwest Gas Holdings, Inc.	7,421	516,205
Spire, Inc.	6,881	512,497
UGI Corp.	18,968	505,877
National Fuel Gas Co.	11,936	445,093
New Jersey Resources Corp.	12,948	439,844
Total Gas		4,687,546

Water - 4.5%
American Water Works Company, Inc.	10,753	1,285,628
Essential Utilities, Inc.	19,094	777,126
Total Water		2,062,754

Energy-Alternate Sources - 1.2%
TerraForm Power, Inc. — Class A	34,208	539,460

Building Materials - 1.1%
MDU Resources Group, Inc.	23,096	496,564

Total Common Stocks
(Cost $45,023,504)		45,746,707

	Face Amount
REPURCHASE AGREEMENTS††,1 - 0.2%
J.P. Morgan Securities LLC issued 03/31/20 at 0.01% due 04/01/20	$72,539	72,539
BofA Securities, Inc. issued 03/31/20 at 0.00% due 04/01/20	27,900	27,900
Total Repurchase Agreements
(Cost $100,439)		100,439

Total Investments - 100.1%
(Cost $45,123,943)		$45,847,146
Other Assets & Liabilities, net - (0.1)%		(29,321)
Total Net Assets - 100.0%		$45,817,825

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreements — See Note 6.

See Sector Classification in Other Information section.

154 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2020
UTILITIES FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$45,746,707	$—	$—	$45,746,707
Repurchase Agreements	—	100,439	—	100,439
Total Assets	$45,746,707	$100,439	$—	$45,847,146

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 155

UTILITIES FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2020

Assets:
Investments, at value (cost $45,023,504)	$45,746,707
Repurchase agreements, at value (cost $100,439)	100,439
Cash	80,523
Receivables:
Dividends	108,793
Fund shares sold	59,425
Total assets	46,095,887

Liabilities:
Payable for:
Fund shares redeemed	140,051
Management fees	35,877
Transfer agent and administrative fees	13,922
Distribution and service fees	5,937
Portfolio accounting fees	4,221
Trustees’ fees*	1,187
Miscellaneous	76,867
Total liabilities	278,062
Commitments and contingent liabilities (Note 9)	—
Net assets	$45,817,825

Net assets consist of:
Paid in capital	$49,473,189
Total distributable earnings (loss)	(3,655,364)
Net assets	$45,817,825

Investor Class:
Net assets	$34,072,744
Capital shares outstanding	815,116
Net asset value per share	$41.80

A-Class:
Net assets	$4,224,900
Capital shares outstanding	110,298
Net asset value per share	$38.30
Maximum offering price per share (Net asset value divided by 95.25%)	$40.21

C-Class:
Net assets	$5,092,726
Capital shares outstanding	160,150
Net asset value per share	$31.80

H-Class:
Net assets	$2,427,455
Capital shares outstanding	65,854
Net asset value per share	$36.86

STATEMENT OF OPERATIONS
Year Ended March 31, 2020

Investment Income:
Dividends (net of foreign withholding tax of $162)	$2,908,865
Interest	9,821
Income from securities lending, net	321
Total investment income	2,919,007

Expenses:
Management fees	825,548
Distribution and service fees:
A-Class	14,939
C-Class	65,769
H-Class	10,642
Transfer agent and administrative fees	246,178
Portfolio accounting fees	97,122
Registration fees	87,101
Professional fees	57,845
Trustees’ fees*	24,748
Custodian fees	13,904
Line of credit fees	624
Miscellaneous	79,851
Total expenses	1,524,271
Net investment income	1,394,736

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	9,293,608
Net realized gain	9,293,608
Net change in unrealized appreciation (depreciation) on:
Investments	(14,274,698)
Net change in unrealized appreciation (depreciation)	(14,274,698)
Net realized and unrealized loss	(4,981,090)
Net decrease in net assets resulting from operations	$(3,586,354)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

156 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

UTILITIES FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2020	Year Ended March 31, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment income	$1,394,736	$965,922
Net realized gain (loss) on investments	9,293,608	(5,232,520)
Net change in unrealized appreciation (depreciation) on investments	(14,274,698)	12,114,697
Net increase (decrease) in net assets resulting from operations	(3,586,354)	7,848,099

Distributions to shareholders:
Investor Class	(798,786)	—
A-Class	(57,991)	—
C-Class	(78,736)	—
H-Class	(30,409)	—
Total distributions to shareholders	(965,922)	—

Capital share transactions:
Proceeds from sale of shares
Investor Class	218,676,498	323,470,925
A-Class	4,286,695	22,705,354
C-Class	3,360,227	3,526,128
H-Class	17,514,422	57,147,601
Distributions reinvested
Investor Class	795,101	—
A-Class	55,451	—
C-Class	77,101	—
H-Class	30,102	—
Cost of shares redeemed
Investor Class	(287,798,066)	(232,777,368)
A-Class	(5,302,118)	(21,114,229)
C-Class	(4,212,655)	(4,556,272)
H-Class	(20,710,730)	(52,476,424)
Net increase (decrease) from capital share transactions	(73,227,972)	95,925,715
Net increase (decrease) in net assets	(77,780,248)	103,773,814

Net assets:
Beginning of year	123,598,073	19,824,259
End of year	$45,817,825	$123,598,073

Capital share activity:
Shares sold
Investor Class	4,503,840	7,609,327
A-Class	99,339	589,193
C-Class	90,910	107,447
H-Class	411,293	1,572,817
Shares issued from reinvestment of distributions
Investor Class	16,472	—
A-Class	1,253	—
C-Class	2,093	—
H-Class	707	—
Shares redeemed
Investor Class	(5,986,116)	(5,559,152)
A-Class	(122,823)	(553,480)
C-Class	(114,995)	(140,076)
H-Class	(493,579)	(1,448,772)
Net increase (decrease) in shares	(1,591,606)	2,177,304

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 157

UTILITIES FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016
Per Share Data
Net asset value, beginning of period	$46.23	$39.03	$39.34	$40.23	$36.98
Income (loss) from investment operations:
Net investment income (loss)[a]	.74	.77	.68	.59	.73
Net gain (loss) on investments (realized and unrealized)	(4.72)	6.43	.06	2.25	3.09
Total from investment operations	(3.98)	7.20	.74	2.84	3.82
Less distributions from:
Net investment income	(.45)	—	(.53)	(.87)	(.57)
Net realized gains	—	—	(.52)	(2.86)	—
Total distributions	(.45)	—	(1.05)	(3.73)	(.57)
Net asset value, end of period	$41.80	$46.23	$39.03	$39.34	$40.23

Total Return	(8.74%)	18.45%	1.72%	8.04%	10.61%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$34,073	$105,443	$9,006	$24,116	$50,753
Ratios to average net assets:
Net investment income (loss)	1.53%	1.80%	1.67%	1.47%	2.00%
Total expenses	1.48%	1.48%	1.38%	1.38%	1.35%
Portfolio turnover rate	169%	390%	452%	507%	475%

A-Class	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016
Per Share Data
Net asset value, beginning of period	$42.50	$35.97	$36.43	$37.63	$34.70
Income (loss) from investment operations:
Net investment income (loss)[a]	.57	.47	.54	.45	.63
Net gain (loss) on investments (realized and unrealized)	(4.32)	6.06	.05	2.08	2.87
Total from investment operations	(3.75)	6.53	.59	2.53	3.50
Less distributions from:
Net investment income	(.45)	—	(.53)	(.87)	(.57)
Net realized gains	—	—	(.52)	(2.86)	—
Total distributions	(.45)	—	(1.05)	(3.73)	(.57)
Net asset value, end of period	$38.30	$42.50	$35.97	$36.43	$37.63

Total Return[b]	(8.96%)	18.15%	1.45%	7.75%	10.38%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,225	$5,633	$3,482	$9,362	$22,448
Ratios to average net assets:
Net investment income (loss)	1.29%	1.21%	1.43%	1.20%	1.85%
Total expenses	1.73%	1.72%	1.63%	1.63%	1.60%
Portfolio turnover rate	169%	390%	452%	507%	475%

158 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

UTILITIES FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016
Per Share Data
Net asset value, beginning of period	$35.63	$30.39	$31.15	$32.96	$30.70
Income (loss) from investment operations:
Net investment income (loss)[a]	.21	.26	.25	.22	.28
Net gain (loss) on investments (realized and unrealized)	(3.59)	4.98	.04	1.70	2.55
Total from investment operations	(3.38)	5.24	.29	1.92	2.83
Less distributions from:
Net investment income	(.45)	—	(.53)	(.87)	(.57)
Net realized gains	—	—	(.52)	(2.86)	—
Total distributions	(.45)	—	(1.05)	(3.73)	(.57)
Net asset value, end of period	$31.80	$35.63	$30.39	$31.15	$32.96

Total Return[b]	(9.65%)	17.24%	0.69%	6.97%	9.55%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,093	$6,489	$6,526	$8,270	$10,438
Ratios to average net assets:
Net investment income (loss)	0.57%	0.79%	0.78%	0.69%	0.94%
Total expenses	2.47%	2.46%	2.38%	2.37%	2.35%
Portfolio turnover rate	169%	390%	452%	507%	475%

H-Class	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016[c]
Per Share Data
Net asset value, beginning of period	$40.92	$34.64	$35.12	$36.40	$33.61
Income (loss) from investment operations:
Net investment income (loss)[a]	.50	.57	.31	.41	.54
Net gain (loss) on investments (realized and unrealized)	(4.11)	5.71	.26	2.04	2.82
Total from investment operations	(3.61)	6.28	.57	2.45	3.36
Less distributions from:
Net investment income	(.45)	—	(.53)	(.87)	(.57)
Net realized gains	—	—	(.52)	(2.86)	—
Total distributions	(.45)	—	(1.05)	(3.73)	(.57)
Net asset value, end of period	$36.86	$40.92	$34.64	$35.12	$36.40

Total Return	(8.97%)	18.13%	1.44%	7.80%	10.31%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,427	$6,033	$810	$5,379	$6,448
Ratios to average net assets:
Net investment income (loss)	1.18%	1.51%	0.85%	1.13%	1.65%
Total expenses	1.73%	1.72%	1.63%	1.62%	1.68%
Portfolio turnover rate	169%	390%	452%	507%	475%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]

Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares. The financial highlights for the periods prior to that date reflect the performance of the former Advisor Class.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 159

NOTES TO FINANCIAL STATEMENTS

Note 1 – Organization and Significant Accounting Policies

Organization

The Rydex Series Funds (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (”1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate fund (each a “Fund”). The Trust is authorized to issue an unlimited number of no par value shares. The Trust accounts for the assets of each Fund separately.

The Trust offers a combination of seven separate classes of shares: Investor Class shares, A-Class shares, C-Class shares, H-Class shares, P-Class shares, Institutional Class shares and Money Market Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased, but will not exceed 4.75%. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”) if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. C-Class shares of each Fund automatically convert to A-Class shares of the same Fund on or about the 10th day of the month following the 10-year anniversary of the purchase of the C-Class shares. This conversion will be executed without any sales charge, fee or other charge. After the conversion is completed, the shares will be subject to all features and expenses of A-Class shares. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares require a minimum initial investment of $2 million and a minimum account balance of $1 million. At March 31, 2020, the Trust consisted of fifty-two funds.

This report covers the following funds (collectively, the “Funds”):

Fund Name	Investment Company Type
Banking Fund	Diversified
Basic Materials Fund	Diversified
Biotechnology Fund	Non-diversified
Consumer Products Fund	Diversified
Electronics Fund	Non-diversified
Energy Fund	Diversified
Energy Services Fund	Non-diversified
Financial Services Fund	Diversified
Health Care Fund	Diversified
Internet Fund	Diversified
Leisure Fund	Diversified
Precious Metals Fund	Non-diversified
Real Estate Fund	Diversified
Retailing Fund	Diversified
Technology Fund	Diversified
Telecommunications Fund	Non-diversified
Transportation Fund	Diversified
Utilities Fund	Diversified

At March 31, 2020, Investor Class, A-Class, C-Class and H-Class shares have been issued by the Funds.

The Funds invest in a specific industry sector. To the extent that investments are concentrated in a single sector, the Funds are subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting such sector.

The Funds seek capital appreciation and invest substantially all of their assets in equity securities of companies involved in their sector.

The Funds are designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offer unlimited exchange privileges with no minimum holding periods or transactions fees, which may cause the Funds to experience high portfolio turnover.

Security Investors, LLC, which operates under the name Guggenheim Investments (“GI”), provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

Significant Accounting Policies

The Funds operate as investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

160 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of each Class of a fund is calculated by dividing the market value of a fund’s securities and other assets, less all liabilities, attributable to the Class by the number of outstanding shares of the Class.

(a) Valuation of Investments

The Board of Trustees of the Funds (the “Board”) has adopted policies and procedures for the valuation of the Funds’ investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Funds’ securities and/or other assets.

Valuations of the Funds’ securities and other assets are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Funds’ officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed or traded on a recognized U.S. securities exchange or the National Association of Securities Dealers Automated Quotations (“NASDAQ”) National Market System shall generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there is no sale on the valuation date, exchange-traded U.S. equity securities will be valued on the basis of the last bid price.

Open-end investment companies are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds are valued at the last quoted sale price.

Repurchase agreements are generally valued at amortized cost, provided such amounts approximate market value.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GI subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis.

(b) Currency Translations

The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation, or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized appreciation and depreciation arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

THE RYDEX FUNDS ANNUAL REPORT | 161

NOTES TO FINANCIAL STATEMENTS (continued)

(c) Foreign Taxes

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and reflected in their Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of March 31, 2020, if any, are disclosed in the Funds’ Statements of Assets and Liabilities.

(d) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as a reduction to cost if the securities are still held and as realized gains if no longer held in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries, if any. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to realized gains. The actual amounts of income, return of capital, and realized gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

(e) Distributions

Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Dividends are reinvested in additional shares, unless shareholders request payment in cash. Distributions are recorded on the ex-dividend date and are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP.

(f) Class Allocations

Interest and dividend income, most expenses, all realized gains and losses, and all unrealized appreciation and depreciation are allocated to the classes based upon the value of the outstanding shares in each Class. Certain costs, such as distribution and service fees are charged directly to specific classes. In addition, certain expenses have been allocated to the individual Funds in the Trust based on the respective net assets of each Fund included in the Trust.

(g) Cash

The Funds may leave cash overnight in their cash account with the custodian. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 0.08% at March 31, 2020.

(h) Indemnifications

Under the Funds’ organizational documents, the Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Note 2 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Funds pay GI investment advisory fees calculated at the annualized rates below, based on the average daily net assets of the Funds:

Fund	Management Fees (as a % of Net Assets)
Banking Fund	0.85%
Basic Materials Fund	0.85%
Biotechnology Fund	0.85%
Consumer Products Fund	0.85%
Electronics Fund	0.85%
Energy Fund	0.85%
Energy Services Fund	0.85%
Financial Services Fund	0.85%
Health Care Fund	0.85%
Internet Fund	0.85%
Leisure Fund	0.85%
Precious Metals Fund	0.75%
Real Estate Fund	0.85%
Retailing Fund	0.85%
Technology Fund	0.85%
Telecommunications Fund	0.85%
Transportation Fund	0.85%
Utilities Fund	0.85%

162 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

When the aggregate assets of each series of the Trust (excluding the Long Short Equity Fund, Managed Futures Strategy Fund and Multi-Hedge Strategies Fund) and each series of Rydex Dynamic Funds equal or exceed $10 billion, the advisory fee rate paid by each individual Fund will be reduced in accordance with the asset level and breakpoint schedule set forth below.

Fund Assets Under Management	Fund Asset-Based Breakpoint Reductions
$500 million - $1 billion	0.025%
> $1 billion - $2 billion	0.050%
> $2 billion	0.075%

GI pays operating expenses on behalf of the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, among others, on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Board has adopted a Distribution Plan applicable to A-Class shares and H-Class shares for which GFD and other firms that provide distribution and/or shareholder services (“Service Providers”) may receive compensation. If a Service Provider provides distribution services, the Funds will pay distribution fees to GFD at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 of the 1940 Act. GFD, in turn, will pay the Service Provider out of its fees. GFD may, at its discretion, retain a portion of such payments to compensate itself for distribution services.

The Board has adopted a separate Distribution and Shareholder Services Plan applicable to its C-Class shares that allows the Funds to pay annual distribution and service fees of 1.00% of the Funds’ C-Class shares average daily net assets. The annual 0.25% service fee compensates a shareholder’s financial adviser for providing ongoing services to the shareholder. The annual distribution fee of 0.75% reimburses GFD for paying the shareholder’s financial adviser an ongoing sales commission. GFD advances the first year’s service and distribution fees to the financial adviser. GFD retains the service and distribution fees on accounts with no authorized dealer of record.

For the year ended March 31, 2020, GFD retained sales charges of $122,345 relating to sales of A-Class shares of the Trust.

Certain trustees and officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI or GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Funds’ administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS maintains the books and records of the Funds’ securities and cash. U.S. Bank, N.A. (“U.S. Bank”) acts as the Funds’ custodian. As custodian, U.S. Bank is responsible for the custody of the Funds’ assets. For providing the aforementioned services, MUIS and U.S. Bank are entitled to receive a monthly fee equal to an annual percentage of each Fund’s average daily net assets and out of pocket expenses.

Note 3 – Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. The Funds’ U.S. federal income tax returns are subject to examination by the Internal Revenue Service (“IRS”) for a period of three years after they are filed.

THE RYDEX FUNDS ANNUAL REPORT | 163

NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributions paid during the year ended March 31, 2020 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total Distributions
Banking Fund	$179,656	$—	$—	$179,656
Basic Materials Fund	1,119,758	341,784	—	1,461,542
Biotechnology Fund	—	9,558,792	—	9,558,792
Consumer Products Fund	2,524,545	1,441,214	—	3,965,759
Electronics Fund	7,066	—	—	7,066
Energy Fund	148,596	—	—	148,596
Energy Services Fund	8,234	—	—	8,234
Financial Services Fund	115,290	—	—	115,290
Internet Fund	—	903,814	—	903,814
Leisure Fund	41,159	—	—	41,159
Precious Metals Fund	2,055,112	—	—	2,055,112
Real Estate Fund	248,692	—	—	248,692
Technology Fund	—	329,115	—	329,115
Telecommunications Fund	153,139	—	—	153,139
Transportation Fund	139,337	470,590	—	609,927
Utilities Fund	965,922	—	—	965,922

The tax character of distributions paid during the year ended March 31, 2019 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total Distributions
Banking Fund	$287,899	$—	$—	$287,899
Basic Materials Fund	142,839	350,894	—	493,733
Biotechnology Fund	9,243,980	18,197,049	—	27,441,029
Consumer Products Fund	2,350,055	8,911,883	—	11,261,938
Electronics Fund	1,986,759	—	—	1,986,759
Energy Fund	297,240	—	—	297,240
Energy Services Fund	144,265	—	—	144,265
Financial Services Fund	433,322	1,103,518	—	1,536,840
Health Care Fund	1,811,754	—	—	1,811,754
Internet Fund	3,115,314	—	—	3,115,314
Leisure Fund	890,230	2,363	—	892,593
Precious Metals Fund	618,560	—	—	618,560
Real Estate Fund	336,150	—	—	336,150
Retailing Fund	72,312	—	—	72,312
Technology Fund	4,525,368	—	—	4,525,368
Telecommunications Fund	48,270	—	—	48,270
Transportation Fund	1,658,735	—	—	1,658,735

Note: For U.S. federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

164 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The tax components of distributable earnings/(loss) as of March 31, 2020 were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Other Temporary Differences	Total
Banking Fund	$273,567	$—	$(12,671,278)	$(1,428,893)	$—	$(13,826,604)
Basic Materials Fund	—	—	(3,593,788)	(1,606,895)	(130,382)	(5,331,065)
Biotechnology Fund	530,216	13,301,693	58,000,139	—	—	71,832,048
Consumer Products Fund	2,194,882	5,232,949	27,342,953	—	—	34,770,784
Electronics Fund	—	946,545	615,443	(42,169)	—	1,519,819
Energy Fund	292,058	—	(14,673,393)	(17,317,719)	—	(31,699,054)
Energy Services Fund	84,822	—	(8,989,382)	(28,794,545)	—	(37,699,105)
Financial Services Fund	—	—	(632,218)	—	—	(632,218)
Health Care Fund	—	—	(2,286,306)	(23,032)	—	(2,309,338)
Internet Fund	—	—	(441,857)	(1,199,219)	—	(1,641,076)
Leisure Fund	—	—	(814,545)	—	—	(814,545)
Precious Metals Fund	1,336,241	—	(23,909,458)	(31,361,995)	(276,532)	(54,211,744)
Real Estate Fund	261,411	—	(1,415,548)	(5,519,636)	—	(6,673,773)
Retailing Fund	—	—	(1,869,336)	(303,025)	—	(2,172,361)
Technology Fund	—	1,060,519	9,113,514	(530,986)	—	9,643,047
Telecommunications Fund	7,010	—	(1,261,111)	(1,500,105)	—	(2,754,206)
Transportation Fund	—	—	(1,893,294)	(1,410,977)	—	(3,304,271)
Utilities Fund	757,521	—	(4,412,885)	—	—	(3,655,364)

For U.S. federal income tax purposes, capital loss carryforwards represent realized losses of the Funds that may be carried forward and applied against future capital gains. Under the RIC Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital loss carryforwards will retain their character as either short-term or long-term capital losses. As of March 31, 2020, capital loss carryforwards for the Funds were as follows:

	Unlimited		Total
Fund	Short-Term	Long-Term	Capital Loss Carryforward
Banking Fund	$(1,324,816)	$(104,077)	$(1,428,893)
Basic Materials Fund	(1,401,021)	(205,874)	(1,606,895)
Energy Fund	(5,150,716)	(12,167,003)	(17,317,719)
Energy Services Fund	(18,285,783)	(10,508,762)	(28,794,545)
Internet Fund	(1,122,826)	—	(1,122,826)
Precious Metals Fund	(5,155,166)	(26,206,829)	(31,361,995)
Real Estate Fund	(3,529,316)	(1,990,320)	(5,519,636)
Telecommunications Fund	(1,500,105)	—	(1,500,105)

For the year ended March 31, 2020, the following capital loss carryforward amounts were utilized:

Fund	Utilized
Banking Fund	$498,636
Basic Materials Fund	953,197
Electronics Fund	2,767,002
Health Care Fund	2,945,217
Leisure Fund	53,110
Precious Metals Fund	776,911
Retailing Fund	943,593
Telecommunications Fund	91,532
Utilities Fund	1,256,332

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to investments in real estate investment trusts, distributions in excess of taxable income, losses deferred due to wash sales, distributions in connection with redemption of fund shares, return of capital distributions received,

THE RYDEX FUNDS ANNUAL REPORT | 165

NOTES TO FINANCIAL STATEMENTS (continued)

and the “mark-to-market,” recharacterization, or disposition of certain Passive Foreign Investment Companies (PFICs). Additional differences may result from the tax treatment of net operating losses, corporate actions, and foreign capital gains taxes. To the extent these differences are permanent and would require a reclassification between Paid in Capital and Total Distributable Earnings (Loss), such reclassifications are made in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

The following adjustments were made on the Statements of Assets and Liabilities as of March 31, 2020 for permanent book/tax differences:

Fund	Paid In Capital	Total Distributable Earnings/(Loss)
Basic Materials Fund	$(788,594)	$788,594
Biotechnology Fund	13,269,249	(13,269,249)
Consumer Products Fund	4,377,757	(4,377,757)
Electronics Fund	602,037	(602,037)
Financial Services Fund	975,495	(975,495)
Health Care Fund	2,071,233	(2,071,233)
Internet Fund	(421,344)	421,344
Leisure Fund	1,942,565	(1,942,565)
Real Estate Fund	24,381	(24,381)
Retailing Fund	3,364,483	(3,364,483)
Technology Fund	4,678,136	(4,678,136)
Transportation Fund	1,802,684	(1,802,684)
Utilities Fund	7,337,419	(7,337,419)

At March 31, 2020, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Banking Fund	$34,009,929	$—	$(12,671,278)	$(12,671,278)
Basic Materials Fund	22,977,256	1,517,364	(5,111,152)	(3,593,788)
Biotechnology Fund	97,609,021	68,909,411	(10,909,272)	58,000,139
Consumer Products Fund	76,716,242	31,729,192	(4,386,239)	27,342,953
Electronics Fund	44,241,602	3,416,869	(2,801,426)	615,443
Energy Fund	21,044,186	—	(14,673,393)	(14,673,393)
Energy Services Fund	11,477,622	—	(8,989,382)	(8,989,382)
Financial Services Fund	10,604,558	1,112,476	(1,744,694)	(632,218)
Health Care Fund	22,219,724	—	(2,286,306)	(2,286,306)
Internet Fund	16,395,044	658,948	(1,100,805)	(441,857)
Leisure Fund	5,894,235	332,033	(1,146,578)	(814,545)
Precious Metals Fund	90,686,220	—	(23,909,458)	(23,909,458)
Real Estate Fund	4,945,753	12,615	(1,428,163)	(1,415,548)
Retailing Fund	6,295,053	—	(1,869,336)	(1,869,336)
Technology Fund	26,870,426	10,087,807	(974,293)	9,113,514
Telecommunications Fund	4,989,718	—	(1,261,111)	(1,261,111)
Transportation Fund	7,952,222	215,576	(2,108,870)	(1,893,294)
Utilities Fund	50,260,031	760,121	(5,173,006)	(4,412,885)

166 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Pursuant to U.S. federal income tax regulations applicable to regulated investment companies, the Funds have elected to treat net capital losses and certain ordinary losses realized between November 1 and March 31 of each year as occurring on the first day of the following tax year. The Funds have also elected to treat certain ordinary losses realized between January 1 and March 31 of each year as occurring on the first day of the following tax year. For the year ended March 31, 2020, the following losses reflected in the accompanying financial statements were deferred for Federal income tax purposes until April 1, 2020:

Fund	Ordinary	Capital
Electronics Fund	$(42,169)	$—
Health Care Fund	(23,032)	—
Internet Fund	(76,393)	—
Retailing Fund	—	(303,025)
Technology Fund	—	(530,986)
Transportation Fund	—	(1,410,977)

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

THE RYDEX FUNDS ANNUAL REPORT | 167

NOTES TO FINANCIAL STATEMENTS (continued)

Note 5 – Securities Transactions

For the year ended March 31, 2020, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales
Banking Fund	$90,768,914	$70,792,370
Basic Materials Fund	21,938,025	34,779,994
Biotechnology Fund	120,529,503	174,299,465
Consumer Products Fund	90,078,463	157,426,346
Electronics Fund	160,830,485	144,903,337
Energy Fund	73,801,924	78,074,802
Energy Services Fund	71,159,747	75,126,166
Financial Services Fund	58,245,690	60,933,110
Health Care Fund	102,155,783	160,025,624
Internet Fund	115,965,380	123,601,910
Leisure Fund	54,492,451	62,742,576
Precious Metals Fund	224,412,914	214,257,800
Real Estate Fund	117,060,413	131,717,264
Retailing Fund	32,450,041	61,400,293
Technology Fund	122,821,958	170,459,120
Telecommunications Fund	26,248,402	25,652,273
Transportation Fund	65,782,417	69,856,468
Utilities Fund	162,399,942	234,664,407

The Funds are permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the year ended March 31, 2020, the Funds engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

Fund	Purchases	Sales	Realized Gain (Loss)
Banking Fund	$5,545,432	$5,988,236	$(50,010)
Basic Materials Fund	2,465,685	4,576,033	240,459
Biotechnology Fund	5,446,077	12,009,616	2,861,192
Consumer Products Fund	11,322,697	9,997,936	673,959
Electronics Fund	21,390,140	17,340,703	966,846
Energy Fund	6,824,652	5,348,510	(708,541)
Energy Services Fund	6,216,775	4,677,034	(532,194)
Financial Services Fund	10,386,399	9,611,374	266,685
Health Care Fund	15,196,016	25,039,013	1,203,817
Internet Fund	21,195,570	13,253,724	388,423
Leisure Fund	9,166,531	6,465,569	138,798
Precious Metals Fund	10,907,053	10,581,241	(67,938)
Real Estate Fund	10,470,654	10,045,328	139,826
Retailing Fund	5,964,699	5,487,832	379,041
Technology Fund	22,706,674	27,922,149	1,541,457
Telecommunications Fund	4,270,017	2,330,790	49,818
Transportation Fund	4,671,993	5,295,324	(1,280)
Utilities Fund	11,721,121	7,694,259	433,185

168 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Note 6 – Repurchase Agreements

The Funds transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. government agencies. The joint account includes other Funds in the Guggenheim complex not covered in this report. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

At March 31, 2020, the repurchase agreements in the joint account were as follows:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
J.P. Morgan Securities LLC			U.S. Treasury Note
0.01%			2.00%
Due 04/01/20	$129,371,353	$129,371,389	11/30/22	$125,405,900	$131,958,818

BofA Securities, Inc.			U.S. Treasury Note
0.00%			2.13%
Due 04/01/20	49,758,213	49,758,213	08/15/21	49,322,100	50,753,381

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

Note 7 – Portfolio Securities Loaned

The Funds may lend their securities to approved brokers to earn additional income. Security lending income shown on the Statements of Operations is shown net of rebates paid to the borrowers and earnings on cash collateral investments shared with the lending agent. Within this arrangement, the Funds act as the lender, U.S. Bank acts as the lending agent, and other approved registered broker dealers act as the borrowers. The Funds receive cash collateral, valued at 102% of the value of the securities on loan. Under the terms of the Funds’ securities lending agreement with U.S. Bank, cash collateral and proceeds are invested in the First American Government Obligations Fund — Class Z. The Funds bear the risk of loss on cash collateral investments. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Funds the next business day. Although the collateral mitigates the risk, the Funds could experience a delay in recovering their securities and a possible loss of income or value if the borrower fails to return the securities. The Funds have the right under the securities lending agreement to recover the securities from the borrower on demand. Securities lending transactions are accounted for as secured borrowings. The remaining contractual maturity of the securities lending agreement is overnight and continuous.

THE RYDEX FUNDS ANNUAL REPORT | 169

NOTES TO FINANCIAL STATEMENTS (continued)

At March 31, 2020, the Funds participated in securities lending transactions, which are subject to enforceable netting arrangements, as follows:

	Gross Amounts Not Offset in the Statements of Assets and Liabilities			Securities Lending Collateral
Fund	Value of Securities Loaned	Collateral Received(a)	Net Amount	Cash Collateral Invested		Cash Collateral Uninvested	Total Collateral
Banking Fund	$43,752	$(43,752)	$—	$46,079		$—	$46,079
Basic Materials Fund	623,426	(623,426)	—	641,991		—	641,991
Biotechnology Fund	1,090,544	(1,090,544)	—	1,830,522		—	1,830,522
Consumer Products Fund	1,997,674	(1,997,674)	—	2,038,986		—	2,038,986
Electronics Fund	375,984	(375,984)	—	382,670		—	382,670
Energy Fund	80,316	(80,316)	—	82,547		—	82,547
Energy Services Fund	71,231	(71,231)	—	76,274		—	76,274
Health Care Fund	186,466	(186,466)	—	207,901		—	207,901
Internet Fund	372,658	(372,658)	—	380,695		—	380,695
Leisure Fund	83,959	(82,215)	1,744	82,215	*	—	82,215
Precious Metals Fund	3,888,207	(3,888,207)	—	4,212,644		—	4,212,644
Real Estate Fund	22,369	(22,369)	—	24,081		—	24,081
Retailing Fund	100,476	(98,999)	1,477	98,999	*	—	98,999
Technology Fund	254,399	(254,399)	—	265,039		—	265,039
Telecommunications Fund	50,261	(50,261)	—	51,564		—	51,564
Transportation Fund	61,767	(60,915)	852	60,915	*	—	60,915

(a)	Actual collateral received by the Fund is generally greater than the amount shown due to overcollateralization.
*	Subsequent to March 31, 2020, additional collateral was received.

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers to evaluate potential risks.

Note 8 – Line of Credit

The Trust, along with other affiliated trusts, secured an uncommitted $75,000,000 line of credit from U.S. Bank, N.A., which expires June 8, 2020. On March 30, 2020, the Board approved increasing the line of credit from $75,000,000 to $150,000,000. This line of credit is reserved for emergency or temporary purposes. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly, averaging 3.02% for the year ended March 31, 2020. On March 31, 2020, the Health Care Fund borrowed $85,000 under this agreement. The remaining Funds did not have any borrowings outstanding under this agreement at March 31, 2020.

170 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The average daily balances borrowed for the year ended March 31, 2020, were as follows:

Fund	Average Daily Balance
Banking Fund	$1,530
Basic Materials Fund	519
Biotechnology Fund	34,705
Consumer Products Fund	6,855
Electronics Fund	3,199
Energy Fund	4,336
Energy Services Fund	6,705
Financial Services Fund	1,262
Health Care Fund	2,052
Internet Fund	216
Leisure Fund	3,973
Precious Metals Fund	391
Real Estate Fund	5,505
Retailing Fund	2,620
Technology Fund	4,590
Telecommunications Fund	883
Transportation Fund	1,760
Utilities Fund	20,697

Note 9 – Legal Proceedings

Tribune Company

Rydex Series Funds has been named as a defendant and a putative member of the proposed defendant class of shareholders in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (formerly Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons, Adv. Pro. No. 10-54010 (Bankr. D. Del.)) (the “FitzSimons action”), as a result of ownership by certain series of the Rydex Series Funds of shares in the Tribune Company (“Tribune”) in 2007, when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In his complaint, the plaintiff has alleged that, in connection with the LBO, Tribune insiders and shareholders were overpaid for their Tribune stock using financing that the insiders knew would, and ultimately did, leave Tribune insolvent. The plaintiff has asserted claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO. The plaintiff is also attempting to obtain from former Tribune shareholders, including the Rydex Series Funds, the proceeds they received in connection with the LBO.

In June 2011, a group of Tribune creditors filed multiple actions against former Tribune shareholders involving state law constructive fraudulent conveyance claims arising out of the 2007 LBO (the “SLCFC actions”). Rydex Series Funds has been named as a defendant in one or more of these suits. In those actions, the creditors seek to recover from Tribune’s former shareholders the proceeds received in connection with the 2007 LBO.

The FitzSimons action and the SLCFC actions have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding captioned In re Tribune Company Fraudulent Conveyance Litig., No. 11-md-2296 (S.D.N.Y.) (the “MDL Proceeding”).

On September 23, 2013, the District Court granted the defendants’ omnibus motion to dismiss the SLCFC actions, on the basis that the creditors lacked standing. On September 30, 2013, the creditors filed a notice of appeal of the September 23 order. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order.

On March 29, 2016, the U.S. Court of Appeals for the Second Circuit issued its opinion on the appeal of the SLCFC actions. The appeals court affirmed the district court’s dismissal of those lawsuits, but on different grounds than the district court. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code, their claims were preempted by Section 546(e) of the Bankruptcy Code—the statutory safe harbor for settlement payments.

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NOTES TO FINANCIAL STATEMENTS (continued)

On April 12, 2016, the Plaintiffs in the SLCFC actions filed a petition seeking rehearing en banc before the appeals court. On July 22, 2016, the appeals court denied the petition. On September 9, 2016, the plaintiffs filed a petition for writ of certiorari in the U.S. Supreme Court challenging the Second Circuit’s decision that the safe harbor of Section 546(e) applied to their claims. The shareholder defendants, including the Funds, filed a joint brief in opposition to the petition for certiorari on October 24, 2016. On April 3, 2018, Justice Kennedy and Justice Thomas issued a “Statement” related to the petition for certiorari suggesting that the Second Circuit and/or District Court may want to take steps to reexamine the application of the Section 546(e) safe harbor to the previously dismissed state law constructive fraudulent transfer claims based on the Supreme Court’s decision in Merit Management Group LP v. FTI Consulting, Inc. On April 10, 2018, Plaintiffs filed in the Second Circuit a motion for that court to recall its mandate, vacate its prior decision, and remand to the district court for further proceedings consistent with Merit Management. On April 20, 2018, the shareholder defendants filed an opposition to Plaintiffs’ motion to recall the mandate. On May 15, 2018, the Second Circuit issued an order recalling the mandate “in anticipation of further panel review.” On December 19, 2019, the Second Circuit issued an amended opinion that again affirmed the district court’s ruling on the basis that plaintiffs’ claims were preempted by Section 546(e) of the Bankruptcy Code. Plaintiffs filed a motion for rehearing and rehearing en banc on January 2, 2020. The Second Circuit denied the petition on February 6, 2020.

On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. On January 6, 2017, the United States District Court for the Southern District of New York granted the shareholder defendants’ motion to dismiss the intentional fraudulent conveyance claim in the FitzSimons action. In dismissing the intentional fraudulent conveyance claim, the Court denied the plaintiff’s request to amend the complaint. The plaintiff requested that the Court direct entry of a final judgment in order to make the order immediately appealable. On February 23, 2017, the Court issued an order stating that it intended to permit an interlocutory appeal of the dismissal order, but would wait to do so until it has resolved outstanding motions to dismiss filed by other defendants.

On July 18, 2017, the plaintiff submitted a letter to the District Court seeking leave to amend its complaint to add a constructive fraudulent transfer claim. The shareholder defendants opposed that request. On August 24, 2017, the Court denied the plaintiff’s request without prejudice to renewal of the request in the event of an intervening change in the law. On March 8, 2018, the plaintiff renewed his request for leave to file a motion to amend the complaint to assert a constructive fraudulent transfer claim based on the Supreme Court’s ruling in Merit Management Group LP v. FTI Consulting, Inc. The shareholder defendants opposed that request. On June 18, 2018 the District Court ordered that the request would be stayed pending further action by the Second Circuit in the SLCFC actions.

On December 18, 2018, plaintiff filed a letter with the District Court requesting that the stay be dissolved in order to permit briefing on the motion to amend the complaint and indicating plaintiff’s intention to file another motion to amend the complaint to reinstate claims for intentional fraudulent transfer. The shareholder defendants opposed that request. On January 14, 2019, the court held a case management conference, during which the court stated that it would not lift the stay prior to further action from the Second Circuit in the SLCFC actions. The court further stated that it would allow the plaintiff to file a motion to amend to try to reinstate its intentional fraudulent transfer claim. On January 23, 2019, the court ordered the parties still facing pending claims to participate in a mediation, to commence on January 28, 2019. The mediation did not result in a settlement of the claims against the shareholder defendants.

On April 4, 2019, plaintiff filed a motion to amend the Fifth Amended Complaint to assert a federal constructive fraudulent transfer claim against certain shareholder defendants. On April 10, 2019, the shareholder defendants filed a brief in opposition to plaintiff’s motion to amend. On April 12, 2019, the plaintiff filed a reply brief. On April 23, 2019, the court denied the plaintiff’s motion to amend. On June 13, 2019, the court entered judgment pursuant to Rule 54(b). On July 12, 2019, the Plaintiff filed a notice of appeal with respect to the dismissal of his claims and the District Court’s denial of his motion for leave to amend. Plaintiff filed an appellate brief on January 7, 2020. The shareholder defendants’ brief was filed on April 27, 2020.

None of these lawsuits alleges any wrongdoing on the part of Rydex Series Funds. The following series of Rydex Series Funds held shares of Tribune and tendered these shares as part of Tribune’s LBO: Nova Fund, S&P 500® Pure Value Fund, Multi-Cap Core Equity Fund, S&P 500® Fund, Multi-Hedge Strategies Fund and Hedged Equity Fund (the “Funds”). The value of the proceeds received by the foregoing Funds was $28,220, $109,242, $9,860, $3,400, $1,181,160, and $10,880, respectively. At this stage of the proceedings, Rydex Series Funds is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

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NOTES TO FINANCIAL STATEMENTS (concluded)

Note 10 – COVID-19 and Recent Developments

The global ongoing crisis caused by the outbreak of COVID-19 is causing materially reduced consumer demand and economic output, disrupting supply chains, resulting in market closures, travel restrictions and quarantines, and adversely impacting local and global economies. Investors should be aware that in light of the current uncertainty, volatility and distress in economies, financial markets, and labor and health conditions all over the world, the Funds’ investments and a shareholder’s investment in a Fund are subject to sudden and substantial losses, increased volatility and other adverse events. Firms through which investors invest with the Funds, the Funds, their service providers, the markets in which they invest and market intermediaries are also impacted by quarantines and similar measures intended to contain the ongoing pandemic, which can obstruct their functioning and subject them to heightened operational risks.

Note 11 – Subsequent Events

Share Splits

On May 18, 2020, the Board approved reverse share splits as follows:

Fund	Effective Date	Split Type
Energy Fund	August 7, 2020	One-for-Three Reverse Split
Energy Services Fund	August 7, 2020	One-for-Fifteen Reverse Split

The Funds evaluated subsequent events through the date the financial statements were available for issue and determined there were no material events other than the one disclosed above, that would require adjustment to or disclosure in the Funds’ financial statements.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Banking Fund, Basic Materials Fund, Biotechnology Fund, Consumer Products Fund, Electronics Fund, Energy Fund, Energy Services Fund, Financial Services Fund, Health Care Fund, Internet Fund, Leisure Fund, Precious Metals Fund, Real Estate Fund, Retailing Fund, Technology Fund, Telecommunications Fund, Transportation Fund and Utilities Fund and the Board of Trustees of Rydex Series Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Banking Fund, Basic Materials Fund, Biotechnology Fund, Consumer Products Fund, Electronics Fund, Energy Fund, Energy Services Fund, Financial Services Fund, Health Care Fund, Internet Fund, Leisure Fund, Precious Metals Fund, Real Estate Fund, Retailing Fund, Technology Fund, Telecommunications Fund, Transportation Fund and Utilities Fund (collectively referred to as the “Funds”), (eighteen of the funds constituting Rydex Series Funds (the “Trust”)), including the schedules of investments, as of March 31, 2020, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (eighteen of the funds constituting Rydex Series Funds) at March 31, 2020, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2020, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Guggenheim investment companies since 1979.

Tysons, Virginia
May 28, 2020

174 | THE RYDEX FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)

Federal Income Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

In January 2021, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2020.

The Funds’ investment income (dividend income plus short-term capital gains, if any) qualifies as follows:

Of the taxable ordinary income distributions paid during the fiscal year ending March 31, 2020, the following funds had the corresponding percentages qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief and Reconciliation Act of 2003 or for the dividends received deduction for corporations. See the qualified dividend income and dividend received deduction columns, respectively, in the table below.

Additionally, of the taxable ordinary income distributions paid during the fiscal year ended March 31, 2020, the following funds had the corresponding percentages qualify as qualified short-term capital gains as permitted by IRC Section 871(k)(2). See qualified short-term capital gain column in the table below.

Fund	Qualified Dividend Income	Dividend Received Deduction	Qualified Short-Term Capital Gain
Banking Fund	100.00%	100.00%	0.00%
Basic Materials Fund	100.00%	100.00%	100.00%
Consumer Products Fund	100.00%	97.55%	100.00%
Electronics Fund	100.00%	100.00%	0.00%
Energy Fund	100.00%	100.00%	0.00%
Energy Services Fund	100.00%	25.22%	0.00%
Financial Services Fund	29.76%	100.00%	0.00%
Leisure Fund	100.00%	100.00%	0.00%
Precious Metals Fund	14.25%	14.57%	0.00%
Real Estate Fund	16.90%	17.18%	0.00%
Telecommunications Fund	85.94%	81.08%	0.00%
Transportation Fund	100.00%	100.00%	100.00%
Utilities Fund	100.00%	100.00%	0.00%

With respect to the taxable year ended March 31, 2020, the Funds hereby designate as capital gain dividends the amounts listed below, or, if subsequently determined to be different, the net capital gain of such year:

Fund	From long-term capital gain:	From long-term capital gain, using proceeds from shareholder redemptions:
Basic Materials Fund	$341,784	$—
Biotechnology Fund	9,558,792	13,269,249
Consumer Products Fund	1,441,214	4,377,757
Electronics Fund	—	602,037
Financial Services Fund	—	241,098
Health Care Fund	—	2,262,271
Internet Fund	903,814	—
Leisure Fund	—	1,851,142
Retailing Fund	—	3,023,164
Technology Fund	329,115	4,678,136
Transportation Fund	470,590	1,802,684
Utilities Fund	—	4,189,762

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OTHER INFORMATION (Unaudited)(concluded)

Proposed regulations dated January 18, 2019 enable a regulated investment company to pay Section 199A dividends to its shareholders. Section 199A, enacted as part of the Tax Cuts and Jobs Act of 2017, may allow non-corporate tax payers a deduction of up to 20% of qualified business income from flow-through entities, including dividends from real estate investment trusts. The qualifying percentage of the Funds’ ordinary income and short-term capital gain distributions, if any, for the purposes of the Section 199A deduction was 36.40% for Financial Services Fund and 74.25% for Real Estate Fund.

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Funds’ voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Funds’ Forms N-PORT and N-Q are available on the SEC’s website at https://www.sec.gov. The Funds’ Forms N-PORT and N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

176 | THE RYDEX FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee	Since 2019	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	157	Current: Purpose Investments Funds (2013-present). Former: Managed Duration Investment Grade Municipal Fund (2006-2016).
Angela Brock-Kyle (1959)	Trustee	Since 2016	Current: Founder and Chief Executive Officer, B.O.A.R.D.S. (2013-present). Former: Senior Leader, TIAA (1987-2012).	156	Current: Hunt Companies, Inc. (2019-present). Former: Infinity Property & Casualty Corp. (2014-2018).
Donald A. Chubb, Jr. (1946)	Trustee and Chair of the Valuation Oversight Committee	Since 2019	Current: Retired Former: Business broker and manager of commercial real estate, Griffith & Blair, Inc. (1997-2017).	156	Former: Midland Care, Inc. (2011-2016).
Jerry B. Farley (1946)	Trustee	Since 2019	Current: President, Washburn University (1997-present).	156	Current: CoreFirst Bank & Trust (2000-present). Former: Westar Energy, Inc. (2004-2018).
Roman Friedrich III (1946)	Trustee and Chair of the Contracts Review Committee	Since 2019	Current: Founder and Managing Partner, Roman Friedrich & Company (1998-present).	156	Former: Zincore Metals, Inc. (2009-2019).
Thomas F. Lydon, Jr. (1960)	Trustee and Vice Chair of the Contracts Review Committee	Since 2005 (Trustee) Since 2019 (Vice Chair of the Contracts Review Committee)	Current: President, Global Trends Investments (1996-present); Co-Chief Executive Officer, ETF Flows, LLC (2019-present); Chief Executive Officer, Lydon Media (2016-present).	156	Current: US Global Investors (GROW) (1995-present). Former: Harvest Volatility Edge Trust (3) (2017-2019).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - concluded
Ronald A. Nyberg (1953)	Trustee and Chair of the Nominating and Governance Committee	Since 2019	Current: Partner, Momkus LLC (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	157

Current: PPM Funds (9) (2018-present); Edward-Elmhurst Healthcare System (2012-present).

Former: Western Asset Inflation-Linked Opportunities & Income Fund (2004-April 2020); Western Asset Inflation-Linked Income Fund (2003-April 2020) Managed Duration Investment Grade Municipal Fund (2003-2016).

Sandra G. Sponem (1958)	Trustee and Chair of the Audit Committee	Since 2016 (Trustee) Since 2019 (Chair of the Audit Committee)	Current: Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson-Companies, Inc. (2007-2017).	156	Current: SPDR Series Trust (78) (2018-present); SPDR Index Shares Funds (31) (2018-present); SSGA Active Trust (12) (2018-present); and SSGA Master Trust (1) (2018-present).
Ronald E. Toupin, Jr. (1958)	Trustee, Chair of the Board and Chair of the Executive Committee	Since 2019

Current: Portfolio Consultant (2010-present); Member, Governing Council, Independent Directors Council (2013-present); Governor, Board of Governors, Investment Company Institute (2018-present).

Former: Member, Executive Committee, Independent Directors Council (2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).

				156

Former: Western Asset Inflation-Linked Opportunities & Income Fund (2004-April 2020); Western Asset Inflation-Linked Income Fund (2003-April 2020) Managed Duration Investment Grade Municipal Fund (2003-2016).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INTERESTED TRUSTEE
Amy J. Lee**** (1961)	Trustee, Vice President and Chief Legal Officer	Since 2018 (Trustee) Since 2019 (Vice President and Chief Legal Officer)	Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and Chief Executive Officer, certain other funds in the Fund Complex (2017-2019); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	156	None.

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his or her successor is elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation.
***

Each Trustee also serves on the boards of trustees of Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Fiduciary/Claymore Energy Infrastructure Fund, Guggenheim Taxable Municipal Managed Duration Trust, Guggenheim Strategic Opportunities Fund, Guggenheim Enhanced Equity Income Fund, Guggenheim Energy & Income Fund, Guggenheim Credit Allocation Fund, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Funds and Transparent Value Trust. Messrs. Barnes and Nyberg also serve on the board of trustees of Advent Convertible & Income Fund.

****	This Trustee is deemed to be an “interested person” of the Funds under the 1940 Act by reason of her position with the Funds’ Investment Manager and/or the parent of the Investment Manager.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS
Brian E. Binder (1972)	President and Chief Executive Officer	Since 2019

Current: President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President, Chief Executive Officer and Chairman of the Board of Managers, Guggenheim Funds Investment Advisors, LLC (2018-present); President and Chief Executive Officer, Security Investors, LLC (2018-present); Board Member of Guggenheim Partners Fund Management (Europe) Limited (2018-present); Senior Managing Director and Chief Administrative Officer, Guggenheim Investments (2018-present).

Former: Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

James M. Howley (1972)	Assistant Treasurer	Since 2016

Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Mark E. Mathiasen (1978)	Secretary	Since 2017	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2018	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2012-present).
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present). Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).

Margaux Misantone (1978)	AML Officer	Since 2017

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-2018).

William Rehder (1967)	Assistant Vice President	Since 2018	Current: Managing Director, Guggenheim Investments (2002-present).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - concluded
Kimberly J. Scott (1974)	Assistant Treasurer	Since 2016

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2019

Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

John L. Sullivan (1955)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2016

Current: Chief Financial Officer, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and Chief Compliance Officer, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); Chief Financial Officer and Treasurer, Van Kampen Funds (1996-2004).

Jon Szafran (1989)	Assistant Treasurer	Since 2017

Current: Vice President, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014–2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York 10017 is the data controller for your information. The affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

182 | THE RYDEX FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These safeguards vary based on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other

THE RYDEX FUNDS ANNUAL REPORT | 183

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(concluded)

electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

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3.31.2020

Rydex Funds Annual Report

Domestic Equity Funds
Nova Fund
S&P 500® Fund
Inverse S&P 500® Strategy Fund
Monthly Rebalance NASDAQ-100® 2x Strategy Fund
Inverse NASDAQ-100® Strategy Fund
Mid-Cap 1.5x Strategy Fund
Inverse Mid-Cap Strategy Fund
Russell 2000® 1.5x Strategy Fund
Russell 2000® Fund
Inverse Russell 2000® Strategy Fund
Dow Jones Industrial Average® Fund

Fixed Income Funds
Government Long Bond 1.2x Strategy Fund
Inverse Government Long Bond Strategy Fund
High Yield Strategy Fund
Inverse High Yield Strategy Fund
Money Market Fund
U.S. Government Money Market Fund

Beginning on January 1, 2021, paper copies of the Funds’ annual and semi-annual shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from a fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from a fund electronically by calling 800.820.0888, going to GuggenheimInvestments.com/myaccount, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a fund directly, you can inform the Fund that you wish to receive paper copies of reports by calling 800.820.0888. If you hold shares of a fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper will apply to all Guggenheim Funds in which you are invested and may apply to all funds held with your financial intermediary.

GuggenheimInvestments.com	RTB1-ANN-0320x0321

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	4
A BRIEF NOTE ON THE COMPOUNDING OF RETURNS	6
ABOUT SHAREHOLDERS’ FUND EXPENSES	7
NOVA FUND	12
S&P 500® FUND	27
INVERSE S&P 500® STRATEGY FUND	40
MONTHLY REBALANCE NASDAQ-100® 2x STRATEGY FUND	49
INVERSE NASDAQ-100® STRATEGY FUND	59
MID-CAP 1.5x STRATEGY FUND	68
INVERSE MID-CAP STRATEGY FUND	80
RUSSELL 2000® 1.5x STRATEGY FUND	88
RUSSELL 2000® FUND	97
INVERSE RUSSELL 2000® STRATEGY FUND	105
DOW JONES INDUSTRIAL AVERAGE® FUND	113
GOVERNMENT LONG BOND 1.2x STRATEGY FUND	122
INVERSE GOVERNMENT LONG BOND STRATEGY FUND	132
HIGH YIELD STRATEGY FUND	144
INVERSE HIGH YIELD STRATEGY FUND	154
U.S. GOVERNMENT MONEY MARKET FUND	163
NOTES TO FINANCIAL STATEMENTS	169
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	190
OTHER INFORMATION	192
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	194
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	199

THE RYDEX FUNDS ANNUAL REPORT | 1

March 31, 2020

Dear Shareholder:

The fiscal year ended March 31, 2020, concluded on a somber note. Even though markets performed well for most of the period, the emergence of a novel and highly contagious form of coronavirus in the last weeks of the period adversely impacted global commercial activity and contributed to significant volatility in certain markets, unseen since the great recession of 2008.

As it spread beyond Asia to virtually every country in the world, many governments and businesses instituted quarantines and closures, which has resulted in significant disruption in manufacturing, supply chains, consumer demand and economic activity. The U.S. Federal Reserve responded quickly to provide liquidity in order to ensure that the U.S. markets continued to function efficiently. The fiscal policy included a spending bill worth over $2 trillion to assist consumers, states, small businesses and certain industries. While these actions helped stabilize the market, volatile conditions continued into April.

As discussed in this annual shareholder report, these events have affected performance of many of our funds (the “Fund” or “Funds”). We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Performance Report and Fund Profile for each Fund.

Security Investors, LLC (the “Investment Adviser”), the Investment Adviser for the Funds, is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm. An affiliate of Guggenheim and the Investment Adviser, Guggenheim Funds Distributors, LLC, is the distributor of the Funds.

Together, we are committed to the safety and prosperity of our clients, our employees, and our shareholders. The resources of the firm are being made fully available not only to support our clients, but also to support our employees and their families.

Please practice the appropriate prudence for the protection not only of your health and that of your friends and loved ones but also for our neighbors and communities. Thank you for the trust you place in us.

Sincerely,

Security Investors, LLC

April 30, 2020

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

The global ongoing crisis caused by the outbreak of COVID-19 is causing materially reduced consumer demand and economic output, disrupting supply chains, resulting in market closures, travel restrictions and quarantines, and adversely impacting local and global economies. Investors should be aware that in light of the current uncertainty, volatility and distress in economies, financial markets, and labor and health conditions all over the world, the Funds’ investments and a shareholder’s investment in the Funds are subject to sudden and substantial losses, increased volatility and other adverse events. Firms through which investors invest with the Funds, the Funds, their service providers, the markets in which they invest and market intermediaries are also impacted by quarantines and similar measures intended to contain the ongoing pandemic, which can obstruct their functioning and subject them to heightened operational risks.

Inverse and leveraged Funds are not suitable for all investors. ● These Funds should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, (c) understand the risk of shorting, and (d) intend to actively monitor and manage their investments. ● The more a Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● Inverse Funds involve certain risks, which include increased volatility due to the Funds’ possible use of short sales of securities and derivatives, such as options and futures. ● The Funds’ use of derivatives, such as futures, options and swap agreements, may expose the Funds’ shareholders to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. ● Short-selling involves increased risks and costs. You risk paying more for a security than you received from its sale. ● Leveraged and inverse Funds seek to provide investment results that match the performance of a specific benchmark, before fees and expenses, on a daily basis. Because the Funds seek to track the performance of their benchmark on a daily basis, mathematical compounding, especially with respect to those Funds that use leverage as part of their investment strategy, may prevent a fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark.

2 | THE RYDEX FUNDS ANNUAL REPORT

March 31, 2020

Due to the compounding of daily returns, leveraged and inverse Funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. For those Funds that consistently apply leverage, the value of the fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. The Funds rebalance their portfolios on a daily basis, increasing exposure in response to that day’s gains or reducing exposure in response to that day’s losses. Daily rebalancing will impair a fund’s performance if the benchmark experiences volatility. Investors should monitor their leveraged and inverse Funds’ holdings consistent with their strategies, as frequently as daily. ● For more on these and other risks, please read the prospectus.

The Government Long Bond 1.2x Strategy and Inverse Government Long Bond Strategy funds are not suitable for all investors. ● These Funds should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, and (c) intend to actively monitor and manage their investments. ● The more a Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● The Funds’ use of derivatives, such as futures, options and swap agreements, may expose the Funds’ shareholders to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. ● Leveraged and inverse Funds seek to provide investment results that match the performance of a specific benchmark, before fees and expenses, on a daily basis. Because the Funds seek to track the performance of their benchmark on a daily basis, mathematical compounding, especially with respect to those Funds that use leverage as part of their investment strategy, may prevent a fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Due to the compounding of daily returns, leveraged Funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. For those Funds that consistently apply leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. The Funds rebalance their portfolios on a daily basis, increasing exposure in response to that day’s gains or reducing exposure in response to that day’s losses. Daily rebalancing will impair a fund’s performance if the benchmark experiences volatility. Investors should monitor their leveraged Funds’ holdings consistent with their strategies, as frequently as daily. ● In general, bond prices rise when interest rates fall, and vice versa. Moreover, while securities with longer maturities tend to produce higher yields, the price of longer maturity securities is also subject to greater fluctuations as a result of changes in interest rates. ● It is important to note that the Funds are not guaranteed by the U.S. government. ● There are no assurances that any Guggenheim fund will achieve its objective and/or strategy. These Funds are subject to active trading and tracking error risks, which may increase volatility, impact the Fund’s ability to achieve its investment objective, and may decrease the Fund’s performance. ● For more on these and other risks, please read the prospectus.

The High Yield Strategy Fund and Inverse High Yield Strategy Fund may not be suitable for all investors. ● The Fund’s use of derivatives such as futures, options, and swap agreements will expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. ● A highly liquid secondary market may not exist for the credit default swaps the Fund invests in, and there can be no assurance that a highly liquid secondary market will develop. ● The Fund’s market value will change in response to interest rate changes and market conditions among other factors. ● You may have a gain or loss when you sell your shares. ● In general, bond prices rise when interest rates fall, and vice versa. ● The Fund’s exposure to the high yield bond market may subject the Fund to greater volatility because (i) it will be affected by the ability of high yield security issuers’ ability to make principal and interest payments and (ii) the prices of derivatives linked to high yield bonds may fluctuate unpredictably and not necessarily in relation to interest rates. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● The Fund is subject to active trading risks that may increase volatility and impact its ability to achieve its investment objective. ● For more on these and other risks, please read the prospectus.

Monthly leveraged funds are not suitable for all investors. ● These funds should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking monthly leveraged investment results, and (c) intend to actively monitor and manage their investments. ● The more a fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● The funds’ use of derivatives, such as futures, options, and swap agreements, may expose the funds’ shareholders to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. ● Monthly leveraged funds seek to provide investment results that match the performance of a specific benchmark, before fees and expenses, on a monthly basis. Because monthly leveraged funds seek to track the performance of their benchmark on a monthly basis, mathematical compounding, especially with respect to those funds that use leverage as part of their investment strategy, may prevent a fund from correlating with the quarterly, annual or other period performance of its benchmark. Due to the compounding of monthly returns, leveraged funds’ returns over periods other than one calendar month will likely differ in amount and possibly direction from the benchmark return for the same period. For those funds that consistently apply leverage, the value of the funds’ shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. Monthly leveraged funds rebalance their portfolios on a monthly basis on the last day of each calendar month, increasing exposure in response to that month’s gains or reducing exposure in response to that month’s losses. ● Throughout the month, the amount of leverage that a monthly leveraged fund provides is allowed to float. Purchasing monthly leveraged funds on any day other than the last day of each calendar month will likely mean that the monthly leveraged fund’s actual leverage is different from its monthly leverage target. Investors should monitor their monthly leveraged funds’ holdings consistent with their strategies, as frequently as daily. ● For more on these and other risks, please read the monthly leveraged funds’ prospectus.

The U.S. Government Money Market Fund may not be suitable for all investors. ● You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time. ● For more on these and other risks, please read the prospectus.

THE RYDEX FUNDS ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)	March 31, 2020

The 12-month period ended March 31, 2020, was a wild ride for markets. While the U.S. economy was generally in good shape in 2019, recessionary fears rose throughout the year, prompting the U.S. Federal Reserve (the “Fed”) to announce a rate cut on July 31, the first since 2008, amid growing downside risks to policymakers’ baseline growth and inflation forecasts. Key among those risks were slowing global growth, the threat of additional U.S.-China tariffs, and the possible ramifications surrounding Brexit. The Fed subsequently cut rates twice more in 2019, which caused markets to rally toward the end of the year and into early 2020. Stocks reached new highs and credit spreads tightened to historic levels. Since then, the global outbreak of the coronavirus, COVID-19, has been at the center of everything. As of this writing, COVID-19 has spread to 210 countries, resulted in over 2.5 million cases, and caused over 170,000 deaths. Thus far, the U.S. makes up more than 30% of global cases, and 25% of global deaths. States have required the labor force to work from home if possible, individuals to practice social distancing, and non-essential businesses to shut down.

Closures, quarantines, and social distancing efforts have impacted the travel, hospitality, restaurants, and retail industries, with activity down 100% in some areas of the country. Further exacerbating the decline in output will be reduced business investment, which was already stalling due to falling profits, trade conflicts, and political uncertainty. The coronavirus shock and collapse in oil prices will likely further depress capital expenditures.

In response to the crisis, the Federal Open Market Committee cut rates by a further 125 basis points in the first quarter of 2020 and passed a series of stimulus programs. Among these were the Primary and Secondary Market Corporate Credit Facilities, which are lending programs primarily targeting investment-grade corporate bond issuers, implemented in concert with the U.S. Treasury. It was only after the announcement of this program that corporate credit found some relief from the selloff, but we expect this relief may be temporary.

With an alphabet soup of monetary programs targeting relief from the coronavirus impact, fiscal policy has also stepped up to the plate with a spending bill worth over $2 trillion that aims to assist consumers, states, small businesses, and certain industries. There is no question that these programs will help ease the economic fallout from virus containment measures, but even $2 trillion may be too small given the magnitude of the economic shock that we are facing. Additionally, it is far from clear that fiscal measures are an adequate solution to the issue at hand: the physical impediment to consumer spending. Fiscal and monetary policy can do their part, but ultimately it is public health policy that will likely be the greatest determinant of the economic outlook.

For the 12 months ended March 31, 2020, the Standard & Poor’s 500® (“S&P 500”) Index* returned -6.98%. The decline, while significant, represents something of a recovery in stocks. The S&P 500 peaked at 3,386.15 on February 19, 2020, before plummeting 33.9% to a low of 2,237.40 on March 23, 2020, then recovering some lost ground by the end of the month.

The consensus estimate for S&P 500 earnings per share in 2020 is still around $150. Our research shows S&P 500 earnings per share could fall below $100. Similarly, economists have no way to calibrate how bad the economic data could be based on history. The March U.S. non-farm payrolls report was evidence of this, as it showed a decline in payrolls of 700,000 jobs versus survey expectations of a decline of only 100,000 jobs. We currently expect that second quarter U.S. real gross domestic product (“GDP”) quarter-over-quarter growth could fall by 40% annualized and the unemployment rate could rise to at least 20%. Beyond that, the severity of the crisis depends on containment of the virus and the effectiveness of social distancing measures put in place, but expectations for a quick and sustained V-shaped recovery appear overly optimistic.

For the 12 months ended March 31, 2020, the MSCI Europe-Australasia-Far East (“EAFE”) Index* returned -13.92%. The return of the MSCI Emerging Markets Index* was -17.36%.

In the bond market, the Bloomberg Barclays U.S. Aggregate Bond Index* posted an 8.93% return for the 12-month period, while the Bloomberg Barclays U.S. Corporate High Yield Index* returned -6.94%. The return of the ICE Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index* was 2.25% for the 12-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

4 | THE RYDEX FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	March 31, 2020

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg Barclays U.S. Long Treasury Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of 10 or more years, are rated investment grade, and have $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be fixed rate and nonconvertible. The U.S. Long Treasury Index is market capitalization weighted and the securities in the index are updated on the last business day of each month.

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

Dow Jones Industrial Average® is a price-weighted average of 30 significant stocks traded on the New York Stock Exchange and the Nasdaq.

ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market Index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

NASDAQ-100® Index includes 100 of the largest domestic and international non-financial securities listed on The Nasdaq Stock Market based on market capitalization. The Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology. It does not contain securities of financial companies including investment companies.

Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe.

S&P 500® is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

S&P MidCap 400® Index provides investors with a benchmark for mid-sized companies. The index covers approximately 7% of the U.S. equity market, and seeks to remain an accurate measure of mid-sized companies, reflecting the risk and return characteristics of the broader mid-cap universe on an on-going basis.

THE RYDEX FUNDS ANNUAL REPORT | 5

A BRIEF NOTE ON THE COMPOUNDING OF RETURNS (Unaudited)

Many of the Funds described in this report are benchmarked daily to leveraged and/or inverse leveraged versions of published indices. To properly evaluate the performance of these funds, it is essential to understand the effect of mathematical compounding on their respective returns.

Because of the nonlinear effects of leverage applied over time, it is possible for a fund to perform in-line with its benchmark for several individual periods in a row, yet seem to trail the benchmark over the entire period on a cumulative basis. It is also possible that a fund that performs in-line with its benchmark on a daily basis may seem to outperform its benchmark over longer periods.

An Example of Compounding

For example, consider a hypothetical fund that is designed to produce returns that correspond to 150% of an index. On the first day of a period, the index rises from a level of 100 to a level of 106, producing a 6.0% gain and an expectation that the fund will rise by 9.0%. On the same day, the fund’s net asset value per share (“NAV”) increases from $10.00 to $10.90 for a gain of 9.0% — in line with its benchmark.

On day two, assume the index falls from 106 to 99 for a loss of about 6.6%. The fund, as expected, falls 9.9% to a price of $9.82. On each day, the fund performed exactly in line with its benchmark, but for the two-day period, the fund was down 1.8%, while the index was down only 1.0%. Without taking into account the daily compounding of returns, one would expect the fund to lose 1.5% and would see the fund as trailing by 0.3% when in fact it had performed perfectly. This example is summarized in the table below.

	Index Level	Index Performance	Fund Expectation	Fund NAV	Fund Performance	Assessment
Start	100			$10.00
Day 1	106	6.0%	9.0%	$10.90	9.0%	In line
Day 2	99	-6.6%	-9.9%	$ 9.82	-9.9%	In line
Cumulative		-1.0%	-1.5%		-1.8%	-0.3%

As illustrated by this simple example, the effect of leverage can make it difficult to form expectations or judgments about fund performance given only the returns of the unleveraged index.

Because certain funds seek to track the performance of their benchmark on a daily basis, mathematical compounding, especially with respect to those funds that use leverage as part of their investment strategy, may prevent a fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily. For those funds that consistently apply leverage, the value of the fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. For more on correlation, leverage and other risks, please read the prospectus.

In general, any change in direction in an index will produce compounding that seems to work against an investor. Were the index to move in the same direction (either up or down) for two or more periods in a row, the compounding of those returns would work in an investor’s favor, causing the fund to seemingly beat its benchmark.

As a general rule of thumb, more leverage in a fund will magnify the compounding effect, while less leverage will generally produce results that are more in line with expectations. In addition, periods of high volatility in an underlying index will also cause the effects of compounding to be more pronounced, while lower volatility will produce a more muted effect.

6 | THE RYDEX FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning September 30, 2019 and ending March 31, 2020.

The following tables illustrate the Funds’ costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Funds’ expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

THE RYDEX FUNDS ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

	Expense Ratio[1]	Fund Return	Beginning Account Value September 30, 2019	Ending Account Value March 31, 2020	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Nova Fund
Investor Class	1.37%	(22.85%)	$ 1,000.00	$ 771.50	$ 6.07
A-Class	1.62%	(22.94%)	1,000.00	770.60	7.17
C-Class	2.37%	(23.24%)	1,000.00	767.60	10.47
H-Class	1.62%	(22.95%)	1,000.00	770.50	7.17
S&P 500® Fund
A-Class	1.69%	(13.15%)	1,000.00	868.50	7.89
C-Class	2.43%	(13.47%)	1,000.00	865.30	11.33
H-Class	1.69%	(13.14%)	1,000.00	868.60	7.89
Inverse S&P 500® Strategy Fund
Investor Class	1.52%	6.26%	1,000.00	1,062.60	7.84
A-Class	1.77%	6.14%	1,000.00	1,061.40	9.12
C-Class	2.52%	5.72%	1,000.00	1,057.20	12.96
H-Class	1.78%	6.14%	1,000.00	1,061.40	9.17
Monthly Rebalance NASDAQ-100® 2x Strategy Fund
A-Class	1.32%	(1.54%)	1,000.00	984.60	6.55
C-Class	2.06%	(1.91%)	1,000.00	980.90	10.20
H-Class	1.33%	(1.55%)	1,000.00	984.50	6.60
Inverse NASDAQ-100® Strategy Fund
Investor Class	1.56%	(7.92%)	1,000.00	920.80	7.49
A-Class	1.78%	(8.03%)	1,000.00	919.70	8.54
C-Class	2.54%	(8.39%)	1,000.00	916.10	12.17
H-Class	1.80%	(8.05%)	1,000.00	919.50	8.64
Mid-Cap 1.5x Strategy Fund
A-Class	1.73%	(38.91%)	1,000.00	610.90	6.97
C-Class	2.48%	(39.14%)	1,000.00	608.60	9.97
H-Class	1.78%	(38.91%)	1,000.00	610.90	7.17
Inverse Mid-Cap Strategy Fund
A-Class	1.70%	21.01%	1,000.00	1,210.10	9.39
C-Class	2.63%	20.83%	1,000.00	1,208.30	14.52
H-Class	1.71%	21.05%	1,000.00	1,210.50	9.45
Russell 2000® 1.5x Strategy Fund
A-Class	1.77%	(36.94%)	1,000.00	630.60	7.22
C-Class	2.51%	(37.19%)	1,000.00	628.10	10.22
H-Class	1.82%	(36.94%)	1,000.00	630.60	7.42
Russell 2000® Fund
A-Class	1.73%	(24.46%)	1,000.00	755.40	7.59
C-Class	2.48%	(24.74%)	1,000.00	752.60	10.87
H-Class	1.74%	(24.45%)	1,000.00	755.50	7.64
Inverse Russell 2000® Strategy Fund
A-Class	1.79%	18.65%	1,000.00	1,186.50	9.78
C-Class	2.54%	18.29%	1,000.00	1,182.90	13.86
H-Class	1.80%	18.73%	1,000.00	1,187.30	9.84

8 | THE RYDEX FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

	Expense Ratio[1]	Fund Return	Beginning Account Value September 30, 2019	Ending Account Value March 31, 2020	Expenses Paid During Period[2]
Dow Jones Industrial Average® Fund
A-Class	1.67%	(18.79%)	$ 1,000.00	$ 812.10	$ 7.57
C-Class	2.42%	(19.11%)	1,000.00	808.90	10.94
H-Class	1.67%	(18.81%)	1,000.00	811.90	7.56
Government Long Bond 1.2x Strategy Fund
Investor Class	1.06%	22.51%	1,000.00	1,225.10	5.90
A-Class	1.31%	22.35%	1,000.00	1,223.50	7.28
C-Class	2.06%	21.90%	1,000.00	1,219.00	11.43
H-Class	1.31%	22.36%	1,000.00	1,223.60	7.28
Inverse Government Long Bond Strategy Fund
Investor Class	2.93%	(19.80%)	1,000.00	802.00	13.20
A-Class	3.17%	(19.91%)	1,000.00	800.90	14.27
C-Class	3.91%	(20.19%)	1,000.00	798.10	17.58
H-Class	3.21%	(19.93%)	1,000.00	800.70	14.45
High Yield Strategy Fund
A-Class	1.62%	(9.91%)	1,000.00	900.90	7.70
C-Class	2.37%	(10.27%)	1,000.00	897.30	11.24
H-Class	1.62%	(9.92%)	1,000.00	900.80	7.70
Inverse High Yield Strategy Fund
A-Class	1.61%	6.69%	1,000.00	1,066.90	8.32
C-Class	2.34%	6.31%	1,000.00	1,063.10	12.07
H-Class	1.64%	6.84%	1,000.00	1,068.40	8.48
U.S. Government Money Market Fund
Money Market Class	1.01%	0.32%	1,000.00	1,003.20	5.06

THE RYDEX FUNDS ANNUAL REPORT | 9

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

	Expense Ratio[1]	Fund Return	Beginning Account Value September 30, 2019	Ending Account Value March 31, 2020	Expenses Paid During Period[2]
Table 2. Based on hypothetical 5% return (before expenses)
Nova Fund
Investor Class	1.37%	5.00%	$ 1,000.00	$ 1,018.15	$ 6.91
A-Class	1.62%	5.00%	1,000.00	1,016.90	8.17
C-Class	2.37%	5.00%	1,000.00	1,013.15	11.93
H-Class	1.62%	5.00%	1,000.00	1,016.90	8.17
S&P 500® Fund
A-Class	1.69%	5.00%	1,000.00	1,016.55	8.52
C-Class	2.43%	5.00%	1,000.00	1,012.85	12.23
H-Class	1.69%	5.00%	1,000.00	1,016.55	8.52
Inverse S&P 500® Strategy Fund
Investor Class	1.52%	5.00%	1,000.00	1,017.40	7.67
A-Class	1.77%	5.00%	1,000.00	1,016.15	8.92
C-Class	2.52%	5.00%	1,000.00	1,012.40	12.68
H-Class	1.78%	5.00%	1,000.00	1,016.10	8.97
Monthly Rebalance NASDAQ-100® 2x Strategy Fund
A-Class	1.32%	5.00%	1,000.00	1,018.40	6.66
C-Class	2.06%	5.00%	1,000.00	1,014.70	10.38
H-Class	1.33%	5.00%	1,000.00	1,018.35	6.71
Inverse NASDAQ-100® Strategy Fund
Investor Class	1.56%	5.00%	1,000.00	1,017.20	7.87
A-Class	1.78%	5.00%	1,000.00	1,016.10	8.97
C-Class	2.54%	5.00%	1,000.00	1,012.30	12.78
H-Class	1.80%	5.00%	1,000.00	1,016.00	9.07
Mid-Cap 1.5x Strategy Fund
A-Class	1.73%	5.00%	1,000.00	1,016.35	8.72
C-Class	2.48%	5.00%	1,000.00	1,012.60	12.48
H-Class	1.78%	5.00%	1,000.00	1,016.10	8.97
Inverse Mid-Cap Strategy Fund
A-Class	1.70%	5.00%	1,000.00	1,016.50	8.57
C-Class	2.63%	5.00%	1,000.00	1,011.85	13.23
H-Class	1.71%	5.00%	1,000.00	1,016.45	8.62
Russell 2000® 1.5x Strategy Fund
A-Class	1.77%	5.00%	1,000.00	1,016.15	8.92
C-Class	2.51%	5.00%	1,000.00	1,012.45	12.63
H-Class	1.82%	5.00%	1,000.00	1,015.90	9.17
Russell 2000® Fund
A-Class	1.73%	5.00%	1,000.00	1,016.35	8.72
C-Class	2.48%	5.00%	1,000.00	1,012.60	12.48
H-Class	1.74%	5.00%	1,000.00	1,016.30	8.77
Inverse Russell 2000® Strategy Fund
A-Class	1.79%	5.00%	1,000.00	1,016.05	9.02
C-Class	2.54%	5.00%	1,000.00	1,012.30	12.78
H-Class	1.80%	5.00%	1,000.00	1,016.00	9.07

10 | THE RYDEX FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value September 30, 2019	Ending Account Value March 31, 2020	Expenses Paid During Period[2]
Dow Jones Industrial Average® Fund
A-Class	1.67%	5.00%	$ 1,000.00	$ 1,016.65	$ 8.42
C-Class	2.42%	5.00%	1,000.00	1,012.90	12.18
H-Class	1.67%	5.00%	1,000.00	1,016.65	8.42
Government Long Bond 1.2x Strategy Fund
Investor Class	1.06%	5.00%	1,000.00	1,019.70	5.35
A-Class	1.31%	5.00%	1,000.00	1,018.45	6.61
C-Class	2.06%	5.00%	1,000.00	1,014.70	10.38
H-Class	1.31%	5.00%	1,000.00	1,018.45	6.61
Inverse Government Long Bond Strategy Fund
Investor Class	2.93%	5.00%	1,000.00	1,010.35	14.73
A-Class	3.17%	5.00%	1,000.00	1,009.15	15.92
C-Class	3.91%	5.00%	1,000.00	1,005.45	19.60
H-Class	3.21%	5.00%	1,000.00	1,008.95	16.12
High Yield Strategy Fund
A-Class	1.62%	5.00%	1,000.00	1,016.90	8.17
C-Class	2.37%	5.00%	1,000.00	1,013.15	11.93
H-Class	1.62%	5.00%	1,000.00	1,016.90	8.17
Inverse High Yield Strategy Fund
A-Class	1.61%	5.00%	1,000.00	1,016.95	8.12
C-Class	2.34%	5.00%	1,000.00	1,013.30	11.78
H-Class	1.64%	5.00%	1,000.00	1,016.80	8.27
U.S. Government Money Market Fund
Money Market Class	1.01%	5.00%	1,000.00	1,019.95	5.10

[1]

This ratio represents annualized Net Expense, which include interest expense related to securities sold short. Excluding short interest expense, the operating ratio of the Inverse Government Long Bond Strategy Fund would be 1.51%,1.76%, 2.51%, and 1.76% for Investor Class, A-Class, C-Class, and H-Class, respectively. Excludes expenses of the underlying funds in which the Funds invest, if any.

[2]

Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period September 30, 2019 to March 31, 2020.

THE RYDEX FUNDS ANNUAL REPORT | 11

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2020

NOVA FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 150% of the performance of the S&P 500® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended March 31, 2020, Nova Fund maintained a daily correlation of over 99% to its benchmark of 150% of the daily price movement of the S&P 500 Index.

Nova Fund Investor Class returned -17.19%, while the S&P 500 Index returned -6.98% over the same time period.

The only sector contributing to the return of the underlying index was Information Technology. The sectors detracting the most were Energy, Financials, and Industrials.

The holdings contributing the most to the return of the underlying index were Microsoft Corp., Apple, Inc., and Amazon.com, Inc. The holdings detracting the most were ExxonMobil Corp., Boeing Co., and Chevron Corp.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage and not for hedging purposes. Derivatives performed as expected.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration, Guggenheim Strategy Fund II and Guggenheim Strategy Fund III (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II and Guggenheim Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee but the Fund’s adviser has agreed to waive fees to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such affiliated fund. For the one-year period ended March 31, 2020, investment in the Short Term Investment Vehicles had a negligible impact on Fund performance.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

12 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2020

Inception Dates:
Investor Class	July 12, 1993
A-Class	March 31, 2004
C-Class	March 14, 2001
H-Class	September 18, 2014

Cumulative Fund Performance*

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	21.4%
Guggenheim Ultra Short Duration Fund — Institutional Class	14.7%
Guggenheim Strategy Fund III	3.2%
Microsoft Corp.	0.0%*
Apple, Inc.	0.0%*
Amazon.com, Inc.	0.0%*
Facebook, Inc. — Class A	0.0%*
Berkshire Hathaway, Inc. — Class B	0.0%*
Johnson & Johnson	0.0%*
Alphabet, Inc. — Class C	0.0%*
Top Ten Total	39.3%

*	Security is less than 0.1%.

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*

Periods Ended March 31, 2020

	1 Year	5 Year	10 Year
Investor Class Shares	(17.19%)	5.89%	12.52%
A-Class Shares	(17.38%)	5.64%	12.25%
A-Class Shares with sales charge‡	(21.30%)	4.62%	11.71%
C-Class Shares	(18.02%)	4.86%	11.42%
C-Class Shares with CDSC§	(18.84%)	4.86%	11.42%
S&P 500 Index	(6.98%)	6.73%	10.53%

	1 Year	5 Year	Since Inception (09/18/14)
H-Class Shares	(17.39%)	5.66%	5.96%
S&P 500 Index	(6.98%)	6.73%	6.80%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on Investor Class shares and A-Class shares only; performance for C-Class shares and H-Class will vary due to differences in fee structures.

‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 13

SCHEDULE OF INVESTMENTS	March 31, 2020
NOVA FUND

	Shares	Value
COMMON STOCKS† - 0.4%

Consumer, Non-cyclical - 0.1%
Johnson & Johnson	28	$3,672
Procter & Gamble Co.	27	2,970
UnitedHealth Group, Inc.	10	2,494
Merck & Company, Inc.	27	2,077
Pfizer, Inc.	59	1,926
Coca-Cola Co.	41	1,814
PepsiCo, Inc.	15	1,802
Abbott Laboratories	19	1,499
Bristol-Myers Squibb Co.	25	1,394
Medtronic plc	14	1,263
Eli Lilly & Co.	9	1,248
PayPal Holdings, Inc.*	13	1,245
Philip Morris International, Inc.	17	1,240
AbbVie, Inc.	16	1,219
Amgen, Inc.	6	1,216
Thermo Fisher Scientific, Inc.	4	1,134
Gilead Sciences, Inc.	14	1,047
Danaher Corp.	7	969
CVS Health Corp.	14	831
Altria Group, Inc.	20	774
Mondelez International, Inc. — Class A	15	751
S&P Global, Inc.	3	735
Vertex Pharmaceuticals, Inc.*	3	714
Cigna Corp.	4	709
Allergan plc	4	708
Becton Dickinson and Co.	3	689
Automatic Data Processing, Inc.	5	683
Anthem, Inc.	3	681
Biogen, Inc.*	2	633
Colgate-Palmolive Co.	9	597
Zoetis, Inc.	5	588
Illumina, Inc.*	2	546
Kimberly-Clark Corp.	4	511
Stryker Corp.	3	500
Intuitive Surgical, Inc.*	1	495
Boston Scientific Corp.*	15	489
Regeneron Pharmaceuticals, Inc.*	1	488
Global Payments, Inc.	3	433
Moody’s Corp.	2	423
Baxter International, Inc.	5	406
Edwards Lifesciences Corp.*	2	377
Centene Corp.*	6	357
Estee Lauder Companies, Inc. — Class A	2	319
General Mills, Inc.	6	317
Humana, Inc.	1	314
ResMed, Inc.	2	295
Constellation Brands, Inc. — Class A	2	287
Verisk Analytics, Inc. — Class A	2	279
Cooper Companies, Inc.	1	276
Kroger Co.	9	271
McKesson Corp.	2	271
HCA Healthcare, Inc.	3	270
Hershey Co.	2	265
IDEXX Laboratories, Inc.*	1	242
IHS Markit Ltd.	4	240
Sysco Corp.	5	228
Monster Beverage Corp.*	4	225
IQVIA Holdings, Inc.*	2	216
Archer-Daniels-Midland Co.	6	211
Zimmer Biomet Holdings, Inc.	2	202
Church & Dwight Company, Inc.	3	193
Corteva, Inc.	8	188
FleetCor Technologies, Inc.*	1	187
Kellogg Co.	3	180
Alexion Pharmaceuticals, Inc.*	2	180
AmerisourceBergen Corp. — Class A	2	177
Align Technology, Inc.*	1	174
Tyson Foods, Inc. — Class A	3	174
Clorox Co.	1	173
Cintas Corp.	1	173
Kraft Heinz Co.	7	173
Conagra Brands, Inc.	5	147
Incyte Corp.*	2	146
Cardinal Health, Inc.	3	144
McCormick & Company, Inc.	1	141
STERIS plc	1	140
Hormel Foods Corp.	3	140
Laboratory Corporation of America Holdings*	1	126
Equifax, Inc.	1	119
Lamb Weston Holdings, Inc.	2	114
Brown-Forman Corp. — Class B	2	111
JM Smucker Co.	1	111
Hologic, Inc.*	3	105
United Rentals, Inc.*	1	103
Varian Medical Systems, Inc.*	1	103
Avery Dennison Corp.	1	102
Henry Schein, Inc.*	2	101
Gartner, Inc.*	1	100
Universal Health Services, Inc. — Class B	1	99
Campbell Soup Co.	2	92
Mylan N.V.*	6	89
Quest Diagnostics, Inc.	1	80
Molson Coors Beverage Co. — Class B	2	78
Dentsply Sirona, Inc.	2	78
DaVita, Inc.*	1	76
Rollins, Inc.	2	72
Quanta Services, Inc.	2	63
Nielsen Holdings plc	4	50
Perrigo Company plc	1	48
Robert Half International, Inc.	1	38
H&R Block, Inc.	2	28
Coty, Inc. — Class A	3	15
Total Consumer, Non-cyclical		54,006

Technology - 0.1%
Microsoft Corp.	83	13,090
Apple, Inc.	45	11,443
Intel Corp.	47	2,544
NVIDIA Corp.	7	1,845
Adobe, Inc.*	5	1,591
salesforce.com, Inc.*	10	1,440
Accenture plc — Class A	7	1,143

14 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2020
NOVA FUND

	Shares	Value
Oracle Corp.	23	$1,112
International Business Machines Corp.	10	1,109
Texas Instruments, Inc.	10	999
Broadcom, Inc.	4	948
Fidelity National Information Services, Inc.	7	851
QUALCOMM, Inc.	12	812
Intuit, Inc.	3	690
Advanced Micro Devices, Inc.*	13	591
ServiceNow, Inc.*	2	573
Fiserv, Inc.*	6	570
Micron Technology, Inc.*	12	505
Lam Research Corp.	2	480
Activision Blizzard, Inc.	8	476
Applied Materials, Inc.	10	458
Analog Devices, Inc.	4	359
Autodesk, Inc.*	2	312
Electronic Arts, Inc.*	3	300
MSCI, Inc. — Class A	1	289
KLA Corp.	2	287
Cognizant Technology Solutions Corp. — Class A	6	279
HP, Inc.	16	278
Synopsys, Inc.*	2	258
Xilinx, Inc.	3	234
ANSYS, Inc.*	1	232
Microchip Technology, Inc.	3	203
Fortinet, Inc.*	2	202
Paycom Software, Inc.*	1	202
Cadence Design Systems, Inc.*	3	198
Cerner Corp.	3	189
Paychex, Inc.	3	189
Zebra Technologies Corp. — Class A*	1	183
Akamai Technologies, Inc.*	2	183
Skyworks Solutions, Inc.	2	179
Jack Henry & Associates, Inc.	1	155
Maxim Integrated Products, Inc.	3	146
Citrix Systems, Inc.	1	142
Hewlett Packard Enterprise Co.	14	136
Western Digital Corp.	3	125
Take-Two Interactive Software, Inc.*	1	119
Seagate Technology plc	2	98
Broadridge Financial Solutions, Inc.	1	95
Leidos Holdings, Inc.	1	92
NetApp, Inc.	2	83
Qorvo, Inc.*	1	81
DXC Technology Co.	3	39
Xerox Holdings Corp.	2	38
Total Technology		49,175

Financial - 0.1%
Berkshire Hathaway, Inc. — Class B*	21	3,839
JPMorgan Chase & Co.	34	3,061
Visa, Inc. — Class A	18	2,900
Mastercard, Inc. — Class A	10	2,416
Bank of America Corp.	88	1,868
Wells Fargo & Co.	41	1,177
American Tower Corp. — Class A REIT	5	1,089
Citigroup, Inc.	23	969
CME Group, Inc. — Class A	4	692
Prologis, Inc. REIT	8	643
Equinix, Inc. REIT	1	625
American Express Co.	7	599
Crown Castle International Corp. REIT	4	578
Chubb Ltd.	5	558
U.S. Bancorp	15	517
Aon plc	3	495
Intercontinental Exchange, Inc.	6	485
PNC Financial Services Group, Inc.	5	479
Goldman Sachs Group, Inc.	3	464
Progressive Corp.	6	443
Morgan Stanley	13	442
BlackRock, Inc. — Class A	1	440
Marsh & McLennan Companies, Inc.	5	432
Truist Financial Corp.	14	432
Digital Realty Trust, Inc. REIT	3	417
Charles Schwab Corp.	12	403
Public Storage REIT	2	397
Bank of New York Mellon Corp.	9	303
Travelers Companies, Inc.	3	298
AvalonBay Communities, Inc. REIT	2	294
T. Rowe Price Group, Inc.	3	293
Allstate Corp.	3	275
Aflac, Inc.	8	274
SBA Communications Corp. REIT	1	270
Capital One Financial Corp.	5	252
Equity Residential REIT	4	247
MetLife, Inc.	8	245
Essex Property Trust, Inc. REIT	1	220
American International Group, Inc.	9	218
State Street Corp.	4	213
Prudential Financial, Inc.	4	209
Realty Income Corp. REIT	4	199
Boston Properties, Inc. REIT	2	184
Welltower, Inc. REIT	4	183
Willis Towers Watson plc	1	170
Simon Property Group, Inc. REIT	3	165
First Republic Bank	2	164
Arthur J Gallagher & Co.	2	163
SVB Financial Group*	1	151
Northern Trust Corp.	2	151
Cincinnati Financial Corp.	2	151
CBRE Group, Inc. — Class A*	4	151
Hartford Financial Services Group, Inc.	4	141
Alexandria Real Estate Equities, Inc. REIT	1	137
Weyerhaeuser Co. REIT	8	136
Duke Realty Corp. REIT	4	130
Healthpeak Properties, Inc. REIT	5	119
Fifth Third Bancorp	8	119
KeyCorp	11	114
UDR, Inc. REIT	3	110
Ventas, Inc. REIT	4	107
Discover Financial Services	3	107
Loews Corp.	3	105
WR Berkley Corp.	2	104
Assurant, Inc.	1	104

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 15

SCHEDULE OF INVESTMENTS (continued)	March 31, 2020
NOVA FUND

	Shares	Value
M&T Bank Corp.	1	$103
Mid-America Apartment Communities, Inc. REIT	1	103
Ameriprise Financial, Inc.	1	102
Synchrony Financial	6	97
Extra Space Storage, Inc. REIT	1	96
Nasdaq, Inc.	1	95
Citizens Financial Group, Inc.	5	94
Principal Financial Group, Inc.	3	94
Western Union Co.	5	91
Huntington Bancshares, Inc.	11	90
Regions Financial Corp.	10	90
Cboe Global Markets, Inc.	1	89
Host Hotels & Resorts, Inc. REIT	8	88
Regency Centers Corp. REIT	2	77
Federal Realty Investment Trust REIT	1	75
Vornado Realty Trust REIT	2	72
Globe Life, Inc.	1	72
Iron Mountain, Inc. REIT	3	71
Apartment Investment & Management Co. — Class A REIT	2	70
E*TRADE Financial Corp.	2	69
Raymond James Financial, Inc.	1	63
Comerica, Inc.	2	59
People’s United Financial, Inc.	5	55
Zions Bancorp North America	2	53
Lincoln National Corp.	2	53
Franklin Resources, Inc.	3	50
Kimco Realty Corp. REIT	5	48
SL Green Realty Corp. REIT	1	43
Invesco Ltd.	4	36
Unum Group	2	30
Total Financial		36,064

Communications - 0.1%
Amazon.com, Inc.*	4	7,799
Facebook, Inc. — Class A*	26	4,337
Alphabet, Inc. — Class C*	3	3,488
Alphabet, Inc. — Class A*	3	3,486
Verizon Communications, Inc.	44	2,364
AT&T, Inc.	79	2,303
Netflix, Inc.*	5	1,877
Walt Disney Co.	19	1,835
Cisco Systems, Inc.	46	1,808
Comcast Corp. — Class A	49	1,685
Charter Communications, Inc. — Class A*	2	873
Motorola Solutions, Inc.	2	266
T-Mobile US, Inc.*	3	252
eBay, Inc.	8	240
Arista Networks, Inc.*	1	202
Twitter, Inc.*	8	196
CDW Corp.	2	187
VeriSign, Inc.*	1	180
Corning, Inc.	8	164
Expedia Group, Inc.	2	113
NortonLifeLock, Inc.	6	112
Omnicom Group, Inc.	2	110
F5 Networks, Inc.*	1	107
CenturyLink, Inc.	11	104
Fox Corp. — Class A	4	94
ViacomCBS, Inc. — Class B	6	84
Juniper Networks, Inc.	4	77
Discovery, Inc. — Class C*	4	70
Interpublic Group of Companies, Inc.	4	65
DISH Network Corp. — Class A*	3	60
Fox Corp. — Class B	2	46
Discovery, Inc. — Class A*	2	39
News Corp. — Class A	4	36
News Corp. — Class B	1	9
Total Communications		34,668

Industrial - 0.0%
Honeywell International, Inc.	8	1,070
Lockheed Martin Corp.	3	1,017
Union Pacific Corp.	7	987
Boeing Co.	6	895
United Technologies Corp.	9	849
3M Co.	6	819
General Electric Co.	95	754
United Parcel Service, Inc. — Class B	8	747
Caterpillar, Inc.	6	696
Northrop Grumman Corp.	2	605
CSX Corp.	8	459
Norfolk Southern Corp.	3	438
Illinois Tool Works, Inc.	3	426
Deere & Co.	3	415
General Dynamics Corp.	3	397
Raytheon Co.	3	394
Waste Management, Inc.	4	370
FedEx Corp.	3	364
L3Harris Technologies, Inc.	2	360
Emerson Electric Co.	7	333
TransDigm Group, Inc.	1	320
Roper Technologies, Inc.	1	312
Eaton Corporation plc	4	311
Ball Corp.	4	259
TE Connectivity Ltd.	4	252
Trane Technologies plc	3	248
Amphenol Corp. — Class A	3	219
Johnson Controls International plc	8	216
Agilent Technologies, Inc.	3	215
Stanley Black & Decker, Inc.	2	200
Old Dominion Freight Line, Inc.	2	197
Martin Marietta Materials, Inc.	1	189
Waters Corp.*	1	182
Dover Corp.	2	168
Keysight Technologies, Inc.*	2	167
Fortive Corp.	3	166
Rockwell Automation, Inc.	1	151
Republic Services, Inc. — Class A	2	150
Garmin Ltd.	2	150
AMETEK, Inc.	2	144
IDEX Corp.	1	138
Amcor plc	17	138
Expeditors International of Washington, Inc.	2	134

16 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2020
NOVA FUND

	Shares	Value
Xylem, Inc.	2	$130
Parker-Hannifin Corp.	1	130
Kansas City Southern	1	127
Snap-on, Inc.	1	109
Vulcan Materials Co.	1	108
Masco Corp.	3	104
Ingersoll Rand, Inc.*	4	99
Westinghouse Air Brake Technologies Corp.	2	96
J.B. Hunt Transport Services, Inc.	1	92
Allegion plc	1	92
Packaging Corporation of America	1	87
Westrock Co.	3	85
Jacobs Engineering Group, Inc.	1	79
PerkinElmer, Inc.	1	75
CH Robinson Worldwide, Inc.	1	66
Arconic, Inc.	4	64
Pentair plc	2	60
Textron, Inc.	2	53
Sealed Air Corp.	2	49
Fortune Brands Home & Security, Inc.	1	43
AO Smith Corp.	1	38
FLIR Systems, Inc.	1	32
Flowserve Corp.	1	24
Total Industrial		18,863

Consumer, Cyclical - 0.0%
Home Depot, Inc.	12	2,240
Walmart, Inc.	15	1,704
Costco Wholesale Corp.	5	1,426
McDonald’s Corp.	8	1,323
NIKE, Inc. — Class B	13	1,076
Starbucks Corp.	13	855
Lowe’s Companies, Inc.	8	688
TJX Companies, Inc.	13	622
Target Corp.	5	465
Dollar General Corp.	3	453
Walgreens Boots Alliance, Inc.	8	366
Ross Stores, Inc.	4	348
O’Reilly Automotive, Inc.*	1	301
General Motors Co.	14	291
Cummins, Inc.	2	271
PACCAR, Inc.	4	244
Marriott International, Inc. — Class A	3	224
Dollar Tree, Inc.*	3	220
VF Corp.	4	216
Yum! Brands, Inc.	3	206
Hilton Worldwide Holdings, Inc.	3	205
Ford Motor Co.	42	203
Fastenal Co.	6	187
Southwest Airlines Co.	5	178
Ulta Beauty, Inc.*	1	176
Delta Air Lines, Inc.	6	171
Las Vegas Sands Corp.	4	170
Aptiv plc	3	147
Copart, Inc.*	2	137
DR Horton, Inc.	4	136
Genuine Parts Co.	2	135
Tiffany & Co.	1	129
Lennar Corp. — Class A	3	115
Best Buy Company, Inc.	2	114
CarMax, Inc.*	2	108
Advance Auto Parts, Inc.	1	93
Live Nation Entertainment, Inc.*	2	91
Whirlpool Corp.	1	86
Tractor Supply Co.	1	85
Mohawk Industries, Inc.*	1	76
Hasbro, Inc.	1	71
MGM Resorts International	6	71
PulteGroup, Inc.	3	67
Ralph Lauren Corp. — Class A	1	67
Royal Caribbean Cruises Ltd.	2	64
United Airlines Holdings, Inc.*,1	2	63
LKQ Corp.*	3	62
Wynn Resorts Ltd.	1	60
Darden Restaurants, Inc.	1	54
Newell Brands, Inc.	4	53
Carnival Corp.	4	53
American Airlines Group, Inc.[1]	4	49
BorgWarner, Inc.	2	49
Tapestry, Inc.	3	39
Harley-Davidson, Inc.	2	38
PVH Corp.	1	38
Hanesbrands, Inc.	4	31
Kohl’s Corp.	2	29
Alaska Air Group, Inc.	1	29
Leggett & Platt, Inc.	1	26
L Brands, Inc.	2	23
Norwegian Cruise Line Holdings Ltd.*	2	22
Capri Holdings Ltd.*	2	22
Under Armour, Inc. — Class A*	2	18
Under Armour, Inc. — Class C*	2	16
Nordstrom, Inc.	1	15
Macy’s, Inc.[1]	3	15
Gap, Inc.	2	14
Total Consumer, Cyclical		17,439

Utilities - 0.0%
NextEra Energy, Inc.	5	1,203
Dominion Energy, Inc.	9	650
Duke Energy Corp.	8	647
Southern Co.	11	596
American Electric Power Company, Inc.	5	400
Exelon Corp.	10	368
Xcel Energy, Inc.	6	362
Sempra Energy	3	339
Consolidated Edison, Inc.	4	312
WEC Energy Group, Inc.	3	264
FirstEnergy Corp.	6	240
American Water Works Company, Inc.	2	239
Eversource Energy	3	235
Public Service Enterprise Group, Inc.	5	225
Edison International	4	219
Ameren Corp.	3	219
PPL Corp.	8	197
DTE Energy Co.	2	190
Entergy Corp.	2	188

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 17

SCHEDULE OF INVESTMENTS (continued)	March 31, 2020
NOVA FUND

	Shares	Value
CMS Energy Corp.	3	$176
Alliant Energy Corp.	3	145
Evergy, Inc.	2	110
NiSource, Inc.	4	100
Atmos Energy Corp.	1	99
AES Corp.	7	95
NRG Energy, Inc.	3	82
CenterPoint Energy, Inc.	5	77
Pinnacle West Capital Corp.	1	76
Total Utilities		8,053

Energy - 0.0%
Exxon Mobil Corp.	45	1,709
Chevron Corp.	20	1,449
ConocoPhillips	12	370
Kinder Morgan, Inc.	21	292
Phillips 66	5	268
EOG Resources, Inc.	6	215
Schlumberger Ltd.	15	202
Williams Companies, Inc.	13	184
Valero Energy Corp.	4	181
Marathon Petroleum Corp.	7	165
Pioneer Natural Resources Co.	2	140
Occidental Petroleum Corp.	10	116
Hess Corp.	3	100
ONEOK, Inc.	4	87
Concho Resources, Inc.	2	86
Baker Hughes Co.	7	74
Cabot Oil & Gas Corp. — Class A	4	69
Halliburton Co.	9	62
Diamondback Energy, Inc.	2	52
HollyFrontier Corp.	2	49
National Oilwell Varco, Inc.	4	39
TechnipFMC plc	5	34
Noble Energy, Inc.	5	30
Marathon Oil Corp.	9	30
Devon Energy Corp.	4	28
Apache Corp.	4	17
Helmerich & Payne, Inc.	1	16
Total Energy		6,064

Basic Materials - 0.0%
Linde plc	6	1,038
Ecolab, Inc.	3	467
Sherwin-Williams Co.	1	460
Newmont Corp.	9	407
Air Products & Chemicals, Inc.	2	399
DuPont de Nemours, Inc.	8	273
PPG Industries, Inc.	3	251
Dow, Inc.	8	234
LyondellBasell Industries N.V. — Class A	3	149
International Paper Co.	4	125
Nucor Corp.	3	108
Freeport-McMoRan, Inc.	16	108
International Flavors & Fragrances, Inc.	1	102
FMC Corp.	1	82
Celanese Corp. — Class A	1	73
Albemarle Corp.	1	56
CF Industries Holdings, Inc.	2	54
Eastman Chemical Co.	1	47
Mosaic Co.	4	43
Total Basic Materials		4,476

Total Common Stocks
(Cost $178,194)		228,808

MUTUAL FUNDS† - 39.3%
Guggenheim Strategy Fund II2	468,262	11,261,712
Guggenheim Ultra Short Duration Fund — Institutional Class[2]	793,141	7,748,990
Guggenheim Strategy Fund III[2]	70,834	1,704,973
Total Mutual Funds
(Cost $21,272,000)		20,715,675

	Face Amount
FEDERAL AGENCY DISCOUNT NOTES†† - 7.8%
Federal Home Loan Bank
0.05% due 04/01/20[3]	$4,109,000	4,109,000
Total Federal Agency Discount Notes
(Cost $4,109,000)		4,109,000

U.S. TREASURY BILLS†† - 1.8%
U.S. Treasury Bills
0.50% due 04/30/20[3,4]	916,000	915,959
Total U.S. Treasury Bills
(Cost $915,625)		915,959

REPURCHASE AGREEMENTS††,5 - 24.8%
J.P. Morgan Securities LLC issued 03/31/20 at 0.01% due 04/01/20[6]	9,455,551	9,455,551
BofA Securities, Inc. issued 03/31/20 at 0.00% due 04/01/20[6]	3,636,751	3,636,751
Total Repurchase Agreements
(Cost $13,092,302)		13,092,302

	Shares
SECURITIES LENDING COLLATERAL†,7 - 0.0%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.39%[8]	80	80
Total Securities Lending Collateral
(Cost $80)		80

Total Investments - 74.1%
(Cost $39,567,201)		$39,061,824
Other Assets & Liabilities, net - 25.9%		13,637,033
Total Net Assets - 100.0%		$52,698,857

18 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2020
NOVA FUND

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Equity Futures Contracts Purchased†
S&P 500 Index Mini Futures Contracts	25	Jun 2020	$3,215,625	$5,787

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Depreciation
OTC Equity Index Swap Agreements††
BNP Paribas	S&P 500 Index	1.54% (1 Month USD LIBOR + 0.55%)	At Maturity	04/29/20	345	$891,525	$(15,687)
Barclays Bank plc	S&P 500 Index	1.04% (1 Week USD LIBOR + 0.45%)	At Maturity	04/30/20	13,925	35,989,255	(585,667)
Goldman Sachs International	S&P 500 Index	1.04% (1 Week USD LIBOR + 0.45%)	At Maturity	04/28/20	15,009	38,790,883	(650,970)
						$75,671,663	$(1,252,324)

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at March 31, 2020 — See Note 7.
[2]	Affiliated issuer.
[3]	Rate indicated is the effective yield at the time of purchase.
[4]	All or a portion of this security is pledged as futures collateral at March 31, 2020.
[5]	Repurchase Agreements — See Note 6.
[6]	All or a portion of this security is pledged as equity index swap collateral at March 31, 2020.
[7]	Securities lending collateral — See Note 7.
[8]	Rate indicated is the 7-day yield as of March 31, 2020.
LIBOR — London Interbank Offered Rate
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 19

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2020
NOVA FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$228,808	$—	$—	$228,808
Mutual Funds	20,715,675	—	—	20,715,675
Federal Agency Discount Notes	—	4,109,000	—	4,109,000
U.S. Treasury Bills	—	915,959	—	915,959
Repurchase Agreements	—	13,092,302	—	13,092,302
Securities Lending Collateral	80	—	—	80
Equity Futures Contracts**	5,787	—	—	5,787
Total Assets	$20,950,350	$18,117,261	$—	$39,067,611

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Index Swap Agreements**	$—	$1,252,324	$—	$1,252,324

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2019, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180419000405/gug78512-ncsr.htm.

Transactions during the year ended March 31, 2020, in which the company is an affiliated issuer, were as follows:

Security Name	Value 03/31/19	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 03/31/20	Shares 03/31/20	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$15,241,850	$1,400,001	$(5,000,000)	$(60,844)	$(319,295)	$11,261,712	468,262	$386,488
Guggenheim Strategy Fund III	6,937,830	—	(5,000,000)	(228,442)	(4,415)	1,704,973	70,834	187,512
Guggenheim Ultra Short Duration Fund — Institutional Class	10,837,820	6,200,000	(9,000,000)	(130,981)	(157,849)	7,748,990	793,141	293,396
	$33,017,500	$7,600,001	$(19,000,000)	$(420,267)	$(481,559)	$20,715,675		$867,396

20 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOVA FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2020

Assets:
Investments in unaffiliated issuers, at value - including $78 of securities loaned (cost $5,202,899)	$5,253,847
Investments in affiliated issuers, at value (cost $21,272,000)	20,715,675
Repurchase agreements, at value (cost $13,092,302)	13,092,302
Cash	5,607,861
Segregated cash with broker	9,773,076
Receivables:
Fund shares sold	714,052
Dividends	78,815
Variation margin on futures contracts	5,787
Interest	3
Securities lending income	2
Total assets	55,241,420

Liabilities:
Unrealized depreciation on OTC swap agreements	1,252,324
Payable for:
Fund shares redeemed	893,304
Swap settlement	141,418
Management fees	51,319
Transfer agent and administrative fees	31,367
Portfolio accounting fees	7,208
Distribution and service fees	7,084
Trustees’ fees	2,285
Return of securities lending collateral	80
Miscellaneous	156,174
Total liabilities	2,542,563
Commitments and contingent liabilities (Note 12)	—
Net assets	$52,698,857

Net assets consist of:
Paid in capital	$89,081,688
Total distributable earnings (loss)	(36,382,831)
Net assets	$52,698,857

Investor Class:
Net assets	$37,874,256
Capital shares outstanding	595,274
Net asset value per share	$63.62

A-Class:
Net assets	$7,434,726
Capital shares outstanding	126,246
Net asset value per share	$58.89
Maximum offering price per share (Net asset value divided by 95.25%)	$61.83

C-Class:
Net assets	$3,333,339
Capital shares outstanding	64,387
Net asset value per share	$51.77

H-Class:
Net assets	$4,056,536
Capital shares outstanding	68,827
Net asset value per share	$58.94

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 21

NOVA FUND

STATEMENT OF OPERATIONS
Year Ended March 31, 2020

Investment Income:
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $3)	$4,374,714
Dividends from securities of affiliated issuers	867,396
Interest	852,546
Income from securities lending, net	1,637
Total investment income	6,096,293

Expenses:
Management fees	2,197,594
Distribution and service fees:
A-Class	53,586
C-Class	41,906
H-Class	103,821
Transfer agent and administrative fees	745,879
Portfolio accounting fees	275,241
Registration fees	249,295
Professional fees	126,079
Printing fees	69,117
Trustees’ fees*	63,958
Pricing fees	63,256
Custodian fees	41,816
Line of credit fees	1,677
Miscellaneous	190,701
Total expenses	4,223,926
Less:
Expenses waived by Adviser	$(31,034)
Net expenses	4,192,892
Net investment income	1,903,401

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	13,460,339
Investments in affiliated issuers	(420,267)
Swap agreements	(17,155,385)
Futures contracts	684,381
Net realized loss	(3,430,932)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(19,515,504)
Investments in affiliated issuers	(481,559)
Swap agreements	(2,583,813)
Futures contracts	(2,973,895)
Net change in unrealized appreciation (depreciation)	(25,554,771)
Net realized and unrealized loss	(28,985,703)
Net decrease in net assets resulting from operations	$(27,082,302)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

22 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOVA FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2020	Year Ended March 31, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment income	$1,903,401	$2,138,897
Net realized gain (loss) on investments	(3,430,932)	7,243,373
Net change in unrealized appreciation (depreciation) on investments	(25,554,771)	31,370,800
Net increase (decrease) in net assets resulting from operations	(27,082,302)	40,753,070

Capital share transactions:
Proceeds from sale of shares
Investor Class	1,884,601,216	3,267,814,139
A-Class	134,948,538	284,034,909
C-Class	1,007,068	17,370,012
H-Class	389,155,191	512,367,614
Cost of shares redeemed
Investor Class	(2,067,340,105)	(3,509,187,067)
A-Class	(150,323,713)	(296,190,807)
C-Class	(1,175,937)	(23,997,212)
H-Class	(433,198,924)	(496,652,060)
Net decrease from capital share transactions	(242,326,666)	(244,440,472)
Net decrease in net assets	(269,408,968)	(203,687,402)

Net assets:
Beginning of year	322,107,825	525,795,227
End of year	$52,698,857	$322,107,825

Capital share activity:
Shares sold
Investor Class	22,279,494	44,886,045
A-Class	1,760,253	4,152,405
C-Class	16,542	281,514
H-Class	4,984,254	7,575,202
Shares redeemed
Investor Class	(24,844,947)	(48,213,160)
A-Class	(1,999,067)	(4,329,588)
C-Class	(18,108)	(387,815)
H-Class	(5,603,433)	(7,334,463)
Net decrease in shares	(3,425,012)	(3,369,860)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 23

NOVA FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016
Per Share Data
Net asset value, beginning of period	$76.83	$69.63	$60.14	$49.18	$49.42
Income (loss) from investment operations:
Net investment income (loss)[a]	.61	.48	.40	.08	.07
Net gain (loss) on investments (realized and unrealized)	(13.82)	6.72	10.50	11.56	(.25)
Total from investment operations	(13.21)	7.20	10.90	11.64	(.18)
Less distributions from:
Net investment income	—	—	(.02)	(.02)	(.06)
Net realized gains	—	—	(1.39)	(.66)	—
Total distributions	—	—	(1.41)	(.68)	(.06)
Net asset value, end of period	$63.62	$76.83	$69.63	$60.14	$49.18

Total Return	(17.19%)	10.34%	18.09%	23.84%	(0.36%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$37,874	$242,831	$451,764	$78,531	$164,820
Ratios to average net assets:
Net investment income (loss)	0.71%	0.65%	0.58%	0.15%	0.14%
Total expenses[b]	1.37%	1.35%	1.26%	1.28%	1.25%
Net expenses[c]	1.36%	1.35%	1.26%	1.28%	1.25%
Portfolio turnover rate	690%	1,078%	2,067%	1,288%	619%

A-Class	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016
Per Share Data
Net asset value, beginning of period	$71.28	$64.72	$56.18	$46.08	$46.40
Income (loss) from investment operations:
Net investment income (loss)[a]	.40	.28	.25	(.02)	(.05)
Net gain (loss) on investments (realized and unrealized)	(12.79)	6.28	9.70	10.80	(.21)
Total from investment operations	(12.39)	6.56	9.95	10.78	(.26)
Less distributions from:
Net investment income	—	—	(.02)	(.02)	(.06)
Net realized gains	—	—	(1.39)	(.66)	—
Total distributions	—	—	(1.41)	(.68)	(.06)
Net asset value, end of period	$58.89	$71.28	$64.72	$56.18	$46.08

Total Return[d]	(17.38%)	10.14%	17.68%	23.57%	(0.56%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,435	$26,022	$35,094	$3,528	$13,626
Ratios to average net assets:
Net investment income (loss)	0.52%	0.41%	0.39%	(0.05%)	(0.11%)
Total expenses[b]	1.62%	1.60%	1.51%	1.53%	1.51%
Net expenses[c]	1.61%	1.60%	1.51%	1.53%	1.51%
Portfolio turnover rate	690%	1,078%	2,067%	1,288%	619%

24 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOVA FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016
Per Share Data
Net asset value, beginning of period	$63.15	$57.77	$50.57	$41.86	$42.50
Income (loss) from investment operations:
Net investment income (loss)[a]	(.22)	(.20)	(.27)	(.40)	(.34)
Net gain (loss) on investments (realized and unrealized)	(11.16)	5.58	8.88	9.79	(.24)
Total from investment operations	(11.38)	5.38	8.61	9.39	(.58)
Less distributions from:
Net investment income	—	—	(.02)	(.02)	(.06)
Net realized gains	—	—	(1.39)	(.66)	—
Total distributions	—	—	(1.41)	(.68)	(.06)
Net asset value, end of period	$51.77	$63.15	$57.77	$50.57	$41.86

Total Return[d]	(18.02%)	9.31%	17.01%	22.60%	(1.36%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,333	$4,165	$9,952	$9,676	$11,090
Ratios to average net assets:
Net investment income (loss)	(.32%)	(0.33%)	(0.48%)	(0.89%)	(0.83%)
Total expenses[b]	2.38%	2.35%	2.28%	2.27%	2.26%
Net expenses[c]	2.37%	2.35%	2.28%	2.27%	2.26%
Portfolio turnover rate	690%	1,078%	2,067%	1,288%	619%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 25

NOVA FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016
Per Share Data
Net asset value, beginning of period	$71.35	$64.80	$56.15	$46.06	$46.40
Income (loss) from investment operations:
Net investment income (loss)[a]	.36	.30	.19	(.07)	(.06)
Net gain (loss) on investments (realized and unrealized)	(12.77)	6.25	9.87	10.84	(.22)
Total from investment operations	(12.41)	6.55	10.06	10.77	(.28)
Less distributions from:
Net investment income	—	—	(.02)	(.02)	(.06)
Net realized gains	—	—	(1.39)	(.66)	—
Total distributions	—	—	(1.41)	(.68)	(.06)
Net asset value, end of period	$58.94	$71.35	$64.80	$56.15	$46.06

Total Return	(17.39%)	10.11%	17.88%	23.56%	(0.60%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,057	$49,090	$28,985	$17,716	$13,938
Ratios to average net assets:
Net investment income (loss)	0.46%	0.44%	0.30%	(0.15%)	(0.14%)
Total expenses[b]	1.62%	1.61%	1.52%	1.52%	1.51%
Net expenses[c]	1.61%	1.61%	1.52%	1.52%	1.51%
Portfolio turnover rate	690%	1,078%	2,067%	1,288%	619%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Does not include expenses of the underlying funds in which the Fund invests.
[c]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[d]	Total return does not reflect the impact of any applicable sales charges.

26 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2020

S&P 500® FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the S&P 500® Index (the “underlying index”).

For the one-year period ended March 31, 2020, S&P 500® Fund maintained a daily correlation of over 99% to its benchmark of the daily price movement of the S&P 500 Index.

S&P 500® Fund H-Class returned -8.65%, while the S&P 500 Index returned -6.98%.

The only sector contributing to the return of the underlying index was Information Technology. The sectors detracting the most were Energy, Financials, and Industrials.

The holdings contributing the most to the return of the underlying index were Microsoft Corp., Apple, Inc., and Amazon.com, Inc. The holdings detracting the most were Exxon Mobil Corp., Boeing Co., and Chevron Corp.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the most efficient manner possible and not for hedging purposes. Derivatives performed as expected.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	May 31, 2006
C-Class	May 31, 2006
H-Class	May 31, 2006

Ten Largest Holdings (% of Total Net Assets)
Microsoft Corp.	3.4%
Apple, Inc.	3.0%
Amazon.com, Inc.	2.3%
Facebook, Inc. — Class A	1.1%
Berkshire Hathaway, Inc. — Class B	1.0%
Alphabet, Inc. — Class A	1.0%
Alphabet, Inc. — Class C	1.0%
Johnson & Johnson	1.0%
JPMorgan Chase & Co.	0.8%
Visa, Inc. — Class A	0.8%
Top Ten Total	15.4%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

THE RYDEX FUNDS ANNUAL REPORT | 27

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2020

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2020

	1 Year	5 Year	10 Year
A-Class Shares	(8.67%)	4.90%	8.71%
A-Class Shares with sales charge‡	(13.01%)	3.89%	8.18%
C-Class Shares	(9.35%)	4.12%	7.87%
C-Class Shares with CDSC§	(10.24%)	4.12%	7.87%
H-Class Shares	(8.65%)	4.90%	8.71%
S&P 500 Index	(6.98%)	6.73%	10.53%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fees structures.

‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

28 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2020
S&P 500® FUND

	Shares	Value
COMMON STOCKS† - 60.7%

Consumer, Non-cyclical - 14.3%
Johnson & Johnson	10,038	$1,316,283
Procter & Gamble Co.	9,512	1,046,320
UnitedHealth Group, Inc.	3,614	901,259
Merck & Company, Inc.	9,711	747,164
Pfizer, Inc.	21,108	688,965
Coca-Cola Co.	14,708	650,829
PepsiCo, Inc.	5,319	638,812
Abbott Laboratories	6,741	531,932
Bristol-Myers Squibb Co.	8,941	498,371
Medtronic plc	5,112	461,000
Amgen, Inc.	2,266	459,386
Eli Lilly & Co.	3,223	447,095
Thermo Fisher Scientific, Inc.	1,529	433,624
Philip Morris International, Inc.	5,934	432,945
AbbVie, Inc.	5,640	429,712
PayPal Holdings, Inc.*	4,479	428,819
Gilead Sciences, Inc.	4,825	360,717
Danaher Corp.	2,438	337,444
CVS Health Corp.	4,962	294,395
Altria Group, Inc.	7,125	275,524
Mondelez International, Inc. — Class A	5,492	275,039
Cigna Corp.	1,424	252,304
Becton Dickinson and Co.	1,032	237,123
Vertex Pharmaceuticals, Inc.*	981	233,429
S&P Global, Inc.	932	228,387
Automatic Data Processing, Inc.	1,650	225,522
Allergan plc	1,252	221,729
Anthem, Inc.	967	219,548
Intuitive Surgical, Inc.*	441	218,388
Biogen, Inc.*	688	217,669
Colgate-Palmolive Co.	3,269	216,931
Zoetis, Inc.	1,817	213,843
Stryker Corp.	1,228	204,450
Boston Scientific Corp.*	5,316	173,461
Kimberly-Clark Corp.	1,308	167,254
Global Payments, Inc.	1,146	165,288
Humana, Inc.	505	158,580
Baxter International, Inc.	1,947	158,077
Illumina, Inc.*	561	153,220
Edwards Lifesciences Corp.*	796	150,142
Regeneron Pharmaceuticals, Inc.*	305	148,928
Estee Lauder Companies, Inc. — Class A	849	135,280
Centene Corp.*	2,227	132,306
Moody’s Corp.	619	130,918
General Mills, Inc.	2,305	121,635
Kroger Co.	3,059	92,137
IHS Markit Ltd.	1,529	91,740
Constellation Brands, Inc. — Class A	639	91,607
HCA Healthcare, Inc.	1,009	90,659
Sysco Corp.	1,946	88,796
Verisk Analytics, Inc. — Class A	625	87,113
McKesson Corp.	616	83,320
Clorox Co.	479	82,987
Monster Beverage Corp.*	1,456	81,915
ResMed, Inc.	548	80,715
Zimmer Biomet Holdings, Inc.	785	79,348
IDEXX Laboratories, Inc.*	327	79,212
Alexion Pharmaceuticals, Inc.*	844	75,783
Hershey Co.	566	74,995
Archer-Daniels-Midland Co.	2,123	74,687
IQVIA Holdings, Inc.*	688	74,208
Corteva, Inc.	2,855	67,093
McCormick & Company, Inc.	471	66,510
Tyson Foods, Inc. — Class A	1,126	65,162
FleetCor Technologies, Inc.*	331	61,745
Church & Dwight Company, Inc.	936	60,072
Kraft Heinz Co.	2,375	58,757
Kellogg Co.	950	56,991
Cintas Corp.	320	55,430
Equifax, Inc.	462	55,186
Conagra Brands, Inc.	1,856	54,455
Cardinal Health, Inc.	1,116	53,501
Cooper Companies, Inc.	189	52,102
Teleflex, Inc.	177	51,836
AmerisourceBergen Corp. — Class A	573	50,710
Incyte Corp.*	682	49,943
Hormel Foods Corp.	1,061	49,485
JM Smucker Co.	435	48,285
MarketAxess Holdings, Inc.	145	48,223
Align Technology, Inc.*	274	47,662
Laboratory Corporation of America Holdings*	370	46,764
STERIS plc	323	45,210
Quest Diagnostics, Inc.	514	41,274
Brown-Forman Corp. — Class B	695	38,579
Hologic, Inc.*	1,023	35,907
Varian Medical Systems, Inc.*	347	35,623
Gartner, Inc.*	341	33,953
Dentsply Sirona, Inc.	848	32,928
Avery Dennison Corp.	318	32,395
Lamb Weston Holdings, Inc.	557	31,805
Universal Health Services, Inc. — Class B	306	30,318
Campbell Soup Co.	644	29,727
United Rentals, Inc.*	287	29,532
Mylan N.V.*	1,969	29,358
Henry Schein, Inc.*	560	28,291
Molson Coors Beverage Co. — Class B	717	27,970
DaVita, Inc.*	342	26,013
ABIOMED, Inc.*	172	24,968
Perrigo Company plc	519	24,959
Rollins, Inc.	537	19,407
Quanta Services, Inc.	543	17,229
Nielsen Holdings plc	1,357	17,017
Robert Half International, Inc.	448	16,912
H&R Block, Inc.	745	10,490
Coty, Inc. — Class A	1,127	5,815
Total Consumer, Non-cyclical		19,234,861

Technology - 12.8%
Microsoft Corp.	29,097	4,588,888
Apple, Inc.	15,930	4,050,840

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 29

SCHEDULE OF INVESTMENTS (continued)	March 31, 2020
S&P 500® FUND

	Shares	Value
Intel Corp.	16,592	$897,959
NVIDIA Corp.	2,334	615,242
Adobe, Inc.*	1,846	587,471
salesforce.com, Inc.*	3,383	487,084
Oracle Corp.	8,263	399,351
Accenture plc — Class A	2,422	395,416
International Business Machines Corp.	3,378	374,721
Broadcom, Inc.	1,513	358,732
Texas Instruments, Inc.	3,565	356,250
QUALCOMM, Inc.	4,355	294,616
Fidelity National Information Services, Inc.	2,344	285,124
Intuit, Inc.	993	228,390
Fiserv, Inc.*	2,178	206,888
ServiceNow, Inc.*	719	206,051
Advanced Micro Devices, Inc.*	4,461	202,886
Micron Technology, Inc.*	4,222	177,577
Activision Blizzard, Inc.	2,930	174,276
Applied Materials, Inc.	3,523	161,424
Lam Research Corp.	553	132,720
Autodesk, Inc.*	839	130,968
Analog Devices, Inc.	1,405	125,958
Electronic Arts, Inc.*	1,114	111,589
HP, Inc.	5,652	98,119
Cognizant Technology Solutions Corp. — Class A	2,088	97,029
MSCI, Inc. — Class A	323	93,334
KLA Corp.	602	86,532
Paychex, Inc.	1,215	76,448
ANSYS, Inc.*	326	75,785
Cerner Corp.	1,198	75,462
Xilinx, Inc.	959	74,745
Synopsys, Inc.*	573	73,797
Cadence Design Systems, Inc.*	1,070	70,663
Citrix Systems, Inc.	439	62,140
Microchip Technology, Inc.	911	61,766
Skyworks Solutions, Inc.	650	58,097
Akamai Technologies, Inc.*	616	56,358
Fortinet, Inc.*	541	54,733
Take-Two Interactive Software, Inc.*	432	51,240
Maxim Integrated Products, Inc.	1,032	50,166
Hewlett Packard Enterprise Co.	4,936	47,929
Western Digital Corp.	1,134	47,197
Leidos Holdings, Inc.	508	46,558
Jack Henry & Associates, Inc.	293	45,485
Seagate Technology plc	882	43,042
Broadridge Financial Solutions, Inc.	437	41,441
Zebra Technologies Corp. — Class A*	206	37,822
Paycom Software, Inc.*	187	37,776
NetApp, Inc.	870	36,270
Qorvo, Inc.*	443	35,719
IPG Photonics Corp.*	136	14,998
Xerox Holdings Corp.	709	13,428
DXC Technology Co.	976	12,737
Total Technology		17,227,237

Communications - 9.6%
Amazon.com, Inc.*	1,588	3,096,155
Facebook, Inc. — Class A*	9,179	1,531,057
Alphabet, Inc. — Class A*	1,143	1,328,109
Alphabet, Inc. — Class C*	1,140	1,325,604
Verizon Communications, Inc.	15,774	847,537
AT&T, Inc.	27,862	812,177
Walt Disney Co.	6,875	664,125
Cisco Systems, Inc.	16,181	636,075
Netflix, Inc.*	1,672	627,836
Comcast Corp. — Class A	17,315	595,290
Charter Communications, Inc. — Class A*	598	260,913
Booking Holdings, Inc.*	160	215,251
T-Mobile US, Inc.*	1,207	101,267
eBay, Inc.	2,917	87,685
Motorola Solutions, Inc.	654	86,930
Twitter, Inc.*	2,961	72,722
VeriSign, Inc.*	394	70,956
Corning, Inc.	2,933	60,244
CDW Corp.	548	51,112
Omnicom Group, Inc.	830	45,567
Arista Networks, Inc.*	207	41,928
NortonLifeLock, Inc.	2,187	40,919
CenturyLink, Inc.	3,742	35,399
Fox Corp. — Class A	1,352	31,948
Expedia Group, Inc.	533	29,992
ViacomCBS, Inc. — Class B	2,061	28,875
F5 Networks, Inc.*	232	24,738
Juniper Networks, Inc.	1,277	24,442
Interpublic Group of Companies, Inc.	1,479	23,945
Discovery, Inc. — Class C*	1,279	22,434
DISH Network Corp. — Class A*	976	19,510
Fox Corp. — Class B	619	14,163
News Corp. — Class A	1,482	13,301
Discovery, Inc. — Class A*	603	11,722
News Corp. — Class B	464	4,171
Total Communications		12,884,099

Financial - 9.5%
Berkshire Hathaway, Inc. — Class B*	7,461	1,364,095
JPMorgan Chase & Co.	11,963	1,077,029
Visa, Inc. — Class A	6,529	1,051,952
Mastercard, Inc. — Class A	3,386	817,922
Bank of America Corp.	30,878	655,540
Wells Fargo & Co.	14,680	421,316
American Tower Corp. — Class A REIT	1,689	367,780
Citigroup, Inc.	8,327	350,733
CME Group, Inc. — Class A	1,367	236,368
Crown Castle International Corp. REIT	1,586	229,018
Prologis, Inc. REIT	2,816	226,322
American Express Co.	2,559	219,076
Equinix, Inc. REIT	325	202,985
BlackRock, Inc. — Class A	450	197,987
Chubb Ltd.	1,729	193,112
Goldman Sachs Group, Inc.	1,215	187,827
U.S. Bancorp	5,421	186,753
Intercontinental Exchange, Inc.	2,124	171,513
Marsh & McLennan Companies, Inc.	1,925	166,435
Progressive Corp.	2,230	164,663
PNC Financial Services Group, Inc.	1,671	159,948
Truist Financial Corp.	5,115	157,747

30 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2020
S&P 500® FUND

	Shares	Value
Morgan Stanley	4,442	$151,028
Aon plc	893	147,381
Charles Schwab Corp.	4,361	146,617
Digital Realty Trust, Inc. REIT	1,003	139,327
SBA Communications Corp. REIT	429	115,817
Public Storage REIT	573	113,804
Allstate Corp.	1,236	113,378
Bank of New York Mellon Corp.	3,201	107,810
Travelers Companies, Inc.	984	97,760
Aflac, Inc.	2,800	95,872
MetLife, Inc.	2,981	91,129
Capital One Financial Corp.	1,776	89,546
T. Rowe Price Group, Inc.	891	87,006
Willis Towers Watson plc	490	83,226
Equity Residential REIT	1,331	82,136
American International Group, Inc.	3,318	80,461
Prudential Financial, Inc.	1,533	79,931
AvalonBay Communities, Inc. REIT	533	78,442
State Street Corp.	1,387	73,885
Welltower, Inc. REIT	1,548	70,867
Realty Income Corp. REIT	1,307	65,167
Simon Property Group, Inc. REIT	1,170	64,186
Alexandria Real Estate Equities, Inc. REIT	468	64,144
Northern Trust Corp.	808	60,972
Arthur J Gallagher & Co.	711	57,954
Essex Property Trust, Inc. REIT	252	55,500
First Republic Bank	643	52,906
M&T Bank Corp.	503	52,025
Boston Properties, Inc. REIT	548	50,542
Ameriprise Financial, Inc.	483	49,498
Hartford Financial Services Group, Inc.	1,375	48,455
Weyerhaeuser Co. REIT	2,842	48,172
CBRE Group, Inc. — Class A*	1,277	48,155
Extra Space Storage, Inc. REIT	494	47,305
Duke Realty Corp. REIT	1,402	45,397
Healthpeak Properties, Inc. REIT	1,888	45,029
Mid-America Apartment Communities, Inc. REIT	435	44,818
Cincinnati Financial Corp.	580	43,761
Discover Financial Services	1,196	42,661
Nasdaq, Inc.	438	41,588
UDR, Inc. REIT	1,118	40,852
Fifth Third Bancorp	2,707	40,199
KeyCorp	3,757	38,960
Ventas, Inc. REIT	1,422	38,110
Cboe Global Markets, Inc.	423	37,753
Synchrony Financial	2,153	34,642
Loews Corp.	976	33,994
Regions Financial Corp.	3,679	33,001
Huntington Bancshares, Inc.	3,939	32,339
Citizens Financial Group, Inc.	1,658	31,187
Principal Financial Group, Inc.	985	30,870
Host Hotels & Resorts, Inc. REIT	2,735	30,194
Everest Re Group Ltd.	156	30,018
Raymond James Financial, Inc.	471	29,767
SVB Financial Group*	197	29,763
E*TRADE Financial Corp.	862	29,584
Western Union Co.	1,599	28,990
WR Berkley Corp.	553	28,850
Globe Life, Inc.	380	27,349
Iron Mountain, Inc. REIT	1,095	26,061
Regency Centers Corp. REIT	639	24,557
Assurant, Inc.	231	24,045
Vornado Realty Trust REIT	604	21,871
Federal Realty Investment Trust REIT	268	19,995
Apartment Investment & Management Co. — Class A REIT	568	19,965
Lincoln National Corp.	756	19,898
People’s United Financial, Inc.	1,694	18,719
Franklin Resources, Inc.	1,064	17,758
Zions Bancorp North America	650	17,394
Comerica, Inc.	550	16,137
Kimco Realty Corp. REIT	1,610	15,569
SL Green Realty Corp. REIT	311	13,404
Invesco Ltd.	1,420	12,894
Unum Group	787	11,813
Alliance Data Systems Corp.	156	5,249
Total Financial		12,791,530

Industrial - 4.9%
Union Pacific Corp.	2,648	373,474
Honeywell International, Inc.	2,725	364,578
Lockheed Martin Corp.	947	320,986
Boeing Co.	2,039	304,096
3M Co.	2,193	299,366
United Technologies Corp.*	3,094	291,857
General Electric Co.	33,311	264,489
United Parcel Service, Inc. — Class B	2,673	249,712
Caterpillar, Inc.	2,108	244,612
Northrop Grumman Corp.	598	180,925
CSX Corp.	2,966	169,952
Deere & Co.	1,201	165,930
Illinois Tool Works, Inc.	1,116	158,606
L3Harris Technologies, Inc.	843	151,841
Norfolk Southern Corp.	995	145,270
Raytheon Co.	1,062	139,281
Waste Management, Inc.	1,489	137,822
Roper Technologies, Inc.	397	123,789
Eaton Corporation plc	1,577	122,517
General Dynamics Corp.	894	118,285
FedEx Corp.	916	111,074
Emerson Electric Co.	2,323	110,691
Agilent Technologies, Inc.	1,180	84,512
Amphenol Corp. — Class A	1,131	82,427
Ball Corp.	1,248	80,696
TE Connectivity Ltd.	1,276	80,362
Johnson Controls International plc	2,942	79,316
Trane Technologies plc	914	75,487
Rockwell Automation, Inc.	441	66,551
Mettler-Toledo International, Inc.*	93	64,217
Parker-Hannifin Corp.	490	63,568
AMETEK, Inc.	872	62,801
Fortive Corp.	1,127	62,199
TransDigm Group, Inc.	190	60,836
Republic Services, Inc. — Class A	803	60,273

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 31

SCHEDULE OF INVESTMENTS (continued)	March 31, 2020
S&P 500® FUND

	Shares	Value
Keysight Technologies, Inc.*	715	$59,831
Stanley Black & Decker, Inc.	580	58,000
Vulcan Materials Co.	505	54,575
Amcor plc	6,179	50,173
Kansas City Southern	378	48,074
Old Dominion Freight Line, Inc.	365	47,910
Dover Corp.	554	46,503
Martin Marietta Materials, Inc.	238	45,037
Waters Corp.*	246	44,784
Xylem, Inc.	687	44,744
Expeditors International of Washington, Inc.	650	43,368
Garmin Ltd.	551	41,303
Jacobs Engineering Group, Inc.	517	40,983
IDEX Corp.	290	40,052
Masco Corp.	1,084	37,474
CH Robinson Worldwide, Inc.	516	34,159
Westinghouse Air Brake Technologies Corp.	695	33,451
Ingersoll Rand, Inc.*	1,320	32,736
Allegion plc	354	32,575
PerkinElmer, Inc.	424	31,919
Packaging Corporation of America	361	31,346
J.B. Hunt Transport Services, Inc.	325	29,975
Huntington Ingalls Industries, Inc.	156	28,425
Westrock Co.	984	27,808
Arconic, Inc.	1,477	23,721
Textron, Inc.	871	23,230
Fortune Brands Home & Security, Inc.	531	22,966
Snap-on, Inc.	209	22,743
AO Smith Corp.	523	19,775
Pentair plc	641	19,076
FLIR Systems, Inc.	512	16,328
Sealed Air Corp.	589	14,554
Flowserve Corp.	499	11,921
Total Industrial		6,631,917

Consumer, Cyclical - 4.7%
Home Depot, Inc.	4,161	776,900
Walmart, Inc.	5,411	614,798
Costco Wholesale Corp.	1,685	480,444
McDonald’s Corp.	2,872	474,885
NIKE, Inc. — Class B	4,753	393,263
Starbucks Corp.	4,505	296,159
Lowe’s Companies, Inc.	2,923	251,524
TJX Companies, Inc.	4,625	221,121
Target Corp.	1,933	179,711
Dollar General Corp.	971	146,631
Walgreens Boots Alliance, Inc.	2,860	130,845
Ross Stores, Inc.	1,380	120,019
General Motors Co.	4,796	99,661
O’Reilly Automotive, Inc.*	289	87,003
PACCAR, Inc.	1,319	80,630
Yum! Brands, Inc.	1,154	79,084
Cummins, Inc.	584	79,027
Marriott International, Inc. — Class A	1,035	77,429
AutoZone, Inc.*	91	76,986
Hilton Worldwide Holdings, Inc.	1,076	73,426
Ford Motor Co.	14,852	71,735
Fastenal Co.	2,188	68,375
VF Corp.	1,249	67,546
Dollar Tree, Inc.*	903	66,343
Southwest Airlines Co.	1,807	64,347
Chipotle Mexican Grill, Inc. — Class A*	98	64,131
Delta Air Lines, Inc.	2,195	62,623
Las Vegas Sands Corp.	1,289	54,744
Copart, Inc.*	780	53,446
Tiffany & Co.	412	53,354
Best Buy Company, Inc.	869	49,533
Aptiv plc	974	47,960
DR Horton, Inc.	1,279	43,486
WW Grainger, Inc.	166	41,251
Lennar Corp. — Class A	1,068	40,798
Ulta Beauty, Inc.*	218	38,303
Tractor Supply Co.	452	38,217
Genuine Parts Co.	554	37,301
Hasbro, Inc.	485	34,702
CarMax, Inc.*	627	33,751
NVR, Inc.*	13	33,398
United Airlines Holdings, Inc.*,1	830	26,187
Darden Restaurants, Inc.	468	25,487
Advance Auto Parts, Inc.	264	24,637
Live Nation Entertainment, Inc.*	537	24,412
LKQ Corp.*	1,169	23,976
MGM Resorts International	1,964	23,175
Wynn Resorts Ltd.	369	22,210
PulteGroup, Inc.	972	21,695
Royal Caribbean Cruises Ltd.	656	21,103
Whirlpool Corp.	241	20,678
Carnival Corp.	1,528	20,124
Newell Brands, Inc.	1,453	19,296
BorgWarner, Inc.	788	19,203
American Airlines Group, Inc.[1]	1,487	18,127
Mohawk Industries, Inc.*	227	17,306
Tapestry, Inc.	1,052	13,623
Leggett & Platt, Inc.	502	13,393
Alaska Air Group, Inc.	470	13,381
Ralph Lauren Corp. — Class A	190	12,698
Harley-Davidson, Inc.	588	11,131
Hanesbrands, Inc.	1,380	10,860
PVH Corp.	283	10,652
L Brands, Inc.	886	10,242
Norwegian Cruise Line Holdings Ltd.*	811	8,889
Kohl’s Corp.	597	8,710
Under Armour, Inc. — Class A*	718	6,613
Nordstrom, Inc.[1]	409	6,274
Capri Holdings Ltd.*	578	6,237
Under Armour, Inc. — Class C*	742	5,980
Macy’s, Inc.[1]	1,179	5,789
Gap, Inc.	812	5,717
Total Consumer, Cyclical		6,282,695

Utilities - 2.1%
NextEra Energy, Inc.	1,864	448,516
Dominion Energy, Inc.	3,139	226,605
Duke Energy Corp.	2,781	224,927
Southern Co.	4,000	216,560

32 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2020
S&P 500® FUND

	Shares	Value
American Electric Power Company, Inc.	1,884	$150,682
Exelon Corp.	3,708	136,492
Sempra Energy	1,075	121,464
Xcel Energy, Inc.	2,000	120,600
WEC Energy Group, Inc.	1,203	106,020
Consolidated Edison, Inc.	1,268	98,904
Eversource Energy	1,235	96,589
Public Service Enterprise Group, Inc.	1,929	86,631
FirstEnergy Corp.	2,061	82,584
American Water Works Company, Inc.	690	82,496
Edison International	1,368	74,953
PPL Corp.	2,929	72,288
Entergy Corp.	759	71,323
DTE Energy Co.	733	69,613
Ameren Corp.	938	68,315
CMS Energy Corp.	1,083	63,626
Evergy, Inc.	869	47,839
Atmos Energy Corp.	455	45,150
Alliant Energy Corp.	917	44,282
NiSource, Inc.	1,425	35,582
AES Corp.	2,532	34,435
Pinnacle West Capital Corp.	429	32,514
CenterPoint Energy, Inc.	1,916	29,602
NRG Energy, Inc.	960	26,170
Total Utilities		2,914,762

Energy - 1.6%
Exxon Mobil Corp.	16,138	612,760
Chevron Corp.	7,212	522,581
ConocoPhillips	4,185	128,898
Kinder Morgan, Inc.	7,429	103,412
Phillips 66	1,695	90,937
EOG Resources, Inc.	2,219	79,706
Schlumberger Ltd.	5,280	71,227
Valero Energy Corp.	1,566	71,034
Williams Companies, Inc.	4,623	65,415
Marathon Petroleum Corp.	2,477	58,507
Pioneer Natural Resources Co.	632	44,335
Occidental Petroleum Corp.	3,407	39,453
ONEOK, Inc.	1,576	34,373
Hess Corp.	988	32,900
Concho Resources, Inc.	767	32,866
Cabot Oil & Gas Corp. — Class A	1,556	26,748
Baker Hughes Co.	2,479	26,029
Halliburton Co.	3,348	22,934
Diamondback Energy, Inc.	615	16,113
National Oilwell Varco, Inc.	1,472	14,470
HollyFrontier Corp.	566	13,873
Noble Energy, Inc.	1,824	11,017
TechnipFMC plc	1,603	10,804
Devon Energy Corp.	1,476	10,199
Marathon Oil Corp.	3,051	10,038
Helmerich & Payne, Inc.	414	6,479
Apache Corp.	1,434	5,994
Total Energy		2,163,102

Basic Materials - 1.2%
Linde plc	2,049	354,477
Air Products & Chemicals, Inc.	841	167,872
Ecolab, Inc.	956	148,973
Sherwin-Williams Co.	313	143,830
Newmont Corp.	3,127	141,591
DuPont de Nemours, Inc.	2,826	96,367
Dow, Inc.	2,828	82,691
PPG Industries, Inc.	902	75,407
LyondellBasell Industries N.V. — Class A	979	48,588
International Paper Co.	1,496	46,571
Nucor Corp.	1,157	41,675
International Flavors & Fragrances, Inc.[1]	407	41,546
FMC Corp.	494	40,355
Freeport-McMoRan, Inc.	5,534	37,354
Celanese Corp. — Class A	461	33,833
Eastman Chemical Co.	519	24,175
Albemarle Corp.	404	22,773
CF Industries Holdings, Inc.	829	22,549
Mosaic Co.	1,334	14,434
Total Basic Materials		1,585,061

Total Common Stocks
(Cost $72,195,554)		81,715,264

	Face Amount
FEDERAL AGENCY DISCOUNT NOTES†† - 4.8%
Federal Home Loan Bank
0.05% due 04/03/20[2]	$5,000,000	4,999,986
Freddie Mac
0.08% due 04/07/20[2]	1,400,000	1,399,981
Total Federal Agency Discount Notes
(Cost $6,399,967)		6,399,967

REPURCHASE AGREEMENTS††,3 - 20.1%
J.P. Morgan Securities LLC issued 03/31/20 at 0.01% due 04/01/20[4]	19,561,769	19,561,769
BofA Securities, Inc. issued 03/31/20 at 0.00% due 04/01/20[4]	7,523,758	7,523,758
Total Repurchase Agreements
(Cost $27,085,527)		27,085,527

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 33

SCHEDULE OF INVESTMENTS (continued)	March 31, 2020
S&P 500® FUND

	Shares	Value
SECURITIES LENDING COLLATERAL†,5 - 0.0%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.39%[6]	41,327	$41,327
Total Securities Lending Collateral
(Cost $41,327)		41,327

Total Investments - 85.6%
(Cost $105,722,375)		$115,242,085
Other Assets & Liabilities, net - 14.4%		19,336,374
Total Net Assets - 100.0%		$134,578,459

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Equity Futures Contracts Purchased†
S&P 500 Index Mini Futures Contracts	115	Jun 2020	$14,791,875	$794,086

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Depreciation
OTC Equity Index Swap Agreements††
Barclays Bank plc	S&P 500 Index	1.04% (1 Week USD LIBOR + 0.45%)	At Maturity	04/30/20	137	$353,155	$(5,747)
BNP Paribas	S&P 500 Index	1.54% (1 Month USD LIBOR + 0.55%)	At Maturity	04/29/20	2,676	6,916,386	(121,706)
Goldman Sachs International	S&P 500 Index	1.04% (1 Week USD LIBOR + 0.45%)	At Maturity	04/28/20	12,016	31,057,194	(511,754)
						$38,326,735	$(639,207)

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at March 31, 2020 — See Note 7.
[2]	Rate indicated is the effective yield at the time of purchase.
[3]	Repurchase Agreements — See Note 6.
[4]	All or a portion of this security is pledged as equity index swap collateral at March 31, 2020.
[5]	Securities lending collateral — See Note 7.
[6]	Rate indicated is the 7-day yield as of March 31, 2020.
LIBOR — London Interbank Offered Rate
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

34 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2020
S&P 500® FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$81,715,264	$—	$—	$81,715,264
Federal Agency Discount Notes	—	6,399,967	—	6,399,967
Repurchase Agreements	—	27,085,527	—	27,085,527
Securities Lending Collateral	41,327	—	—	41,327
Equity Futures Contracts**	794,086	—	—	794,086
Total Assets	$82,550,677	$33,485,494	$—	$116,036,171

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Index Swap Agreements**	$—	$639,207	$—	$639,207

**	This derivative is reported as unrealized appreciation/depreciation at period end.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 35

S&P 500® FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2020

Assets:
Investments, at value - including $39,302 of securities loaned (cost $78,636,848)	$88,156,558
Repurchase agreements, at value (cost $27,085,527)	27,085,527
Cash	17,097,437
Segregated cash with broker	1,400,002
Receivables:
Fund shares sold	3,927,102
Dividends	71,769
Securities lending income	305
Interest	5
Total assets	137,738,705

Liabilities:
Unrealized depreciation on OTC swap agreements	639,207
Payable for:
Fund shares redeemed	1,938,839
Variation margin on futures contracts	168,363
Swap settlement	85,150
Management fees	65,462
Return of securities lending collateral	41,327
Transfer agent and administrative fees	28,274
Distribution and service fees	28,149
Portfolio accounting fees	13,093
Trustees’ fees	2,270
Miscellaneous	150,112
Total liabilities	3,160,246
Commitments and contingent liabilities (Note 12)	—
Net assets	$134,578,459

Net assets consist of:
Paid in capital	$124,348,281
Total distributable earnings (loss)	10,230,178
Net assets	$134,578,459

A-Class:
Net assets	$12,798,146
Capital shares outstanding	274,422
Net asset value per share	$46.64
Maximum offering price per share (Net asset value divided by 95.25%)	$48.97

C-Class:
Net assets	$8,980,844
Capital shares outstanding	217,096
Net asset value per share	$41.37

H-Class:
Net assets	$112,799,469
Capital shares outstanding	2,418,752
Net asset value per share	$46.64

STATEMENT OF OPERATIONS
Year Ended March 31, 2020

Investment Income:
Dividends (net of foreign withholding tax of $1)	$2,564,825
Interest	424,589
Income from securities lending, net	1,147
Total investment income	2,990,561

Expenses:
Management fees	1,145,919
Distribution and service fees:
A-Class	50,380
C-Class	160,875
H-Class	291,380
Transfer agent and administrative fees	388,428
Portfolio accounting fees	229,188
Professional fees	69,593
Trustees’ fees*	34,907
Custodian fees	21,887
Miscellaneous	294,091
Total expenses	2,686,648
Net investment income	303,913

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	17,511,620
Swap agreements	8,449,493
Futures contracts	2,570,395
Net realized gain	28,531,508
Net change in unrealized appreciation (depreciation) on:
Investments	(30,762,284)
Swap agreements	(828,327)
Futures contracts	793,965
Net change in unrealized appreciation (depreciation)	(30,796,646)
Net realized and unrealized loss	(2,265,138)
Net decrease in net assets resulting from operations	$(1,961,225)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

36 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P 500® FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2020	Year Ended March 31, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment income	$303,913	$469,575
Net realized gain on investments	28,531,508	597,688
Net change in unrealized appreciation (depreciation) on investments	(30,796,646)	1,645,818
Net increase (decrease) in net assets resulting from operations	(1,961,225)	2,713,081

Distributions to shareholders:
A-Class	(170,248)	(321,942)
C-Class	(224,547)	(227,483)
H-Class	(1,236,817)	(2,546,090)
Total distributions to shareholders	(1,631,612)	(3,095,515)

Capital share transactions:
Proceeds from sale of shares
A-Class	87,906,591	93,539,104
C-Class	29,691,610	72,975,867
H-Class	769,142,083	981,240,477
Distributions reinvested
A-Class	161,590	291,602
C-Class	215,561	213,467
H-Class	1,225,304	2,531,231
Cost of shares redeemed
A-Class	(95,911,253)	(94,083,958)
C-Class	(34,726,021)	(79,616,540)
H-Class	(774,454,754)	(1,041,846,099)
Net decrease from capital share transactions	(16,749,289)	(64,754,849)
Net decrease in net assets	(20,342,126)	(65,137,283)

Net assets:
Beginning of year	154,920,585	220,057,868
End of year	$134,578,459	$154,920,585

Capital share activity:
Shares sold
A-Class	1,691,515	1,850,237
C-Class	615,341	1,601,634
H-Class	14,338,970	19,539,683
Shares issued from reinvestment of distributions
A-Class	2,804	6,304
C-Class	4,209	5,146
H-Class	21,273	54,729
Shares redeemed
A-Class	(1,813,839)	(1,894,508)
C-Class	(718,973)	(1,755,858)
H-Class	(14,269,930)	(20,931,485)
Net decrease in shares	(128,630)	(1,524,118)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 37

S&P 500® FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016
Per Share Data
Net asset value, beginning of period	$51.55	$48.72	$45.52	$39.85	$41.40
Income (loss) from investment operations:
Net investment income (loss)[a]	.17	.15	.13	.06	.03
Net gain (loss) on investments (realized and unrealized)	(4.54)	3.45	5.44	5.97	—
Total from investment operations	(4.37)	3.60	5.57	6.03	.03
Less distributions from:
Net investment income	(.12)	(.05)	(.12)	(.05)	(.01)
Net realized gains	(.42)	(.72)	(2.25)	(.31)	(1.57)
Total distributions	(.54)	(.77)	(2.37)	(.36)	(1.58)
Net asset value, end of period	$46.64	$51.55	$48.72	$45.52	$39.85

Total Return[b]	(8.67%)	7.59%	12.16%	15.17%	0.08%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$12,798	$20,307	$21,041	$20,960	$39,793
Ratios to average net assets:
Net investment income (loss)	0.31%	0.30%	0.27%	0.14%	0.02%
Total expenses	1.68%	1.67%	1.58%	1.57%	1.55%
Portfolio turnover rate	227%	157%	151%	133%	181%

C-Class	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016
Per Share Data
Net asset value, beginning of period	$46.12	$44.00	$41.62	$36.74	$38.58
Income (loss) from investment operations:
Net investment income (loss)[a]	(.24)	(.20)	(.19)	(.22)	(.26)
Net gain (loss) on investments (realized and unrealized)	(3.97)	3.09	4.94	5.46	—
Total from investment operations	(4.21)	2.89	4.75	5.24	(.26)
Less distributions from:
Net investment income	(.12)	(.05)	(.12)	(.05)	(.01)
Net realized gains	(.42)	(.72)	(2.25)	(.31)	(1.57)
Total distributions	(.54)	(.77)	(2.37)	(.36)	(1.58)
Net asset value, end of period	$41.37	$46.12	$44.00	$41.62	$36.74

Total Return[b]	(9.35%)	6.78%	11.29%	14.33%	(0.67%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$8,981	$14,599	$20,484	$20,931	$15,667
Ratios to average net assets:
Net investment income (loss)	(0.50%)	(0.45%)	(0.44%)	(0.57%)	(0.70%)
Total expenses	2.43%	2.41%	2.33%	2.33%	2.31%
Portfolio turnover rate	227%	157%	151%	133%	181%

38 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P 500® FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016
Per Share Data
Net asset value, beginning of period	$51.54	$48.71	$45.51	$39.84	$41.40
Income (loss) from investment operations:
Net investment income (loss)[a]	.15	.16	.15	.07	.03
Net gain (loss) on investments (realized and unrealized)	(4.51)	3.44	5.42	5.96	(.01)
Total from investment operations	(4.36)	3.60	5.57	6.03	.02
Less distributions from:
Net investment income	(.12)	(.05)	(.12)	(.05)	(.01)
Net realized gains	(.42)	(.72)	(2.25)	(.31)	(1.57)
Total distributions	(.54)	(.77)	(2.37)	(.36)	(1.58)
Net asset value, end of period	$46.64	$51.54	$48.71	$45.51	$39.84

Total Return	(8.65%)	7.59%	12.14%	15.20%	0.06%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$112,799	$120,014	$178,533	$226,744	$229,420
Ratios to average net assets:
Net investment income (loss)	0.28%	0.32%	0.31%	0.16%	0.07%
Total expenses	1.68%	1.66%	1.58%	1.58%	1.55%
Portfolio turnover rate	227%	157%	151%	133%	181%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 39

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2020

INVERSE S&P 500® STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the inverse (opposite) of the performance of the S&P 500® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended March 31, 2020, Inverse S&P 500® Strategy Fund maintained a daily correlation of over 99% to its benchmark of -100% of the daily price movement of the S&P 500 Index.

Inverse S&P 500® Strategy Fund Investor Class returned 1.10%, while the S&P 500 Index returned -6.98% over the same time period.

The only sector contributing to the return of the underlying index was Information Technology. The sectors detracting the most were Energy, Financials, and Industrials.

The holdings contributing the most to the return of the underlying index were Microsoft Corp., Apple, Inc., and Amazon.com, Inc. The holdings detracting the most were ExxonMobil Corp., Boeing Co., and Chevron Corp.

Derivatives in the Fund were used to help provide inverse exposure to the composition of the benchmark in the highest efficient manner and not for hedging purposes. Derivatives performed as expected.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration, Guggenheim Strategy Fund II and Guggenheim Strategy Fund III (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II and Guggenheim Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee but the Fund’s adviser has agreed to waive fees to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such affiliated fund. For the one-year period ended March 31, 2020, investment in the Short Term Investment Vehicles benefited Fund performance.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

40 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2020

Inception Dates:
Investor Class	January 7, 1994
A-Class	March 31, 2004
C-Class	March 15, 2001
H-Class	September 18, 2014

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Cumulative Fund Performance*

Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	6.3%
Guggenheim Ultra Short Duration Fund — Institutional Class	4.0%
Total	10.3%

“ Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*

Periods Ended March 31, 2020

	1 Year	5 Year	10 Year
Investor Class Shares	1.10%	(8.10%)	(12.01%)
A-Class Shares	0.85%	(8.32%)	(12.23%)
A-Class Shares with sales charge‡	(3.94%)	(9.21%)	(12.65%)
C-Class Shares	0.09%	(9.03%)	(12.89%)
C-Class Shares with CDSC§	(0.90%)	(9.03%)	(12.89%)
S&P 500 Index	(6.98%)	6.73%	10.53%

	1 Year	5 Year	Since Inception (09/18/14)
H-Class Shares	0.85%	(8.33%)	(8.46%)
S&P 500 Index	(6.98%)	6.73%	6.80%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on Investor Class shares and A-Class shares only; performance for C-Class shares and H-Class shares will vary due to differences in fee structures.

‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 41

SCHEDULE OF INVESTMENTS	March 31, 2020
INVERSE S&P 500® STRATEGY FUND

	Shares	Value
MUTUAL FUNDS† - 10.3%
Guggenheim Strategy Fund II1	282,633	$6,797,326
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	445,810	4,355,562
Total Mutual Funds
(Cost $11,430,892)		11,152,888

	Face Amount
FEDERAL AGENCY NOTES†† - 33.7%
Federal Farm Credit Bank
1.53% (3 Month USD LIBOR - 0.21%, Rate Floor: 0.00%) due 08/10/20[2]	$5,000,000	4,997,587
0.38% (3 Month U.S. Treasury Bill Rate + 0.29%, Rate Floor: 0.00%) due 04/11/22[2]	5,000,000	4,991,819
0.45% (U.S. Prime Rate - 2.80%, Rate Floor: 0.00%) due 03/14/22[2]	4,500,000	4,509,920
0.44% (U.S. Prime Rate - 2.81%, Rate Floor: 0.00%) due 05/20/22[2]	3,040,000	3,046,604
Fannie Mae
0.09% (U.S. Secured Overnight Financing Rate + 0.08%, Rate Floor: 0.00%) due 09/16/20[2]	5,000,000	4,999,534
0.23% (U.S. Secured Overnight Financing Rate + 0.22%, Rate Floor: 0.00%) due 03/16/22[2]	5,000,000	4,990,095
1.88% due 12/28/20	2,500,000	2,527,021
Freddie Mac
0.01% (U.S. Secured Overnight Financing Rate, Rate Floor: 0.00%) due 04/13/20[2]	5,000,000	4,999,882
Federal Home Loan Bank
1.38% due 09/28/20	1,600,000	1,608,670
Total Federal Agency Notes
(Cost $36,675,490)		36,671,132

FEDERAL AGENCY DISCOUNT NOTES†† - 29.7%
Federal Home Loan Bank
0.40% due 05/08/20[3]	9,000,000	8,996,300
0.30% due 05/29/20[3]	5,400,000	5,399,391
0.51% due 08/03/20[3]	5,000,000	4,998,106
0.40% due 05/20/20[3]	1,000,000	999,904
0.05% due 04/08/20[3]	5,000,000	4,999,951
0.30% due 05/04/20[3]	1,950,000	1,949,464
0.05% due 04/01/20[3]	1,235,000	1,235,000
0.30% due 05/01/20[3]	680,000	679,830
Fannie Mae
0.05% due 04/13/20[3]	3,000,000	2,999,950
Total Federal Agency Discount Notes
(Cost $32,248,385)		32,257,896

U.S. TREASURY BILLS†† - 0.1%
U.S. Treasury Bills
0.50% due 04/30/20[3,4]	135,000	134,994
Total U.S. Treasury Bills
(Cost $134,945)		134,994

REPURCHASE AGREEMENTS††,5 - 12.6%
J.P. Morgan Securities LLC issued 03/31/20 at 0.01% due 04/01/20[6]	9,866,912	9,866,912
BofA Securities, Inc. issued 03/31/20 at 0.00% due 04/01/20[6]	3,794,966	3,794,966
Total Repurchase Agreements
(Cost $13,661,878)		13,661,878

Total Investments - 86.4%
(Cost $94,151,590)		$93,878,788
Other Assets & Liabilities, net - 13.6%		14,801,056
Total Net Assets - 100.0%		$108,679,844

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Depreciation**
Equity Futures Contracts Sold Short†
S&P 500 Index Mini Futures Contracts	87	Jun 2020	$11,190,375	$(879,553)

42 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS	March 31, 2020
INVERSE S&P 500® STRATEGY FUND

Total Return Swap Agreements
Counterparty	Index	Financing Rate Receive	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Equity Index Swap Agreements Sold Short††
BNP Paribas	S&P 500 Index	(1.04)% (1 Month USD LIBOR + 0.05%)	At Maturity	04/29/20	25,324	$65,450,987	$1,046,820
Barclays Bank plc	S&P 500 Index	(0.89)% (1 Week USD LIBOR + 0.30%)	At Maturity	04/30/20	7,526	19,450,431	316,524
Goldman Sachs International	S&P 500 Index	(0.94)% (1 Week USD LIBOR + 0.35%)	At Maturity	04/28/20	3,378	8,729,591	5,607
						$93,631,009	$1,368,951

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]

Variable rate security. Rate indicated is the rate effective at March 31, 2020. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[3]	Rate indicated is the effective yield at the time of purchase.
[4]	All or a portion of this security is pledged as futures collateral at March 31, 2020.
[5]	Repurchase Agreements — See Note 6.
[6]	All or a portion of this security is pledged as equity index swap collateral at March 31, 2020.
LIBOR — London Interbank Offered Rate
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$11,152,888	$—	$—	$11,152,888
Federal Agency Notes	—	36,671,132	—	36,671,132
Federal Agency Discount Notes	—	32,257,896	—	32,257,896
U.S. Treasury Bills	—	134,994	—	134,994
Repurchase Agreements	—	13,661,878	—	13,661,878
Equity Index Swap Agreements**	—	1,368,951	—	1,368,951
Total Assets	$11,152,888	$84,094,851	$—	$95,247,739

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Futures Contracts**	$879,553	$—	$—	$879,553

**	This derivative is reported as unrealized appreciation/depreciation at period end.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 43

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2020
INVERSE S&P 500® STRATEGY FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2019, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180419000405/gug78512-ncsr.htm.

Transactions during the year ended March 31, 2020, in which the company is an affiliated issuer, were as follows:

Security Name	Value 03/31/19	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 03/31/20	Shares 03/31/20	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$7,512,127	$—	$(500,001)	$202	$(215,002)	$6,797,326	282,633	$196,500
Guggenheim Ultra Short Duration Fund — Institutional Class	5,195,477	—	(750,000)	2,888	(92,803)	4,355,562	445,810	118,901
	$12,707,604	—	$(1,250,001)	$3,090	$(307,805)	$11,152,888		$315,401

44 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE S&P 500® STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2020

Assets:
Investments in unaffiliated issuers, at value (cost $69,058,820)	$69,064,022
Investments in affiliated issuers, at value (cost $11,430,892)	11,152,888
Repurchase agreements, at value (cost $13,661,878)	13,661,878
Cash	7,754,064
Segregated cash with broker	1,829,680
Unrealized appreciation on OTC swap agreements	1,368,951
Receivables:
Fund shares sold	4,386,310
Variation margin on futures contracts	168,345
Interest	60,103
Dividends	21,018
Total assets	109,467,259

Liabilities:
Payable for:
Fund shares redeemed	517,001
Management fees	69,632
Swap settlement	29,546
Transfer agent and administrative fees	22,608
Portfolio accounting fees	7,837
Distribution and service fees	7,052
Trustees’ fees	2,033
Miscellaneous	131,706
Total liabilities	787,415
Commitments and contingent liabilities (Note 12)	—
Net assets	$108,679,844

Net assets consist of:
Paid in capital	$317,798,500
Total distributable earnings (loss)	(209,118,656)
Net assets	$108,679,844

Investor Class:
Net assets	$85,838,939
Capital shares outstanding	1,507,970
Net asset value per share	$56.92

A-Class:
Net assets	$7,574,827
Capital shares outstanding	144,752
Net asset value per share	$52.33
Maximum offering price per share (Net asset value divided by 95.25%)	$54.94

C-Class:
Net assets	$6,376,098
Capital shares outstanding	137,158
Net asset value per share	$46.49

H-Class:
Net assets	$8,889,980
Capital shares outstanding	169,904
Net asset value per share	$52.32

STATEMENT OF OPERATIONS
Year Ended March 31, 2020

Investment Income:
Dividends from securities of affiliated issuers	$315,401
Interest	962,227
Total investment income	1,277,628

Expenses:
Management fees	548,219
Distribution and service fees:
A-Class	15,668
C-Class	26,932
H-Class	14,964
Transfer agent and administrative fees	155,299
Portfolio accounting fees	60,913
Registration fees	57,687
Professional fees	34,040
Trustees’ fees*	15,275
Custodian fees	8,719
Prime broker interest expense	48
Line of credit fees	4
Miscellaneous	51,391
Total expenses	989,159
Less:
Expenses waived by Adviser	(12,139)
Net expenses	977,020
Net investment income	300,608

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	36,088
Investments in affiliated issuers	3,090
Swap agreements	(3,203,897)
Futures contracts	(1,057,030)
Net realized loss	(4,221,749)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(311)
Investments in affiliated issuers	(307,805)
Swap agreements	1,957,709
Futures contracts	(862,410)
Net change in unrealized appreciation (depreciation)	787,183
Net realized and unrealized loss	(3,434,566)
Net decrease in net assets resulting from operations	$(3,133,958)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 45

INVERSE S&P 500® STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2020	Year Ended March 31, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment income	$300,608	$481,630
Net realized loss on investments	(4,221,749)	(7,446,581)
Net change in unrealized appreciation (depreciation) on investments	787,183	(225,606)
Net decrease in net assets resulting from operations	(3,133,958)	(7,190,557)

Distributions to shareholders:
Investor Class	(404,392)	—
A-Class	(30,961)	—
C-Class	(17,735)	—
H-Class	(31,456)	—
Total distributions to shareholders	(484,544)	—

Capital share transactions:
Proceeds from sale of shares
Investor Class	191,676,284	208,817,447
A-Class	32,213,820	9,058,886
C-Class	14,599,836	35,343,563
H-Class	55,422,179	70,374,514
Distributions reinvested
Investor Class	392,366	—
A-Class	30,236	—
C-Class	17,213	—
H-Class	30,608	—
Cost of shares redeemed
Investor Class	(150,547,290)	(214,934,455)
A-Class	(27,995,128)	(10,101,675)
C-Class	(10,836,227)	(36,594,092)
H-Class	(51,569,418)	(66,764,405)
Net increase (decrease) from capital share transactions	53,434,479	(4,800,217)
Net increase (decrease) in net assets	49,815,977	(11,990,774)

Net assets:
Beginning of year	58,863,867	70,854,641
End of year	$108,679,844	$58,863,867

Capital share activity:
Shares sold
Investor Class	3,369,987	3,461,135
A-Class	638,191	164,505
C-Class	327,353	716,652
H-Class	1,099,080	1,250,985
Shares issued from reinvestment of distributions
Investor Class	7,737	—
A-Class	648	—
C-Class	414	—
H-Class	656	—
Shares redeemed
Investor Class	(2,681,827)	(3,577,537)
A-Class	(557,215)	(182,576)
C-Class	(247,750)	(741,017)
H-Class	(1,059,178)	(1,203,450)
Net increase (decrease) in shares	898,096	(111,303)

46 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE S&P 500® STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017[e]	Year Ended March 31, 2016[e]
Per Share Data
Net asset value, beginning of period	$56.77	$61.76	$70.35	$83.09	$87.54
Income (loss) from investment operations:
Net investment income (loss)[a]	.31	.46	(.07)	(.55)	(.78)
Net gain (loss) on investments (realized and unrealized)	.26	(5.45)	(8.52)	(12.19)	(3.67)
Total from investment operations	.57	(4.99)	(8.59)	(12.74)	(4.45)
Less distributions from:
Net investment income	(.42)	—	—	—	—
Total distributions	(.42)	—	—	—	—
Net asset value, end of period	$56.92	$56.77	$61.76	$70.35	$83.09

Total Return	1.10%	(8.08%)	(12.21%)	(15.34%)	(5.07%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$85,839	$46,105	$57,342	$76,404	$153,544
Ratios to average net assets:
Net investment income (loss)	0.58%	0.78%	(0.10%)	(0.70%)	(0.91%)
Total expenses[b]	1.53%	1.52%	1.43%	1.42%	1.41%
Net expenses[c]	1.51%	1.51%	1.43%	1.42%	1.41%
Portfolio turnover rate	—	—	56%	114%	63%

A-Class	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017[e]	Year Ended March 31, 2016[e]
Per Share Data
Net asset value, beginning of period	$52.36	$57.11	$65.22	$77.21	$81.54
Income (loss) from investment operations:
Net investment income (loss)[a]	.21	.27	(.22)	(.70)	(.96)
Net gain (loss) on investments (realized and unrealized)	.18	(5.02)	(7.89)	(11.29)	(3.37)
Total from investment operations	.39	(4.75)	(8.11)	(11.99)	(4.33)
Less distributions from:
Net investment income	(.42)	—	—	—	—
Total distributions	(.42)	—	—	—	—
Net asset value, end of period	$52.33	$52.36	$57.11	$65.22	$77.21

Total Return[d]	0.85%	(8.32%)	(12.43%)	(15.54%)	(5.30%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,575	$3,306	$4,637	$6,331	$9,256
Ratios to average net assets:
Net investment income (loss)	0.43%	0.50%	(0.37%)	(0.96%)	(1.18%)
Total expenses[b]	1.78%	1.76%	1.68%	1.67%	1.66%
Net expenses[c]	1.76%	1.76%	1.68%	1.67%	1.66%
Portfolio turnover rate	—	—	56%	114%	63%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 47

INVERSE S&P 500® STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017[e]	Year Ended March 31, 2016[e]
Per Share Data
Net asset value, beginning of period	$46.92	$51.56	$59.34	$70.79	$75.34
Income (loss) from investment operations:
Net investment income (loss)[a]	(.22)	(.13)	(.63)	(1.12)	(1.44)
Net gain (loss) on investments (realized and unrealized)	.21	(4.51)	(7.15)	(10.33)	(3.11)
Total from investment operations	(.01)	(4.64)	(7.78)	(11.45)	(4.55)
Less distributions from:
Net investment income	(.42)	—	—	—	—
Total distributions	(.42)	—	—	—	—
Net asset value, end of period	$46.49	$46.92	$51.56	$59.34	$70.79

Total Return[d]	0.09%	(9.00%)	(13.11%)	(16.20%)	(6.05%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,376	$2,681	$4,203	$6,760	$9,244
Ratios to average net assets:
Net investment income (loss)	(0.51%)	(0.27%)	(1.14%)	(1.69%)	(1.93%)
Total expenses[b]	2.53%	2.51%	2.43%	2.42%	2.41%
Net expenses[c]	2.51%	2.51%	2.43%	2.42%	2.41%
Portfolio turnover rate	—	—	56%	114%	63%

H-Class	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017[e]	Year Ended March 31, 2016[e]
Per Share Data
Net asset value, beginning of period	$52.35	$57.11	$65.22	$77.17	$81.54
Income (loss) from investment operations:
Net investment income (loss)[a]	.17	.29	(.27)	(.70)	(.90)
Net gain (loss) on investments (realized and unrealized)	.22	(5.05)	(7.84)	(11.25)	(3.47)
Total from investment operations	.39	(4.76)	(8.11)	(11.95)	(4.37)
Less distributions from:
Net investment income	(.42)	—	—	—	—
Total distributions	(.42)	—	—	—	—
Net asset value, end of period	$52.32	$52.35	$57.11	$65.22	$77.17

Total Return	0.85%	(8.33%)	(12.43%)	(15.47%)	(5.37%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$8,890	$6,772	$4,672	$2,857	$7,319
Ratios to average net assets:
Net investment income (loss)	0.34%	0.52%	(0.45%)	(0.96%)	(1.08%)
Total expenses[b]	1.78%	1.77%	1.69%	1.67%	1.67%
Net expenses[c]	1.76%	1.76%	1.69%	1.67%	1.67%
Portfolio turnover rate	—	—	56%	114%	63%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Does not include expenses of the underlying funds in which the Fund invests.
[c]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[d]	Total return does not reflect the impact of any applicable sales charges.
[e]	Reverse share split — Per share amounts for the periods presented through March 31, 2017 have been restated to reflect 1:6 reverse share split effective October 28, 2016.

48 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2020

MONTHLY REBALANCE NASDAQ-100® 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a calendar month basis. The Fund’s current benchmark is 200% of the performance of the NASDAQ-100 Index® (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time different than a full calendar month.

For the one-year period ended March 31, 2020, the Monthly Rebalance NASDAQ-100® 2x Strategy Fund H-Class returned 5.51%, while the NASDAQ-100 Index returned 7.03%.

The sectors contributing the most to the return of the underlying index were Information Technology, Consumer Discretionary, and Health Care. The sectors detracting the most were Industrials, Utilities, and Consumer Staples.

The holdings contributing the most to the return of the underlying index were Microsoft Corp., Apple, Inc., and Amazon.com, Inc. The holdings detracting the most were Cisco Systems, Inc., Comcast Corp. - Class A, and Baidu, Inc. ADR.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the most efficient manner possible and to provide leverage and not for hedging purposes. Derivatives performed as expected.

Due to compounding, the Fund’s performance generally will not correlate to the performance of the benchmark over periods greater than a full calendar month. For example, the Fund’s compounded returns for periods greater than a full calendar month will be different than the performance of the benchmark over the same period. The effects of compounding on the performance of the Fund will be more pronounced when the underlying index experiences increased volatility, the greater the leverage employed in the Fund, and over longer holding periods. Investors in the Fund should actively monitor and manage their investments to ensure they are consistent with their strategies. The effects of compounding are discussed in more detail on page 6 of this report.

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration, Guggenheim Strategy Fund II and Guggenheim Strategy Fund III (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II and Guggenheim Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee but the Fund’s adviser has agreed to waive fees to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such affiliated fund. For the one-year period ended March 31, 2020, investment in the Short Term Investment Vehicles benefited Fund performance.

Performance displayed represents past performance which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

THE RYDEX FUNDS ANNUAL REPORT | 49

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2020

Inception Dates:
A-Class	November 28, 2014
C-Class	November 28, 2014
H-Class	November 28, 2014

Cumulative Fund Performance*

Ten Largest Holdings (% of Total Net Assets)
Microsoft Corp.	6.6%
Apple, Inc.	6.2%
Amazon.com, Inc.	5.3%
Guggenheim Strategy Fund II	4.7%
Guggenheim Ultra Short Duration Fund — Institutional Class	4.5%
Facebook, Inc. — Class A	2.2%
Alphabet, Inc. — Class C	2.2%
Alphabet, Inc. — Class A	2.2%
Intel Corp.	1.6%
PepsiCo, Inc.	1.2%
Top Ten Total	36.7%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*

Periods Ended March 31, 2020

	1 Year	5 Year	Since Inception (11/28/14)
A-Class Shares	5.56%	22.41%	21.60%
A-Class Shares with sales charge‡	0.54%	21.22%	20.50%
C-Class Shares	4.77%	21.45%	20.66%
C-Class Shares with CDSC§	3.77%	21.45%	20.66%
H-Class Shares	5.51%	23.04%	22.14%
NASDAQ-100 Index	7.03%	13.81%	12.94%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The NASDAQ-100 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structures.

‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

50 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2020
MONTHLY REBALANCE NASDAQ-100® 2x STRATEGY FUND

	Shares	Value
COMMON STOCKS† - 55.2%

Technology - 24.3%
Microsoft Corp.	10,696	$1,686,866
Apple, Inc.	6,230	1,584,227
Intel Corp.	7,780	421,053
NVIDIA Corp.	1,095	288,642
Adobe, Inc.*	866	275,596
Broadcom, Inc.	709	168,104
Texas Instruments, Inc.	1,672	167,083
QUALCOMM, Inc.	2,042	138,141
Fiserv, Inc.*	1,216	115,508
Intuit, Inc.	466	107,180
Advanced Micro Devices, Inc.*	1,992	90,596
Micron Technology, Inc.*	1,980	83,279
Activision Blizzard, Inc.	1,374	81,726
Applied Materials, Inc.	1,652	75,695
Lam Research Corp.	259	62,160
Autodesk, Inc.*	393	61,347
Analog Devices, Inc.	659	59,079
Electronic Arts, Inc.*	522	52,289
Cognizant Technology Solutions Corp. — Class A	979	45,494
NetEase, Inc. ADR	130	41,725
NXP Semiconductor N.V.	500	41,465
KLA Corp.	282	40,535
Paychex, Inc.	640	40,269
Workday, Inc. — Class A*	293	38,154
Cerner Corp.	562	35,400
ANSYS, Inc.*	151	35,103
Xilinx, Inc.	450	35,073
Synopsys, Inc.*	269	34,645
ASML Holding N.V. — Class G	132	34,536
Splunk, Inc.*	271	34,208
Cadence Design Systems, Inc.*	502	33,152
Citrix Systems, Inc.	233	32,981
Microchip Technology, Inc.	427	28,951
Check Point Software Technologies Ltd.*	272	27,347
Skyworks Solutions, Inc.	305	27,261
Take-Two Interactive Software, Inc.*	203	24,078
Maxim Integrated Products, Inc.	484	23,527
Western Digital Corp.	532	22,142
NetApp, Inc.	408	17,009
Total Technology		6,211,626

Communications - 18.3%
Amazon.com, Inc.*	695	1,355,055
Facebook, Inc. — Class A*	3,374	562,783
Alphabet, Inc. — Class C*	482	560,475
Alphabet, Inc. — Class A*	482	560,060
Cisco Systems, Inc.	7,587	298,245
Netflix, Inc.*	784	294,392
Comcast Corp. — Class A	8,119	279,131
Charter Communications, Inc. — Class A*	384	167,543
T-Mobile US, Inc.*	1,530	128,367
Booking Holdings, Inc.*	75	100,899
JD.com, Inc. ADR*	1,658	67,149
Baidu, Inc. ADR*	494	49,790
eBay, Inc.	1,455	43,737
MercadoLibre, Inc.*	89	43,484
Sirius XM Holdings, Inc.	7,912	39,085
VeriSign, Inc.*	210	37,819
CDW Corp.	257	23,970
Trip.com Group Ltd. ADR*	935	21,926
Fox Corp. — Class A	634	14,982
Expedia Group, Inc.	249	14,011
Liberty Global plc — Class C*	785	12,332
Fox Corp. — Class B	476	10,891
Liberty Global plc — Class A*	325	5,366
Total Communications		4,691,492

Consumer, Non-cyclical - 7.8%
PepsiCo, Inc.	2,494	299,530
Amgen, Inc.	1,063	215,502
PayPal Holdings, Inc.*	2,100	201,054
Gilead Sciences, Inc.	2,263	169,182
Mondelez International, Inc. — Class A	2,575	128,956
Vertex Pharmaceuticals, Inc.*	460	109,457
Automatic Data Processing, Inc.	774	105,790
Intuitive Surgical, Inc.*	207	102,508
Biogen, Inc.*	323	102,191
Regeneron Pharmaceuticals, Inc.*	193	94,240
Illumina, Inc.*	263	71,831
Monster Beverage Corp.*	962	54,122
Kraft Heinz Co.	2,184	54,032
Verisk Analytics, Inc. — Class A	293	40,838
CoStar Group, Inc.*	66	38,756
IDEXX Laboratories, Inc.*	153	37,063
Alexion Pharmaceuticals, Inc.*	396	35,557
Seattle Genetics, Inc.*	307	35,422
Cintas Corp.	185	32,046
Incyte Corp.*	385	28,193
BioMarin Pharmaceutical, Inc.*	321	27,124
Align Technology, Inc.*	141	24,527
Total Consumer, Non-cyclical		2,007,921

Consumer, Cyclical - 3.8%
Costco Wholesale Corp.	790	225,253
Tesla, Inc.*	322	168,728
Starbucks Corp.	2,112	138,843
Walgreens Boots Alliance, Inc.	1,596	73,017
Ross Stores, Inc.	647	56,269
Marriott International, Inc. — Class A	585	43,764
Lululemon Athletica, Inc.*	220	41,701
O’Reilly Automotive, Inc.*	135	40,642
PACCAR, Inc.	619	37,839
Fastenal Co.	1,026	32,063
Dollar Tree, Inc.*	423	31,078
Copart, Inc.*	416	28,504
Ulta Beauty, Inc.*	105	18,448
United Airlines Holdings, Inc.*,1	453	14,292
American Airlines Group, Inc.[1]	783	9,545
Total Consumer, Cyclical		959,986

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 51

SCHEDULE OF INVESTMENTS (continued)	March 31, 2020
MONTHLY REBALANCE NASDAQ-100® 2x STRATEGY FUND

	Shares	Value
Utilities - 0.5%
Exelon Corp.	1,739	$64,012
Xcel Energy, Inc.	959	57,828
Total Utilities		121,840

Industrial - 0.3%
CSX Corp.	1,399	80,163

Financial - 0.2%
Willis Towers Watson plc	230	39,066

Total Common Stocks
(Cost $13,865,932)		14,112,094

MUTUAL FUNDS† - 9.2%
Guggenheim Strategy Fund II2	50,291	1,209,488
Guggenheim Ultra Short Duration Fund — Institutional Class[2]	117,062	1,143,698
Total Mutual Funds
(Cost $2,393,996)		2,353,186

	Face Amount
U.S. TREASURY BILLS†† - 7.8%
U.S. Treasury Bills
0.50% due 04/30/20[3,4]	$1,996,000	1,995,911

Total U.S. Treasury Bills
(Cost $1,995,184)		1,995,911

REPURCHASE AGREEMENTS††,5 - 20.8%
J.P. Morgan Securities LLC issued 03/31/20 at 0.01% due 04/01/20[6]	3,841,239	3,841,239
BofA Securities, Inc. issued 03/31/20 at 0.00% due 04/01/20[6]	1,477,400	1,477,400
Total Repurchase Agreements
(Cost $5,318,639)		5,318,639
SECURITIES LENDING COLLATERAL†,7 - 0.0%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.39%[8]	5,275	5,275
Total Securities Lending Collateral
(Cost $5,275)		5,275

Total Investments - 93.0%
(Cost $23,579,026)		$23,785,105
Other Assets & Liabilities, net - 7.0%		1,787,389
Total Net Assets - 100.0%		$25,572,494

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Equity Futures Contracts Purchased†
NASDAQ-100 Index Mini Futures Contracts	29	Jun 2020	$4,522,550	$345,252

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Depreciation
OTC Equity Index Swap Agreements††
Goldman Sachs International	NASDAQ-100 Index	1.14% (1 Week USD LIBOR + 0.55%)	At Maturity	04/28/20	789	$6,166,892	$(66,005)
BNP Paribas	NASDAQ-100 Index	1.64% (1 Month USD LIBOR + 0.65%)	At Maturity	04/29/20	1,357	10,599,854	(113,453)
Barclays Bank plc	NASDAQ-100 Index	1.09% (1 Week USD LIBOR + 0.50%)	At Maturity	04/30/20	2,025	15,822,039	(152,900)
						$32,588,785	$(332,358)

52 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2020
MONTHLY REBALANCE NASDAQ-100® 2x STRATEGY FUND

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at March 31, 2020 — See Note 6.
[2]	Affiliated issuer.
[3]	All or a portion of this security is pledged as futures collateral at March 31, 2020.
[4]	Rate indicated is the effective yield at the time of purchase.
[5]	Repurchase Agreements — See Note 6.
[6]	All or a portion of this security is pledged as equity index swap collateral at March 31, 2020.
[7]	Securities lending collateral — See Note 7.
[8]	Rate indicated is the 7-day yield as of March 31, 2020.
ADR — American Depositary Receipt
LIBOR — London Interbank Offered Rate
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$14,112,094	$—	$—	$14,112,094
Mutual Funds	2,353,186	—	—	2,353,186
U.S. Treasury Bills	—	1,995,911	—	1,995,911
Repurchase Agreements	—	5,318,639	—	5,318,639
Securities Lending Collateral	5,275	—	—	5,275
Equity Futures Contracts**	345,252	—	—	345,252
Total Assets	$16,815,807	$7,314,550	$—	$24,130,357

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Index Swap Agreements**	$—	$332,358	$—	$332,358

**	This derivative is reported as unrealized appreciation/depreciation at period end.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 53

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2020
MONTHLY REBALANCE NASDAQ-100® 2x STRATEGY FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2019, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180419000405/gug78512-ncsr.htm.

Transactions during the year ended March 31, 2020, in which the company is an affiliated issuer, were as follows:

Security Name	Value 03/31/19	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 03/31/20	Shares 03/31/20	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$6,369,514	$9,400,000	$(14,500,000)	$(68,338)	$8,312	$1,209,488	50,291	$203,782
Guggenheim Ultra Short Duration Fund — Institutional Class	6,371,937	10,900,000	(16,100,000)	(23,231)	(5,008)	1,143,698	117,062	176,084
	$12,741,451	$20,300,000	$(30,600,000)	$(91,569)	$3,304	$2,353,186		$379,866

54 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MONTHLY REBALANCE NASDAQ-100® 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2020

Assets:
Investments in unaffiliated issuers, at value - including $5,275 of securities loaned (cost $15,866,391)	$16,113,280
Investments in affiliated issuers, at value (cost $2,393,996)	2,353,186
Repurchase agreements, at value (cost $5,318,639)	5,318,639
Cash	3,045,415
Receivables:
Fund shares sold	1,382,965
Investment Adviser	31,622
Dividends	15,405
Securities lending income	13
Interest	1
Total assets	28,260,526

Liabilities:
Unrealized depreciation on OTC swap agreements	332,358
Payable for:
Fund shares redeemed	2,012,049
Management fees	59,118
Variation margin on futures contracts	45,297
Swap settlement	36,690
Professional fees	31,349
Printing fees	30,182
Transfer agent and administrative fees	21,787
Distribution and service fees	16,904
Portfolio accounting fees	6,629
Return of securities lending collateral	5,275
Trustees’ fees*	2,136
Miscellaneous	88,258
Total liabilities	2,688,032
Commitments and contingent liabilities (Note 12)	—
Net assets	$25,572,494

Net assets consist of:
Paid in capital	$89,040,785
Total distributable earnings (loss)	(63,468,291)
Net assets	$25,572,494

A-Class:
Net assets	$2,434,410
Capital shares outstanding	17,161
Net asset value per share	$141.86
Maximum offering price per share (Net asset value divided by 95.25%)	$148.93

C-Class:
Net assets	$551,869
Capital shares outstanding	4,056
Net asset value per share	$136.06

H-Class:
Net assets	$22,586,215
Capital shares outstanding	155,515
Net asset value per share	$145.23

STATEMENT OF OPERATIONS
Year Ended March 31, 2020

Investment Income:
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $1,004)	$985,603
Dividends from securities of affiliated issuers	379,866
Interest	523,221
Income from securities lending, net	494
Total investment income	1,889,184

Expenses:
Management fees	1,194,408
Distribution and service fees:
A-Class	7,283
C-Class	6,727
H-Class	322,814
Transfer agent and administrative fees	336,993
Portfolio accounting fees	132,711
Professional fees	72,430
Licensing fees	53,201
Printing fees	46,592
Trustees’ fees*	29,467
Pricing fees	28,764
Custodian fees	19,341
Line of credit fees	2,658
Miscellaneous	170,321
Total expenses	2,423,710
Less:
Expenses waived by Adviser	(635,407)
Net expenses	1,788,303
Net investment income	100,881

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(3,643,050)
Investments in affiliated issuers	(91,569)
Swap agreements	(4,854,663)
Futures contracts	3,029,992
Net realized loss	(5,559,290)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(6,501,223)
Investments in affiliated issuers	3,304
Swap agreements	(1,536,335)
Futures contracts	(489,712)
Net change in unrealized appreciation (depreciation)	(8,523,966)
Net realized and unrealized loss	(14,083,256)
Net decrease in net assets resulting from operations	$(13,982,375)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 55

MONTHLY REBALANCE NASDAQ-100® 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2020	Year Ended March 31, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment income	$100,881	$122,242
Net realized gain (loss) on investments	(5,559,290)	29,388,114
Net change in unrealized appreciation (depreciation) on investments	(8,523,966)	4,693,945
Net increase (decrease) in net assets resulting from operations	(13,982,375)	34,204,301

Distributions to shareholders:
A-Class	(3,735)	—
C-Class	(832)	—
H-Class	(203,974)	—
Total distributions to shareholders	(208,541)	—

Capital share transactions:
Proceeds from sale of shares
A-Class	14,654,383	5,870,473
C-Class	737,827	870,336
H-Class	1,626,392,692	475,352,789
Distributions reinvested
A-Class	2,826	—
C-Class	735	—
H-Class	202,106	—
Cost of shares redeemed
A-Class	(14,843,489)	(5,265,587)
C-Class	(746,073)	(570,711)
H-Class	(1,718,544,874)	(406,018,040)
Net increase (decrease) from capital share transactions	(92,143,867)	70,239,260
Net increase (decrease) in net assets	(106,334,783)	104,443,561

Net assets:
Beginning of year	131,907,277	27,463,716
End of year	$25,572,494	$131,907,277

Capital share activity:
Shares sold
A-Class	92,924	45,931
C-Class	5,051	7,067
H-Class	9,985,485	3,856,374
Shares issued from reinvestment of distributions
A-Class	17	—
C-Class	5	—
H-Class	1,173	—
Shares redeemed
A-Class	(98,653)	(40,617)
C-Class	(4,660)	(4,951)
H-Class	(10,762,621)	(3,142,899)
Net increase (decrease) in shares	(781,279)	720,905

56 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MONTHLY REBALANCE NASDAQ-100® 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016
Per Share Data
Net asset value, beginning of period	$134.54	$113.31	$79.32	$54.45	$51.68
Income (loss) from investment operations:
Net investment income (loss)[a]	.23	.25	(.23)	(.18)	(.27)
Net gain (loss) on investments (realized and unrealized)	7.28	20.98	34.22	25.05	3.04
Total from investment operations	7.51	21.23	33.99	24.87	2.77
Less distributions from:
Net investment income	(.19)	—	—	—	—
Total distributions	(.19)	—	—	—	—
Net asset value, end of period	$141.86	$134.54	$113.31	$79.32	$54.45

Total Return[b]	5.56%	18.74%	42.85%	45.65%	5.38%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,434	$3,077	$1,990	$1,010	$246
Ratios to average net assets:
Net investment income (loss)	0.15%	0.19%	(0.23%)	(0.28%)	(0.48%)
Total expenses[c]	1.83%	1.81%	1.71%	1.72%	1.70%
Net expenses[d,e]	1.34%	1.35%	1.35%	1.35%	1.37%
Portfolio turnover rate	990%	467%	385%	259%	551%

C-Class	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016
Per Share Data
Net asset value, beginning of period	$130.01	$110.32	$77.79	$53.80	$51.55
Income (loss) from investment operations:
Net investment income (loss)[a]	(.83)	(.64)	(1.00)	(.73)	(.56)
Net gain (loss) on investments (realized and unrealized)	7.07	20.33	33.53	24.72	2.81
Total from investment operations	6.24	19.69	32.53	23.99	2.25
Less distributions from:
Net investment income	(.19)	—	—	—	—
Total distributions	(.19)	—	—	—	—
Net asset value, end of period	$136.06	$130.01	$110.32	$77.79	$53.80

Total Return[b]	4.77%	17.85%	41.82%	44.52%	4.40%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$552	$476	$170	$89	$23
Ratios to average net assets:
Net investment income (loss)	(0.55%)	(0.52%)	(1.02%)	(1.10%)	(1.04%)
Total expenses[c]	2.58%	2.57%	2.46%	2.47%	2.51%
Net expenses[d,e]	2.09%	2.11%	2.10%	2.10%	2.17%
Portfolio turnover rate	990%	467%	385%	259%	551%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 57

MONTHLY REBALANCE NASDAQ-100® 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016
Per Share Data
Net asset value, beginning of period	$137.80	$116.07	$81.25	$55.79	$51.57
Income (loss) from investment operations:
Net investment income (loss)[a]	.12	.19	(.25)	(.23)	(.17)
Net gain (loss) on investments (realized and unrealized)	7.50	21.54	35.07	25.69	4.39
Total from investment operations	7.62	21.73	34.82	25.46	4.22
Less distributions from:
Net investment income	(.19)	—	—	—	—
Total distributions	(.19)	—	—	—	—
Net asset value, end of period	$145.23	$137.80	$116.07	$81.25	$55.79

Total Return	5.51%	18.72%	42.86%	45.64%	8.18%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$22,586	$128,354	$25,304	$28,573	$4,220
Ratios to average net assets:
Net investment income (loss)	0.08%	0.15%	(0.24%)	(0.35%)	(0.30%)
Total expenses[c]	1.82%	1.81%	1.71%	1.72%	1.67%
Net expenses[d,e]	1.34%	1.35%	1.35%	1.35%	1.35%
Portfolio turnover rate	990%	467%	385%	259%	551%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years ended would be:

	03/31/20	03/31/19	03/29/18	03/31/17	03/31/16
A-Class	1.33%	1.35%	1.35%	1.35%	1.35%
C-Class	2.08%	2.10%	2.10%	2.10%	2.10%
H-Class	1.34%	1.35%	1.35%	1.35%	1.35%

58 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2020

INVERSE NASDAQ-100® STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the inverse (opposite) of the performance of the NASDAQ-100® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended March 31, 2020, Inverse NASDAQ-100® Strategy Fund maintained a daily correlation of over 99% to its benchmark of -100% of the daily price movement of the NASDAQ-100 Index.

Inverse NASDAQ-100® Strategy Fund Investor Class returned -12.32%, while the NASDAQ-100 Index returned 7.03%.

The sectors contributing the most to the return of the underlying index were Information Technology, Consumer Discretionary, and Health Care. The sectors detracting the most were Industrials, Utilities, and Consumer Staples.

The holdings contributing the most to the return of the underlying index were Microsoft Corp., Apple, Inc., and Amazon.com, Inc. The holdings detracting the most were Cisco Systems, Inc., Comcast Corp. Class A, and Baidu, Inc. ADR.

Derivatives in the Fund were used to help provide inverse exposure to the composition of the benchmark in the highest efficient manner and not for hedging purposes. Derivatives performed as expected.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration, Guggenheim Strategy Fund II and Guggenheim Strategy Fund III (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II and Guggenheim Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee but the Fund’s adviser has agreed to waive fees to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such affiliated fund. For the one-year period ended March 31, 2020, investment in the Short Term Investment Vehicles benefited Fund performance.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

THE RYDEX FUNDS ANNUAL REPORT | 59

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2020

Inception Dates:
Investor Class	September 3, 1998
A-Class	March 31, 2004
C-Class	March 7, 2001
H-Class	September 18, 2014

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Cumulative Fund Performance*

Largest Holdings (% of Total Net Assets)
Guggenheim Ultra Short Duration Fund — Institutional Class	4.6%
Guggenheim Strategy Fund II	2.6%
Total	7.2%

“ Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*

Periods Ended March 31, 2020

	1 Year	5 Year	10 Year
Investor Class Shares	(12.32%)	(14.58%)	(16.79%)
A-Class Shares	(12.53%)	(14.55%)	(16.91%)
A-Class Shares with sales charge‡	(16.68%)	(15.37%)	(17.31%)
C-Class Shares	(13.19%)	(15.42%)	(17.65%)
C-Class Shares with CDSC§	(14.05%)	(15.42%)	(17.65%)
NASDAQ-100 Index	7.03%	13.81%	16.17%

	1 Year	5 Year	Since Inception (09/18/14)
H-Class Shares	(12.54%)	(14.80%)	(14.69%)
NASDAQ-100 Index	7.03%	13.81%	13.65%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The NASDAQ-100 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on Investor Class shares and A-Class shares only; performance for C-Class shares and H-Class shares will vary due to differences in fee structures.

‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

60 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2020
INVERSE NASDAQ-100® STRATEGY FUND

	Shares	Value
MUTUAL FUNDS† - 7.2%
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	284,712	$2,781,641
Guggenheim Strategy Fund II1	67,419	1,621,432
Total Mutual Funds
(Cost $4,463,191)		4,403,073

	Face Amount
FEDERAL AGENCY DISCOUNT NOTES†† - 50.2%
Federal Home Loan Bank
0.05% due 04/08/20[2]	$10,000,000	9,999,903
0.30% due 04/29/20[2]	5,300,000	5,298,763
0.40% due 05/08/20[2]	9,000,000	8,996,300
0.51% due 08/03/20[2]	5,000,000	4,998,106
0.30% due 04/13/20[2]	1,130,000	1,129,887
Total Federal Agency Discount Notes
(Cost $30,415,898)		30,422,959

FEDERAL AGENCY NOTES†† - 6.1%
Freddie Mac
0.01% (U.S. Secured Overnight Financing Rate, Rate Floor: 0.00%) due 04/13/20[3]	2,000,000	1,999,953
Federal Farm Credit Bank
0.45% (U.S. Prime Rate - 2.80%, Rate Floor: 0.00%) due 03/14/22[3]	750,000	751,653
0.44% (U.S. Prime Rate - 2.81%, Rate Floor: 0.00%) due 05/20/22[3]	240,000	240,521
Federal Home Loan Bank
0.75% (3 Month USD LIBOR - 0.14%, Rate Floor: 0.00%) due 12/18/20[3]	700,000	700,148
Total Federal Agency Notes
(Cost $3,689,567)		3,692,275

U.S. TREASURY BILLS†† - 0.8%
U.S. Treasury Bills
0.50% due 04/30/20[2,4]	493,000	492,978
Total U.S. Treasury Bills
(Cost $492,798)		492,978

REPURCHASE AGREEMENTS††,5 - 19.1%
J.P. Morgan Securities LLC issued 03/31/20 at 0.01% due 04/01/20[6]	8,364,126	8,364,126
BofA Securities, Inc. issued 03/31/20 at 0.00% due 04/01/20[6]	3,216,971	3,216,971
Total Repurchase Agreements
(Cost $11,581,097)		11,581,097

Total Investments - 83.4%
(Cost $50,642,551)		$50,592,382
Other Assets & Liabilities, net - 16.6%		10,067,484
Total Net Assets - 100.0%		$60,659,866

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Depreciation**
Equity Futures Contracts Sold Short†
NASDAQ-100 Index Mini Futures Contracts	30	Jun 2020	$4,678,500	$(357,235)

Total Return Swap Agreements
Counterparty	Index	Financing Rate Receive	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Equity Index Swap Agreements Sold Short††
Goldman Sachs International	NASDAQ-100 Index	(0.84)% (1 Week USD LIBOR + 0.25%)	At Maturity	04/28/20	3,671	$28,684,252	$279,093
Barclays Bank plc	NASDAQ-100 Index	(0.94)% (1 Week USD LIBOR + 0.35%)	At Maturity	04/30/20	3,318	25,928,293	250,563
BNP Paribas	NASDAQ-100 Index	(1.14)% (1 Month USD LIBOR + 0.15%)	At Maturity	04/29/20	178	1,392,187	14,899
						$56,004,732	$544,555

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 61

SCHEDULE OF INVESTMENTS (continued)	March 31, 2020
INVERSE NASDAQ-100® STRATEGY FUND

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	Rate indicated is the effective yield at the time of purchase.
[3]

Variable rate security. Rate indicated is the rate effective at March 31, 2020. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[4]	All or a portion of this security is pledged as futures collateral at March 31, 2020.
[5]	Repurchase Agreements — See Note 6.
[6]	All or a portion of this security is pledged as equity index swap collateral at March 31, 2020.
LIBOR — London Interbank Offered Rate
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$4,403,073	$—	$—	$4,403,073
Federal Agency Discount Notes	—	30,422,959	—	30,422,959
Federal Agency Notes	—	3,692,275	—	3,692,275
U.S. Treasury Bills	—	492,978	—	492,978
Repurchase Agreements	—	11,581,097	—	11,581,097
Equity Index Swap Agreements**	—	544,555	—	544,555
Total Assets	$4,403,073	$46,733,864	$—	$51,136,937

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Futures Contracts**	$357,235	$—	$—	$357,235

**	This derivative is reported as unrealized appreciation/depreciation at period end.

62 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2020
INVERSE NASDAQ-100® STRATEGY FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2019, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180419000405/gug78512-ncsr.htm.

Transactions during the year ended March 31, 2020, in which the company is an affiliated issuer, were as follows:

Security Name	Value 03/31/19	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 03/31/20	Shares 03/31/20	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$3,007,586	$300,000	$(1,650,000)	$(1,673)	$(34,481)	$1,621,432	67,419	$42,956
Guggenheim Ultra Short Duration Fund — Institutional Class	2,311,807	999,999	(500,000)	501	(30,666)	2,781,641	284,712	44,689
	$5,319,393	$1,299,999	$(2,150,000)	$(1,172)	$(65,147)	$4,403,073		$87,645

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 63

INVERSE NASDAQ-100® STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2020

Assets:
Investments in unaffiliated issuers, at value (cost $34,598,263)	$34,608,212
Investments in affiliated issuers, at value (cost $4,463,191)	4,403,073
Repurchase agreements, at value (cost $11,581,097)	11,581,097
Cash	6,203,002
Segregated cash with broker	1,910,000
Unrealized appreciation on OTC swap agreements	544,555
Receivables:
Fund shares sold	3,791,809
Swap settlement	93,795
Variation margin on futures contracts	34,350
Interest	6,134
Dividends	6,029
Total assets	63,182,056

Liabilities:
Payable for:
Fund shares redeemed	2,387,349
Management fees	40,424
Transfer agent and administrative fees	12,465
Portfolio accounting fees	4,533
Trustees’ fees	1,142
Distribution and service fees	1,081
Miscellaneous	75,196
Total liabilities	2,522,190
Commitments and contingent liabilities (Note12)	—
Net assets	$60,659,866

Net assets consist of:
Paid in capital	$97,672,097
Total distributable earnings (loss)	(37,012,231)
Net assets	$60,659,866

Investor Class:
Net assets	$59,320,935
Capital shares outstanding	1,244,936
Net asset value per share	$47.65

A-Class:
Net assets	$522,518
Capital shares outstanding	11,349
Net asset value per share	$46.04
Maximum offering price per share (Net asset value divided by 95.25%)	$48.34

C-Class:
Net assets	$233,611
Capital shares outstanding	6,027
Net asset value per share	$38.76

H-Class:
Net assets	$582,802
Capital shares outstanding	12,849
Net asset value per share	$45.36

STATEMENT OF OPERATIONS
Year Ended March 31, 2020

Investment Income:
Dividends from securities of affiliated issuers	$87,645
Interest	171,255
Total investment income	258,900

Expenses:
Management fees	134,261
Distribution and service fees:
A-Class	1,554
C-Class	1,435
H-Class	2,403
Transfer agent and administrative fees	38,426
Portfolio accounting fees	14,918
Registration fees	12,612
Professional fees	8,206
Trustees’ fees*	3,170
Custodian fees	2,062
Line of credit fees	55
Miscellaneous	20,532
Total expenses	239,634
Less:
Expenses waived by Adviser	(4,613)
Net expenses	235,021
Net investment income	23,879

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	4,368
Investments in affiliated issuers	(1,172)
Swap agreements	(4,192,889)
Futures contracts	429,332
Net realized loss	(3,760,361)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	10,827
Investments in affiliated issuers	(65,147)
Swap agreements	615,912
Futures contracts	(343,318)
Net change in unrealized appreciation (depreciation)	218,274
Net realized and unrealized loss	(3,542,087)
Net decrease in net assets resulting from operations	$(3,518,208)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

64 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE NASDAQ-100® STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2020	Year Ended March 31, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment income	$23,879	$125,954
Net realized loss on investments	(3,760,361)	(2,817,806)
Net change in unrealized appreciation (depreciation) on investments	218,274	(288,761)
Net decrease in net assets resulting from operations	(3,518,208)	(2,980,613)

Distributions to shareholders:
Investor Class	(110,169)	—
A-Class	(5,386)	—
C-Class	(975)	—
H-Class	(3,185)	—
Total distributions to shareholders	(119,715)	—

Capital share transactions:
Proceeds from sale of shares
Investor Class	178,666,654	176,343,541
A-Class	2,499,290	4,974,401
C-Class	232,896	9,340,131
H-Class	22,452,898	71,221,514
Distributions reinvested
Investor Class	110,048	—
A-Class	5,386	—
C-Class	940	—
H-Class	3,185	—
Cost of shares redeemed
Investor Class	(122,161,471)	(173,569,949)
A-Class	(2,798,481)	(4,992,757)
C-Class	(106,531)	(9,969,595)
H-Class	(22,382,916)	(72,385,819)
Net increase from capital share transactions	56,521,898	961,467
Net increase (decrease) in net assets	52,883,975	(2,019,146)

Net assets:
Beginning of year	7,775,891	9,795,037
End of year	$60,659,866	$7,775,891

Capital share activity:
Shares sold
Investor Class	3,532,372	2,892,671
A-Class	52,824	83,715
C-Class	5,698	191,511
H-Class	484,862	1,239,869
Shares issued from reinvestment of distributions
Investor Class	2,293	—
A-Class	116	—
C-Class	24	—
H-Class	70	—
Shares redeemed
Investor Class	(2,408,027)	(2,861,185)
A-Class	(57,338)	(84,906)
C-Class	(2,529)	(205,483)
H-Class	(478,602)	(1,273,160)
Net increase (decrease) in shares	1,131,763	(16,968)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 65

INVERSE NASDAQ-100® STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017[e]	Year Ended March 31, 2016[e]
Per Share Data
Net asset value, beginning of period	$54.72	$63.05	$77.68	$96.42	$105.47
Income (loss) from investment operations:
Net investment income (loss)[a]	.09	.56	.11	(.51)	(1.08)
Net gain (loss) on investments (realized and unrealized)	(6.83)	(8.89)	(14.74)	(18.23)	(7.97)
Total from investment operations	(6.74)	(8.33)	(14.63)	(18.74)	(9.05)
Less distributions from:
Net investment income	(.33)	—	—	—	—
Total distributions	(.33)	—	—	—	—
Net asset value, end of period	$47.65	$54.72	$63.05	$77.68	$96.42

Total Return	(12.32%)	(13.21%)	(18.83%)	(19.42%)	(8.61%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$59,321	$6,473	$5,474	$6,286	$11,857
Ratios to average net assets:
Net investment income (loss)	0.17%	0.93%	0.16%	(0.57%)	(1.04%)
Total expenses[b]	1.57%	1.56%	1.46%	1.46%	1.44%
Net expenses[c]	1.54%	1.54%	1.46%	1.46%	1.44%
Portfolio turnover rate	37%	38%	—	486%	1,674%

A-Class	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017[e]	Year Ended March 31, 2016[e]
Per Share Data
Net asset value, beginning of period	$53.01	$61.24	$75.63	$94.01	$101.76
Income (loss) from investment operations:
Net investment income (loss)[a]	.19	.41	(.08)	(1.00)	(1.32)
Net gain (loss) on investments (realized and unrealized)	(6.83)	(8.64)	(14.31)	(17.38)	(6.43)
Total from investment operations	(6.64)	(8.23)	(14.39)	(18.38)	(7.75)
Less distributions from:
Net investment income	(.33)	—	—	—	—
Total distributions	(.33)	—	—	—	—
Net asset value, end of period	$46.04	$53.01	$61.24	$75.63	$94.01

Total Return[d]	(12.53%)	(13.44%)	(19.03%)	(19.54%)	(7.63%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$523	$835	$1,037	$2,626	$54,948
Ratios to average net assets:
Net investment income (loss)	0.39%	0.72%	(0.12%)	(1.08%)	(1.36%)
Total expenses[b]	1.81%	1.81%	1.72%	1.70%	1.69%
Net expenses[c]	1.76%	1.79%	1.72%	1.70%	1.69%
Portfolio turnover rate	37%	38%	—	486%	1,674%

66 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE NASDAQ-100® STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017[e]	Year Ended March 31, 2016[e]
Per Share Data
Net asset value, beginning of period	$45.03	$52.43	$65.23	$81.79	$90.32
Income (loss) from investment operations:
Net investment income (loss)[a]	(.17)	(.06)	(.48)	(1.14)	(1.80)
Net gain (loss) on investments (realized and unrealized)	(5.77)	(7.34)	(12.32)	(15.42)	(6.73)
Total from investment operations	(5.94)	(7.40)	(12.80)	(16.56)	(8.53)
Less distributions from:
Net investment income	(.33)	—	—	—	—
Total distributions	(.33)	—	—	—	—
Net asset value, end of period	$38.76	$45.03	$52.43	$65.23	$81.79

Total Return[d]	(13.19%)	(14.11%)	(19.62%)	(20.26%)	(9.43%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$234	$128	$881	$1,247	$1,457
Ratios to average net assets:
Net investment income (loss)	(0.41%)	(0.13%)	(0.84%)	(1.51%)	(2.09%)
Total expenses[b]	2.57%	2.53%	2.46%	2.46%	2.44%
Net expenses[c]	2.53%	2.53%	2.46%	2.46%	2.44%
Portfolio turnover rate	37%	38%	—	486%	1,674%

H-Class	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017[e]	Year Ended March 31, 2016[e]
Per Share Data
Net asset value, beginning of period	$52.24	$60.37	$74.56	$92.82	$101.76
Income (loss) from investment operations:
Net investment income (loss)[a]	(.02)	.37	.07	(.86)	(1.16)
Net gain (loss) on investments (realized and unrealized)	(6.53)	(8.50)	(14.26)	(17.40)	(7.78)
Total from investment operations	(6.55)	(8.13)	(14.19)	(18.26)	(8.94)
Less distributions from:
Net investment income	(.33)	—	—	—	—
Total distributions	(.33)	—	—	—	—
Net asset value, end of period	$45.36	$52.24	$60.37	$74.56	$92.82

Total Return	(12.54%)	(13.47%)	(19.03%)	(19.65%)	(8.80%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$583	$341	$2,403	$460	$252
Ratios to average net assets:
Net investment income (loss)	(0.05%)	0.63%	0.11%	(0.95%)	(1.18%)
Total expenses[b]	1.82%	1.81%	1.71%	1.70%	1.70%
Net expenses[c]	1.79%	1.79%	1.71%	1.70%	1.70%
Portfolio turnover rate	37%	38%	—	486%	1,674%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Does not include expenses of the underlying funds in which the Fund invests.
[c]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[d]	Total return does not reflect the impact of any applicable sales charges.
[e]	Reverse share split — Per share amounts for the periods presented through March 31, 2017, have been restated to reflect a 1:4 reverse share split effective November 4, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 67

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2020

MID-CAP 1.5x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of a specific benchmark for midcap securities on a daily basis. The Fund’s current benchmark is 150% of the performance of the S&P MidCap 400® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended March 31, 2020, Mid-Cap 1.5x Strategy Fund had a correlation of more than 99% to its benchmark of 150% of the daily price movement of the S&P MidCap 400 Index.

Mid-Cap 1.5x Strategy Fund H-Class returned -37.52%, while the S&P MidCap 400 Index returned -22.51% over the same period.

No sector contributed to the return of the underlying index for the year. The sectors detracting the most were Consumer Discretionary, Financials, and Real Estate.

The holdings contributing the most to the return of the underlying index were Cypress Semiconductor Corp., Cable One, Inc., and Tyler Technologies, Inc. The holdings detracting the most were UGI Corp., National Retail Properties, Inc., and WEX, Inc.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage and not for hedging purposes. Derivatives performed as expected.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration, Guggenheim Strategy Fund II and Guggenheim Strategy Fund III (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II and Guggenheim Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee but the Fund’s adviser has agreed to waive fees to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such affiliated fund. For the one-year period ended March 31, 2020, investment in the Short Term Investment Vehicles benefited Fund performance.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

68 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2020

Inception Dates:
A-Class	March 31, 2004
C-Class	August 20, 2001
H-Class	August 16, 2001

Cumulative Fund Performance*

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Ultra Short Duration Fund — Institutional Class	6.4%
Guggenheim Strategy Fund II	6.2%
Domino’s Pizza, Inc.	0.1%
Teledyne Technologies, Inc.	0.1%
Tyler Technologies, Inc.	0.1%
West Pharmaceutical Services, Inc.	0.1%
Cable One, Inc.	0.1%
FactSet Research Systems, Inc.	0.1%
Teradyne, Inc.	0.1%
Medical Properties Trust, Inc.	0.1%
Top Ten Total	13.4%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*

Periods Ended March 31, 2020

	1 Year	5 Year	10 Year
A-Class Shares	(37.52%)	(3.21%)	7.87%
A-Class Shares with sales charge‡	(40.49%)	(4.15%)	7.35%
C-Class Shares	(37.98%)	(3.93%)	7.08%
C-Class Shares with CDSC§	(38.60%)	(3.93%)	7.08%
H-Class Shares	(37.52%)	(3.17%)	7.91%
S&P MidCap 400 Index	(22.51%)	0.56%	7.88%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P MidCap 400 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structures.

‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 69

SCHEDULE OF INVESTMENTS	March 31, 2020
MID-CAP 1.5x STRATEGY FUND

	Shares	Value
COMMON STOCKS† - 2.4%

Financial - 0.6%
Medical Properties Trust, Inc. REIT	75	$1,297
Brown & Brown, Inc.	34	1,231
Camden Property Trust REIT	14	1,109
Alleghany Corp.	2	1,105
RenaissanceRe Holdings Ltd.	7	1,045
CyrusOne, Inc. REIT	16	988
Kilroy Realty Corp. REIT	14	892
SEI Investments Co.	18	834
Omega Healthcare Investors, Inc. REIT	31	823
Jones Lang LaSalle, Inc.	8	808
National Retail Properties, Inc. REIT	25	805
American Financial Group, Inc.	11	771
Reinsurance Group of America, Inc. — Class A	9	757
Commerce Bancshares, Inc.	15	755
Douglas Emmett, Inc. REIT	24	732
First American Financial Corp.	16	679
Prosperity Bancshares, Inc.	14	675
Kemper Corp.	9	669
Life Storage, Inc. REIT	7	662
Signature Bank	8	643
First Industrial Realty Trust, Inc. REIT	19	631
New York Community Bancorp, Inc.	67	629
EastGroup Properties, Inc. REIT	6	627
Old Republic International Corp.	41	625
Lamar Advertising Co. — Class A REIT	12	615
Cousins Properties, Inc. REIT	21	615
Legg Mason, Inc.	12	586
CoreSite Realty Corp. REIT	5	580
American Campus Communities, Inc. REIT	20	555
Hanover Insurance Group, Inc.	6	543
JBG SMITH Properties REIT	17	541
East West Bancorp, Inc.	21	541
First Financial Bankshares, Inc.	20	537
Highwoods Properties, Inc. REIT	15	531
Primerica, Inc.	6	531
Healthcare Realty Trust, Inc. REIT	19	531
RLI Corp.	6	528
Eaton Vance Corp.	16	516
TCF Financial Corp.	22	498
Interactive Brokers Group, Inc. — Class A	11	475
Jefferies Financial Group, Inc.	34	465
Rayonier, Inc. REIT	19	447
Selective Insurance Group, Inc.	9	447
Cullen/Frost Bankers, Inc.	8	446
SLM Corp.	61	439
Affiliated Managers Group, Inc.	7	414
Stifel Financial Corp.	10	413
Valley National Bancorp	56	409
Brixmor Property Group, Inc. REIT	43	408
PS Business Parks, Inc. REIT	3	407
Brighthouse Financial, Inc.*	16	387
Taubman Centers, Inc. REIT[1]	9	377
Pinnacle Financial Partners, Inc.	10	375
Synovus Financial Corp.	21	369
Spirit Realty Capital, Inc. REIT	14	366
First Horizon National Corp.	45	363
Corporate Office Properties Trust REIT	16	354
Umpqua Holdings Corp.	32	349
FNB Corp.	47	346
United Bankshares, Inc.	15	346
Janus Henderson Group plc	22	337
Bank of Hawaii Corp.	6	331
UMB Financial Corp.	7	325
Sabra Health Care REIT, Inc.	29	317
PotlatchDeltic Corp. REIT	10	314
PacWest Bancorp	17	305
Sterling Bancorp	29	303
Webster Financial Corp.	13	298
Associated Banc-Corp.	23	294
Washington Federal, Inc.	11	286
Bank OZK	17	284
Evercore, Inc. — Class A	6	276
Fulton Financial Corp.	24	276
CNO Financial Group, Inc.	22	273
Park Hotels & Resorts, Inc. REIT	34	269
Federated Hermes, Inc. — Class B	14	267
EPR Properties REIT	11	266
BancorpSouth Bank	14	265
Home BancShares, Inc.	22	264
Wintrust Financial Corp.	8	263
Hancock Whitney Corp.	13	254
Cathay General Bancorp	11	252
Weingarten Realty Investors REIT	17	245
CIT Group, Inc.	14	242
Genworth Financial, Inc. — Class A*	72	239
International Bancshares Corp.	8	215
Trustmark Corp.	9	210
Pebblebrook Hotel Trust REIT	19	207
GEO Group, Inc. REIT	17	207
CoreCivic, Inc. REIT	18	201
Mack-Cali Realty Corp. REIT	13	198
LendingTree, Inc.*	1	183
Navient Corp.	24	182
Texas Capital Bancshares, Inc.*	8	177
Mercury General Corp.	4	163
Urban Edge Properties REIT	17	150
Service Properties Trust REIT	24	130
Diversified Healthcare Trust REIT	34	123
Macerich Co. REIT	16	90
Total Financial		45,923

Industrial - 0.5%
Teledyne Technologies, Inc.*	6	1,783
Graco, Inc.	24	1,170
Trimble, Inc.*	36	1,146
Lennox International, Inc.	6	1,091
Nordson Corp.	8	1,081
Cognex Corp.	25	1,055
Carlisle Companies, Inc.	8	1,002
Universal Display Corp.	7	922
Hubbell, Inc.	8	918
AptarGroup, Inc.	9	896

70 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2020
MID-CAP 1.5x STRATEGY FUND

	Shares	Value
Generac Holdings, Inc.*	9	$839
Gentex Corp.	36	798
Tech Data Corp.*	6	785
Donaldson Company, Inc.	19	734
Trex Company, Inc.*	9	721
AECOM*	23	686
Sonoco Products Co.	14	649
Curtiss-Wright Corp.	7	647
Oshkosh Corp.	10	643
Axon Enterprise, Inc.*	9	637
XPO Logistics, Inc.*	13	634
Stericycle, Inc.*	13	631
MDU Resources Group, Inc.	29	623
Arrow Electronics, Inc.*	12	622
Lincoln Electric Holdings, Inc.	9	621
Owens Corning	16	621
MSA Safety, Inc.	6	607
Knight-Swift Transportation Holdings, Inc.	18	590
ITT, Inc.	13	590
Landstar System, Inc.	6	575
Mercury Systems, Inc.*	8	571
Tetra Tech, Inc.	8	565
National Instruments Corp.	17	562
Acuity Brands, Inc.	6	514
Jabil, Inc.	20	492
EMCOR Group, Inc.	8	491
Woodward, Inc.	8	476
SYNNEX Corp.	6	439
AGCO Corp.	9	425
KBR, Inc.	20	414
Clean Harbors, Inc.*	8	411
Littelfuse, Inc.	3	400
Crane Co.	8	393
Kirby Corp.*	9	391
Regal Beloit Corp.	6	378
GATX Corp.	6	375
nVent Electric plc	22	371
II-VI, Inc.*	13	370
Avnet, Inc.	14	351
Eagle Materials, Inc.	6	351
EnerSys	7	347
Timken Co.	10	323
Coherent, Inc.*	3	319
Silgan Holdings, Inc.	11	319
Valmont Industries, Inc.	3	318
MasTec, Inc.*	9	295
Louisiana-Pacific Corp.	17	292
Vishay Intertechnology, Inc.	19	274
Energizer Holdings, Inc.	9	272
Werner Enterprises, Inc.	7	254
Colfax Corp.*	12	238
Trinity Industries, Inc.	14	225
Kennametal, Inc.	12	223
Belden, Inc.	6	217
Ryder System, Inc.	8	212
Worthington Industries, Inc.	6	158
O-I Glass, Inc.	22	157
Fluor Corp.	20	138
Terex Corp.	9	129
Dycom Industries, Inc.*	5	128
Greif, Inc. — Class A	4	124
Total Industrial		38,019

Consumer, Non-cyclical - 0.4%
West Pharmaceutical Services, Inc.	11	1,675
Molina Healthcare, Inc.*	9	1,257
Masimo Corp.*	7	1,240
Catalent, Inc.*	22	1,143
Service Corporation International	27	1,056
Bio-Rad Laboratories, Inc. — Class A*	3	1,052
Hill-Rom Holdings, Inc.	10	1,006
Bio-Techne Corp.	5	948
Amedisys, Inc.*	5	918
Encompass Health Corp.	14	896
Charles River Laboratories International, Inc.*	7	883
Chemed Corp.	2	866
Post Holdings, Inc.*	10	830
Penumbra, Inc.*	5	807
Haemonetics Corp.*	8	797
Exelixis, Inc.*	44	757
Ingredion, Inc.	10	755
PRA Health Sciences, Inc.*	9	747
WEX, Inc.*	7	732
Repligen Corp.*	7	676
United Therapeutics Corp.*	7	664
ICU Medical, Inc.*	3	605
FTI Consulting, Inc.*	5	599
Helen of Troy Ltd.*	4	576
Flowers Foods, Inc.	28	574
Grand Canyon Education, Inc.*	7	534
HealthEquity, Inc.*	10	506
ManpowerGroup, Inc.	9	477
Globus Medical, Inc. — Class A*	11	468
Nektar Therapeutics*	26	464
Integra LifeSciences Holdings Corp.*	10	447
Darling Ingredients, Inc.*	23	441
Lancaster Colony Corp.	3	434
NuVasive, Inc.*	8	405
Arrowhead Pharmaceuticals, Inc.*	14	403
Sanderson Farms, Inc.	3	370
Boston Beer Company, Inc. — Class A*	1	368
Brink’s Co.	7	364
Syneos Health, Inc.*	9	355
TreeHouse Foods, Inc.*	8	353
Graham Holdings Co. — Class B	1	341
CoreLogic, Inc.	11	336
LiveRamp Holdings, Inc.*	10	329
LivaNova plc*	7	317
Sprouts Farmers Market, Inc.*	17	316
Hain Celestial Group, Inc.*	12	312
Prestige Consumer Healthcare, Inc.*	8	294
ASGN, Inc.*	8	283
Acadia Healthcare Company, Inc.*	13	239
Sabre Corp.	39	231

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 71

SCHEDULE OF INVESTMENTS (continued)	March 31, 2020
MID-CAP 1.5x STRATEGY FUND

	Shares	Value
Aaron’s, Inc.	10	$228
Tenet Healthcare Corp.*	15	216
Adtalem Global Education, Inc.*	8	214
Edgewell Personal Care Co.*	8	193
Avanos Medical, Inc.*	7	189
Insperity, Inc.	5	187
Patterson Companies, Inc.	12	183
Cantel Medical Corp.	5	179
Deluxe Corp.	6	156
Ligand Pharmaceuticals, Inc. — Class B*	2	145
Pilgrim’s Pride Corp.*	8	145
MEDNAX, Inc.*	12	140
WW International, Inc.*	7	118
Avis Budget Group, Inc.*	8	111
Tootsie Roll Industries, Inc.[1]	2	89
Total Consumer, Non-cyclical		33,939

Consumer, Cyclical - 0.3%
Domino’s Pizza, Inc.	6	1,944
Pool Corp.	6	1,181
Toro Co.	16	1,042
Casey’s General Stores, Inc.	6	795
Watsco, Inc.	5	790
Lear Corp.	8	650
Dunkin’ Brands Group, Inc.	12	637
Churchill Downs, Inc.	6	618
Scotts Miracle-Gro Co. — Class A	6	614
Five Below, Inc.*	8	563
Caesars Entertainment Corp.*	80	541
Deckers Outdoor Corp.*	4	536
FirstCash, Inc.	7	502
Williams-Sonoma, Inc.	11	468
Carter’s, Inc.	7	460
BJ’s Wholesale Club Holdings, Inc.*	18	458
Skechers U.S.A., Inc. — Class A*	19	451
Wyndham Hotels & Resorts, Inc.	14	441
Mattel, Inc.*	50	441
Brunswick Corp.	12	425
Wendy’s Co.	27	402
Polaris, Inc.	8	385
MSC Industrial Direct Company, Inc. — Class A	7	385
Texas Roadhouse, Inc. — Class A	9	372
Ollie’s Bargain Outlet Holdings, Inc.*	8	371
JetBlue Airways Corp.*	41	367
Foot Locker, Inc.	16	353
Thor Industries, Inc.	8	338
Toll Brothers, Inc.	17	327
Choice Hotels International, Inc.	5	306
Tempur Sealy International, Inc.*	7	306
Wyndham Destinations, Inc.	13	282
Columbia Sportswear Co.	4	279
Marriott Vacations Worldwide Corp.	5	278
Healthcare Services Group, Inc.	11	263
AutoNation, Inc.*	9	253
Cracker Barrel Old Country Store, Inc.[1]	3	250
World Fuel Services Corp.	9	227
KB Home	12	217
KAR Auction Services, Inc.	18	216
Taylor Morrison Home Corp. — Class A*	19	209
Penn National Gaming, Inc.*	16	202
RH*	2	201
Herman Miller, Inc.	9	200
Goodyear Tire & Rubber Co.	33	192
Visteon Corp.*	4	192
Dick’s Sporting Goods, Inc.	9	191
American Eagle Outfitters, Inc.	23	183
HNI Corp.	7	176
TRI Pointe Group, Inc.*	20	175
Nu Skin Enterprises, Inc. — Class A	8	175
Dana, Inc.	21	164
Cinemark Holdings, Inc.	16	163
Papa John’s International, Inc.	3	160
Boyd Gaming Corp.	11	159
Urban Outfitters, Inc.*	10	142
Six Flags Entertainment Corp.	11	138
Sally Beauty Holdings, Inc.*	17	137
Eldorado Resorts, Inc.*	9	129
Adient plc*	12	109
Jack in the Box, Inc.	3	105
Cheesecake Factory, Inc.	6	102
Delphi Technologies plc*	12	96
Resideo Technologies, Inc.*	18	87
Bed Bath & Beyond, Inc.	19	80
Scientific Games Corp. — Class A*	8	78
Brinker International, Inc.	5	60
Dillard’s, Inc. — Class A	1	37
Total Consumer, Cyclical		23,776

Technology - 0.2%
Tyler Technologies, Inc.*	6	1,779
Teradyne, Inc.	24	1,300
Cypress Semiconductor Corp.	53	1,236
Fair Isaac Corp.*	4	1,231
Monolithic Power Systems, Inc.	6	1,005
PTC, Inc.*	15	918
CACI International, Inc. — Class A*	4	845
Lumentum Holdings, Inc.*	11	811
Ceridian HCM Holding, Inc.*	14	701
MKS Instruments, Inc.	8	652
Silicon Laboratories, Inc.*	7	598
Cree, Inc.*	16	567
CDK Global, Inc.	17	558
Cirrus Logic, Inc.*	8	525
j2 Global, Inc.	7	524
MAXIMUS, Inc.	9	524
Science Applications International Corp.	7	522
Cabot Microelectronics Corp.	4	456
Manhattan Associates, Inc.*	9	448
ACI Worldwide, Inc.*	17	411
Blackbaud, Inc.	7	389
Semtech Corp.*	10	375
Perspecta, Inc.	20	365
NCR Corp.*	19	336
Teradata Corp.*	16	328
Synaptics, Inc.*	5	289

72 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2020
MID-CAP 1.5x STRATEGY FUND

	Shares	Value
CommVault Systems, Inc.*	6	$243
NetScout Systems, Inc.*	9	213
Allscripts Healthcare Solutions, Inc.*	23	162
Total Technology		18,311

Utilities - 0.1%
Essential Utilities, Inc.	31	1,262
OGE Energy Corp.	29	891
UGI Corp.	30	800
IDACORP, Inc.	8	702
Hawaiian Electric Industries, Inc.	16	689
ONE Gas, Inc.	8	669
Spire, Inc.	8	596
Black Hills Corp.	9	576
Southwest Gas Holdings, Inc.	8	556
ALLETE, Inc.	8	486
NorthWestern Corp.	8	479
New Jersey Resources Corp.	14	476
National Fuel Gas Co.	12	447
PNM Resources, Inc.	11	418
Total Utilities		9,047

Communications - 0.1%
Cable One, Inc.	1	1,644
FactSet Research Systems, Inc.	5	1,303
Ciena Corp.*	22	876
Etsy, Inc.*	18	692
New York Times Co. — Class A	21	645
LogMeIn, Inc.	7	583
GrubHub, Inc.*	13	530
TEGNA, Inc.	31	337
ViaSat, Inc.*	8	287
John Wiley & Sons, Inc. — Class A	7	262
TripAdvisor, Inc.	15	261
World Wrestling Entertainment, Inc. — Class A	7	238
Telephone & Data Systems, Inc.	14	235
InterDigital, Inc.	4	178
AMC Networks, Inc. — Class A*	7	170
Yelp, Inc. — Class A*	9	162
Meredith Corp.	6	73
Total Communications		8,476

Basic Materials - 0.1%
RPM International, Inc.	19	1,130
Reliance Steel & Aluminum Co.	10	876
Royal Gold, Inc.	9	789
Steel Dynamics, Inc.	31	699
Ashland Global Holdings, Inc.	9	451
NewMarket Corp.	1	383
Valvoline, Inc.	27	353
Sensient Technologies Corp.	7	305
Commercial Metals Co.	18	284
Olin Corp.	23	268
PolyOne Corp.	13	247
Minerals Technologies, Inc.	6	218
Ingevity Corp.*	6	211
Cabot Corp.	8	209
Chemours Co.	23	204
Compass Minerals International, Inc.	5	192
Domtar Corp.	8	173
Allegheny Technologies, Inc.*	18	153
United States Steel Corp.[1]	24	151
Carpenter Technology Corp.	7	137
Total Basic Materials		7,433

Energy - 0.1%
SolarEdge Technologies, Inc.*	7	573
First Solar, Inc.*	11	397
Murphy USA, Inc.*	4	337
Equities Corp.	37	262
Cimarex Energy Co.	15	252
WPX Energy, Inc.*	60	183
Equitrans Midstream Corp.	29	146
CNX Resources Corp.*	27	144
Murphy Oil Corp.[1]	21	129
PBF Energy, Inc. — Class A	15	106
Transocean Ltd.*	83	96
Antero Midstream Corp.	43	90
NOW, Inc.*	16	83
Core Laboratories N.V.	7	72
Patterson-UTI Energy, Inc.	28	66
Apergy Corp.*,1	11	63
Matador Resources Co.*	16	40
Total Energy		3,039

Total Common Stocks
(Cost $219,854)		187,963

MUTUAL FUNDS† - 12.6%
Guggenheim Ultra Short Duration Fund — Institutional Class[2]	52,195	509,945
Guggenheim Strategy Fund II2	20,459	492,048
Total Mutual Funds
(Cost $1,027,050)		1,001,993

	Face Amount
U.S. TREASURY BILLS†† - 2.5%
U.S. Treasury Bills
0.50% due 04/30/20[3,4]	$201,000	200,991
Total U.S. Treasury Bills
(Cost $200,918)		200,991

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 73

SCHEDULE OF INVESTMENTS (continued)	March 31, 2020
MID-CAP 1.5x STRATEGY FUND

	Face Amount	Value
REPURCHASE AGREEMENTS††,5 - 44.9%
J.P. Morgan Securities LLC issued 03/31/20 at 0.01% due 04/01/20[6]	$2,571,173	$2,571,173
BofA Securities, Inc. issued 03/31/20 at 0.00% due 04/01/20[6]	988,913	988,913
Total Repurchase Agreements
(Cost $3,560,086)		3,560,086

	Shares
SECURITIES LENDING COLLATERAL†,7 - 0.0%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.39%[8]	642	642
Total Securities Lending Collateral
(Cost $642)		642

Total Investments - 62.4%
(Cost $5,008,550)		$4,951,675
Other Assets & Liabilities, net - 37.6%		2,984,658
Total Net Assets - 100.0%		$7,936,333

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Equity Futures Contracts Purchased†
S&P MidCap 400 Index Mini Futures Contracts	25	Jun 2020	$3,600,000	$104,598

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation (Depreciation)
OTC Equity Index Swap Agreements††
Barclays Bank plc	S&P MidCap 400 Index	0.94% (1 Week USD LIBOR + 0.35%)	At Maturity	04/30/20	3,134	$4,523,131	$170,910
BNP Paribas	S&P MidCap 400 Index	1.44% (1 Month USD LIBOR + 0.45%)	At Maturity	04/29/20	198	285,776	(5,569)
Goldman Sachs International	S&P MidCap 400 Index	0.99% (1 Week USD LIBOR + 0.40%)	At Maturity	04/28/20	2,299	3,317,821	(60,568)
						$8,126,728	$104,773

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at March 31, 2020 — See Note 7.
[2]	Affiliated issuer.
[3]	All or a portion of this security is pledged as futures collateral at March 31, 2020.
[4]	Rate indicated is the effective yield at the time of purchase.
[5]	Repurchase Agreements — See Note 6.
[6]	All or a portion of this security is pledged as equity index swap collateral at March 31, 2020.
[7]	Securities lending collateral — See Note 7.
[8]	Rate indicated is the 7-day yield as of March 31, 2020.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

74 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2020
MID-CAP 1.5x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$187,963	$—	$—	$187,963
Mutual Funds	1,001,993	—	—	1,001,993
U.S. Treasury Bills	—	200,991	—	200,991
Repurchase Agreements	—	3,560,086	—	3,560,086
Securities Lending Collateral	642	—	—	642
Equity Futures Contracts**	104,598	—	—	104,598
Equity Index Swap Agreements**	—	170,910	—	170,910
Total Assets	$1,295,196	$3,931,987	$—	$5,227,183

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Index Swap Agreements**	$—	$66,137	$—	$66,137

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2019, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180419000405/gug78512-ncsr.htm.

Transactions during the year ended March 31, 2020, in which the company is an affiliated issuer, were as follows:

Security Name	Value 03/31/19	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 03/31/20	Shares 03/31/20	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$4,772,674	$2,500,000	$(6,700,000)	$(84,964)	$4,338	$492,048	20,459	$135,817
Guggenheim Ultra Short Duration Fund — Institutional Class	4,057,739	3,000,000	(6,500,000)	(47,821)	27	509,945	52,195	103,464
	$8,830,413	$5,500,000	$(13,200,000)	$(132,785)	$4,365	$1,001,993		$239,281

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 75

MID-CAP 1.5x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2020

Assets:
Investments in unaffiliated issuers, at value - including $623 of securities loaned (cost $421,414)	$389,596
Investments in affiliated issuers, at value (cost $1,027,050)	1,001,993
Repurchase agreements, at value (cost $3,560,086)	3,560,086
Cash	2,375,924
Segregated cash with broker	406,083
Unrealized appreciation on OTC swap agreements	170,910
Receivables:
Fund shares sold	161,000
Dividends	9,115
Securities lending income	1
Interest	1
Total assets	8,074,709

Liabilities:
Unrealized depreciation on OTC swap agreements	66,137
Payable for:
Variation margin on futures contracts	33,500
Management fees	6,232
Swap settlement	5,557
Distribution and service fees	3,258
Fund shares redeemed	2,845
Transfer agent and administrative fees	2,606
Portfolio accounting fees	748
Return of securities lending collateral	642
Trustees’ fees	223
Miscellaneous	16,628
Total liabilities	138,376
Commitments and contingent liabilities (Note 12)	—
Net assets	$7,936,333

Net assets consist of:
Paid in capital	$16,002,561
Total distributable earnings (loss)	(8,066,228)
Net assets	$7,936,333

A-Class:
Net assets	$1,949,949
Capital shares outstanding	34,806
Net asset value per share	$56.02
Maximum offering price per share (Net asset value divided by 95.25%)	$58.81

C-Class:
Net assets	$1,932,599
Capital shares outstanding	40,108
Net asset value per share	$48.18

H-Class:
Net assets	$4,053,785
Capital shares outstanding	72,075
Net asset value per share	$56.24

STATEMENT OF OPERATIONS
Year Ended March 31, 2020

Investment Income:
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $9)	$380,642
Dividends from securities of affiliated issuers	239,281
Interest	173,835
Income from securities lending, net	1,495
Total investment income	795,253

Expenses:
Management fees	346,715
Distribution and service fees:
A-Class	7,301
C-Class	35,137
H-Class	80,224
Transfer agent and administrative fees	97,045
Registration fees	40,892
Portfolio accounting fees	38,524
Professional fees	13,900
Pricing fees	9,054
Printing fees	6,786
Trustees’ fees*	6,614
Custodian fees	5,480
Miscellaneous	28,725
Total expenses	716,397
Less:
Expenses waived by Adviser	(10,857)
Net expenses	705,540
Net investment income	89,713

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	4,170,674
Investments in affiliated issuers	(132,785)
Swap agreements	(1,584,528)
Futures contracts	338,010
Net realized gain	2,791,371
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(31,434)
Investments in affiliated issuers	4,365
Swap agreements	(206,604)
Futures contracts	68,475
Net change in unrealized appreciation (depreciation)	(165,198)
Net realized and unrealized gain	2,626,173
Net increase in net assets resulting from operations	$2,715,886

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

76 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MID-CAP 1.5x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2020	Year Ended March 31, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment income	$89,713	$221,832
Net realized gain (loss) on investments	2,791,371	(11,469,654)
Net change in unrealized appreciation (depreciation) on investments	(165,198)	543,840
Net increase (decrease) in net assets resulting from operations	2,715,886	(10,703,982)

Distributions to shareholders:
A-Class	(6,471)	(17,300)
C-Class	(7,932)	(20,379)
H-Class	(209,346)	(714,618)
Total distributions to shareholders	(223,749)	(752,297)

Capital share transactions:
Proceeds from sale of shares
A-Class	1,361,417	2,971,226
C-Class	75,744	141,109
H-Class	326,944,951	475,373,044
Distributions reinvested
A-Class	6,428	17,188
C-Class	7,890	20,268
H-Class	84,839	206,077
Cost of shares redeemed
A-Class	(1,750,513)	(1,816,063)
C-Class	(639,883)	(2,380,353)
H-Class	(341,855,663)	(464,080,804)
Net increase (decrease) from capital share transactions	(15,764,790)	10,451,692
Net decrease in net assets	(13,272,653)	(1,004,587)

Net assets:
Beginning of year	21,208,986	22,213,573
End of year	$7,936,333	$21,208,986

Capital share activity:
Shares sold
A-Class	16,057	31,646
C-Class	951	1,782
H-Class	3,423,458	5,641,695
Shares issued from reinvestment of distributions
A-Class	66	210
C-Class	94	285
H-Class	869	2,500
Shares redeemed
A-Class	(19,942)	(19,592)
C-Class	(8,742)	(28,644)
H-Class	(3,507,691)	(5,642,422)
Net decrease in shares	(94,880)	(12,540)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 77

MID-CAP 1.5x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016
Per Share Data
Net asset value, beginning of period	$89.82	$90.38	$79.90	$61.64	$67.32
Income (loss) from investment operations:
Net investment income (loss)[a]	.37	.58	.15	(.09)	(.47)
Net gain (loss) on investments (realized and unrealized)	(33.98)	(.73)	10.83	18.50	(4.81)
Total from investment operations	(33.61)	(.15)	10.98	18.41	(5.28)
Less distributions from:
Net investment income	(.19)	(.11)	—	—	—
Net realized gains	—	(.30)	(.50)	(.15)	(.40)
Total distributions	(.19)	(.41)	(.50)	(.15)	(.40)
Net asset value, end of period	$56.02	$89.82	$90.38	$79.90	$61.64

Total Return[b]	(37.52%)	(0.11%)	13.74%	29.88%	(7.86%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,950	$3,469	$2,382	$1,935	$1,879
Ratios to average net assets:
Net investment income (loss)	0.40%	0.64%	0.17%	(0.13%)	(0.75%)
Total expenses[c]	1.77%	1.77%	1.67%	1.68%	1.65%
Net expenses[d]	1.72%	1.75%	1.67%	1.68%	1.65%
Portfolio turnover rate	617%	721%	722%	1,216%	1,506%

C-Class	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016
Per Share Data
Net asset value, beginning of period	$77.86	$78.99	$70.42	$54.73	$60.27
Income (loss) from investment operations:
Net investment income (loss)[a]	(.27)	(.09)	(.51)	(.65)	(.78)
Net gain (loss) on investments (realized and unrealized)	(29.22)	(.63)	9.58	16.49	(4.36)
Total from investment operations	(29.49)	(.72)	9.07	15.84	(5.14)
Less distributions from:
Net investment income	(.19)	(.11)	—	—	—
Net realized gains	—	(.30)	(.50)	(.15)	(.40)
Total distributions	(.19)	(.41)	(.50)	(.15)	(.40)
Net asset value, end of period	$48.18	$77.86	$78.99	$70.42	$54.73

Total Return[b]	(37.98%)	(0.86%)	12.89%	28.94%	(8.55%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,933	$3,722	$5,875	$7,720	$4,794
Ratios to average net assets:
Net investment income (loss)	(0.34%)	(0.12%)	(0.68%)	(1.05%)	(1.41%)
Total expenses[c]	2.52%	2.51%	2.43%	2.42%	2.40%
Net expenses[d]	2.47%	2.50%	2.43%	2.42%	2.40%
Portfolio turnover rate	617%	721%	722%	1,216%	1,506%

78 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MID-CAP 1.5x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016
Per Share Data
Net asset value, beginning of period	$90.18	$90.82	$80.23	$61.85	$67.45
Income (loss) from investment operations:
Net investment income (loss)[a]	.27	.42	.35	(.37)	(.57)
Net gain (loss) on investments (realized and unrealized)	(34.02)	(.65)	10.74	18.90	(4.63)
Total from investment operations	(33.75)	(.23)	11.09	18.53	(5.20)
Less distributions from:
Net investment income	(.19)	(.11)	—	—	—
Net realized gains	—	(.30)	(.50)	(.15)	(.40)
Total distributions	(.19)	(.41)	(.50)	(.15)	(.40)
Net asset value, end of period	$56.24	$90.18	$90.82	$80.23	$61.85

Total Return	(37.52%)	(0.21%)	13.82%	29.97%	(7.73%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,054	$14,017	$13,956	$20,071	$13,611
Ratios to average net assets:
Net investment income (loss)	0.28%	0.49%	0.39%	(0.50%)	(0.93%)
Total expenses[c]	1.79%	1.78%	1.66%	1.68%	1.66%
Net expenses[d]	1.77%	1.77%	1.66%	1.68%	1.66%
Portfolio turnover rate	617%	721%	722%	1,216%	1,506%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 79

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2020

INVERSE MID-CAP STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the inverse (opposite) of the performance of the S&P MidCap 400® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the year ended March 31, 2020, Inverse Mid-Cap Strategy Fund achieved a daily correlation of more than 99% to its benchmark of -100% of the daily price movement of the S&P MidCap 400 Index.

Inverse Mid-Cap Strategy Fund H-Class returned 18.11%, while the S&P MidCap 400 Index returned -22.51% over the same period.

No sector contributed to the return of the underlying index for the year. The sectors detracting the most were Consumer Discretionary, Financials, and Real Estate.

The holdings contributing the most to the return of the underlying index were Cypress Semiconductor Corp., Cable One, Inc., and Tyler Technologies, Inc. The holdings detracting the most were UGI Corp., National Retail Properties, Inc., and WEX, Inc.

Derivatives in the Fund were used to help provide inverse exposure to the composition of the benchmark in the highest efficient manner and not for hedging purposes. Derivatives performed as expected.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration, Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II and Guggenheim Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee but the Fund’s adviser has agreed to waive fees to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such affiliated fund. For the one-year period ended March 31, 2020, investment in the Short Term Investment Vehicles benefited Fund performance.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

80 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2020

Inception Dates:
A-Class	March 31, 2004
C-Class	February 20, 2004
H-Class	February 20, 2004

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Cumulative Fund Performance*

Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	6.8%
Guggenheim Ultra Short Duration Fund — Institutional Class	6.7%
Total	13.5%

“Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*

Periods Ended March 31, 2020

	1 Year	5 Year	10 Year
A-Class Shares	18.13%	(3.47%)	(10.94%)
A-Class Shares with sales charge‡	12.51%	(4.41%)	(11.37%)
C-Class Shares	16.78%	(4.26%)	(11.64%)
C-Class Shares with CDSC§	15.78%	(4.26%)	(11.64%)
H-Class Shares	18.11%	(3.43%)	(10.93%)
S&P MidCap 400 Index	(22.51%)	0.56%	7.88%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P MidCap 400 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structure.

‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 81

SCHEDULE OF INVESTMENTS	March 31, 2020
INVERSE MID-CAP STRATEGY FUND

	Shares	Value
MUTUAL FUNDS† - 13.5%
Guggenheim Strategy Fund II1	4,401	$105,850
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	10,603	103,595
Total Mutual Funds
(Cost $214,490)		209,445

	Face Amount
REPURCHASE AGREEMENTS††,2 - 48.2%
J.P. Morgan Securities LLC issued 03/31/20 at 0.01% due 04/01/20[3]	$538,659	538,659
BofA Securities, Inc. issued 03/31/20 at 0.00% due 04/01/20[3]	207,177	207,177
Total Repurchase Agreements
(Cost $745,836)		745,836

Total Investments - 61.7%
(Cost $960,326)		$955,281
Other Assets & Liabilities, net - 38.3%		592,321
Total Net Assets - 100.0%		$1,547,602

Total Return Swap Agreements
Counterparty	Index	Financing Rate Receive	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Equity Index Swap Agreements Sold Short††
BNP Paribas	S&P MidCap 400 Index	(0.94)% (1 Month USD LIBOR - 0.05%)	At Maturity	04/29/20	411	$593,089	$11,558
Goldman Sachs International	S&P MidCap 400 Index	(0.69)% (1 Week USD LIBOR + 0.10%)	At Maturity	04/28/20	487	703,574	6,956
Barclays Bank plc	S&P MidCap 400 Index	(0.79)% (1 Week USD LIBOR + 0.20%)	At Maturity	04/30/20	165	238,304	2,600
						$1,534,967	$21,114

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	Repurchase Agreements — See Note 6.
[3]	All or a portion of this security is pledged as equity index swap collateral at March 31, 2020.
LIBOR — London Interbank Offered Rate
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$209,445	$—	$—	$209,445
Repurchase Agreements	—	745,836	—	745,836
Equity Index Swap Agreements**	—	21,114	—	21,114
Total Assets	$209,445	$766,950	$—	$976,395

**	This derivative is reported as unrealized appreciation/depreciation at period end.

82 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2020
INVERSE MID-CAP STRATEGY FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2019, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180419000405/gug78512-ncsr.htm.

Transactions during the year ended March 31, 2020, in which the company is an affiliated issuer, were as follows:

Security Name	Value 03/31/19	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 03/31/20	Shares 03/31/20	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$304,618	$—	$(195,000)	$(422)	$(3,346)	$105,850	4,401	$6,999
Guggenheim Ultra Short Duration Fund — Institutional Class	306,048	—	(199,981)	(151)	(2,321)	103,595	10,603	6,111
	$610,666	$—	$(394,981)	$(573)	$(5,667)	$209,445		$13,110

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 83

INVERSE MID-CAP STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2020

Assets:
Investments in affiliated issuers, at value (cost $214,490)	$209,445
Repurchase agreements, at value (cost $745,836)	745,836
Cash	509,757
Segregated cash with broker	17,000
Unrealized appreciation on OTC swap agreements	21,114
Receivables:
Fund shares sold	86,534
Variation margin on futures contracts	1,968
Dividends	395
Total assets	1,592,049

Liabilities:
Payable for:
Fund shares redeemed	38,504
Swap settlement	3,481
Management fees	694
Transfer agent and administrative fees	225
Distribution and service fees	199
Portfolio accounting fees	79
Trustees’ fees*	19
Miscellaneous	1,246
Total liabilities	44,447
Commitments and contingent liabilities (Note 12)	—
Net assets	$1,547,602

Net assets consist of:
Paid in capital	$6,419,565
Total distributable earnings (loss)	(4,871,963)
Net assets	$1,547,602

A-Class:
Net assets	$59,693
Capital shares outstanding	2,334
Net asset value per share	$25.58
Maximum offering price per share (Net asset value divided by 95.25%)	$26.86

C-Class:
Net assets	$22
Capital shares outstanding	1
Net asset value per share	$22.46

H-Class:
Net assets	$1,487,887
Capital shares outstanding	58,122
Net asset value per share	$25.60

STATEMENT OF OPERATIONS
Year Ended March 31, 2020

Investment Income:
Dividends from securities of affiliated issuers	$13,110
Interest	6,457
Total investment income	19,567

Expenses:
Management fees	7,467
Distribution and service fees:
A-Class	269
H-Class	1,805
Transfer agent and administrative fees	2,100
Registration fees	886
Portfolio accounting fees	830
Professional fees	487
Trustees’ fees*	244
Custodian fees	121
Miscellaneous	531
Total expenses	14,740
Less:
Expenses waived by Adviser	(609)
Net expenses	14,131
Net investment income	5,436

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in affiliated issuers	(573)
Swap agreements	(45,075)
Futures contracts	(1,894)
Net realized loss	(47,542)
Net change in unrealized appreciation (depreciation) on:
Investments in affiliated issuers	(5,667)
Swap agreements	31,158
Net change in unrealized appreciation (depreciation)	25,491
Net realized and unrealized loss	(22,051)
Net decrease in net assets resulting from operations	$(16,615)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

84 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE MID-CAP STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2020	Year Ended March 31, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment income	$5,436	$6,613
Net realized loss on investments	(47,542)	(129,549)
Net change in unrealized appreciation (depreciation) on investments	25,491	(7,137)
Net decrease in net assets resulting from operations	(16,615)	(130,073)

Distributions to shareholders:
A-Class	(688)	—
H-Class	(4,900)	—
Total distributions to shareholders	(5,588)	—

Capital share transactions:
Proceeds from sale of shares
A-Class	79,204	1,548,797
C-Class	—	81,736
H-Class	9,983,986	19,268,674
Distributions reinvested
A-Class	688	—
H-Class	4,841	—
Cost of shares redeemed
A-Class	(170,994)	(1,515,031)
C-Class	(107)	(82,834)
H-Class	(9,229,767)	(18,935,916)
Net increase from capital share transactions	667,851	365,426
Net increase in net assets	645,648	235,353

Net assets:
Beginning of year	901,954	666,601
End of year	$1,547,602	$901,954

Capital share activity:
Shares sold
A-Class	3,110	65,707
C-Class	—	4,272
H-Class	451,736	863,821
Shares issued from reinvestment of distributions
A-Class	34	—
H-Class	238	—
Shares redeemed
A-Class	(6,901)	(66,605)
C-Class	(5)	(4,361)
H-Class	(429,060)	(851,436)
Net increase in shares	19,152	11,398

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 85

INVERSE MID-CAP STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016
Per Share Data
Net asset value, beginning of period	$21.82	$22.31	$24.92	$30.70	$30.76
Income (loss) from investment operations:
Net investment income (loss)[a]	.15	.13	(.11)	(.28)	(.38)
Net gain (loss) on investments (realized and unrealized)	3.77 [e]	(.62)	(2.50)	(5.50)	.32
Total from investment operations	3.92	(.49)	(2.61)	(5.78)	(.06)
Less distributions from:
Net investment income	(.16)	—	—	—	—
Total distributions	(.16)	—	—	—	—
Net asset value, end of period	$25.58	$21.82	$22.31	$24.92	$30.70

Total Return[b]	18.13%	(2.20%)	(10.47%)	(18.89%)	(0.16%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$60	$133	$156	$226	$111
Ratios to average net assets:
Net investment income (loss)	0.68%	0.60%	(0.49%)	(1.02%)	(1.18%)
Total expenses[c]	1.77%	1.77%	1.68%	1.68%	1.65%
Net expenses[d]	1.70%	1.75%	1.68%	1.68%	1.65%
Portfolio turnover rate	—	48%	37%	120%	199%

C-Class	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016
Per Share Data
Net asset value, beginning of period	$19.40	$19.94	$22.46	$27.89	$28.16
Income (loss) from investment operations:
Net investment income (loss)[a]	— [f]	(.06)	(.28)	(.48)	(.59)
Net gain (loss) on investments (realized and unrealized)	3.22 [e]	(.48)	(2.24)	(4.95)	.32
Total from investment operations	3.22	(.54)	(2.52)	(5.43)	(.27)
Less distributions from:
Net investment income	(.16)	—	—	—	—
Total distributions	(.16)	—	—	—	—
Net asset value, end of period	$22.46	$19.40	$19.94	$22.46	$27.89

Total Return[b]	16.78%	(2.71%)	(11.22%)	(19.51%)	(0.96%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$— [g]	$— [g]	$2	$36	$273
Ratios to average net assets:
Net investment income (loss)	0.00%[h]	(0.33%)	(1.30%)	(1.85%)	(2.00%)
Total expenses[c]	2.63%	2.47%	2.44%	2.42%	2.41%
Net expenses	2.63%	2.47%	2.44%	2.42%	2.41%
Portfolio turnover rate	—	48%	37%	120%	199%

86 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE MID-CAP STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016
Per Share Data
Net asset value, beginning of period	$21.84	$22.29	$24.90	$30.69	$30.70
Income (loss) from investment operations:
Net investment income (loss)[a]	.14	.13	(.09)	(.31)	(.42)
Net gain (loss) on investments (realized and unrealized)	3.78 [e]	(.58)	(2.52)	(5.48)	.41
Total from investment operations	3.92	(.45)	(2.61)	(5.79)	(.01)
Less distributions from:
Net investment income	(.16)	—	—	—	—
Total distributions	(.16)	—	—	—	—
Net asset value, end of period	$25.60	$21.84	$22.29	$24.90	$30.69

Total Return	18.11%	(2.02%)	(10.48%)	(18.87%)	(0.07%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,488	$769	$509	$606	$2,680
Ratios to average net assets:
Net investment income (loss)	0.65%	0.61%	(0.39%)	(1.10%)	(1.32%)
Total expenses[c]	1.78%	1.77%	1.68%	1.67%	1.65%
Net expenses[d]	1.70%	1.75%	1.68%	1.67%	1.65%
Portfolio turnover rate	—	48%	37%	120%	199%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]

The amount shown for a share outstanding throughout the period does not accord with the aggregate net losses on investments for the year because of the sales and repurchases of fund shares in relation to fluctuating market value of the investments of the Fund.

[f]	Less than $0.01 per share.
[g]	Less than $1,000 in Net Assets.
[h]	Less than 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 87

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2020

RUSSELL 2000® 1.5x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of a specific benchmark for small-cap securities on a daily basis. The Fund’s current benchmark is 150% of the Russell 2000® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended March 31, 2020, Russell 2000® 1.5x Strategy Fund maintained a daily correlation of over 99% to its benchmark of 150% of the daily price movement of the Russell 2000 Index.

Russell 2000® 1.5x Strategy Fund H-Class returned -38.46%, while the Russell 2000 Index returned -23.99% over the same time period.

No sector contributed to the return of the underlying index for the period. The sectors detracting the most were Financials, Consumer Discretionary, and Industrials.

The holdings in the Fund contributing the most to return of the underlying index were Teladoc Health, Inc., Array BioPharma, Inc., and Medicines Co. The holdings detracting the most were Green Dot Corp. Class A, Investor Mortgage Capital, Inc., and Blackstone Mortgage Trust, Inc. Class A.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage and not for hedging purposes. Derivatives performed as expected.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration, Guggenheim Strategy Fund II and Guggenheim Strategy Fund III (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II and Guggenheim Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee but the Fund’s adviser has agreed to waive fees to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such affiliated fund. For the one-year period ended March 31, 2020, investment in the Short Term Investment Vehicles benefited Fund performance.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

88 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2020

Inception Dates:
A-Class	March 31, 2004
C-Class	January 23, 2001
H-Class	November 1, 2000

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Cumulative Fund Performance*

Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	4.8%
Guggenheim Ultra Short Duration Fund — Institutional Class	4.7%
Total	9.5%

“Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*

Periods Ended March 31, 2020

	1 Year	5 Year	10 Year
A-Class Shares	(38.45%)	(4.28%)	6.38%
A-Class Shares with sales charge‡	(41.37%)	(5.20%)	5.86%
C-Class Shares	(38.93%)	(4.99%)	5.58%
C-Class Shares with CDSC§	(39.54%)	(4.99%)	5.58%
H-Class Shares	(38.46%)	(4.31%)	6.35%
Russell 2000 Index	(23.99%)	1.55%	8.55%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2000 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structures.

‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 89

SCHEDULE OF INVESTMENTS	March 31, 2020
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value
RIGHTS†††,1 - 0.0%

Consumer, Non-cyclical - 0.0%
Tobira Therapeutics, Inc.*	14	$—
Omthera Pharmaceuticals, Inc.*	57	—
Total Consumer, Non-cyclical		—

Communications - 0.0%
Nexstar Media Group, Inc.*	85	—

Basic Materials - 0.0%
A Schulman, Inc.*	44	—

Total Rights
(Cost $—)		—

MUTUAL FUNDS† - 9.5%
Guggenheim Strategy Fund II2	8,525	205,017
Guggenheim Ultra Short Duration Fund — Institutional Class[2]	20,957	204,752
Total Mutual Funds
(Cost $410,781)		409,769

	Face Amount
FEDERAL AGENCY NOTES†† - 43.5%
Federal Farm Credit Bank
0.40% (U.S. Prime Rate - 2.85%, Rate Floor: 0.00%) due 08/30/22[3]	$1,000,000	1,003,419
0.45% (U.S. Prime Rate - 2.80%, Rate Floor: 0.00%) due 03/14/22[3]	250,000	250,551
0.32% (U.S. Prime Rate - 2.94%, Rate Floor: 0.00%) due 10/30/20[3]	100,000	100,042
Federal Home Loan Bank
1.77% (3 Month USD LIBOR - 0.14%, Rate Floor: 0.00%) due 01/04/21[3]	525,000	524,804
Total Federal Agency Notes
(Cost $1,874,661)		1,878,816

U.S. TREASURY BILLS†† - 1.0%
U.S. Treasury Bills
0.50% due 04/30/20[4,5]	44,000	43,998
Total U.S. Treasury Bills
(Cost $43,982)		43,998

REPURCHASE AGREEMENTS††,6 - 22.0%
J.P. Morgan Securities LLC issued 03/31/20 at 0.01% due 04/01/20[7]	685,200	685,200
BofA Securities, Inc. issued 03/31/20 at 0.00% due 04/01/20[7]	263,538	263,538
Total Repurchase Agreements
(Cost $948,738)		948,738

Total Investments - 76.0%
(Cost $3,278,162)		$3,281,321
Other Assets & Liabilities, net - 24.0%		1,034,818
Total Net Assets - 100.0%		$4,316,139

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Equity Futures Contracts Purchased†
Russell 2000 Index Mini Futures Contracts	40	Jun 2020	$2,298,400	$80,238

90 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2020
RUSSELL 2000® 1.5x STRATEGY FUND

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation (Depreciation)
OTC Equity Index Swap Agreements††
Barclays Bank plc	Russell 2000 Index	0.59% (1 Week USD LIBOR)	At Maturity	04/30/20	2,857	$3,294,103	$122,150
BNP Paribas	Russell 2000 Index	1.09% (1 Month USD LIBOR + 0.10%)	At Maturity	04/29/20	291	336,110	(7,932)
Goldman Sachs International	Russell 2000 Index	0.84% (1 Week USD LIBOR + 0.25%)	At Maturity	04/28/20	529	609,952	(11,563)
						$4,240,165	$102,655

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	Security was fair valued by the Valuation Committee at March 31, 2020. The total market value of fair valued securities amounts to $0, (cost $0) or 0.0% of total net assets.
[2]	Affiliated issuer.
[3]

Variable rate security. Rate indicated is the rate effective at March 31, 2020. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[4]	All or a portion of this security is pledged as futures collateral at March 31, 2020.
[5]	Rate indicated is the effective yield at the time of purchase.
[6]	Repurchase Agreements — See Note 6.
[7]	All or a portion of this security is pledged as equity index swap collateral at March 31, 2020.
LIBOR — London Interbank Offered Rate
plc — Public Limited Company

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 91

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2020
RUSSELL 2000® 1.5x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs		Total
Rights	$—	$—	$—	*	$—
Mutual Funds	409,769	—	—		409,769
Federal Agency Notes	—	1,878,816	—		1,878,816
U.S. Treasury Bills	—	43,998	—		43,998
Repurchase Agreements	—	948,738	—		948,738
Equity Futures Contracts**	80,238	—	—		80,238
Equity Index Swap Agreements**	—	122,150	—		122,150
Total Assets	$490,007	$2,993,702	$—		$3,483,709

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Index Swap Agreements**	$—	$19,495	$—	$19,495

*	Includes securities with a market value of $0.
**	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2019, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180419000405/gug78512-ncsr.htm.

Transactions during the year ended March 31, 2020, in which the company is an affiliated issuer, were as follows:

Security Name	Value 03/31/19	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 03/31/20	Shares 03/31/20	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$2,489,544	$2,975,000	$(5,250,000)	$(24,604)	$15,077	$205,017	8,525	$57,427
Guggenheim Ultra Short Duration Fund — Institutional Class	2,498,319	1,315,000	(3,600,000)	(16,818)	8,251	204,752	20,957	56,396
	$4,987,863	$4,290,000	$(8,850,000)	$(41,422)	$23,328	$409,769		$113,823

92 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RUSSELL 2000® 1.5x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2020

Assets:
Investments in unaffiliated issuers, at value (cost $1,918,643)	$1,922,814
Investments in affiliated issuers, at value (cost $410,781)	409,769
Repurchase agreements, at value (cost $948,738)	948,738
Cash	647,225
Segregated cash with broker	262,956
Unrealized appreciation on OTC swap agreements	122,150
Receivables:
Swap settlement	35,760
Interest	3,473
Dividends	2,939
Total assets	4,355,824

Liabilities:
Unrealized depreciation on OTC swap agreements	19,495
Payable for:
Management fees	3,543
Fund shares redeemed	2,653
Licensing fees	2,340
Transfer agent and administrative fees	1,429
Variation margin on futures contracts	1,368
Distribution and service fees	1,059
Portfolio accounting fees	417
Trustees’ fees*	105
Miscellaneous	7,276
Total liabilities	39,685
Commitments and contingent liabilities (Note 12)	—
Net assets	$4,316,139

Net assets consist of:
Paid in capital	$4,244,980
Total distributable earnings (loss)	71,159
Net assets	$4,316,139

A-Class:
Net assets	$947,500
Capital shares outstanding	24,196
Net asset value per share	$39.16
Maximum offering price per share (Net asset value divided by 95.25%)	$41.11

C-Class:
Net assets	$21,762
Capital shares outstanding	660
Net asset value per share	$32.98

H-Class:
Net assets	$3,346,877
Capital shares outstanding	85,815
Net asset value per share	$39.00

STATEMENT OF OPERATIONS
Year Ended March 31, 2020

Investment Income:
Dividends from securities of unaffiliated issuers	$889
Dividends from securities of affiliated issuers	113,823
Interest	158,717
Income from securities lending, net	28
Total investment income	273,457

Expenses:
Management fees	124,215
Distribution and service fees:
A-Class	4,729
C-Class	523
H-Class	29,644
Transfer agent and administrative fees	34,890
Portfolio accounting fees	13,802
Registration fees	11,372
Licensing fees	6,917
Professional fees	6,044
Printing fees	3,183
Trustees’ fees*	2,773
Custodian fees	2,323
Prime broker interest expense	160
Line of credit fees	42
Miscellaneous	13,079
Total expenses	253,696
Less:
Expenses waived by Adviser	(5,939)
Net expenses	247,757
Net investment income	25,700

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	179,906
Investments in affiliated issuers	(41,422)
Swap agreements	(366,992)
Futures contracts	128,719
Net realized loss	(99,789)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(175,961)
Investments in affiliated issuers	23,328
Swap agreements	(7,443)
Futures contracts	80,238
Net change in unrealized appreciation (depreciation)	(79,838)
Net realized and unrealized loss	(179,627)
Net decrease in net assets resulting from operations	$(153,927)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 93

RUSSELL 2000® 1.5x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2020	Year Ended March 31, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment income	$25,700	$69,654
Net realized gain (loss) on investments	(99,789)	3,050,875
Net change in unrealized appreciation (depreciation) on investments	(79,838)	4,139
Net increase (decrease) in net assets resulting from operations	(153,927)	3,124,668

Capital share transactions:
Proceeds from sale of shares
A-Class	193,205	1,275,564
C-Class	11,734	4,788,055
H-Class	212,569,841	262,178,295
Cost of shares redeemed
A-Class	(674,399)	(454,972)
C-Class	(54,294)	(5,865,534)
H-Class	(216,394,438)	(265,822,852)
Net decrease from capital share transactions	(4,348,351)	(3,901,444)
Net decrease in net assets	(4,502,278)	(776,776)

Net assets:
Beginning of year	8,818,417	9,595,193
End of year	$4,316,139	$8,818,417

Capital share activity:
Shares sold
A-Class	3,369	17,655
C-Class	210	77,413
H-Class	3,198,054	4,300,372
Shares redeemed
A-Class	(11,618)	(6,912)
C-Class	(995)	(94,418)
H-Class	(3,217,593)	(4,306,790)
Net decrease in shares	(28,573)	(12,680)

94 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RUSSELL 2000® 1.5x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016
Per Share Data
Net asset value, beginning of period	$63.62	$64.49	$55.99	$44.78	$58.05
Income (loss) from investment operations:
Net investment income (loss)[a]	.32	.34	.02	(.32)	(.43)
Net gain (loss) on investments (realized and unrealized)	(24.78)	(1.21)[e]	8.48	16.87	(9.03)
Total from investment operations	(24.46)	(.87)	8.50	16.55	(9.46)
Less distributions from:
Net realized gains	—	—	—	(5.34)	(3.81)
Total distributions	—	—	—	(5.34)	(3.81)
Net asset value, end of period	$39.16	$63.62	$64.49	$55.99	$44.78

Total Return[b]	(38.45%)	(1.35%)	15.18%	38.01%	(16.75%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$948	$2,064	$1,400	$1,172	$497
Ratios to average net assets:
Net investment income (loss)	0.50%	0.52%	0.03%	(0.62%)	(0.85%)
Total expenses[c]	1.82%	1.80%	1.72%	1.73%	1.70%
Net expenses[d]	1.76%	1.78%	1.72%	1.73%	1.70%
Portfolio turnover rate	93%	258%	580%	1,315%	971%

C-Class	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016
Per Share Data
Net asset value, beginning of period	$54.00	$55.14	$48.24	$39.44	$52.01
Income (loss) from investment operations:
Net investment income (loss)[a]	(.12)	(.30)	(.40)	(.63)	(.73)
Net gain (loss) on investments (realized and unrealized)	(20.90)	(.84)[e]	7.30	14.77	(8.03)
Total from investment operations	(21.02)	(1.14)	6.90	14.14	(8.76)
Less distributions from:
Net realized gains	—	—	—	(5.34)	(3.81)
Total distributions	—	—	—	(5.34)	(3.81)
Net asset value, end of period	$32.98	$54.00	$55.14	$48.24	$39.44

Total Return[b]	(38.93%)	(2.07%)	14.30%	36.98%	(17.36%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$22	$78	$1,017	$1,494	$1,322
Ratios to average net assets:
Net investment income (loss)	(0.22%)	(0.50%)	(0.78%)	(1.41%)	(1.62%)
Total expenses[c]	2.57%	2.54%	2.48%	2.47%	2.45%
Net expenses[d]	2.51%	2.53%	2.48%	2.47%	2.45%
Portfolio turnover rate	93%	258%	580%	1,315%	971%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 95

RUSSELL 2000® 1.5x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016
Per Share Data
Net asset value, beginning of period	$63.37	$64.22	$55.86	$44.75	$57.94
Income (loss) from investment operations:
Net investment income (loss)[a]	.09	.29	(.11)	(.51)	(.51)
Net gain (loss) on investments (realized and unrealized)	(24.46)	(1.14)[e]	8.47	16.96	(8.87)
Total from investment operations	(24.37)	(.85)	8.36	16.45	(9.38)
Less distributions from:
Net realized gains	—	—	—	(5.34)	(3.81)
Total distributions	—	—	—	(5.34)	(3.81)
Net asset value, end of period	$39.00	$63.37	$64.22	$55.86	$44.75

Total Return	(38.46%)	(1.32%)	14.97%	37.80%	(16.63%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,347	$6,676	$7,178	$8,447	$8,049
Ratios to average net assets:
Net investment income (loss)	0.14%	0.46%	(0.18%)	(0.98%)	(1.01%)
Total expenses[c]	1.84%	1.81%	1.72%	1.73%	1.70%
Net expenses[d]	1.80%	1.80%	1.72%	1.73%	1.70%
Portfolio turnover rate	93%	258%	580%	1,315%	971%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]

The amount shown for a share outstanding throughout the period does not accord with the aggregate net gains on investments for the year because of the sales and repurchases of Fund shares in relation to fluctuating market value of the investments of the Fund.

96 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2020

RUSSELL 2000® FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the Russell 2000® Index (the “underlying index”).

For the one-year period ended March 31, 2020, Russell 2000® Fund maintained a daily correlation of over 99% to its benchmark of the daily price movement of the Russell 2000 Index.

Russell 2000® Fund H-Class returned -25.30%, while the Russell 2000 Index returned -23.99% over the same time period.

No sector contributed to the return of the underlying index for the period. The sectors detracting the most were Financials, Consumer Discretionary, and Industrials.

The holdings in the Fund contributing the most to return of the underlying index were Teladoc Health, Inc., Array BioPharma, Inc., and Medicines Co. The holdings detracting the most were Green Dot Corp. Class A, Investor Mortgage Capital, Inc., and Blackstone Mortgage Trust, Inc. Class A.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the most efficient manner possible and not for hedging purposes. Derivatives performed as expected.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Dates:
A-Class	May 31, 2006
C-Class	May 31, 2006
H-Class	May 31, 2006

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

THE RYDEX FUNDS ANNUAL REPORT | 97

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2020

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2020

	1 Year	5 Year	10 Year
A-Class Shares	(25.32%)	(1.98%)	5.21%
A-Class Shares with sales charge‡	(28.86%)	(2.93%)	4.71%
C-Class Shares	(25.88%)	(2.70%)	4.39%
C-Class Shares with CDSC§	(26.61%)	(2.70%)	4.39%
H-Class Shares	(25.30%)	(1.97%)	5.20%
Russell 2000 Index	(23.99%)	1.55%	8.55%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2000 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structures.

‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

98 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2020
RUSSELL 2000® FUND

	Shares	Value
RIGHTS†††,1 - 0.0%

Consumer, Non-cyclical - 0.0%
Elanco Animal Health, Inc.*	505	$—
Tobira Therapeutics, Inc.*	141	—
Omthera Pharmaceuticals, Inc.*	86	—
Oncternal Therapeutics, Inc.*	7	—
Total Consumer, Non-cyclical		—

Communications - 0.0%
Nexstar Media Group, Inc.*	2,530	—

Basic Materials - 0.0%
A Schulman, Inc.*	408	—

Total Rights
(Cost $104)		—

	Face Amount
FEDERAL AGENCY NOTES†† - 59.3%
Federal Farm Credit Bank
0.38% (3 Month U.S. Treasury Bill Rate + 0.29%, Rate Floor: 0.00%) due 04/11/22[2]	$4,300,000	4,292,964
0.45% (U.S. Prime Rate - 2.80%, Rate Floor: 0.00%) due 03/14/22[2]	4,000,000	4,008,818
0.40% (U.S. Prime Rate - 2.85%, Rate Floor: 0.00%) due 08/30/22[2]	1,000,000	1,003,419
Freddie Mac
0.14% (U.S. Secured Overnight Financing Rate + 0.13%, Rate Floor: 0.00%) due 08/05/22[2]	2,000,000	1,987,230
Total Federal Agency Notes
(Cost $11,300,000)		11,292,431

U.S. TREASURY BILLS†† - 1.2%
U.S. Treasury Bills
0.50% due 04/30/20[3,4]	225,000	224,990
Total U.S. Treasury Bills
(Cost $224,908)		224,990

REPURCHASE AGREEMENTS††,5 - 22.1%
J.P. Morgan Securities LLC issued 03/31/20 at 0.01% due 04/01/20[6]	3,035,047	3,035,047
BofA Securities, Inc. issued 03/31/20 at 0.00% due 04/01/20[6]	1,167,326	1,167,326
Total Repurchase Agreements
(Cost $4,202,373)		4,202,373

Total Investments - 82.6%
(Cost $15,727,385)		$15,719,794
Other Assets & Liabilities, net - 17.4%		3,313,812
Total Net Assets - 100.0%		$19,033,606

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Equity Futures Contracts Purchased†
Russell 2000 Index Mini Futures Contracts	100	Jun 2020	$5,746,000	$164,076

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation (Depreciation)
OTC Equity Index Swap Agreements††
Barclays Bank plc	Russell 2000 Index	0.59% (1 Week USD LIBOR)	At Maturity	04/30/20	10,200	$11,761,573	$436,135
Goldman Sachs International	Russell 2000 Index	0.84% (1 Week USD LIBOR + 0.25%)	At Maturity	04/28/20	732	844,099	(9,508)
BNP Paribas	Russell 2000 Index	1.09% (I Month USD LIBOR + 0.10%)	At Maturity	04/29/20	910	1,049,718	(18,899)
						$13,655,390	$407,728

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 99

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2020
RUSSELL 2000® FUND

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	Security was fair valued by the Valuation Committee at March 31, 2020. The total market value of fair valued securities amounts to $0, (cost $104) or 0.0% of total net assets.
[2]

Variable rate security. Rate indicated is the rate effective at March 31, 2020. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[3]	All or a portion of this security is pledged as futures collateral at March 31, 2020.
[4]	Rate indicated is the effective yield at the time of purchase.
[5]	Repurchase Agreements — See Note 6.
[6]	All or a portion of this security is pledged as equity index swap collateral at March 31, 2020.
LIBOR — London Interbank Offered Rate
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs		Total
Rights	$—	$—	$—	*	$—
Federal Agency Notes	—	11,292,431	—		11,292,431
U.S. Treasury Bills	—	224,990	—		224,990
Repurchase Agreements	—	4,202,373	—		4,202,373
Equity Futures Contracts**	164,076	—	—		164,076
Equity Index Swap Agreements**	—	436,135	—		436,135
Total Assets	$164,076	$16,155,929	$—		$16,320,005

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Index Swap Agreements**	$—	$28,407	$—	$28,407

*	Includes securities with a market value of $0.
**	This derivative is reported as unrealized appreciation/depreciation at period end.

100 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RUSSELL 2000® FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2020

Assets:
Investments, at value (cost $11,525,012)	$11,517,421
Repurchase agreements, at value (cost $4,202,373)	4,202,373
Cash	2,753,872
Segregated cash with broker	794,780
Unrealized appreciation on OTC swap agreements	436,135
Receivables:
Fund shares sold	81,245
Interest	19,824
Total assets	19,805,650

Liabilities:
Unrealized depreciation on OTC swap agreements	28,407
Payable for:
Fund shares redeemed	585,817
Swap settlement	81,665
Management fees	14,839
Transfer agent and administrative fees	6,293
Distribution and service fees	6,079
Variation margin on futures contracts	5,679
Portfolio accounting fees	2,968
Trustees’ fess*	558
Miscellaneous	39,739
Total liabilities	772,044
Commitments and contingent liabilities (Note 12)	—
Net assets	$19,033,606

Net assets consist of:
Paid in capital	$26,821,954
Total distributable earnings (loss)	(7,788,348)
Net assets	$19,033,606

A-Class:
Net assets	$10,712,315
Capital shares outstanding	332,230
Net asset value per share	$32.24
Maximum offering price per share (Net asset value divided by 95.25%)	$33.85

C-Class:
Net assets	$1,590,210
Capital shares outstanding	55,789
Net asset value per share	$28.50

H-Class:
Net assets	$6,731,081
Capital shares outstanding	209,216
Net asset value per share	$32.17

STATEMENT OF OPERATIONS
Year Ended March 31, 2020

Investment Income:
Dividends (net of foreign withholding tax of $31)	$105,483
Interest	503,630
Income from securities lending, net	3,791
Total investment income	612,904

Expenses:
Management fees	265,158
Distribution and service fees:
A-Class	42,919
C-Class	27,435
H-Class	38,613
Transfer agent and administrative fees	89,735
Portfolio accounting fees	53,034
Registration fees	33,245
Professional fees	16,182
Trustees’ fees*	8,734
Custodian fees	5,250
Line of credit fees	62
Miscellaneous	50,403
Total expenses	630,770
Net investment income	(17,866)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	4,051,561
Swap agreements	(6,401,286)
Futures contracts	(1,873,212)
Net realized loss	(4,222,937)
Net change in unrealized appreciation (depreciation) on:
Investments	(4,306,894)
Swap agreements	250,797
Futures contracts	162,079
Net change in unrealized appreciation (depreciation)	(3,894,018)
Net realized and unrealized loss	(8,116,955)
Net decrease in net assets resulting from operations	$(8,134,821)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 101

RUSSELL 2000® FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2020	Year Ended March 31, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$(17,866)	$(98,815)
Net realized loss on investments	(4,222,937)	(652,459)
Net change in unrealized appreciation (depreciation) on investments	(3,894,018)	(455,050)
Net decrease in net assets resulting from operations	(8,134,821)	(1,206,324)

Distributions to shareholders:
A-Class	(245,858)	—
C-Class	(43,126)	—
H-Class	(276,721)	—
Total distributions to shareholders	(565,705)	—

Capital share transactions:
Proceeds from sale of shares
A-Class	3,057,098	148,474,143
C-Class	815,695	10,124,276
H-Class	178,802,664	128,775,760
Distributions reinvested
A-Class	241,990	—
C-Class	36,271	—
H-Class	274,144	—
Cost of shares redeemed
A-Class	(7,262,452)	(145,526,441)
C-Class	(1,845,375)	(12,203,764)
H-Class	(187,602,791)	(134,374,234)
Net decrease from capital share transactions	(13,482,756)	(4,730,260)
Net decrease in net assets	(22,183,282)	(5,936,584)

Net assets:
Beginning of year	41,216,888	47,153,472
End of year	$19,033,606	$41,216,888

Capital share activity:
Shares sold
A-Class	73,128	3,091,191
C-Class	21,433	255,282
H-Class	4,120,156	2,863,744
Shares issued from reinvestment of distributions
A-Class	5,216	—
C-Class	883	—
H-Class	5,922	—
Shares redeemed
A-Class	(169,984)	(3,060,305)
C-Class	(50,018)	(306,208)
H-Class	(4,360,424)	(2,987,447)
Net decrease in shares	(353,688)	(143,743)

102 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RUSSELL 2000® FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016
Per Share Data
Net asset value, beginning of period	$43.81	$43.67	$41.61	$33.56	$38.88
Income (loss) from investment operations:
Net investment income (loss)[a]	.00	(.05)	(.17)	(.21)	(.29)
Net gain (loss) on investments (realized and unrealized)	(10.89)	.19 [c]	4.34	8.26	(4.12)
Total from investment operations	(10.89)	.14	4.17	8.05	(4.41)
Less distributions from:
Net investment income	(.01)	—	—	—	—
Net realized gains	(.67)	—	(2.11)	—	(.91)
Total distributions	(.68)	—	(2.11)	—	(.91)
Net asset value, end of period	$32.24	$43.81	$43.67	$41.61	$33.56

Total Return[b]	(25.32%)	0.32%	10.03%	23.96%	(11.43%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10,712	$18,569	$17,163	$14,650	$11,993
Ratios to average net assets:
Net investment income (loss)	0.00%	(0.11%)	(0.40%)	(0.54%)	(0.83%)
Total expenses	1.73%	1.71%	1.63%	1.62%	1.59%
Portfolio turnover rate	35%	112%	167%	203%	442%

C-Class	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016
Per Share Data
Net asset value, beginning of period	$39.09	$39.26	$37.87	$30.78	$36.00
Income (loss) from investment operations:
Net investment income (loss)[a]	(.29)	(.37)	(.45)	(.44)	(.51)
Net gain (loss) on investments (realized and unrealized)	(9.62)	.20 [c]	3.95	7.53	(3.80)
Total from investment operations	(9.91)	(.17)	3.50	7.09	(4.31)
Less distributions from:
Net investment income	(.01)	—	—	—	—
Net realized gains	(.67)	—	(2.11)	—	(.91)
Total distributions	(.68)	—	(2.11)	—	(.91)
Net asset value, end of period	$28.50	$39.09	$39.26	$37.87	$30.78

Total Return[b]	(25.88%)	(0.43%)	9.21%	23.03%	(12.07%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,590	$3,264	$5,277	$5,841	$2,760
Ratios to average net assets:
Net investment income (loss)	(0.74%)	(0.91%)	(1.16%)	(1.27%)	(1.56%)
Total expenses	2.48%	2.46%	2.38%	2.38%	2.35%
Portfolio turnover rate	35%	112%	167%	203%	442%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 103

RUSSELL 2000® FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016
Per Share Data
Net asset value, beginning of period	$43.70	$43.57	$41.51	$33.48	$38.79
Income (loss) from investment operations:
Net investment income (loss)[a]	.01	(.06)	(.19)	(.21)	(.35)
Net gain (loss) on investments (realized and unrealized)	(10.86)	.19 [c]	4.36	8.24	(4.05)
Total from investment operations	(10.85)	.13	4.17	8.03	(4.40)
Less distributions from:
Net investment income	(.01)	—	—	—	—
Net realized gains	(.67)	—	(2.11)	—	(.91)
Total distributions	(.68)	—	(2.11)	—	(.91)
Net asset value, end of period	$32.17	$43.70	$43.57	$41.51	$33.48

Total Return	(25.30%)	0.30%	10.03%	23.95%	(11.43%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,731	$19,384	$24,713	$29,466	$46,251
Ratios to average net assets:
Net investment income (loss)	0.01%	(0.14%)	(0.43%)	(0.54%)	(0.97%)
Total expenses	1.73%	1.71%	1.63%	1.63%	1.60%
Portfolio turnover rate	35%	112%	167%	203%	442%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]

The amount shown for a share outstanding throughout the periods does not accord with the aggregate net losses on investments for the year because of the sales and repurchases of Fund shares in relation to fluctuating market value of the investments of the Fund.

104 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2020

INVERSE RUSSELL 2000® STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the inverse (opposite) of the performance of the Russell 2000® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended March 31, 2020, Inverse Russell 2000® Strategy Fund maintained a daily correlation of over 99% to its benchmark of -100% of the daily price movement of the Russell 2000 Index.

Inverse Russell 2000® Strategy Fund H-Class returned 19.08%, while the Russell 2000 Index returned -23.99% over the same time period.

No sector contributed to the return of the underlying index for the period. The sectors detracting the most were Financials, Consumer Discretionary, and Industrials.

The holdings in the Fund contributing the most to return of the underlying index were Teladoc Health, Inc., Array BioPharma, Inc., and Medicines Co. The holdings detracting the most were Green Dot Corp. Class A, Investor Mortgage Capital, Inc., and Blackstone Mortgage Trust, Inc. Class A.

Derivatives in the Fund were used to help provide inverse exposure to the composition of the benchmark in the highest efficient manner and not for hedging purposes. Derivatives performed as expected.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration, Guggenheim Strategy Fund II and Guggenheim Strategy Fund III (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II and Guggenheim Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee but the Fund’s adviser has agreed to waive fees to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such affiliated fund. For the one-year period ended March 31, 2020, investment in the Short Term Investment Vehicles benefited Fund performance.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

THE RYDEX FUNDS ANNUAL REPORT | 105

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2020

Inception Dates:
A-Class	March 31, 2004
C-Class	February 20, 2004
H-Class	February 20, 2004

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Cumulative Fund Performance*

Largest Holdings (% of Total Net Assets)
Guggenheim Ultra Short Duration Fund — Institutional Class	4.7%
Guggenheim Strategy Fund II	3.7%
Total	8.4%

“Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*

Periods Ended March 31, 2020

	1 Year	5 Year	10 Year
A-Class Shares	19.00%	(3.62%)	(11.34%)
A-Class Shares with sales charge‡	13.33%	(4.56%)	(11.78%)
C-Class Shares	18.22%	(4.33%)	(11.99%)
C-Class Shares with CDSC§	17.22%	(4.33%)	(11.99%)
H-Class Shares	19.08%	(3.59%)	(11.31%)
Russell 2000 Index	(23.99%)	1.55%	8.55%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2000 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structures.

‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

106 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2020
INVERSE RUSSELL 2000® STRATEGY FUND

	Shares	Value
MUTUAL FUNDS† - 8.4%
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	109,410	$1,068,939
Guggenheim Strategy Fund II1	34,379	826,823
Total Mutual Funds
(Cost $1,936,333)		1,895,762

	Face Amount
FEDERAL AGENCY DISCOUNT NOTES†† - 48.4%
Federal Home Loan Bank
0.05% due 04/08/20[2]	$5,000,000	4,999,951
0.51% due 08/03/20[2]	5,000,000	4,998,106
0.40% due 05/08/20[2]	1,000,000	999,589
Total Federal Agency Discount Notes
(Cost $10,990,585)		10,997,646

FEDERAL AGENCY NOTES†† - 2.3%
Federal Home Loan Bank
0.75% (3 Month USD LIBOR - 0.14%, Rate Floor: 0.00%) due 12/18/20[3]	400,000	400,084
Federal Farm Credit Bank
0.44% (U.S. Prime Rate - 2.81%, Rate Floor: 0.00%) due 05/20/22[3]	120,000	120,261
Total Federal Agency Notes
(Cost $519,848)		520,345

U.S. TREASURY BILLS†† - 0.0%
U.S. Treasury Bills
0.50% due 04/30/20[2]	5,000	5,000
Total U.S. Treasury Bills
(Cost $4,998)		5,000

REPURCHASE AGREEMENTS††,4 - 24.9%
J.P. Morgan Securities LLC issued 03/31/20 at 0.01% due 04/01/20[5]	4,091,107	4,091,107
BofA Securities, Inc. issued 03/31/20 at 0.00% due 04/01/20[5]	1,573,503	1,573,503
Total Repurchase Agreements
(Cost $5,664,610)		5,664,610

Total Investments - 84.0%
(Cost $19,116,374)		$19,083,363
Other Assets & Liabilities, net - 16.0%		3,630,737
Total Net Assets - 100.0%		$22,714,100

Total Return Swap Agreements
Counterparty	Index	Financing Rate Receive	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Equity Index Swap Agreements Sold Short††
Goldman Sachs International	Russell 2000 Index	(0.54)% (1 Week USD LIBOR - 0.05%)	At Maturity	04/28/20	10,866	$12,530,100	$287,918
BNP Paribas	Russell 2000 Index	(0.59)% (1 Month USD LIBOR - 0.40%)	At Maturity	04/29/20	6,096	7,029,779	142,224
Barclays Bank plc	Russell 2000 Index	(0.09)% (1 Week USD LIBOR - 0.50%)	At Maturity	04/30/20	2,713	3,128,456	14,147
						$22,688,335	$444,289

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	Rate indicated is the effective yield at the time of purchase.
[3]

Variable rate security. Rate indicated is the rate effective at March 31, 2020. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[4]	Repurchase Agreements — See Note 6.
[5]	All or a portion of this security is pledged as equity index swap collateral at March 31, 2020.
LIBOR — London Interbank Offered Rate
plc — Public Limited Company

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 107

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2020
INVERSE RUSSELL 2000® STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$1,895,762	$—	$—	$1,895,762
Federal Agency Discount Notes	—	10,997,646	—	10,997,646
Federal Agency Notes	—	520,345	—	520,345
U.S. Treasury Bills	—	5,000	—	5,000
Repurchase Agreements	—	5,664,610	—	5,664,610
Equity Index Swap Agreements**	—	444,289	—	444,289
Total Assets	$1,895,762	$17,631,890	$—	$19,527,652

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2019, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180419000405/gug78512-ncsr.htm.

Transactions during the year ended March 31, 2020, in which the company is an affiliated issuer, were as follows:

Security Name	Value 03/31/19	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 03/31/20	Shares 03/31/20	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$1,252,629	$—	$(400,000)	$(11)	$(25,795)	$826,823	34,379	$25,386
Guggenheim Ultra Short Duration Fund — Institutional Class	1,347,072	140,000	(400,000)	(493)	(17,640)	1,068,939	109,410	24,759
	$2,599,701	$140,000	$(800,000)	$(504)	$(43,435)	$1,895,762		$50,145

108 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE RUSSELL 2000® STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2020

Assets:
Investments in unaffiliated issuers, at value (cost $11,515,431)	$11,522,991
Investments in affiliated issuers, at value (cost $1,936,333)	1,895,762
Repurchase agreements, at value (cost $5,664,610)	5,664,610
Cash	3,042,186
Unrealized appreciation on OTC swap agreements	444,289
Receivables:
Fund shares sold	315,278
Dividends	3,322
Interest	289
Total assets	22,888,727

Liabilities:
Payable for:
Fund shares redeemed	81,608
Swap settlement	44,885
Management fees	13,243
Transfer agent and administrative fees	4,227
Distribution and service fees	3,884
Portfolio accounting fees	1,493
Trustees’ fees*	369
Miscellaneous	24,918
Total liabilities	174,627
Commitments and contingent liabilities (Note 12)	—
Net assets	$22,714,100

Net assets consist of:
Paid in capital	$50,269,472
Total distributable earnings (loss)	(27,555,372)
Net assets	$22,714,100

A-Class:
Net assets	$206,514
Capital shares outstanding	8,562
Net asset value per share	$24.12
Maximum offering price per share (Net asset value divided by 95.25%)	$25.32

C-Class:
Net assets	$93,642
Capital shares outstanding	4,387
Net asset value per share	$21.35

H-Class:
Net assets	$22,413,944
Capital shares outstanding	925,542
Net asset value per share	$24.22

STATEMENT OF OPERATIONS
Year Ended March 31, 2020

Investment Income:
Dividends from securities of affiliated issuers	$50,145
Interest	99,996
Total investment income	150,141

Expenses:
Management fees	70,910
Distribution and service fees:
A-Class	1,058
C-Class	3,787
H-Class	17,692
Transfer agent and administrative fees	20,193
Registration fees	8,238
Portfolio accounting fees	7,879
Professional fees	4,904
Trustees’ fees*	2,063
Custodian fees	1,125
Prime broker interest expense	6
Miscellaneous	8,684
Total expenses	146,539
Less:
Expenses waived by Adviser	(2,538)
Net expenses	144,001
Net investment income	6,140

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	2,081
Investments in affiliated issuers	(504)
Swap agreements	(1,589,611)
Futures contracts	(253,463)
Net realized loss	(1,841,497)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	7,560
Investments in affiliated issuers	(43,435)
Swap agreements	555,378
Futures contracts	13,457
Net change in unrealized appreciation (depreciation)	532,960
Net realized and unrealized loss	(1,308,537)
Net decrease in net assets resulting from operations	$(1,302,397)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 109

INVERSE RUSSELL 2000® STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2020	Year Ended March 31, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment income	$6,140	$52,324
Net realized loss on investments	(1,841,497)	(42,797)
Net change in unrealized appreciation (depreciation) on investments	532,960	(174,046)
Net decrease in net assets resulting from operations	(1,302,397)	(164,519)

Distributions to shareholders:
A-Class	(1,975)	—
C-Class	(2,914)	—
H-Class	(47,851)	—
Total distributions to shareholders	(52,740)	—

Capital share transactions:
Proceeds from sale of shares
A-Class	504,699	5,160,677
C-Class	42,769	5,873,034
H-Class	83,248,259	97,798,195
Distributions reinvested
A-Class	1,705	—
C-Class	2,557	—
H-Class	47,493	—
Cost of shares redeemed
A-Class	(1,102,154)	(4,494,155)
C-Class	(512,240)	(5,988,495)
H-Class	(68,762,044)	(91,998,591)
Net increase from capital share transactions	13,471,044	6,350,665
Net increase in net assets	12,115,907	6,186,146

Net assets:
Beginning of year	10,598,193	4,412,047
End of year	$22,714,100	$10,598,193

Capital share activity:
Shares sold
A-Class	24,623	230,007
C-Class	2,041	326,224
H-Class	3,778,954	4,711,124
Shares issued from reinvestment of distributions
A-Class	90	—
C-Class	152	—
H-Class	2,500	—
Shares redeemed
A-Class	(52,699)	(205,975)
C-Class	(23,048)	(333,306)
H-Class	(3,314,364)	(4,421,740)
Net increase in shares	418,249	306,334

110 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE RUSSELL 2000® STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016
Per Share Data
Net asset value, beginning of period	$20.42	$20.90	$23.62	$30.76	$29.22
Income (loss) from investment operations:
Net investment income (loss)[a]	.10	.14	(.18)	(.31)	(.39)
Net gain (loss) on investments (realized and unrealized)	3.74 [e]	(.62)	(2.54)	(6.83)	1.93
Total from investment operations	3.84	(.48)	(2.72)	(7.14)	1.54
Less distributions from:
Net investment income	(.14)	—	—	—	—
Total distributions	(.14)	—	—	—	—
Net asset value, end of period	$24.12	$20.42	$20.90	$23.62	$30.76

Total Return[b]	19.00%	(2.30%)	(11.52%)	(23.21%)	5.27%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$207	$746	$262	$8,645	$2,795
Ratios to average net assets:
Net investment income (loss)	0.51%	0.65%	(0.76%)	(1.11%)	(1.23%)
Total expenses[c]	1.82%	1.83%	1.74%	1.71%	1.70%
Net expenses[d]	1.78%	1.81%	1.74%	1.71%	1.70%
Portfolio turnover rate	7%	40%	—	58%	584%

C-Class	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016
Per Share Data
Net asset value, beginning of period	$18.21	$18.79	$21.41	$28.07	$26.86
Income (loss) from investment operations:
Net investment income (loss)[a]	(.06)	(.05)	(.25)	(.45)	(.58)
Net gain (loss) on investments (realized and unrealized)	3.34 [e]	(.53)	(2.37)	(6.21)	1.79
Total from investment operations	3.28	(.58)	(2.62)	(6.66)	1.21
Less distributions from:
Net investment income	(.14)	—	—	—	—
Total distributions	(.14)	—	—	—	—
Net asset value, end of period	$21.35	$18.21	$18.79	$21.41	$28.07

Total Return[b]	18.22%	(3.09%)	(12.24%)	(23.73%)	4.50%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$94	$460	$607	$1,028	$1,729
Ratios to average net assets:
Net investment income (loss)	(0.34%)	(0.26%)	(1.22%)	1.83%	(2.08%)
Total expenses[c]	2.57%	2.56%	2.48%	2.47%	2.45%
Net expenses[d]	2.53%	2.55%	2.48%	2.47%	2.45%
Portfolio turnover rate	7%	40%	—	58%	584%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 111

INVERSE RUSSELL 2000® STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016
Per Share Data
Net asset value, beginning of period	$20.49	$20.96	$23.69	$30.83	$29.30
Income (loss) from investment operations:
Net investment income (loss)[a]	.02	.11	(.09)	(.32)	(.41)
Net gain (loss) on investments (realized and unrealized)	3.85 [e]	(.58)	(2.64)	(6.82)	1.94
Total from investment operations	3.87	(.47)	(2.73)	(7.14)	1.53
Less distributions from:
Net investment income	(.14)	—	—	—	—
Total distributions	(.14)	—	—	—	—
Net asset value, end of period	$24.22	$20.49	$20.96	$23.69	$30.83

Total Return	19.08%	(2.24%)	(11.52%)	(23.16%)	5.22%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$22,414	$9,392	$3,543	$5,777	$36,713
Ratios to average net assets:
Net investment income (loss)	0.07%	0.53%	(0.39%)	(1.14%)	(1.28%)
Total expenses[c]	1.82%	1.82%	1.72%	1.72%	1.70%
Net expenses[d]	1.79%	1.81%	1.72%	1.72%	1.70%
Portfolio turnover rate	7%	40%	—	58%	584%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]

The amount shown for a share outstanding throughout the period does not accord with the aggregate net losses on investments for the year because of the sales and repurchases of fund shares in relation to fluctuating market value of the investments of the Fund.

112 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2020

DOW JONES INDUSTRIAL AVERAGE® FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the Dow Jones Industrials Average® (the “underlying index”).

For the one-year period ended March 31, 2020, Dow Jones Industrial Average® Fund maintained a daily correlation of over 99% to its benchmark of 100% of the daily price movement of the Dow Jones Industrial Average Index.

Dow Jones Industrial Average® Fund H-Class returned -15.40%, while the Dow Jones Industrial Average Index returned -13.38% over the same time period.

The only sector contributing to the return of the underlying index was Information Technology. The sectors detracting the most were Industrials, Financials, and Energy.

The holdings contributing the most to the return of the underlying index were Apple, Inc., Microsoft Corp., and Walmart, Inc. The holdings detracting the most were Boeing Co., 3M Co., and Chevron Corp.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the most efficient manner possible and not for hedging purposes. Derivatives performed as expected.

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration, Guggenheim Strategy Fund II and Guggenheim Strategy Fund III (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II and Guggenheim Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee but the Fund’s adviser has agreed to waive fees to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such affiliated fund. For the one-year period ended March 31, 2020, investment in the Short Term Investment Vehicles benefited Fund performance.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

THE RYDEX FUNDS ANNUAL REPORT | 113

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2020

Inception Dates:
A-Class	December 1, 2015
C-Class	December 1, 2015
H-Class	December 1, 2015

Cumulative Fund Performance*

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	6.2%
Guggenheim Ultra Short Duration Fund — Institutional Class	5.2%
Apple, Inc.	3.8%
UnitedHealth Group, Inc.	3.7%
Home Depot, Inc.	2.8%
McDonald’s Corp.	2.4%
Visa, Inc. — Class A	2.4%
Microsoft Corp.	2.3%
Goldman Sachs Group, Inc.	2.3%
Boeing Co.	2.2%
Top Ten Total	33.3%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*

Periods Ended March 31, 2020

	1 Year	Since Inception (12/01/15)
A-Class Shares	(15.38%)	5.49%
A-Class Shares with sales charge‡	(19.40%)	4.31%
C-Class Shares	(16.03%)	4.70%
C-Class Shares with CDSC§	(16.83%)	4.70%
H-Class Shares	(15.40%)	5.50%
Dow Jones Industrial Average Index	(13.38%)	7.37%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Dow Jones Industrial Average Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structures.

‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

114 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2020
DOW JONES INDUSTRIAL AVERAGE® FUND

	Shares	Value
COMMON STOCKS† - 47.7%

Consumer, Non-cyclical - 9.5%
UnitedHealth Group, Inc.	4,225	$1,053,631
Johnson & Johnson	4,225	554,024
Procter & Gamble Co.	4,225	464,750
Merck & Company, Inc.	4,225	325,072
Coca-Cola Co.	4,225	186,956
Pfizer, Inc.	4,225	137,904
Total Consumer, Non-cyclical		2,722,337

Consumer, Cyclical - 8.8%
Home Depot, Inc.	4,225	788,850
McDonald’s Corp.	4,225	698,604
Walmart, Inc.	4,225	480,044
NIKE, Inc. — Class B	4,225	349,576
Walgreens Boots Alliance, Inc.	4,225	193,294
Total Consumer, Cyclical		2,510,368

Financial - 8.7%
Visa, Inc. — Class A	4,225	680,732
Goldman Sachs Group, Inc.	4,225	653,142
Travelers Companies, Inc.	4,225	419,754
JPMorgan Chase & Co.	4,225	380,377
American Express Co.	4,225	361,702
Total Financial		2,495,707

Technology - 8.5%
Apple, Inc.	4,225	1,074,375
Microsoft Corp.	4,225	666,325
International Business Machines Corp.	4,225	468,679
Intel Corp.	4,225	228,657
Total Technology		2,438,036

Industrial - 7.3%
Boeing Co.	4,225	630,117
3M Co.	4,225	576,755
Caterpillar, Inc.	4,225	490,269
United Technologies Corp.*	4,225	398,544
Total Industrial		2,095,685

Communications - 2.8%
Walt Disney Co.	4,225	408,135
Verizon Communications, Inc.	4,225	227,009
Cisco Systems, Inc.	4,225	166,085
Total Communications		801,229

Energy - 1.6%
Chevron Corp.	4,225	306,144
Exxon Mobil Corp.	4,225	160,423
Total Energy		466,567

Basic Materials - 0.5%
Dow, Inc.	4,225	123,539

Total Common Stocks
(Cost $12,812,470)		13,653,468

MUTUAL FUNDS† - 11.4%
Guggenheim Strategy Fund II1	73,498	1,767,616
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	152,829	1,493,141
Total Mutual Funds
(Cost $3,339,992)		3,260,757

	Face Amount
U.S. TREASURY BILLS†† - 0.2%
U.S. Treasury Bills
0.50% due 04/30/20[2,3]	$61,000	60,997
Total U.S. Treasury Bills
(Cost $60,975)		60,997

REPURCHASE AGREEMENTS††,4 - 22.4%
J.P. Morgan Securities LLC issued 03/31/20 at 0.01% due 04/01/20[5]	4,626,627	4,626,627
BofA Securities, Inc. issued 03/31/20 at 0.00% due 04/01/20[5]	1,779,472	1,779,472
Total Repurchase Agreements
(Cost $6,406,099)		6,406,099

Total Investments - 81.7%
(Cost $22,619,536)		$23,381,321
Other Assets & Liabilities, net - 18.3%		5,238,233
Total Net Assets - 100.0%		$28,619,554

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Equity Futures Contracts Purchased†
Dow Jones Industrial Average Index Mini Futures Contracts	21	Jun 2020	$2,286,795	$177,057

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 115

SCHEDULE OF INVESTMENTS (continued)	March 31, 2020
DOW JONES INDUSTRIAL AVERAGE® FUND

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Depreciation
OTC Equity Index Swap Agreements††
BNP Paribas	Dow Jones Industrial Average Index	1.49% (1 Month USD LIBOR + 0.50%)	At Maturity	04/29/20	131	$2,865,599	$(83,026)
Barclays Bank plc	Dow Jones Industrial Average Index	1.09% (1 Week USD LIBOR + 0.50%)	At Maturity	04/30/20	449	9,843,601	(184,289)
						$12,709,200	$(267,315)

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	All or a portion of this security is pledged as futures collateral at March 31, 2020.
[3]	Rate indicated is the effective yield at the time of purchase.
[4]	Repurchase Agreements — See Note 6.
[5]	All or a portion of this security is pledged as equity index swap collateral at March 31, 2020.
LIBOR — London Interbank Offered Rate
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$13,653,468	$—	$—	$13,653,468
Mutual Funds	3,260,757	—	—	3,260,757
U.S. Treasury Bills	—	60,997	—	60,997
Repurchase Agreements	—	6,406,099	—	6,406,099
Equity Futures Contracts**	177,057	—	—	177,057
Total Assets	$17,091,282	$6,467,096	$—	$23,558,378

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Index Swap Agreements**	$—	$267,315	$—	$267,315

**	This derivative is reported as unrealized appreciation/depreciation at period end.

116 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2020
DOW JONES INDUSTRIAL AVERAGE® FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2019, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180419000405/gug78512-ncsr.htm.

Transactions during the year ended March 31, 2020, in which the company is an affiliated issuer, were as follows:

Security Name	Value 03/31/19	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 03/31/20	Shares 03/31/20	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$3,422,469	$—	$(1,600,000)	$(5,028)	$(49,825)	$1,767,616	73,498	$74,422
Guggenheim Ultra Short Duration Fund — Institutional Class	3,423,509	—	(1,900,000)	2,103	(32,471)	1,493,141	152,829	68,431
	$6,845,978	$—	$(3,500,000)	$(2,925)	$(82,296)	$3,260,757		$142,853

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 117

DOW JONES INDUSTRIAL AVERAGE® FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2020

Assets:
Investments in unaffiliated issuers, at value (cost $12,873,445)	$13,714,465
Investments in affiliated issuers, at value (cost $3,339,992)	3,260,757
Repurchase agreements, at value (cost $6,406,099)	6,406,099
Cash	4,911,369
Segregated cash with broker	1,351,395
Receivables:
Fund shares sold	91,014
Dividends	13,920
Interest	2
Total assets	29,749,021

Liabilities:
Segregated cash due to broker	337,086
Unrealized depreciation on OTC swap agreements	267,315
Payable for:
Fund shares redeemed	425,908
Variation margin on futures contracts	40,740
Management fees	12,171
Swap settlement	5,545
Distribution and service fees	5,270
Transfer agent and administrative fees	5,113
Portfolio accounting fees	1,668
Trustees’ fees*	428
Miscellaneous	28,223
Total liabilities	1,129,467
Commitments and contingent liabilities (Note 12)	—
Net assets	$28,619,554

Net assets consist of:
Paid in capital	$30,000,586
Total distributable earnings (loss)	(1,381,032)
Net assets	$28,619,554

A-Class:
Net assets	$2,651,761
Capital shares outstanding	46,254
Net asset value per share	$57.33
Maximum offering price per share (Net asset value divided by 95.25%)	$60.19

C-Class:
Net assets	$1,636,542
Capital shares outstanding	29,554
Net asset value per share	$55.37

H-Class:
Net assets	$24,331,251
Capital shares outstanding	424,173
Net asset value per share	$57.36

STATEMENT OF OPERATIONS
Year Ended March 31, 2020

Investment Income:
Dividends from securities of unaffiliated issuers	$540,106
Dividends from securities of affiliated issuers	142,853
Interest	48,511
Total investment income	731,470

Expenses:
Management fees	235,233
Distribution and service fees:
A-Class	14,166
C-Class	21,558
H-Class	58,856
Transfer agent and administrative fees	79,354
Registration fees	35,126
Portfolio accounting fees	31,364
Professional fees	15,667
Trustees’ fees*	9,175
Custodian fees	4,600
Miscellaneous	31,993
Total expenses	537,092
Less:
Expenses waived by Adviser	(6,814)
Net expenses	530,278
Net investment income	201,192

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	5,323,674
Investments in affiliated issuers	(2,925)
Swap agreements	25,921
Futures contracts	(279,514)
Net realized gain	5,067,156
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(6,841,606)
Investments in affiliated issuers	(82,296)
Swap agreements	(400,302)
Futures contracts	177,355
Net change in unrealized appreciation (depreciation)	(7,146,849)
Net realized and unrealized loss	(2,079,693)
Net decrease in net assets resulting from operations	$(1,878,501)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

118 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

DOW JONES INDUSTRIAL AVERAGE® FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2020	Year Ended March 31, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment income	$201,192	$422,699
Net realized gain on investments	5,067,156	8,709,934
Net change in unrealized appreciation (depreciation) on investments	(7,146,849)	(4,608,320)
Net increase (decrease) in net assets resulting from operations	(1,878,501)	4,524,313

Distributions to shareholders:
A-Class	(159,709)	(104,984)
C-Class	(98,345)	(22,489)
H-Class	(892,516)	(463,766)
Total distributions to shareholders	(1,150,570)	(591,239)

Capital share transactions:
Proceeds from sale of shares
A-Class	16,273,565	78,585,897
C-Class	2,489,125	1,582,226
H-Class	141,553,466	462,514,750
Distributions reinvested
A-Class	127,980	76,561
C-Class	93,396	21,083
H-Class	889,793	463,042
Cost of shares redeemed
A-Class	(32,450,685)	(81,898,564)
C-Class	(2,248,063)	(3,347,159)
H-Class	(156,450,347)	(493,573,657)
Net decrease from capital share transactions	(29,721,770)	(35,575,821)
Net decrease in net assets	(32,750,841)	(31,642,747)

Net assets:
Beginning of year	61,370,395	93,013,142
End of year	$28,619,554	$61,370,395

Capital share activity:
Shares sold
A-Class	272,947	1,150,595
C-Class	35,697	23,845
H-Class	2,026,607	6,744,613
Shares issued from reinvestment of distributions
A-Class	1,746	1,155
C-Class	1,316	326
H-Class	12,134	6,984
Shares redeemed
A-Class	(498,107)	(1,199,548)
C-Class	(32,647)	(49,811)
H-Class	(2,189,993)	(7,217,481)
Net decrease in shares	(370,300)	(539,322)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 119

DOW JONES INDUSTRIAL AVERAGE® FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Period Ended March 31, 2016[a]
Per Share Data
Net asset value, beginning of period	$70.54	$66.00	$58.25	$49.60	$50.00
Income (loss) from investment operations:
Net investment income (loss)[b]	.47	.55	.34	.23	(.03)
Net gain (loss) on investments (realized and unrealized)	(10.67)	4.78	9.91	8.73	(.37)
Total from investment operations	(10.20)	5.33	10.25	8.96	(.40)
Less distributions from:
Net investment income	(.31)	(.64)	(.35)	(.02)	—
Net realized gains	(2.70)	(.15)	(2.15)	(.29)	—
Total distributions	(3.01)	(.79)	(2.50)	(.31)	—
Net asset value, end of period	$57.33	$70.54	$66.00	$58.25	$49.60

Total Return[c]	(15.38%)	8.15%	17.55%	18.10%	(0.80%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,652	$19,022	$20,953	$19,523	$44,351
Ratios to average net assets:
Net investment income (loss)	0.65%	0.80%	0.54%	0.44%	(0.21%)
Total expenses[d]	1.66%	1.61%	1.56%	1.56%	1.55%
Net expenses[e]	1.64%	1.61%	1.56%	1.56%	1.55%
Portfolio turnover rate	186%	465%	168%	668%	98%

C-Class	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Period Ended March 31, 2016[a]
Per Share Data
Net asset value, beginning of period	$68.74	$64.81	$57.66	$49.47	$50.00
Income (loss) from investment operations:
Net investment income (loss)[b]	(.02)	.03	(.09)	(.11)	(.07)
Net gain (loss) on investments (realized and unrealized)	(10.34)	4.69	9.74	8.61	(.46)
Total from investment operations	(10.36)	4.72	9.65	8.50	(.53)
Less distributions from:
Net investment income	(.31)	(.64)	(.35)	(.02)	—
Net realized gains	(2.70)	(.15)	(2.15)	(.29)	—
Total distributions	(3.01)	(.79)	(2.50)	(.31)	—
Net asset value, end of period	$55.37	$68.74	$64.81	$57.66	$49.47

Total Return[c]	(16.03%)	7.37%	16.66%	17.21%	(1.06%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,637	$1,731	$3,294	$2,144	$732
Ratios to average net assets:
Net investment income (loss)	(0.03%)	0.04%	(0.14%)	(0.21%)	(0.43%)
Total expenses[d]	2.42%	2.36%	2.30%	2.32%	2.30%
Net expenses[e]	2.40%	2.36%	2.36%	2.32%	2.30%
Portfolio turnover rate	186%	465%	168%	668%	98%

120 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

DOW JONES INDUSTRIAL AVERAGE® FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Period Ended March 31, 2016[a]
Per Share Data
Net asset value, beginning of period	$70.59	$66.04	$58.28	$49.59	$50.00
Income (loss) from investment operations:
Net investment income (loss)[b]	.51	.55	.39	.28	(.03)
Net gain (loss) on investments (realized and unrealized)	(10.73)	4.79	9.87	8.72	(.38)
Total from investment operations	(10.22)	5.34	10.26	9.00	(.41)
Less distributions from:
Net investment income	(.31)	(.64)	(.35)	(.02)	—
Net realized gains	(2.70)	(.15)	(2.15)	(.29)	—
Total distributions	(3.01)	(.79)	(2.50)	(.31)	—
Net asset value, end of period	$57.36	$70.59	$66.04	$58.28	$49.59

Total Return	(15.40%)	8.16%	17.54%	18.20%	(0.82%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$24,331	$40,617	$68,766	$42,495	$18,923
Ratios to average net assets:
Net investment income (loss)	0.70%	0.80%	0.61%	0.52%	(0.17%)
Total expenses[d]	1.66%	1.62%	1.55%	1.57%	1.55%
Net expenses[e]	1.64%	1.62%	1.55%	1.57%	1.55%
Portfolio turnover rate	186%	465%	168%	668%	98%

[a]	Since commencement of operations: December 1, 2015. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 121

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2020

GOVERNMENT LONG BOND 1.2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correspond, before fees and expenses, to a benchmark for U.S. Government securities on a daily basis. The Fund’s current benchmark is 120% of the daily price movement of the Long Treasury Bond. The Long Treasury Bond is the U.S. Treasury bond with the longest maturity, which is currently 30 years. The price movement of the Long Treasury Bond is based on the daily price change of the most recently issued Long Treasury Bond. The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended March 31, 2020, the Government Long Bond 1.2x Strategy Fund Investor Class returned 45.84%.

The Price Movement of Long Treasury Bond was 36.56% for the period.

The return of a comparison index, the Bloomberg Barclays U.S. Long Treasury Index was 32.64%.

As prices of long-term Treasury bonds rose over the period, their yield fell 54%, from 2.81% to 1.32%. Early in the period, robust institutional buying was driven by improving economic fundamentals, yield-starved foreign demand, and the secular decline in inflation. The buying led to an inversion of the 2-year/10-year yield curve in August, which was accompanied by the rate on the 30-year U.S. Treasury Bond sinking to an all-time low, at 1.90%.

Beginning in the mid-first quarter of 2020, fearful of global economic fallout from the coronavirus outbreak and oil price instability stemming from continued output by Russia and Saudi Arabia at unreduced levels, investors rushed into safe havens and sent prices of U.S. Treasuries skyrocketing. In early March, for the first time ever, the entire yield curve briefly slipped below 1%, and the yield on the 30-year Treasury yield fell below 1%.

Derivatives in the Fund are used to provide additional exposure to composition of the benchmark in the most efficient manner possible and to provide leverage and not for hedging purposes. Derivatives performed as expected.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amounts and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration, Guggenheim Strategy Fund II and Guggenheim Strategy Fund III (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II and Guggenheim Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee but the Fund’s adviser has agreed to waive fees to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such affiliated fund. For the one-year period ended March 31, 2020, investment in the Short Term Investment Vehicles had a negligible impact on Fund performance.

Performance displayed represents past performance, which is no guarantee of future results.

122 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(continued)	March 31, 2020

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Dates:
Investor Class	January 3, 1994
A-Class	March 31, 2004
C-Class	May 2, 2001
H-Class	September 18, 2014

The Fund invests principally in U.S. Government securities and in derivative investments such as futures contracts.

Largest Holdings (% of Total Net Assets)
U.S. Treasury Bond	71.3%
Guggenheim Ultra Short Duration Fund — Institutional Class	8.7%
Guggenheim Strategy Fund II	8.7%
Total	88.7%

“Largest Holdings” excludes any temporary cash or derivative investments.

THE RYDEX FUNDS ANNUAL REPORT | 123

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2020

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2020

	1 Year	5 Year	10 Year
Investor Class Shares	45.84%	7.90%	11.22%
A-Class Shares	45.48%	7.66%	11.03%
A-Class Shares with sales charge‡	38.59%	6.62%	10.49%
C-Class Shares	44.41%	6.86%	10.16%
C-Class Shares with CDSC§	43.41%	6.86%	10.16%
Bloomberg Barclays U.S. Long Treasury Index	32.64%	7.33%	8.96%
Price Movement of Long Treasury Bond**	36.56%	4.88%	6.26%

	1 Year	5 Year	Since Inception (09/18/14)
H-Class Shares	45.55%	7.69%	10.88%
Bloomberg Barclays U.S. Long Treasury Index	32.64%	7.33%	9.46%
Price Movement of Long Treasury Bond**	36.56%	4.88%	7.49%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Bloomberg Barclays U.S. Long Treasury Index and the Price Movement of Long Treasury Bond are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for C-Class shares and H-Class shares will vary due to differences in fee structures.

**	Does not reflect any interest.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

124 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2020
GOVERNMENT LONG BOND 1.2x STRATEGY FUND

	Shares	Value
MUTUAL FUNDS† - 17.4%
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	1,075,874	$10,511,293
Guggenheim Strategy Fund II1	433,141	10,417,042
Total Mutual Funds
(Cost $21,481,550)		20,928,335

	Face Amount
U.S. GOVERNMENT SECURITIES†† - 71.3%
U.S. Treasury Bonds
2.00% due 02/15/50	$73,700,000	85,584,125
Total U.S. Government Securities
(Cost $74,100,497)		85,584,125

U.S. TREASURY BILLS†† - 2.0%
U.S. Treasury Bills
0.50% due 04/30/20[2,3]	2,372,000	2,371,894
Total U.S. Treasury Bills
(Cost $2,371,030)		2,371,894

REPURCHASE AGREEMENTS††,4 - 6.2%
J.P. Morgan Securities LLC issued 03/31/20 at 0.01% due 04/01/20	5,386,663	5,386,663
BofA Securities, Inc. issued 03/31/20 at 0.00% due 04/01/20	2,071,794	2,071,794
Total Repurchase Agreements
(Cost $7,458,457)		7,458,457

Total Investments - 96.9%
(Cost $105,411,534)		$116,342,811
Other Assets & Liabilities, net - 3.1%		3,670,103
Total Net Assets - 100.0%		$120,012,914

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Interest Rate Futures Contracts Purchased†
U.S. Treasury Ultra Long Bond Futures Contracts	315	Jun 2020	$70,028,438	$7,474,465

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	All or a portion of this security is pledged as futures collateral at March 31, 2020.
[3]	Rate indicated is the effective yield at the time of purchase.
[4]	Repurchase Agreements — See Note 6.

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$20,928,335	$—	$—	$20,928,335
U.S. Government Securities	—	85,584,125	—	85,584,125
U.S. Treasury Bills	—	2,371,894	—	2,371,894
Repurchase Agreements	—	7,458,457	—	7,458,457
Interest Rate Futures Contracts**	7,474,465	—	—	7,474,465
Total Assets	$28,402,800	$95,414,476	$—	$123,817,276

**	This derivative is reported as unrealized appreciation/depreciation at period end.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 125

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2020
GOVERNMENT LONG BOND 1.2x STRATEGY FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2019, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180419000405/gug78512-ncsr.htm.

Transactions during the year ended March 31, 2020, in which the company is an affiliated issuer, were as follows:

Security Name	Value 03/31/19	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 03/31/20	Shares 03/31/20	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$10,298,989	$7,550,000	$(7,085,000)	$(60,717)	$(286,230)	$10,417,042	433,141	$290,561
Guggenheim Ultra Short Duration Fund — Institutional Class	9,520,254	6,750,000	(5,535,000)	(31,447)	(192,514)	10,511,293	1,075,874	254,656
	$19,819,243	$14,300,000	$(12,620,000)	$(92,164)	$(478,744)	$20,928,335		$545,217

126 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

GOVERNMENT LONG BOND 1.2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2020

Assets:
Investments in unaffiliated issuers, at value (cost $76,471,527)	$87,956,019
Investments in affiliated issuers, at value (cost $21,481,550)	20,928,335
Repurchase agreements, at value (cost $7,458,457)	7,458,457
Cash	5,979,537
Segregated cash with broker	2,497,955
Receivables:
Securities sold	8,477,125
Interest	223,311
Fund shares sold	44,140
Dividends	38,487
Investment Adviser	889
Total assets	133,604,255

Liabilities:
Payable for:
Fund shares redeemed	12,191,624
Variation margin on futures contracts	976,295
Management fees	68,328
Transfer agent and administrative fees	34,397
Distribution and service fees	19,585
Portfolio accounting fees	14,091
Distributions to shareholders	4,720
Trustees’ fees*	4,059
Miscellaneous	278,242
Total liabilities	13,591,341
Commitments and contingent liabilities (Note 12)	—
Net assets	$120,012,914

Net assets consist of:
Paid in capital	$96,544,853
Total distributable earnings (loss)	23,468,061
Net assets	$120,012,914

Investor Class:
Net assets	$37,918,863
Capital shares outstanding	511,640
Net asset value per share	$74.11

A-Class:
Net assets	$2,775,353
Capital shares outstanding	37,152
Net asset value per share	$74.70
Maximum offering price per share (Net asset value divided by 95.25%)	$78.43

C-Class:
Net assets	$1,248,607
Capital shares outstanding	16,840
Net asset value per share	$74.15

H-Class:
Net assets	$78,070,091
Capital shares outstanding	1,044,353
Net asset value per share	$74.75

STATEMENT OF OPERATIONS
Year Ended March 31, 2020

Investment Income:
Dividends from securities of affiliated issuers	$545,217
Interest	2,766,899
Total investment income	3,312,116

Expenses:
Management fees	704,883
Distribution and service fees:
A-Class	35,771
C-Class	9,323
H-Class	152,065
Transfer agent and administrative fees	288,170
Portfolio accounting fees	140,941
Registration fees	134,824
Professional fees	84,107
Trustees’ fees*	37,457
Custodian fees	20,251
Line of credit fees	55
Miscellaneous	100,114
Total expenses	1,707,961
Less:
Expenses waived by Adviser	(26,231)
Net expenses	1,681,730
Net investment income	1,630,386

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	28,514,450
Investments in affiliated issuers	(92,164)
Futures contracts	13,924,630
Net realized gain	42,346,916
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	6,707,335
Investments in affiliated issuers	(478,744)
Futures contracts	5,019,267
Net change in unrealized appreciation (depreciation)	11,247,858
Net realized and unrealized gain	53,594,774
Net increase in net assets resulting from operations	$55,225,160

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 127

GOVERNMENT LONG BOND 1.2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2020	Year Ended March 31, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment income	$1,630,386	$2,272,131
Net realized gain on investments	42,346,916	9,037,811
Net change in unrealized appreciation (depreciation) on investments	11,247,858	2,294,507
Net increase in net assets resulting from operations	55,225,160	13,604,449

Distributions to shareholders:
Investor Class	(2,108,783)	(914,867)
A-Class	(435,810)	(163,323)
C-Class	(21,938)	(9,678)
H-Class	(1,738,251)	(1,184,263)
Total distributions to shareholders	(4,304,782)	(2,272,131)

Capital share transactions:
Proceeds from sale of shares
Investor Class	962,124,357	731,937,613
A-Class	4,581,047	24,971,881
C-Class	7,550,985	17,049,193
H-Class	790,950,225	782,907,060
Distributions reinvested
Investor Class	1,970,914	826,982
A-Class	423,677	159,458
C-Class	20,877	9,081
H-Class	1,736,665	1,180,471
Cost of shares redeemed
Investor Class	(1,014,887,608)	(709,185,722)
A-Class	(32,933,999)	(8,255,917)
C-Class	(7,268,837)	(17,260,604)
H-Class	(779,922,941)	(821,319,993)
Net increase (decrease) from capital share transactions	(65,654,638)	3,019,503
Net increase (decrease) in net assets	(14,734,260)	14,351,821

Net assets:
Beginning of year	134,747,174	120,395,353
End of year	$120,012,914	$134,747,174

Capital share activity:
Shares sold
Investor Class	16,000,438	14,900,624
A-Class	74,378	500,367
C-Class	126,059	340,165
H-Class	13,427,183	15,608,139
Shares issued from reinvestment of distributions
Investor Class	33,535	16,612
A-Class	7,261	3,118
C-Class	359	182
H-Class	29,371	23,521
Shares redeemed
Investor Class	(16,783,183)	(14,388,567)
A-Class	(503,938)	(163,333)
C-Class	(120,980)	(343,065)
H-Class	(13,202,385)	(16,313,575)
Net increase (decrease) in shares	(911,902)	184,188

128 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

GOVERNMENT LONG BOND 1.2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016
Per Share Data
Net asset value, beginning of period	$53.22	$51.21	$50.49	$58.12	$59.12
Income (loss) from investment operations:
Net investment income (loss)[a]	.77	.96	.80	.70	.76
Net gain (loss) on investments (realized and unrealized)	22.86	2.00	.72	(5.50)	(.67)
Total from investment operations	23.63	2.96	1.52	(4.80)	.09
Less distributions from:
Net investment income	(.77)	(.95)	(.80)	(.72)	(1.09)
Net realized gains	(1.97)	—	—	(2.11)	—
Total distributions	(2.74)	(.95)	(.80)	(2.83)	(1.09)
Net asset value, end of period	$74.11	$53.22	$51.21	$50.49	$58.12

Total Return	45.84%	5.93%	3.01%	(8.39%)	0.33%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$37,919	$67,103	$37,496	$16,496	$56,419
Ratios to average net assets:
Net investment income (loss)	1.28%	1.94%	1.52%	1.21%	1.39%
Total expenses[b]	1.07%	1.07%	0.98%	0.98%	0.94%
Net expenses[c]	1.05%	1.06%	0.98%	0.98%	0.94%
Portfolio turnover rate	1,130%	1,182%	1,468%	2,490%	2,699%

A-Class	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016
Per Share Data
Net asset value, beginning of period	$53.63	$51.62	$50.87	$58.50	$59.47
Income (loss) from investment operations:
Net investment income (loss)[a]	.72	.83	.69	.63	.64
Net gain (loss) on investments (realized and unrealized)	22.95	2.01	.74	(5.57)	(.65)
Total from investment operations	23.67	2.84	1.43	(4.94)	(.01)
Less distributions from:
Net investment income	(.63)	(.83)	(.68)	(.58)	(.96)
Net realized gains	(1.97)	—	—	(2.11)	—
Total distributions	(2.60)	(.83)	(.68)	(2.69)	(.96)
Net asset value, end of period	$74.70	$53.63	$51.62	$50.87	$58.50

Total Return[d]	45.48%	5.63%	2.78%	(8.54%)	0.12%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,775	$24,639	$6,158	$15,827	$9,438
Ratios to average net assets:
Net investment income (loss)	1.24%	1.65%	1.31%	1.19%	1.16%
Total expenses[b]	1.32%	1.33%	1.23%	1.24%	1.20%
Net expenses[c]	1.30%	1.32%	1.23%	1.24%	1.20%
Portfolio turnover rate	1,130%	1,182%	1,468%	2,490%	2,699%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 129

GOVERNMENT LONG BOND 1.2x STRATEGY FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016
Per Share Data
Net asset value, beginning of period	$53.27	$51.24	$50.52	$58.13	$59.09
Income (loss) from investment operations:
Net investment income (loss)[a]	.13	.45	.27	.13	.22
Net gain (loss) on investments (realized and unrealized)	22.92	2.04	.73	(5.47)	(.64)
Total from investment operations	23.05	2.49	1.00	(5.34)	(.42)
Less distributions from:
Net investment income	(.20)	(.46)	(.28)	(.16)	(.54)
Net realized gains	(1.97)	—	—	(2.11)	—
Total distributions	(2.17)	(.46)	(.28)	(2.27)	(.54)
Net asset value, end of period	$74.15	$53.27	$51.24	$50.52	$58.13

Total Return[d]	44.41%	4.92%	1.97%	(9.24%)	(0.62%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,249	$607	$724	$1,770	$3,276
Ratios to average net assets:
Net investment income (loss)	0.21%	0.91%	0.52%	0.22%	0.41%
Total expenses[b]	2.08%	2.07%	1.98%	1.97%	1.95%
Net expenses[c]	2.06%	2.06%	1.98%	1.97%	1.95%
Portfolio turnover rate	1,130%	1,182%	1,468%	2,490%	2,699%

130 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

GOVERNMENT LONG BOND 1.2x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016
Per Share Data
Net asset value, beginning of period	$53.65	$51.64	$50.91	$58.55	$59.44
Income (loss) from investment operations:
Net investment income (loss)[a]	.61	.84	.69	.58	.61
Net gain (loss) on investments (realized and unrealized)	23.09	2.01	.72	(5.53)	(.54)
Total from investment operations	23.70	2.85	1.41	(4.95)	.07
Less distributions from:
Net investment income	(.63)	(.84)	(.68)	(.58)	(.96)
Net realized gains	(1.97)	—	—	(2.11)	—
Total distributions	(2.60)	(.84)	(.68)	(2.69)	(.96)
Net asset value, end of period	$74.75	$53.65	$51.64	$50.91	$58.55

Total Return	45.55%	5.63%	2.74%	(8.55%)	0.26%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$78,070	$42,397	$76,018	$12,077	$49,639
Ratios to average net assets:
Net investment income (loss)	1.02%	1.67%	1.31%	1.00%	1.11%
Total expenses[b]	1.32%	1.32%	1.23%	1.22%	1.20%
Net expenses[c]	1.30%	1.31%	1.23%	1.22%	1.20%
Portfolio turnover rate	1,130%	1,182%	1,468%	2,490%	2,699%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Does not include expenses of the underlying funds in which the Fund invests.
[c]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[d]	Total return does not reflect the impact of any applicable sales charges.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 131

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2020

INVERSE GOVERNMENT LONG BOND STRATEGY FUND

OBJECTIVE: Seeks to provide total returns that inversely correlate, before fees and expenses, to the price movements of a benchmark for U.S. Treasury debt instruments or futures contract on a specified debt instrument on a daily basis. The Fund’s current benchmark is the inverse (opposite) of the daily price movement of the Long Treasury Bond. The Long Treasury Bond is the U.S. Treasury bond with the longest maturity, which is currently 30 years. The price movement of the Long Treasury Bond is based on the daily price change of the most recently issued Long Treasury Bond. The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended March 31, 2020, the Inverse Government Long Bond Strategy Fund Investor Class returned -30.73%.

The Price Movement of Long Treasury Bond was 36.56% for the period.

The return of a comparison index, the Bloomberg Barclays U.S. Long Treasury Index was 32.64%.

As prices of long-term Treasury bonds rose over the period, their yields fell 54%, from 2.81% to 1.32%. Early in the period, robust institutional buying was driven by improving economic fundamentals, yield-starved foreign demand, and the secular decline in inflation. The buying led to an inversion of the 2-year/10-year yield curve in August, which was accompanied by the rate on the 30-year U.S. Treasury Bond sinking to an all-time low, at 1.90%.

Beginning in the mid-first quarter of 2020, fearful of global economic fallout from the coronavirus outbreak and oil price instability stemming from continued output by Russia and Saudi Arabia at unreduced levels. investors rushed into safe havens and sent prices of U.S. Treasuries skyrocketing. In early March, for the first time ever, the entire yield curve briefly slipped below 1%, and the yield on the 30-year Treasury yield fell below 1%.

Derivatives in the Fund are used to provide inverse exposure to composition of the benchmark in the most efficient manner possible and not for hedging purposes. Derivatives performed as expected.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amounts and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration, Guggenheim Strategy Fund II and Guggenheim Strategy Fund III (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II and Guggenheim Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee but the Fund’s adviser has agreed to waive fees to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such affiliated fund. For the one-year period ended March 31, 2020, investment in the Short Term Investment Vehicles had a negligible impact on Fund performance.

Performance displayed represents past performance, which is no guarantee of future results.

132 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(continued)	March 31, 2020

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Dates:
Investor Class	March 3, 1995
A-Class	March 31, 2004
C-Class	March 28, 2001
H-Class	September 18, 2014

The Fund invests principally in short sales and derivative investments such as futures contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	11.2%
Guggenheim Ultra Short Duration Fund — Institutional Class	9.9%
Total	21.1%

“Largest Holdings” excludes any temporary cash or derivative investments.

THE RYDEX FUNDS ANNUAL REPORT | 133

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2020

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2020

	1 Year	5 Year	10 Year
Investor Class Shares	(30.73%)	(8.52%)	(10.97%)
A-Class Shares	(30.90%)	(8.76%)	(11.19%)
A-Class Shares with sales charge‡	(34.17%)	(9.64%)	(11.62%)
C-Class Shares	(31.41%)	(9.43%)	(11.85%)
C-Class Shares with CDSC§	(32.10%)	(9.43%)	(11.85%)
Bloomberg Barclays U.S. Long Treasury Index	32.64%	7.33%	8.96%
Price Movement of Long Treasury Bond**	36.56%	4.88%	6.26%

	1 Year	5 Year	Since Inception (09/18/14)
H-Class Shares	(30.93%)	(8.72%)	(11.00%)
Bloomberg Barclays U.S. Long Treasury Index	32.64%	7.33%	9.46%
Price Movement of Long Treasury Bond**	36.56%	4.88%	7.49%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Barclays Long Treasury Bond Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The Bloomberg Barclays U.S. Long Treasury Index and the Price Movement of Long Treasury Bond are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for C-Class shares and H-Class shares will vary due to differences in fee structures.

**	Does not reflect any interest.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

134 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2020
INVERSE GOVERNMENT LONG BOND STRATEGY FUND

	Shares	Value
MUTUAL FUNDS† - 21.1%
Guggenheim Strategy Fund II1	158,543	$3,812,960
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	347,920	3,399,177
Total Mutual Funds
(Cost $7,370,928)		7,212,137

	Face Amount
FEDERAL AGENCY NOTES†† - 57.4%
Federal Farm Credit Bank
0.45% (U.S. Prime Rate - 2.80%, Rate Floor: 0.00%) due 03/14/22[2]	$6,800,000	6,814,990
0.40% (U.S. Prime Rate - 2.85%, Rate Floor: 0.00%) due 08/30/22[2]	3,000,000	3,010,257
0.44% (U.S. Prime Rate - 2.81%, Rate Floor: 0.00%) due 05/20/22[2]	2,220,000	2,224,822
0.34% (U.S. Prime Rate - 2.91%, Rate Floor: 0.00%) due 01/25/21[2]	1,000,000	1,000,890
Federal Home Loan Bank
0.13% (U.S. Secured Overnight Financing Rate + 0.10%, Rate Floor: 0.00%) due 07/29/20[2]	1,500,000	1,499,578
0.06% (U.S. Secured Overnight Financing Rate + 0.03%, Rate Floor: 0.00%) due 07/17/20[2]	1,200,000	1,199,946
0.75% (3 Month USD LIBOR - 0.14%, Rate Floor: 0.00%) due 12/18/20[2]	865,000	865,183
Freddie Mac
0.01% (U.S. Secured Overnight Financing Rate, Rate Floor: 0.00%) due 04/13/20[2]	3,000,000	2,999,929
Total Federal Agency Notes
(Cost $19,583,964)		19,615,595

U.S. TREASURY BILLS†† - 1.0%
U.S. Treasury Bills
0.50% due 04/30/20[3,4]	326,000	325,985
Total U.S. Treasury Bills
(Cost $325,867)		325,985

REPURCHASE AGREEMENTS†† - 76.3%
Individual Repurchase Agreements[6]
Mizuho Financial Group, Inc. issued 03/31/20 at (0.35)% due 04/01/20 (secured by a U.S. Treasury Bond, at a rate of 2.00% and maturing 02/15/50 as collateral, with a value of $12,517,034) to be repurchased at $12,271,483	12,271,602	12,271,602
Barclays Capital issued 03/31/20 at (0.50)% due 04/01/20 (secured by a U.S. Treasury Bond, at a rate of 2.00% and maturing 02/15/50 as collateral, with a value of $11,086,125) to be repurchased at $10,868,599	10,868,750	10,868,750
Joint Repurchase Agreements[5]
J.P. Morgan Securities LLC issued 03/31/20 at 0.01% due 04/01/20	2,106,497	2,106,497
BofA Securities, Inc. issued 03/31/20 at 0.00% due 04/01/20	810,191	810,191
Total Repurchase Agreements
(Cost $26,057,040)		26,057,040

Total Investments - 155.8%
(Cost $53,337,799)		$53,210,757

U.S. Government Securities Sold Short†† - (73.8)%
U.S. Treasury Bonds
2.00% due 02/15/50	21,700,000	(25,199,125)
Total U.S. Government Securities Sold Short
(Proceeds $23,623,022)		(25,199,125)
Other Assets & Liabilities, net - 18.0%		6,156,169
Total Net Assets - 100.0%		$34,167,801

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Depreciation**
Interest Rate Futures Contracts Sold Short†
U.S. Treasury Ultra Long Bond Futures Contracts	48	Jun 2020	$10,671,000	$(1,081,548)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 135

SCHEDULE OF INVESTMENTS (continued)	March 31, 2020
INVERSE GOVERNMENT LONG BOND STRATEGY FUND

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]

Variable rate security. Rate indicated is the rate effective at March 31, 2020. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[3]	All or a portion of this security is pledged as futures collateral at March 31, 2020.
[4]	Rate indicated is the effective yield at the time of purchase.
[5]	Repurchase Agreements — See Note 6.
[6]	All or a portion of this security is pledged as short security collateral at March 31, 2020.
LIBOR — London Interbank Offered Rate

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$7,212,137	$—	$—	$7,212,137
Federal Agency Notes	—	19,615,595	—	19,615,595
U.S. Treasury Bills	—	325,985	—	325,985
Repurchase Agreements	—	26,057,040	—	26,057,040
Total Assets	$7,212,137	$45,998,620	$—	$53,210,757

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
U.S. Government Securities	$—	$25,199,125	$—	$25,199,125
Interest Rate Futures Contracts**	1,081,548	—	—	1,081,548
Total Liabilities	$1,081,548	$25,199,125	$—	$26,280,673

**	This derivative is reported as unrealized appreciation/depreciation at period end.

136 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2020
INVERSE GOVERNMENT LONG BOND STRATEGY FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2019, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180419000405/gug78512-ncsr.htm.

Transactions during the year ended March 31, 2020, in which the company is an affiliated issuer, were as follows:

Security Name	Value 03/31/19	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 03/31/20	Shares 03/31/20	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$10,028,908	$—	$(6,100,000)	$(486)	$(115,462)	$3,812,960	158,543	$232,782
Guggenheim Ultra Short Duration Fund — Institutional Class	4,778,021	3,000,000	(4,300,000)	(811)	(78,033)	3,399,177	347,920	124,510
	$14,806,929	$3,000,000	$(10,400,000)	$(1,297)	$(193,495)	$7,212,137		$357,292

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 137

INVERSE GOVERNMENT LONG BOND STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2020

Assets:
Investments in unaffiliated issuers, at value (cost $19,909,831)	$19,941,580
Investments in affiliated issuers, at value (cost $7,370,928)	7,212,137
Repurchase agreements, at value (cost $26,057,040)	26,057,040
Cash	2,338,345
Segregated cash with broker	347,643
Receivables:
Securities sold	1,858,000
Fund shares sold	1,706,963
Variation margin on futures contracts	135,000
Interest	28,979
Dividends	15,170
Total assets	59,640,857

Liabilities:
Securities sold short, at value (proceeds $23,623,022)	25,199,125
Payable for:
Fund shares redeemed	136,523
Interest payable on short sales	54,846
Management fees	22,410
Transfer agent and administrative fees	8,208
Distribution and service fees	3,851
Portfolio accounting fees	2,572
Trustees” fees*	694
Miscellaneous	44,827
Total liabilities	25,473,056
Commitments and contingent liabilities (Note 12)	—
Net assets	$34,167,801

Net assets consist of:
Paid in capital	$303,031,014
Total distributable earnings (loss)	(268,863,213)
Net assets	$34,167,801

Investor Class:
Net assets	$20,982,566
Capital shares outstanding	915,601
Net asset value per share	$22.92

A-Class:
Net assets	$4,831,991
Capital shares outstanding	220,425
Net asset value per share	$21.92
Maximum offering price per share (Net asset value divided by 95.25%)	$23.01

C-Class:
Net assets	$2,472,480
Capital shares outstanding	130,630
Net asset value per share	$18.93

H-Class:
Net assets	$5,880,764
Capital shares outstanding	267,662
Net asset value per share	$21.97

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

138 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE GOVERNMENT LONG BOND STRATEGY FUND

STATEMENT OF OPERATIONS
Year Ended March 31, 2020

Investment Income:
Dividends from securities of affiliated issuers	$357,292
Interest	1,470,573
Total investment income	1,827,865

Expenses:
Management fees	496,667
Distribution and service fees:
A-Class	20,660
C-Class	44,796
H-Class	18,570
Transfer agent and administrative fees	139,742
Short interest expense	779,083
Portfolio accounting fees	55,185
Professional fees	24,354
Trustees’ fees*	14,907
Custodian fees	7,993
Line of credit fees	146
Miscellaneous	101,776
Total expenses	1,703,879
Less:
Expenses waived by Adviser	(12,351)
Net expenses	1,691,528
Net investment income	136,337

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	$25,744
Investments in affiliated issuers	(1,297)
Investments sold short	(8,844,128)
Futures contracts	(5,344,875)
Net realized loss	(14,164,556)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	28,463
Investments in affiliated issuers	(193,495)
Investments sold short	(267,904)
Futures contracts	(570,556)
Net change in unrealized appreciation (depreciation)	(1,003,492)
Net realized and unrealized loss	(15,168,048)
Net decrease in net assets resulting from operations	$(15,031,711)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 139

INVERSE GOVERNMENT LONG BOND STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2020	Year Ended March 31, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$136,337	$(535,984)
Net realized loss on investments	(14,164,556)	(3,798,045)
Net change in unrealized appreciation (depreciation) on investments	(1,003,492)	1,543,150
Net decrease in net assets resulting from operations	(15,031,711)	(2,790,879)

Capital share transactions:
Proceeds from sale of shares
Investor Class	196,858,764	165,520,097
A-Class	1,089,420	8,314,612
C-Class	286,088	17,671,085
H-Class	268,283,102	237,606,283
Cost of shares redeemed
Investor Class	(209,131,964)	(199,019,343)
A-Class	(5,068,402)	(10,860,881)
C-Class	(3,361,315)	(28,733,779)
H-Class	(270,810,021)	(232,371,577)
Net decrease from capital share transactions	(21,854,328)	(41,873,503)
Net decrease in net assets	(36,886,039)	(44,664,382)

Net assets:
Beginning of year	71,053,840	115,718,222
End of year	$34,167,801	$71,053,840

Capital share activity:
Shares sold
Investor Class	6,318,846	4,681,218
A-Class	38,209	248,177
C-Class	12,449	597,564
H-Class	8,807,536	7,029,926
Shares redeemed
Investor Class	(6,707,268)	(5,632,166)
A-Class	(177,343)	(322,713)
C-Class	(133,163)	(973,066)
H-Class	(8,840,423)	(6,874,901)
Net decrease in shares	(681,157)	(1,245,961)

140 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE GOVERNMENT LONG BOND STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016
Per Share Data
Net asset value, beginning of period	$33.09	$34.64	$36.02	$34.27	$35.78
Income (loss) from investment operations:
Net investment income (loss)[a]	.12	(.13)	(.56)	(.88)	(1.15)
Net gain (loss) on investments (realized and unrealized)	(10.29)	(1.42)	(.82)	2.63	(.36)
Total from investment operations	(10.17)	(1.55)	(1.38)	1.75	(1.51)
Net asset value, end of period	$22.92	$33.09	$34.64	$36.02	$34.27

Total Return	(30.73%)	(4.47%)	(3.83%)	5.08%	(4.22%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$20,983	$43,149	$78,110	$84,123	$89,071
Ratios to average net assets:
Net investment income (loss)	0.40%	(0.37%)	(1.63%)	(2.59%)	(3.07%)
Total expenses[b]	2.91%	4.12%	3.71%	3.38%	3.48%
Net expenses[c,f]	2.89%	4.12%	3.71%	3.38%	3.48%
Portfolio turnover rate	864%	603%	908%	1,436%	838%

A-Class	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016
Per Share Data
Net asset value, beginning of period	$31.72	$33.30	$34.71	$33.11	$34.66
Income (loss) from investment operations:
Net investment income (loss)[a]	.04	(.19)	(.63)	(.94)	(1.20)
Net gain (loss) on investments (realized and unrealized)	(9.84)	(1.39)	(.78)	2.54	(.35)
Total from investment operations	(9.80)	(1.58)	(1.41)	1.60	(1.55)
Net asset value, end of period	$21.92	$31.72	$33.30	$34.71	$33.11

Total Return[d]	(30.90%)	(4.74%)	(4.06%)	4.83%	(4.47%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,832	$11,407	$14,455	$18,678	$17,676
Ratios to average net assets:
Net investment income (loss)	0.15%	(0.57%)	(1.90%)	(2.85%)	(3.32%)
Total expenses[b]	3.17%	4.38%	3.97%	3.67%	3.75%
Net expenses[c,f]	3.15%	4.37%	3.97%	3.67%	3.75%
Portfolio turnover rate	864%	603%	908%	1,436%	838%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 141

INVERSE GOVERNMENT LONG BOND STRATEGY FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016
Per Share Data
Net asset value, beginning of period	$27.60	$29.19	$30.65	$29.46	$31.07
Income (loss) from investment operations:
Net investment income (loss)[a]	(.15)	(.43)	(.77)	(1.05)	(1.31)
Net gain (loss) on investments (realized and unrealized)	(8.52)	(1.16)	(.69)	2.24	(.30)
Total from investment operations	(8.67)	(1.59)	(1.46)	1.19	(1.61)
Net asset value, end of period	$18.93	$27.60	$29.19	$30.65	$29.46

Total Return[d]	(31.41%)	(5.45%)	(4.76%)	4.04%	(5.18%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,472	$6,937	$18,296	$23,343	$27,899
Ratios to average net assets:
Net investment income (loss)	(0.59%)	(1.44%)	(2.63%)	(3.59%)	(4.08%)
Total expenses[b]	3.93%	5.14%	4.71%	4.41%	4.50%
Net expenses[c,f]	3.91%	5.13%	4.71%	4.41%	4.50%
Portfolio turnover rate	864%	603%	908%	1,436%	838%

142 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE GOVERNMENT LONG BOND STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016
Per Share Data
Net asset value, beginning of period	$31.81	$33.38	$34.83	$33.12	$34.67
Income (loss) from investment operations:
Net investment income (loss)[a]	.05	(.20)	(.65)	(.92)	(1.15)
Net gain (loss) on investments (realized and unrealized)	(9.89)	(1.37)	(.80)	2.63	(.40)
Total from investment operations	(9.84)	(1.57)	(1.45)	1.71	(1.55)
Net asset value, end of period	$21.97	$31.81	$33.38	$34.83	$33.12

Total Return	(30.93%)	(4.70%)	(4.16%)	5.13%	(4.47%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,881	$9,561	$4,858	$43,784	$72,833
Ratios to average net assets:
Net investment income (loss)	0.16%	(0.58%)	(1.94%)	(2.80%)	(3.17%)
Total expenses[b]	3.30%	4.37%	4.00%	3.60%	3.61%
Net expenses[c,f]	3.28%	4.36%	4.00%	3.60%	3.61%
Portfolio turnover rate	872%	603%	908%	1,436%	838%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Does not include expenses of the underlying funds in which the Fund invests.
[c]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[d]	Total return does not reflect the impact of any applicable sales charges.
[e]	Total expenses may include interest expense related to short sales. Excluding interest expense, the operating expense ratios for the years presented were as follows:

	03/31/2020	03/31/2019	03/29/2018	03/31/2017	03/31/2016
Investor class	1.50%	1.50%	1.43%	1.43%	1.40%
A-Class	1.75%	1.75%	1.68%	1.63%	1.65%
C-Class	2.50%	2.50%	2.43%	2.43%	2.40%
H-Class	1.75%	1.75%	1.68%	1.68%	1.65%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 143

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2020

HIGH YIELD STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of the high yield bond market.

For the one-year period ended March 31, 2020, High Yield Strategy Fund H-Class returned -5.73%. For comparison, the Bloomberg Barclays U.S. Corporate High Yield Index returned -6.94% for the same period.

The Fund primarily invests in credit default swaps to gain exposure similar to the high yield bond market. Credit default swaps are instruments which allow for the full or partial transfer of third party credit risk, with respect to a particular entity or entities, from one counterparty to the other. When holding a credit default swap, the Fund is either buying or selling credit protection. A buyer of credit protection is seeking to mitigate risk and a seller of credit protection is assuming credit risk. The Fund will normally be a seller of credit protection (assuming credit risk) as it seeks to gain exposure to the high yield bond market. In addition, the Fund may invest in bond futures for the purpose of managing duration risk. For cash management purposes, the Fund may invest in other fixed income securities and money market instruments.

The high yield market performed well for the first nine months of the period, supported by the phase one trade deal with China, and decreased fears of an economic slowdown following a series of rate cuts from the Federal Reserve. The coronavirus outbreak in 2020 reversed the trend, as first quarter returns in the high yield market were the weakest since the Financial Crisis. The Fed cut rates by 125 basis points in the first quarter and implemented a series of liquidity programs to support commercial loans, mortgages, corporations, and municipalities. On April 9, 2020, subsequent to period end, the Fed also agreed to buy bonds from recent fallen angels, adding a strong technical tailwind to the market.

By spread measures, corporate bonds now appear cheap. Current credit spreads have only been wider 10-15% of the time. We are in a value zone not seen since 2009, with a greater probability for spreads to tighten from here. But in the current scenario, with little visibility on the full earnings impact of the economic shutdown from COVID-19, there is risk for additional downside. High yield corporate bonds entered this downturn with weaker earnings growth and a higher leverage ratio than in September 2008. The U.S. speculative-grade default rate could peak between 15 percent and 20 percent in this cycle; higher than the peaks during the 1990, 2002, and 2009 recessions.

Derivatives in the Fund are used to help provide exposure to the composition of the benchmark in the most efficient manner possible and not for hedging purposes. Derivatives performed as expected.

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration, Guggenheim Strategy Fund II and Guggenheim Strategy Fund III (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II and Guggenheim Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee but the Fund’s adviser has agreed to waive fees to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such affiliated fund. For the one-year period ended March 31, 2020, investment in the Short Term Investment Vehicles benefited Fund performance.

Performance displayed represents past performance, which is no guarantee of future results.

144 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(continued)	March 31, 2020

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Dates:
A-Class	April 16, 2007
C-Class	April 16, 2007
H-Class	April 16, 2007

The Fund invests principally in derivative investments such as high yield credit default swap agreements and futures contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund III	9.7%
Guggenheim Ultra Short Duration Fund — Institutional Class	6.8%
Guggenheim Strategy Fund II	2.5%
Total	19.0%

“Largest Holdings” excludes any temporary cash or derivative investments.

THE RYDEX FUNDS ANNUAL REPORT | 145

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2020

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2020

	1 Year	5 Year	10 Year
A-Class Shares	(5.76%)	2.56%	5.85%
A-Class Shares with sales charge‡	(10.23%)	1.56%	5.33%
C-Class Shares	(6.45%)	1.75%	5.05%
C-Class Shares with CDSC§	(7.34%)	1.75%	5.05%
H-Class Shares	(5.73%)	2.48%	5.85%

Bloomberg Barclays U.S. Corporate High Yield Index	(6.94%)	2.78%	5.64%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Bloomberg Barclays U.S. Corporate High Yield Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structures.

‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

146 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2020
HIGH YIELD STRATEGY FUND

	Shares	Value
MUTUAL FUNDS† - 19.0%
Guggenheim Strategy Fund III[1]	112,348	$2,704,221
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	195,255	1,907,641
Guggenheim Strategy Fund II1	28,786	692,308
Total Mutual Funds
(Cost $5,431,930)		5,304,170

	Face Amount
FEDERAL AGENCY NOTES†† - 26.8%
Farmer Mac
0.24% (Fed Funds Effective Rate + 0.15%, Rate Floor: 0.00%) due 09/23/20[2]	$5,000,000	4,999,522
Federal Farm Credit Bank
0.38% (3 Month U.S. Treasury Bill Rate + 0.29%, Rate Floor: 0.00%) due 04/11/22[2]	2,500,000	2,495,910
Total Federal Agency Notes
(Cost $7,500,000)		7,495,432

U.S. TREASURY BILLS†† - 4.0%
U.S. Treasury Bills
0.50% due 04/30/20[3,4]	1,117,000	1,116,950
Total U.S. Treasury Bills
(Cost $1,116,543)		1,116,950

REPURCHASE AGREEMENTS††,5 - 27.1%
J.P. Morgan Securities LLC issued 03/31/20 at 0.01% due 04/01/20[6]	5,455,768	5,455,768
BofA Securities, Inc. issued 03/31/20 at 0.00% due 04/01/20[6]	2,098,372	2,098,372
Total Repurchase Agreements
(Cost $7,554,140)		7,554,140

Total Investments - 76.9%
(Cost $21,602,613)		$21,470,692
Other Assets & Liabilities, net - 23.1%		6,453,558
Total Net Assets - 100.0%		$27,924,250

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Interest Rate Futures Contracts Purchased†
U.S. Treasury 5 Year Note Futures Contracts	132	Jun 2020	$16,555,688	$301,972

Centrally Cleared Credit Default Swap Agreements Protection Sold††

Counterparty	Exchange	Index	Protection Premium Rate	Payment Frequency	Maturity Date	Notional Amount	Value	Upfront Premiums Received	Unrealized Depreciation**
Barclays Bank plc	ICE	CDX.NA.HY.34	5.00%	Quarterly	06/20/25	$9,750,000	$(643,013)	$(465,457)	$(177,556)
Goldman Sachs International	ICE	CDX.NA.HY.34	5.00%	Quarterly	06/20/25	14,800,000	(976,060)	(672,049)	(304,011)
							$(1,619,073)	$(1,137,506)	$(481,567)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 147

SCHEDULE OF INVESTMENTS (continued)	March 31, 2020
HIGH YIELD STRATEGY FUND

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Credit Index Swap Agreements††
Goldman Sachs International	iShares iBoxx $ High Yield Corporate Bond ETF	1.03% (1 Week USD LIBOR + 0.35%)	At Maturity	04/29/20	15,944	$1,228,804	$89,446
BNP Paribas	iShares iBoxx $ High Yield Corporate Bond ETF	0.79% (1 Month USD LIBOR - 0.20%)	At Maturity	04/29/20	45,287	3,490,291	7,299
						$4,719,095	$96,745

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]

Variable rate security. Rate indicated is the rate effective at March 31, 2020. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[3]	All or a portion of this security is pledged as futures and credit default swap collateral at March 31, 2020.
[4]	Rate indicated is the effective yield at the time of purchase.
[5]	Repurchase Agreements — See Note 6.
[6]	All or a portion of this security is pledged as credit index swap collateral at March 31, 2020.
CDX.NA.HY.34 Index — Credit Default Swap North American High Yield Series 34 Index
ICE — Intercontinental Exchange
LIBOR — London Interbank Offered Rate
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$5,304,170	$—	$—	$5,304,170
Federal Agency Notes	—	7,495,432	—	7,495,432
U.S. Treasury Bills	—	1,116,950	—	1,116,950
Repurchase Agreements	—	7,554,140	—	7,554,140
Interest Rate Futures Contracts**	301,972	—	—	301,972
Credit Index Swap Agreements**	—	96,745	—	96,745
Total Assets	$5,606,142	$16,263,267	$—	$21,869,409

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Credit Default Swap Agreements**	$—	$481,567	$—	$481,567

**	This derivative is reported as unrealized appreciation/depreciation at period end.

148 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2020
HIGH YIELD STRATEGY FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2019, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180419000405/gug78512-ncsr.htm.

Transactions during the year ended March 31, 2020, in which the company is an affiliated issuer, were as follows:

Security Name	Value 03/31/19	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 03/31/20	Shares 03/31/20	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$9,083,393	$—	$(8,380,001)	$36,050	$(47,134)	$692,308	28,786	$238,645
Guggenheim Strategy Fund III	7,280,075	—	(4,500,001)	(13,920)	(61,933)	2,704,221	112,348	193,896
Guggenheim Ultra Short Duration Fund — Institutional Class	7,059,670	—	(5,100,000)	(25,135)	(26,894)	1,907,641	195,255	150,925
	$23,423,138	$—	$(17,980,002)	$(3,005)	$(135,961)	$5,304,170		$583,466

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 149

HIGH YIELD STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2020

Assets:
Investments in unaffiliated issuers, at value (cost $8,616,543)	$8,612,382
Investments in affiliated issuers, at value (cost $5,431,930)	5,304,170
Repurchase agreements, at value (cost $7,554,140)	7,554,140
Cash	5,825,639
Segregated cash with broker	2,310,805
Unrealized appreciation on OTC swap agreements	96,745
Receivables:
Fund shares sold	36,000
Dividends	20,619
Protection fees on credit default swap agreements	41,417
Interest	8,420
Variation margin on futures contracts	2,148
Total assets	29,812,485

Liabilities:
Unamortized upfront premiums received on credit default swap agreements	1,137,506
Payable for:
Variation margin on credit default swap agreements	435,331
Fund shares redeemed	221,088
Securities purchased	19,214
Management fees	15,467
Transfer agent and administrative fees	8,454
Distribution and service fees	6,034
Portfolio accounting fees	2,174
Trustees’ fees*	625
Swap settlement	493
Miscellaneous	41,849
Total liabilities	1,888,235
Commitments and contingent liabilities (Note 12)	—
Net assets	$27,924,250

Net assets consist of:
Paid in capital	$38,624,265
Total distributable earnings (loss)	(10,700,015)
Net assets	$27,924,250

A-Class:
Net assets	$3,932,994
Capital shares outstanding	180,950
Net asset value per share	$21.74
Maximum offering price per share (Net asset value divided by 95.25%)	$22.82

C-Class:
Net assets	$865,923
Capital shares outstanding	46,079
Net asset value per share	$18.79

H-Class:
Net assets	$23,125,333
Capital shares outstanding	1,065,338
Net asset value per share	$21.71

STATEMENT OF OPERATIONS
Year Ended March 31, 2020

Investment Income:
Dividends from securities of affiliated issuers	$583,466
Interest	1,299,295
Total investment income	1,882,761

Expenses:
Management fees	643,679
Distribution and service fees:
A-Class	14,085
C-Class	11,727
H-Class	197,543
Transfer agent and administrative fees	217,579
Portfolio accounting fees	85,823
Registration fees	77,110
Professional fees	22,193
Trustees’ fees*	19,062
Custodian fees	12,298
Line of credit fees	1,019
Miscellaneous	102,487
Total expenses	1,404,605
Less:
Expenses waived by Adviser
Total waived expenses	(15,558)
Net expenses	1,389,047
Net investment income	493,714

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	83,475
Investments in affiliated issuers	(3,005)
Swap agreements	(2,538,854)
Futures contracts	3,976,983
Net realized gain	1,518,599
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	10,513
Investments in affiliated issuers	(135,961)
Swap agreements	(1,085,704)
Futures contracts	(587,391)
Net change in unrealized appreciation (depreciation)	(1,798,543)
Net realized and unrealized loss	(279,944)
Net increase in net assets resulting from operations	$213,770

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

150 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

HIGH YIELD STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2020	Year Ended March 31, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment income	$493,714	$898,884
Net realized gain on investments	1,518,599	2,382,426
Net change in unrealized appreciation (depreciation) on investments	(1,798,543)	1,275,885
Net increase in net assets resulting from operations	213,770	4,557,195

Distributions to shareholders:
A-Class	(196,039)	(200,150)
C-Class	(45,921)	(81,621)
H-Class	(3,642,315)	(6,085,861)
Total distributions to shareholders	(3,884,275)	(6,367,632)

Capital share transactions:
Proceeds from sale of shares
A-Class	6,892,359	33,024,074
C-Class	1,043,362	3,722,190
H-Class	285,721,192	701,551,211
Distributions reinvested
A-Class	182,416	192,319
C-Class	40,065	71,233
H-Class	3,613,386	6,071,177
Cost of shares redeemed
A-Class	(10,370,325)	(34,350,620)
C-Class	(1,586,654)	(6,368,793)
H-Class	(364,232,406)	(628,092,339)
Net increase (decrease) from capital share transactions	(78,696,605)	75,820,452
Net increase (decrease) in net assets	(82,367,110)	74,010,015

Net assets:
Beginning of year	110,291,360	36,281,345
End of year	$27,924,250	$110,291,360

Capital share activity:
Shares sold
A-Class	280,707	1,392,434
C-Class	48,337	179,332
H-Class	11,575,525	29,879,785
Shares issued from reinvestment of distributions
A-Class	7,479	8,472
C-Class	1,895	3,572
H-Class	148,333	267,807
Shares redeemed
A-Class	(423,937)	(1,446,445)
C-Class	(74,217)	(306,384)
H-Class	(14,863,288)	(26,969,778)
Net increase (decrease) in shares	(3,299,166)	3,008,795

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 151

HIGH YIELD STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016
Per Share Data
Net asset value, beginning of period	$24.10	$23.26	$24.74	$23.32	$23.84
Income (loss) from investment operations:
Net investment income (loss)[a]	.14	.14	(.08)	(.20)	(.09)
Net gain (loss) on investments (realized and unrealized)	(1.41)	1.49	.62	2.09	.46
Total from investment operations	(1.27)	1.63	.54	1.89	.37
Less distributions from:
Net investment income	(1.09)	(.79)	(1.66)	(.47)	(.89)
Net realized gains	—	—	(.36)	—	—
Total distributions	(1.09)	(.79)	(2.02)	(.47)	(.89)
Net asset value, end of period	$21.74	$24.10	$23.26	$24.74	$23.32

Total Return[b]	(5.76%)	7.18%	2.08%	8.24%	1.66%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,933	$7,631	$8,427	$20,290	$11,787
Ratios to average net assets:
Net investment income (loss)	0.58%	0.59%	(0.31%)	(0.85%)	(0.40%)
Total expenses[c]	1.63%	1.61%	1.52%	1.51%	1.49%
Net expenses[d]	1.61%	1.60%	1.52%	1.51%	1.49%
Portfolio turnover rate	—	21%	422%	97%	521%

C-Class	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016
Per Share Data
Net asset value, beginning of period	$21.12	$20.63	$22.33	$21.25	$22.01
Income (loss) from investment operations:
Net investment income (loss)[a]	(.04)	(.04)	(.22)	(.36)	(.19)
Net gain (loss) on investments (realized and unrealized)	(1.20)	1.32	.54	1.91	.32
Total from investment operations	(1.24)	1.28	.32	1.55	.13
Less distributions from:
Net investment income	(1.09)	(.79)	(1.66)	(.47)	(.89)
Net realized gains	—	—	(.36)	—	—
Total distributions	(1.09)	(.79)	(2.02)	(.47)	(.89)
Net asset value, end of period	$18.79	$21.12	$20.63	$22.33	$21.25

Total Return[b]	(6.45%)	6.39%	1.35%	7.38%	0.70%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$866	$1,480	$3,994	$4,533	$2,020
Ratios to average net assets:
Net investment income (loss)	(0.20%)	(0.21%)	(1.00%)	(1.65%)	(0.88%)
Total expenses[c]	2.38%	2.35%	2.27%	2.26%	2.24%
Net expenses[d]	2.36%	2.35%	2.27%	2.26%	2.24%
Portfolio turnover rate	—	21%	422%	97%	521%

152 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

HIGH YIELD STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016
Per Share Data
Net asset value, beginning of period	$24.06	$23.23	$24.72	$23.31	$23.90
Income (loss) from investment operations:
Net investment income (loss)[a]	.15	.12	(.10)	(.18)	(.15)
Net gain (loss) on investments (realized and unrealized)	(1.41)	1.50	.63	2.06	.45
Total from investment operations	(1.26)	1.62	.53	1.88	.30
Less distributions from:
Net investment income	(1.09)	(.79)	(1.66)	(.47)	(.89)
Net realized gains	—	—	(.36)	—	—
Total distributions	(1.09)	(.79)	(2.02)	(.47)	(.89)
Net asset value, end of period	$21.71	$24.06	$23.23	$24.72	$23.31

Total Return	(5.73%)	7.15%	2.08%	8.15%	1.36%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$23,125	$101,180	$23,860	$435,334	$783,018
Ratios to average net assets:
Net investment income (loss)	0.59%	0.49%	(0.41%)	(0.74%)	(0.64%)
Total expenses[c]	1.63%	1.60%	1.52%	1.51%	1.49%
Net expenses[d]	1.61%	1.60%	1.52%	1.51%	1.49%
Portfolio turnover rate	—	21%	422%	97%	521%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 153

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2020

INVERSE HIGH YIELD STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that inversely correlate, before fees and expenses, to the performance of the high yield bond market.

For the one-year period ended March 31, 2020, Inverse High Yield Strategy Fund H-Class returned 2.39%. For comparison, the Bloomberg Barclays U.S. Corporate High Yield Index returned -6.94% for the same period.

The high yield market performed well for the first nine months of the period, supported by the phase one trade deal with China, and decreased fears of an economic slowdown following a series of rate cuts from the Federal Reserve. The coronavirus outbreak in 2020 reversed the trend, as first quarter returns in the high yield market were the weakest since the Financial Crisis. The Fed cut rates by 125 basis points in the first quarter and implemented a series of liquidity programs to support commercial loans, mortgages, corporations, and municipalities. On April 9, 2020, subsequent to period end, the Fed also agreed to buy bonds from recent fallen angels, adding a strong technical tailwind to the market.

By spread measures, corporate bonds now appear cheap. Current credit spreads have only been wider 10-15% of the time. We are in a value zone not seen since 2009, with a greater probability for spreads to tighten from here. But in the current scenario, with little visibility on the full earnings impact of the economic shutdown from COVID-19, there is risk for additional downside. High yield corporate bonds entered this downturn with weaker earnings growth and a higher leverage ratio than in September 2008. The U.S. speculative-grade default rate could peak between 15 percent and 20 percent in this cycle; higher than the peaks during the 1990, 2002, and 2009 recessions.

Derivatives in the Fund are used to help provide inverse exposure to the composition of the benchmark in the most efficient manner possible and not for hedging purposes. Derivatives performed as expected.

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration, Guggenheim Strategy Fund II and Guggenheim Strategy Fund III (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II and Guggenheim Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee but the Fund’s adviser has agreed to waive fees to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such affiliated fund. For the one-year period ended March 31, 2020, investment in the Short Term Investment Vehicles detracted from Fund performance.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

154 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2020

Inception Dates:
A-Class	April 16, 2007
C-Class	April 16, 2007
H-Class	April 16, 2007

The Fund invests principally in derivative investments such as high yield credit default swap agreements and futures contracts.

Cumulative Fund Performance*

Largest Holdings (% of Total Net Assets)
Guggenheim Ultra Short Duration Fund — Institutional Class	11.0%
Guggenheim Strategy Fund II	10.9%
Total	21.9%

“Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*

Periods Ended March 31, 2020

	1 Year	5 Year	10 Year
A-Class Shares	2.56%	(4.22%)	(8.70%)
A-Class Shares with sales charge‡	(2.31%)	(5.15%)	(9.14%)
C-Class Shares	1.54%	(5.02%)	(9.35%)
C-Class Shares with CDSC§	0.54%	(5.02%)	(9.35%)
H-Class Shares	2.39%	(4.03%)	(8.51%)
Bloomberg Barclays U.S. Corporate High Yield Index	(6.94%)	2.78%	5.64%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Bloomberg Barclays U.S. Corporate High Yield Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structures.

‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 155

SCHEDULE OF INVESTMENTS	March 31, 2020
INVERSE HIGH YIELD STRATEGY FUND

	Shares	Value
MUTUAL FUNDS† - 21.9%
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	158,743	$1,550,914
Guggenheim Strategy Fund II1	63,948	1,537,959
Total Mutual Funds
(Cost $3,169,213)		3,088,873

	Face Amount
FEDERAL AGENCY NOTES†† - 3.2%
Federal Farm Credit Bank
0.45% (U.S. Prime Rate - 2.80%, Rate Floor: 0.00%) due 03/14/22[2]	$250,000	250,551
0.38% (3 Month U.S. Treasury Bill Rate + 0.29%, Rate Floor: 0.00%) due 04/11/22[2]	200,000	199,673
Total Federal Agency Notes
(Cost $450,000)		450,224

U.S. TREASURY BILLS†† - 0.6%
U.S. Treasury Bills
0.50% due 04/30/20[3,4]	83,000	82,997
Total U.S. Treasury Bills
(Cost $82,966)		82,997

REPURCHASE AGREEMENTS††,5 - 17.0%
J.P. Morgan Securities LLC issued 03/31/20 at 0.01% due 04/01/20	1,730,193	1,730,193
BofA Securities, Inc. issued 03/31/20 at 0.00% due 04/01/20	665,459	665,459
Total Repurchase Agreements
(Cost $2,395,652)		2,395,652

Total Investments - 42.7%
(Cost $6,097,831)		$6,017,746
Other Assets & Liabilities, net - 57.3%		8,079,475
Total Net Assets - 100.0%		$14,097,221

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Depreciation**
Interest Rate Futures Contracts Sold Short†
U.S. Treasury 5 Year Note Futures Contracts	81	Jun 2020	$10,159,172	$(35,612)

Centrally Cleared Credit Default Swap Agreements Protection Purchased††

Counterparty	Exchange	Index	Protection Premium Rate	Payment Frequency	Maturity Date	Notional Amount	Value	Upfront Premiums Paid	Unrealized Appreciation**
Barclays Bank plc	ICE	CDX.NA.HY.34	5.00%	Quarterly	06/20/25	$15,050,000	$992,548	$837,053	$155,495

156 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2020
INVERSE HIGH YIELD STRATEGY FUND

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]

Variable rate security. Rate indicated is the rate effective at March 31, 2020. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[3]	All or a portion of this security is pledged as futures collateral at March 31, 2020.
[4]	Rate indicated is the effective yield at the time of purchase.
[5]	Repurchase Agreements — See Note 6.
CDX.NA.HY.34 — Credit Default Swap North American High Yield Series 34 Index
ICE — Intercontinental Exchange
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$3,088,873	$—	$—	$3,088,873
Federal Agency Notes	—	450,224	—	450,224
U.S. Treasury Bills	—	82,997	—	82,997
Repurchase Agreements	—	2,395,652	—	2,395,652
Credit Default Swap Agreements**	—	155,495	—	155,495
Total Assets	$3,088,873	$3,084,368	$—	$6,173,241

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Interest Rate Futures Contracts**	$35,612	$—	$—	$35,612

**	This derivative is reported as unrealized appreciation/depreciation at period end.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 157

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2020
INVERSE HIGH YIELD STRATEGY FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2019, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180419000405/gug78512-ncsr.htm.

Transactions during the year ended March 31, 2020, in which the company is an affiliated issuer, were as follows:

Security Name	Value 03/31/19	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 03/31/20	Shares 03/31/20	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$953,049	$1,580,000	$(945,000)	$351	$(50,441)	$1,537,959	63,948	$15,210
Guggenheim Ultra Short Duration Fund — Institutional Class	958,824	2,050,017	(1,425,000)	1,526	(34,453)	1,550,914	158,743	7,965
	$1,911,873	$3,630,017	$(2,370,000)	$1,877	$(84,894)	$3,088,873		$23,175

158 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE HIGH YIELD STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2020

Assets:
Investments in unaffiliated issuers, at value (cost $532,966)	$533,221
Investments in affiliated issuers, at value (cost $3,169,213)	3,088,873
Repurchase agreements, at value (cost $2,395,652)	2,395,652
Cash	1,920,624
Segregated cash with broker	118,825
Unamortized upfront premiums paid on credit default swap agreements	837,053
Receivables:
Fund shares sold	5,507,170
Variation margin on credit default swap agreements	159,126
Dividends	4,425
Interest	725
Total assets	14,565,694

Liabilities:
Payable for:
Swap settlement	398,062
Protection fees on credit default swap agreements	25,083
Management fees	9,937
Transfer agent and administrative fees	3,719
Distribution and service fees	3,605
Portfolio accounting fees	1,356
Variation margin on futures contracts	888
Trustees’ fees*	399
Miscellaneous	25,424
Total liabilities	468,473
Commitments and contingent liabilities (Note 12)	—
Net assets	$14,097,221

Net assets consist of:
Paid in capital	$23,400,421
Total distributable earnings (loss)	(9,303,200)
Net assets	$14,097,221

A-Class:
Net assets	$256,304
Capital shares outstanding	4,133
Net asset value per share	$62.01
Maximum offering price per share (Net asset value divided by 95.25%)	$65.10

C-Class:
Net assets	$361,534
Capital shares outstanding	6,385
Net asset value per share	$56.62

H-Class:
Net assets	$13,479,383
Capital shares outstanding	212,450
Net asset value per share	$63.45

STATEMENT OF OPERATIONS
Year Ended March 31, 2020

Investment Income:
Dividends from securities of affiliated issuers	$23,175
Interest	59,703
Total investment income	82,878

Expenses:
Management fees	33,906
Distribution and service fees:
A-Class	2,529
C-Class	4,588
H-Class	7,626
Transfer agent and administrative fees	11,632
Portfolio accounting fees	4,521
Registration fees	3,959
Professional fees	1,949
Trustees’ fees*	1,072
Custodian fees	643
Miscellaneous	4,364
Total expenses	76,789
Less:
Expenses waived by Adviser	(812)
Net expenses	75,977
Net investment income	6,901

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(24)
Investments in affiliated issuers	1,877
Swap agreements	995,167
Futures contracts	(533,698)
Net realized gain	463,322
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	528
Investments in affiliated issuers	(84,894)
Swap agreements	183,741
Futures contracts	18,663
Net change in unrealized appreciation (depreciation)	118,038
Net realized and unrealized gain	581,360
Net increase in net assets resulting from operations	$588,261

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 159

INVERSE HIGH YIELD STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2020	Year Ended March 31, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment income	$6,901	$39,322
Net realized gain (loss) on investments	463,322	(439,576)
Net change in unrealized appreciation (depreciation) on investments	118,038	(31,984)
Net increase (decrease) in net assets resulting from operations	588,261	(432,238)

Capital share transactions:
Proceeds from sale of shares
A-Class	43,047,779	22,769,190
C-Class	40,360	1,045,645
H-Class	120,594,884	67,200,629
Cost of shares redeemed
A-Class	(43,306,242)	(31,262,861)
C-Class	(411,911)	(1,031,000)
H-Class	(112,151,071)	(70,863,890)
Net increase (decrease) from capital share transactions	7,813,799	(12,142,287)
Net increase (decrease) in net assets	8,402,060	(12,574,525)

Net assets:
Beginning of year	5,695,161	18,269,686
End of year	$14,097,221	$5,695,161

Capital share activity:
Shares sold
A-Class	731,426	358,058
C-Class	724	17,880
H-Class	1,978,712	1,026,778
Shares redeemed
A-Class	(731,958)	(489,454)
C-Class	(7,581)	(17,510)
H-Class	(1,841,697)	(1,084,207)
Net increase (decrease) in shares	129,626	(188,455)

160 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE HIGH YIELD STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017[e]	Year Ended March 31, 2016[e]
Per Share Data
Net asset value, beginning of period	$60.47	$64.28	$65.78	$71.69	$76.94
Income (loss) from investment operations:
Net investment income (loss)[a]	.24	.42	(.07)	(.51)	(.80)
Net gain (loss) on investments (realized and unrealized)	1.30	(4.23)	(1.43)	(5.40)	(4.45)
Total from investment operations	1.54	(3.81)	(1.50)	(5.91)	(5.25)
Net asset value, end of period	$62.01	$60.47	$64.28	$65.78	$71.69

Total Return[b]	2.56%	(5.93%)	(2.28%)	(8.26%)	(6.81%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$256	$282	$8,746	$915	$2,642
Ratios to average net assets:
Net investment income (loss)	0.40%	0.66%	(0.12%)	(0.74%)	(1.07%)
Total expenses[c]	1.62%	1.60%	1.52%	1.52%	1.50%
Net expenses[d]	1.61%	1.60%	1.52%	1.52%	1.50%
Portfolio turnover rate	254%	—	41%	480%	1,722%

C-Class	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017[e]	Year Ended March 31, 2016[e]
Per Share Data
Net asset value, beginning of period	$55.76	$59.73	$61.63	$67.67	$73.24
Income (loss) from investment operations:
Net investment income (loss)[a]	(.05)	.01	(.39)	(.85)	(1.16)
Net gain (loss) on investments (realized and unrealized)	.91	(3.98)	(1.51)	(5.19)	(4.41)
Total from investment operations	.86	(3.97)	(1.90)	(6.04)	(5.57)
Net asset value, end of period	$56.62	$55.76	$59.73	$61.63	$67.67

Total Return[b]	1.54%	(6.65%)	(3.08%)	(8.97%)	(7.59%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$362	$738	$769	$1,042	$1,653
Ratios to average net assets:
Net investment income (loss)	(0.09%)	0.02%	(0.65%)	(1.32%)	(1.60%)
Total expenses[c]	2.37%	2.36%	2.27%	2.27%	2.25%
Net expenses[d]	2.34%	2.35%	2.27%	2.27%	2.25%
Portfolio turnover rate	254%	—	41%	480%	1,722%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 161

INVERSE HIGH YIELD STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017[e]	Year Ended March 31, 2016[e]
Per Share Data
Net asset value, beginning of period	$61.97	$65.89	$67.70	$72.70	$77.91
Income (loss) from investment operations:
Net investment income (loss)[a]	.06	.41	(.12)	(.74)	(.64)
Net gain (loss) on investments (realized and unrealized)	1.42	(4.33)	(1.69)	(4.26)	(4.57)
Total from investment operations	1.48	(3.92)	(1.81)	(5.00)	(5.21)
Net asset value, end of period	$63.45	$61.97	$65.89	$67.70	$72.70

Total Return	2.39%	(5.95%)	(2.67%)	(6.90%)	(6.67%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$13,479	$4,675	$8,755	$14,855	$2,513
Ratios to average net assets:
Net investment income (loss)	0.09%	0.63%	(0.18%)	(1.06%)	(0.84%)
Total expenses[c]	1.64%	1.61%	1.52%	1.52%	1.50%
Net expenses[d]	1.62%	1.59%	1.52%	1.52%	1.50%
Portfolio turnover rate	254%	—	41%	480%	1,722%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	Reverse share split — Per share amounts for the years presented through March 31, 2017 have been restated to reflect a 1:4 share split effective November 4, 2016.

162 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2020

U.S. GOVERNMENT MONEY MARKET FUND

OBJECTIVE: Seeks to provide security of principal, high current income, and liquidity.

For the year ended March 31, 2020, U.S. Government Money Market Fund returned 0.99%.

The fiscal year started with the Federal Funds target rate between 2.25% and 2.50%. Starting in July 2019, the U.S. Federal Reserve (“Fed”) orchestrated three successive interest rate cuts totaling 0.75%, which reduced the target rate to 1.50% to 1.75% by the end of October 2019. The three successive rate cuts were described as a mid-cycle adjustment to help keep the economy expanding. In March of 2020, the Fed made two intra-meeting cuts, which dropped the target rate to 0.00% to 0.25% due to the anticipation of a slowdown cause by the Coronavirus. Due to the drop in interest rates, the Fund’s yield declined throughout the period.

The U.S. economy had remained strong throughout 2019 and early 2020, although some signs of weakness began to appear in the manufacturing sector. Personal consumption remained strong. The full impacts of the Coronavirus have yet to appear in the economic data. However, there was a record increase in jobless claims once several states put in shelter-in-place orders. It is unclear at this time how much of the economic impact will be temporary or permanent. Interest rates will likely remain very low for quite some time until more information about the longer-term impacts from the Coronavirus is known.

Performance displayed represents past performance, which is no guarantee of future results.

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

FADN – Federal Agency Discount Note
FAN – Federal Agency Note

Inception Date: June 18, 2012

The Fund invests principally in money market instruments issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities and enters into repurchase agreements fully collateralized by U.S. government securities.

Average Annual Returns*

Periods Ended March 31, 2020

	1 Year	5 Year	Since Inception (06/18/12)
U.S. Government Money Market Fund	0.99%	0.46%	0.30%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes.

THE RYDEX FUNDS ANNUAL REPORT | 163

SCHEDULE OF INVESTMENTS	March 31, 2020
U.S. GOVERNMENT MONEY MARKET FUND

	Face Amount	Value
FEDERAL AGENCY NOTES†† - 51.9%
Farmer Mac
0.24% (Fed Funds Effective Rate + 0.15%, Rate Floor: 0.00%) due 09/23/20[1]	$20,000,000	$20,000,000
0.23% (U.S. Prime Rate - 3.02%, Rate Floor: 0.00%) due 01/04/21[1]	18,000,000	18,000,000
0.23% (U.S. Prime Rate - 3.02%, Rate Floor: 0.00%) due 07/01/20[1]	17,300,000	17,300,000
1.65% (3 Month USD LIBOR - 0.16%, Rate Floor: 0.00%) due 10/23/20[1]	10,000,000	10,001,105
Federal Home Loan Bank
0.10% (U.S. Secured Overnight Financing Rate + 0.09%, Rate Floor: 0.00%) due 09/11/20[1]	18,200,000	18,200,000
0.04% (U.S. Secured Overnight Financing Rate + 0.03%, Rate Floor: 0.00%) due 09/04/20[1]	12,000,000	11,996,896
0.15% (U.S. Secured Overnight Financing Rate + 0.14%, Rate Floor: 0.00%) due 03/10/21[1]	7,500,000	7,500,000
1.61% (3 Month USD LIBOR - 0.24%, Rate Floor: 0.00%) due 04/13/20[1]	5,990,000	5,989,763
0.04% (U.S. Secured Overnight Financing Rate + 0.03%, Rate Floor: 0.00%) due 08/05/20[1]	5,000,000	4,999,122
2.63% due 05/28/20	2,530,000	2,532,963
0.76% (1 Month USD LIBOR - 0.04%, Rate Floor: 0.00%) due 04/17/20[1]	2,400,000	2,399,907
0.13% (U.S. Secured Overnight Financing Rate + 0.12%, Rate Floor: 0.00%) due 10/07/20[1]	2,000,000	1,999,754
2.32% due 04/13/20	1,950,000	1,950,132
0.14% (U.S. Secured Overnight Financing Rate + 0.13%, Rate Floor: 0.00%) due 10/16/20[1]	1,400,000	1,399,997
0.80% (1 Month USD LIBOR - 0.06%, Rate Floor: 0.00%) due 06/10/20[1]	1,000,000	1,000,079
1.70% due 05/15/20	1,000,000	999,726
1.75% due 06/12/20	790,000	790,070
1.65% due 07/03/20	550,000	551,516
1.38% due 06/12/20	430,000	429,579
3.38% due 06/12/20	400,000	401,022
Fannie Mae
0.05% (U.S. Secured Overnight Financing Rate + 0.04%, Rate Floor: 0.00%) due 06/05/20[1]	20,000,000	20,000,000
0.09% (U.S. Secured Overnight Financing Rate + 0.08%, Rate Floor: 0.00%) due 10/30/20[1]	17,500,000	17,500,465
0.09% (U.S. Secured Overnight Financing Rate + 0.08%, Rate Floor: 0.00%) due 09/16/20[1]	8,000,000	8,000,000
1.38% due 02/26/21	117,000	117,855
Federal Farm Credit Bank
0.32% (U.S. Prime Rate - 2.93%, Rate Floor: 0.00%) due 09/24/20[1]	13,000,000	13,007,052
2.70% due 02/23/21	750,000	764,263
1.55% due 04/13/20	500,000	499,975
1.42% due 05/13/20	300,000	299,836
1.75% due 06/10/20	275,000	275,619
Freddie Mac
0.05% (U.S. Secured Overnight Financing Rate + 0.04%, Rate Floor: 0.00%) due 04/03/20[1]	12,430,000	12,429,986
1.38% due 05/01/20	1,327,000	1,326,388
1.55% due 07/30/20	250,000	250,812
Total Federal Agency Notes
(Cost $202,913,882)		202,913,882

FEDERAL AGENCY DISCOUNT NOTES†† - 30.6%
Federal Home Loan Bank
0.01% due 04/16/20[2]	30,300,000	30,299,874
0.05% due 04/01/20[2]	22,623,000	22,623,000
0.00% due 04/08/20[2]	16,000,000	15,999,985
0.02% due 05/04/20[2]	10,800,000	10,799,802
0.60% due 04/29/20[2]	2,300,000	2,298,927
0.25% due 04/01/20[2]	2,200,000	2,200,000
0.15% due 05/01/20[2]	2,000,000	1,999,750
0.02% due 04/06/20[2]	1,985,000	1,984,989
0.02% due 04/01/20[2]	1,200,000	1,200,000
0.01% due 04/01/20[2]	1,050,000	1,050,000
0.00% due 04/01/20[2]	1,000,000	1,000,000
0.08% due 04/06/20[2]	1,000,000	999,995
0.01% due 04/09/20[2]	800,000	799,998
0.00% due 04/08/20[2]	700,000	699,999
0.03% due 05/06/20[2]	400,000	399,988
0.15% due 05/06/20[2]	300,000	299,956
0.10% due 04/01/20[2]	100,000	100,000
Farmer Mac
0.01% due 04/01/20[2]	24,000,000	24,000,000
Federal Farm Credit Bank
0.58% due 05/19/20[2]	500,000	499,613
Total Federal Agency Discount Notes
(Cost $119,255,876)		119,255,876

REPURCHASE AGREEMENTS††,3 - 8.0%
J.P. Morgan Securities LLC issued 03/31/20 at 0.01% due 04/01/20	22,657,743	22,657,743
BofA Securities, Inc. issued 03/31/20 at 0.00% due 04/01/20	8,714,516	8,714,516
Total Repurchase Agreements
(Cost $31,372,259)		31,372,259

Total Investments - 90.5%
(Cost $353,542,017)		$353,542,017
Other Assets & Liabilities, net - 9.5%		37,249,440
Total Net Assets - 100.0%		$390,791,457

164 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2020
U.S. GOVERNMENT MONEY MARKET FUND

††	Value determined based on Level 2 inputs — See Note 4.
[1]

Variable rate security. Rate indicated is the rate effective at March 31, 2020. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[2]	Rate indicated is the effective yield at the time of purchase.
[3]	Repurchase Agreements — See Note 6.
LIBOR— London Interbank Offered Rate

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Federal Agency Notes	$—	$202,913,882	$—	$202,913,882
Federal Agency Discount Notes	—	119,255,876	—	119,255,876
Repurchase Agreements	—	31,372,259	—	31,372,259
Total Assets	$—	$353,542,017	$—	$353,542,017

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 165

U.S. GOVERNMENT MONEY MARKET FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2020

Assets:
Investments, at value (cost $322,169,758)	$322,169,758
Repurchase agreements, at value (cost $31,372,259)	31,372,259
Cash	25,515,732
Receivables:
Fund shares sold	25,907,922
Interest	353,315
Total assets	405,318,986

Liabilities:
Payable for:
Fund shares redeemed	13,888,697
Management fees	72,102
Transfer agent and administrative fees	47,733
Portfolio accounting fees	15,973
Trustees’ fees*	7,869
Distributions to shareholders	73
Miscellaneous	495,082
Total liabilities	14,527,529
Commitments and contingent liabilities (Note 12)	—
Net assets	$390,791,457

Net assets consist of:
Paid in capital	$390,640,565
Total distributable earnings (loss)	150,892
Net assets	$390,791,457
Capital shares outstanding	390,619,678
Net asset value per share	$1.00

STATEMENT OF OPERATIONS
Year Ended March 31, 2020

Investment Income:
Interest	$8,286,794
Total investment income	8,286,794

Expenses:
Management fees	2,023,129
Transfer agent and administrative fees	826,070
Registration fees	382,570
Portfolio accounting fees	365,751
Professional fees	211,756
Trustees’ fees*	101,665
Custodian fees	57,874
Miscellaneous	339,315
Total expenses	4,308,130
Less:
Expenses reimbursed by Adviser	(39,375)
Expenses waived by Adviser	(85,748)
Total waived/reimbursed expenses	(125,123)
Net expenses	4,183,007
Net investment income	4,103,787

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	55,390
Net realized gain	55,390
Net increase in net assets resulting from operations	$4,159,177

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

166 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

U.S. GOVERNMENT MONEY MARKET FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2020	Year Ended March 31, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment income	$4,103,787	$5,349,868
Net realized gain on investments	55,390	23,456
Net change in unrealized appreciation (depreciation) on investments	—	—
Net increase in net assets resulting from operations	4,159,177	5,373,324

Distributions to shareholders	(4,103,774)	(5,349,868)

Capital share transactions:
Proceeds from sale of shares	5,994,438,512	6,239,411,232
Distributions reinvested	4,076,467	5,296,314
Cost of shares redeemed	(6,020,978,588)	(6,376,058,992)
Net decrease from capital share transactions	(22,463,609)	(131,351,446)
Net decrease in net assets	(22,408,206)	(131,327,990)

Net assets:
Beginning of year	413,199,663	544,527,653
End of year	$390,791,457	$413,199,663

Capital share activity:
Shares sold	5,994,438,513	6,239,411,231
Shares issued from reinvestment of distributions	4,076,837	5,293,026
Shares redeemed	(6,020,978,588)	(6,376,058,978)
Net decrease in shares	(22,463,238)	(131,354,721)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 167

U.S. GOVERNMENT MONEY MARKET FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016
Per Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income (loss) from investment operations:
Net investment income (loss)[a]	.01	.01	— [b]	— [b]	— [b]
Net gain (loss) on investments (realized and unrealized)	— [b]	— [b]	— [b]	— [b]	— [b]
Total from investment operations	.01	.01	— [b]	— [b]	— [b]
Less distributions from:
Net investment income	(.01)	(.01)	(—)[b]	(—)[b]	(—)[b]
Net realized gains	—	—	—	(—)[b]	—
Total distributions	(.01)	(.01)	(—)[b]	(—)[b]	(—)[b]
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return	0.99%	1.10%	0.22%	0.01%	0.00%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$390,791	$413,200	$544,528	$627,514	$643,872
Ratios to average net assets:
Net investment income (loss)	1.01%	1.10%	0.22%	0.00%[c]	0.00%[c]
Total expenses	1.06%	1.05%	0.96%	0.95%	0.91%
Net expenses[d]	1.03%	1.05%	0.94%	0.47%	0.22%
Portfolio turnover rate	—	—	—	—	—

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Less than $0.01 per share.
[c]	Less than 0.01%.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

168 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

Note 1 – Organization and Significant Accounting Policies

Organization

The Rydex Series Funds (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (”1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate fund (each, a “Fund”). The Trust is authorized to issue an unlimited number of no par value shares. The Trust accounts for the assets of each Fund separately.

The Trust offers a combination of seven separate classes of shares: Investor Class shares, A-Class shares, C-Class shares, H-Class shares, P-Class shares, Institutional Class shares and Money Market Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased, but will not exceed 4.75%. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”) if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. C-Class shares of each Fund automatically convert to A-Class shares of the same Fund on or about the 10th day of the month following the 10-year anniversary of the purchase of the C-Class shares. This conversion will be executed without any sales charge, fee or other charge. After the conversion is completed, the shares will be subject to all features and expenses of A-Class shares. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares require a minimum initial investment of $2 million and a minimum account balance of $1 million. At March 31, 2020, the Trust consisted of fifty-two funds.

This report covers the following funds (collectively, the “Funds”):

Fund Name	Investment Company Type
Nova Fund	Non-diversified
S&P 500® Fund	Non-diversified
Inverse S&P 500® Strategy Fund	Non-diversified
Monthly Rebalance NASDAQ -100® 2x Strategy Fund	Non-diversified
Inverse NASDAQ-100® Strategy Fund	Non-diversified
Mid-Cap 1.5x Strategy Fund	Non-diversified
Inverse Mid-Cap Strategy Fund	Non-diversified
Russell 2000® 1.5x Strategy Fund	Non-diversified
Russell 2000® Fund	Non-diversified
Inverse Russell 2000® Strategy Fund	Non-diversified
Dow Jones Industrial Average® Fund	Non-diversified
Government Long Bond 1.2x Strategy Fund	Diversified
Inverse Government Long Bond Strategy Fund	Diversified
High Yield Strategy Fund	Non-diversified
Inverse High Yield Strategy Fund	Non-diversified
U.S. Government Money Market Fund	Diversified

At March 31, 2020, Investor Class, A-Class, C-Class, H-Class and Money Market Class shares have been issued by the Funds.

The Funds are designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offer unlimited exchange privileges with no minimum holding periods or transactions fees, which may cause the Funds to experience high portfolio turnover.

Security Investors, LLC, which operates under the name Guggenheim Investments (“GI”), provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

Significant Accounting Policies

The Funds operate as investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

THE RYDEX FUNDS ANNUAL REPORT | 169

NOTES TO FINANCIAL STATEMENTS (continued)

The NAV of each Class of a fund is calculated by dividing the market value of a fund’s securities and other assets, less all liabilities, attributable to the Class by the number of outstanding shares of the Class.

The Trust calculates a NAV twice each business day; at 10:45 a.m. and at the close of the New York Stock Exchange (“NYSE”), usually 4:00 p.m. for the Russell 2000® Fund and the S&P 500® Fund. All other Funds in this report will price at the afternoon NAV. The NAV is calculated using the current market value of each Fund’s total assets as of the respective time of calculation. These financial statements are based on the March 31, 2020, afternoon NAV.

(a) Valuation of Investments

The Board of Trustees of the Funds (the “Board”) has adopted policies and procedures for the valuation of the Funds’ investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Funds’ securities and/or other assets.

Valuations of the Funds’ securities and other assets are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Funds’ officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed or traded on a recognized U.S. securities exchange or the National Association of Securities Dealers Automated Quotations (“NASDAQ”) National Market System shall generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there is no sale on the valuation date, exchange-traded U.S. equity securities will be valued on the basis of the last bid price.

Open-end investment companies are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds are valued at the last quoted sale price.

The U.S. Government Money Market Fund values debt securities at amortized cost pursuant to Rule 2a-7 of the 1940 Act, which approximates market value.

With the exception of the U.S. Government Money Market Fund, U.S. government securities are valued by independent pricing services, the last traded fill price, or at the reported bid price at the close of business.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, provided such amount approximates market value.

Repurchase agreements are generally valued at amortized cost, provided such amounts approximate market value.

The value of futures contracts is accounted for using the unrealized appreciation or depreciation on the contracts that is determined by marking the contracts to their current realized settlement prices. Financial futures contracts are valued at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the official settlement price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

The values of swap agreements entered into by a fund are accounted for using the unrealized appreciation or depreciation on the agreements that are determined by marking the agreements to the last quoted value of the index or other underlying position that the swaps pertain to at the close of the NYSE.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GI subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as

170 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis. In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

(b) U.S. Government and Agency Obligations

Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Schedules of Investments reflect the effective rates paid at the time of purchase by the Funds. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

(c) Short Sales

When a Fund engages in a short sale of a security, an amount equal to the proceeds is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund maintains a segregated account of cash and/or securities as collateral for short sales.

Fees, if any, paid to brokers to borrow securities in connection with short sales are recorded as interest expense. In addition, the Fund must pay out the dividend rate of the equity or coupon rate of the obligation to the lender and record this as an expense. Short dividend or interest expense is a cost associated with the investment objective of short sales transactions, rather than an operational cost associated with the day-to-day management of any mutual fund. The Fund may also receive rebate income from the broker resulting from the investment of the proceeds from securities sold short.

(d) Futures Contracts

Upon entering into a futures contract, a Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(e) Swap Agreements

Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation. Payments received or made as a result of an agreement or termination of an agreement are recognized as realized gains or losses.

Upon entering into certain centrally-cleared swap transactions, a Fund is required to deposit with its clearing broker an amount of cash or securities as an initial margin. Subsequent variation margin receipts or payments are received or made by the Fund depending on fluctuations in the fair value of the reference entity and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Upfront payments received or made by a Fund on credit default swap agreements are amortized over the expected life of the agreement. Periodic payments received or paid by a Fund are recorded as realized gains or losses. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses.

(f) Foreign Taxes

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and reflected in their Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of March 31, 2020, if any, are disclosed in the Funds’ Statements of Assets and Liabilities.

(g) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as a reduction to cost if the securities are still held and as realized gains if no longer held in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries, if any. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued

THE RYDEX FUNDS ANNUAL REPORT | 171

NOTES TO FINANCIAL STATEMENTS (continued)

on a daily basis. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to realized gains. The actual amounts of income, return of capital, and realized gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

(h) Distributions

Dividends from net investment income are declared daily in the Government Long Bond 1.2x Strategy Fund and the U.S. Government Money Market Fund. Dividends are reinvested in additional shares unless shareholders request payment in cash. Distributions of net investment income in the remaining Funds and distributions of net realized gains, if any, in all Funds are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP.

(i) Class Allocations

Interest and dividend income, most expenses, all realized gains and losses, and all unrealized appreciation and depreciation are allocated to the classes based upon the value of the outstanding shares in each Class. Certain costs, such as distribution and service fees are charged directly to specific classes. In addition, certain expenses have been allocated to the individual Funds in the Trust based on the respective net assets of each Fund included in the Trust.

(j) Cash

The Funds may leave cash overnight in their cash account with the custodian. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 0.08% at March 31, 2020.

(k) Indemnifications

Under the Funds’ organizational documents, the Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Note 2 – Financial Instruments and Derivatives

As part of their investment strategy, the Funds utilize short sales and a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized in the Statements of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Financial Statements.

Short Sales

A short sale is a transaction in which a Fund sells a security it does not own. If the security sold short decreases in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security increases in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.

Derivatives

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Funds may utilize derivatives for the following purposes:

Duration: the use of an instrument to manage the interest rate risk of a portfolio.

Index Exposure: the use of an instrument to obtain exposure to a listed or other type of index.

Leverage: gaining total exposure to equities or other assets on the long and short sides at greater than 100% of invested capital.

Liquidity: the ability to buy or sell exposure with little price/market impact.

For any Fund whose investment strategy consistently involves applying leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase

172 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

or decrease in the underlying index or other asset. In addition, because an investment in derivative instruments generally requires a small investment relative to the amount of investment exposure assumed, an opportunity for increased net income is created; but, at the same time, leverage risk will increase. The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile and riskier than if they had not been leveraged.

Futures Contracts

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as segregated cash with broker on the Statements of Assets and Liabilities; securities held as collateral are noted on the Schedules of Investments.

The following table represents the Funds’ use and volume of futures on a monthly basis:

		Average Notional Amount
Fund	Use	Long	Short
Nova Fund	Index exposure, Leverage, Liquidity	$47,098,868	$—
S&P 500® Fund	Index exposure, Liquidity	9,643,594	—
Inverse S&P 500® Strategy Fund	Index exposure, Liquidity	52,367	2,542,440
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	Index exposure, Leverage, Liquidity	38,804,085	—
Inverse NASDAQ-100® Strategy Fund	Index exposure, Liquidity	70,631	635,938
Mid-Cap 1.5x Strategy Fund	Index exposure, Leverage, Liquidity	9,952,355	48,924
Inverse Mid-Cap Strategy Fund	Index exposure, Liquidity	—	—	*
Russell 2000® 1.5x Strategy Fund	Index exposure, Leverage, Liquidity	2,900,515	—
Russell 2000® Fund	Index exposure, Liquidity	1,982,292	311,417
Inverse Russell 2000® Strategy Fund	Index exposure, Liquidity	31,606	664,605
Dow Jones Industrial Average® Fund	Index exposure, Liquidity	2,554,835	—
Government Long Bond 1.2x Strategy Fund	Duration, Index exposure, Leverage, Liquidity	74,033,154	—
Inverse Government Long Bond Strategy Fund	Duration, Index exposure, Liquidity	—	25,572,063
High Yield Strategy Fund	Duration, Index exposure, Liquidity	69,021,097	—
Inverse High Yield Strategy Fund	Duration, Index exposure, Liquidity	—	4,418,900

*	Futures contracts were outstanding for 1 day during the year ended March 31, 2020. The daily average outstanding notional amount of equity futures contracts during the year was $145,190.

Swap Agreements

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. When utilizing over-the-counter (“OTC”) swaps, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing and are executed on a multi-lateral or other trade facility platform, such as a registered exchange. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like exchange-traded futures contracts. For a fund utilizing centrally cleared swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. There is no guarantee that a fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Total return swaps involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset (such as an index) for a fixed or variable interest rate. Total return swaps will usually be computed based on the current value of the reference asset as of the close of regular trading on the NYSE or other exchange, with the swap value being adjusted to include dividends accrued,

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NOTES TO FINANCIAL STATEMENTS (continued)

financing charges and/or interest associated with the swap agreement. When utilizing a total return swap, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying reference asset declines in value.

The following table represents the Funds’ use and volume of total return swaps on a monthly basis:

		Average Notional Amount
Fund	Use	Long	Short
Nova Fund	Index exposure, Leverage, Liquidity	$179,610,101	$—
S&P 500® Fund	Index exposure, Liquidity	14,653,490	—
Inverse S&P 500® Strategy Fund	Index exposure, Liquidity	—	60,076,116
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	Index exposure, Leverage, Liquidity	171,145,772	—
Inverse NASDAQ-100® Strategy Fund	Index exposure, Liquidity	—	14,746,524
Mid-Cap 1.5x Strategy Fund	Index exposure, Leverage, Liquidity	27,364,052	—
Inverse Mid-Cap Strategy Fund	Index exposure, Liquidity	—	833,354
Russell 2000® 1.5x Strategy Fund	Index exposure, Leverage, Liquidity	23,862,719	—
Russell 2000® Fund	Index exposure, Liquidity	22,993,042	—
Inverse Russell 2000® Strategy Fund	Index exposure, Liquidity	—	7,446,169
Dow Jones Industrial Average® Fund	Index exposure, Liquidity	5,977,640	—
High Yield Strategy Fund	Duration, Index exposure, Liquidity	9,948,838	—

Credit default swaps are instruments which allow for the full or partial transfer of third party credit risk, with respect to a particular entity or entities, from one counterparty to the other. A fund enters into credit default swaps as a “seller” or “buyer” of protection primarily to gain or reduce exposure to the investment grade and/or high yield bond market. A seller of credit default swaps is selling credit protection or assuming credit risk with respect to the underlying entity or entities. The buyer in a credit default swap is obligated to pay the seller a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If a credit event occurs, as defined under the terms of the swap agreement, the seller will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The notional amount reflects the maximum potential amount the seller of credit protection could be required to pay to the buyer if a credit event occurs. The seller of protection receives periodic premium payments from the buyer and may also receive or pay an upfront premium adjustment to the stated periodic payments. In the event a credit default occurs on a credit default swap referencing an index, a factor adjustment will take place and the buyer of protection will receive a payment reflecting the par less the default recovery rate of the defaulted index component based on its weighting in the index. If no default occurs, the counterparty will pay the stream of payments and have no further obligations to the fund selling the credit protection. For a fund utilizing centrally cleared credit default swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. For OTC credit default swaps, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty, or in the case of a credit default swap in which a fund is selling credit protection, the default of a third party issuer.

The quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The following table represents the Funds’ use and volume of credit default swaps on a monthly basis:

		Average Notional Amount
Fund	Use	Protection Purchased	Protection Sold
High Yield Strategy Fund	Duration, Index exposure, Liquidity	$—	$69,877,292
Inverse High Yield Strategy Fund	Duration, Index exposure, Liquidity	5,043,417	—

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Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Funds’ Statements of Assets and Liabilities as of March 31, 2020:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Equity/Interest rate contracts	Variation margin on futures contracts	Variation margin on futures contracts
Equity/Credit contracts	Unrealized appreciation on OTC swap agreements	Unrealized depreciation on OTC swap agreements
Credit contracts	Variation margin on credit default swap agreements	Variation margin on credit default swap agreements
	Unamortized upfront premiums paid on credit default swap agreements	Unamortized upfront premiums received on credit default swap agreements

The following table sets forth the fair value of the Funds’ derivative investments categorized by primary risk exposure at March 31 2020:

Asset Derivative Investments Value
Fund	Futures Equity Risk*	Swaps Equity Risk	Futures Interest Rate Risk*	Swaps Credit Risk*	Total Value at March 31, 2020
Nova Fund	$5,787	$—	$—	$—	$5,787
S&P 500® Fund	794,086	—	—	—	794,086
Inverse S&P 500® Strategy Fund	—	1,368,951	—	—	1,368,951
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	345,252	—	—	—	345,252
Inverse NASDAQ-100® Strategy Fund	—	544,555	—	—	544,555
Mid-Cap 1.5x Strategy Fund	104,598	170,910	—	—	275,508
Inverse Mid-Cap Strategy Fund	—	21,114	—	—	21,114
Russell 2000® 1.5x Strategy Fund	80,238	122,150	—	—	202,388
Russell 2000® Fund	164,076	436,135	—	—	600,211
Inverse Russell 2000® Strategy Fund	—	444,289	—	—	444,289
Dow Jones Industrial Average® Fund	177,057	—	—	—	177,057
Government Long Bond 1.2x Strategy Fund	—	—	7,474,465	—	7,474,465
High Yield Strategy Fund	—	—	301,972	96,745	398,717
Inverse High Yield Strategy Fund	—	—	—	155,495	155,495

Liability Derivative Investments Value
Fund	Futures Equity Risk*	Swaps Equity Risk	Futures Interest Rate Risk*	Swaps Credit Risk*	Total Value at March 31, 2020
Nova Fund	$—	$1,252,324	$—	$—	$1,252,324
S&P 500® Fund	—	639,207	—	—	639,207
Inverse S&P 500® Strategy Fund	879,553	—	—	—	879,553
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	—	332,358	—	—	332,358
Inverse NASDAQ-100® Strategy Fund	357,235	—	—	—	357,235
Mid-Cap 1.5x Strategy Fund	—	66,137	—	—	66,137
Russell 2000® 1.5x Strategy Fund	—	19,495	—	—	19,495
Russell 2000® Fund	—	28,407	—	—	28,407
Dow Jones Industrial Average® Fund	—	267,315	—	—	267,315
Inverse Government Long Bond Strategy Fund	—	—	1,081,548	—	1,081,548
High Yield Strategy Fund	—	—	—	481,567	481,567
Inverse High Yield Strategy Fund	—	—	35,612	—	35,612

*

Includes cumulative appreciation (depreciation) of futures contracts and centrally cleared swaps as reported on the Schedules of Investments. Variation margin is reported within the Statements of Assets and Liabilities.

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NOTES TO FINANCIAL STATEMENTS (continued)

The following is a summary of the location of derivative investments on the Funds’ Statements of Operations for the year ended March 31, 2020:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity/Interest Rate contracts	Net realized gain (loss) on futures contracts
Net change in unrealized appreciation (depreciation) on futures contracts
Equity/Credit contracts	Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements

The following is a summary of the Funds’ realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statements of Operations categorized by primary risk exposure for the year ended March 31, 2020:

Realized Gain (Loss) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Risk	Swaps Equity Risk	Futures Interest Rate Risk	Swaps Credit Risk	Total
Nova Fund	$684,381	$(17,155,385)	$—	$—	$(16,471,004)
S&P 500® Fund	2,570,395	8,449,493	—	—	11,019,888
Inverse S&P 500® Strategy Fund	(1,057,030)	(3,203,897)	—	—	(4,260,927)
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	3,029,992	(4,854,663)	—	—	(1,824,671)
Inverse NASDAQ-100® Strategy Fund	429,332	(4,192,889)	—	—	(3,763,557)
Mid-Cap 1.5x Strategy Fund	338,010	(1,584,528)	—	—	(1,246,518)
Inverse Mid-Cap Strategy Fund	(1,894)	(45,075)	—	—	(46,969)
Russell 2000® 1.5x Strategy Fund	128,719	(366,992)	—	—	(238,273)
Russell 2000® Fund	(1,873,212)	(6,401,286)	—	—	(8,274,498)
Inverse Russell 2000® Strategy Fund	(253,463)	(1,589,611)	—	—	(1,843,074)
Dow Jones Industrial Average® Fund	(279,514)	25,921	—	—	(253,593)
Government Long Bond 1.2x Strategy Fund	—	—	13,924,630	—	13,924,630
Inverse Government Long Bond Strategy Fund	—	—	(5,344,875)	—	(5,344,875)
High Yield Strategy Fund	—	—	3,976,983	(2,538,854)	1,438,129
Inverse High Yield Strategy Fund	—	—	(533,698)	995,167	461,469

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Risk	Swaps Equity Risk	Futures Interest Rate Risk	Swaps Credit Risk	Total
Nova Fund	$(2,973,895)	$(2,583,813)	$—	$—	$(5,557,708)
S&P 500® Fund	793,965	(828,327)	—	—	(34,362)
Inverse S&P 500® Strategy Fund	(862,410)	1,957,709	—	—	1,095,299
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	(489,712)	(1,536,335)	—	—	(2,026,047)
Inverse NASDAQ-100® Strategy Fund	(343,318)	615,912	—	—	272,594
Mid-Cap 1.5x Strategy Fund	68,475	(206,604)	—	—	(138,129)
Inverse Mid-Cap Strategy Fund	—	31,158	—	—	31,158
Russell 2000® 1.5x Strategy Fund	80,238	(7,443)	—	—	72,795
Russell 2000® Fund	162,079	250,797	—	—	412,876
Inverse Russell 2000® Strategy Fund	13,457	555,378	—	—	568,835
Dow Jones Industrial Average® Fund	177,355	(400,302)	—	—	(222,947)
Government Long Bond 1.2x Strategy Fund	—	—	5,019,267	—	5,019,267
Inverse Government Long Bond Strategy Fund	—	—	(570,556)	—	(570,556)
High Yield Strategy Fund	—	—	(587,391)	(1,085,704)	(1,673,095)
Inverse High Yield Strategy Fund	—	—	18,663	183,741	202,404

In conjunction with short sales and the use of derivative instruments, the Funds are required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Funds use margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Funds as collateral.

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The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

Note 3 – Offsetting

In the normal course of business, the Funds enter into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Funds to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, are reported separately on the Statements of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Funds in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Funds, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Funds, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

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NOTES TO FINANCIAL STATEMENTS (continued)

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements:

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amount of Assets Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Inverse S&P 500® Strategy Fund	Swap equity contracts	$1,368,951	$—	$1,368,951	$—	$—	$1,368,951
Inverse NASDAQ-100® Strategy Fund	Swap equity contracts	544,555	—	544,555	—	—	544,555
Mid-Cap 1.5x Strategy Fund	Swap equity contracts	170,910	—	170,910	—	—	170,910
Inverse Mid-Cap Strategy Fund	Swap equity contracts	21,114	—	21,114	—	—	21,114
Russell 2000® 1.5x Strategy Fund	Swap equity contracts	122,150	—	122,150	—	—	122,150
Russell 2000® Fund	Swap equity contracts	436,135	—	436,135	—	—	436,135
Inverse Russell 2000® Strategy Fund	Swap equity contracts	444,289	—	444,289	—	—	444,289
High Yield Strategy Fund	Swap credit contracts	96,745	—	96,745	—	—	96,745

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Liabilities[1]	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amount of Liabilities Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Nova Fund	Swap equity contracts	$1,252,324	$—	$1,252,324	$(666,657)	$(585,667)	$—
S&P 500® Fund	Swap equity contracts	639,207	—	639,207	(633,460)	(5,747)	—
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	Swap equity contracts	332,358	—	332,358	(179,458)	—	152,900
Mid-Cap 1.5x Strategy Fund	Swap equity contracts	66,137	—	66,137	(66,137)	—	—
Russell 2000® 1.5x Strategy Fund	Swap equity contracts	19,495	—	19,495	(19,495)	—	—
Russell 2000® Fund	Swap equity contracts	28,407	—	28,407	(28,407)	—	—
Dow Jones Industrial Average® Fund	Swap equity contracts	267,315	—	267,315	(83,026)	—	184,289

[1]	Exchange-traded or centrally-cleared derivatives are excluded from these reported amounts.

178 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The Funds have the right to offset deposits against any related derivative liabilities outstanding with each counterparty with the exception of exchange-traded or centrally-cleared derivatives. The following table presents deposits held by others in connection with derivative investments as of March 31, 2020.

Fund	Counterparty	Asset Type	Cash Pledged	Cash Received
Nova Fund	Barclays Bank plc	Total return swap agreements	$9,773,076	$—
S&P 500® Fund	Barclays Bank plc	Total return swap agreements	320,002	—
	Goldman Sachs International	Futures contracts	1,080,000	—
S&P 500® Fund Total			1,400,002	—
Inverse S&P 500® Strategy Fund	Barclays Bank plc	Total return swap agreements	920,000	—
	Goldman Sachs International	Futures contracts	909,680	—
Inverse S&P 500® Strategy Fund Total			1,829,680	—
Inverse NASDAQ-100® Strategy Fund	Barclays Bank plc	Total return swap agreements	1,910,000	—
Mid-Cap 1.5x Strategy Fund	Barclays Bank plc	Total return swap agreements	181,070	—
	Goldman Sachs International	Futures contracts	225,013	—
Mid-Cap 1.5x Strategy Fund Total			406,083	—
Inverse Mid-Cap Strategy Fund	Goldman Sachs International	Futures contracts	17,000	—
Russell 2000® 1.5x Strategy Fund	Barclays Bank plc	Total return swap agreements	164,734	—
	Goldman Sachs International	Futures contracts	98,222	—
Russell 2000® 1.5x Strategy Fund Total			262,956	—
Russell 2000® Fund	Barclays Bank plc	Total return swap agreements	628,146	—
	Goldman Sachs International	Futures contracts	166,634	—
Russell 2000® Fund Total			794,780	—
Dow Jones Industrial Average® Fund	Barclays Bank plc	Total return swap agreements	1,160,088	337,086
	Goldman Sachs International	Futures contracts	191,307	—
Dow Jones Industrial Average® Fund Total			1,351,395	337,086
Government Long Bond 1.2x Strategy Fund	Goldman Sachs International	Futures contracts	2,497,955	—
Inverse Government Long Bond Strategy Fund	Goldman Sachs International	Futures contracts	347,643	—
High Yield Strategy Fund	Barclays Bank plc	Credit default swap agreements	1,387,007	—
	Goldman Sachs International	Credit default swap agreements	923,798	—
High Yield Strategy Fund Total			2,310,805	—
Inverse High Yield Strategy Fund	Barclays Bank plc	Credit default swap agreements	118,825	—

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

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NOTES TO FINANCIAL STATEMENTS (continued)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

Note 5 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Funds pay GI investment advisory fees calculated at the annualized rates below, based on the average daily net assets of the Funds:

Fund	Management Fees (as a % of Net Assets)
Nova Fund	0.75%
S&P 500® Fund	0.75%
Inverse S&P 500® Strategy Fund	0.90%
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	0.90%
Inverse NASDAQ-100® Strategy Fund	0.90%
Mid-Cap 1.5x Strategy Fund	0.90%
Inverse Mid-Cap Strategy Fund	0.90%
Russell 2000® 1.5x Strategy Fund	0.90%
Russell 2000® Fund	0.75%
Inverse Russell 2000® Strategy Fund	0.90%
Dow Jones Industrial Average® Fund	0.75%
Government Long Bond 1.2x Strategy Fund	0.50%
Inverse Government Long Bond Strategy Fund	0.90%
High Yield Strategy Fund	0.75%
Inverse High Yield Strategy Fund	0.75%
U.S. Government Money Market Fund	0.50%

When the aggregate assets of each series of the Trust (excluding the Long Short Equity Fund, Managed Futures Strategy Fund and Multi-Hedge Strategies Fund) and each series of Rydex Dynamic Funds equal or exceed $10 billion, the advisory fee rate paid by each individual Fund will be reduced in accordance with the asset level and breakpoint schedule set forth below.

Fund Assets Under Management	Fund Asset-Based Breakpoint Reductions
$500 million - $1 billion	0.025%
> $1 billion - $2 billion	0.050%
> $2 billion	0.075%

GI pays operating expenses on behalf of the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, among others, on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Board has adopted a Distribution Plan applicable to A-Class shares and H-Class shares for which GFD and other firms that provide distribution and/or shareholder services (“Service Providers”) may receive compensation. If a Service Provider provides distribution services, the Funds will pay distribution fees to GFD at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 of the 1940 Act. GFD, in turn, will pay the Service Provider out of its fees. GFD may, at its discretion, retain a portion of such payments to compensate itself for distribution services.

The Board has adopted a separate Distribution and Shareholder Services Plan applicable to C-Class shares that allows the Funds to pay annual distribution and service fees of 1.00% of the Funds’ C-Class shares average daily net assets. The annual 0.25% service fee compensates a shareholder’s financial adviser for providing ongoing services to the shareholder. The annual distribution fee of 0.75% reimburses GFD for paying the shareholder’s financial adviser an ongoing sales commission. GFD advances the first year’s service and distribution fees to the financial adviser. GFD retains the service and distribution fees on accounts with no authorized dealer of record.

For the year ended March 31, 2020, GFD retained sales charges of $122,345 relating to sales of A-Class shares of the Trust.

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NOTES TO FINANCIAL STATEMENTS (continued)

If a Fund invests in a fund that is advised by the same adviser or an affiliated adviser, the investing Fund’s adviser has agreed to waive fees at the investing fund level to the extent necessary to offset the proportionate share of any management fee paid by each Fund with respect to its investment in such affiliated fund. Fee waivers will be calculated at the investing Fund level without regard to any expense cap, if any, in effect for the investing Fund. Fees waived under this arrangement are not subject to reimbursement to GI. For the year ended March 31, 2020, the following Funds waived fees related to investments in affiliated funds:

Fund	Amount Waived
Nova Fund	$31,034
Inverse S&P 500® Strategy Fund	12,139
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	18,655
Inverse NASDAQ-100® Strategy Fund	4,613
Mid-Cap 1.5x Strategy Fund	10,857
Inverse Mid-Cap Strategy Fund	609
Russell 2000® 1.5x Strategy Fund	5,939
Inverse Russell 2000® Strategy Fund	2,538
Dow Jones Industrial Average® Fund	6,814
Government Long Bond 1.2x Strategy Fund	26,231
Inverse Government Long Bond Strategy Fund	12,351
High Yield Strategy Fund	15,558
Inverse High Yield Strategy Fund	812

GI has contractually agreed through August 1, 2021, to reduce fees and/or reimburse expenses for the Monthly Rebalance NASDAQ-100® 2x Strategy Fund to the extent necessary to keep net operating expenses for A-Class, C-Class and H-Class shares (including Rule 12b-1 fees if any) (excluding brokerage, dividends on securities sold short, acquired fund fees and expenses, interest, taxes, litigation, indemnification, and extraordinary expenses) from exceeding 1.35%, 2.10% and 1.35% of the Fund’s A-Class, C-Class and H-Class shares average daily net assets, respectively. The Total Annual Fund Operating Expenses After Fee Waiver and /or Expense Reimbursement includes Excluded Expenses and, thus, from time to time may be higher than 1.35%, 2.10% and 1.35%, respectively. This agreement may be terminated only with the approval of the Fund’s Board.

GI and its affiliates have voluntarily agreed to waive their fees, including but not limited to accounting, shareholder investor services and investment advisory fees, in an attempt to maintain a positive net yield for the U.S. Government Money Market Fund. GI or its affiliates may terminate this voluntary waiver at any time upon notice to the Fund. When shareholder investor services fees are waived, dealer compensation will be reduced to the extent of such waiver.

Certain trustees and officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI or GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Funds’ administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS maintains the books and records of the Funds’ securities and cash. U.S. Bank, N.A. (“U.S. Bank”) acts as the Funds’ custodian. As custodian, U.S. Bank is responsible for the custody of the Funds’ assets. For providing the aforementioned services, MUIS and U.S. Bank are entitled to receive a monthly fee equal to an annual percentage of each Fund’s average daily net assets and out of pocket expenses.

Note 6 – Repurchase Agreements

The Funds transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. government agencies. The joint account includes other Funds in the Guggenheim complex not covered in this report. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

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NOTES TO FINANCIAL STATEMENTS (continued)

At March 31, 2020, the repurchase agreements in the joint account were as follows:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
J.P. Morgan Securities LLC			U.S. Treasury Note
0.01%			2.00%
Due 04/01/20	$129,371,353	$129,371,389	11/30/22	$125,405,900	$131,958,818

BofA Securities, Inc.			U.S. Treasury Note
0.00%			2.13%
Due 04/01/20	49,758,213	49,758,213	08/15/21	49,322,100	50,753,381

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

Note 7 – Portfolio Securities Loaned

The Funds may lend their securities to approved brokers to earn additional income. Security lending income shown on the Statements of Operations is shown net of rebates paid to the borrowers and earnings on cash collateral investments shared with the lending agent. Within this arrangement, the Funds act as the lender, U.S. Bank acts as the lending agent, and other approved registered broker dealers act as the borrowers. The Funds receive cash collateral, valued at 102% of the value of the securities on loan. Under the terms of the Funds’ securities lending agreement with U.S. Bank, cash collateral and proceeds are invested in the First American Government Obligations Fund — Class Z. The Funds bear the risk of loss on cash collateral investments. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Funds the next business day. Although the collateral mitigates the risk, the Funds could experience a delay in recovering their securities and a possible loss of income or value if the borrower fails to return the securities. The Funds have the right under the securities lending agreement to recover the securities from the borrower on demand. Securities lending transactions are accounted for as secured borrowings. The remaining contractual maturity of the securities lending agreement is overnight and continuous.

At March 31, 2020, the Funds participated in securities lending transactions, which are subject to enforceable netting arrangements, as follows:

	Gross Amounts Not Offset in the Statements of Assets and Liabilities			Securities Lending Collateral
Fund	Value of Securities Loaned	Collateral Received(a)	Net Amount	Cash Collateral Invested	Cash Collateral Uninvested	Total Collateral
Nova Fund	$78	$(78)	$—	$80	$—	$80
S&P 500® Fund	39,302	(39,302)	—	41,327	—	41,327
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	5,275	(5,275)	—	5,275	—	5,275
Mid-Cap 1.5x Strategy Fund	623	(623)	—	642	—	642

(a)	Actual collateral received by the Fund is generally greater than the amount shown due to overcollateralization.

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers to evaluate potential risks.

182 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Note 8 – Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. The Funds’ U.S. federal income tax returns are subject to examination by the Internal Revenue Service (“IRS”) for a period of three years after they are filed.

The tax character of distributions paid during the year ended March 31, 2020 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
S&P 500® Fund	$1,631,612	$—	$1,631,612
Inverse S&P 500® Strategy Fund	484,544	—	484,544
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	208,541	—	208,541
Inverse NASDAQ-100® Strategy Fund	119,715	—	119,715
Mid-Cap 1.5x Strategy Fund	223,749	—	223,749
Inverse Mid-Cap Strategy Fund	5,588	—	5,588
Russell 2000® Fund	120,988	444,717	565,705
Inverse Russell 2000® Strategy Fund	52,740	—	52,740
Dow Jones Industrial Average® Fund	1,150,570	—	1,150,570
Government Long Bond 1.2x Strategy Fund	2,384,007	1,920,775	4,304,782
High Yield Strategy Fund	3,884,275	—	3,884,275
U.S. Government Money Market Fund	4,103,774	—	4,103,774

The tax character of distributions paid during the year ended March 31, 2019 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
S&P 500® Fund	$3,088,202	$7,313	$3,095,515
Mid-Cap 1.5x Strategy Fund	752,297	—	752,297
Dow Jones Industrial Average® Fund	591,239	—	591,239
Government Long Bond 1.2x Strategy Fund	2,272,131	—	2,272,131
High Yield Strategy Fund	6,367,632	—	6,367,632
U.S. Government Money Market Fund	5,349,868	—	5,349,868

Note: For U.S. federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

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NOTES TO FINANCIAL STATEMENTS (continued)

The tax components of distributable earnings/(loss) as of March 31, 2020 were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Total
Nova Fund	$1,913,003	$—	$(5,571,323)	$(32,724,511)	$(36,382,831)
S&P 500® Fund	11,038,973	10,400,477	(11,209,272)	—	10,230,178
Inverse S&P 500® Strategy Fund	300,608	—	1,096,149	(210,515,413)	(209,118,656)
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	—	—	(20,753,350)	(42,714,941)	(63,468,291)
Inverse NASDAQ-100® Strategy Fund	23,879	—	494,366	(37,530,476)	(37,012,231)
Mid-Cap 1.5x Strategy Fund	89,713	—	(132,027)	(8,023,914)	(8,066,228)
Inverse Mid-Cap Strategy Fund	5,436	—	16,069	(4,893,468)	(4,871,963)
Russell 2000® 1.5x Strategy Fund	25,704	—	103,541	(58,086)	71,159
Russell 2000® Fund	—	—	400,025	(8,188,373)	(7,788,348)
Inverse Russell 2000® Strategy Fund	6,140	—	411,278	(27,972,790)	(27,555,372)
Dow Jones Industrial Average® Fund	—	—	(1,381,032)	—	(1,381,032)
Government Long Bond 1.2x Strategy Fund	15,695,359	—	7,772,702	—	23,468,061
Inverse Government Long Bond Strategy Fund	122,836	—	(3,783,373)	(265,202,676)	(268,863,213)
High Yield Strategy Fund	—	—	(533,459)	(10,166,556)	(10,700,015)
Inverse High Yield Strategy Fund	—	—	75,172	(9,378,372)	(9,303,200)
U.S. Government Money Market Fund	146,241	4,651	—	—	150,892

For U.S. federal income tax purposes, capital loss carryforwards represent realized losses of the Funds that may be carried forward and applied against future capital gains. Under the RIC Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital loss carryforwards will retain their character as either short-term or long-term capital losses. As of March 31, 2020, capital loss carryforwards for the Funds were as follows:

	Unlimited
Fund	Short-Term	Long-Term	Total Capital Loss Carryforward
Nova Fund	$(14,170,429)	$(18,554,082)	$(32,724,511)
Inverse S&P 500® Strategy Fund	(185,483,364)	(25,032,049)	(210,515,413)
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	(39,599,124)	(3,078,441)	(42,677,565)
Inverse NASDAQ-100® Strategy Fund	(34,785,456)	(2,745,020)	(37,530,476)
Mid-Cap 1.5x Strategy Fund	(6,801,505)	(1,222,409)	(8,023,914)
Inverse Mid-Cap Strategy Fund	(4,159,892)	(733,576)	(4,893,468)
Russell 2000® 1.5x Strategy Fund	(58,086)	—	(58,086)
Inverse Russell 2000® Strategy Fund	(22,113,103)	(5,859,687)	(27,972,790)
Inverse Government Long Bond Strategy Fund	(214,805,942)	(50,396,734)	(265,202,676)
High Yield Strategy Fund	(8,766,669)	—	(8,766,669)
Inverse High Yield Strategy Fund	(7,213,340)	(2,084,410)	(9,297,750)

For the year ended March 31, 2020, the following capital loss carryforward amounts were utilized:

Fund	Utilized
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	$11,284,676
Mid-Cap 1.5x Strategy Fund	3,039,632
Inverse High Yield Strategy Fund	621,103

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to investments in real estate investment trusts, investments in swaps, losses deferred due to wash sales, distributions in connection with redemption of fund shares, distribution reclasses, return of capital distributions received, and the disposition of certain Passive Foreign Investment Companies (PFICs). Additional differences may result from the tax treatment of net

184 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

operating losses, bond premium/discount amortization, certain corporate actions, and the “mark-to-market” of certain derivatives. To the extent these differences are permanent and would require a reclassification between Paid in Capital and Total Distributable Earnings (Loss), such reclassifications are made in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

The following adjustments were made on the Statements of Assets and Liabilities as of March 31, 2020 for permanent book/tax differences:

Fund	Paid In Capital	Total Distributable Earnings/(Loss)
Nova Fund	$(13)	$13
S&P 500® Fund	13,658,389	(13,658,389)
Russell 2000® 1.5x Strategy Fund	72	(72)
Russell 2000® Fund	448,600	(448,600)
Dow Jones Industrial Average® Fund	5,637,292	(5,637,292)
Government Long Bond 1.2x Strategy Fund	34,011,172	(34,011,172)
High Yield Strategy Fund	517,390	(517,390)
Inverse High Yield Strategy Fund	(67,535)	67,535

At March 31, 2020, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Nova Fund	$43,380,823	$—	$(5,571,323)	$(5,571,323)
S&P 500® Fund	125,812,150	—	(11,209,272)	(11,209,272)
Inverse S&P 500® Strategy Fund	94,151,590	1,929,670	(833,521)	1,096,149
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	44,206,097	—	(20,753,350)	(20,753,350)
Inverse NASDAQ-100® Strategy Fund	50,642,571	770,221	(275,855)	494,366
Mid-Cap 1.5x Strategy Fund	5,188,475	176,600	(308,627)	(132,027)
Inverse Mid-Cap Strategy Fund	960,326	21,114	(5,045)	16,069
Russell 2000® 1.5x Strategy Fund	3,280,435	131,540	(27,999)	103,541
Russell 2000® Fund	15,727,497	455,824	(55,799)	400,025
Inverse Russell 2000® Strategy Fund	19,116,374	451,850	(40,572)	411,278
Dow Jones Industrial Average® Fund	24,495,038	361,103	(1,742,135)	(1,381,032)
Government Long Bond 1.2x Strategy Fund	108,570,109	8,471,076	(698,374)	7,772,702
Inverse Government Long Bond Strategy Fund	31,795,005	—	(3,783,373)	(3,783,373)
High Yield Strategy Fund	21,619,329	262,298	(795,757)	(533,459)
Inverse High Yield Strategy Fund	6,098,069	185,051	(109,879)	75,172
U.S. Government Money Market Fund	353,542,017	—	—	—

Pursuant to U.S. federal income tax regulations applicable to regulated investment companies, the Funds have elected to treat net capital losses and certain ordinary losses realized between November 1 and March 31 of each year as occurring on the first day of the following tax year. The Funds have also elected to treat certain ordinary losses realized between January 1 and March 31 of each year as occurring on the first day of the following tax year. For the year ended March 31, 2020, the following losses reflected in the accompanying financial statements were deferred for U.S. federal income tax purposes until April 1, 2020:

Fund	Ordinary	Capital
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	$(37,376)	$—
Russell 2000® Fund	(21,541)	(8,166,832)
High Yield Strategy Fund	(1,399,887)	—
Inverse High Yield Strategy Fund	(80,622)	—

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NOTES TO FINANCIAL STATEMENTS (continued)

Note 9 – Securities Transactions

For the year ended March 31, 2020, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales
Nova Fund	$1,662,994,076	$1,885,292,345
S&P 500® Fund	299,637,010	333,811,580
Inverse S&P 500® Strategy Fund	—	1,250,000
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	1,257,547,340	1,333,112,420
Inverse NASDAQ-100® Strategy Fund	1,300,000	2,150,000
Mid-Cap 1.5x Strategy Fund	195,272,060	207,443,978
Inverse Mid-Cap Strategy Fund	—	394,981
Russell 2000® 1.5x Strategy Fund	4,290,538	9,501,828
Russell 2000® Fund	3,321,683	25,755,383
Inverse Russell 2000® Strategy Fund	140,000	800,000
Dow Jones Industrial Average® Fund	57,428,106	93,020,872
Government Long Bond 1.2x Strategy Fund	14,300,000	12,620,000
High Yield Strategy Fund	—	17,980,000
Inverse High Yield Strategy Fund	3,630,016	2,370,000
U.S. Government Money Market Fund	—	—

For the year ended March 31, 2020, the cost of purchases and proceeds from sales of government securities were as follows:

Fund	Purchases	Sales
Government Long Bond 1.2x Strategy Fund	$1,533,284,266	$1,592,989,297
Inverse Government Long Bond Strategy Fund	420,895,750	398,733,609

The Funds are permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the year ended March 31, 2020, the Funds engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

Fund	Purchases	Sales	Realized Gain (Loss)
Nova Fund	$209,284,169	$262,463,515	$(2,360,106)
S&P 500® Fund	139,145,863	127,662,807	7,243,655
Inverse S&P 500® Strategy Fund	4,999,125	—	—
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	142,006,043	150,509,963	(10,682,596)
Inverse NASDAQ-100® Strategy Fund	1,999,650	—	—
Mid-Cap 1.5x Strategy Fund	965,492	2,116,448	34,360
Russell 2000® 1.5x Strategy Fund	—	645,308	169,995
Russell 2000® Fund	1,350,975	9,622,158	(133,186)
Dow Jones Industrial Average® Fund	15,614,635	20,824,186	(97,594)
Inverse Government Long Bond Strategy Fund	2,999,475	5,004,533	(825)
High Yield Strategy Fund	—	3,403,083	(561)
U.S. Government Money Market Fund	11,009,973	29,994,751	(5,194)

186 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Note 10 – Line of Credit

The Trust, along with other affiliated trusts, secured an uncommitted $75,000,000 line of credit from U.S. Bank, N.A., which expires June 8, 2020. On March 30, 2020, the Board approved increasing the line of credit from $75,000,000 to $150,000,000. This line of credit is reserved for emergency or temporary purposes. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly, averaging 3.02% for the year ended March 31, 2020. The Funds did not have any borrowings outstanding under this agreement at March 31, 2020.

The average daily balances borrowed for the year ended March 31, 2020, were as follows:

Fund	Average Daily Balance
Nova Fund	$53,781
Inverse S&P 500® Strategy Fund	134
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	108,984
Inverse NASDAQ-100® Strategy Fund	1,557
Russell 2000® 1.5x Strategy Fund	2,967
Russell 2000® Fund	4,844
Government Long Bond 1.2x Strategy Fund	1,541
Inverse Government Long Bond Strategy Fund	5,809
High Yield Strategy Fund	70,869

Note 11 – Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the “2017 ASU”) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The 2017 ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity.

As of April 1, 2019, the Funds have fully adopted the provisions of the 2017 ASU which were applied on a modified retrospective basis, as prescribed. The adoption did not result in a cumulative-effect adjustment as of the beginning of the period and had no impact on total distributable earnings, net assets, the current period results from operations, or any prior period information presented in the financial statements.

Note 12 – Legal Proceedings

Tribune Company

Rydex Series Funds has been named as a defendant and a putative member of the proposed defendant class of shareholders in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (formerly Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons, Adv. Pro. No. 10-54010 (Bankr. D. Del.)) (the “FitzSimons action”), as a result of ownership by certain series of the Rydex Series Funds of shares in the Tribune Company (“Tribune”) in 2007, when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In his complaint, the plaintiff has alleged that, in connection with the LBO, Tribune insiders and shareholders were overpaid for their Tribune stock using financing that the insiders knew would, and ultimately did, leave Tribune insolvent. The plaintiff has asserted claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO. The plaintiff is also attempting to obtain from former Tribune shareholders, including the Rydex Series Funds, the proceeds they received in connection with the LBO.

In June 2011, a group of Tribune creditors filed multiple actions against former Tribune shareholders involving state law constructive fraudulent conveyance claims arising out of the 2007 LBO (the “SLCFC actions”). Rydex Series Funds has been named as a defendant in one or more of these suits. In those actions, the creditors seek to recover from Tribune’s former shareholders the proceeds received in connection with the 2007 LBO.

The FitzSimons action and the SLCFC actions have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding captioned In re Tribune Company Fraudulent Conveyance Litig., No. 11-md-2296 (S.D.N.Y.) (the “MDL Proceeding”).

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NOTES TO FINANCIAL STATEMENTS (continued)

On September 23, 2013, the District Court granted the defendants’ omnibus motion to dismiss the SLCFC actions, on the basis that the creditors lacked standing. On September 30, 2013, the creditors filed a notice of appeal of the September 23 order. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order.

On March 29, 2016, the U.S. Court of Appeals for the Second Circuit issued its opinion on the appeal of the SLCFC actions. The appeals court affirmed the district court’s dismissal of those lawsuits, but on different grounds than the district court. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code, their claims were preempted by Section 546(e) of the Bankruptcy Code—the statutory safe harbor for settlement payments.

On April 12, 2016, the Plaintiffs in the SLCFC actions filed a petition seeking rehearing en banc before the appeals court. On July 22, 2016, the appeals court denied the petition. On September 9, 2016, the plaintiffs filed a petition for writ of certiorari in the U.S. Supreme Court challenging the Second Circuit’s decision that the safe harbor of Section 546(e) applied to their claims. The shareholder defendants, including the Funds, filed a joint brief in opposition to the petition for certiorari on October 24, 2016. On April 3, 2018, Justice Kennedy and Justice Thomas issued a “Statement” related to the petition for certiorari suggesting that the Second Circuit and/or District Court may want to take steps to reexamine the application of the Section 546(e) safe harbor to the previously dismissed state law constructive fraudulent transfer claims based on the Supreme Court’s decision in Merit Management Group LP v. FTI Consulting, Inc. On April 10, 2018, Plaintiffs filed in the Second Circuit a motion for that court to recall its mandate, vacate its prior decision, and remand to the district court for further proceedings consistent with Merit Management. On April 20, 2018, the shareholder defendants filed an opposition to Plaintiffs’ motion to recall the mandate. On May 15, 2018, the Second Circuit issued an order recalling the mandate “in anticipation of further panel review.” On December 19, 2019, the Second Circuit issued an amended opinion that again affirmed the district court’s ruling on the basis that plaintiffs’ claims were preempted by Section 546(e) of the Bankruptcy Code. Plaintiffs filed a motion for rehearing and rehearing en banc on January 2, 2020. The Second Circuit denied the petition on February 6, 2020.

On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. On January 6, 2017, the United States District Court for the Southern District of New York granted the shareholder defendants’ motion to dismiss the intentional fraudulent conveyance claim in the FitzSimons action. In dismissing the intentional fraudulent conveyance claim, the Court denied the plaintiff’s request to amend the complaint. The plaintiff requested that the Court direct entry of a final judgment in order to make the order immediately appealable. On February 23, 2017, the Court issued an order stating that it intended to permit an interlocutory appeal of the dismissal order, but would wait to do so until it has resolved outstanding motions to dismiss filed by other defendants.

On July 18, 2017, the plaintiff submitted a letter to the District Court seeking leave to amend its complaint to add a constructive fraudulent transfer claim. The shareholder defendants opposed that request. On August 24, 2017, the Court denied the plaintiff’s request without prejudice to renewal of the request in the event of an intervening change in the law. On March 8, 2018, the plaintiff renewed his request for leave to file a motion to amend the complaint to assert a constructive fraudulent transfer claim based on the Supreme Court’s ruling in Merit Management Group LP v. FTI Consulting, Inc. The shareholder defendants opposed that request. On June 18, 2018 the District Court ordered that the request would be stayed pending further action by the Second Circuit in the SLCFC actions.

On December 18, 2018, plaintiff filed a letter with the District Court requesting that the stay be dissolved in order to permit briefing on the motion to amend the complaint and indicating plaintiff’s intention to file another motion to amend the complaint to reinstate claims for intentional fraudulent transfer. The shareholder defendants opposed that request. On January 14, 2019, the court held a case management conference, during which the court stated that it would not lift the stay prior to further action from the Second Circuit in the SLCFC actions. The court further stated that it would allow the plaintiff to file a motion to amend to try to reinstate its intentional fraudulent transfer claim. On January 23, 2019, the court ordered the parties still facing pending claims to participate in a mediation, to commence on January 28, 2019. The mediation did not result in a settlement of the claims against the shareholder defendants.

On April 4, 2019, plaintiff filed a motion to amend the Fifth Amended Complaint to assert a federal constructive fraudulent transfer claim against certain shareholder defendants. On April 10, 2019, the shareholder defendants filed a brief in opposition to plaintiff’s motion to amend. On April 12, 2019, the plaintiff filed a reply brief. On April 23, 2019, the court denied the plaintiff’s motion to amend. On June 13, 2019, the court entered judgment pursuant to Rule 54(b). On July 12, 2019, the Plaintiff filed a notice of appeal with respect to the dismissal of his claims and the District Court’s denial of his motion for leave to amend. Plaintiff filed an appellate brief on January 7, 2020. The shareholder defendants’ brief was filed on April 27, 2020.

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NOTES TO FINANCIAL STATEMENTS (concluded)

None of these lawsuits alleges any wrongdoing on the part of Rydex Series Funds. The following series of Rydex Series Funds held shares of Tribune and tendered these shares as part of Tribune’s LBO: Nova Fund, S&P 500® Pure Value Fund, Multi-Cap Core Equity Fund, S&P 500® Fund, Multi-Hedge Strategies Fund and Hedged Equity Fund (the “Funds”). The value of the proceeds received by the foregoing Funds was $28,220, $109,242, $9,860, $3,400, $1,181,160, and $10,880, respectively. At this stage of the proceedings, Rydex Series Funds is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

Note 13 – COVID-19 and Recent Developments

The global ongoing crisis caused by the outbreak of COVID-19 is causing materially reduced consumer demand and economic output, disrupting supply chains, resulting in market closures, travel restrictions and quarantines, and adversely impacting local and global economies. Investors should be aware that in light of the current uncertainty, volatility and distress in economies, financial markets, and labor and health conditions all over the world, the Funds’ investments and a shareholder’s investment in a Fund are subject to sudden and substantial losses, increased volatility and other adverse events. Firms through which investors invest with the Funds, the Funds, their service providers, the markets in which they invest and market intermediaries are also impacted by quarantines and similar measures intended to contain the ongoing pandemic, which can obstruct their functioning and subject them to heightened operational risks.

Note 14 – Subsequent Events

Share Splits

On May 18, 2020, the Board approved reverse share splits as follows:

Fund	Effective Date	Split Type
Inverse Mid-Cap Strategy Fund	August 14, 2020	One-for-five Reverse Split
Inverse Russell 2000® Strategy Fund	August 14, 2020	One-for-five Reverse Split
Inverse Government Long Bond Strategy Fund	August 14, 2020	One-for-five Reverse Split
High Yield Strategy Fund	August 14, 2020	One-for-five Reverse Split

The Funds evaluated subsequent events through the date the financial statements were available for issue and determined there were no material events other than the one disclosed above, that would require adjustment to or disclosure in the Funds’ financial statements.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Nova Fund, S&P 500® Fund, Inverse S&P 500® Strategy Fund, Monthly Rebalance NASDAQ-100® 2x Strategy Fund, Inverse NASDAQ-100® Strategy Fund, Mid-Cap 1.5x Strategy Fund, Inverse Mid-Cap Strategy Fund, Russell 2000® 1.5x Strategy Fund, Russell 2000® Fund, Inverse Russell 2000® Strategy Fund, Dow Jones Industrial Average® Fund, Government Long Bond 1.2x Strategy Fund, Inverse Government Long Bond Strategy Fund, High Yield Strategy Fund, Inverse High Yield Strategy Fund and U.S. Government Money Market Fund and the Board of Trustees of Rydex Series Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Nova Fund, S&P 500® Fund, Inverse S&P 500® Strategy Fund, Monthly Rebalance NASDAQ-100® 2x Strategy Fund, Inverse NASDAQ-100® Strategy Fund, Mid-Cap 1.5x Strategy Fund, Inverse Mid-Cap Strategy Fund, Russell 2000® 1.5x Strategy Fund, Russell 2000® Fund, Inverse Russell 2000® Strategy Fund, Dow Jones Industrial Average® Fund, Government Long Bond 1.2x Strategy Fund, Inverse Government Long Bond Strategy Fund, High Yield Strategy Fund, Inverse High Yield Strategy Fund and U.S. Government Money Market Fund (collectively referred to as the “Funds”), (sixteen of the funds constituting Rydex Series Funds (the “Trust”)), including the schedules of investments, as of March 31, 2020, and the related statements of operations and changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (sixteen of the funds constituting Rydex Series Funds) at March 31, 2020, and the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Individual Fund constituting the Rydex Series Funds	Statement of operations	Statements of changes in net assets	Financial highlights

Nova Fund

S&P 500® Fund

Inverse S&P 500® Strategy Fund

Inverse NASDAQ-100® Strategy Fund

Mid-Cap 1.5x Strategy Fund

Inverse Mid-Cap Strategy Fund

Russell 2000® 1.5x Strategy Fund

Russell 2000® Fund

Inverse Russell 2000® Strategy Fund

Government Long Bond 1.2x Strategy Fund

Inverse Government Long Bond Strategy Fund

High Yield Strategy Fund

Inverse High Yield Strategy Fund

U.S. Government Money Market Fund

Monthly Rebalance NASDAQ-100® 2x Strategy Fund

	For the year ended March 31, 2020	For each of the two years in the period ended March 31, 2020	For each of the five years in the period ended March 31, 2020
Dow Jones Industrial Average® Fund	For the year ended March 31, 2020	For each of the two years in the period ended March 31, 2020	For each of the four years in the period ended March 31, 2020 and the period from December 1, 2015 (commencement of operations) through March 31, 2016

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (concluded)

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2020, by correspondence with the custodian, transfer agent, and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Guggenheim investment companies since 1979.

Tysons, Virginia
May 28, 2020

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OTHER INFORMATION (Unaudited)

Federal Income Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

In January 2021, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2020.

The Funds’ investment income (dividend income plus short-term capital gains, if any) qualifies as follows:

Of the taxable ordinary income distributions paid during the fiscal year ending March 31, 2020, the following funds had the corresponding percentages qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief and Reconciliation Act of 2003 or for the dividends received deduction for corporations. See the qualified dividend income and dividend received deduction columns, respectively, in the table below.

Additionally, of the taxable ordinary income distributions paid during the fiscal year ended March 31, 2020, the following funds had the corresponding percentages qualify as interest related dividends and qualified short-term capital gains as permitted by IRC Section 871(k)(1) and IRC Section 871(k)(2), respectively. See qualified interest income and qualified short-term capital gain columns, respectively, in the table below.

Fund	Qualified Dividend Income	Dividend Received Deduction	Qualified Interest Income	Qualified Short-Term Capital Gain
S&P 500® Fund	24.87%	19.63%	3.02%	100.00%
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	100.00%	66.30%	62.99%	0.00%
Mid-Cap 1.5x Strategy Fund	86.40%	3.37%	0.00%	0.00%
Russell 2000® Fund	79.83%	74.20%	0.00%	100.00%
Dow Jones Industrial Average® Fund	26.54%	21.05%	0.00%	100.00%
Government Long Bond 1.2x Strategy Fund	0.00%	0.00%	87.00%	100.00%
High Yield Strategy Fund	0.00%	0.00%	40.50%	0.00%
U.S. Government Money Market Fund	0.00%	0.00%	99.38%	0.00%

With respect to the taxable year ended March 31, 2020, the Funds hereby designate as capital gain dividends the amounts listed below, or, if subsequently determined to be different, the net capital gain of such year:

Fund	From long-term capital gain:	From long-term capital gain, using proceeds from shareholder redemptions:
S&P 500® Fund	$—	$13,658,296
Russell 2000® Fund	444,717	448,601
Dow Jones Industrial Average® Fund	—	4,659,114
Government Long Bond 1.2x Strategy Fund	1,920,775	11,284,291

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Funds’ voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

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OTHER INFORMATION (Unaudited)(concluded)

Sector Classification

Information in the Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Funds’ Forms N-PORT and N-Q are available on the SEC’s website at https://www.sec.gov. The Funds’ Forms N-PORT and N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee	Since 2019	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	157	Current: Purpose Investments Funds (2013-present). Former: Managed Duration Investment Grade Municipal Fund (2006-2016).
Angela Brock-Kyle (1959)	Trustee	Since 2016	Current: Founder and Chief Executive Officer, B.O.A.R.D.S. (2013-present). Former: Senior Leader, TIAA (1987-2012).	156	Current: Hunt Companies, Inc. (2019-present). Former: Infinity Property & Casualty Corp. (2014-2018).
Donald A. Chubb, Jr. (1946)	Trustee and Chair of the Valuation Oversight Committee	Since 2019	Current: Retired Former: Business broker and manager of commercial real estate, Griffith & Blair, Inc. (1997-2017).	156	Former: Midland Care, Inc. (2011-2016).
Jerry B. Farley (1946)	Trustee	Since 2019	Current: President, Washburn University (1997-present).	156	Current: CoreFirst Bank & Trust (2000-present). Former: Westar Energy, Inc. (2004-2018).
Roman Friedrich III (1946)	Trustee and Chair of the Contracts Review Committee	Since 2019	Current: Founder and Managing Partner, Roman Friedrich & Company (1998-present).	156	Former: Zincore Metals, Inc. (2009-2019).
Thomas F. Lydon, Jr. (1960)	Trustee and Vice Chair of the Contracts Review Committee	Since 2005 (Trustee) Since 2019 (Vice Chair of the Contracts Review Committee)	Current: President, Global Trends Investments (1996-present); Co-Chief Executive Officer, ETF Flows, LLC (2019-present); Chief Executive Officer, Lydon Media (2016-present).	156	Current: US Global Investors (GROW) (1995-present). Former: Harvest Volatility Edge Trust (3) (2017-2019).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - concluded
Ronald A. Nyberg (1953)	Trustee and Chair of the Nominating and Governance Committee	Since 2019	Current: Partner, Momkus LLC (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	157

Current: PPM Funds (9) (2018-present); Edward-Elmhurst Healthcare System (2012-present).

Former: Western Asset Inflation-Linked Opportunities & Income Fund (2004-April 2020); Western Asset Inflation-Linked Income Fund (2003-April 2020); Managed Duration Investment Grade Municipal Fund (2003-2016).

Sandra G. Sponem (1958)	Trustee and Chair of the Audit Committee	Since 2016 (Trustee) Since 2019 (Chair of the Audit Committee)	Current: Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson-Companies, Inc. (2007-2017).	156	Current: SPDR Series Trust (78) (2018-present); SPDR Index Shares Funds (31) (2018-present); SSGA Active Trust (12) (2018-present); and SSGA Master Trust (1) (2018-present).
Ronald E. Toupin, Jr. (1958)	Trustee, Chair of the Board and Chair of the Executive Committee	Since 2019

Current: Portfolio Consultant (2010-present); Member, Governing Council, Independent Directors Council (2013-present); Governor, Board of Governors, Investment Company Institute (2018-present).

Former: Member, Executive Committee, Independent Directors Council (2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).

				156

Former: Western Asset Inflation-Linked Opportunities & Income Fund (2004-April 2020); Western Asset Inflation-Linked Income Fund (2003-April 2020); Managed Duration Investment Grade Municipal Fund (2003-2016).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INTERESTED TRUSTEE:
Amy J. Lee**** (1961)	Trustee, Vice President and Chief Legal Officer	Since 2018 (Trustee) Since 2019 (Vice President and Chief Legal Officer)	Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and Chief Executive Officer, certain other funds in the Fund Complex (2017-2019); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	156	None.

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his or her successor is elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation.
***

Each Trustee also serves on the boards of trustees of Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Fiduciary/Claymore Energy Infrastructure Fund, Guggenheim Taxable Municipal Managed Duration Trust, Guggenheim Strategic Opportunities Fund, Guggenheim Enhanced Equity Income Fund, Guggenheim Energy & Income Fund, Guggenheim Credit Allocation Fund, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Funds and Transparent Value Trust. Messrs. Barnes and Nyberg also serve on the board of trustees of Advent Convertible & Income Fund.

****	This Trustee is deemed to be an “interested person” of the Funds under the 1940 Act by reason of her position with the Funds’ Investment Manager and/or the parent of the Investment Manager.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS
Brian E. Binder (1972)	President and Chief Executive Officer	Since 2019

Current: President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President, Chief Executive Officer and Chairman of the Board of Managers, Guggenheim Funds Investment Advisors, LLC (2018-present); President and Chief Executive Officer, Security Investors, LLC (2018-present); Board Member of Guggenheim Partners Fund Management (Europe) Limited (2018-present); Senior Managing Director and Chief Administrative Officer, Guggenheim Investments (2018-present).

Former: Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

James M. Howley (1972)	Assistant Treasurer	Since 2016

Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Mark E. Mathiasen (1978)	Secretary	Since 2017	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2018	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2012-present).
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present). Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).

Margaux Misantone (1978)	AML Officer	Since 2017

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-2018).

William Rehder (1967)	Assistant Vice President	Since 2018	Current: Managing Director, Guggenheim Investments (2002-present).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - concluded
Kimberly J. Scott (1974)	Assistant Treasurer	Since 2016

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2019

Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

John L. Sullivan (1955)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2016

Current: Chief Financial Officer, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and Chief Compliance Officer, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); Chief Financial Officer and Treasurer, Van Kampen Funds (1996-2004).

Jon Szafran (1989)	Assistant Treasurer	Since 2017

Current: Vice President, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014–2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York 10017 is the data controller for your information. The affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(concluded)

How We Protect Privacy Online

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THE RYDEX FUNDS ANNUAL REPORT | 201

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3.31.2020

Rydex Funds Annual Report

Domestic Equity Funds
S&P 500® Pure Growth Fund
S&P 500® Pure Value Fund
S&P MidCap 400® Pure Growth Fund
S&P MidCap 400® Pure Value Fund
S&P SmallCap 600® Pure Growth Fund
S&P SmallCap 600® Pure Value Fund

International Equity Funds
Europe 1.25x Strategy Fund
Japan 2x Strategy Fund
Specialty Funds
Strengthening Dollar 2x Strategy Fund
Weakening Dollar 2x Strategy Fund

Beginning on January 1, 2021, paper copies of the Funds’ annual and semi-annual shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from a fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from a fund electronically by calling 800.820.0888, going to GuggenheimInvestments.com/myaccount, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a fund directly, you can inform the Fund that you wish to receive paper copies of reports by calling 800.820.0888. If you hold shares of a fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper will apply to all Guggenheim Funds in which you are invested and may apply to all funds held with your financial intermediary.

GuggenheimInvestments.com	RTB2-ANN-0320x0321

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	4
A BRIEF NOTE ON THE COMPOUNDING OF RETURNS	6
ABOUT SHAREHOLDERS’ FUND EXPENSES	7
S&P 500® PURE GROWTH FUND	10
S&P 500® PURE VALUE FUND	18
S&P MIDCAP 400® PURE GROWTH FUND	26
S&P MIDCAP 400® PURE VALUE FUND	34
S&P SMALLCAP 600® PURE GROWTH FUND	42
S&P SMALLCAP 600® PURE VALUE FUND	51
EUROPE 1.25x STRATEGY FUND	60
JAPAN 2x STRATEGY FUND	69
STRENGTHENING DOLLAR 2x STRATEGY FUND	77
WEAKENING DOLLAR 2x STRATEGY FUND	85
NOTES TO FINANCIAL STATEMENTS	93
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	109
OTHER INFORMATION	110
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	112
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	117

THE RYDEX FUNDS ANNUAL REPORT | 1

March 31, 2020

Dear Shareholder:

The fiscal year ended March 31, 2020, concluded on a somber note. Even though markets performed well for most of the period, the emergence of a novel and highly contagious form of coronavirus in the last weeks of the period adversely impacted global commercial activity and contributed to significant volatility in certain markets, unseen since the great recession of 2008.

As it spread beyond Asia to virtually every country in the world, many governments and businesses instituted quarantines and closures, which has resulted in significant disruption in manufacturing, supply chains, consumer demand and economic activity. The U.S. Federal Reserve responded quickly to provide liquidity in order to ensure that the U.S. markets continued to function efficiently. The fiscal policy included a spending bill worth over $2 trillion to assist consumers, states, small businesses and certain industries. While these actions helped stabilize the market, volatile conditions continued into April.

As discussed in this annual shareholder report, these events have affected performance of many of our funds (the “Fund” or “Funds”). We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Performance Report and Fund Profile for each Fund.

Security Investors, LLC (the “Investment Adviser”), the Investment Adviser for the Funds, is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm. An affiliate of Guggenheim and the Investment Adviser, Guggenheim Funds Distributors, LLC, is the distributor of the Funds.

Together, we are committed to the safety and prosperity of our clients, our employees, and our shareholders. The resources of the firm are being made fully available not only to support our clients, but also to support our employees and their families.

Please practice the appropriate prudence for the protection not only of your health and that of your friends and loved ones but also for our neighbors and communities. Thank you for the trust you place in us.

Sincerely,

Security Investors, LLC

April 30, 2020

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

The global ongoing crisis caused by the outbreak of COVID-19 is causing materially reduced consumer demand and economic output, disrupting supply chains, resulting in market closures, travel restrictions and quarantines, and adversely impacting local and global economies. Investors should be aware that in light of the current uncertainty, volatility and distress in economies, financial markets, and labor and health conditions all over the world, the Funds’ investments and a shareholder’s investment in a Fund are subject to sudden and substantial losses, increased volatility and other adverse events. Firms through which investors invest with the Funds, the Funds, their service providers, the markets in which they invest and market intermediaries are also impacted by quarantines and similar measures intended to contain the ongoing pandemic, which can obstruct their functioning and subject them to heightened operational risks.

Inverse and leveraged Funds are not suitable for all investors. ● These Funds should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, (c) understand the risk of shorting, and (d) intend to actively monitor and manage their investments. ● The more a Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● Inverse Funds involve certain risks, which include increased volatility due to the Funds’ possible use of short sales of securities and derivatives, such as options and futures. ● The Funds’ use of derivatives, such as futures, options, and swap agreements, may expose the Funds’ shareholders to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. ● Short-selling involves increased risks and costs. You risk paying more for a security than you received from its sale. ● Leveraged and inverse Funds seek to provide investment results that match the performance of a specific benchmark, before fees and expenses, on a daily basis. Because the Funds seek to track the performance of their benchmark on a daily basis, mathematical compounding, especially with respect to those Funds that use leverage as part of their investment strategy, may prevent a Fund from correlating with the monthly, quarterly, annual, or other period performance of its benchmark.

2 | THE RYDEX FUNDS ANNUAL REPORT

March 31, 2020

Due to the compounding of daily returns, leveraged and inverse Funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. For those Funds that consistently apply leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. The Funds rebalance their portfolios on a daily basis, increasing exposure in response to that day’s gains or reducing exposure in response to that day’s losses. Daily rebalancing will impair a Fund’s performance if the benchmark experiences volatility. Investors should monitor their leveraged and inverse Funds’ holdings consistent with their strategies, as frequently as daily. ● For more on these and other risks, please read the prospectus.

Pure Style Funds may not be suitable for all investors. ● The Funds are subject to the risk that large, medium and small-capitalization stocks may under-perform other segments of the equity market or the equity market as a whole. ● Value stocks are subject to the risk that the intrinsic value of the stock may never be realized by the market or that the price goes down. Growth stocks typically invest a high portion of their earnings back into their business and may lack the dividend yield that could cushion their decline in a market downturn. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions regarding the growth potential of the issuing company. ● The Funds are subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Funds’ inability to buy or sell securities or other financial instruments on that day. In certain circumstances, it may be difficult for the Funds to purchase and sell particular investments within a reasonable time at a fair price. ● Unlike many investment companies, the Funds are not actively “managed.” This means that based on market and economic conditions, the Funds’ performance could be lower than other types of funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline ● The Funds are subject to active trading and tracking error risks, which may increase volatility, impact the Funds’ ability to achieve its investment objective and may decrease the Fund’s performance. ● These Funds are considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of fund shares than would occur in a more diversified fund. ● Securities are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested. ● Please read the prospectus for more detailed information regarding these and other risks.

The Strengthening Dollar 2x Strategy Fund is subject to a number of risks and may not be suitable for all investors. ● The Fund’s use of derivatives such as futures and swap agreements may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. ● The Fund’s indirect exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. ● The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. These risks may cause the Fund to experience higher losses and/or volatility than a Fund that does not invest in derivatives, use leverage or have exposure to foreign currencies. ● Also, the Fund is subject to active trading and tracking error risks that may increase volatility, decrease performance and impact the Fund’s ability to achieve its investment objective. This Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of fund shares than would occur in a more diversified fund. ● For more on these and other risks, please read the prospectus.

The Weakening Dollar 2x Strategy Fund is subject to a number of risks and may not be suitable for all investors. ● The Fund’s use of derivatives such as futures and swap agreements may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. ● The Fund’s indirect exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. ● The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. These risks may cause the Fund to experience higher losses and/or volatility than a fund that does not invest in derivatives, use leverage or have exposure to foreign currencies. ● Also, the Fund is subject to active trading and tracking error risks that may increase volatility, decrease performance and impact the Fund’s ability to achieve its investment objective. This Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a more diversified fund. ● For more on these and other risks, please read the prospectus.

THE RYDEX FUNDS ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)	March 31, 2020

The 12-month period ended March 31,2020, was a wild ride for markets. While the U.S. economy was generally in good shape in 2019, recessionary fears rose throughout the year, prompting the U.S. Federal Reserve (the “Fed”) to announce a rate cut on July 31, the first since 2008, amid growing downside risks to policymakers’ baseline growth and inflation forecasts. Key among those risks were slowing global growth, the threat of additional U.S.-China tariffs, and the possible ramifications surrounding Brexit. The Fed subsequently cut rates twice more in 2019, which caused markets to rally toward the end of the year and into early 2020. Stocks reached new highs and credit spreads tightened to historic levels. Since then, the global outbreak of the coronavirus, COVID-19, has been at the center of everything. As of this writing, COVID-19 has spread to 210 countries, resulted in over 2.5 million cases, and caused over 170,000 deaths. Thus far, the U.S. makes up more than 30% of global cases, and 25% of global deaths. States have required the labor force to work from home if possible, individuals to practice social distancing, and non-essential businesses to shut down.

Closures, quarantines, and social distancing efforts have impacted the travel, hospitality, restaurants, and retail industries, with activity down 100% in some areas of the country. Further exacerbating the decline in output will be reduced business investment, which was already stalling due to falling profits, trade conflicts, and political uncertainty. The coronavirus shock and collapse in oil prices will likely further depress capital expenditures.

In response to the crisis, the Federal Open Market Committee cut rates by a further 125 basis points in the first quarter of 2020 and passed a series of stimulus programs. Among these were the Primary and Secondary Market Corporate Credit Facilities, which are lending programs primarily targeting investment-grade corporate bond issuers, implemented in concert with the U.S. Treasury. It was only after the announcement of this program that corporate credit found some relief from the selloff, but we expect this relief may be temporary.

With an alphabet soup of monetary programs targeting relief from the coronavirus impact, fiscal policy has also stepped up to the plate with a spending bill worth over $2 trillion that aims to assist consumers, states, small businesses, and certain industries. There is no question that these programs will help ease the economic fallout from virus containment measures, but even $2 trillion may be too small given the magnitude of the economic shock that we are facing. Additionally, it is far from clear that fiscal measures are an adequate solution to the issue at hand: the physical impediment to consumer spending. Fiscal and monetary policy can do their part, but ultimately it is public health policy that will likely be the greatest determinant of the economic outlook.

For the 12 months ended March 31, 2020, the Standard & Poor’s 500® (“S&P 500”) Index* returned -6.98%. The decline, while significant, represents something of a recovery in stocks. The S&P 500 peaked at 3386.15 on February 19, 2020, before plummeting 33.9% to a low of 2237.40 on March 23, 2020, then recovering some lost ground by the end of the month.

The consensus estimate for S&P 500 earnings per share in 2020 is still around $150. Our research shows S&P 500 earnings per share could fall below $100. Similarly, economists have no way to calibrate how bad the economic data could be based on history. The March U.S. non-farm payrolls report was evidence of this, as it showed a decline in payrolls of 700,000 jobs versus survey expectations of a decline of only 100,000 jobs. We currently expect that second quarter U.S. real gross domestic product (“GDP”) quarter-over-quarter growth could fall by 40% annualized and the unemployment rate could rise to at least 20%. Beyond that, the severity of the crisis depends on containment of the virus and the effectiveness of social distancing measures put in place, but expectations for a quick and sustained V-shaped recovery appear overly optimistic.

For the 12 months ended March 31, 2020, the MSCI Europe-Australasia-Far East (“EAFE”) Index* returned -13.92%. The return of the MSCI Emerging Markets Index* was -17.36%.

In the bond market, the Bloomberg Barclays U.S. Aggregate Bond Index* posted an 8.93% return for the 12-month period, while the Bloomberg Barclays U.S. Corporate High Yield Index* returned -6.94%. The return of the ICE Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index* was 2.25% for the 12-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

4 | THE RYDEX FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	March 31, 2020

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market Index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

Nikkei-225 Stock Average Index is a price-weighted index comprised of Japan’s top 225 blue-chip companies on the Tokyo Stock Exchange.

S&P 500® is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

S&P 500® Pure Growth Index is narrow in focus, containing only those S&P 500 Index companies with strong growth characteristics as selected by S&P. The S&P 500 Index is a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues).

S&P 500® Pure Value Index is narrow in focus, containing only those S&P 500 Index companies with strong value characteristics as selected by S&P. The S&P 500 Index is a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues).

S&P MidCap 400® Pure Growth Index is narrow in focus, containing only those S&P MidCap 400 Index companies with strong growth characteristics as selected by S&P. The S&P MidCap 400 Index measures the performance of the mid-capitalization sector of the U.S. equity market.

S&P MidCap 400® Pure Value Index is narrow in focus, containing only those S&P MidCap 400 Index companies with strong value characteristics as selected by S&P. The S&P MidCap 400 Index measures the performance of the mid-capitalization sector of the U.S. equity market.

S&P SmallCap 600® Pure Growth Index is narrow in focus, containing only those S&P SmallCap 600 Index companies with strong growth characteristics as selected by S&P. The S&P SmallCap 600 Index measures the performance of the small-capitalization sector of the U.S. equity market.

S&P SmallCap 600® Pure Value Index is narrow in focus, containing only those S&P SmallCap 600 Index companies with strong value characteristics as selected by S&P. The S&P SmallCap 600 Index measures the performance of the small-capitalization sector of the U.S. equity market.

STOXX® Europe 50 Index provides a blue-chip representation of supersector leaders in the eurozone. The index covers 50 stocks from 12 eurozone countries: Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain.

USD or U.S. Dollar Index® (USDX) is an index that determines the relative value of the United States dollar to a basket of foreign currencies. This formulated “basket” of currencies comprises the weighting of six other currencies as follows: Euro (EUR), 57.6% + Japanese Yen (JPY), 13.6% + Pound Sterling (GBP), 11.9% + Canadian Dollar (CAD), 9.1% + Swedish Krona (SEK), 4.2% + Swiss Franc (CHF) 3.6%.

THE RYDEX FUNDS ANNUAL REPORT | 5

A BRIEF NOTE ON THE COMPOUNDING OF RETURNS (Unaudited)

Many of the Funds described in this report are benchmarked daily to leveraged and/or inverse leveraged versions of published indices. To properly evaluate the performance of these funds, it is essential to understand the effect of mathematical compounding on their respective returns.

Because of the nonlinear effects of leverage applied over time, it is possible for a fund to perform in-line with its benchmark for several individual periods in a row, yet seem to trail the benchmark over the entire period on a cumulative basis. It is also possible that a fund that performs in-line with its benchmark on a daily basis may seem to outperform its benchmark over longer periods.

An Example of Compounding

For example, consider a hypothetical fund that is designed to produce returns that correspond to 150% of an index. On the first day of a period, the index rises from a level of 100 to a level of 106, producing a 6.0% gain and an expectation that the fund will rise by 9.0%. On the same day, the fund’s net asset value per share (“NAV”) increases from $10.00 to $10.90 for a gain of 9.0% — in line with its benchmark.

On day two, assume the index falls from 106 to 99 for a loss of about 6.6%. The fund, as expected, falls 9.9% to a price of $9.82. On each day, the fund performed exactly in line with its benchmark, but for the two-day period, the fund was down 1.8%, while the index was down only 1.0%. Without taking into account the daily compounding of returns, one would expect the fund to lose 1.5% and would see the fund as trailing by 0.3% when in fact it had performed perfectly. This example is summarized in the table below.

	Index Level	Index Performance	Fund Expectation	Fund NAV	Fund Performance	Assessment
Start	100			$ 10.00
Day 1	106	6.0%	9.0%	$ 10.90	9.0%	In line
Day 2	99	-6.6%	-9.9%	$ 9.82	-9.9%	In line
Cumulative		-1.0%	-1.5%		-1.8%	-0.3%

As illustrated by this simple example, the effect of leverage can make it difficult to form expectations or judgments about fund performance given only the returns of the unleveraged index.

Because certain funds seek to track the performance of their benchmark on a daily basis, mathematical compounding, especially with respect to those funds that use leverage as part of their investment strategy, may prevent a fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily. For those funds that consistently apply leverage, the value of the fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. For more on correlation, leverage and other risks, please read the prospectus.

In general, any change in direction in an index will produce compounding that seems to work against an investor. Were the index to move in the same direction (either up or down) for two or more periods in a row, the compounding of those returns would work in an investor’s favor, causing the fund to seemingly beat its benchmark.

As a general rule of thumb, more leverage in a fund will magnify the compounding effect, while less leverage will generally produce results that are more in line with expectations. In addition, periods of high volatility in an underlying index will also cause the effects of compounding to be more pronounced, while lower volatility will produce a more muted effect.

6 | THE RYDEX FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning September 30, 2019 and ending March 31, 2020.

The following tables illustrate the Funds’ costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Funds’ expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

THE RYDEX FUNDS ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

	Expense Ratio[1]	Fund Return	Beginning Account Value September 30, 2019	Ending Account Value March 31, 2020	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
S&P 500® Pure Growth Fund
A-Class	1.64%	(15.52%)	$ 1,000.00	$ 844.80	$ 7.56
C-Class	2.38%	(15.83%)	1,000.00	841.70	10.96
H-Class	1.64%	(15.53%)	1,000.00	844.70	7.56
S&P 500® Pure Value Fund
A-Class	1.64%	(37.57%)	1,000.00	624.30	6.66
C-Class	2.38%	(37.80%)	1,000.00	622.00	9.65
H-Class	1.64%	(37.57%)	1,000.00	624.30	6.66
S&P MidCap 400® Pure Growth Fund
A-Class	1.64%	(21.17%)	1,000.00	788.30	7.33
C-Class	2.38%	(21.47%)	1,000.00	785.30	10.62
H-Class	1.64%	(21.17%)	1,000.00	788.30	7.33
S&P MidCap 400® Pure Value Fund
A-Class	1.63%	(38.72%)	1,000.00	612.80	6.57
C-Class	2.38%	(38.97%)	1,000.00	610.30	9.58
H-Class	1.64%	(38.73%)	1,000.00	612.70	6.61
S&P SmallCap 600® Pure Growth Fund
A-Class	1.64%	(28.38%)	1,000.00	716.20	7.04
C-Class	2.39%	(28.66%)	1,000.00	713.40	10.24
H-Class	1.64%	(28.39%)	1,000.00	716.10	7.04
S&P SmallCap 600® Pure Value Fund
A-Class	1.63%	(46.36%)	1,000.00	536.40	6.26
C-Class	2.38%	(46.57%)	1,000.00	534.30	9.13
H-Class	1.65%	(46.39%)	1,000.00	536.10	6.34
Europe 1.25x Strategy Fund
A-Class	1.71%	(20.75%)	1,000.00	792.50	7.66
C-Class	2.44%	(20.96%)	1,000.00	790.40	10.92
H-Class	1.75%	(20.75%)	1,000.00	792.50	7.84
Japan 2x Strategy Fund
A-Class	1.59%	(26.83%)	1,000.00	731.70	6.88
C-Class	2.33%	(27.10%)	1,000.00	729.00	10.07
H-Class	1.59%	(26.83%)	1,000.00	731.70	6.88
Strengthening Dollar 2x Strategy Fund
A-Class	1.88%	(0.30%)	1,000.00	997.00	9.39
C-Class	2.62%	(0.67%)	1,000.00	993.30	13.06
H-Class	1.89%	(0.32%)	1,000.00	996.80	9.43
Weakening Dollar 2x Strategy Fund
A-Class	1.92%	(2.76%)	1,000.00	972.40	9.47
C-Class	2.66%	(3.15%)	1,000.00	968.50	13.09
H-Class	1.91%	(2.80%)	1,000.00	972.00	9.42

8 | THE RYDEX FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value September 30, 2019	Ending Account Value March 31, 2020	Expenses Paid During Period[2]
Table 2. Based on hypothetical 5% return (before expenses)
S&P 500® Pure Growth Fund
A-Class	1.64%	5.00%	$ 1,000.00	$ 1,016.80	$ 8.27
C-Class	2.38%	5.00%	1,000.00	1,013.10	11.98
H-Class	1.64%	5.00%	1,000.00	1,016.80	8.27
S&P 500® Pure Value Fund
A-Class	1.64%	5.00%	1,000.00	1,016.80	8.27
C-Class	2.38%	5.00%	1,000.00	1,013.10	11.98
H-Class	1.64%	5.00%	1,000.00	1,016.80	8.27
S&P MidCap 400® Pure Growth Fund
A-Class	1.64%	5.00%	1,000.00	1,016.80	8.27
C-Class	2.38%	5.00%	1,000.00	1,013.10	11.98
H-Class	1.64%	5.00%	1,000.00	1,016.80	8.27
S&P MidCap 400® Pure Value Fund
A-Class	1.63%	5.00%	1,000.00	1,016.85	8.22
C-Class	2.38%	5.00%	1,000.00	1,013.10	11.98
H-Class	1.64%	5.00%	1,000.00	1,016.80	8.27
S&P SmallCap 600® Pure Growth Fund
A-Class	1.64%	5.00%	1,000.00	1,016.80	8.27
C-Class	2.39%	5.00%	1,000.00	1,013.05	12.03
H-Class	1.64%	5.00%	1,000.00	1,016.80	8.27
S&P SmallCap 600® Pure Value Fund
A-Class	1.63%	5.00%	1,000.00	1,016.85	8.22
C-Class	2.38%	5.00%	1,000.00	1,013.10	11.98
H-Class	1.65%	5.00%	1,000.00	1,016.75	8.32
Europe 1.25x Strategy Fund
A-Class	1.71%	5.00%	1,000.00	1,016.45	8.62
C-Class	2.44%	5.00%	1,000.00	1,012.80	12.28
H-Class	1.75%	5.00%	1,000.00	1,016.25	8.82
Japan 2x Strategy Fund
A-Class	1.59%	5.00%	1,000.00	1,017.05	8.02
C-Class	2.33%	5.00%	1,000.00	1,013.35	11.73
H-Class	1.59%	5.00%	1,000.00	1,017.05	8.02
Strengthening Dollar 2x Strategy Fund
A-Class	1.88%	5.00%	1,000.00	1,015.60	9.47
C-Class	2.62%	5.00%	1,000.00	1,011.90	13.18
H-Class	1.89%	5.00%	1,000.00	1,015.55	9.52
Weakening Dollar 2x Strategy Fund
A-Class	1.92%	5.00%	1,000.00	1,015.40	9.67
C-Class	2.66%	5.00%	1,000.00	1,011.70	13.38
H-Class	1.91%	5.00%	1,000.00	1,015.45	9.62

[1]	Annualized and excludes expenses of the underlying funds in which the Funds invest, if any.
[2]

Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period September 30, 2019 to March 31, 2020.

THE RYDEX FUNDS ANNUAL REPORT | 9

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2020

S&P 500® PURE GROWTH FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for large-cap growth securities on a daily basis. The Fund’s current benchmark is the S&P 500® Pure Growth Index (the “underlying index”).

For the year ended March 31, 2020, S&P 500 Pure Growth Fund H-Class returned -13.77%, compared with a return of -12.32% for the underlying index. The Fund maintained a daily correlation of over 99% to its benchmark for the period.

The sectors contributing the most to the return of the underlying index were Health Care, Consumer Staples, and Communication Services. The sectors detracting the most from return were Consumer Discretionary, Information Technology, and Energy.

The holdings contributing the most to the return of the underlying index were Advanced Micro Devices, Inc., Vertex Pharmaceuticals, Inc., and Anadarko Petroleum Corp. The holdings detracting the most from return were PulteGroup, Inc., Synchrony Financial, and Paycom Software, Inc.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	September 1, 2004
C-Class	February 20, 2004
H-Class	February 20, 2004

Ten Largest Holdings (% of Total Net Assets)
ServiceNow, Inc.	2.3%
MSCI, Inc. — Class A	1.8%
Vertex Pharmaceuticals, Inc.	1.8%
Fortinet, Inc.	1.8%
Lam Research Corp.	1.7%
Paycom Software, Inc.	1.7%
Facebook, Inc. — Class A	1.7%
Micron Technology, Inc.	1.6%
Incyte Corp.	1.6%
Adobe, Inc.	1.6%
Top Ten Total	17.6%

“Ten Largest Holdings” excludes any temporary cash investments.

10 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2020

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2020

	1 Year	5 Year	10 Year
A-Class Shares	(13.76%)	3.15%	9.80%
A-Class Shares with sales charge‡	(17.86%)	2.15%	9.27%
C-Class Shares	(14.40%)	2.38%	8.98%
C-Class Shares with CDSC§	(15.21%)	2.38%	8.98%
H-Class Shares	(13.77%)	3.15%	9.80%
S&P 500 Pure Growth Index	(12.32%)	4.87%	11.70%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Pure Growth Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class and H-Class shares only; performance for C-Class shares will vary due to differences in fee structure.

‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 11

SCHEDULE OF INVESTMENTS	March 31, 2020
S&P 500® PURE GROWTH FUND

	Shares	Value
COMMON STOCKS† - 99.8%

Technology - 32.6%
ServiceNow, Inc.*	3,160	$905,593
MSCI, Inc. — Class A	2,494	720,666
Fortinet, Inc.*	6,968	704,952
Lam Research Corp.	2,870	688,800
Paycom Software, Inc.*	3,350	676,734
Micron Technology, Inc.*	15,320	644,359
Adobe, Inc.*	2,010	639,662
ANSYS, Inc.*	2,476	575,596
KLA Corp.	3,815	548,368
Microsoft Corp.	3,410	537,791
Applied Materials, Inc.	11,470	525,556
Apple, Inc.	1,910	485,694
Synopsys, Inc.*	3,673	473,046
Cadence Design Systems, Inc.*	7,020	463,601
NVIDIA Corp.	1,720	453,392
Fiserv, Inc.*	4,300	408,457
salesforce.com, Inc.*	2,646	380,971
Broadcom, Inc.	1,590	376,989
Microchip Technology, Inc.	5,543	375,815
Xerox Holdings Corp.	17,780	336,753
Advanced Micro Devices, Inc.*	6,381	290,208
Take-Two Interactive Software, Inc.*	2,376	281,817
Autodesk, Inc.*	1,741	271,770
Qorvo, Inc.*	3,031	244,390
Intuit, Inc.	1,057	243,110
QUALCOMM, Inc.	3,560	240,834
Analog Devices, Inc.	2,580	231,297
Zebra Technologies Corp. — Class A*	1,120	205,632
Total Technology		12,931,853

Consumer, Non-cyclical - 15.8%
Vertex Pharmaceuticals, Inc.*	2,977	708,377
Incyte Corp.*	8,757	641,275
United Rentals, Inc.*	4,800	493,920
PayPal Holdings, Inc.*	4,999	478,604
Edwards Lifesciences Corp.*	2,395	451,745
MarketAxess Holdings, Inc.	1,256	417,708
FleetCor Technologies, Inc.*	2,200	410,388
Align Technology, Inc.*	2,111	367,208
Moody’s Corp.	1,694	358,281
ResMed, Inc.	2,260	332,875
Estee Lauder Companies, Inc. — Class A	1,840	293,186
Cintas Corp.	1,656	286,852
S&P Global, Inc.	1,169	286,464
Intuitive Surgical, Inc.*	537	265,928
IDEXX Laboratories, Inc.*	1,060	256,774
Thermo Fisher Scientific, Inc.	841	238,508
Total Consumer, Non-cyclical		6,288,093

Consumer, Cyclical - 14.2%
Copart, Inc.*	7,348	503,485
Hilton Worldwide Holdings, Inc.	7,247	494,535
PulteGroup, Inc.	20,980	468,274
Chipotle Mexican Grill, Inc. — Class A*	685	448,264
Dollar General Corp.	2,662	401,989
PACCAR, Inc.	6,280	383,897
NVR, Inc.*	140	359,675
DR Horton, Inc.	10,110	343,740
Yum! Brands, Inc.	4,900	335,797
Starbucks Corp.	4,460	293,200
CarMax, Inc.*	5,250	282,608
AutoZone, Inc.*	317	268,182
Tiffany & Co.	1,910	247,345
Ross Stores, Inc.	2,784	242,124
O’Reilly Automotive, Inc.*	801	241,141
TJX Companies, Inc.	3,846	183,877
Wynn Resorts Ltd.	2,290	137,835
Total Consumer, Cyclical		5,635,968

Industrial - 11.7%
Old Dominion Freight Line, Inc.	3,785	496,819
L3Harris Technologies, Inc.	2,440	439,493
Northrop Grumman Corp.	1,300	393,315
TransDigm Group, Inc.	1,204	385,509
Keysight Technologies, Inc.*	4,197	351,205
Kansas City Southern	2,620	333,212
Masco Corp.	9,080	313,896
Lockheed Martin Corp.	860	291,497
Garmin Ltd.	3,390	254,114
AMETEK, Inc.	3,472	250,053
Vulcan Materials Co.	2,300	248,561
Fortune Brands Home & Security, Inc.	5,530	239,172
Martin Marietta Materials, Inc.	1,200	227,076
Roper Technologies, Inc.	665	207,354
Allegion plc	2,110	194,162
Total Industrial		4,625,438

Communications - 10.3%
Facebook, Inc. — Class A*	4,043	674,372
Netflix, Inc.*	1,588	596,294
Charter Communications, Inc. — Class A*	1,140	497,393
Amazon.com, Inc.*	250	487,430
CDW Corp.	3,769	351,535
eBay, Inc.	11,160	335,470
Arista Networks, Inc.*	1,292	261,695
Motorola Solutions, Inc.	1,809	240,452
Alphabet, Inc. — Class A*	203	235,876
Alphabet, Inc. — Class C*	201	233,725
Booking Holdings, Inc.*	130	174,891
Total Communications		4,089,133

Financial - 8.8%
Mastercard, Inc. — Class A	2,420	584,575
Visa, Inc. — Class A	3,023	487,066
CBRE Group, Inc. — Class A*	11,530	434,796
Equinix, Inc. REIT	695	434,076
SBA Communications Corp. REIT	1,467	396,046
Cboe Global Markets, Inc.	4,186	373,601
Synchrony Financial	20,169	324,519

12 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2020
S&P 500® PURE GROWTH FUND

	Shares	Value
American Tower Corp. — Class A REIT	1,290	$280,898
Western Union Co.	9,930	180,031
Total Financial		3,495,608

Basic Materials - 4.3%
FMC Corp.	6,650	543,238
Sherwin-Williams Co.	840	385,997
Dow, Inc.	11,750	343,570
Air Products & Chemicals, Inc.	1,246	248,714
Celanese Corp. — Class A	2,430	178,338
Total Basic Materials		1,699,857

Energy - 1.2%
ConocoPhillips	8,733	268,976
Hess Corp.	5,970	198,801
Total Energy		467,777

Utilities - 0.9%
NRG Energy, Inc.	13,854	377,660

Total Common Stocks
(Cost $44,298,710)		39,611,387

	Face Amount
REPURCHASE AGREEMENTS††,1 - 0.4%
J.P. Morgan Securities LLC issued 03/31/20 at 0.01% due 04/01/20	$111,322	111,322
BofA Securities, Inc. issued 03/31/20 at 0.00% due 04/01/20	42,816	42,816
Total Repurchase Agreements
(Cost $154,138)		154,138

Total Investments - 100.2%
(Cost $44,452,848)		$39,765,525
Other Assets & Liabilities, net - (0.2)%		(78,638)
Total Net Assets - 100.0%		$39,686,887

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreements — See Note 6.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$39,611,387	$—	$—	$39,611,387
Repurchase Agreements	—	154,138	—	154,138
Total Assets	$39,611,387	$154,138	$—	$39,765,525

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 13

S&P 500® PURE GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2020

Assets:
Investments, at value (cost $44,298,710)	$39,611,387
Repurchase agreements, at value (cost $154,138)	154,138
Cash	123,574
Receivables:
Dividends	19,002
Fund shares sold	15,621
Total assets	39,923,722

Liabilities:
Payable for:
Fund shares redeemed	102,012
Management fees	29,146
Distribution and service fees	13,956
Transfer agent and administrative fees	13,135
Portfolio accounting fees	3,886
Trustees’ fees*	1,109
Miscellaneous	73,591
Total liabilities	236,835
Commitments and contingent liabilities (Note 11)	—
Net assets	$39,686,887

Net assets consist of:
Paid in capital	$44,208,005
Total distributable earnings (loss)	(4,521,118)
Net assets	$39,686,887

A-Class:
Net assets	$7,656,100
Capital shares outstanding	142,012
Net asset value per share	$53.91
Maximum offering price per share (Net asset value divided by 95.25%)	$56.60

C-Class:
Net assets	$6,050,071
Capital shares outstanding	130,204
Net asset value per share	$46.47

H-Class:
Net assets	$25,980,716
Capital shares outstanding	482,084
Net asset value per share	$53.89

STATEMENT OF OPERATIONS
Year Ended March 31, 2020

Investment Income:
Dividends	$1,035,306
Interest	9,135
Income from securities lending, net	31
Total investment income	1,044,472

Expenses:
Management fees	656,877
Distribution and service fees:
A-Class	32,080
C-Class	96,130
H-Class	162,846
Transfer agent and administrative fees	222,379
Portfolio accounting fees	87,583
Registration fees	78,554
Professional fees	37,372
Trustees’ fees*	20,849
Custodian fees	12,517
Line of credit fees	106
Miscellaneous	90,880
Total expenses	1,498,173
Net investment loss	(453,701)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	17,941,754
Net realized gain	17,941,754
Net change in unrealized appreciation (depreciation) on:
Investments	(22,350,953)
Net change in unrealized appreciation (depreciation)	(22,350,953)
Net realized and unrealized loss	(4,409,199)
Net decrease in net assets resulting from operations	$(4,862,900)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

14 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P 500® PURE GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2020	Year Ended March 31, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(453,701)	$(1,068,747)
Net realized gain on investments	17,941,754	10,030,108
Net change in unrealized appreciation (depreciation) on investments	(22,350,953)	(7,422,006)
Net increase (decrease) in net assets resulting from operations	(4,862,900)	1,539,355

Distributions to shareholders:
A-Class	(584,364)	(870,081)
C-Class	(524,964)	(600,984)
H-Class	(3,413,894)	(4,191,710)
Total distributions to shareholders	(4,523,222)	(5,662,775)

Capital share transactions:
Proceeds from sale of shares
A-Class	2,672,682	10,908,532
C-Class	2,747,902	8,317,472
H-Class	238,586,181	199,338,871
Distributions reinvested
A-Class	579,514	864,007
C-Class	521,531	594,072
H-Class	3,389,391	4,160,522
Cost of shares redeemed
A-Class	(9,216,614)	(13,543,315)
C-Class	(5,821,318)	(11,926,777)
H-Class	(292,741,951)	(226,573,703)
Net decrease from capital share transactions	(59,282,682)	(27,860,319)
Net decrease in net assets	(68,668,804)	(31,983,739)

Net assets:
Beginning of year	108,355,691	140,339,430
End of year	$39,686,887	$108,355,691

Capital share activity:
Shares sold
A-Class	39,759	167,257
C-Class	46,633	137,043
H-Class	3,527,207	3,043,070
Shares issued from reinvestment of distributions
A-Class	8,697	14,286
C-Class	9,061	11,196
H-Class	50,884	68,803
Shares redeemed
A-Class	(141,129)	(206,325)
C-Class	(104,655)	(196,508)
H-Class	(4,350,136)	(3,506,875)
Net decrease in shares	(913,679)	(468,053)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 15

S&P 500® PURE GROWTH FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016
Per Share Data
Net asset value, beginning of period	$65.86	$66.50	$57.84	$51.74	$55.85
Income (loss) from investment operations:
Net investment income (loss)[a]	(.29)	(.50)	(.36)	(.44)	(.22)
Net gain (loss) on investments (realized and unrealized)	(8.09)	3.42	12.57	6.56	(2.47)
Total from investment operations	(8.38)	2.92	12.21	6.12	(2.69)
Less distributions from:
Net realized gains	(3.57)	(3.56)	(3.55)	(.02)	(1.42)
Total distributions	(3.57)	(3.56)	(3.55)	(.02)	(1.42)
Net asset value, end of period	$53.91	$65.86	$66.50	$57.84	$51.74

Total Return[b]	(13.76%)	4.88%	21.39%	11.84%	(4.90%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,656	$15,456	$17,254	$15,575	$24,037
Ratios to average net assets:
Net investment income (loss)	(0.43%)	(0.75%)	(0.56%)	(0.82%)	(0.41%)
Total expenses	1.63%	1.61%	1.53%	1.53%	1.50%
Portfolio turnover rate	282%	177%	215%	184%	290%

C-Class	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016
Per Share Data
Net asset value, beginning of period	$57.65	$59.10	$52.13	$46.99	$51.23
Income (loss) from investment operations:
Net investment income (loss)[a]	(.69)	(.90)	(.75)	(.77)	(.57)
Net gain (loss) on investments (realized and unrealized)	(6.92)	3.01	11.27	5.93	(2.25)
Total from investment operations	(7.61)	2.11	10.52	5.16	(2.82)
Less distributions from:
Net realized gains	(3.57)	(3.56)	(3.55)	(.02)	(1.42)
Total distributions	(3.57)	(3.56)	(3.55)	(.02)	(1.42)
Net asset value, end of period	$46.47	$57.65	$59.10	$52.13	$46.99

Total Return[b]	(14.40%)	4.09%	20.50%	10.99%	(5.61%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,050	$10,329	$13,442	$10,951	$17,546
Ratios to average net assets:
Net investment income (loss)	(1.18%)	(1.52%)	(1.32%)	(1.57%)	(1.16%)
Total expenses	2.38%	2.36%	2.28%	2.27%	2.25%
Portfolio turnover rate	282%	177%	215%	184%	290%

16 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P 500® PURE GROWTH FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016
Per Share Data
Net asset value, beginning of period	$65.84	$66.49	$57.83	$51.73	$55.84
Income (loss) from investment operations:
Net investment income (loss)[a]	(.29)	(.53)	(.38)	(.44)	(.18)
Net gain (loss) on investments (realized and unrealized)	(8.09)	3.44	12.59	6.56	(2.51)
Total from investment operations	(8.38)	2.91	12.21	6.12	(2.69)
Less distributions from:
Net realized gains	(3.57)	(3.56)	(3.55)	(.02)	(1.42)
Total distributions	(3.57)	(3.56)	(3.55)	(.02)	(1.42)
Net asset value, end of period	$53.89	$65.84	$66.49	$57.83	$51.73

Total Return	(13.77%)	4.86%	21.40%	11.84%	(4.91%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$25,981	$82,570	$109,644	$78,673	$113,223
Ratios to average net assets:
Net investment income (loss)	(0.44%)	(0.79%)	(0.59%)	(0.81%)	(0.35%)
Total expenses	1.63%	1.61%	1.53%	1.52%	1.51%
Portfolio turnover rate	282%	177%	215%	184%	290%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 17

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2020

S&P 500® PURE VALUE FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for large-cap value securities on a daily basis. The Fund’s current benchmark is the S&P 500® Pure Value Index (the “underlying index”).

For the year ended March 31, 2020, S&P 500 Pure Value Fund H-Class returned -35.38%, compared with a return of -34.66% for the underlying index. The Fund maintained a daily correlation of over 99% to its benchmark for the period.

No sector contributed to the return of the underlying index for the period. The sectors detracting the most from return were Financials, Consumer Discretionary, and Energy.

The holdings contributing the most to the return of the underlying index for the period were Target Corp., Tyson Foods, Inc. — Class A, and PulteGroup, Inc. The holdings detracting the most from return were Macy’s, Inc., Kohl’s Corp., and Marathon Petroleum Corp.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	September 1, 2004
C-Class	February 20, 2004
H-Class	February 20, 2004

Ten Largest Holdings (% of Total Net Assets)
Berkshire Hathaway, Inc. — Class B	3.6%
Kroger Co.	2.6%
Centene Corp.	2.1%
Archer-Daniels-Midland Co.	2.1%
Westrock Co.	1.9%
AmerisourceBergen Corp. — Class A	1.9%
Ford Motor Co.	1.9%
General Motors Co.	1.8%
CVS Health Corp.	1.8%
MetLife, Inc.	1.8%
Top Ten Total	21.5%

“Ten Largest Holdings” excludes any temporary cash investments.

18 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2020

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2020

	1 Year	5 Year	10 Year
A-Class Shares	(35.38%)	(4.88%)	4.49%
A-Class Shares with sales charge‡	(38.45%)	(5.80%)	3.98%
C-Class Shares	(35.87%)	(5.59%)	3.71%
C-Class Shares with CDSC§	(36.50%)	(5.59%)	3.71%
H-Class Shares	(35.38%)	(4.88%)	4.49%
S&P 500 Pure Value Index	(34.66%)	(3.41%)	6.51%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Pure Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class and H-Class shares only; performance for C-Class shares will vary due to differences in fee structure.

‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 19

SCHEDULE OF INVESTMENTS	March 31, 2020
S&P 500® PURE VALUE FUND

	Shares	Value
COMMON STOCKS† - 99.8%

Financial - 34.5%
Berkshire Hathaway, Inc. — Class B*	1,660	$303,498
MetLife, Inc.	4,965	151,780
Prudential Financial, Inc.	2,823	147,191
Unum Group	8,913	133,784
Loews Corp.	3,740	130,264
Lincoln National Corp.	4,142	109,017
American International Group, Inc.	4,062	98,504
Principal Financial Group, Inc.	2,959	92,735
Invesco Ltd.	10,140	92,071
Goldman Sachs Group, Inc.	570	88,116
Allstate Corp.	931	85,401
Assurant, Inc.	794	82,648
People’s United Financial, Inc.	7,416	81,947
Morgan Stanley	2,313	78,642
Citizens Financial Group, Inc.	3,989	75,033
Citigroup, Inc.	1,779	74,932
Capital One Financial Corp.	1,470	74,117
Travelers Companies, Inc.	741	73,618
Everest Re Group Ltd.	353	67,924
Chubb Ltd.	530	59,196
Hartford Financial Services Group, Inc.	1,656	58,358
Regions Financial Corp.	6,495	58,260
Bank of New York Mellon Corp.	1,723	58,031
State Street Corp.	1,026	54,655
Aflac, Inc.	1,505	51,531
Fifth Third Bancorp	3,399	50,475
Bank of America Corp.	2,340	49,678
Franklin Resources, Inc.	2,880	48,067
Zions Bancorp North America	1,711	45,786
KeyCorp	4,030	41,791
Wells Fargo & Co.	1,381	39,635
Globe Life, Inc.	530	38,144
Raymond James Financial, Inc.	596	37,667
M&T Bank Corp.	330	34,132
Host Hotels & Resorts, Inc. REIT	3,050	33,672
Huntington Bancshares, Inc.	4,074	33,448
Truist Financial Corp.	1,055	32,536
Comerica, Inc.	950	27,873
Alliance Data Systems Corp.	650	21,873
Total Financial		2,916,030

Consumer, Non-cyclical - 22.0%
Kroger Co.	7,407	223,099
Centene Corp.*	3,050	181,200
Archer-Daniels-Midland Co.	5,041	177,342
AmerisourceBergen Corp. — Class A	1,815	160,627
CVS Health Corp.	2,609	154,792
Corteva, Inc.	6,209	145,912
McKesson Corp.	1,048	141,752
Mylan N.V.*	9,483	141,392
Cigna Corp.	740	131,113
Molson Coors Beverage Co. — Class B	3,340	130,294
Perrigo Company plc	1,740	83,677
JM Smucker Co.	659	73,149
Anthem, Inc.	270	61,301
Kraft Heinz Co.	2,202	54,477
Total Consumer, Non-cyclical		1,860,127

Consumer, Cyclical - 17.1%
Ford Motor Co.	32,854	158,685
General Motors Co.	7,505	155,954
Walgreens Boots Alliance, Inc.	2,754	125,996
Macy’s, Inc.[1]	23,253	114,172
Lennar Corp. — Class A	2,327	88,891
Gap, Inc.	12,229	86,092
Whirlpool Corp.	899	77,134
American Airlines Group, Inc.[1]	5,734	69,897
Kohl’s Corp.	4,762	69,478
Mohawk Industries, Inc.*	850	64,804
L Brands, Inc.	5,350	61,846
PVH Corp.	1,537	57,853
Best Buy Company, Inc.	905	51,585
BorgWarner, Inc.	2,034	49,569
Nordstrom, Inc.[1]	3,060	46,940
United Airlines Holdings, Inc.*,1	1,410	44,485
Delta Air Lines, Inc.	1,367	39,001
Carnival Corp.	2,360	31,081
Alaska Air Group, Inc.	1,068	30,406
Capri Holdings Ltd.*	1,410	15,214
Norwegian Cruise Line Holdings Ltd.*	948	10,390
Total Consumer, Cyclical		1,449,473

Energy - 10.6%
Baker Hughes Co.	11,654	122,367
Marathon Petroleum Corp.	4,781	112,927
Concho Resources, Inc.	2,100	89,985
HollyFrontier Corp.	3,630	88,971
Valero Energy Corp.	1,935	87,772
Chevron Corp.	684	49,563
Marathon Oil Corp.	14,610	48,067
Exxon Mobil Corp.	1,220	46,323
Diamondback Energy, Inc.	1,630	42,706
Kinder Morgan, Inc.	3,002	41,788
TechnipFMC plc	5,971	40,245
Devon Energy Corp.	5,360	37,038
Helmerich & Payne, Inc.	2,316	36,245
Halliburton Co.	3,878	26,564
Occidental Petroleum Corp.	2,130	24,665
Total Energy		895,226

Basic Materials - 5.4%
Mosaic Co.	11,120	120,318
DuPont de Nemours, Inc.	2,779	94,764
Nucor Corp.	2,069	74,525
Newmont Corp.	1,560	70,637
International Paper Co.	1,551	48,283
Eastman Chemical Co.	940	43,785
Total Basic Materials		452,312

20 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2020
S&P 500® PURE VALUE FUND

	Shares	Value
Industrial - 3.3%
Westrock Co.	5,758	$162,721
FedEx Corp.	530	64,268
Textron, Inc.	2,079	55,447
Total Industrial		282,436

Communications - 2.6%
News Corp. — Class A	9,829	88,215
AT&T, Inc.	1,937	56,464
DISH Network Corp. — Class A*	2,336	46,697
News Corp. — Class B	3,078	27,671
Total Communications		219,047

Technology - 2.3%
Hewlett Packard Enterprise Co.	9,126	88,613
HP, Inc.	3,070	53,295
DXC Technology Co.	3,971	51,822
Total Technology		193,730

Utilities - 2.0%
Exelon Corp.	2,124	78,184
Duke Energy Corp.	644	52,087
CenterPoint Energy, Inc.	2,735	42,256
Total Utilities		172,527

Total Common Stocks
(Cost $12,064,554)		8,440,908

	Face Amount
REPURCHASE AGREEMENTS††,2 - 0.3%
J.P. Morgan Securities LLC issued 03/31/20 at 0.01% due 04/01/20	$18,298	18,298
BofA Securities, Inc. issued 03/31/20 at 0.00% due 04/01/20	7,037	7,037
Total Repurchase Agreements
(Cost $25,335)		25,335

	Shares
SECURITIES LENDING COLLATERAL†,3 - 2.4%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.39%[4]	203,849	203,849
Total Securities Lending Collateral
(Cost $203,849)		203,849

Total Investments - 102.5%
(Cost $12,293,738)		$8,670,092
Other Assets & Liabilities, net - (2.5)%		(211,283)
Total Net Assets - 100.0%		$8,458,809

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at March 31, 2020 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of March 31, 2020.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$8,440,908	$—	$—	$8,440,908
Repurchase Agreements	—	25,335	—	25,335
Securities Lending Collateral	203,849	—	—	203,849
Total Assets	$8,644,757	$25,335	$—	$8,670,092

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 21

S&P 500® PURE VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2020

Assets:
Investments, at value - including $191,609 of securities loaned (cost $12,268,403)	$8,644,757
Repurchase agreements, at value (cost $25,335)	25,335
Cash	20,311
Receivables:
Dividends	30,385
Securities lending income	61
Fund shares sold	18
Total assets	8,720,867

Liabilities:
Payable for:
Return of securities lending collateral	203,849
Fund shares redeemed	19,642
Management fees	7,842
Transfer agent and administrative fees	4,019
Distribution and service fees	3,501
Portfolio accounting fees	1,046
Trustees’ fees*	319
Miscellaneous	21,840
Total liabilities	262,058
Commitments and contingent liabilities (Note 11)	—
Net assets	$8,458,809

Net assets consist of:
Paid in capital	$17,623,549
Total distributable earnings (loss)	(9,164,740)
Net assets	$8,458,809

A-Class:
Net assets	$1,716,151
Capital shares outstanding	35,272
Net asset value per share	$48.65
Maximum offering price per share (Net asset value divided by 95.25%)	$51.08

C-Class:
Net assets	$1,320,764
Capital shares outstanding	32,131
Net asset value per share	$41.11

H-Class:
Net assets	$5,421,894
Capital shares outstanding	110,953
Net asset value per share	$48.87

STATEMENT OF OPERATIONS
Year Ended March 31, 2020

Investment Income:
Dividends	$1,230,159
Interest	4,134
Income from securities lending, net	11,846
Total investment income	1,246,139

Expenses:
Management fees	328,805
Distribution and service fees:
A-Class	7,923
C-Class	36,501
H-Class	92,554
Transfer agent and administrative fees	111,007
Portfolio accounting fees	43,840
Registration fees	43,410
Professional fees	19,388
Trustees’ fees*	11,231
Pricing fees	10,358
Custodian fees	6,501
Line of credit fees	15
Miscellaneous	29,752
Total expenses	741,285
Net investment income	504,854

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	1,699,354
Net realized gain	1,699,354
Net change in unrealized appreciation (depreciation) on:
Investments	(8,983,225)
Net change in unrealized appreciation (depreciation)	(8,983,225)
Net realized and unrealized loss	(7,283,871)
Net decrease in net assets resulting from operations	$(6,779,017)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

22 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P 500® PURE VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2020	Year Ended March 31, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment income	$504,854	$667,896
Net realized gain on investments	1,699,354	526,450
Net change in unrealized appreciation (depreciation) on investments	(8,983,225)	(5,246,075)
Net decrease in net assets resulting from operations	(6,779,017)	(4,051,729)

Distributions to shareholders:
A-Class	(35,656)	(437,999)
C-Class	(34,327)	(226,269)
H-Class	(345,333)	(4,111,371)
Total distributions to shareholders	(415,316)	(4,775,639)

Capital share transactions:
Proceeds from sale of shares
A-Class	1,349,084	7,532,490
C-Class	8,884,403	20,662,832
H-Class	97,623,692	110,771,594
Distributions reinvested
A-Class	34,706	399,027
C-Class	32,664	218,319
H-Class	344,762	4,106,739
Cost of shares redeemed
A-Class	(2,191,323)	(9,948,084)
C-Class	(9,179,384)	(22,301,020)
H-Class	(130,456,068)	(123,104,778)
Net decrease from capital share transactions	(33,557,464)	(11,662,881)
Net decrease in net assets	(40,751,797)	(20,490,249)

Net assets:
Beginning of year	49,210,606	69,700,855
End of year	$8,458,809	$49,210,606

Capital share activity:
Shares sold
A-Class	17,823	87,067
C-Class	137,298	291,103
H-Class	1,239,820	1,375,940
Shares issued from reinvestment of distributions
A-Class	428	5,474
C-Class	475	3,504
H-Class	4,229	56,103
Shares redeemed
A-Class	(29,223)	(119,480)
C-Class	(141,719)	(314,385)
H-Class	(1,700,575)	(1,575,202)
Net decrease in shares	(471,444)	(189,876)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 23

S&P 500® PURE VALUE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017[c]	Year Ended March 31, 2016[c]
Per Share Data
Net asset value, beginning of period	$76.07	$83.46	$76.42	$66.03	$72.54
Income (loss) from investment operations:
Net investment income (loss)[a]	1.02	.85	.60	.55	.73
Net gain (loss) on investments (realized and unrealized)	(27.62)	(2.17)	7.41	10.52	(4.63)
Total from investment operations	(26.60)	(1.32)	8.01	11.07	(3.90)
Less distributions from:
Net investment income	(.82)	(1.14)	(.27)	(.68)	(.98)
Net realized gains	—	(4.93)	(.70)	—	(1.63)
Total distributions	(.82)	(6.07)	(.97)	(.68)	(2.61)
Net asset value, end of period	$48.65	$76.07	$83.46	$76.42	$66.03

Total Return[b]	(35.38%)	(1.26%)	10.48%	16.80%	(5.44%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,716	$3,518	$6,108	$6,686	$11,135
Ratios to average net assets:
Net investment income (loss)	1.32%	1.01%	0.74%	0.79%	1.08%
Total expenses	1.63%	1.61%	1.53%	1.53%	1.50%
Portfolio turnover rate	254%	190%	252%	321%	365%

C-Class	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017[c]	Year Ended March 31, 2016[c]
Per Share Data
Net asset value, beginning of period	$64.87	$72.64	$67.13	$58.51	$65.08
Income (loss) from investment operations:
Net investment income (loss)[a]	.17	.12	(.03)	(.01)	.17
Net gain (loss) on investments (realized and unrealized)	(23.11)	(1.82)	6.51	9.31	(4.13)
Total from investment operations	(22.94)	(1.70)	6.48	9.30	(3.96)
Less distributions from:
Net investment income	(.82)	(1.14)	(.27)	(.68)	(.98)
Net realized gains	—	(4.93)	(.70)	—	(1.63)
Total distributions	(.82)	(6.07)	(.97)	(.68)	(2.61)
Net asset value, end of period	$41.11	$64.87	$72.64	$67.13	$58.51

Total Return[b]	(35.87%)	(2.00%)	9.66%	15.94%	(6.15%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,321	$2,340	$4,058	$3,913	$3,550
Ratios to average net assets:
Net investment income (loss)	0.26%	0.17%	(0.05%)	(0.01%)	0.28%
Total expenses	2.38%	2.36%	2.28%	2.28%	2.25%
Portfolio turnover rate	254%	190%	252%	321%	365%

24 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P 500® PURE VALUE FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017[c]	Year Ended March 31, 2016[c]
Per Share Data
Net asset value, beginning of period	$76.39	$83.78	$76.71	$66.28	$72.81
Income (loss) from investment operations:
Net investment income (loss)[a]	.96	.81	.57	.59	.80
Net gain (loss) on investments (realized and unrealized)	(27.66)	(2.13)	7.47	10.52	(4.72)
Total from investment operations	(26.70)	(1.32)	8.04	11.11	(3.92)
Less distributions from:
Net investment income	(.82)	(1.14)	(.27)	(.68)	(.98)
Net realized gains	—	(4.93)	(.70)	—	(1.63)
Total distributions	(.82)	(6.07)	(.97)	(.68)	(2.61)
Net asset value, end of period	$48.87	$76.39	$83.78	$76.71	$66.28

Total Return	(35.38%)	(1.25%)	10.48%	16.81%	(5.44%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,422	$43,352	$59,536	$55,613	$70,983
Ratios to average net assets:
Net investment income (loss)	1.22%	0.97%	0.70%	0.83%	1.17%
Total expenses	1.63%	1.61%	1.53%	1.53%	1.50%
Portfolio turnover rate	254%	190%	252%	321%	365%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Share split — Per share amounts for the periods presented through March 31, 2017 have been restated to reflect a 2:1 share split effective October 28, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 25

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2020

S&P MIDCAP 400® PURE GROWTH FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for mid-cap growth securities on a daily basis. The Fund’s current benchmark is the S&P MidCap 400® Pure Growth Index (the “underlying index”).

For the year ended March 31, 2020, S&P MidCap 400 Pure Growth Fund H-Class returned -26.38%, compared with a return of -25.57% for the underlying index. The Fund maintained a daily correlation of over 99% to its benchmark for the period.

The only sector contributing to the return of the underlying index for the period was Real Estate. The sectors detracting the most from return were Consumer Discretionary, Energy and Information Technology.

The holdings contributing the most to the return of the underlying index for the period were Amedisys, Inc., Churchill Downs, Inc., and Cypress Semiconductor Corp. The holdings detracting the most from return were Mallinckrodt Plc, Matador Resources Co., and WPX Energy, Inc.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	September 1, 2004
C-Class	February 20, 2004
H-Class	February 20, 2004

Ten Largest Holdings (% of Total Net Assets)
SolarEdge Technologies, Inc.	2.6%
Repligen Corp.	2.5%
Axon Enterprise, Inc.	2.4%
Generac Holdings, Inc.	2.3%
Mercury Systems, Inc.	2.2%
Penumbra, Inc.	2.1%
RenaissanceRe Holdings Ltd.	1.9%
FTI Consulting, Inc.	1.8%
Universal Display Corp.	1.8%
Cable One, Inc.	1.8%
Top Ten Total	21.4%

“Ten Largest Holdings” excludes any temporary cash investments.

26 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2020

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2020

	1 Year	5 Year	10 Year
A-Class Shares	(26.39%)	(3.91%)	5.16%
A-Class Shares with sales charge‡	(29.89%)	(4.84%)	4.65%
C-Class Shares	(26.95%)	(4.63%)	4.37%
C-Class Shares with CDSC§	(27.68%)	(4.63%)	4.37%
H-Class Shares	(26.38%)	(3.90%)	5.16%
S&P MidCap 400 Pure Growth Index	(25.57%)	(2.50%)	6.61%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P MidCap 400 Pure Growth Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class and H-Class shares only; performance for C-Class shares will vary due to differences in fee structure.

‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 27

SCHEDULE OF INVESTMENTS	March 31, 2020
S&P MIDCAP 400® PURE GROWTH FUND

	Shares	Value
COMMON STOCKS† - 99.7%

Industrial - 26.5%
Axon Enterprise, Inc.*	12,390	$876,840
Generac Holdings, Inc.*	9,170	854,369
Mercury Systems, Inc.*	11,020	786,167
Universal Display Corp.	5,010	660,218
Trex Company, Inc.*	7,080	567,391
Jabil, Inc.	21,770	535,107
Carlisle Companies, Inc.	4,240	531,187
Knight-Swift Transportation Holdings, Inc.	15,490	508,072
MasTec, Inc.*	14,950	489,314
Teledyne Technologies, Inc.*	1,570	466,714
KBR, Inc.	19,800	409,464
Tetra Tech, Inc.	5,750	406,065
Hubbell, Inc.	3,010	345,367
Timken Co.	10,270	332,132
Coherent, Inc.*	2,840	302,205
Cognex Corp.	6,890	290,896
Woodward, Inc.	4,460	265,102
Nordson Corp.	1,860	251,230
Gentex Corp.	9,990	221,378
Lincoln Electric Holdings, Inc.	2,820	194,580
Clean Harbors, Inc.*	3,660	187,904
Eagle Materials, Inc.	2,730	159,487
Total Industrial		9,641,189

Consumer, Non-cyclical - 23.0%
Repligen Corp.*	9,390	906,511
Penumbra, Inc.*	4,790	772,771
FTI Consulting, Inc.*	5,590	669,514
Exelixis, Inc.*	32,140	553,451
Boston Beer Company, Inc. — Class A*	1,420	521,935
Masimo Corp.*	2,659	470,962
Arrowhead Pharmaceuticals, Inc.*	14,610	420,330
Bio-Techne Corp.	2,110	400,098
Ligand Pharmaceuticals, Inc. — Class B*,1	5,300	385,416
Amedisys, Inc.*	2,060	378,092
PRA Health Sciences, Inc.*	4,281	355,494
Syneos Health, Inc.*	8,830	348,079
Chemed Corp.	791	342,661
WEX, Inc.*	3,070	320,969
Charles River Laboratories International, Inc.*	2,360	297,856
West Pharmaceutical Services, Inc.	1,880	286,230
ICU Medical, Inc.*	1,360	274,407
Catalent, Inc.*	4,900	254,555
Sanderson Farms, Inc.	1,960	241,707
Brink’s Co.	2,950	153,547
Total Consumer, Non-cyclical		8,354,585

Consumer, Cyclical - 16.9%
Domino’s Pizza, Inc.	1,849	599,205
RH*	5,010	503,355
Casey’s General Stores, Inc.	3,730	494,188
Scotts Miracle-Gro Co. — Class A	4,780	489,472
Caesars Entertainment Corp.*	56,680	383,157
Dunkin’ Brands Group, Inc.	7,100	377,010
Five Below, Inc.*	5,280	371,606
Skechers U.S.A., Inc. — Class A*	15,050	357,287
Pool Corp.	1,597	314,242
Marriott Vacations Worldwide Corp.	5,521	306,857
Churchill Downs, Inc.	2,721	280,127
Deckers Outdoor Corp.*	1,930	258,620
Scientific Games Corp. — Class A*	22,795	221,111
Toro Co.	3,270	212,844
Boyd Gaming Corp.	13,220	190,633
Eldorado Resorts, Inc.*,1	11,974	172,426
Wyndham Hotels & Resorts, Inc.	5,218	164,419
Herman Miller, Inc.	6,860	152,292
Polaris, Inc.	3,020	145,413
Tempur Sealy International, Inc.*	3,220	140,746
Total Consumer, Cyclical		6,135,010

Technology - 16.7%
Teradyne, Inc.	11,660	631,622
Cabot Microelectronics Corp.	5,290	603,801
Lumentum Holdings, Inc.*	8,170	602,129
Tyler Technologies, Inc.*	1,950	578,292
MKS Instruments, Inc.	7,050	574,222
Fair Isaac Corp.*	1,721	529,534
Cypress Semiconductor Corp.	22,120	515,838
j2 Global, Inc.	6,241	467,139
Monolithic Power Systems, Inc.	2,760	462,190
CACI International, Inc. — Class A*	1,990	420,189
Perspecta, Inc.	16,280	296,947
Manhattan Associates, Inc.*	4,340	216,219
ACI Worldwide, Inc.*	6,846	165,331
Total Technology		6,063,453

Financial - 6.9%
RenaissanceRe Holdings Ltd.	4,740	707,777
LendingTree, Inc.*,1	2,780	509,824
Cousins Properties, Inc. REIT	16,370	479,150
Brown & Brown, Inc.	10,110	366,184
Primerica, Inc.	3,061	270,837
EastGroup Properties, Inc. REIT	1,800	188,064
Total Financial		2,521,836

Energy - 5.1%
SolarEdge Technologies, Inc.*	11,430	935,889
Murphy USA, Inc.*	6,400	539,904
WPX Energy, Inc.*	73,100	222,955
Matador Resources Co.*,1	59,950	148,676
Total Energy		1,847,424

Communications - 2.6%
Cable One, Inc.	390	641,164
Etsy, Inc.*	7,530	289,453
Total Communications		930,617

28 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2020
S&P MIDCAP 400® PURE GROWTH FUND

	Shares	Value
Basic Materials - 2.0%
Reliance Steel & Aluminum Co.	5,480	$479,993
Royal Gold, Inc.	2,920	256,113
Total Basic Materials		736,106

Total Common Stocks
(Cost $43,108,316)		36,230,220

	Face Amount
REPURCHASE AGREEMENTS††,2 - 0.3%
J.P. Morgan Securities LLC issued 03/31/20 at 0.01% due 04/01/20	$90,593	90,593
BofA Securities, Inc. issued 03/31/20 at 0.00% due 04/01/20	34,843	34,843
Total Repurchase Agreements
(Cost $125,436)		125,436

	Shares
SECURITIES LENDING COLLATERAL†,3 - 2.2%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.39%[4]	809,443	809,443
Total Securities Lending Collateral
(Cost $809,443)		809,443

Total Investments - 102.2%
(Cost $44,043,195)		$37,165,099
Other Assets & Liabilities, net - (2.2)%		(804,853)
Total Net Assets - 100.0%		$36,360,246

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at March 31, 2020 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of March 31, 2020.
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$36,230,220	$—	$—	$36,230,220
Repurchase Agreements	—	125,436	—	125,436
Securities Lending Collateral	809,443	—	—	809,443
Total Assets	$37,039,663	$125,436	$—	$37,165,099

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 29

S&P MIDCAP 400® PURE GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2020

Assets:
Investments, at value - including $803,754 of securities loaned (cost $43,917,759)	$37,039,663
Repurchase agreements, at value (cost $125,436)	125,436
Cash	101,992
Receivables:
Securities sold	1,451,552
Fund shares sold	35,324
Dividends	13,061
Securities lending income	271
Total assets	38,767,299

Liabilities:
Payable for:
Fund shares redeemed	1,503,571
Return of securities lending collateral	809,443
Management fees	21,175
Distribution and service fees	9,702
Transfer agent and administrative fees	9,055
Portfolio accounting fees	2,823
Trustees’ fees*	766
Miscellaneous	50,518
Total liabilities	2,407,053
Commitments and contingent liabilities (Note 11)	—
Net assets	$36,360,246

Net assets consist of:
Paid in capital	$47,941,133
Total distributable earnings (loss)	(11,580,887)
Net assets	$36,360,246

A-Class:
Net assets	$4,556,239
Capital shares outstanding	134,916
Net asset value per share	$33.77
Maximum offering price per share (Net asset value divided by 95.25%)	$35.45

C-Class:
Net assets	$3,956,460
Capital shares outstanding	140,453
Net asset value per share	$28.17

H-Class:
Net assets	$27,847,547
Capital shares outstanding	823,489
Net asset value per share	$33.82

STATEMENT OF OPERATIONS
Year Ended March 31, 2020

Investment Income:
Dividends	$464,740
Interest	4,997
Income from securities lending, net	2,436
Total investment income	472,173

Expenses:
Management fees	387,060
Distribution and service fees:
A-Class	20,594
C-Class	66,031
H-Class	91,918
Transfer agent and administrative fees	131,016
Registration fees	52,790
Portfolio accounting fees	51,608
Professional fees	24,048
Trustees’ fees*	13,651
Custodian fees	7,443
Line of credit fees	66
Miscellaneous	43,655
Total expenses	889,880
Net investment loss	(417,707)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	6,126,223
Net realized gain	6,126,223
Net change in unrealized appreciation (depreciation) on:
Investments	(18,577,132)
Net change in unrealized appreciation (depreciation)	(18,577,132)
Net realized and unrealized loss	(12,450,909)
Net decrease in net assets resulting from operations	$(12,868,616)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

30 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P MIDCAP 400® PURE GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2020	Year Ended March 31, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(417,707)	$(625,735)
Net realized gain (loss) on investments	6,126,223	(3,143,761)
Net change in unrealized appreciation (depreciation) on investments	(18,577,132)	(123,715)
Net decrease in net assets resulting from operations	(12,868,616)	(3,893,211)

Distributions to shareholders:
A-Class	—	(1,480,551)
C-Class	—	(1,352,505)
H-Class	—	(6,205,701)
Total distributions to shareholders	—	(9,038,757)

Capital share transactions:
Proceeds from sale of shares
A-Class	2,320,669	9,908,515
C-Class	734,313	1,179,771
H-Class	57,910,692	88,802,650
Distributions reinvested
A-Class	—	1,446,877
C-Class	—	1,337,378
H-Class	—	6,125,144
Cost of shares redeemed
A-Class	(6,586,092)	(9,974,936)
C-Class	(3,685,518)	(6,073,902)
H-Class	(68,683,226)	(111,688,160)
Net decrease from capital share transactions	(17,989,162)	(18,936,663)
Net decrease in net assets	(30,857,778)	(31,868,631)

Net assets:
Beginning of year	67,218,024	99,086,655
End of year	$36,360,246	$67,218,024

Capital share activity:
Shares sold
A-Class	52,212	188,628
C-Class	19,823	26,086
H-Class	1,345,912	1,713,618
Shares issued from reinvestment of distributions
A-Class	—	33,431
C-Class	—	36,691
H-Class	—	141,328
Shares redeemed
A-Class	(150,079)	(195,357)
C-Class	(102,639)	(134,221)
H-Class	(1,565,661)	(2,151,342)
Net decrease in shares	(400,432)	(341,138)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 31

S&P MIDCAP 400® PURE GROWTH FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016
Per Share Data
Net asset value, beginning of period	$45.88	$54.96	$50.84	$46.51	$53.86
Income (loss) from investment operations:
Net investment income (loss)[a]	(.32)	(.30)	(.41)	(.34)	(.36)
Net gain (loss) on investments (realized and unrealized)	(11.79)	(2.39)	8.09	5.41	(4.48)
Total from investment operations	(12.11)	(2.69)	7.68	5.07	(4.84)
Less distributions from:
Net realized gains	—	(6.39)	(3.56)	(.74)	(2.51)
Total distributions	—	(6.39)	(3.56)	(.74)	(2.51)
Net asset value, end of period	$33.77	$45.88	$54.96	$50.84	$46.51

Total Return[b]	(26.39%)	(4.19%)	15.33%	10.98%	(9.23%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,556	$10,681	$11,327	$16,269	$29,017
Ratios to average net assets:
Net investment income (loss)	(0.72%)	(0.59%)	(0.77%)	(0.71%)	(0.71%)
Total expenses	1.63%	1.62%	1.53%	1.52%	1.50%
Portfolio turnover rate	190%	165%	160%	127%	143%

C-Class	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016
Per Share Data
Net asset value, beginning of period	$38.56	$47.66	$44.83	$41.41	$48.60
Income (loss) from investment operations:
Net investment income (loss)[a]	(.54)	(.62)	(.71)	(.61)	(.66)
Net gain (loss) on investments (realized and unrealized)	(9.85)	(2.09)	7.10	4.77	(4.02)
Total from investment operations	(10.39)	(2.71)	6.39	4.16	(4.68)
Less distributions from:
Net realized gains	—	(6.39)	(3.56)	(.74)	(2.51)
Total distributions	—	(6.39)	(3.56)	(.74)	(2.51)
Net asset value, end of period	$28.17	$38.56	$47.66	$44.83	$41.41

Total Return[b]	(26.95%)	(4.90%)	14.47%	10.16%	(9.92%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,956	$8,609	$14,046	$15,049	$20,279
Ratios to average net assets:
Net investment income (loss)	(1.47%)	(1.37%)	(1.49%)	(1.44%)	(1.46%)
Total expenses	2.38%	2.36%	2.28%	2.27%	2.25%
Portfolio turnover rate	190%	165%	160%	127%	143%

32 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P MIDCAP 400® PURE GROWTH FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016
Per Share Data
Net asset value, beginning of period	$45.94	$55.03	$50.89	$46.56	$53.91
Income (loss) from investment operations:
Net investment income (loss)[a]	(.31)	(.34)	(.40)	(.33)	(.36)
Net gain (loss) on investments (realized and unrealized)	(11.81)	(2.36)	8.10	5.40	(4.48)
Total from investment operations	(12.12)	(2.70)	7.70	5.07	(4.84)
Less distributions from:
Net realized gains	—	(6.39)	(3.56)	(.74)	(2.51)
Total distributions	—	(6.39)	(3.56)	(.74)	(2.51)
Net asset value, end of period	$33.82	$45.94	$55.03	$50.89	$46.56

Total Return	(26.38%)	(4.19%)	15.32%	10.99%	(9.22%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$27,848	$47,929	$73,714	$78,373	$94,915
Ratios to average net assets:
Net investment income (loss)	(0.71%)	(0.64%)	(0.74%)	(0.68%)	(0.71%)
Total expenses	1.63%	1.61%	1.53%	1.53%	1.50%
Portfolio turnover rate	190%	165%	160%	127%	143%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 33

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2020

S&P MIDCAP 400® PURE VALUE FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for mid-cap value securities on a daily basis. The Fund’s current benchmark is the S&P MidCap 400® Pure Value Index (the “underlying index”).

For the year ended March 31, 2020, S&P MidCap 400 Pure Value Fund H-Class returned -40.86%, compared with a return of -39.51% for the underlying index. The Fund maintained a daily correlation of over 99% to its benchmark for the period.

The only sector contributing to the return of the underlying index for the period was Consumer Staples. The sectors detracting the most from return were Consumer Discretionary, Industrials, and Financials.

The holdings contributing the most to the return of the underlying index for the period were KB Home, Legg Mason, Inc., and Jabil, Inc. The holdings detracting the most from return were Resideo Technologies, Inc., Chesapeake Energy Corp., and PBF Energy, Inc. Class A.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	September 1, 2004
C-Class	February 20, 2004
H-Class	February 20, 2004

Ten Largest Holdings (% of Total Net Assets)
Genworth Financial, Inc. — Class A	3.5%
Tech Data Corp.	2.6%
Telephone & Data Systems, Inc.	2.2%
Brighthouse Financial, Inc.	2.2%
Avnet, Inc.	2.2%
Patterson Companies, Inc.	2.1%
United States Steel Corp.	2.1%
CNX Resources Corp.	2.1%
Dillard’s, Inc. — Class A	2.0%
Resideo Technologies, Inc.	2.0%
Top Ten Total	23.0%

“Ten Largest Holdings” excludes any temporary cash investments.

34 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2020

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2020

	1 Year	5 Year	10 Year
A-Class Shares	(40.86%)	(6.76%)	1.51%
A-Class Shares with sales charge‡	(43.66%)	(7.66%)	1.02%
C-Class Shares	(41.32%)	(7.46%)	0.75%
C-Class Shares with CDSC§	(41.90%)	(7.46%)	0.75%
H-Class Shares	(40.86%)	(6.76%)	1.50%
S&P MidCap 400 Pure Value Index	(39.51%)	(4.87%)	3.88%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P MidCap 400 Pure Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class and H-Class shares only; performance for C-Class shares will vary due to differences in fee structure.

‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 35

SCHEDULE OF INVESTMENTS	March 31, 2020
S&P MIDCAP 400® PURE VALUE FUND

	Shares	Value
COMMON STOCKS† - 99.5%

Financial - 28.8%
Genworth Financial, Inc. — Class A*	32,139	$106,701
Brighthouse Financial, Inc.*	2,768	66,903
Legg Mason, Inc.	1,203	58,767
CNO Financial Group, Inc.	4,510	55,879
Jefferies Financial Group, Inc.	2,991	40,887
Kemper Corp.	535	39,788
Reinsurance Group of America, Inc. — Class A	432	36,348
GEO Group, Inc. REIT	2,940	35,750
Mercury General Corp.	838	34,123
Umpqua Holdings Corp.	3,033	33,060
CoreCivic, Inc. REIT	2,730	30,494
Old Republic International Corp.	1,994	30,409
FNB Corp.	4,024	29,657
Associated Banc-Corp.	2,033	26,002
Janus Henderson Group plc	1,649	25,263
Navient Corp.	3,080	23,346
Bank OZK	1,305	21,793
PacWest Bancorp	1,165	20,877
Diversified Healthcare Trust REIT	5,617	20,390
Sterling Bancorp	1,896	19,813
Hancock Whitney Corp.	838	16,358
Pinnacle Financial Partners, Inc.	428	16,067
Valley National Bancorp	2,177	15,914
Park Hotels & Resorts, Inc. REIT	2,004	15,852
First Horizon National Corp.	1,869	15,064
Wintrust Financial Corp.	435	14,294
Pebblebrook Hotel Trust REIT	1,207	13,144
TCF Financial Corp.	531	12,032
Texas Capital Bancshares, Inc.*	482	10,686
Total Financial		885,661

Consumer, Cyclical - 25.1%
Dillard’s, Inc. — Class A1	1,646	60,820
Resideo Technologies, Inc.*	12,514	60,568
World Fuel Services Corp.	2,127	53,558
BJ’s Wholesale Club Holdings, Inc.*	2,073	52,799
AutoNation, Inc.*	1,831	51,378
Goodyear Tire & Rubber Co.	8,579	49,930
Lear Corp.	563	45,744
Dana, Inc.	5,647	44,103
Delphi Technologies plc*	5,447	43,848
TRI Pointe Group, Inc.*	4,027	35,317
Thor Industries, Inc.	796	33,575
Taylor Morrison Home Corp. — Class A*	3,008	33,088
Penn National Gaming, Inc.*	2,251	28,475
Foot Locker, Inc.	1,229	27,100
JetBlue Airways Corp.*	2,986	26,725
Adient plc*	2,879	26,112
KAR Auction Services, Inc.	1,844	22,128
Urban Outfitters, Inc.*	1,442	20,534
American Eagle Outfitters, Inc.	2,479	19,708
Dick’s Sporting Goods, Inc.	924	19,644
Bed Bath & Beyond, Inc.[1]	3,772	15,880
Total Consumer, Cyclical		771,034

Industrial - 17.4%
Tech Data Corp.*	605	79,165
Avnet, Inc.	2,641	66,289
Arrow Electronics, Inc.*	1,037	53,789
Ryder System, Inc.	2,034	53,779
SYNNEX Corp.	691	50,512
AECOM*	1,393	41,581
Greif, Inc. — Class A	1,129	35,101
Trinity Industries, Inc.	1,717	27,592
Terex Corp.	1,754	25,187
II-VI, Inc.*	848	24,168
Dycom Industries, Inc.*	921	23,624
Regal Beloit Corp.	361	22,725
XPO Logistics, Inc.*	334	16,282
Worthington Industries, Inc.	561	14,726
Total Industrial		534,520

Consumer, Non-cyclical - 9.7%
Patterson Companies, Inc.	4,311	65,915
ManpowerGroup, Inc.	869	46,049
TreeHouse Foods, Inc.*	802	35,408
Sprouts Farmers Market, Inc.*	1,611	29,949
Molina Healthcare, Inc.*	201	28,082
Avis Budget Group, Inc.*	1,921	26,702
Graham Holdings Co. — Class B	66	22,517
Adtalem Global Education, Inc.*	719	19,262
Acadia Healthcare Company, Inc.*	797	14,625
Tenet Healthcare Corp.*	796	11,462
Total Consumer, Non-cyclical		299,971

Basic Materials - 8.6%
United States Steel Corp.[1]	10,312	65,069
Domtar Corp.	2,605	56,372
Olin Corp.	4,594	53,612
Commercial Metals Co.	2,890	45,633
Minerals Technologies, Inc.	608	22,046
Chemours Co.	2,310	20,490
Total Basic Materials		263,222

Energy - 6.3%
CNX Resources Corp.*	12,218	65,000
NOW, Inc.*	8,535	44,041
Equities Corp.	5,976	42,250
PBF Energy, Inc. — Class A	3,056	21,636
Antero Midstream Corp.	6,181	12,980
Patterson-UTI Energy, Inc.	3,877	9,111
Total Energy		195,018

Communications - 2.7%
Telephone & Data Systems, Inc.	4,064	68,113
Meredith Corp.	1,220	14,908
Total Communications		83,021

36 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2020
S&P MIDCAP 400® PURE VALUE FUND

	Shares	Value
Technology - 0.9%
NetScout Systems, Inc.*	1,157	$27,386

Total Common Stocks
(Cost $3,908,286)		3,059,833

	Face Amount
REPURCHASE AGREEMENTS††,2 - 0.2%
J.P. Morgan Securities LLC issued 03/31/20 at 0.01% due 04/01/20	$3,669	3,669
BofA Securities, Inc. issued 03/31/20 at 0.00% due 04/01/20	1,411	1,411
Total Repurchase Agreements
(Cost $5,080)		5,080

	Shares
SECURITIES LENDING COLLATERAL†,3 - 3.4%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.39%[4]	105,657	105,657
Total Securities Lending Collateral
(Cost $105,657)		105,657

Total Investments - 103.1%
(Cost $4,019,023)		$3,170,570
Other Assets & Liabilities, net - (3.1)%		(94,446)
Total Net Assets - 100.0%		$3,076,124

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at March 31, 2020 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of March 31, 2020.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$3,059,833	$—	$—	$3,059,833
Repurchase Agreements	—	5,080	—	5,080
Securities Lending Collateral	105,657	—	—	105,657
Total Assets	$3,165,490	$5,080	$—	$3,170,570

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 37

S&P MIDCAP 400® PURE VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2020

Assets:
Investments, at value - including $101,082 of securities loaned (cost $4,013,943)	$3,165,490
Repurchase agreements, at value (cost $5,080)	5,080
Cash	4,073
Receivables:
Securities sold	36,108
Dividends	5,590
Securities lending income	138
Total assets	3,216,479

Liabilities:
Payable for:
Return of securities lending collateral	105,657
Fund shares redeemed	25,232
Management fees	1,940
Distribution and service fees	1,056
Transfer agent and administrative fees	933
Portfolio accounting fees	258
Trustees’ fees*	73
Miscellaneous	5,206
Total liabilities	140,355
Commitments and contingent liabilities (Note 11)	—
Net assets	$3,076,124

Net assets consist of:
Paid in capital	$6,777,419
Total distributable earnings (loss)	(3,701,295)
Net assets	$3,076,124

A-Class:
Net assets	$749,425
Capital shares outstanding	24,549
Net asset value per share	$30.53
Maximum offering price per share (Net asset value divided by 95.25%)	$32.05

C-Class:
Net assets	$708,211
Capital shares outstanding	26,634
Net asset value per share	$26.59

H-Class:
Net assets	$1,618,488
Capital shares outstanding	53,104
Net asset value per share	$30.48

STATEMENT OF OPERATIONS
Year Ended March 31, 2020

Investment Income:
Dividends	$275,447
Interest	1,636
Income from securities lending, net	20,577
Total investment income	297,660

Expenses:
Management fees	108,161
Distribution and service fees:
A-Class	2,948
C-Class	11,902
H-Class	30,130
Transfer agent and administrative fees	36,340
Portfolio accounting fees	14,421
Registration fees	13,249
Professional fees	7,809
Printing fees	4,805
Trustees’ fees*	3,627
Custodian fees	2,074
Line of credit fees	19
Miscellaneous	8,686
Total expenses	244,171
Net investment income	53,489

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	93,505
Net realized gain	93,505
Net change in unrealized appreciation (depreciation) on:
Investments	(2,510,628)
Net change in unrealized appreciation (depreciation)	(2,510,628)
Net realized and unrealized loss	(2,417,123)
Net decrease in net assets resulting from operations	$(2,363,634)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

38 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P MIDCAP 400® PURE VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2020	Year Ended March 31, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$53,489	$(29,720)
Net realized gain (loss) on investments	93,505	(308,470)
Net change in unrealized appreciation (depreciation) on investments	(2,510,628)	150,200
Net decrease in net assets resulting from operations	(2,363,634)	(187,990)

Distributions to shareholders:
A-Class	—	(45,986)
C-Class	—	(43,988)
H-Class	—	(196,579)
Total distributions to shareholders	—	(286,553)

Capital share transactions:
Proceeds from sale of shares
A-Class	2,888,368	3,525,367
C-Class	801,208	2,050,559
H-Class	151,848,364	66,894,202
Distributions reinvested
A-Class	—	33,094
C-Class	—	43,697
H-Class	—	195,599
Cost of shares redeemed
A-Class	(2,875,817)	(3,336,488)
C-Class	(1,579,032)	(2,030,965)
H-Class	(159,616,730)	(63,758,018)
Net increase (decrease) from capital share transactions	(8,533,639)	3,617,047
Net increase (decrease) in net assets	(10,897,273)	3,142,504

Net assets:
Beginning of year	13,973,397	10,830,893
End of year	$3,076,124	$13,973,397

Capital share activity:
Shares sold
A-Class	56,905	64,344
C-Class	22,021	43,351
H-Class	2,970,212	1,255,133
Shares issued from reinvestment of distributions
A-Class	—	691
C-Class	—	1,038
H-Class	—	4,094
Shares redeemed
A-Class	(55,665)	(62,058)
C-Class	(36,039)	(42,998)
H-Class	(3,129,154)	(1,195,323)
Net increase (decrease) in shares	(171,720)	68,272

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 39

S&P MIDCAP 400® PURE VALUE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016
Per Share Data
Net asset value, beginning of period	$51.62	$53.32	$51.39	$42.43	$45.68
Income (loss) from investment operations:
Net investment income (loss)[a]	.34	(.04)	.02	(.08)	.16
Net gain (loss) on investments (realized and unrealized)	(21.43)	(.17)	2.89	9.14	(3.30)
Total from investment operations	(21.09)	(.21)	2.91	9.06	(3.14)
Less distributions from:
Net investment income	—	(.02)	—	(.10)	(.11)
Net realized gains	—	(1.47)	(.98)	—	—
Total distributions	—	(1.49)	(.98)	(.10)	(.11)
Net asset value, end of period	$30.53	$51.62	$53.32	$51.39	$42.43

Total Return[b]	(40.86%)	(0.16%)	5.63%	21.34%	(6.88%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$749	$1,203	$1,084	$2,957	$4,775
Ratios to average net assets:
Net investment income (loss)	0.68%	(0.07%)	0.03%	(0.17%)	0.39%
Total expenses	1.63%	1.62%	1.54%	1.53%	1.50%
Portfolio turnover rate	993%	558%	506%	628%	493%

C-Class	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016
Per Share Data
Net asset value, beginning of period	$45.31	$47.35	$46.08	$38.33	$41.59
Income (loss) from investment operations:
Net investment income (loss)[a]	(.05)	(.41)	(.29)	(.36)	(.12)
Net gain (loss) on investments (realized and unrealized)	(18.67)	(.14)	2.54	8.21	(3.03)
Total from investment operations	(18.72)	(.55)	2.25	7.85	(3.15)
Less distributions from:
Net investment income	—	(.02)	—	(.10)	(.11)
Net realized gains	—	(1.47)	(.98)	—	—
Total distributions	—	(1.49)	(.98)	(.10)	(.11)
Net asset value, end of period	$26.59	$45.31	$47.35	$46.08	$38.33

Total Return[b]	(41.32%)	(0.88%)	4.82%	20.46%	(7.58%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$708	$1,842	$1,859	$3,266	$2,165
Ratios to average net assets:
Net investment income (loss)	(0.12%)	(0.85%)	(0.62%)	(0.85%)	(0.30%)
Total expenses	2.37%	2.37%	2.28%	2.28%	2.25%
Portfolio turnover rate	993%	558%	506%	628%	493%

40 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P MIDCAP 400® PURE VALUE FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016
Per Share Data
Net asset value, beginning of period	$51.54	$53.25	$51.33	$42.38	$45.62
Income (loss) from investment operations:
Net investment income (loss)[a]	.20	(.07)	.04	(.07)	.20
Net gain (loss) on investments (realized and unrealized)	(21.26)	(.15)	2.86	9.12	(3.33)
Total from investment operations	(21.06)	(.22)	2.90	9.05	(3.13)
Less distributions from:
Net investment income	—	(.02)	—	(.10)	(.11)
Net realized gains	—	(1.47)	(.98)	—	—
Total distributions	—	(1.49)	(.98)	(.10)	(.11)
Net asset value, end of period	$30.48	$51.54	$53.25	$51.33	$42.38

Total Return	(40.86%)	(0.16%)	5.58%	21.36%	(6.86%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,618	$10,928	$7,888	$21,143	$48,048
Ratios to average net assets:
Net investment income (loss)	0.39%	(0.13%)	0.08%	(0.16%)	0.47%
Total expenses	1.63%	1.62%	1.53%	1.53%	1.51%
Portfolio turnover rate	993%	558%	506%	628%	493%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 41

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2020

S&P SMALLCAP 600® PURE GROWTH FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for small-cap growth securities on a daily basis. The Fund’s current benchmark is the S&P SmallCap 600® Pure Growth Index (the “underlying index”).

For the year ended March 31, 2020, S&P SmallCap 600 Pure Growth Fund H-Class return was -32.77%, compared with a return of -31.65% for the underlying index. The Fund maintained a daily correlation of over 99% to its benchmark for the period.

The only sector contributing to the return of the underlying index for the period was Consumer Staples. The sectors detracting the most from return were Consumer Discretionary, Energy, and Industrials.

The holdings contributing the most to the return of the underlying index for the period were Avon Products, Inc., Arrowhead Pharmaceuticals, Inc., and Safehold, Inc. The holdings detracting the most from return were Talos Energy, Inc., NMI Holdings Plc, and Penn Virginia Corp.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	September 1, 2004
C-Class	February 20, 2004
H-Class	February 20, 2004

Ten Largest Holdings (% of Total Net Assets)
Safehold, Inc.	2.9%
Innovative Industrial Properties, Inc.	2.1%
Kinsale Capital Group, Inc.	2.1%
eHealth, Inc.	1.9%
Medpace Holdings, Inc.	1.4%
Federal Signal Corp.	1.4%
KEMET Corp.	1.3%
Wingstop, Inc.	1.3%
Brooks Automation, Inc.	1.3%
NeoGenomics, Inc.	1.3%
Top Ten Total	17.0%

“Ten Largest Holdings” excludes any temporary cash investments.

42 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2020

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2020

	1 Year	5 Year	10 Year
A-Class Shares	(32.77%)	(3.68%)	5.54%
A-Class Shares with sales charge‡	(35.96%)	(4.61%)	5.02%
C-Class Shares	(33.28%)	(4.41%)	4.75%
C-Class Shares with CDSC§	(33.95%)	(4.41%)	4.75%
H-Class Shares	(32.77%)	(3.68%)	5.54%
S&P SmallCap 600 Pure Growth Index	(31.65%)	(1.96%)	7.58%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P SmallCap 600 Pure Growth Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class and H-Class shares only; performance for C-Class shares will vary due to differences in fee structure.

‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 43

SCHEDULE OF INVESTMENTS	March 31, 2020
S&P SMALLCAP 600® PURE GROWTH FUND

	Shares	Value
COMMON STOCKS† - 99.5%

Industrial - 23.4%
Federal Signal Corp.	2,149	$58,625
KEMET Corp.	2,358	56,969
TopBuild Corp.*	671	48,071
Universal Forest Products, Inc.	1,175	43,698
Saia, Inc.*	593	43,609
Griffon Corp.	3,065	38,772
OSI Systems, Inc.*	555	38,251
Ichor Holdings Ltd.*	1,961	37,573
Simpson Manufacturing Company, Inc.	598	37,064
Patrick Industries, Inc.	1,275	35,904
Advanced Energy Industries, Inc.*	674	32,682
ESCO Technologies, Inc.	420	31,882
Alarm.com Holdings, Inc.*	808	31,439
Aerojet Rocketdyne Holdings, Inc.*	729	30,494
Exponent, Inc.	418	30,058
American Woodmark Corp.*	637	29,028
Franklin Electric Company, Inc.	600	28,278
Fabrinet*	509	27,771
John Bean Technologies Corp.	367	27,257
Alamo Group, Inc.	296	26,279
Itron, Inc.*	456	25,458
Watts Water Technologies, Inc. — Class A	292	24,718
AAON, Inc.	496	23,967
Plexus Corp.*	435	23,734
Forward Air Corp.	468	23,704
Vicor Corp.*	512	22,805
Tennant Co.	393	22,775
Triumph Group, Inc.	2,825	19,097
SPX FLOW, Inc.*	665	18,899
SPX Corp.*	528	17,234
Albany International Corp. — Class A	361	17,086
Comtech Telecommunications Corp.	1,037	13,782
CIRCOR International, Inc.*	975	11,339
Total Industrial		998,302

Financial - 18.3%
Safehold, Inc. REIT	1,986	125,575
Innovative Industrial Properties, Inc. REIT[1]	1,184	89,901
Kinsale Capital Group, Inc.	858	89,687
eHealth, Inc.*	592	83,366
Meta Financial Group, Inc.	2,053	44,591
Virtus Investment Partners, Inc.	565	43,002
Essential Properties Realty Trust, Inc. REIT	3,269	42,693
Community Healthcare Trust, Inc. REIT	1,085	41,534
Walker & Dunlop, Inc.	901	36,283
Enova International, Inc.*	2,188	31,704
NMI Holdings, Inc. — Class A*	2,648	30,743
PennyMac Mortgage Investment Trust REIT	2,738	29,078
Universal Health Realty Income Trust REIT	266	26,815
Preferred Bank/Los Angeles CA	628	21,239
Agree Realty Corp. REIT	281	17,394
ServisFirst Bancshares, Inc.	572	16,771
Granite Point Mortgage Trust, Inc. REIT	2,730	13,841
Total Financial		784,217
Consumer, Non-cyclical - 18.0%
Medpace Holdings, Inc.*	832	61,052
NeoGenomics, Inc.*	1,992	54,999
Innoviva, Inc.*	4,217	49,592
Eagle Pharmaceuticals, Inc.*	944	43,424
Cardiovascular Systems, Inc.*	1,206	42,463
Rent-A-Center, Inc.	2,978	42,109
Corcept Therapeutics, Inc.*	3,266	38,833
Coca-Cola Consolidated, Inc.	179	37,327
ANI Pharmaceuticals, Inc.*	875	35,647
Hanger, Inc.*	2,184	34,027
LHC Group, Inc.*	242	33,928
Enanta Pharmaceuticals, Inc.*	470	24,172
Addus HomeCare Corp.*	344	23,255
Glaukos Corp.*	746	23,022
RadNet, Inc.*	2,099	22,061
Pennant Group, Inc.*	1,513	21,424
CONMED Corp.	357	20,445
LeMaitre Vascular, Inc.	789	19,662
John B Sanfilippo & Son, Inc.	214	19,132
Inter Parfums, Inc.	381	17,659
Cutera, Inc.*	1,324	17,291
EVERTEC, Inc.	748	17,002
Anika Therapeutics, Inc.*	576	16,652
REGENXBIO, Inc.*	484	15,672
CorVel Corp.*	237	12,919
Medifast, Inc.[1]	201	12,562
RR Donnelley & Sons Co.	12,132	11,629
Total Consumer, Non-cyclical		767,960

Technology - 14.3%
Brooks Automation, Inc.	1,857	56,638
Ultra Clean Holdings, Inc.*	3,454	47,665
FormFactor, Inc.*	2,193	44,057
TTEC Holdings, Inc.	1,188	43,623
Xperi Corp.	2,672	37,168
SPS Commerce, Inc.*	779	36,231
Diodes, Inc.*	847	34,418
ManTech International Corp. — Class A	455	33,065
CSG Systems International, Inc.	747	31,262
Qualys, Inc.*	348	30,273
Glu Mobile, Inc.*	4,458	28,041
3D Systems Corp.*	3,362	25,921
Power Integrations, Inc.	284	25,086
Virtusa Corp.*	839	23,828
Agilysys, Inc.*	1,414	23,614
ExlService Holdings, Inc.*	430	22,373
LivePerson, Inc.*	821	18,678
Digi International, Inc.*	1,953	18,631
Diebold Nixdorf, Inc.*	4,495	15,822
Progress Software Corp.	439	14,048
Total Technology		610,442

Consumer, Cyclical - 13.9%
Wingstop, Inc.	713	56,826
LGI Homes, Inc.*	1,150	51,922
Installed Building Products, Inc.*	1,141	45,492

44 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2020
S&P SMALLCAP 600® PURE GROWTH FUND

	Shares	Value
Winnebago Industries, Inc.	1,614	$44,885
Lithia Motors, Inc. — Class A	436	35,660
MDC Holdings, Inc.	1,360	31,552
Callaway Golf Co.	2,965	30,302
Fox Factory Holding Corp.*	718	30,156
LCI Industries	443	29,606
Sleep Number Corp.*	1,424	27,284
UniFirst Corp.	170	25,685
Shake Shack, Inc. — Class A*	632	23,852
Zumiez, Inc.*	1,347	23,330
St. Joe Co.*	1,378	23,123
Cavco Industries, Inc.*	157	22,756
Universal Electronics, Inc.*	546	20,950
Steven Madden Ltd.	882	20,489
Allegiant Travel Co. — Class A	194	15,869
Boot Barn Holdings, Inc.*	1,077	13,926
Chuy’s Holdings, Inc.*	1,213	12,215
Crocs, Inc.*	598	10,160
Total Consumer, Cyclical		596,040

Communications - 5.8%
TechTarget, Inc.*	1,930	39,777
Viavi Solutions, Inc.*	3,168	35,513
Cogent Communications Holdings, Inc.	413	33,853
NIC, Inc.	1,389	31,947
Perficient, Inc.*	957	25,925
Harmonic, Inc.*	3,955	22,781
Extreme Networks, Inc.*	5,375	16,609
8x8, Inc.*	1,087	15,066
QuinStreet, Inc.*	1,758	14,152
Shutterstock, Inc.	437	14,054
Total Communications		249,677

Energy - 3.5%
DMC Global, Inc.	1,556	35,803
Par Pacific Holdings, Inc.*	4,171	29,614
Talos Energy, Inc.*	4,534	26,071
Ring Energy, Inc.*,1	30,234	19,915
Geospace Technologies Corp.*	3,019	19,322
Helix Energy Solutions Group, Inc.*	6,583	10,796
Penn Virginia Corp.*	2,642	8,164
Total Energy		149,685
Basic Materials - 2.3%
Innospec, Inc.	605	42,041
Schweitzer-Mauduit International, Inc.	812	22,590
Koppers Holdings, Inc.*	1,573	19,458
Rogers Corp.*	154	14,541
Total Basic Materials		98,630

Total Common Stocks
(Cost $5,009,676)		4,254,953

	Face Amount
REPURCHASE AGREEMENTS††,2 - 0.4%
J.P. Morgan Securities LLC issued 03/31/20 at 0.01% due 04/01/20	$11,925	11,925
BofA Securities, Inc. issued 03/31/20 at 0.00% due 04/01/20	4,586	4,586
Total Repurchase Agreements
(Cost $16,511)		16,511

	Shares
SECURITIES LENDING COLLATERAL†,3 - 2.1%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.39%[4]	91,576	91,576
Total Securities Lending Collateral
(Cost $91,576)		91,576

Total Investments - 102.0%
(Cost $5,117,763)		$4,363,040
Other Assets & Liabilities, net - (2.0)%		(86,009)
Total Net Assets - 100.0%		$4,277,031

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at March 31, 2020 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of March 31, 2020.
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 45

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2020
S&P SMALLCAP 600® PURE GROWTH FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$4,254,953	$—	$—	$4,254,953
Repurchase Agreements	—	16,511	—	16,511
Securities Lending Collateral	91,576	—	—	91,576
Total Assets	$4,346,529	$16,511	$—	$4,363,040

46 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P SMALLCAP 600® PURE GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2020

Assets:
Investments, at value - including $82,725 of securities loaned (cost $5,101,252)	$4,346,529
Repurchase agreements, at value (cost $16,511)	16,511
Cash	13,237
Receivables:
Securities sold	34,470
Dividends	3,911
Fund shares sold	189
Securities lending income	28
Total assets	4,414,875

Liabilities:
Payable for:
Return of securities lending collateral	91,576
Fund shares redeemed	30,236
Management fees	3,465
Distribution and service fees	1,615
Transfer agent and administrative fees	1,591
Portfolio accounting fees	462
Trustees’ fees*	132
Miscellaneous	8,767
Total liabilities	137,844
Commitments and contingent liabilities (Note 11)	—
Net assets	$4,277,031

Net assets consist of:
Paid in capital	$7,207,580
Total distributable earnings (loss)	(2,930,549)
Net assets	$4,277,031

A-Class:
Net assets	$1,168,560
Capital shares outstanding	26,652
Net asset value per share	$43.85
Maximum offering price per share (Net asset value divided by 95.25%)	$46.04

C-Class:
Net assets	$678,492
Capital shares outstanding	17,663
Net asset value per share	$38.41

H-Class:
Net assets	$2,429,979
Capital shares outstanding	55,429
Net asset value per share	$43.84

STATEMENT OF OPERATIONS
Year Ended March 31, 2020

Investment Income:
Dividends	$95,383
Interest	1,190
Income from securities lending, net	4,161
Total investment income	100,734

Expenses:
Management fees	76,989
Distribution and service fees:
A-Class	5,739
C-Class	10,159
H-Class	17,385
Transfer agent and administrative fees	26,100
Registration fees	10,984
Portfolio accounting fees	10,265
Professional fees	6,680
Trustees’ fees*	2,889
Custodian fees	1,481
Line of credit fees	13
Miscellaneous	6,029
Total expenses	174,713
Net investment loss	(73,979)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(384,045)
Net realized loss	(384,045)
Net change in unrealized appreciation (depreciation) on:
Investments	(2,835,633)
Net change in unrealized appreciation (depreciation)	(2,835,633)
Net realized and unrealized loss	(3,219,678)
Net decrease in net assets resulting from operations	$(3,293,657)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 47

S&P SMALLCAP 600® PURE GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2020	Year Ended March 31, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(73,979)	$(322,961)
Net realized loss on investments	(384,045)	(170,877)
Net change in unrealized appreciation (depreciation) on investments	(2,835,633)	(396,935)
Net decrease in net assets resulting from operations	(3,293,657)	(890,773)

Distributions to shareholders:
A-Class	—	(199,451)
C-Class	—	(184,824)
H-Class	—	(801,038)
Total distributions to shareholders	—	(1,185,313)

Capital share transactions:
Proceeds from sale of shares
A-Class	719,908	7,538,860
C-Class	378,469	3,647,297
H-Class	56,396,230	129,539,372
Distributions reinvested
A-Class	—	186,968
C-Class	—	176,270
H-Class	—	791,837
Cost of shares redeemed
A-Class	(1,307,711)	(6,699,917)
C-Class	(595,749)	(4,578,267)
H-Class	(59,193,712)	(137,087,116)
Net decrease from capital share transactions	(3,602,565)	(6,484,696)
Net decrease in net assets	(6,896,222)	(8,560,782)

Net assets:
Beginning of year	11,173,253	19,734,035
End of year	$4,277,031	$11,173,253

Capital share activity:
Shares sold
A-Class	11,355	96,228
C-Class	6,675	52,419
H-Class	877,834	1,703,060
Shares issued from reinvestment of distributions
A-Class	—	2,842
C-Class	—	3,029
H-Class	—	12,038
Shares redeemed
A-Class	(21,456)	(88,180)
C-Class	(10,753)	(70,247)
H-Class	(937,806)	(1,815,964)
Net decrease in shares	(74,151)	(104,775)

48 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P SMALLCAP 600® PURE GROWTH FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016
Per Share Data
Net asset value, beginning of period	$65.22	$71.79	$65.58	$52.28	$58.90
Income (loss) from investment operations:
Net investment income (loss)[a]	(.44)	(.70)	(.63)	(.41)	(.20)
Net gain (loss) on investments (realized and unrealized)	(20.93)	(.94)	9.35	13.71	(6.42)
Total from investment operations	(21.37)	(1.64)	8.72	13.30	(6.62)
Less distributions from:
Net realized gains	—	(4.93)	(2.51)	—	—
Total distributions	—	(4.93)	(2.51)	—	—
Net asset value, end of period	$43.85	$65.22	$71.79	$65.58	$52.28

Total Return[b]	(32.77%)	(2.34%)	13.41%	25.44%	(11.24%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,169	$2,397	$1,857	$2,526	$2,451
Ratios to average net assets:
Net investment income (loss)	(0.69%)	(0.93%)	(0.91%)	(0.71%)	(0.36%)
Total expenses	1.63%	1.62%	1.53%	1.52%	1.50%
Portfolio turnover rate	628%	421%	643%	818%	309%

C-Class	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016
Per Share Data
Net asset value, beginning of period	$57.57	$64.43	$59.55	$47.82	$54.28
Income (loss) from investment operations:
Net investment income (loss)[a]	(.79)	(1.16)	(.96)	(.79)	(.62)
Net gain (loss) on investments (realized and unrealized)	(18.37)	(.77)	8.35	12.52	(5.84)
Total from investment operations	(19.16)	(1.93)	7.39	11.73	(6.46)
Less distributions from:
Net realized gains	—	(4.93)	(2.51)	—	—
Total distributions	—	(4.93)	(2.51)	—	—
Net asset value, end of period	$38.41	$57.57	$64.43	$59.55	$47.82

Total Return[b]	(33.28%)	(3.06%)	12.52%	24.51%	(11.90%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$678	$1,252	$2,354	$3,054	$2,542
Ratios to average net assets:
Net investment income (loss)	(1.43%)	(1.70%)	(1.52%)	(1.48%)	(1.19%)
Total expenses	2.38%	2.36%	2.28%	2.28%	2.25%
Portfolio turnover rate	628%	421%	643%	818%	309%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 49

S&P SMALLCAP 600® PURE GROWTH FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016
Per Share Data
Net asset value, beginning of period	$65.21	$71.78	$65.58	$52.27	$58.89
Income (loss) from investment operations:
Net investment income (loss)[a]	(.40)	(.77)	(.55)	(.44)	(.28)
Net gain (loss) on investments (realized and unrealized)	(20.97)	(.87)	9.26	13.75	(6.34)
Total from investment operations	(21.37)	(1.64)	8.71	13.31	(6.62)
Less distributions from:
Net realized gains	—	(4.93)	(2.51)	—	—
Total distributions	—	(4.93)	(2.51)	—	—
Net asset value, end of period	$43.84	$65.21	$71.78	$65.58	$52.27

Total Return	(32.77%)	(2.33%)	13.38%	25.46%	(11.24%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,430	$7,525	$15,523	$31,750	$25,046
Ratios to average net assets:
Net investment income (loss)	(0.63%)	(0.99%)	(0.80%)	(0.75%)	(0.49%)
Total expenses	1.63%	1.61%	1.53%	1.53%	1.50%
Portfolio turnover rate	628%	421%	643%	818%	309%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.

50 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2020

S&P SMALLCAP 600® PURE VALUE FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for small-cap value securities on a daily basis. The Fund’s current benchmark is the S&P SmallCap 600® Pure Value Index (the “underlying index”).

For the year ended March 31, 2020, S&P SmallCap 600 Pure Value Fund H-Class returned -47.87%, compared with a return of -46.25% for the underlying index. The Fund maintained a daily correlation of over 99% to its benchmark for the period.

The sectors contributing the most to the return of the underlying index for the year were Information Technology and Health Care. The sectors detracting the most from return were Energy, Consumer Discretionary, and Industrials.

The holdings contributing the most to the return of the underlying index for the period were Ultra Clean Holdings, Inc., Seneca Foods Corp. Class A, and M/I Homes, Inc. The holdings detracting the most from return were Gannett Co., Inc., Denbury Resources, Inc., and Gulfport Energy Corp.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	September 1, 2004
C-Class	February 20, 2004
H-Class	February 20, 2004

Ten Largest Holdings (% of Total Net Assets)
Consolidated Communications Holdings, Inc.	2.5%
Atlas Air Worldwide Holdings, Inc.	2.5%
SpartanNash Co.	2.4%
Southwestern Energy Co.	2.2%
Seneca Foods Corp. — Class A	2.0%
Andersons, Inc.	2.0%
Renewable Energy Group, Inc.	1.7%
Office Depot, Inc.	1.7%
INTL FCStone, Inc.	1.6%
Greenbrier Companies, Inc.	1.6%
Top Ten Total	20.2%

“Ten Largest Holdings” excludes any temporary cash investments.

THE RYDEX FUNDS ANNUAL REPORT | 51

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2020

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2020

	1 Year	5 Year	10 Year
A-Class Shares	(47.83%)	(12.17%)	(1.86%)
A-Class Shares with sales charge‡	(50.31%)	(13.02%)	(2.34%)
C-Class Shares	(48.24%)	(12.84%)	(2.61%)
C-Class Shares with CDSC§	(48.76%)	(12.84%)	(2.61%)
H-Class Shares	(47.87%)	(12.15%)	(1.88%)
S&P SmallCap 600 Pure Value Index	(46.25%)	(10.27%)	0.74%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P SmallCap 600 Pure Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class and H-Class shares only; performance for C-Class shares will vary due to differences in fee structure.

‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

52 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2020
S&P SMALLCAP 600® PURE VALUE FUND

	Shares	Value
COMMON STOCKS† - 99.8%

Consumer, Cyclical - 27.1%
Office Depot, Inc.	32,035	$52,537
MarineMax, Inc.*	4,097	42,691
Core-Mark Holding Company, Inc.	1,490	42,569
Anixter International, Inc.*	443	38,926
ScanSource, Inc.*	1,686	36,064
Abercrombie & Fitch Co. — Class A	3,646	33,142
Fossil Group, Inc.*	9,651	31,752
Big Lots, Inc.	2,044	29,066
Cooper-Standard Holdings, Inc.*	2,812	28,879
Titan International, Inc.	15,859	24,581
Movado Group, Inc.	2,063	24,385
Veritiv Corp.*	2,982	23,439
Vista Outdoor, Inc.*	2,339	20,583
Group 1 Automotive, Inc.	453	20,050
Daktronics, Inc.	3,989	19,666
Sonic Automotive, Inc. — Class A	1,455	19,322
Express, Inc.*	12,021	17,911
Red Robin Gourmet Burgers, Inc.*	2,080	17,722
Barnes & Noble Education, Inc.*	12,855	17,483
Genesco, Inc.*	1,295	17,275
Chico’s FAS, Inc.	13,111	16,913
Wabash National Corp.	2,328	16,808
Cooper Tire & Rubber Co.	986	16,072
Cato Corp. — Class A	1,436	15,322
Haverty Furniture Companies, Inc.	1,228	14,601
Conn’s, Inc.*	3,406	14,237
American Axle & Manufacturing Holdings, Inc.*	3,816	13,776
GameStop Corp. — Class A*,1	3,849	13,472
Signet Jewelers Ltd.	2,058	13,274
Ethan Allen Interiors, Inc.	1,280	13,081
Shoe Carnival, Inc.	619	12,857
Hawaiian Holdings, Inc.	1,046	10,920
Designer Brands, Inc. — Class A	2,188	10,896
Caleres, Inc.	2,032	10,566
Unifi, Inc.*	905	10,453
G-III Apparel Group Ltd.*	1,275	9,817
Lumber Liquidators Holdings, Inc.*	1,810	8,489
Tailored Brands, Inc.[1]	4,792	8,338
Garrett Motion, Inc.*	2,389	6,833
J.C. Penney Company, Inc.*	18,838	6,782
Michaels Companies, Inc.*	3,527	5,714
Vera Bradley, Inc.*	1,268	5,224
Tupperware Brands Corp.	3,158	5,116
Total Consumer, Cyclical		817,604

Consumer, Non-cyclical - 18.8%
SpartanNash Co.	5,061	72,473
Seneca Foods Corp. — Class A*	1,510	60,068
Andersons, Inc.	3,156	59,175
Fresh Del Monte Produce, Inc.	1,682	46,440
Kelly Services, Inc. — Class A	3,583	45,468
Invacare Corp.	5,154	38,294
Magellan Health, Inc.*	576	27,712
United Natural Foods, Inc.*	3,011	27,641
Universal Corp.	619	27,366
B&G Foods, Inc.[1]	1,432	25,905
Lannett Company, Inc.*	3,514	24,422
TrueBlue, Inc.*	1,663	21,220
Owens & Minor, Inc.	2,240	20,496
ABM Industries, Inc.	781	19,025
Central Garden & Pet Co. — Class A*	641	16,391
Green Dot Corp. — Class A*	623	15,818
Team, Inc.*	2,108	13,702
Central Garden & Pet Co.*	156	4,290
Total Consumer, Non-cyclical		565,906

Industrial - 18.1%
Atlas Air Worldwide Holdings, Inc.*	2,931	75,239
Greenbrier Companies, Inc.	2,644	46,905
Echo Global Logistics, Inc.*	2,503	42,751
Olympic Steel, Inc.	4,120	42,642
Sanmina Corp.*	1,563	42,638
ArcBest Corp.	2,361	41,365
TimkenSteel Corp.*	7,651	24,713
TTM Technologies, Inc.*	2,373	24,537
Hub Group, Inc. — Class A*	537	24,417
Granite Construction, Inc.	1,595	24,212
Boise Cascade Co.	833	19,808
Bel Fuse, Inc. — Class B	1,981	19,295
Briggs & Stratton Corp.	10,163	18,395
Arcosa, Inc.	457	18,161
Lydall, Inc.*	2,779	17,952
LSB Industries, Inc.*	6,099	12,808
Aegion Corp. — Class A*	697	12,497
Trinseo S.A.	686	12,424
Applied Optoelectronics, Inc.*	1,371	10,406
US Concrete, Inc.*	470	8,526
DXP Enterprises, Inc.*	419	5,137
Total Industrial		544,828

Energy - 14.3%
Southwestern Energy Co.*,1	38,864	65,680
Renewable Energy Group, Inc.*	2,560	52,557
Exterran Corp.*	8,345	40,056
Green Plains, Inc.	4,461	21,636
CONSOL Energy, Inc.*	5,847	21,575
Bonanza Creek Energy, Inc.*	1,857	20,891
SunCoke Energy, Inc.	5,161	19,870
Era Group, Inc.*	3,063	16,326
Matrix Service Co.*	1,576	14,925
ProPetro Holding Corp.*	5,533	13,832
Gulfport Energy Corp.*	29,256	13,010
RPC, Inc.[1]	5,840	12,030
Denbury Resources, Inc.*	64,783	11,959
Range Resources Corp.[1]	5,217	11,895
TETRA Technologies, Inc.*	34,719	11,110
Warrior Met Coal, Inc.	910	9,664
Whiting Petroleum Corp.*	13,826	9,269
Oasis Petroleum, Inc.*	25,112	8,789
HighPoint Resources Corp.*	38,799	7,372

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 53

SCHEDULE OF INVESTMENTS (continued)	March 31, 2020
S&P SMALLCAP 600® PURE VALUE FUND

	Shares	Value
Laredo Petroleum, Inc.*	19,331	$7,342
KLX Energy Services Holdings, Inc.*	10,317	7,222
US Silica Holdings, Inc.	3,788	6,818
SM Energy Co.	5,220	6,368
Noble Corporation plc*	20,667	5,374
Valaris plc*	8,505	3,828
Oceaneering International, Inc.*	1,188	3,493
Nabors Industries Ltd.	8,796	3,431
Oil States International, Inc.*	1,585	3,218
Total Energy		429,540

Financial - 11.8%
INTL FCStone, Inc.*	1,335	48,407
EZCORP, Inc. — Class A*	10,716	44,686
FGL Holdings	3,410	33,418
iStar, Inc. REIT	2,307	24,477
American Equity Investment Life Holding Co.	975	18,330
Stewart Information Services Corp.	669	17,842
Realogy Holdings Corp.	5,845	17,594
United Insurance Holdings Corp.	1,494	13,805
Encore Capital Group, Inc.*	561	13,116
Horace Mann Educators Corp.	339	12,404
Third Point Reinsurance Ltd.*	1,551	11,493
United Fire Group, Inc.	325	10,598
Simmons First National Corp. — Class A	554	10,194
Hope Bancorp, Inc.	1,199	9,856
Opus Bank	554	9,601
Cedar Realty Trust, Inc. REIT	9,723	9,072
Customers Bancorp, Inc.*	809	8,842
Cadence BanCorp	1,304	8,541
Pacific Premier Bancorp, Inc.	423	7,969
Ready Capital Corp. REIT	999	7,213
Hersha Hospitality Trust REIT	1,945	6,963
Berkshire Hills Bancorp, Inc.	466	6,925
CBL & Associates Properties, Inc. REIT*	18,699	3,742
Total Financial		355,088

Communications - 4.6%
Consolidated Communications Holdings, Inc.	16,689	75,935
Gannett Company, Inc.	11,472	16,979
NETGEAR, Inc.*	734	16,765
Spok Holdings, Inc.	1,496	15,992
Scholastic Corp.	546	13,917
Total Communications		139,588

Basic Materials - 3.0%
Clearwater Paper Corp.*	933	20,349
Kraton Corp.*	2,375	19,237
AdvanSix, Inc.*	1,925	18,365
Century Aluminum Co.*	5,065	18,335
Rayonier Advanced Materials, Inc.	14,501	15,371
Total Basic Materials		91,657

Technology - 2.1%
Donnelley Financial Solutions, Inc.*	4,012	21,143
Unisys Corp.*	1,630	20,131
Pitney Bowes, Inc.	5,086	10,375
Photronics, Inc.*	1,006	10,322
Total Technology		61,971

Total Common Stocks
(Cost $3,366,799)		3,006,182

RIGHTS††† - 0.0%
BASIC MATERIALS - 0.0%
A Schulman, Inc.*,2	1,520	—
Total Rights
(Cost $—)		—

	Face Amount
REPURCHASE AGREEMENTS††,3 - 0.3%
J.P. Morgan Securities LLC issued 03/31/20 at 0.01% due 04/01/20	$6,963	6,963
BofA Securities, Inc. issued 03/31/20 at 0.00% due 04/01/20	2,678	2,678
Total Repurchase Agreements
(Cost $9,641)		9,641

	Shares
SECURITIES LENDING COLLATERAL†,4 - 3.1%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.39%[5]	93,624	93,624
Total Securities Lending Collateral
(Cost $93,624)		93,624

Total Investments - 103.2%
(Cost $3,470,064)		$3,109,447
Other Assets & Liabilities, net - (3.2)%		(95,353)
Total Net Assets - 100.0%		$3,014,094

54 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2020
S&P SMALLCAP 600® PURE VALUE FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	All or a portion of this security is on loan at March 31, 2020 — See Note 7.
[2]	Security was fair valued by the Valuation Committee at March 31, 2020. The total market value of fair valued securities amounts to $0, (cost $0) or 0.0% of total net assets.
[3]	Repurchase Agreements — See Note 6.
[4]	Securities lending collateral — See Note 7.
[5]	Rate indicated is the 7-day yield as of March 31, 2020.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs		Total
Common Stocks	$3,006,182	$—	$—		$3,006,182
Rights	—	—	—	*	—
Repurchase Agreements	—	9,641	—		9,641
Securities Lending Collateral	93,624	—	—		93,624
Total Assets	$3,099,806	$9,641	$—		$3,109,447

*	Security has a market value of $0.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 55

S&P SMALLCAP 600® PURE VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2020

Assets:
Investments, at value - including $91,270 of securities loaned (cost $3,460,423)	$3,099,806
Repurchase agreements, at value (cost $9,641)	9,641
Cash	8,636
Receivables:
Dividends	3,123
Securities lending income	177
Total assets	3,121,383

Liabilities:
Payable for:
Return of securities lending collateral	93,624
Fund shares redeemed	5,805
Management fees	1,630
Transfer agent and administrative fees	789
Distribution and service fees	770
Portfolio accounting fees	217
Trustees’ fees*	60
Miscellaneous	4,394
Total liabilities	107,289
Commitments and contingent liabilities (Note 11)	—
Net assets	$3,014,094

Net assets consist of:
Paid in capital	$11,488,205
Total distributable earnings (loss)	(8,474,111)
Net assets	$3,014,094

A-Class:
Net assets	$935,644
Capital shares outstanding	69,362
Net asset value per share	$13.49
Maximum offering price per share (Net asset value divided by 95.25%)	$14.16

C-Class:
Net assets	$571,438
Capital shares outstanding	49,855
Net asset value per share	$11.46

H-Class:
Net assets	$1,507,012
Capital shares outstanding	112,051
Net asset value per share	$13.45

STATEMENT OF OPERATIONS
Year Ended March 31, 2020

Investment Income:
Dividends	$122,795
Interest	1,322
Income from securities lending, net	8,910
Total investment income	133,027

Expenses:
Management fees	83,092
Distribution and service fees:
A-Class	3,147
C-Class	5,279
H-Class	23,230
Transfer agent and administrative fees	27,942
Registration fees	12,019
Portfolio accounting fees	11,079
Professional fees	6,581
Trustees’ fees*	2,913
Printing fees	2,622
Custodian fees	1,576
Line of credit fees	290
Miscellaneous	5,715
Total expenses	185,485
Net investment loss	(52,458)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(777,560)
Net realized loss	(777,560)
Net change in unrealized appreciation (depreciation) on:
Investments	(1,353,130)
Net change in unrealized appreciation (depreciation)	(1,353,130)
Net realized and unrealized loss	(2,130,690)
Net decrease in net assets resulting from operations	$(2,183,148)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

56 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P SMALLCAP 600® PURE VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2020	Year Ended March 31, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$(52,458)	$4,020
Net realized loss on investments	(777,560)	(597,081)
Net change in unrealized appreciation (depreciation) on investments	(1,353,130)	112,414
Net decrease in net assets resulting from operations	(2,183,148)	(480,647)

Capital share transactions:
Proceeds from sale of shares
A-Class	1,507,622	3,963,689
C-Class	873,764	1,906,223
H-Class	136,769,330	90,671,854
Cost of shares redeemed
A-Class	(1,281,826)	(3,227,735)
C-Class	(1,203,729)	(2,343,774)
H-Class	(142,913,535)	(88,932,802)
Net increase (decrease) from capital share transactions	(6,248,374)	2,037,455
Net increase (decrease) in net assets	(8,431,522)	1,556,808

Net assets:
Beginning of year	11,445,616	9,888,808
End of year	$3,014,094	$11,445,616

Capital share activity:
Shares sold
A-Class	67,970	137,867
C-Class	58,172	76,965
H-Class	5,501,520	3,174,393
Shares redeemed
A-Class	(50,006)	(114,025)
C-Class	(55,955)	(93,594)
H-Class	(5,740,669)	(3,098,645)
Net increase (decrease) in shares	(218,968)	82,961

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 57

S&P SMALLCAP 600® PURE VALUE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016
Per Share Data
Net asset value, beginning of period	$25.86	$27.64	$27.24	$23.16	$25.81
Income (loss) from investment operations:
Net investment income (loss)[a]	(.10)	.06	(.08)	(.14)	(.10)
Net gain (loss) on investments (realized and unrealized)	(12.27)	(1.84)	.48	4.22	(2.55)
Total from investment operations	(12.37)	(1.78)	.40	4.08	(2.65)
Net asset value, end of period	$13.49	$25.86	$27.64	$27.24	$23.16

Total Return[b]	(47.83%)	(6.44%)	1.47%	17.62%	(10.27%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$936	$1,329	$762	$1,720	$1,113
Ratios to average net assets:
Net investment income (loss)	(0.42%)	0.21%	(0.30%)	(0.50%)	(0.42%)
Total expenses	1.63%	1.62%	1.53%	1.53%	1.50%
Portfolio turnover rate	1,104%	534%	1,832%	1,449%	417%

C-Class	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016
Per Share Data
Net asset value, beginning of period	$22.14	$23.84	$23.68	$20.28	$22.78
Income (loss) from investment operations:
Net investment income (loss)[a]	(.25)	(.13)	(.21)	(.28)	(.24)
Net gain (loss) on investments (realized and unrealized)	(10.43)	(1.57)	.37	3.68	(2.26)
Total from investment operations	(10.68)	(1.70)	.16	3.40	(2.50)
Net asset value, end of period	$11.46	$22.14	$23.84	$23.68	$20.28

Total Return[b]	(48.24%)	(7.13%)	0.68%	16.77%	(10.97%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$571	$1,055	$1,532	$1,778	$1,847
Ratios to average net assets:
Net investment income (loss)	(1.20%)	(0.53%)	(0.90%)	(1.26%)	(1.17%)
Total expenses	2.38%	2.36%	2.28%	2.28%	2.25%
Portfolio turnover rate	1,104%	534%	1,832%	1,449%	417%

58 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P SMALLCAP 600® PURE VALUE FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016
Per Share Data
Net asset value, beginning of period	$25.80	$27.57	$27.13	$23.07	$25.71
Income (loss) from investment operations:
Net investment income (loss)[a]	(.11)	.02	(.09)	(.12)	(.07)
Net gain (loss) on investments (realized and unrealized)	(12.24)	(1.79)	.53	4.18	(2.57)
Total from investment operations	(12.35)	(1.77)	.44	4.06	(2.64)
Net asset value, end of period	$13.45	$25.80	$27.57	$27.13	$23.07

Total Return	(47.87%)	(6.42%)	1.62%	17.60%	(10.27%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,507	$9,062	$7,595	$19,782	$18,071
Ratios to average net assets:
Net investment income (loss)	(0.44%)	0.06%	(0.32%)	(0.47%)	(0.32%)
Total expenses	1.64%	1.62%	1.53%	1.53%	1.50%
Portfolio turnover rate	1,104%	534%	1,832%	1,449%	417%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 59

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2020

EUROPE 1.25x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of a specific benchmark. The Fund’s current benchmark is 125% of the fair value of the STOXX® Europe 50 Index (the “underlying index”).

For the one year period ended March 31, 2020, Europe 1.25x Strategy Fund maintained a daily correlation of over 99% to its benchmark of 125% of the daily price movement of the underlying index. Europe 1.25x Strategy Fund H-Class returned -18.28% while the underlying index returned -11.52% over the same period.

No sector contributed to the return of the underlying index for the period. The sectors detracting the most from return were Financials, Industrials, and Consumer Staples.

The holdings contributing the most to the return of the underlying index for the period were Nestle S.A., ASML Holding N.V., and Roche Holding AG. The holdings detracting the most from return were BP Plc, HSBE Holdings Plc, and Banco Santander S.A.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes. Derivatives performed as expected.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration Fund, Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II and Guggenheim Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee but the Fund’s adviser has agreed to waive fees to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such affiliated fund. For the one year period ended March 31, 2020, investment in the Short Term Investment Vehicles benefited Fund performance.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

60 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2020

Inception Dates:
A-Class	March 31, 2004
C-Class	May 10, 2001
H-Class	May 8, 2000

Country Diversification

Country	% of Long-Term Investments
United Kingdom	30.2%
Switzerland	24.0%
France	18.4%
Germany	12.1%
Netherlands	5.5%
Italy	3.0%
Denmark	2.9%
Spain	2.7%
Other	1.2%
Total Long-Term Investments	100.0%

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	14.5%
Guggenheim Ultra Short Duration Fund — Institutional Class	13.6%
Nestle S.A. ADR	2.1%
Roche Holding AG ADR	1.6%
Novartis AG ADR	1.4%
SAP SE ADR	0.8%
AstraZeneca plc ADR	0.8%
HSBC Holdings plc ADR	0.8%
ASML Holding N.V. — Class G	0.7%
Novo Nordisk A/S ADR	0.7%
Top Ten Total	37.0%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2020

	1 Year	5 Year	10 Year
A-Class Shares	(18.25%)	(3.75%)	(0.93%)
A-Class Shares with sales charge‡	(22.13%)	(4.69%)	(1.41%)
C-Class Shares	(18.79%)	(4.42%)	(1.74%)
C-Class Shares with CDSC§	(19.60%)	(4.42%)	(1.74%)
H-Class Shares	(18.28%)	(3.72%)	(1.01%)
STOXX Europe 50 Index	(11.52%)	(0.85%)	1.65%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The STOXX Europe 50 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class and H-Class shares only; performance for C-Class shares will vary due to differences in fee structure.

‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 61

SCHEDULE OF INVESTMENTS	March 31, 2020
EUROPE 1.25x STRATEGY FUND

	Shares	Value
COMMON STOCKS† - 24.3%

Consumer, Non-cyclical - 11.5%
Nestle S.A. ADR	379	$39,033
Roche Holding AG ADR	716	29,048
Novartis AG ADR	305	25,147
AstraZeneca plc ADR	331	14,782
Novo Nordisk A/S ADR	219	13,184
Sanofi ADR	289	12,635
GlaxoSmithKline plc ADR	317	12,011
British American Tobacco plc ADR	288	9,847
Diageo plc ADR	74	9,407
Unilever N.V. — Class Y	174	8,489
L’Oreal S.A. ADR	155	8,138
Unilever plc ADR	147	7,434
Bayer AG ADR[1]	501	7,250
Reckitt Benckiser Group plc ADR	464	7,148
RELX plc ADR	251	5,371
Anheuser-Busch InBev S.A. ADR[1]	108	4,765
Total Consumer, Non-cyclical		213,689

Financial - 3.4%
HSBC Holdings plc ADR	527	14,761
Allianz SE ADR*	534	9,051
Zurich Insurance Group AG ADR	192	6,777
Banco Santander S.A. ADR	2,135	5,017
AXA S.A. ADR	261	4,513
BNP Paribas S.A. ADR	296	4,458
UBS Group AG*	455	4,213
Prudential plc ADR	165	4,089
Lloyds Banking Group plc ADR	2,351	3,550
Intesa Sanpaolo SpA ADR	345	3,392
ING Groep N.V. ADR	501	2,580
Total Financial		62,401

Energy - 1.9%
Total S.A. ADR	331	12,326
BP plc ADR	432	10,537
Royal Dutch Shell plc — Class A ADR	263	9,176
Eni SpA ADR	161	3,191
Total Energy		35,230

Industrial - 1.8%
Siemens AG ADR	205	8,610
Schneider Electric SE ADR	348	5,951
Vinci S.A. ADR	282	5,747
Airbus SE ADR	296	4,780
Safran S.A. ADR	184	4,013
ABB Ltd. ADR	226	3,901
Total Industrial		33,002

Basic Materials - 1.7%
Linde plc	70	12,110
Air Liquide S.A. ADR	304	7,705
Rio Tinto plc ADR	135	6,150
BASF SE ADR	474	5,546
Total Basic Materials		31,511
Technology - 1.6%
SAP SE ADR[1]	139	15,360
ASML Holding N.V. — Class G	53	13,867
Total Technology		29,227

Utilities - 1.0%
Iberdrola S.A. ADR	189	7,353
Enel SpA ADR	998	7,006
National Grid plc ADR	88	5,128
Total Utilities		19,487

Consumer, Cyclical - 0.9%
LVMH Moet Hennessy Louis Vuitton SE ADR	169	12,576
Daimler AG ADR	433	3,217
Total Consumer, Cyclical		15,793

Communications - 0.5%
Deutsche Telekom AG ADR*	412	5,331
Vodafone Group plc ADR	339	4,668
Total Communications		9,999

Total Common Stocks
(Cost $434,463)		450,339

MUTUAL FUNDS† - 28.1%
Guggenheim Strategy Fund II2	11,196	269,269
Guggenheim Ultra Short Duration Fund — Institutional Class[2]	25,819	252,254
Total Mutual Funds
(Cost $534,490)		521,523

	Face Amount
U.S. TREASURY BILLS†† - 7.2%
U.S. Treasury Bills
0.50% due 04/30/20[3,4]	$133,000	132,994
Total U.S. Treasury Bills
(Cost $132,945)		132,994

REPURCHASE AGREEMENTS††,5 - 18.8%
J.P. Morgan Securities LLC issued 03/31/20 at 0.01% due 04/01/20	252,383	252,383
BofA Securities, Inc. issued 03/31/20 at 0.00% due 04/01/20	97,071	97,071
Total Repurchase Agreements
(Cost $349,454)		349,454

62 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2020
EUROPE 1.25x STRATEGY FUND

	Shares	Value
SECURITIES LENDING COLLATERAL†,6 - 1.1%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.39%[7]	21,155	$21,155
Total Securities Lending Collateral
(Cost $21,155)		21,155

Total Investments - 79.5%
(Cost $1,472,507)		$1,475,465
Other Assets & Liabilities, net - 20.5%		381,548
Total Net Assets - 100.0%		$1,857,013

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)**
Equity Futures Contracts Purchased†
STOXX Europe 50 Index Futures Contracts	62	Jun 2020	$1,821,318	$160,993

Currency Futures Contracts Purchased†
Euro FX Futures Contracts	14	Jun 2020	1,936,113	(16,004)

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at March 31, 2020 — See Note 7.
[2]	Affiliated issuer.
[3]	All or a portion of this security is pledged as futures collateral at March 31, 2020.
[4]	Rate indicated is the effective yield at the time of purchase.
[5]	Repurchase Agreements — See Note 6.
[6]	Securities lending collateral — See Note 7.
[7]	Rate indicated is the 7-day yield as of March 31, 2020.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 63

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2020
EUROPE 1.25x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$450,339	$—	$—	$450,339
Mutual Funds	521,523	—	—	521,523
U.S. Treasury Bills	—	132,994	—	132,994
Repurchase Agreements	—	349,454	—	349,454
Securities Lending Collateral	21,155	—	—	21,155
Equity Futures Contracts**	160,993	—	—	160,993
Total Assets	$1,154,010	$482,448	$—	$1,636,458

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Currency Futures Contracts**	$16,004	$—	$—	$16,004

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2019, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180419000405/gug78512-ncsr.htm.

Transactions during the year ended March 31, 2020, in which the company is an affiliated issuer, were as follows:

Security Name	Value 03/31/19	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 03/31/20	Shares 03/31/20	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$1,602,092	$3,400,000	$(4,720,000)	$(8,723)	$(4,100)	$269,269	11,196	$38,376
Guggenheim Ultra Short Duration Fund — Institutional Class	1,659,329	3,300,000	(4,700,000)	(2,394)	(4,681)	252,254	25,819	32,774
	$3,261,421	$6,700,000	$(9,420,000)	$(11,117)	$(8,781)	$521,523		$71,150

64 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

EUROPE 1.25x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2020

Assets:
Investments in unaffiliated issuers, at value - including $20,492 of securities loaned (cost $588,563)	$604,488
Investments in affiliated issuers, at value (cost $534,490)	521,523
Repurchase agreements, at value (cost $349,454)	349,454
Foreign currency, at value (cost $195,794)	196,093
Cash	84,498
Segregated cash with broker	286,032
Receivables:
Foreign tax reclaims	17,600
Dividends	2,158
Fund shares sold	1,270
Securities lending income	8
Total assets	2,063,124

Liabilities:
Payable for:
Fund shares redeemed	178,930
Return of securities lending collateral	21,155
Management fees	1,033
Transfer agent and administrative fees	435
Distribution and service fees	391
Variation margin on futures contracts	272
Portfolio accounting fees	121
Trustees’ fees*	32
Miscellaneous	3,742
Total liabilities	206,111
Commitments and contingent liabilities (Note 11)	—
Net assets	$1,857,013

Net assets consist of:
Paid in capital	$2,248,906
Total distributable earnings (loss)	(391,893)
Net assets	$1,857,013

A-Class:
Net assets	$217,337
Capital shares outstanding	3,136
Net asset value per share	$69.30
Maximum offering price per share (Net asset value divided by 95.25%)	$72.76

C-Class:
Net assets	$296,100
Capital shares outstanding	5,084
Net asset value per share	$58.24

H-Class:
Net assets	$1,343,576
Capital shares outstanding	19,531
Net asset value per share	$68.79

STATEMENT OF OPERATIONS
Year Ended March 31, 2020

Investment Income:
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $5,801)	$71,623
Dividends from securities of affiliated issuers	71,150
Interest	83,866
Income from securities lending, net	1,326
Total investment income	227,965

Expenses:
Management fees	84,784
Distribution and service fees:
A-Class	380
C-Class	682
H-Class	23,000
Transfer agent and administrative fees	23,684
Portfolio accounting fees	9,420
Registration fees	6,759
Professional fees	4,535
Printing fees	3,920
Pricing fees	2,183
Licensing fees	2,122
Trustees’ fees*	1,911
Custodian fees	1,141
Line of credit fees	4
Miscellaneous	5,341
Total expenses	169,866
Less:
Expenses waived by Adviser	(3,356)
Net expenses	166,510
Net investment income	61,455

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	230,492
Investments in affiliated issuers	(11,117)
Futures contracts	(85,515)
Foreign currency transactions	6,718
Net realized gain	140,578
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(156,227)
Investments in affiliated issuers	(8,781)
Futures contracts	85,388
Foreign currency translations	256
Net change in unrealized appreciation (depreciation)	(79,364)
Net realized and unrealized gain	61,214
Net increase in net assets resulting from operations	$122,669

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 65

EUROPE 1.25x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2020	Year Ended March 31, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment income	$61,455	$62,717
Net realized gain (loss) on investments	140,578	(586,715)
Net change in unrealized appreciation (depreciation) on investments	(79,364)	7,390
Net increase (decrease) in net assets resulting from operations	122,669	(516,608)

Distributions to shareholders:
A-Class	(1,228)	(11,761)
C-Class	(1,486)	(5,085)
H-Class	(58,704)	(138,834)
Total distributions to shareholders	(61,418)	(155,680)

Capital share transactions:
Proceeds from sale of shares
A-Class	260,090	113,776
C-Class	1,532,352	1,056,521
H-Class	341,054,759	190,754,647
Distributions reinvested
A-Class	999	9,063
C-Class	1,157	5,085
H-Class	57,686	136,099
Cost of shares redeemed
A-Class	(241,632)	(311,969)
C-Class	(1,307,652)	(1,209,501)
H-Class	(377,010,299)	(156,987,688)
Net increase (decrease) from capital share transactions	(35,652,540)	33,566,033
Net increase (decrease) in net assets	(35,591,289)	32,893,745

Net assets:
Beginning of year	37,448,302	4,554,557
End of year	$1,857,013	$37,448,302

Capital share activity:
Shares sold
A-Class	3,600	1,280
C-Class	21,584	13,646
H-Class	3,874,912	2,140,485
Shares issued from reinvestment of distributions
A-Class	11	121
C-Class	15	80
H-Class	633	1,829
Shares redeemed
A-Class	(2,632)	(3,484)
C-Class	(16,852)	(15,670)
H-Class	(4,296,290)	(1,744,293)
Net increase (decrease) in shares	(415,019)	393,994

66 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

EUROPE 1.25x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017[e]	Year Ended March 31, 2016[e]
Per Share Data
Net asset value, beginning of period	$85.18	$94.56	$84.99	$78.10	$93.32
Income (loss) from investment operations:
Net investment income (loss)[a]	.63	1.70	.82	1.08	(.06)
Net gain (loss) on investments (realized and unrealized)	(16.07)[f]	(4.78)	8.99	6.51	(14.44)
Total from investment operations	(15.44)	(3.08)	9.81	7.59	(14.50)
Less distributions from:
Net investment income	(.44)	(6.30)	(.24)	(.70)	(.72)
Total distributions	(.44)	(6.30)	(.24)	(.70)	(.72)
Net asset value, end of period	$69.30	$85.18	$94.56	$84.99	$78.10

Total Return[b]	(18.25%)	(2.32%)	11.53%	9.83%	(15.58%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$217	$184	$401	$417	$859
Ratios to average net assets:
Net investment income (loss)	0.72%	1.89%	0.88%	1.35%	(0.08%)
Total expenses[c]	1.77%	1.76%	1.71%	1.72%	1.67%
Net expenses[d]	1.73%	1.76%	1.71%	1.72%	1.67%
Portfolio turnover rate	1,787%	1,411%	422%	1,616%	920%

C-Class	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017[e]	Year Ended March 31, 2016[e]
Per Share Data
Net asset value, beginning of period	$72.13	$81.77	$74.07	$68.62	$82.63
Income (loss) from investment operations:
Net investment income (loss)[a]	(.18)	.96	(.09)	.35	(.54)
Net gain (loss) on investments (realized and unrealized)	(13.27)[f]	(4.30)	8.03	5.80	(12.75)
Total from investment operations	(13.45)	(3.34)	7.94	6.15	(13.29)
Less distributions from:
Net investment income	(.44)	(6.30)	(.24)	(.70)	(.72)
Total distributions	(.44)	(6.30)	(.24)	(.70)	(.72)
Net asset value, end of period	$58.24	$72.13	$81.77	$74.07	$68.62

Total Return[b]	(18.79%)	(3.04%)	10.70%	9.09%	(16.14%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$296	$24	$187	$840	$440
Ratios to average net assets:
Net investment income (loss)	(0.25%)	1.22%	(0.11%)	0.50%	(0.64%)
Total expenses[c]	2.49%	2.50%	2.46%	2.49%	2.42%
Net expenses[d]	2.45%	2.50%	2.46%	2.49%	2.42%
Portfolio turnover rate	1,787%	1,411%	422%	1,616%	920%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 67

EUROPE 1.25x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017[e]	Year Ended March 31, 2016[e]
Per Share Data
Net asset value, beginning of period	$84.58	$93.89	$84.38	$77.38	$92.50
Income (loss) from investment operations:
Net investment income (loss)[a]	.58	1.26	1.02	.46	.18
Net gain (loss) on investments (realized and unrealized)	(15.93)[f]	(4.27)	8.73	7.24	(14.58)
Total from investment operations	(15.35)	(3.01)	9.75	7.70	(14.40)
Less distributions from:
Net investment income	(.44)	(6.30)	(.24)	(.70)	(.72)
Total distributions	(.44)	(6.30)	(.24)	(.70)	(.72)
Net asset value, end of period	$68.79	$84.58	$93.89	$84.38	$77.38

Total Return	(18.28%)	(2.28%)	11.55%	10.06%	(15.64%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,344	$37,240	$3,967	$6,439	$4,533
Ratios to average net assets:
Net investment income (loss)	0.66%	1.42%	1.09%	0.59%	0.19%
Total expenses[c]	1.80%	1.76%	1.71%	1.73%	1.66%
Net expenses[d]	1.76%	1.76%	1.71%	1.73%	1.66%
Portfolio turnover rate	1,787%	1,411%	422%	1,616%	920%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	Reverse share split — Per share amounts for the periods presented through March 31, 2017 have been restated to reflect a 1:6 reverse share split effective October 28, 2016.
[f]

The amount shown for a share outstanding throughout the period does not accord with the aggregate net gains on investments for the year because of the sales and repurchases of fund shares in relation to fluctuating market value of the investments of the Fund.

68 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2020

JAPAN 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of a specific benchmark. The Fund’s current benchmark is 200% of the fair value of the Nikkei-225 Stock Average Index (the “underlying index”).

For the one year period ended March 31, 2020, Japan 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of 200% of the daily price movement of the fair value of the underlying index. Japan 2x Strategy Fund H-Class returned -20.17%, while the underlying index returned -8.32% over the same time period.

The sectors contributing the most to the return of the underlying index for the period were Information Technology and Health Care. The sectors detracting the most from return were Industrials, Financials, and Materials.

The holdings contributing the most to the return of the underlying index for the period were Fast Retailing Co. Ltd., Tokyo Electron Ltd., and Advantest Corp. Those detracting most from return were SoftBank Group Corp., Mitsubishi UFJ Financial Group, Inc., and Sumitomo Mitsui Financial Group, Inc.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes. Derivatives performed as expected.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration Fund, Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II and Guggenheim Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee but the Fund’s adviser has agreed to waive fees to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such affiliated fund. For the one year period ended March 31, 2020, investment in the Short Term Investment Vehicles benefited Fund performance.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

THE RYDEX FUNDS ANNUAL REPORT | 69

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2020

Inception Dates:
A-Class	February 22, 2008
C-Class	February 22, 2008
H-Class	February 22, 2008

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Ultra Short Duration Fund — Institutional Class	16.5%
Guggenheim Strategy Fund II	16.0%
Total	32.5%

“Largest Holdings” excludes any temporary cash or derivative investments.

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2020

	1 Year	5 Year	10 Year
A-Class Shares	(20.15%)	1.29%	4.18%
A-Class Shares with sales charge‡	(23.94%)	0.31%	3.67%
C-Class Shares	(20.75%)	0.53%	3.47%
C-Class Shares with CDSC§	(21.53%)	0.53%	3.47%
H-Class Shares	(20.17%)	1.36%	4.26%
Nikkei-225 Stock Average Index	(8.32%)	1.85%	3.99%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Nikkei-225 Stock Average Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class and H-Class shares only; performance for C-Class shares will vary due to differences in fee structure.

‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

70 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2020
JAPAN 2x STRATEGY FUND

	Shares	Value
MUTUAL FUNDS† - 32.4%
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	16,474	$160,954
Guggenheim Strategy Fund II1	6,492	156,143
Total Mutual Funds
(Cost $325,163)		317,097

	Face Amount
FEDERAL AGENCY NOTES†† - 20.4%
Federal Farm Credit Bank
0.45% (U.S. Prime Rate - 2.80%, Rate Floor: 0.00%) due 03/14/22[2]	$100,000	100,220
0.38% (3 Month U.S. Treasury Bill Rate + 0.29%, Rate Floor: 0.00%) due 04/11/22[2]	100,000	99,836
Total Federal Agency Notes
(Cost $200,000)		200,056

U.S. TREASURY BILLS†† - 13.7%
U.S. Treasury Bills
0.50% due 04/30/20[3,4]	134,000	133,994
Total U.S. Treasury Bills
(Cost $133,945)		133,994

REPURCHASE AGREEMENTS††,5 - 19.1%
J.P. Morgan Securities LLC issued 03/31/20 at 0.01% due 04/01/20	134,819	134,819
BofA Securities, Inc. issued 03/31/20 at 0.00% due 04/01/20	51,853	51,853
Total Repurchase Agreements
(Cost $186,672)		186,672

Total Investments - 85.6%
(Cost $845,780)		$837,819
Other Assets & Liabilities, net - 14.4%		140,434
Total Net Assets - 100.0%		$978,253

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)**
Currency Futures Contracts Purchased†
Japanese Yen Futures Contracts	17	Jun 2020	$1,982,625	$29,735

Equity Futures Contracts Purchased†
Nikkei 225 (CME) Index Futures Contracts	21	Jun 2020	1,990,800	(52,426)

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]

Variable rate security. Rate indicated is the rate effective at March 31, 2020. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[3]	All or a portion of this security is pledged as futures collateral at March 31, 2020.
[4]	Rate indicated is the effective yield at the time of purchase.
[5]	Repurchase Agreements — See Note 6.
CME — Chicago Mercantile Exchange

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 71

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2020
JAPAN 2x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$317,097	$—	$—	$317,097
Federal Agency Notes	—	200,056	—	200,056
U.S. Treasury Bills	—	133,994	—	133,994
Repurchase Agreements	—	186,672	—	186,672
Currency Futures Contracts**	29,735	—	—	29,735
Total Assets	$346,832	$520,722	$—	$867,554

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Futures Contracts**	$52,426	$—	$—	$52,426

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2019, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180419000405/gug78512-ncsr.htm.

Transactions during the year ended March 31, 2020, in which the company is an affiliated issuer, were as follows:

Security Name	Value 03/31/19	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 03/31/20	Shares 03/31/20	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$551,937	$—	$(390,000)	$(2,975)	$(2,819)	$156,143	6,492	$14,561
Guggenheim Ultra Short Duration Fund — Institutional Class	544,826	—	(380,000)	(1,497)	(2,375)	160,954	16,474	10,204
	$1,096,763	$—	$(770,000)	$(4,472)	$(5,194)	$317,097		$24,765

72 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

JAPAN 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2020

Assets:
Investments in unaffiliated issuers, at value (cost $333,945)	$334,050
Investments in affiliated issuers, at value (cost $325,163)	317,097
Repurchase agreements, at value (cost $186,672)	186,672
Cash	149,657
Segregated cash with broker	35,275
Receivables:
Dividends	922
Interest	355
Fund shares sold	300
Total assets	1,024,328

Liabilities:
Payable for:
Variation margin on futures contracts	31,944
Fund shares redeemed	11,469
Management fees	577
Transfer agent and administrative fees	288
Distribution and service fees	224
Portfolio accounting fees	85
Trustees’ fees*	23
Miscellaneous	1,465
Total liabilities	46,075
Commitments and contingent liabilities (Note 11)	—
Net assets	$978,253

Net assets consist of:
Paid in capital	$3,831,826
Total distributable earnings (loss)	(2,853,573)
Net assets	$978,253

A-Class:
Net assets	$140,544
Capital shares outstanding	1,480
Net asset value per share	$94.96
Maximum offering price per share (Net asset value divided by 95.25%)	$99.70

C-Class:
Net assets	$20,855
Capital shares outstanding	240
Net asset value per share	$87.00

H-Class:
Net assets	$816,854
Capital shares outstanding	8,536
Net asset value per share	$95.70

STATEMENT OF OPERATIONS
Year Ended March 31, 2020

Investment Income:
Dividends from securities of affiliated issuers	$24,765
Interest	22,787
Total investment income	47,552

Expenses:
Management fees	15,734
Distribution and service fees:
A-Class	617
C-Class	337
H-Class	4,544
Transfer agent and administrative fees	5,322
Portfolio accounting fees	2,097
Registration fees	1,799
Professional fees	617
Trustees’ fees*	449
Custodian fees	298
Line of credit fees	10
Miscellaneous	2,538
Total expenses	34,362
Less:
Expenses waived by Adviser	(1,043)
Net expenses	33,319
Net investment income	14,233

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	3,104
Investments in affiliated issuers	(4,472)
Futures contracts	(376,018)
Net realized loss	(377,386)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	190
Investments in affiliated issuers	(5,194)
Futures contracts	(1,783)
Net change in unrealized appreciation (depreciation)	(6,787)
Net realized and unrealized loss	(384,173)
Net decrease in net assets resulting from operations	$(369,940)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 73

JAPAN 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2020	Year Ended March 31, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment income	$14,233	$33,302
Net realized loss on investments	(377,386)	(316,418)
Net change in unrealized appreciation (depreciation) on investments	(6,787)	(411,313)
Net decrease in net assets resulting from operations	(369,940)	(694,429)

Distributions to shareholders:
A-Class	(2,129)	(900)
C-Class	(330)	(137)
H-Class	(17,851)	(12,057)
Total distributions to shareholders	(20,310)	(13,094)

Capital share transactions:
Proceeds from sale of shares
A-Class	444,621	172,222
C-Class	353,184	625,943
H-Class	26,008,199	120,323,537
Distributions reinvested
A-Class	1,354	583
C-Class	321	134
H-Class	14,464	11,391
Cost of shares redeemed
A-Class	(458,558)	(326,361)
C-Class	(353,755)	(662,832)
H-Class	(26,780,558)	(122,716,606)
Net decrease from capital share transactions	(770,728)	(2,571,989)
Net decrease in net assets	(1,160,978)	(3,279,512)

Net assets:
Beginning of year	2,139,231	5,418,743
End of year	$978,253	$2,139,231

Capital share activity:
Shares sold
A-Class	3,455	1,347
C-Class	2,897	5,185
H-Class	205,913	907,364
Shares issued from reinvestment of distributions
A-Class	9	5
C-Class	2	1
H-Class	98	95
Shares redeemed
A-Class	(3,747)	(2,550)
C-Class	(2,928)	(5,457)
H-Class	(213,175)	(927,706)
Net decrease in shares	(7,476)	(21,716)

74 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

JAPAN 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017[e]	Year Ended March 31, 2016[e]
Per Share Data
Net asset value, beginning of period	$119.96	$136.57	$102.24	$78.81	$93.15
Income (loss) from investment operations:
Net investment income (loss)[a]	.91	1.22	(.03)	(.74)	(1.12)
Net gain (loss) on investments (realized and unrealized)	(24.67)	(17.32)	38.80 [f]	24.17	(13.22)
Total from investment operations	(23.76)	(16.10)	38.77	23.43	(14.34)
Less distributions from:
Net investment income	(1.24)	(.51)	—	—	—
Net realized gains	—	—	(4.44)	—	—
Total distributions	(1.24)	(.51)	(4.44)	—	—
Net asset value, end of period	$94.96	$119.96	$136.57	$102.24	$78.81

Total Return[b]	(20.15%)	(11.79%)	37.94%	29.73%	(15.41%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$141	$211	$404	$389	$351
Ratios to average net assets:
Net investment income (loss)	0.70%	0.93%	(0.02%)	(0.80%)	(1.22%)
Total expenses[c]	1.63%	1.58%	1.51%	1.52%	1.51%
Net expenses[d]	1.57%	1.56%	1.51%	1.52%	1.51%
Portfolio turnover rate	—	—	17%	1,225%	543%

C-Class	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017[e]	Year Ended March 31, 2016[e]
Per Share Data
Net asset value, beginning of period	$110.80	$127.14	$96.17	$74.63	$88.92
Income (loss) from investment operations:
Net investment income (loss)[a]	(.06)	.19	(.80)	(1.33)	(1.68)
Net gain (loss) on investments (realized and unrealized)	(22.50)	(16.02)	36.21 [f]	22.87	(12.61)
Total from investment operations	(22.56)	(15.83)	35.41	21.54	(14.29)
Less distributions from:
Net investment income	(1.24)	(.51)	—	—	—
Net realized gains	—	—	(4.44)	—	—
Total distributions	(1.24)	(.51)	(4.44)	—	—
Net asset value, end of period	$87.00	$110.80	$127.14	$96.17	$74.63

Total Return[b]	(20.75%)	(12.43%)	36.90%	28.74%	(16.06%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$21	$30	$69	$52	$56
Ratios to average net assets:
Net investment income (loss)	(0.05%)	0.16%	(0.68%)	(1.53%)	(1.91%)
Total expenses[c]	2.38%	2.33%	2.26%	2.27%	2.24%
Net expenses[d]	2.32%	2.31%	2.26%	2.27%	2.24%
Portfolio turnover rate	—	—	17%	1,225%	543%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 75

JAPAN 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017[e]	Year Ended March 31, 2016[e]
Per Share Data
Net asset value, beginning of period	$120.89	$137.58	$102.97	$79.15	$93.52
Income (loss) from investment operations:
Net investment income (loss)[a]	.90	1.09	(.12)	(.86)	(1.08)
Net gain (loss) on investments (realized and unrealized)	(24.85)	(17.27)	39.17 [f]	24.68	(13.29)
Total from investment operations	(23.95)	(16.18)	39.05	23.82	(14.37)
Less distributions from:
Net investment income	(1.24)	(.51)	—	—	—
Net realized gains	—	—	(4.44)	—	—
Total distributions	(1.24)	(.51)	(4.44)	—	—
Net asset value, end of period	$95.70	$120.89	$137.58	$102.97	$79.15

Total Return	(20.17%)	(11.76%)	37.95%	30.08%	(15.36%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$817	$1,898	$4,946	$3,145	$2,413
Ratios to average net assets:
Net investment income (loss)	0.69%	0.83%	(0.10%)	(0.95%)	(1.17%)
Total expenses[c]	1.63%	1.58%	1.50%	1.52%	1.49%
Net expenses[d]	1.58%	1.57%	1.50%	1.52%	1.49%
Portfolio turnover rate	—	—	17%	1,225%	543%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	Reverse share split — Per share amounts for the years presented through March 31, 2017 have been restated to reflect a 1:4 share split effective November 4, 2016.
[f]

The amount shown for a share outstanding throughout the period does not accord with the aggregate net losses on investments for the period because of the sales and repurchases of fund shares in relation to fluctuating market value of the investments of the Fund.

76 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2020

STRENGTHENING DOLLAR 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the performance of the U.S. Dollar Index® (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one year period ended March 31, 2020, Strengthening Dollar 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of 200% of the daily price movement of the underlying index. Strengthening Dollar 2x Strategy Fund H-Class returned 6.39%, compared with a return of 1.82% for its benchmark, the underlying index.

Contributing the most to performance of the underlying index for the year were the values of the U.S. Dollar relative to the British Pound, Euro, and Canadian Dollar. The values of the U.S. Dollar relative to the Japanese Yen and Swiss Franc detracted the most from performance.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes. Derivatives performed as expected.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration Fund, Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II and Guggenheim Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee but the Fund’s adviser has agreed to waive fees to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such affiliated fund. For the one year period ended March 31, 2020, investment in the Short Term Investment Vehicles benefited Fund performance.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

THE RYDEX FUNDS ANNUAL REPORT | 77

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2020

Inception Dates:
A-Class	May 25, 2005
C-Class	May 25, 2005
H-Class	May 25, 2005

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Ultra Short Duration Fund — Institutional Class	9.6%
Guggenheim Strategy Fund II	9.5%
Total	19.1%

“Largest Holdings” excludes any temporary cash or derivative investments.

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2020

	1 Year	5 Year	10 Year
A-Class Shares	6.38%	0.82%	1.68%
A-Class Shares with sales charge‡	1.32%	(0.16%)	1.19%
C-Class Shares	5.62%	0.07%	0.92%
C-Class Shares with CDSC§	4.62%	0.07%	0.92%
H-Class Shares	6.39%	0.82%	1.69%
U.S. Dollar Index	1.82%	0.14%	2.02%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The U.S. Dollar Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class and H-Class shares only; performance for C-Class shares will vary due to differences in fee structure.

‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

78 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2020
STRENGTHENING DOLLAR 2x STRATEGY FUND

	Shares	Value
MUTUAL FUNDS† - 19.1%
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	129,747	$1,267,630
Guggenheim Strategy Fund II1	52,018	1,251,036
Total Mutual Funds
(Cost $2,584,320)		2,518,666

	Face Amount
FEDERAL AGENCY NOTES†† - 9.0%
Federal Farm Credit Bank
0.45% (U.S. Prime Rate - 2.80%, Rate Floor: 0.00%) due 03/14/22[2]	$500,000	501,102
0.44% (U.S. Prime Rate - 2.81%, Rate Floor: 0.00%) due 05/20/22[2]	180,000	180,391
Fannie Mae
0.23% (U.S. Secured Overnight Financing Rate + 0.22%, Rate Floor: 0.00%) due 03/16/22[2]	500,000	499,010
Total Federal Agency Notes
(Cost $1,180,000)		1,180,503

U.S. TREASURY BILLS†† - 1.9%
U.S. Treasury Bills
0.50% due 04/30/20[3,4]	246,000	245,989
Total U.S. Treasury Bills
(Cost $245,900)		245,989

REPURCHASE AGREEMENTS††,5 - 37.7%
J.P. Morgan Securities LLC issued 03/31/20 at 0.01% due 04/01/20[6]	3,592,954	3,592,954
BofA Securities, Inc. issued 03/31/20 at 0.00% due 04/01/20[6]	1,381,905	1,381,905
Total Repurchase Agreements
(Cost $4,974,859)		4,974,859

Total Investments - 67.7%
(Cost $8,985,079)		$8,920,017
Other Assets & Liabilities, net - 32.3%		4,260,958
Total Net Assets - 100.0%		$13,180,975

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Currency Futures Contracts Purchased†
U.S. Dollar Index Futures Contracts	239	Jun 2020	$23,653,830	$213,600

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay (Receive)	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Currency Index Swap Agreements††
Goldman Sachs International	U.S. Dollar Index	N/A	At Maturity	06/19/20	27,660	$2,736,210	$55,165

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]

Variable rate security. Rate indicated is the rate effective at March 31, 2020. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[3]	All or a portion of this security is pledged as futures collateral at March 31, 2020.
[4]	Rate indicated is the effective yield at the time of purchase.
[5]	Repurchase Agreements — See Note 6.
[6]	All or a portion of this security is pledged as currency index swap collateral at March 31, 2020.

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 79

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2020
STRENGTHENING DOLLAR 2x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$2,518,666	$—	$—	$2,518,666
Federal Agency Notes	—	1,180,503	—	1,180,503
U.S. Treasury Bills	—	245,989	—	245,989
Repurchase Agreements	—	4,974,859	—	4,974,859
Currency Futures Contracts**	213,600	—	—	213,600
Currency Index Swap Agreements**	—	55,165	—	55,165
Total Assets	$2,732,266	$6,456,516	$—	$9,188,782

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2019, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180419000405/gug78512-ncsr.htm.

Transactions during the year ended March 31, 2020, in which the company is an affiliated issuer, were as follows:

Security Name	Value 03/31/19	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 03/31/20	Shares 03/31/20	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$1,491,136	$—	$(200,000)	$(1,554)	$(38,546)	$1,251,036	52,018	$39,720
Guggenheim Ultra Short Duration Fund — Institutional Class	1,493,579	—	(200,000)	(954)	(24,995)	1,267,630	129,747	32,451
	$2,984,715	$—	$(400,000)	$(2,508)	$(63,541)	$2,518,666		$72,171

80 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STRENGTHENING DOLLAR 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2020

Assets:
Investments in unaffiliated issuers, at value (cost $1,425,900)	$1,426,492
Investments in affiliated issuers, at value (cost $2,584,320)	2,518,666
Repurchase agreements, at value (cost $4,974,859)	4,974,859
Cash	3,959,940
Segregated cash with broker	352,740
Unrealized appreciation on OTC swap agreements	55,165
Receivables:
Fund shares sold	9,790
Swap settlement	7,615
Dividends	4,747
Interest	517
Total assets	13,310,531

Liabilities:
Payable for:
Variation margin on futures contracts	74,329
Fund shares redeemed	19,374
Licensing fees	8,785
Management fees	7,255
Transfer agent and administrative fees	2,451
Distribution and service fees	2,141
Portfolio accounting fees	835
Trustees’ fees*	221
Miscellaneous	14,165
Total liabilities	129,556
Commitments and contingent liabilities (Note 11)	—
Net assets	$13,180,975

Net assets consist of:
Paid in capital	$31,755,236
Total distributable earnings (loss)	(18,574,261)
Net assets	$13,180,975

A-Class:
Net assets	$2,535,331
Capital shares outstanding	45,815
Net asset value per share	$55.34
Maximum offering price per share (Net asset value divided by 95.25%)	$58.10

C-Class:
Net assets	$96,339
Capital shares outstanding	1,963
Net asset value per share	$49.08

H-Class:
Net assets	$10,549,305
Capital shares outstanding	191,376
Net asset value per share	$55.12

STATEMENT OF OPERATIONS
Year Ended March 31, 2020

Investment Income:
Dividends from securities of affiliated issuers	$72,171
Interest	98,802
Total investment income	170,973

Expenses:
Management fees	70,023
Distribution and service fees:
A-Class	4,097
C-Class	1,920
H-Class	14,874
Transfer agent and administrative fees	19,814
Licensing fees	17,667
Portfolio accounting fees	7,780
Professional fees	2,907
Trustees’ fees*	1,909
Custodian fees	1,113
Line of credit fees	17
Miscellaneous	15,001
Total expenses	157,122
Less:
Expenses waived by Adviser	(3,338)
Net expenses	153,784
Net investment income	17,189

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	1,480
Investments in affiliated issuers	(2,508)
Swap agreements	(13,409)
Futures contracts	(50,465)
Net realized loss	(64,902)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	1,257
Investments in affiliated issuers	(63,541)
Swap agreements	46,386
Futures contracts	102,745
Net change in unrealized appreciation (depreciation)	86,847
Net realized and unrealized gain	21,945
Net increase in net assets resulting from operations	$39,134

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 81

STRENGTHENING DOLLAR 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2020	Year Ended March 31, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment income	$17,189	$47,969
Net realized gain (loss) on investments	(64,902)	2,695,502
Net change in unrealized appreciation (depreciation) on investments	86,847	86,614
Net increase in net assets resulting from operations	39,134	2,830,085

Distributions to shareholders:
A-Class	(9,611)	—
C-Class	(807)	—
H-Class	(35,177)	—
Total distributions to shareholders	(45,595)	—

Capital share transactions:
Proceeds from sale of shares
A-Class	3,235,923	6,926,805
C-Class	215,609	3,989,197
H-Class	77,816,276	109,304,977
Distributions reinvested
A-Class	9,238	—
C-Class	804	—
H-Class	34,387	—
Cost of shares redeemed
A-Class	(2,491,383)	(7,246,656)
C-Class	(919,579)	(4,150,682)
H-Class	(72,303,681)	(112,677,372)
Net increase (decrease) from capital share transactions	5,597,594	(3,853,731)
Net increase (decrease) in net assets	5,591,133	(1,023,646)

Net assets:
Beginning of year	7,589,842	8,613,488
End of year	$13,180,975	$7,589,842

Capital share activity:
Shares sold
A-Class	57,467	147,999
C-Class	4,363	92,512
H-Class	1,436,108	2,248,108
Shares issued from reinvestment of distributions
A-Class	173	—
C-Class	17	—
H-Class	648	—
Shares redeemed
A-Class	(45,804)	(148,943)
C-Class	(19,278)	(95,966)
H-Class	(1,341,390)	(2,297,724)
Net increase (decrease) in shares	92,304	(54,014)

82 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STRENGTHENING DOLLAR 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016
Per Share Data
Net asset value, beginning of period	$52.46	$43.45	$53.23	$47.68	$55.75
Income (loss) from investment operations:
Net investment income (loss)[a]	.16	.19	(.16)	(.55)	(.58)
Net gain (loss) on investments (realized and unrealized)	3.17	8.82	(9.62)	6.10	(5.32)
Total from investment operations	3.33	9.01	(9.78)	5.55	(5.90)
Less distributions from:
Net investment income	(.45)	—	—	—	—
Net realized gains	—	—	—	—	(2.17)
Total distributions	(.45)	—	—	—	(2.17)
Net asset value, end of period	$55.34	$52.46	$43.45	$53.23	$47.68

Total Return[b]	6.38%	20.74%	(18.37%)	11.64%	(11.01%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,535	$1,782	$1,517	$2,245	$1,900
Ratios to average net assets:
Net investment income (loss)	0.29%	0.40%	(0.34%)	(1.07%)	(1.10%)
Total expenses[c]	2.00%	1.83%	1.72%	1.73%	1.69%
Net expenses[d]	1.96%	1.82%	1.72%	1.73%	1.69%
Portfolio turnover rate	—	9%	—	142%	376%

C-Class	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016
Per Share Data
Net asset value, beginning of period	$46.91	$39.14	$48.32	$43.60	$51.55
Income (loss) from investment operations:
Net investment income (loss)[a]	(.16)	(.15)	(.48)	(.82)	(.85)
Net gain (loss) on investments (realized and unrealized)	2.78	7.92	(8.70)	5.54	(4.93)
Total from investment operations	2.62	7.77	(9.18)	4.72	(5.78)
Less distributions from:
Net investment income	(.45)	—	—	—	—
Net realized gains	—	—	—	—	(2.17)
Total distributions	(.45)	—	—	—	(2.17)
Net asset value, end of period	$49.08	$46.91	$39.14	$48.32	$43.60

Total Return[b]	5.62%	19.85%	(18.98%)	10.80%	(11.69%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$96	$791	$795	$1,309	$1,938
Ratios to average net assets:
Net investment income (loss)	(0.33%)	(0.33%)	(1.14%)	(1.80%)	(1.75%)
Total expenses[c]	2.77%	2.59%	2.47%	2.48%	2.45%
Net expenses[d]	2.72%	2.58%	2.47%	2.48%	2.45%
Portfolio turnover rate	—	9%	—	142%	376%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 83

STRENGTHENING DOLLAR 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016
Per Share Data
Net asset value, beginning of period	$52.25	$43.27	$53.03	$47.49	$55.53
Income (loss) from investment operations:
Net investment income (loss)[a]	.12	.18	(.17)	(.56)	(.59)
Net gain (loss) on investments (realized and unrealized)	3.20	8.80	(9.59)	6.10	(5.28)
Total from investment operations	3.32	8.98	(9.76)	5.54	(5.87)
Less distributions from:
Net investment income	(.45)	—	—	—	—
Net realized gains	—	—	—	—	(2.17)
Total distributions	(.45)	—	—	—	(2.17)
Net asset value, end of period	$55.12	$52.25	$43.27	$53.03	$47.49

Total Return	6.39%	20.75%	(18.39%)	11.64%	(11.00%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10,549	$5,017	$6,301	$7,506	$10,608
Ratios to average net assets:
Net investment income (loss)	0.22%	0.36%	(0.36%)	(1.11%)	(1.12%)
Total expenses[c]	2.00%	1.83%	1.72%	1.73%	1.70%
Net expenses[d]	1.96%	1.82%	1.72%	1.73%	1.70%
Portfolio turnover rate	—	9%	—	142%	376%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

84 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2020

WEAKENING DOLLAR 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the inverse (opposite) of the performance of the U.S. Dollar Index® (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one year period ended March 31, 2020, Weakening Dollar 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of -200% of the daily price movement of the underlying index. Weakening Dollar 2x Strategy Fund H-Class returned -8.98%, compared with a return of 1.82% for its benchmark, the underlying index.

Contributing the most to performance of the underlying index for the year were the values of the U.S. Dollar relative to the British Pound, Euro, and Canadian Dollar. The values of the U.S. Dollar relative to the Japanese Yen and Swiss Franc detracted the most from performance.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes. Derivatives performed as expected.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration Fund, Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II and Guggenheim Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee but the Fund’s adviser has agreed to waive fees to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such affiliated fund. For the one year period ended March 31, 2020, investment in the Short Term Investment Vehicles benefited Fund performance.

Performance displayed represents past performance, which is no guarantee of future result.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

THE RYDEX FUNDS ANNUAL REPORT | 85

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2020

Inception Dates:
A-Class	May 25, 2005
C-Class	May 25, 2005
H-Class	May 25, 2005

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Ultra Short Duration Fund — Institutional Class	10.9%
Guggenheim Strategy Fund II	10.5%
Total	21.4%

“Largest Holdings” excludes any temporary cash or derivative investments.

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2020

	1 Year	5 Year	10 Year
A-Class Shares	(8.94%)	(3.86%)	(6.01%)
A-Class Shares with sales charge‡	(13.27%)	(4.80%)	(6.47%)
C-Class Shares	(9.65%)	(4.60%)	(6.71%)
C-Class Shares with CDSC§	(10.55%)	(4.60%)	(6.71%)
H-Class Shares	(8.98%)	(3.88%)	(6.01%)
U.S. Dollar Index	1.82%	0.14%	2.02%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The U.S. Dollar Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class and H-Class shares only; performance for C-Class shares will vary due to differences in fee structure.

‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

86 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2020
WEAKENING DOLLAR 2x STRATEGY FUND

	Shares	Value
MUTUAL FUNDS† - 21.4%
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	17,470	$170,685
Guggenheim Strategy Fund II1	6,870	165,222
Total Mutual Funds
(Cost $343,024)		335,907

	Face Amount
FEDERAL AGENCY NOTES†† - 58.1%
Federal Farm Credit Bank
0.38% (3 Month U.S. Treasury Bill Rate + 0.29%, Rate Floor: 0.00%) due 04/11/22[2]	$400,000	399,346
0.45% (U.S. Prime Rate - 2.80%, Rate Floor: 0.00%) due 03/14/22[2]	250,000	250,551
0.44% (U.S. Prime Rate - 2.81%, Rate Floor: 0.00%) due 05/20/22[2]	60,000	60,130
Federal Home Loan Bank
0.75% (3 Month USD LIBOR - 0.14%, Rate Floor: 0.00%) due 12/18/20[2]	200,000	200,042
Total Federal Agency Notes
(Cost $909,924)		910,069

U.S. TREASURY BILLS†† - 5.1%
U.S. Treasury Bills
0.50% due 04/30/20[3,4]	80,000	79,997
Total U.S. Treasury Bills
(Cost $79,968)		79,997

REPURCHASE AGREEMENTS††,5 - 26.2%
J.P. Morgan Securities LLC issued 03/31/20 at 0.01% due 04/01/20[6]	296,019	296,019
BofA Securities, Inc. issued 03/31/20 at 0.00% due 04/01/20[6]	113,854	113,854
Total Repurchase Agreements
(Cost $409,873)		409,873

Total Investments - 110.8%
(Cost $1,742,789)		$1,735,846
Other Assets & Liabilities, net - (10.8)%		(169,770)
Total Net Assets - 100.0%		$1,566,076

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Depreciation**
Currency Futures Contracts Sold Short†
U.S. Dollar Index Futures Contracts	29	Jun 2020	$2,870,130	$(32,589)

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay (Receive)	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Currency Index Swap Agreements Sold Short††
Goldman Sachs International	U.S. Dollar Index	N/A	At Maturity	06/19/20	3,007	$297,494	$3,173

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]

Variable rate security. Rate indicated is the rate effective at March 31, 2020. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[3]	All or a portion of this security is pledged as futures collateral at March 31, 2020.
[4]	Rate indicated is the effective yield at the time of purchase.
[5]	Repurchase Agreements — See Note 6.
[6]	All or a portion of this security is pledged as currency index swap collateral at March 31, 2020.

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 87

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2020
WEAKENING DOLLAR 2x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$335,907	$—	$—	$335,907
Federal Agency Notes	—	910,069	—	910,069
U.S. Treasury Bills	—	79,997	—	79,997
Repurchase Agreements	—	409,873	—	409,873
Currency Index Swap Agreements**	—	3,173	—	3,173
Total Assets	$335,907	$1,403,112	$—	$1,739,019

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Currency Futures Contracts**	$32,589	$—	$—	$32,589

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2019, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180419000405/gug78512-ncsr.htm.

Transactions during the year ended March 31, 2020, in which the company is an affiliated issuer, were as follows:

Security Name	Value 03/31/19	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 03/31/20	Shares 03/31/20	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$372,974	$—	$(200,000)	$(4,047)	$(3,705)	$165,222	6,870	$10,083
Guggenheim Ultra Short Duration Fund — Institutional Class	274,635	—	(100,000)	(857)	(3,093)	170,685	17,470	5,579
	$647,609	$—	$(300,000)	$(4,904)	$(6,798)	$335,907		$15,662

88 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

WEAKENING DOLLAR 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2020

Assets:
Investments in unaffiliated issuers, at value (cost $989,892)	$990,066
Investments in affiliated issuers, at value (cost $343,024)	335,907
Repurchase agreements, at value (cost $409,873)	409,873
Cash	245,800
Segregated cash with broker	7,903
Unrealized appreciation on OTC swap agreements	3,173
Receivables:
Variation margin on futures contracts	10,911
Interest	1,515
Dividends	887
Fund shares sold	340
Total assets	2,006,375

Liabilities:
Payable for:
Fund shares redeemed	412,271
Swap settlement	17,928
Management fees	1,772
Transfer agent and administrative fees	670
Distribution and service fees	514
Portfolio accounting fees	202
Trustees’ fees*	59
Miscellaneous	6,883
Total liabilities	440,299
Commitments and contingent liabilities (Note 11)	—
Net assets	$1,566,076

Net assets consist of:
Paid in capital	$11,829,877
Total distributable earnings (loss)	(10,263,801)
Net assets	$1,566,076

A-Class:
Net assets	$237,381
Capital shares outstanding	4,103
Net asset value per share	$57.85
Maximum offering price per share (Net asset value divided by 95.25%)	$60.73

C-Class:
Net assets	$20,855
Capital shares outstanding	408
Net asset value per share	$51.07

H-Class:
Net assets	$1,307,840
Capital shares outstanding	22,641
Net asset value per share	$57.76

STATEMENT OF OPERATIONS
Year Ended March 31, 2020

Investment Income:
Dividends from securities of affiliated issuers	$15,662
Interest	48,515
Total investment income	64,177

Expenses:
Management fees	27,446
Distribution and service fees:
A-Class	933
C-Class	240
H-Class	6,631
Transfer agent and administrative fees	7,790
Licensing fees	6,517
Portfolio accounting fees	3,049
Professional fees	1,428
Trustees’ fees*	666
Custodian fees	428
Miscellaneous	5,712
Total expenses	60,840
Less:
Expenses waived by Adviser	(575)
Net expenses	60,265
Net investment income	3,912

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in affiliated issuers	(4,904)
Swap agreements	(54,229)
Futures contracts	(189,507)
Net realized loss	(248,640)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	387
Investments in affiliated issuers	(6,798)
Swap agreements	4,783
Futures contracts	(2,825)
Net change in unrealized appreciation (depreciation)	(4,453)
Net realized and unrealized loss	(253,093)
Net decrease in net assets resulting from operations	$(249,181)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 89

WEAKENING DOLLAR 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2020	Year Ended March 31, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment income	$3,912	$14,570
Net realized loss on investments	(248,640)	(946,169)
Net change in unrealized appreciation (depreciation) on investments	(4,453)	(32,206)
Net decrease in net assets resulting from operations	(249,181)	(963,805)

Distributions to shareholders:
A-Class	(981)	—
C-Class	(86)	—
H-Class	(11,434)	—
Total distributions to shareholders	(12,501)	—

Capital share transactions:
Proceeds from sale of shares
A-Class	3,412,501	3,191,819
C-Class	5,000	2,409,633
H-Class	34,836,156	36,403,192
Distributions reinvested
A-Class	918	—
C-Class	86	—
H-Class	11,032	—
Cost of shares redeemed
A-Class	(3,440,177)	(6,106,598)
C-Class	(17,656)	(2,691,925)
H-Class	(34,990,291)	(37,192,749)
Net decrease from capital share transactions	(182,431)	(3,986,628)
Net decrease in net assets	(444,113)	(4,950,433)

Net assets:
Beginning of year	2,010,189	6,960,622
End of year	$1,566,076	$2,010,189

Capital share activity:
Shares sold
A-Class	54,128	45,113
C-Class	99	37,258
H-Class	565,225	534,605
Shares issued from reinvestment of distributions
A-Class	15	—
C-Class	2	—
H-Class	179	—
Shares redeemed
A-Class	(54,689)	(83,033)
C-Class	(320)	(42,196)
H-Class	(569,120)	(550,347)
Net decrease in shares	(4,481)	(58,600)

90 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

WEAKENING DOLLAR 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017[e]	Year Ended March 31, 2016[e]
Per Share Data
Net asset value, beginning of period	$63.74	$77.67	$64.99	$75.31	$70.69
Income (loss) from investment operations:
Net investment income (loss)[a]	.16	.23	(.35)	(.80)	(.84)
Net gain (loss) on investments (realized and unrealized)	(5.84)	(14.16)	13.03	(9.52)	5.46
Total from investment operations	(5.68)	(13.93)	12.68	(10.32)	4.62
Less distributions from:
Net investment income	(.21)	—	—	—	—
Total distributions	(.21)	—	—	—	—
Net asset value, end of period	$57.85	$63.74	$77.67	$64.99	$75.31

Total Return[b]	(8.94%)	(17.93%)	19.51%	(13.69%)	6.54%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$237	$296	$3,306	$324	$1,314
Ratios to average net assets:
Net investment income (loss)	0.26%	0.32%	(0.48%)	(1.13%)	(1.13%)
Total expenses[c]	2.01%	1.80%	1.72%	1.72%	1.70%
Net expenses[d]	2.00%	1.80%	1.72%	1.72%	1.70%
Portfolio turnover rate	—	—	28%	77%	699%

C-Class	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017[e]	Year Ended March 31, 2016[e]
Per Share Data
Net asset value, beginning of period	$56.74	$69.66	$58.72	$68.57	$64.88
Income (loss) from investment operations:
Net investment income (loss)[a]	(.29)	(.27)	(.80)	(1.19)	(1.20)
Net gain (loss) on investments (realized and unrealized)	(5.17)	(12.65)	11.74	(8.66)	4.89
Total from investment operations	(5.46)	(12.92)	10.94	(9.85)	3.69
Less distributions from:
Net investment income	(.21)	—	—	—	—
Total distributions	(.21)	—	—	—	—
Net asset value, end of period	$51.07	$56.74	$69.66	$58.72	$68.57

Total Return[b]	(9.65%)	(18.55%)	18.65%	(14.39%)	5.74%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$21	$36	$388	$695	$536
Ratios to average net assets:
Net investment income (loss)	(0.53%)	(0.42%)	(1.23%)	(1.88%)	(1.81%)
Total expenses[c]	2.75%	2.53%	2.47%	2.47%	2.45%
Net expenses[d]	2.73%	2.53%	2.47%	2.47%	2.45%
Portfolio turnover rate	—	—	28%	77%	699%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 91

WEAKENING DOLLAR 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017[e]	Year Ended March 31, 2016[e]
Per Share Data
Net asset value, beginning of period	$63.67	$77.60	$64.92	$75.23	$70.59
Income (loss) from investment operations:
Net investment income (loss)[a]	.07	.28	(.36)	(.85)	(.78)
Net gain (loss) on investments (realized and unrealized)	(5.77)	(14.21)	13.04	(9.46)	5.42
Total from investment operations	(5.70)	(13.93)	12.68	(10.31)	4.64
Less distributions from:
Net investment income	(.21)	—	—	—	—
Total distributions	(.21)	—	—	—	—
Net asset value, end of period	$57.76	$63.67	$77.60	$64.92	$75.23

Total Return	(8.98%)	(17.95%)	19.55%	(13.73%)	6.54%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,308	$1,678	$3,267	$5,068	$3,645
Ratios to average net assets:
Net investment income (loss)	0.12%	0.41%	(0.49%)	(1.19%)	(1.04%)
Total expenses[c]	1.99%	1.83%	1.72%	1.71%	1.70%
Net expenses[d]	1.97%	1.83%	1.72%	1.71%	1.70%
Portfolio turnover rate	—	—	28%	77%	699%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	Reverse share split — Per share amounts for the years presented through March 31, 2017 have been restated to reflect a 1:6 reverse share split effective October 28, 2016.

92 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

Note 1 – Organization and Significant Accounting Policies

Organization

The Rydex Series Funds (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (”1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate fund (each, a “Fund”). The Trust is authorized to issue an unlimited number of no par value shares. The Trust accounts for the assets of each Fund separately.

The Trust offers a combination of seven separate classes of shares: Investor Class shares, A-Class shares, C-Class shares, H-Class shares, P-Class shares, Institutional Class shares and Money Market Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased, but will not exceed 4.75%. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”) if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. C-Class shares of each Fund automatically convert to A-Class shares of the same Fund on or about the 10th day of the month following the 10-year anniversary of the purchase of the C-Class shares. This conversion will be executed without any sales charge, fee or other charge. After the conversion is completed, the shares will be subject to all features and expenses of A-Class shares. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares require a minimum initial investment of $2 million and a minimum account balance of $1 million. At March 31, 2020, the Trust consisted of fifty-two funds.

This report covers the following funds (collectively, the “Funds”):

Fund Name	Investment Company Type
S&P 500® Pure Growth Fund	Non-diversified
S&P 500® Pure Value Fund	Non-diversified
S&P MidCap 400® Pure Growth Fund	Non-diversified
S&P MidCap 400® Pure Value Fund	Non-diversified
S&P SmallCap 600® Pure Growth Fund	Non-diversified
S&P SmallCap 600® Pure Value Fund	Non-diversified
Europe 1.25x Strategy Fund	Non-diversified
Japan 2x Strategy Fund	Non-diversified
Strengthening Dollar 2x Strategy Fund	Non-diversified
Weakening Dollar 2x Strategy Fund	Non-diversified

At March 31, 2020, only A-Class, C-Class, and H-Class shares have been issued by the Funds.

The Funds are designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offer unlimited exchange privileges with no minimum holding periods or transactions fees, which may cause the Funds to experience high portfolio turnover.

Security Investors, LLC, which operates under the name Guggenheim Investments (“GI”), provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

Significant Accounting Policies

The Funds operate as investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of each Class of a fund is calculated by dividing the market value of a fund’s securities and other assets, less all liabilities, attributable to the Class by the number of outstanding shares of the Class.

(a) Valuation of Investments

The Board of Trustees of the Funds (the “Board”) has adopted policies and procedures for the valuation of the Funds’ investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Funds’ securities and/or other assets.

THE RYDEX FUNDS ANNUAL REPORT | 93

NOTES TO FINANCIAL STATEMENTS (continued)

Valuations of the Funds’ securities and other assets are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Funds’ officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed or traded on a recognized U.S. securities exchange or the National Association of Securities Dealers Automated Quotations (“NASDAQ”) National Market System shall generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there is no sale on the valuation date, exchange-traded U.S. equity securities will be valued on the basis of the last bid price.

Open-end investment companies are valued at their NAV as of the close of business, on the valuation date.

U.S. Government securities are valued by independent pricing services, the last traded fill price, or at the reported bid price at the close of business.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, provided such amount approximates market value.

Repurchase agreements are generally valued at amortized cost, provided such amounts approximate market value.

The value of futures contracts is accounted for using the unrealized appreciation or depreciation on the contracts that is determined by marking the contracts to their current realized settlement prices. Financial futures contracts are valued at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the official settlement price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

The value of currency index swap agreements entered into by a fund is accounted for using the unrealized appreciation or depreciation on the agreements that is determined by marking the agreements to the broker quote.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GI subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis.

In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

(b) U.S. Government and Agency Obligations

Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Schedules of Investments reflect the effective rates paid at the time of purchase by the Funds. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

(c) Futures Contracts

Upon entering into a futures contract, a Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

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NOTES TO FINANCIAL STATEMENTS (continued)

(d) Swap Agreements

Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation. Payments received or made as a result of an agreement or termination of an agreement are recognized as realized gains or losses.

Upon entering into certain centrally-cleared swap transactions, a Fund is required to deposit with its clearing broker an amount of cash or securities as an initial margin. Subsequent variation margin receipts or payments are received or made by the Fund depending on fluctuations in the fair value of the reference entity and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(e) Currency Translations

The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation, or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized appreciation and depreciation arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

(f) Foreign Taxes

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and reflected in their Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of March 31, 2020, if any, are disclosed in the Funds’ Statements of Assets and Liabilities.

(g) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as a reduction to cost if the securities are still held and as realized gains if no longer held in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries, if any. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to realized gains. The actual amounts of income, return of capital, and realized gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

(h) Distributions

Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Dividends are reinvested in additional shares, unless shareholders request payment in cash. Distributions are recorded on the ex-dividend date and are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP.

(i) Class Allocations

Interest and dividend income, most expenses, all realized gains and losses, and all unrealized appreciation and depreciation are allocated to the classes based upon the value of the outstanding shares in each Class. Certain costs, such as distribution and service fees are charged directly to specific classes. In addition, certain expenses have been allocated to the individual Funds in the Trust based on the respective net assets of each Fund included in the Trust.

THE RYDEX FUNDS ANNUAL REPORT | 95

NOTES TO FINANCIAL STATEMENTS (continued)

(j) Cash

The Funds may leave cash overnight in their cash account with the custodian. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 0.08% at March 31, 2020.

(k) Indemnifications

Under the Funds’ organizational documents, the Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Note 2 – Derivatives

As part of their investment strategy, the Funds utilize a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized in the Statements of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Financial Statements.

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Funds may utilize derivatives for the following purposes:

Index Exposure: the use of an instrument to obtain exposure to a listed or other type of index.

Leverage: gaining total exposure to equities or other assets on the long and short sides at greater than 100% of invested capital.

Liquidity: the ability to buy or sell exposure with little price/market impact.

For any Fund whose investment strategy consistently involves applying leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index or other asset. In addition, because an investment in derivative instruments generally requires a small investment relative to the amount of investment exposure assumed, an opportunity for increased net income is created; but, at the same time, leverage risk will increase. The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile and riskier than if they had not been leveraged.

Futures Contracts

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as segregated cash with broker on the Statements of Assets and Liabilities; securities held as collateral are noted on the Schedules of Investments.

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NOTES TO FINANCIAL STATEMENTS (continued)

The following table represents the Funds’ use and volume of futures on a monthly basis:

		Average Notional Amount
Fund	Use	Long	Short
Europe 1.25x Strategy Fund	Index exposure, Leverage, Liquidity	$19,254,314	$—
Japan 2x Strategy Fund	Index exposure, Leverage, Liquidity	7,526,627	—
Strengthening Dollar 2x Strategy Fund	Index exposure, Leverage, Liquidity	13,492,939	—
Weakening Dollar 2x Strategy Fund	Index exposure, Leverage, Liquidity	—	4,944,009

Swap Agreements

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. When utilizing over-the-counter (“OTC”) swaps, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing and are executed on a multi-lateral or other trade facility platform, such as a registered exchange. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like exchange-traded futures contracts. For a fund utilizing centrally cleared swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. There is no guarantee that a fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Currency swaps enable the Funds to gain exposure to currencies in a market without actually possessing a given currency, or to hedge a position. Currency swaps involve the exchange of the principal and interest in one currency for the principal and interest in another currency. As in other types of OTC swaps, the Funds may be at risk due to the counterparty’s inability to perform.

The following table represents the Funds’ use and volume of currency swaps on a monthly basis:

		Average Notional Amount
Fund	Use	Long	Short
Strengthening Dollar 2x Strategy Fund	Index exposure, Leverage, Liquidity	$2,157,132	$—
Weakening Dollar 2x Strategy Fund	Index exposure, Leverage, Liquidity	—	874,892

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Funds’ Statements of Assets and Liabilities as of March 31, 2020:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Equity/Currency contracts	Variation margin on futures contracts	Variation margin on futures contracts
Currency contracts	Unrealized appreciation on OTC swap agreements

The following table sets forth the fair value of the Funds’ derivative investments categorized by primary risk exposure at March 31, 2020:

Asset Derivative Investments Value
Fund	Futures Equity Risk*	Futures Foreign Currency Exchange Risk*	Swaps Currency Risk	Total Value at March 31, 2020
Europe 1.25x Strategy Fund	$160,993	$—	$—	$160,993
Japan 2x Strategy Fund	—	29,735	—	29,735
Strengthening Dollar 2x Strategy Fund	—	213,600	55,165	268,765
Weakening Dollar 2x Strategy Fund	—	—	3,173	3,173

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NOTES TO FINANCIAL STATEMENTS (continued)

Liability Derivative Investments Value
Fund	Futures Equity Risk*	Futures Foreign Currency Exchange Risk*	Swaps Currency Risk	Total Value at March 31, 2020
Europe 1.25x Strategy Fund	$—	$16,004	$—	$16,004
Japan 2x Strategy Fund	52,426	—	—	52,426
Weakening Dollar 2x Strategy Fund	—	32,589	—	32,589

*

Includes cumulative appreciation (depreciation) of futures contracts as reported on the Schedules of Investments. For exchange-traded and centrally cleared derivatives, variation margin is reported within the Statements of Assets and Liabilities.

The following is a summary of the location of derivative investments on the Funds’ Statements of Operations for the year ended March 31, 2020:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity/Currency contracts	Net realized gain (loss) on futures contracts
Net change in unrealized appreciation (depreciation) on futures contracts
Currency contracts	Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements

The following is a summary of the Funds’ realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statements of Operations categorized by primary risk exposure for the year ended March 31, 2020:

Realized Gain (Loss) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Risk	Swaps Equity Risk	Futures Foreign Currency Exchange Risk	Swaps Currency Risk	Total
Europe 1.25x Strategy Fund	$509,216	$—	$(594,731)	$—	$(85,515)
Japan 2x Strategy Fund	(567,294)	—	191,276	—	(376,018)
Strengthening Dollar 2x Strategy Fund	—	—	(50,465)	(13,409)	(63,874)
Weakening Dollar 2x Strategy Fund	—	—	(189,507)	(54,229)	(243,736)

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Risk	Swaps Equity Risk	Futures Foreign Currency Exchange Risk	Swaps Currency Risk	Total
Europe 1.25x Strategy Fund	$41,569	$—	$43,819	$—	$85,388
Japan 2x Strategy Fund	(22,095)	—	20,312	—	(1,783)
Strengthening Dollar 2x Strategy Fund	—	—	102,745	46,386	149,131
Weakening Dollar 2x Strategy Fund	—	—	(2,825)	4,783	1,958

In conjunction with the use of derivative instruments, the Funds are required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Funds use margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Funds as collateral.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

98 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Note 3 – Offsetting

In the normal course of business, the Funds enter into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Funds to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, are reported separately on the Statements of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Funds in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Funds, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Funds, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements:

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amount of Assets Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Strengthening Dollar 2x Strategy Fund	Swap currency contracts	$55,165	$—	$55,165	$—	$—	$55,165
Weakening Dollar 2x Strategy Fund	Swap currency contracts	3,173	—	3,173	—	—	3,173

[1]	Exchange-traded or centrally-cleared derivatives are excluded from these reported amounts.

THE RYDEX FUNDS ANNUAL REPORT | 99

NOTES TO FINANCIAL STATEMENTS (continued)

The Funds have the right to offset deposits against any related derivative liabilities outstanding with each counterparty with the exception of exchange-traded or centrally-cleared derivatives. The following table presents deposits held by others in connection with derivative investments as of March 31, 2020.

Fund	Counterparty	Asset Type	Cash Pledged	Cash Received
Europe 1.25x Strategy Fund	Goldman Sachs International	Futures contracts	$286,032	$—
Japan 2x Strategy Fund	Goldman Sachs International	Futures contracts	35,275	—
Strengthening Dollar 2x Strategy Fund	Goldman Sachs International	Futures contracts	352,740	—
Weakening Dollar 2x Strategy Fund	Goldman Sachs International	Futures contracts	7,903	—

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

Note 5 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Funds pay GI investment advisory fees calculated at the annualized rates below, based on the average daily net assets of the Funds:

Fund	Management Fees (as a % of Net Assets)
S&P 500® Pure Growth Fund	0.75%
S&P 500® Pure Value Fund	0.75%
S&P MidCap 400® Pure Growth Fund	0.75%
S&P MidCap 400® Pure Value Fund	0.75%
S&P SmallCap 600® Pure Growth Fund	0.75%
S&P SmallCap 600® Pure Value Fund	0.75%
Europe 1.25x Strategy Fund	0.90%
Japan 2x Strategy Fund	0.75%
Strengthening Dollar 2x Strategy Fund	0.90%
Weakening Dollar 2x Strategy Fund	0.90%

100 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

When the aggregate assets of each series of the Trust (excluding the Long Short Equity Fund, Managed Futures Strategy Fund and Multi-Hedge Strategies Fund) and each series of Rydex Dynamic Funds equal or exceed $10 billion, the advisory fee rate paid by each individual Fund will be reduced in accordance with the asset level and breakpoint schedule set forth below.

Fund Assets Under Management	Fund Asset-Based Breakpoint Reductions
$500 million – $1 billion	0.025%
> $1 billion – $2 billion	0.05%
> $2 billion	0.075%

GI pays operating expenses on behalf of the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, among others, on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Board has adopted a Distribution Plan applicable to A-Class shares and H-Class shares for which GFD and other firms that provide distribution and/or shareholder services (“Service Providers”) may receive compensation. If a Service Provider provides distribution services, the Funds will pay distribution fees to GFD at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 of the 1940 Act. GFD, in turn, will pay the Service Provider out of its fees. GFD may, at its discretion, retain a portion of such payments to compensate itself for distribution services.

The Board has adopted a separate Distribution and Shareholder Services Plan applicable to C-Class shares that allows the Funds to pay annual distribution and service fees of 1.00% of the Funds’ C-Class shares average daily net assets. The annual 0.25% service fee compensates a shareholder’s financial adviser for providing ongoing services to the shareholder. The annual distribution fee of 0.75% reimburses GFD for paying the shareholder’s financial adviser an ongoing sales commission. GFD advances the first year’s service and distribution fees to the financial adviser. GFD retains the service and distribution fees on accounts with no authorized dealer of record.

For the year ended March 31, 2020, GFD retained sales charges of $122,345 relating to sales of A-Class shares of the Trust.

If a Fund invests in a fund that is advised by the same adviser or an affiliated adviser, the investing Fund’s adviser has agreed to waive fees at the investing fund level to the extent necessary to offset the proportionate share of any management fee paid by each Fund with respect to its investment in such affiliated fund. Fee waivers will be calculated at the investing Fund level without regard to any expense cap in effect for the investing Fund. Fees waived under this arrangement are not subject to reimbursement to GI. For the year ended March 31, 2020, the following Funds waived fees related to investments in affiliated funds:

Fund	Amount Waived
Europe 1.25x Strategy Fund	$3,356
Japan 2x Strategy Fund	1,043
Strengthening Dollar 2x Strategy Fund	3,338
Weakening Dollar 2x Strategy Fund	575

Certain trustees and officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI or GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Funds’ administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS maintains the books and records of the Funds’ securities and cash. U.S. Bank, N.A. (“U.S. Bank”) acts as the Funds’ custodian. As custodian, U.S. Bank is responsible for the custody of the Funds’ assets. For providing the aforementioned services, MUIS and U.S. Bank are entitled to receive a monthly fee equal to an annual percentage of each Fund’s average daily net assets and out of pocket expenses.

THE RYDEX FUNDS ANNUAL REPORT | 101

NOTES TO FINANCIAL STATEMENTS (continued)

Note 6 – Repurchase Agreements

The Funds transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. government agencies. The joint account includes other Funds in the Guggenheim complex not covered in this report. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

At March 31, 2020, the repurchase agreements in the joint account were as follows:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
J.P. Morgan Securities LLC			U.S. Treasury Note
0.01%			2.00%
Due 04/01/20	$129,371,353	$129,371,389	11/30/22	$125,405,900	$131,958,818

BofA Securities, Inc.			U.S. Treasury Note
0.00%			2.13%
Due 04/01/20	49,758,213	49,758,213	08/15/21	49,322,100	50,753,381

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

Note 7 – Portfolio Securities Loaned

The Funds may lend their securities to approved brokers to earn additional income. Security lending income shown on the Statements of Operations is shown net of rebates paid to the borrowers and earnings on cash collateral investments shared with the lending agent. Within this arrangement, the Funds act as the lender, U.S. Bank acts as the lending agent, and other approved registered broker dealers act as the borrowers. The Funds receive cash collateral, valued at 102% of the value of the securities on loan. Under the terms of the Funds’ securities lending agreement with U.S. Bank, cash collateral and proceeds are invested in the First American Government Obligations Fund — Class Z. The Funds bear the risk of loss on cash collateral investments. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Funds the next business day. Although the collateral mitigates the risk, the Funds could experience a delay in recovering their securities and a possible loss of income or value if the borrower fails to return the securities. The Funds have the right under the securities lending agreement to recover the securities from the borrower on demand. Securities lending transactions are accounted for as secured borrowings. The remaining contractual maturity of the securities lending agreement is overnight and continuous.

102 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

At March 31, 2020, the Funds participated in securities lending transactions, which are subject to enforceable netting arrangements, as follows:

	Gross Amounts Not Offset in the Statements of Assets and Liabilities			Securities Lending Collateral
Fund	Value of Securities Loaned	Collateral Received(a)	Net Amount	Cash Collateral Invested	Cash Collateral Uninvested	Total Collateral
S&P 500® Pure Value Fund	$191,609	$(191,609)	$—	$203,849	$—	$203,849
S&P MidCap 400® Pure Growth Fund	803,754	(803,754)	—	809,443	—	809,443
S&P MidCap 400® Pure Value Fund	101,082	(101,082)	—	105,657	—	105,657
S&P SmallCap 600® Pure Growth Fund	82,725	(82,725)	—	91,576	—	91,576
S&P SmallCap 600® Pure Value Fund	91,270	(91,270)	—	93,624	—	93,624
Europe 1.25x Strategy Fund	20,492	(20,492)	—	21,155	—	21,155

(a)	Actual collateral received by the Fund is generally greater than the amount shown due to overcollateralization.

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers to evaluate potential risks.

Note 8 – Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. The Funds’ U.S. federal income tax returns are subject to examination by the Internal Revenue Service (“IRS”) for a period of three years after they are filed.

The tax character of distributions paid during the year ended March 31, 2020 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
S&P 500® Pure Growth Fund	$—	$4,523,222	$4,523,222
S&P 500® Pure Value Fund	415,316	—	415,316
Europe 1.25x Strategy Fund	61,418	—	61,418
Japan 2x Strategy Fund	20,310	—	20,310
Strengthening Dollar 2x Strategy Fund	45,595	—	45,595
Weakening Dollar 2x Strategy Fund	12,501	—	12,501

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NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributions paid during the year ended March 31, 2019 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
S&P 500® Pure Growth Fund	$5,662,743	$32	$5,662,775
S&P 500® Pure Value Fund	4,196,633	579,006	4,775,639
S&P MidCap 400® Pure Growth Fund	4,944,925	4,093,832	9,038,757
S&P MidCap 400® Pure Value Fund	286,553	—	286,553
S&P SmallCap 600® Pure Growth Fund	231,789	953,524	1,185,313
Europe 1.25x Strategy Fund	155,680	—	155,680
Japan 2x Strategy Fund	13,094	—	13,094

Note: For U.S. federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

The tax components of distributable earnings/(loss) as of March 31, 2020 were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Total
S&P 500® Pure Growth Fund	$1,666,873	$—	$(6,187,991)	$—	$(4,521,118)
S&P 500® Pure Value Fund	158,332	—	(6,148,634)	(3,174,438)	(9,164,740)
S&P MidCap 400® Pure Growth Fund	—	—	(9,590,096)	(1,990,791)	(11,580,887)
S&P MidCap 400® Pure Value Fund	—	—	(2,195,358)	(1,505,937)	(3,701,295)
S&P SmallCap 600® Pure Growth Fund	—	—	(1,592,527)	(1,338,022)	(2,930,549)
S&P SmallCap 600® Pure Value Fund	—	—	(2,318,104)	(6,156,007)	(8,474,111)
Europe 1.25x Strategy Fund	68,173	—	(21,545)	(438,521)	(391,893)
Japan 2x Strategy Fund	14,233	—	(7,963)	(2,859,843)	(2,853,573)
Strengthening Dollar 2x Strategy Fund	17,189	—	(65,198)	(18,526,252)	(18,574,261)
Weakening Dollar 2x Strategy Fund	3,912	—	(7,061)	(10,260,652)	(10,263,801)

For U.S. federal income tax purposes, capital loss carryforwards represent realized losses of the Funds that may be carried forward and applied against future capital gains. Under the RIC Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital loss carryforwards will retain their character as either short-term or long-term capital losses. As of March 31, 2020, capital loss carryforwards for the Funds were as follows:

	Unlimited
Fund	Short-Term	Long-Term	Total Capital Loss Carryforward
S&P MidCap 400® Pure Growth Fund	$(1,990,791)	$—	$(1,990,791)
S&P SmallCap 600® Pure Growth Fund	(1,312,703)	—	(1,312,703)
S&P SmallCap 600® Pure Value Fund	(4,624,790)	(1,506,352)	(6,131,142)
Europe 1.25x Strategy Fund	(232,957)	(205,564)	(438,521)
Japan 2x Strategy Fund	(821,460)	(2,038,383)	(2,859,843)
Strengthening Dollar 2x Strategy Fund	(7,465,355)	(11,060,897)	(18,526,252)
Weakening Dollar 2x Strategy Fund	(4,116,816)	(6,143,836)	(10,260,652)

For the year ended March 31, 2020, the following capital loss carryforward amounts were utilized:

Fund	Utilized
S&P MidCap 400® Pure Value Fund	$901,796
S&P SmallCap 600® Pure Value Fund	73,082
Europe 1.25x Strategy Fund	155,841
Strengthening Dollar 2x Strategy Fund	84,230

104 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to investments in real estate investment trusts, foreign currency gains and losses, losses deferred due to wash sales, distributions in connection with redemption of fund shares, return of capital distributions received, and the “mark-to-market” of certain derivatives. Additional differences may result from the tax treatment of net operating losses. To the extent these differences are permanent and would require a reclassification between Paid in Capital and Total Distributable Earnings (Loss), such reclassifications are made in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

The following adjustments were made on the Statements of Assets and Liabilities as of March 31, 2020 for permanent book/tax differences:

Fund	Paid In Capital	Total Distributable Earnings/(Loss)
S&P 500® Pure Growth Fund	$15,621,394	$(15,621,394)
S&P 500® Pure Value Fund	1,948,960	(1,948,960)
S&P MidCap 400® Pure Growth Fund	(417,707)	417,707
S&P MidCap 400® Pure Value Fund	479,876	(479,876)
S&P SmallCap 600® Pure Growth Fund	(84,938)	84,938
S&P SmallCap 600® Pure Value Fund	(27,593)	27,593

At March 31, 2020, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
S&P 500® Pure Growth Fund	$45,953,516	$2,451,360	$(8,639,351)	$(6,187,991)
S&P 500® Pure Value Fund	14,818,726	65,215	(6,213,849)	(6,148,634)
S&P MidCap 400® Pure Growth Fund	46,755,195	1,744,274	(11,334,370)	(9,590,096)
S&P MidCap 400® Pure Value Fund	5,365,928	—	(2,195,358)	(2,195,358)
S&P SmallCap 600® Pure Growth Fund	5,955,567	160,742	(1,753,269)	(1,592,527)
S&P SmallCap 600® Pure Value Fund	5,427,551	—	(2,318,104)	(2,318,104)
Europe 1.25x Strategy Fund	1,497,309	47,990	(69,834)	(21,844)
Japan 2x Strategy Fund	845,782	38,217	(46,180)	(7,963)
Strengthening Dollar 2x Strategy Fund	8,985,215	1,580	(66,778)	(65,198)
Weakening Dollar 2x Strategy Fund	1,742,907	6,600	(13,661)	(7,061)

Pursuant to U.S. federal income tax regulations applicable to regulated investment companies, the Funds have elected to treat net capital losses and certain ordinary losses realized between November 1 and March 31 of each year as occurring on the first day of the following tax year. The Funds have also elected to treat certain ordinary losses realized between January 1 and March 31 of each year as occurring on the first day of the following tax year. For the year ended March 31, 2020, the following losses reflected in the accompanying financial statements were deferred for U.S. federal income tax purposes until April 1, 2020:

Fund	Ordinary	Capital
S&P 500® Pure Value Fund	$—	$(3,174,438)
S&P MidCap 400® Pure Value Fund	—	(1,505,937)
S&P SmallCap 600® Pure Growth Fund	(25,319)	—
S&P SmallCap 600® Pure Value Fund	(24,865)	—

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NOTES TO FINANCIAL STATEMENTS (continued)

Note 9 – Securities Transactions

For the year ended March 31, 2020, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales
S&P 500® Pure Growth Fund	$250,252,063	$313,881,563
S&P 500® Pure Value Fund	106,937,528	140,123,845
S&P MidCap 400® Pure Growth Fund	97,041,187	114,854,448
S&P MidCap 400® Pure Value Fund	143,440,614	151,792,454
S&P SmallCap 600® Pure Growth Fund	62,534,526	66,155,014
S&P SmallCap 600® Pure Value Fund	128,006,640	134,219,691
Europe 1.25x Strategy Fund	118,056,212	136,781,804
Japan 2x Strategy Fund	—	770,000
Strengthening Dollar 2x Strategy Fund	—	400,000
Weakening Dollar 2x Strategy Fund	—	300,000

The Funds are permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the year ended March 31, 2020, the Funds engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

Fund	Purchases	Sales	Realized Gain
S&P 500® Pure Growth Fund	$33,309,492	$53,462,593	$2,354,079
S&P 500® Pure Value Fund	12,178,562	26,970,645	542,117
S&P MidCap 400® Pure Growth Fund	5,719,685	6,205,601	353,239
S&P MidCap 400® Pure Value Fund	7,172,751	6,807,080	369,224
S&P SmallCap 600® Pure Growth Fund	2,372,905	1,488,428	236,042
S&P SmallCap 600® Pure Value Fund	2,592,899	3,018,881	532,267
Europe 1.25x Strategy Fund	1,856,453	1,343,375	77,268

Note 10 – Line of Credit

The Trust, along with other affiliated trusts, secured an uncommitted $75,000,000 line of credit from U.S. Bank, N.A., which expires June 8, 2020. On March 30, 2020, the Board approved increasing the line of credit from $75,000,000 to $150,000,000. This line of credit is reserved for emergency or temporary purposes. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly, averaging 3.02% for the year ended March 31, 2020. The Funds did not have any borrowings outstanding under this agreement at March 31, 2020.

The average daily balances borrowed for the year ended March 31, 2020, were as follows:

Fund	Average Daily Balance
S&P 500® Pure Growth Fund	$3,098
S&P 500® Pure Value Fund	500
S&P MidCap 400® Pure Growth Fund	1,869
S&P MidCap 400® Pure Value Fund	880
S&P SmallCap 600® Pure Growth Fund	620
S&P SmallCap 600® Pure Value Fund	10,123
Europe 1.25x Strategy Fund	126
Japan 2x Strategy Fund	344
Strengthening Dollar 2x Strategy Fund	617
Weakening Dollar 2x Strategy Fund	3

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NOTES TO FINANCIAL STATEMENTS (continued)

Note 11 – Legal Proceedings

Tribune Company

Rydex Series Funds has been named as a defendant and a putative member of the proposed defendant class of shareholders in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (formerly Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons, Adv. Pro. No. 10-54010 (Bankr. D. Del.)) (the “FitzSimons action”), as a result of ownership by certain series of the Rydex Series Funds of shares in the Tribune Company (“Tribune”) in 2007, when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In his complaint, the plaintiff has alleged that, in connection with the LBO, Tribune insiders and shareholders were overpaid for their Tribune stock using financing that the insiders knew would, and ultimately did, leave Tribune insolvent. The plaintiff has asserted claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO. The plaintiff is also attempting to obtain from former Tribune shareholders, including the Rydex Series Funds, the proceeds they received in connection with the LBO.

In June 2011, a group of Tribune creditors filed multiple actions against former Tribune shareholders involving state law constructive fraudulent conveyance claims arising out of the 2007 LBO (the “SLCFC actions”). Rydex Series Funds has been named as a defendant in one or more of these suits. In those actions, the creditors seek to recover from Tribune’s former shareholders the proceeds received in connection with the 2007 LBO.

The FitzSimons action and the SLCFC actions have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding captioned In re Tribune Company Fraudulent Conveyance Litig., No. 11-md-2296 (S.D.N.Y.) (the “MDL Proceeding”).

On September 23, 2013, the District Court granted the defendants’ omnibus motion to dismiss the SLCFC actions, on the basis that the creditors lacked standing. On September 30, 2013, the creditors filed a notice of appeal of the September 23 order. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order.

On March 29, 2016, the U.S. Court of Appeals for the Second Circuit issued its opinion on the appeal of the SLCFC actions. The appeals court affirmed the district court’s dismissal of those lawsuits, but on different grounds than the district court. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code, their claims were preempted by Section 546(e) of the Bankruptcy Code—the statutory safe harbor for settlement payments.

On April 12, 2016, the Plaintiffs in the SLCFC actions filed a petition seeking rehearing en banc before the appeals court. On July 22, 2016, the appeals court denied the petition. On September 9, 2016, the plaintiffs filed a petition for writ of certiorari in the U.S. Supreme Court challenging the Second Circuit’s decision that the safe harbor of Section 546(e) applied to their claims. The shareholder defendants, including the Funds, filed a joint brief in opposition to the petition for certiorari on October 24, 2016. On April 3, 2018, Justice Kennedy and Justice Thomas issued a “Statement” related to the petition for certiorari suggesting that the Second Circuit and/or District Court may want to take steps to reexamine the application of the Section 546(e) safe harbor to the previously dismissed state law constructive fraudulent transfer claims based on the Supreme Court’s decision in Merit Management Group LP v. FTI Consulting, Inc. On April 10, 2018, Plaintiffs filed in the Second Circuit a motion for that court to recall its mandate, vacate its prior decision, and remand to the district court for further proceedings consistent with Merit Management. On April 20, 2018, the shareholder defendants filed an opposition to Plaintiffs’ motion to recall the mandate. On May 15, 2018, the Second Circuit issued an order recalling the mandate “in anticipation of further panel review.” On December 19, 2019, the Second Circuit issued an amended opinion that again affirmed the district court’s ruling on the basis that plaintiffs’ claims were preempted by Section 546(e) of the Bankruptcy Code. Plaintiffs filed a motion for rehearing and rehearing en banc on January 2, 2020. The Second Circuit denied the petition on February 6, 2020.

On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. On January 6, 2017, the United States District Court for the Southern District of New York granted the shareholder defendants’ motion to dismiss the intentional fraudulent conveyance claim in the FitzSimons action. In dismissing the intentional fraudulent conveyance claim, the Court denied the plaintiff’s request to amend the complaint. The plaintiff requested that the Court direct entry of a final judgment in order to make the order immediately appealable. On February 23, 2017, the Court issued an order stating that it intended to permit an interlocutory appeal of the dismissal order, but would wait to do so until it has resolved outstanding motions to dismiss filed by other defendants.

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NOTES TO FINANCIAL STATEMENTS (concluded)

On July 18, 2017, the plaintiff submitted a letter to the District Court seeking leave to amend its complaint to add a constructive fraudulent transfer claim. The shareholder defendants opposed that request. On August 24, 2017, the Court denied the plaintiff’s request without prejudice to renewal of the request in the event of an intervening change in the law. On March 8, 2018, the plaintiff renewed his request for leave to file a motion to amend the complaint to assert a constructive fraudulent transfer claim based on the Supreme Court’s ruling in Merit Management Group LP v. FTI Consulting, Inc. The shareholder defendants opposed that request. On June 18, 2018 the District Court ordered that the request would be stayed pending further action by the Second Circuit in the SLCFC actions.

On December 18, 2018, plaintiff filed a letter with the District Court requesting that the stay be dissolved in order to permit briefing on the motion to amend the complaint and indicating plaintiff’s intention to file another motion to amend the complaint to reinstate claims for intentional fraudulent transfer. The shareholder defendants opposed that request. On January 14, 2019, the court held a case management conference, during which the court stated that it would not lift the stay prior to further action from the Second Circuit in the SLCFC actions. The court further stated that it would allow the plaintiff to file a motion to amend to try to reinstate its intentional fraudulent transfer claim. On January 23, 2019, the court ordered the parties still facing pending claims to participate in a mediation, to commence on January 28, 2019. The mediation did not result in a settlement of the claims against the shareholder defendants.

On April 4, 2019, plaintiff filed a motion to amend the Fifth Amended Complaint to assert a federal constructive fraudulent transfer claim against certain shareholder defendants. On April 10, 2019, the shareholder defendants filed a brief in opposition to plaintiff’s motion to amend. On April 12, 2019, the plaintiff filed a reply brief. On April 23, 2019, the court denied the plaintiff’s motion to amend. On June 13, 2019, the court entered judgment pursuant to Rule 54(b). On July 12, 2019, the Plaintiff filed a notice of appeal with respect to the dismissal of his claims and the District Court’s denial of his motion for leave to amend. Plaintiff filed an appellate brief on January 7, 2020. The shareholder defendants’ brief was filed on April 27, 2020.

None of these lawsuits alleges any wrongdoing on the part of Rydex Series Funds. The following series of Rydex Series Funds held shares of Tribune and tendered these shares as part of Tribune’s LBO: Nova Fund, S&P 500® Pure Value Fund, Multi-Cap Core Equity Fund, S&P 500® Fund, Multi-Hedge Strategies Fund and Hedged Equity Fund (the “Funds”). The value of the proceeds received by the foregoing Funds was $28,220, $109,242, $9,860, $3,400, $1,181,160, and $10,880, respectively. At this stage of the proceedings, Rydex Series Funds is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

Note 12 – COVID-19 and Recent Developments

The global ongoing crisis caused by the outbreak of COVID-19 is causing materially reduced consumer demand and economic output, disrupting supply chains, resulting in market closures, travel restrictions and quarantines, and adversely impacting local and global economies. Investors should be aware that in light of the current uncertainty, volatility and distress in economies, financial markets, and labor and health conditions all over the world, the Funds’ investments and a shareholder’s investment in a Fund are subject to sudden and substantial losses, increased volatility and other adverse events. Firms through which investors invest with the Funds, the Funds, their service providers, the markets in which they invest and market intermediaries are also impacted by quarantines and similar measures intended to contain the ongoing pandemic, which can obstruct their functioning and subject them to heightened operational risks.

Note 13 – Subsequent Events

Share Splits

On May 18, 2020, the Board approved reverse share splits as follows:

Fund	Effective Date	Split Type
S&P SmallCap 600® Pure Value Fund	August 14, 2020	One-for-Five Reverse Split

The Funds evaluated subsequent events through the date the financial statements were available for issue and determined there were no material events other than the one disclosed above, that would require adjustment to or disclosure in the Funds’ financial statements.

108 | THE RYDEX FUNDS ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of S&P 500® Pure Growth Fund, S&P 500® Pure Value Fund, S&P MidCap 400® Pure Growth Fund, S&P MidCap 400® Pure Value Fund, S&P SmallCap 600® Pure Growth Fund, S&P SmallCap 600® Pure Value Fund, Europe 1.25x Strategy Fund, Japan 2x Strategy Fund, Strengthening Dollar 2x Strategy Fund and Weakening Dollar 2x Strategy Fund and the Board of Trustees of Rydex Series Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of S&P 500® Pure Growth Fund, S&P 500® Pure Value Fund, S&P MidCap 400® Pure Growth Fund, S&P MidCap 400® Pure Value Fund, S&P SmallCap 600® Pure Growth Fund, S&P SmallCap 600® Pure Value Fund, Europe 1.25x Strategy Fund, Japan 2x Strategy Fund, Strengthening Dollar 2x Strategy Fund and Weakening Dollar 2x Strategy Fund (collectively referred to as the “Funds”), (ten of the funds constituting Rydex Series Funds (the “Trust”)), including the schedules of investments, as of March 31, 2020, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (ten of the funds constituting Rydex Series Funds) at March 31, 2020, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2020, by correspondence with the custodian, transfer agent, and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Guggenheim investment companies since 1979.

Tysons, Virginia
May 28, 2020

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OTHER INFORMATION (Unaudited)

Federal Income Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

In January 2021, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2020.

The Funds’ investment income (dividend income plus short-term capital gains, if any) qualifies as follows:

Of the taxable ordinary income distributions paid during the fiscal year ending March 31, 2020, the following funds had the corresponding percentages qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief and Reconciliation Act of 2003 or for the dividends received deduction for corporations. See the qualified dividend income and dividend received deduction columns, respectively, in the table below.

Fund	Qualified Dividend Income	Dividend Received Deduction
S&P 500® Pure Value Fund	86.92%	57.70%
Europe 1.25x Strategy Fund	100.00%	0.00%

With respect to the taxable year ended March 31, 2020, the Funds hereby designate as capital gain dividends the amounts listed below, or, if subsequently determined to be different, the net capital gain of such year:

Fund	From long-term capital gain:	From long-term capital gain, using proceeds from shareholder redemptions:
S&P 500® Pure Growth Fund	$4,523,222	$8,203,222
S&P 500® Pure Value Fund	—	906,071

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Funds’ voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Funds’ Forms N-PORT and N-Q are available on the SEC’s website at https://www.sec.gov. The Funds’ Forms N-PORT and N-Q may be reviewed and copied

110 | THE RYDEX FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(concluded)

at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee	Since 2019	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	157	Current: Purpose Investments Funds (2013-present). Former: Managed Duration Investment Grade Municipal Fund (2006-2016).
Angela Brock-Kyle (1959)	Trustee	Since 2016	Current: Founder and Chief Executive Officer, B.O.A.R.D.S. (2013-present). Former: Senior Leader, TIAA (1987-2012).	156	Current: Hunt Companies, Inc. (2019-present). Former: Infinity Property & Casualty Corp. (2014-2018).
Donald A. Chubb, Jr. (1946)	Trustee and Chair of the Valuation Oversight Committee	Since 2019	Current: Retired Former: Business broker and manager of commercial real estate, Griffith & Blair, Inc. (1997-2017).	156	Former: Midland Care, Inc. (2011-2016).
Jerry B. Farley (1946)	Trustee	Since 2019	Current: President, Washburn University (1997-present).	156	Current: CoreFirst Bank & Trust (2000-present). Former: Westar Energy, Inc. (2004-2018).
Roman Friedrich III (1946)	Trustee and Chair of the Contracts Review Committee	Since 2019	Current: Founder and Managing Partner, Roman Friedrich & Company (1998-present).	156	Former: Zincore Metals, Inc. (2009-2019).
Thomas F. Lydon, Jr. (1960)	Trustee and Vice Chair of the Contracts Review Committee	Since 2005 (Trustee) Since 2019 (Vice Chair of the Contracts Review Committee)	Current: President, Global Trends Investments (1996-present); Co-Chief Executive Officer, ETF Flows, LLC (2019-present); Chief Executive Officer, Lydon Media (2016-present).	156	Current: US Global Investors (GROW) (1995-present). Former: Harvest Volatility Edge Trust (3) (2017-2019).

112 | THE RYDEX FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - concluded
Ronald A. Nyberg (1953)	Trustee and Chair of the Nominating and Governance Committee	Since 2019	Current: Partner, Momkus LLC (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	157

Current: PPM Funds (9) (2018-present); Edward-Elmhurst Healthcare System (2012-present).

Former: Western Asset Inflation-Linked Opportunities & Income Fund (2004-April 2020); Western Asset Inflation-Linked Income Fund (2003-April 2020); Managed Duration Investment Grade Municipal Fund (2003-2016).

Sandra G. Sponem (1958)	Trustee and Chair of the Audit Committee	Since 2016 (Trustee) Since 2019 (Chair of the Audit Committee)	Current: Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson-Companies, Inc. (2007-2017).	156	Current: SPDR Series Trust (78) (2018-present); SPDR Index Shares Funds (31) (2018-present); SSGA Active Trust (12) (2018-present); and SSGA Master Trust (1) (2018-present).
Ronald E. Toupin, Jr. (1958)	Trustee, Chair of the Board and Chair of the Executive Committee	Since 2019

Current: Portfolio Consultant (2010-present); Member, Governing Council, Independent Directors Council (2013-present); Governor, Board of Governors, Investment Company Institute (2018-present).

Former: Member, Executive Committee, Independent Directors Council (2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).

				156

Former: Western Asset Inflation-Linked Opportunities & Income Fund (2004-April 2020); Western Asset Inflation-Linked Income Fund (2003-April 2020); Managed Duration Investment Grade Municipal Fund (2003-2016).

THE RYDEX FUNDS ANNUAL REPORT | 113

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INTERESTED TRUSTEE
Amy J. Lee**** (1961)	Trustee, Vice President and Chief Legal Officer	Since 2018 (Trustee) Since 2019 (Vice President and Chief Legal Officer)	Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and Chief Executive Officer, certain other funds in the Fund Complex (2017-2019); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	156	None.

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his or her successor is elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation.
***

Each Trustee also serves on the boards of trustees of Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Fiduciary/Claymore Energy Infrastructure Fund, Guggenheim Taxable Municipal Managed Duration Trust, Guggenheim Strategic Opportunities Fund, Guggenheim Enhanced Equity Income Fund, Guggenheim Energy & Income Fund, Guggenheim Credit Allocation Fund, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Funds and Transparent Value Trust. Messrs. Barnes and Nyberg also serve on the board of trustees of Advent Convertible & Income Fund.

****	This Trustee is deemed to be an “interested person” of the Funds under the 1940 Act by reason of her position with the Funds’ Investment Manager and/or the parent of the Investment Manager.

114 | THE RYDEX FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS
Brian E. Binder (1972)	President and Chief Executive Officer	Since 2019

Current: President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President, Chief Executive Officer and Chairman of the Board of Managers, Guggenheim Funds Investment Advisors, LLC (2018-present); President and Chief Executive Officer, Security Investors, LLC (2018-present); Board Member of Guggenheim Partners Fund Management (Europe) Limited (2018-present); Senior Managing Director and Chief Administrative Officer, Guggenheim Investments (2018-present).

Former: Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

James M. Howley (1972)	Assistant Treasurer	Since 2016

Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Mark E. Mathiasen (1978)	Secretary	Since 2017	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2018	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2012-present).
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present). Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).

Margaux Misantone (1978)	AML Officer	Since 2017

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-2018).

William Rehder (1967)	Assistant Vice President	Since 2018	Current: Managing Director, Guggenheim Investments (2002-present).

THE RYDEX FUNDS ANNUAL REPORT | 115

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - concluded
Kimberly J. Scott (1974)	Assistant Treasurer	Since 2016

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2019

Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

John L. Sullivan (1955)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2016

Current: Chief Financial Officer, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and Chief Compliance Officer, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); Chief Financial Officer and Treasurer, Van Kampen Funds (1996-2004).

Jon Szafran (1989)	Assistant Treasurer	Since 2017

Current: Vice President, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014–2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

116 | THE RYDEX FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York 10017 is the data controller for your information. The affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

THE RYDEX FUNDS ANNUAL REPORT | 117

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These safeguards vary based on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(concluded)

electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

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3.31.2020

Rydex Funds Annual Report

Domestic Equity Fund
NASDAQ-100® Fund

Beginning on January 1, 2021, paper copies of the Fund’s annual and semi-annual shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from a fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from a fund electronically by calling 800.820.0888, going to GuggenheimInvestments.com/myaccount, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a fund directly, you can inform the Fund that you wish to receive paper copies of reports by calling 800.820.0888. If you hold shares of a fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper will apply to all Guggenheim Funds in which you are invested and may apply to all funds held with your financial intermediary.

GuggenheimInvestments.com	ROTC-ANN-2-0320x0321

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Guggenheim Investments eDelivery Service Notice

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	4
ABOUT SHAREHOLDERS’ FUND EXPENSES	6
NASDAQ-100® FUND	9
NOTES TO FINANCIAL STATEMENTS	27
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	47
OTHER INFORMATION	49
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	51
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	59

THE RYDEX FUNDS ANNUAL REPORT | 1

March 31, 2020

Dear Shareholder:

The fiscal year ended March 31, 2020, concluded on a somber note. Even though markets performed well for most of the period, the emergence of a novel and highly contagious form of coronavirus in the last weeks of the period adversely impacted global commercial activity and contributed to significant volatility in certain markets, unseen since the great recession of 2008.

As it spread beyond Asia to virtually every country in the world, many governments and businesses instituted quarantines and closures, which has resulted in significant disruption in manufacturing, supply chains, consumer demand and economic activity. The U.S. Federal Reserve responded quickly to provide liquidity in order to ensure that the U.S. markets continued to function efficiently. The fiscal policy included a spending bill worth over $2 trillion to assist consumers, states, small businesses and certain industries. While these actions helped stabilize the market, volatile conditions continued into April.

As discussed in this annual shareholder report, these events have affected performance of the Nasdaq-100 Fund (the “Fund”). We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Performance Report and Fund Profile for the Fund.

Security Investors, LLC (the “Investment Adviser”), the Investment Adviser for the Fund, is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm. An affiliate of Guggenheim and the Investment Adviser, Guggenheim Funds Distributors, LLC, is the distributor of the Fund.

Together, we are committed to the safety and prosperity of our clients, our employees, and our shareholders. The resources of the firm are being made fully available not only to support our clients, but also to support our employees and their families.

Please practice the appropriate prudence for the protection not only of your health and that of your friends and loved ones but also for our neighbors and communities. Thank you for the trust you place in us.

Sincerely,

Security Investors, LLC

April 30, 2020

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses, and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

2 | THE RYDEX FUNDS ANNUAL REPORT

March 31, 2020

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/ or legal professional regarding your specific situation.

The global ongoing crisis caused by the outbreak of COVID-19 is causing materially reduced consumer demand and economic output, disrupting supply chains, resulting in market closures, travel restrictions and quarantines, and adversely impacting local and global economies. Investors should be aware that in light of the current uncertainty, volatility and distress in economies, financial markets, and labor and health conditions all over the world, the Fund’s investments and a shareholder’s investment in the Fund are subject to sudden and substantial losses, increased volatility and other adverse events. Firms through which investors invest with the Fund, the Fund, its service providers, the markets in which it invests and market intermediaries are also impacted by quarantines and similar measures intended to contain the ongoing pandemic, which can obstruct their functioning and subject them to heightened operational risks.

The Nasdaq-100® Fund may not be suitable for all investors. ● Investing in the NASDAQ-100® Fund involves certain risks, which may include increased volatility due to the use of futures and the possibility that companies in which the Fund invests may not be commercially successful or may become obsolete more quickly. ● There are no assurances that any Rydex Fund will achieve its objective and/or strategy. This Fund is subject to active trading and tracking error risks, which may increase volatility, impact the Fund’s ability to achieve its investment objective and may decrease the Fund’s performance. ● This Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a more diversified fund. ● For more on these and other risks, please read the prospectus.

THE RYDEX FUNDS ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)	March 31, 2020

The 12-month period ended March 31,2020, was a wild ride for markets. While the U.S. economy was generally in good shape in 2019, recessionary fears rose throughout the year, prompting the U.S. Federal Reserve (the “Fed”) to announce a rate cut on July 31, the first since 2008, amid growing downside risks to policymakers’ baseline growth and inflation forecasts. Key among those risks were slowing global growth, the threat of additional U.S.-China tariffs, and the possible ramifications surrounding Brexit. The Fed subsequently cut rates twice more in 2019, which caused markets to rally toward the end of the year and into early 2020. Stocks reached new highs and credit spreads tightened to historic levels. Since then, the global outbreak of the coronavirus, COVID-19, has been at the center of everything. As of this writing, COVID-19 has spread to 210 countries, resulted in over 2.5 million cases, and caused over 170,000 deaths. Thus far, the U.S. makes up more than 30% of global cases, and 25% of global deaths. States have required the labor force to work from home if possible, individuals to practice social distancing, and non-essential businesses to shut down.

Closures, quarantines, and social distancing efforts have impacted the travel, hospitality, restaurants, and retail industries, with activity down 100% in some areas of the country. Further exacerbating the decline in output will be reduced business investment, which was already stalling due to falling profits, trade conflicts, and political uncertainty. The coronavirus shock and collapse in oil prices will likely further depress capital expenditures.

In response to the crisis, the Federal Open Market Committee cut rates by a further 125 basis points in the first quarter of 2020 and passed a series of stimulus programs. Among these were the Primary and Secondary Market Corporate Credit Facilities, which are lending programs primarily targeting investment-grade corporate bond issuers, implemented in concert with the U.S. Treasury. It was only after the announcement of this program that corporate credit found some relief from the selloff, but we expect this relief may be temporary.

With an alphabet soup of monetary programs targeting relief from the coronavirus impact, fiscal policy has also stepped up to the plate with a spending bill worth over $2 trillion that aims to assist consumers, states, small businesses, and certain industries. There is no question that these programs will help ease the economic fallout from virus containment measures, but even $2 trillion may be too small given the magnitude of the economic shock that we are facing. Additionally, it is far from clear that fiscal measures are an adequate solution to the issue at hand: the physical impediment to consumer spending. Fiscal and monetary policy can do their part, but ultimately it is public health policy that will likely be the greatest determinant of the economic outlook.

For the 12 months ended March 31, 2020, the Standard & Poor’s 500® (“S&P 500”) Index* returned -6.98%. The decline, while significant, represents something of a recovery in stocks. The S&P 500 peaked at 3,386.15 on February 19, 2020, before plummeting 33.9% to a low of 2,237.40 on March 23, 2020, then recovering some lost ground by the end of the month.

The consensus estimate for S&P 500 earnings per share in 2020 is still around $150. Our research shows S&P 500 earnings per share could fall below $100. Similarly, economists have no way to calibrate how bad the economic data could be based on history. The March U.S. non-farm payrolls

4 | THE RYDEX FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	March 31, 2020

report was evidence of this, as it showed a decline in payrolls of 700,000 jobs versus survey expectations of a decline of only 100,000 jobs. We currently expect that second quarter U.S. real gross domestic product (“GDP”) quarter-over-quarter growth could fall by 40% annualized and the unemployment rate could rise to at least 20%. Beyond that, the severity of the crisis depends on containment of the virus and the effectiveness of social distancing measures put in place, but expectations for a quick and sustained V-shaped recovery appear overly optimistic.

For the 12 months ended March 31, 2020, the MSCI Europe-Australasia-Far East (“EAFE”) Index* returned -13.92%. The return of the MSCI Emerging Markets Index* was -17.36%.

In the bond market, the Bloomberg Barclays U.S. Aggregate Bond Index* posted an 8.93% return for the 12-month period, while the Bloomberg Barclays U.S. Corporate High Yield Index* returned -6.94%. The return of the ICE Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index* was 2.25% for the 12-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market Index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

NASDAQ-100® Index includes 100 of the largest domestic and international non-financial securities listed on The Nasdaq Stock Market based on market capitalization. The Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology. It does not contain securities of financial companies including investment companies.

S&P 500® is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

THE RYDEX FUNDS ANNUAL REPORT | 5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning September 30, 2019 and ending March 31, 2020.

The following tables illustrate the Fund’s costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

6 | THE RYDEX FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Fund’s expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

THE RYDEX FUNDS ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value September 30, 2019	Ending Account Value March 31, 2020	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
NASDAQ-100® Fund
Investor Class	1.38%	0.53%	$ 1,000.00	$ 1,005.30	$ 6.92
A-Class	1.63%	0.41%	1,000.00	1,004.10	8.17
C-Class	2.38%	0.00%	1,000.00	1,000.00	11.90
H-Class	1.63%	0.38%	1,000.00	1,003.80	8.17

Table 2. Based on hypothetical 5% return (before expenses)
NASDAQ-100® Fund
Investor Class	1.38%	5.00%	$ 1,000.00	$ 1,018.10	$ 6.96
A-Class	1.63%	5.00%	1,000.00	1,016.85	8.22
C-Class	2.38%	5.00%	1,000.00	1,013.10	11.98
H-Class	1.63%	5.00%	1,000.00	1,016.85	8.22

[1]	Annualized and excludes expenses of the underlying funds in which the Fund invests, if any.
[2]

Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period September 30, 2019 to March 31, 2020.

8 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2020

NASDAQ-100® FUND

OBJECTIVE: Seeks to provide investment results that correspond, before fees and expenses, to a benchmark for over-the-counter securities on a daily basis. The Fund’s current benchmark is the NASDAQ-100® Index (the “underlying index”).

For the one-year period ended March 31, 2020, NASDAQ-100 Fund maintained a daily correlation of over 99% to its benchmark of 100% of the daily price movement of the NASDAQ-100® Index. The Fund Investor Class returned 5.40%, while the NASDAQ-100 Index returned 7.03% over the same time period.

The sectors contributing the most to the return of the underlying index were Information Technology, Consumer Discretionary, and Health Care. The sectors detracting the most were Industrials, Utilities, and Consumer Staples.

The holdings contributing the most to the return of the underlying index were Microsoft Corp., Apple, Inc., and Amazon.com, Inc. The holdings detracting the most were Cisco Systems, Inc., Comcast Corp. Class A, and Baidu, Inc. ADR.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and not for hedging purposes. Derivatives performed as expected.

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration, Guggenheim Strategy Fund II and Guggenheim Strategy Fund III (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II and Guggenheim Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee but the Fund’s adviser has agreed to waive fees to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such affiliated fund. For the one-year period ended March 31, 2020, investment in the Short Term Investment Vehicles had a negligible impact on Fund performance.

Performance displayed represents past performance, which is no guarantee of future results.

THE RYDEX FUNDS ANNUAL REPORT | 9

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(continued)	March 31, 2020

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Dates:
Investor Class	February 14, 1994
A-Class	March 31, 2004
C-Class	March 26, 2001
H-Class	September 18, 2014

Ten Largest Holdings (% of Total Net Assets)
Microsoft Corp.	10.7%
Apple, Inc.	10.1%
Amazon.com, Inc.	8.6%
Facebook, Inc. — Class A	3.6%
Alphabet, Inc. — Class C	3.6%
Alphabet, Inc. — Class A	3.6%
Intel Corp.	2.7%
PepsiCo, Inc.	1.9%
Cisco Systems, Inc.	1.9%
Netflix, Inc.	1.9%
Top Ten Total	48.6%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

10 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(continued)	March 31, 2020

Cumulative Fund Performance*

THE RYDEX FUNDS ANNUAL REPORT | 11

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2020

Average Annual Returns* Periods Ended March 31, 2020

	1 Year	5 Year	10 Year
Investor Class Shares	5.40%	12.28%	14.69%
A-Class Shares	5.14%	11.98%	14.37%
A-Class Shares with sales charge‡	0.14%	10.89%	13.82%
C-Class Shares	4.31%	11.16%	13.54%
C-Class Shares with CDSC§	3.31%	11.16%	13.54%
NASDAQ-100 Index	7.03%	13.81%	16.17%
	1 Year	5 Year	Since Inception (09/18/14)
H-Class Shares	5.11%	12.00%	11.84%
NASDAQ-100 Index	7.03%	13.81%	13.65%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The NASDAQ-100 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on the Investor Class shares and A-Class shares only; performance for C-Class shares and H-Class shares will vary due to differences in fee structures.

‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

12 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2020
NASDAQ-100® FUND

	Shares	Value
COMMON STOCKS† - 89.7%

Technology - 39.5%
Microsoft Corp.	702,912	$110,856,252
Apple, Inc.	409,399	104,106,072
Intel Corp.	511,272	27,670,041
NVIDIA Corp.	71,931	18,961,012
Adobe, Inc.*	56,896	18,106,583
Broadcom, Inc.	46,623	11,054,313
Texas Instruments, Inc.	109,868	10,979,109
QUALCOMM, Inc.	134,206	9,079,036
Fiserv, Inc.*	79,911	7,590,746
Intuit, Inc.	30,595	7,036,850
Advanced Micro Devices, Inc.*	130,889	5,952,832
Micron Technology, Inc.*	130,116	5,472,679
Activision Blizzard, Inc.	90,296	5,370,806
Applied Materials, Inc.	108,572	4,974,769
Lam Research Corp.	17,052	4,092,480
Autodesk, Inc.*	25,809	4,028,785
Analog Devices, Inc.	43,288	3,880,769
Electronic Arts, Inc.*	34,318	3,437,634
Cognizant Technology Solutions Corp. — Class A	64,358	2,990,716
NetEase, Inc. ADR	8,575	2,752,232
NXP Semiconductor N.V.	32,854	2,724,582
KLA Corp.	18,546	2,665,802
Paychex, Inc.	42,071	2,647,107
Workday, Inc. — Class A*	19,276	2,510,121
Cerner Corp.	36,918	2,325,465
Xilinx, Inc.	29,556	2,303,595
ANSYS, Inc.*	9,895	2,300,291
ASML Holding N.V. — Class G	8,705	2,277,576
Synopsys, Inc.*	17,664	2,274,947
Splunk, Inc.*	17,789	2,245,505
Cadence Design Systems, Inc.*	32,979	2,177,933
Citrix Systems, Inc.	15,305	2,166,423
Microchip Technology, Inc.	28,088	1,904,366
Check Point Software Technologies Ltd.*	17,893	1,798,962
Skyworks Solutions, Inc.	20,025	1,789,834
Take-Two Interactive Software, Inc.*	13,322	1,580,122
Maxim Integrated Products, Inc.	31,806	1,546,090
Western Digital Corp.	34,955	1,454,827
NetApp, Inc.	26,824	1,118,293
Total Technology		408,205,557

Communications - 29.8%
Amazon.com, Inc.*	45,683	89,069,059
Facebook, Inc. — Class A*	221,730	36,984,564
Alphabet, Inc. — Class C*	31,655	36,808,751
Alphabet, Inc. — Class A*	31,676	36,805,928
Cisco Systems, Inc.	498,609	19,600,320
Netflix, Inc.*	51,509	19,341,630
Comcast Corp. — Class A	533,580	18,344,480
Charter Communications, Inc. — Class A*	25,244	11,014,210
T-Mobile US, Inc.*	100,559	8,436,900
Booking Holdings, Inc.*	4,919	6,617,629
JD.com, Inc. ADR*	108,945	4,412,272
Baidu, Inc. ADR*	32,498	3,275,473
eBay, Inc.	95,617	2,874,247
MercadoLibre, Inc.*	5,843	2,854,773
Sirius XM Holdings, Inc.[1]	519,936	2,568,484
VeriSign, Inc.*	13,800	2,485,242

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 13

SCHEDULE OF INVESTMENTS (continued)	March 31, 2020
NASDAQ-100® FUND

	Shares	Value
CDW Corp.	16,887	$1,575,050
Trip.com Group Ltd. ADR*	61,467	1,441,401
Fox Corp. — Class A	41,667	984,591
Expedia Group, Inc.	16,380	921,703
Liberty Global plc — Class C*	51,572	810,196
Fox Corp. — Class B	31,285	715,801
Liberty Global plc — Class A*	21,335	352,241
Total Communications		308,294,945

Consumer, Non-cyclical - 12.8%
PepsiCo, Inc.	163,893	19,683,549
Amgen, Inc.	69,837	14,158,055
PayPal Holdings, Inc.*	138,007	13,212,790
Gilead Sciences, Inc.	148,697	11,116,588
Mondelez International, Inc. — Class A	169,228	8,474,938
Vertex Pharmaceuticals, Inc.*	30,224	7,191,801
Automatic Data Processing, Inc.	50,857	6,951,135
Intuitive Surgical, Inc.*	13,584	6,726,932
Biogen, Inc.*	21,208	6,709,787
Regeneron Pharmaceuticals, Inc.*	12,687	6,194,935
Illumina, Inc.*	17,278	4,718,967
Monster Beverage Corp.*	63,196	3,555,407
Kraft Heinz Co.	143,528	3,550,883
Verisk Analytics, Inc. — Class A	19,260	2,684,459
CoStar Group, Inc.*	4,306	2,528,526
IDEXX Laboratories, Inc.*	10,082	2,442,264
Alexion Pharmaceuticals, Inc.*	26,009	2,335,348
Seattle Genetics, Inc.*	20,144	2,324,215
Cintas Corp.	12,165	2,107,222
Incyte Corp.*	25,316	1,853,891
BioMarin Pharmaceutical, Inc.*	21,112	1,783,964
Align Technology, Inc.*	9,264	1,611,473
Total Consumer, Non-cyclical		131,917,129

Consumer, Cyclical - 6.1%
Costco Wholesale Corp.	51,925	14,805,375
Tesla, Inc.*	21,186	11,101,464
Starbucks Corp.	138,807	9,125,172
Walgreens Boots Alliance, Inc.	104,904	4,799,358
Ross Stores, Inc.	42,515	3,697,529
Marriott International, Inc. — Class A	38,426	2,874,649
Lululemon Athletica, Inc.*	14,474	2,743,547
O’Reilly Automotive, Inc.*	8,892	2,676,937
PACCAR, Inc.	40,652	2,485,057
Fastenal Co.	67,409	2,106,531
Dollar Tree, Inc.*	27,816	2,043,641
Copart, Inc.*	27,322	1,872,104
Ulta Beauty, Inc.*	6,918	1,215,493
United Airlines Holdings, Inc.*,1	29,741	938,329
American Airlines Group, Inc.[1]	51,487	627,626
Total Consumer, Cyclical		63,112,812

Utilities - 0.8%
Exelon Corp.	114,255	4,205,727
Xcel Energy, Inc.	63,025	3,800,407
Total Utilities		8,006,134

Industrial - 0.5%
CSX Corp.	91,951	5,268,792

14 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2020
NASDAQ-100® FUND

	Shares	Value
Financial - 0.2%
Willis Towers Watson plc	15,112	$2,566,773

Total Common Stocks
(Cost $406,950,400)		927,372,142

MUTUAL FUNDS† - 3.7%
Guggenheim Ultra Short Duration Fund — Institutional Class[2]	1,610,622	15,735,775
Guggenheim Strategy Fund II2	575,584	13,842,806
Guggenheim Strategy Fund III[2]	356,029	8,569,619
Total Mutual Funds
(Cost $39,328,710)		38,148,200

	Face Amount
FEDERAL AGENCY NOTES†† - 4.7%
Freddie Mac
0.01% (Rate Floor: 0.00%) due 04/13/20[3]	$20,000,000	19,999,530
Federal Farm Credit Bank
1.96% due 12/30/20	5,000,000	5,000,000
0.40% (U.S. Prime Rate - 2.85%, Rate Floor: 0.00%) due 08/30/22[3]	3,000,000	3,010,256
0.45% (U.S. Prime Rate - 2.80%, Rate Floor: 0.00%) due 11/23/21[3]	1,400,000	1,402,344
1.75% (3 Month USD LIBOR - 0.08%, Rate Floor: 0.00%) due 01/15/21[3]	1,000,000	1,000,053
Fannie Mae
0.09% (U.S. Secured Overnight Financing Rate + 0.08%, Rate Floor: 0.00%) due 09/16/20[3]	5,000,000	4,999,534
1.88% due 12/28/20	2,500,000	2,527,021
0.23% (U.S. Secured Overnight Financing Rate + 0.22%, Rate Floor: 0.00%) due 03/16/22[3]	2,000,000	1,996,038
Farmer Mac
0.23% (U.S. Prime Rate - 3.02%, Rate Floor: 0.00%) due 09/01/20[3]	9,500,000	9,500,000
Total Federal Agency Notes
(Cost $49,426,340)		49,434,776

FEDERAL AGENCY DISCOUNT NOTES†† - 0.5%
Federal Home Loan Bank
0.05% due 04/08/20[4]	5,000,000	4,999,951
Total Federal Agency Discount Notes
(Cost $4,999,951)		4,999,951

U.S. TREASURY BILLS†† - 0.3%
U.S. Treasury Bills
0.50% due 04/30/20[4,5]	3,095,000	3,094,862
Total U.S. Treasury Bills
(Cost $3,093,735)		3,094,862

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 15

SCHEDULE OF INVESTMENTS (continued)	March 31, 2020
NASDAQ-100® FUND

	Face Amount	Value
REPURCHASE AGREEMENTS††,6 - 0.8%
J.P. Morgan Securities LLC issued 03/31/20 at 0.01% due 04/01/20[7]	$6,046,507	$6,046,507
BofA Securities, Inc. issued 03/31/20 at 0.00% due 04/01/20[7]	2,325,579	2,325,579
Total Repurchase Agreements
(Cost $8,372,086)		8,372,086

	Shares
SECURITIES LENDING COLLATERAL†,8 - 0.3%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.39%[9]	2,627,975	2,627,975
Total Securities Lending Collateral
(Cost $2,627,975)		2,627,975

Total Investments - 100.0%
(Cost $514,799,197)		1,034,049,992
Other Assets & Liabilities, net - 0.0%		(396,295)
Total Net Assets - 100.0%		$1,033,653,697

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Equity Futures Contracts Purchased†
NASDAQ-100 Index Mini Futures Contracts	324	Jun 2020	$50,527,800	$3,920,366

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Depreciation
OTC Equity Index Swap Agreements††
BNP Paribas	NASDAQ-100 Index	1.64% (1 Month USD LIBOR + 0.65%)	At Maturity	04/29/20	220	$1,720,976	$(18,417)
Barclays Bank plc	NASDAQ-100 Index	1.09% (1 Week USD LIBOR + 0.50%)	At Maturity	04/30/20	2,563	20,029,168	(193,553)
Goldman Sachs International	NASDAQ-100 Index	1.14% (1 Week USD LIBOR + 0.55%)	At Maturity	04/28/20	4,232	33,070,602	(353,962)
						$54,820,746	$(565,932)

16 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2020
NASDAQ-100® FUND

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at March 31, 2020 — See Note 7.
[2]	Affiliated issuer.
[3]

Variable rate security. Rate indicated is the rate effective at March 31, 2020. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[4]	Rate indicated is the effective yield at the time of purchase.
[5]	All or a portion of this security is pledged as futures collateral at March 31, 2020.
[6]	Repurchase Agreements — See Note 6.
[7]	All or a portion of this security is pledged as equity index swap collateral at March 31, 2020.
[8]	Securities lending collateral — See Note 7.
[9]	Rate indicated is the 7-day yield as of March 31, 2020.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$927,372,142	$—	$—	$927,372,142
Mutual Funds	38,148,200	—	—	38,148,200
Federal Agency Notes	—	49,434,776	—	49,434,776
Federal Agency Discount Notes	—	4,999,951	—	4,999,951
U.S. Treasury Bills	—	3,094,862	—	3,094,862
Repurchase Agreements	—	8,372,086	—	8,372,086
Securities Lending Collateral	2,627,975	—	—	2,627,975
Equity Futures Contracts**	3,920,366	—	—	3,920,366
Total Assets	$972,068,683	$65,901,675	$—	$1,037,970,358

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Index Swap Agreements**	$—	$565,932	$—	$565,932

**	This derivative is reported as unrealized appreciation/depreciation at period end.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 17

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2020
NASDAQ-100® FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2019, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180419000405/gug78512-ncsr.htm.

Transactions during the year ended March 31, 2020, in which the company is an affiliated issuer, were as follows:

Security Name	Value 03/31/19	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Mutual Funds
Guggenheim Strategy Fund II	$14,280,251	$—	$—	$—	$(437,445)
Guggenheim Strategy Fund III	8,825,959	—	—	—	(256,340)
Guggenheim Ultra Short Duration Fund — Institutional Class	11,953,180	4,100,000	—	—	(317,405)
	$35,059,390	$4,100,000	$—	$—	$(1,011,190)

Security Name	Value 03/31/20	Shares 03/31/20	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$13,842,806	575,584	$392,540
Guggenheim Strategy Fund III	8,569,619	356,029	241,783
Guggenheim Ultra Short Duration Fund — Institutional Class	15,735,775	1,610,622	327,163
	$38,148,200		$961,486

18 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
NASDAQ-100® FUND

March 31, 2020

Assets:
Investments in unaffiliated issuers, at value - including $2,610,381 of securities loaned (cost $467,098,401)	$987,529,706
Investments in affiliated issuers, at value (cost $39,328,710)	38,148,200
Repurchase agreements, at value (cost $8,372,086)	8,372,086
Cash	2,350,689
Segregated cash with broker	2,261,601
Receivables:
Securities sold	6,947,272
Fund shares sold	2,404,038
Dividends	380,694
Interest	106,191
Securities lending income	882
Total assets	1,048,501,359

Liabilities:
Unrealized depreciation on OTC swap agreements	565,932
Payable for:
Fund shares redeemed	8,532,673
Return of securities lending collateral	2,627,975
Management fees	641,912
Variation margin on futures contracts	370,980
Transfer agent and administrative fees	274,107
Distribution and service fees	81,610
Portfolio accounting fees	53,471
Swap settlement	42,436
Trustees’ fees*	23,473
Miscellaneous	1,633,093
Total liabilities	14,847,662
Commitments and contingent liabilities (Note 11)	—
Net assets	$1,033,653,697

Net assets consist of:
Paid in capital	$495,894,523
Total distributable earnings (loss)	537,759,174
Net assets	$1,033,653,697

Investor Class:
Net assets	$888,189,143
Capital shares outstanding	22,385,823
Net asset value per share	$39.68

A-Class:
Net assets	$41,054,358
Capital shares outstanding	1,131,419
Net asset value per share	$36.29
Maximum offering price per share (Net asset value divided by 95.25%)	$38.10

C-Class:
Net assets	$80,633,082
Capital shares outstanding	2,585,704
Net asset value per share	$31.18

H-Class:
Net assets	$23,777,114
Capital shares outstanding	655,372
Net asset value per share	$36.28

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 19

STATEMENT OF OPERATIONS
NASDAQ-100® FUND

Year Ended March 31, 2020

Investment Income:
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $12,278)	$11,825,938
Dividends from securities of affiliated issuers	961,486
Interest	1,420,342
Income from securities lending, net	7,681
Total investment income	14,215,447

Expenses:
Management fees	9,059,142
Distribution and service fees:
A-Class	133,876
C-Class	893,228
H-Class	89,968
Transfer agent and administrative fees	3,078,765
Registration fees	992,583
Portfolio accounting fees	700,119
Professional fees	586,790
Trustees’ fees*	265,593
Custodian fees	170,700
Line of credit fees	903
Prime broker interest expense	162
Miscellaneous	1,731,274
Total expenses	17,703,103
Less:
Expenses waived by Adviser	(34,372)
Net expenses	17,668,731
Net investment loss	(3,453,284)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	$95,863,271
Swap agreements	10,425,445
Futures contracts	2,397,651
Net realized gain	108,686,367
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(35,712,847)
Investments in affiliated issuers	(1,011,190)
Swap agreements	(628,331)
Futures contracts	263,638
Net change in unrealized appreciation (depreciation)	(37,088,730)
Net realized and unrealized gain	71,597,637
Net increase in net assets resulting from operations	$68,144,353

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

20 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS
NASDAQ-100® FUND

	Year Ended March 31, 2020	Year Ended March 31, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(3,453,284)	$(2,672,127)
Net realized gain on investments	108,686,367	29,980,370
Net change in unrealized appreciation (depreciation) on investments	(37,088,730)	88,603,777
Net increase in net assets resulting from operations	68,144,353	115,912,020

Distributions to shareholders:
Investor Class	(20,287,863)	(15,419,551)
A-Class	(1,043,499)	(985,618)
C-Class	(2,257,087)	(1,757,606)
H-Class	(648,117)	(662,148)
Total distributions to shareholders	(24,236,566)	(18,824,923)

Capital share transactions:
Proceeds from sale of shares
Investor Class	1,328,414,692	1,133,065,829
A-Class	30,863,059	45,605,047
C-Class	18,499,187	30,479,325
H-Class	140,487,069	136,853,790
Distributions reinvested
Investor Class	19,606,905	14,906,982
A-Class	977,143	845,201
C-Class	2,159,664	1,687,671
H-Class	645,234	660,051
Cost of shares redeemed
Investor Class	(1,477,875,968)	(1,176,363,858)
A-Class	(52,878,356)	(43,829,464)
C-Class	(26,781,762)	(38,634,376)
H-Class	(164,617,240)	(160,150,861)
Net decrease from capital share transactions	(180,500,373)	(54,874,663)
Net increase (decrease) in net assets	(136,592,586)	42,212,434

Net assets:
Beginning of year	1,170,246,283	1,128,033,849
End of year	$1,033,653,697	$1,170,246,283

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 21

STATEMENTS OF CHANGES IN NET ASSETS (concluded)
NASDAQ-100® FUND

	Year Ended March 31, 2020	Year Ended March 31, 2019
Capital share activity:
Shares sold
Investor Class	32,616,628	30,604,193
A-Class	865,992	1,323,544
C-Class	567,526	1,009,503
H-Class	3,768,582	4,004,601
Shares issued from reinvestment of distributions
Investor Class	458,320	423,253
A-Class	24,959	26,111
C-Class	64,046	59,869
H-Class	16,485	20,391
Shares redeemed
Investor Class	(36,205,571)	(32,014,747)
A-Class	(1,433,295)	(1,297,551)
C-Class	(829,227)	(1,296,281)
H-Class	(4,442,249)	(4,713,948)
Net decrease in shares	(4,527,804)	(1,851,062)

22 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
NASDAQ-100® FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016
Per Share Data
Net asset value, beginning of period	$38.39	$34.94	$30.68	$25.75	$25.38
Income (loss) from investment operations:
Net investment income (loss)[a]	(.08)	(.05)	(.05)	(.06)	(.05)
Net gain (loss) on investments (realized and unrealized)	2.21	4.11	6.35	5.47	.96
Total from investment operations	2.13	4.06	6.30	5.41	.91
Less distributions from:
Net realized gains	(.84)	(.61)	(2.04)	(.48)	(.54)
Total distributions	(.84)	(.61)	(2.04)	(.48)	(.54)
Net asset value, end of period	$39.68	$38.39	$34.94	$30.68	$25.75

Total Return	5.40%	11.79%	20.76%	21.21%	3.49%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$888,189	$979,675	$926,146	$760,485	$667,018
Ratios to average net assets:
Net investment income (loss)	(0.19%)	(0.14%)	(0.14%)	(0.21%)	(0.19%)
Total expenses[b]	1.37%	1.36%	1.28%	1.29%	1.25%
Net expenses[c]	1.37%	1.36%	1.28%	1.29%	1.25%
Portfolio turnover rate	54%	32%	48%	72%	228%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 23

FINANCIAL HIGHLIGHTS (continued)
NASDAQ-100® FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016
Per Share Data
Net asset value, beginning of period	$35.26	$32.22	$28.49	$24.04	$23.78
Income (loss) from investment operations:
Net investment income (loss)[a]	(.17)	(.13)	(.12)	(.13)	(.10)
Net gain (loss) on investments (realized and unrealized)	2.04	3.78	5.89	5.06	.90
Total from investment operations	1.87	3.65	5.77	4.93	.80
Less distributions from:
Net realized gains	(.84)	(.61)	(2.04)	(.48)	(.54)
Total distributions	(.84)	(.61)	(2.04)	(.48)	(.54)
Net asset value, end of period	$36.29	$35.26	$32.22	$28.49	$24.04

Total Return[d]	5.14%	11.51%	20.44%	20.76%	3.26%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$41,054	$59,021	$52,257	$63,311	$60,499
Ratios to average net assets:
Net investment income (loss)	(0.44%)	(0.38%)	(0.39%)	(0.51%)	(0.42%)
Total expenses[b]	1.62%	1.61%	1.53%	1.53%	1.51%
Net expenses[c]	1.62%	1.61%	1.53%	1.53%	1.51%
Portfolio turnover rate	54%	32%	48%	72%	228%

24 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS (continued)
NASDAQ-100® FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016
Per Share Data
Net asset value, beginning of period	$30.64	$28.29	$25.41	$21.62	$21.60
Income (loss) from investment operations:
Net investment income (loss)[a]	(.39)	(.34)	(.32)	(.28)	(.26)
Net gain (loss) on investments (realized and unrealized)	1.77	3.30	5.24	4.55	.82
Total from investment operations	1.38	2.96	4.92	4.27	.56
Less distributions from:
Net realized gains	(.84)	(.61)	(2.04)	(.48)	(.54)
Total distributions	(.84)	(.61)	(2.04)	(.48)	(.54)
Net asset value, end of period	$31.18	$30.64	$28.29	$25.41	$21.62

Total Return[d]	4.31%	10.70%	19.57%	19.98%	2.48%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$80,633	$85,274	$85,149	$58,647	$38,900
Ratios to average net assets:
Net investment income (loss)	(1.19%)	(1.14%)	(1.15%)	(1.21%)	(1.19%)
Total expenses[b]	2.37%	2.36%	2.28%	2.28%	2.26%
Net expenses[c]	2.37%	2.36%	2.28%	2.28%	2.26%
Portfolio turnover rate	54%	32%	48%	72%	228%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 25

FINANCIAL HIGHLIGHTS (concluded)
NASDAQ-100® FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016
Per Share Data
Net asset value, beginning of period	$35.26	$32.22	$28.49	$24.00	$23.76
Income (loss) from investment operations:
Net investment income (loss)[a]	(.16)	(.13)	(.12)	(.14)	(.13)
Net gain (loss) on investments (realized and unrealized)	2.02	3.78	5.89	5.11	.91
Total from investment operations	1.86	3.65	5.77	4.97	.78
Less distributions from:
Net realized gains	(.84)	(.61)	(2.04)	(.48)	(.54)
Total distributions	(.84)	(.61)	(2.04)	(.48)	(.54)
Net asset value, end of period	$36.28	$35.26	$32.22	$28.49	$24.00

Total Return	5.11%	11.51%	20.49%	20.92%	3.18%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$23,777	$46,276	$64,483	$53,441	$173,638
Ratios to average net assets:
Net investment income (loss)	(0.43%)	(0.37%)	(0.37%)	(0.57%)	(0.51%)
Total expenses[b]	1.62%	1.61%	1.53%	1.54%	1.51%
Net expenses[c]	1.62%	1.61%	1.53%	1.54%	1.51%
Portfolio turnover rate	54%	32%	48%	72%	228%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Does not include expenses of the underlying funds in which the Fund invests.
[c]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[d]	Total return does not reflect the impact of any applicable sales charges.

26 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

Note 1 – Organization and Significant Accounting Policies

Organization

The Rydex Series Funds (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (”1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate fund. The Trust is authorized to issue an unlimited number of no par value shares. The Trust accounts for the assets of each fund separately.

The Trust offers a combination of seven separate classes of shares: Investor Class shares, A-Class shares, C-Class shares, H-Class shares, P-Class shares, Institutional Class shares and Money Market Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased, but will not exceed 4.75%. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”) if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. C-Class shares automatically convert to A-Class shares on or about the 10th day of the month following the 10-year anniversary of the purchase of the C-Class shares. This conversion will be executed without any sales charge, fee or other charge. After the conversion is completed, the shares will be subject to all features and expenses of A-Class shares. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares require a minimum initial investment of $2 million and a minimum account balance of $1 million. At March 31, 2020, the Trust consisted of fifty-two funds (the “Funds”).

This report covers the NASDAQ-100® Fund (the “Fund”), a non-diversified investment company.

Only Investor Class, A-Class, C-Class, and H-Class shares have been issued by the Fund.

The Fund is designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offers unlimited exchange privileges with no minimum holding periods or transactions fees, which may cause the Fund to experience high portfolio turnover.

Security Investors, LLC, which operates under the name Guggenheim Investments (“GI”), provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

Significant Accounting Policies

The Fund operates as an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

THE RYDEX FUNDS ANNUAL REPORT | 27

NOTES TO FINANCIAL STATEMENTS (continued)

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of each Class of the Fund is calculated by dividing the market value of the Fund’s securities and other assets, less all liabilities, attributable to the Class by the number of outstanding shares of the Class.

(a) Valuation of Investments

The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund’s investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund’s securities and/or other assets.

Valuations of the Fund’s securities and other assets are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Fund’s officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed or traded on a recognized U.S. securities exchange or the National Association of Securities Dealers Automated Quotations (“NASDAQ”) National Market System shall generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there is no sale on the valuation date, exchange-traded U.S. equity securities will be valued on the basis of the last bid price.

Open-end investment companies are valued at their NAV as of the close of business, on the valuation date.

U.S. Government securities are valued by independent pricing services, the last traded fill price, or at the reported bid price at the close of business.

28 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Repurchase agreements are generally valued at amortized cost, provided such amounts approximate market value.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, provided such amount approximates market value.

The value of futures contracts is accounted for using the unrealized appreciation or depreciation on the contracts that is determined by marking the contracts to their current realized settlement prices. Financial futures contracts are valued at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the official settlement price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

The values of swap agreements entered into by the Fund are accounted for using the unrealized appreciation or depreciation on the agreements that are determined by marking the agreements to the last quoted value of the index or other underlying position that the swaps pertain to at the close of the NYSE.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GI subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis.

In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

(b) U.S. Government and Agency Obligations

Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Schedule of Investments reflect the effective rates paid at the time of purchase by the Fund. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

THE RYDEX FUNDS ANNUAL REPORT | 29

NOTES TO FINANCIAL STATEMENTS (continued)

(c) Futures Contracts

Upon entering into a futures contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(d) Swap Agreements

Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation. Payments received or made as a result of an agreement or termination of an agreement are recognized as realized gains or losses.

Upon entering into certain centrally-cleared swap transactions, a Fund is required to deposit with its clearing broker an amount of cash or securities as an initial margin. Subsequent variation margin receipts or payments are received or made by the Fund depending on fluctuations in the fair value of the reference entity and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(e) Foreign Taxes

The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of March 31, 2020, if any, are disclosed in the Fund’s Statement of Assets and Liabilities.

(f) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as a reduction to cost if the securities are still held and as realized gains if no longer held in the Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries, if any. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included

30 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to realized gains. The actual amounts of income, return of capital, and realized gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

(g) Distributions

Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Dividends are reinvested in additional shares, unless shareholders request payment in cash. Distributions are recorded on the ex-dividend date and are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP.

(h) Class Allocations

Interest and dividend income, most expenses, all realized gains and losses, and all unrealized appreciation and depreciation are allocated to the classes based upon the value of the outstanding shares in each Class. Certain costs, such as distribution and service fees are charged directly to specific classes. In addition, certain expenses have been allocated to the individual Funds in the Trust based on the respective net assets of each Fund included in the Trust.

(i) Cash

The Fund may leave cash overnight in its cash account with the custodian. Periodically, the Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 0.08% at March 31, 2020.

(j) Indemnifications

Under the Fund’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Note 2 – Derivatives

As part of its investment strategy, the Fund utilizes a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized in the Statement of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Financial Statements.

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NOTES TO FINANCIAL STATEMENTS (continued)

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Fund utilized derivatives for the following purposes:

Index Exposure: the use of an instrument to obtain exposure to a listed or other type of index.

Liquidity: the ability to buy or sell exposure with little price/market impact.

Futures Contracts

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as segregated cash with broker on the Statement of Assets and Liabilities; securities held as collateral are noted on the Schedule of Investments.

The following table represents the Fund’s use and volume of futures on a monthly basis:

Average Notional Amount
Use	Long
Index exposure, Liquidity	$77,358,032

Swap Agreements

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. When utilizing over-the-counter (“OTC”) swaps, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing and are

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executed on a multi-lateral or other trade facility platform, such as a registered exchange. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like exchange-traded futures contracts. For a fund utilizing centrally cleared swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. There is no guarantee that a fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Total return swaps involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset (such as an index) for a fixed or variable interest rate. Total return swaps will usually be computed based on the current value of the reference asset as of the close of regular trading on the NYSE or other exchange, with the swap value being adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreement. When utilizing total return swaps, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying reference asset declines in value.

The following table represents the Fund’s use and volume of total return swaps on a monthly basis:

Average Notional Amount
Use	Long
Index exposure,Liquidity	$27,175,446

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Fund’s Statement of Assets and Liabilities as of March 31, 2020:

Derivative Investment Type	Asset Derivative	Liability Derivatives
Equity contracts		Variation margin on futures contracts
Unrealized depreciation on OTC swap agreements

The following table sets forth the fair value of the Fund’s derivative investments categorized by primary risk exposure at March 31, 2020:

Asset Derivative Investments Value
Futures Equity Risk*	Swaps Equity Risk	Total Value at March 31, 2020
$3,920,366	$—	$3,920,366

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NOTES TO FINANCIAL STATEMENTS (continued)

Liability Derivative Investments Value
Futures Equity Risk*	Swaps Equity Risk	Total Value at March 31, 2020
$—	$565,932	$565,932

*

Includes cumulative appreciation (depreciation) of futures contracts as reported on the Schedule of Investments. For exchange-traded and centrally cleared derivatives, variation margin is reported within the Statement of Assets and Liabilities.

The following is a summary of the location of derivative investments on the Fund’s Statement of Operations for the year ended March 31, 2020:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity contracts	Net realized gain (loss) on futures contracts
Net change in unrealized appreciation (depreciation) on futures contracts
Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements

The following is a summary of the Fund’s realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statement of Operations categorized by primary risk exposure for the year ended March 31, 2020:

Realized Gain (Loss) on Derivative Investments Recognized on the Statement of Operations
Futures Equity Risk	Swaps Equity Risk	Total
$2,397,651	$10,425,445	$12,823,096

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statement of Operations
Futures Equity Risk	Swaps Equity Risk	Total
$263,638	$(628,331)	$(364,693)

In conjunction with the use of derivative instruments, the Fund is required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Fund uses margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Fund as collateral.

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NOTES TO FINANCIAL STATEMENTS (continued)

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

Note 3 – Offsetting

In the normal course of business, the Fund enters into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Fund to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, are reported separately on the Statement of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Fund in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Fund, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Fund, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

THE RYDEX FUNDS ANNUAL REPORT | 35

NOTES TO FINANCIAL STATEMENTS (continued)

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements:

	Gross	Gross Amounts Offset in the	Net Amount of Liabilities Presented on	Gross Amounts Not Offset in the Statement of Assets and Liabilities
Instrument	Amounts of Recognized Liabilities[1]	Statement of Assets and Liabilities	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Swap equity contracts	$565,932	$—	$565,932	$(372,379)	$(193,553)	$—

[1]	Exchange-traded or centrally-cleared derivatives are excluded from these reported amounts.

The Fund has the right to offset deposits against any related derivative liabilities outstanding with each counterparty with the exception of exchange-traded or centrally-cleared derivatives. The following table presents deposits held by others in connection with derivative investments as of March 31, 2020.

Counterparty	Asset Type	Cash Pledged	Cash Received
Barclays Bank plc	Total return swap agreements	$481,003	$—
Goldman Sachs Group	Futures contracts	1,780,598	—
		$2,261,601	$—

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

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NOTES TO FINANCIAL STATEMENTS (continued)

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

Note 5 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Fund pays GI investment advisory fees calculated at an annualized rate of 0.75% of the average daily net assets of the Fund.

When the aggregate assets of each series of the Trust (excluding the Long Short Equity Fund, Managed Futures Strategy Fund and Multi-Hedge Strategies Fund) and each series of Rydex Dynamic Funds equal or exceed $10 billion, the advisory fee rate paid by the Fund will be reduced in accordance with the asset level and breakpoint schedule set forth below.

Fund Assets Under Management	Fund Asset-Based Breakpoint Reductions
$500 million - $1 billion	0.025%
> $1 billion - $2 billion	0.050%
> $2 billion	0.075%

GI pays operating expenses on behalf of the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, among others, on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Board has adopted a Distribution Plan applicable to A-Class and P-Class shares and H-Class shares for which GFD and other firms that provide distribution and/or shareholder services (“Service Providers”) may receive compensation. If a Service Provider provides distribution services, the Fund will pay distribution fees to GFD at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 of the 1940 Act. GFD, in turn, will pay the Service Provider out of its fees. GFD may, at its discretion, retain a portion of such payments to compensate itself for distribution services.

The Board has adopted a separate Distribution and Shareholder Services Plan applicable to C-Class shares that allows the Fund to pay annual distribution and service fees of 1.00% of the Fund’s C-Class shares average daily net assets. The annual 0.25% service fee compensates a shareholder’s financial adviser for providing ongoing services to the shareholder. The annual distribution fee of 0.75% reimburses GFD for paying the shareholder’s financial adviser an ongoing sales commission. GFD advances the first year’s service and distribution fees to the financial adviser. GFD retains the service and distribution fees on accounts with no authorized dealer of record.

THE RYDEX FUNDS ANNUAL REPORT | 37

NOTES TO FINANCIAL STATEMENTS (continued)

For the year ended March 31, 2020, GFD retained sales charges of $122,345 relating to sales of A-Class shares of the Trust.

If the Fund invests in a fund that is advised by the same adviser or an affiliated adviser, the investing Fund’s adviser has agreed to waive fees at the investing fund level to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such affiliated fund. Fee waivers will be calculated at the investing Fund level without regard to any expense cap, if any, in effect for the investing Fund. Fees waived under this arrangement are not subject to reimbursement to GI. For the year ended March 31, 2020, the Fund waived $34,372 related to investments in affiliated funds.

Certain trustees and officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI or GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Fund’s administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS maintains the books and records of the Fund’s securities and cash. U.S. Bank, N.A. (“U.S. Bank”) acts as the Fund’s custodian. As custodian, U.S. Bank is responsible for the custody of the Fund’s assets. For providing the aforementioned services, MUIS and U.S. Bank are entitled to receive a monthly fee equal to an annual percentage of the Fund’s average daily net assets and out of pocket expenses.

Note 6 – Repurchase Agreements

The Fund transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. government agencies. The joint account includes other Funds in the Guggenheim complex not covered in this report. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

At March 31, 2020, the repurchase agreements in the joint account were as follows:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
J.P. Morgan Securities LLC			U.S. Treasury Note
0.01%			2.00%
Due 04/01/20	$129,371,353	$129,371,389	11/30/22	$125,405,900	$131,958,818

BofA Securities, Inc.			U.S. Treasury Note
0.00%			2.13%
Due 04/01/20	49,758,213	49,758,213	08/15/21	49,322,100	50,753,381

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk

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NOTES TO FINANCIAL STATEMENTS (continued)

of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

Note 7 – Portfolio Securities Loaned

The Fund may lend its securities to approved brokers to earn additional income. Security lending income shown on the Statement of Operations is shown net of rebates paid to the borrowers and earnings on cash collateral investments shared with the lending agent. Within this arrangement, the Fund act as the lender, U.S. Bank acts as the lending agent, and other approved registered broker dealers act as the borrowers. The Fund receives cash collateral, valued at 102% of the value of the securities on loan. Under the terms of the Fund’s securities lending agreement with U.S. Bank, cash collateral and proceeds are invested in the First American Government Obligations Fund — Class Z. The Fund bears the risk of loss on cash collateral investments. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Fund the next business day. Although the collateral mitigates the risk, the Fund could experience a delay in recovering their securities and a possible loss of income or value if the borrower fails to return the securities. The Fund has the right under the securities lending agreement to recover the securities from the borrower on demand. Securities lending transactions are accounted for as secured borrowings. The remaining contractual maturity of the securities lending agreement is overnight and continuous.

At March 31, 2020, the Fund participated in securities lending transactions, which are subject to enforceable netting arrangements, as follows:

Gross Amounts Not Offset in the Statement of Assets and Liabilities			Securities Lending Collateral
Value of Securities Loaned	Collateral Received(a)	Net Amount	Cash Collateral Invested	Cash Collateral Uninvested	Total Collateral
$2,610,381	$(2,610,381)	$—	$2,627,975	$—	$2,627,975

(a)	Actual collateral received by the Fund is generally greater than the amount shown due to over collateralization.

In the event of counterparty default, the Fund has the right to collect the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers to evaluate potential risks.

THE RYDEX FUNDS ANNUAL REPORT | 39

NOTES TO FINANCIAL STATEMENTS (continued)

Note 8 – Federal Income Tax Information

The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Fund from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund’s U.S. federal income tax returns are subject to examination by the Internal Revenue Service (“IRS”) for a period of three years after they are filed.

At March 31, 2020, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost, and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Fund from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund’s U.S. federal income tax returns are subject to examination by the Internal Revenue Service (“IRS”) for a period of three years after they are filed.

The tax character of distributions paid during the year ended March 31, 2020 was as follows:

Ordinary Income	Long-Term Capital Gain	Total Distributions
$157,143	$24,079,423	$24,236,566

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NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributions paid during the year ended March 31, 2019 was as follows:

Ordinary Income	Long-Term Capital Gain	Total Distributions
$18,824,070	$853	$18,824,923

Note: For U.S. federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

The tax components of distributable earnings/(loss) as of March 31, 2020 were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Total
$14,003,461	$54,549,732	$469,205,981	$—	$537,759,174

For U.S. federal income tax purposes, capital loss carryforwards represent realized losses of the Fund that may be carried forward and applied against future capital gains. Under the RIC Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital loss carryforwards will retain their character as either short-term or long-term capital losses. As of March 31, 2020, the Fund had no capital loss carryforwards.

For the year ended March 31, 2020, no capital loss carryforward amounts were utilized.

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to losses deferred due to wash sales, distributions in connection with redemption of fund shares, income accruals on certain investments, and the “mark-to-market” of certain derivatives. Additional differences may result from the tax treatment of net operating losses and the tax treatement of bond premium/discount amortization. To the extent these differences are permanent and would require a reclassification between Paid in Capital and Total Distributable Earnings (Loss), such reclassifications are made in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

The following adjustments were made on the Statement of Assets and Liabilities as of March 31, 2020 for permanent book/tax differences:

Paid In Capital	Total Distributable Earnings/(Loss)
$45,178,393	$(45,178,393)

THE RYDEX FUNDS ANNUAL REPORT | 41

NOTES TO FINANCIAL STATEMENTS (continued)

At March 31, 2020, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$564,278,079	$484,073,698	$(14,867,717)	$469,205,981

Note 9 – Securities Transactions

For the year ended March 31, 2020, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Purchases	Sales
$604,722,236	$797,842,962

The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the year ended March 31, 2020, the Fund engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

Purchases	Sales	Realized Loss
$280,173,777	$240,138,952	$(784,126)

Note 10 – Line of Credit

The Trust, along with other affiliated trusts, secured an uncommitted $75,000,000 line of credit from U.S. Bank, N.A., which expires June 8, 2020. On March 30, 2020, the Board approved increasing the line of credit from $75,000,000 to $150,000,000. This line of credit is reserved for emergency or temporary purposes. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly, averaging 3.02% for the year ended March 31, 2020. The Fund did not have any borrowings outstanding under this agreement at March 31, 2020.

42 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The average daily balance borrowed by the Fund for the year ended March 31, 2020, was as follows:

Average Daily Balance
$71,041

Note 11 – Legal Proceedings

Tribune Company

Rydex Series Funds has been named as a defendant and a putative member of the proposed defendant class of shareholders in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (formerly Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons, Adv. Pro. No. 10-54010 (Bankr. D. Del.)) (the “FitzSimons action”), as a result of ownership by certain series of the Rydex Series Funds of shares in the Tribune Company (“Tribune”) in 2007, when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In his complaint, the plaintiff has alleged that, in connection with the LBO, Tribune insiders and shareholders were overpaid for their Tribune stock using financing that the insiders knew would, and ultimately did, leave Tribune insolvent. The plaintiff has asserted claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO. The plaintiff is also attempting to obtain from former Tribune shareholders, including the Rydex Series Funds, the proceeds they received in connection with the LBO.

In June 2011, a group of Tribune creditors filed multiple actions against former Tribune shareholders involving state law constructive fraudulent conveyance claims arising out of the 2007 LBO (the “SLCFC actions”). Rydex Series Funds has been named as a defendant in one or more of these suits. In those actions, the creditors seek to recover from Tribune’s former shareholders the proceeds received in connection with the 2007 LBO.

The FitzSimons action and the SLCFC actions have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding captioned In re Tribune Company Fraudulent Conveyance Litig., No. 11-md-2296 (S.D.N.Y.) (the “MDL Proceeding”).

On September 23, 2013, the District Court granted the defendants’ omnibus motion to dismiss the SLCFC actions, on the basis that the creditors lacked standing. On September 30, 2013, the creditors filed a notice of appeal of the September 23 order. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order.

THE RYDEX FUNDS ANNUAL REPORT | 43

NOTES TO FINANCIAL STATEMENTS (continued)

On March 29, 2016, the U.S. Court of Appeals for the Second Circuit issued its opinion on the appeal of the SLCFC actions. The appeals court affirmed the district court’s dismissal of those lawsuits, but on different grounds than the district court. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code, their claims were preempted by Section 546(e) of the Bankruptcy Code—the statutory safe harbor for settlement payments.

On April 12, 2016, the Plaintiffs in the SLCFC actions filed a petition seeking rehearing en banc before the appeals court. On July 22, 2016, the appeals court denied the petition. On September 9, 2016, the plaintiffs filed a petition for writ of certiorari in the U.S. Supreme Court challenging the Second Circuit’s decision that the safe harbor of Section 546(e) applied to their claims. The shareholder defendants, including the Funds, filed a joint brief in opposition to the petition for certiorari on October 24, 2016. On April 3, 2018, Justice Kennedy and Justice Thomas issued a “Statement” related to the petition for certiorari suggesting that the Second Circuit and/or District Court may want to take steps to reexamine the application of the Section 546(e) safe harbor to the previously dismissed state law constructive fraudulent transfer claims based on the Supreme Court’s decision in Merit Management Group LP v. FTI Consulting, Inc. On April 10, 2018, Plaintiffs filed in the Second Circuit a motion for that court to recall its mandate, vacate its prior decision, and remand to the district court for further proceedings consistent with Merit Management. On April 20, 2018, the shareholder defendants filed an opposition to Plaintiffs’ motion to recall the mandate. On May 15, 2018, the Second Circuit issued an order recalling the mandate “in anticipation of further panel review.” On December 19, 2019, the Second Circuit issued an amended opinion that again affirmed the district court’s ruling on the basis that plaintiffs’ claims were preempted by Section 546(e) of the Bankruptcy Code. Plaintiffs filed a motion for rehearing and rehearing en banc on January 2, 2020. The Second Circuit denied the petition on February 6, 2020.

On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. On January 6, 2017, the United States District Court for the Southern District of New York granted the shareholder defendants’ motion to dismiss the intentional fraudulent conveyance claim in the FitzSimons action. In dismissing the intentional fraudulent conveyance claim, the Court denied the plaintiff’s request to amend the complaint. The plaintiff requested that the Court direct entry of a final judgment in order to make the order immediately appealable. On February 23, 2017, the Court issued an order stating that it intended to permit an interlocutory appeal of the dismissal order, but would wait to do so until it has resolved outstanding motions to dismiss filed by other defendants.

On July 18, 2017, the plaintiff submitted a letter to the District Court seeking leave to amend its complaint to add a constructive fraudulent transfer claim. The shareholder defendants opposed that request. On August 24, 2017, the Court denied the plaintiff’s request without prejudice to renewal of the request in the event of an intervening change in the law. On March 8, 2018, the plaintiff renewed his request for leave to file a motion to amend the complaint to assert a constructive fraudulent transfer claim based on the Supreme Court’s ruling in Merit

44 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Management Group LP v. FTI Consulting, Inc. The shareholder defendants opposed that request. On June 18, 2018 the District Court ordered that the request would be stayed pending further action by the Second Circuit in the SLCFC actions.

On December 18, 2018, plaintiff filed a letter with the District Court requesting that the stay be dissolved in order to permit briefing on the motion to amend the complaint and indicating plaintiff’s intention to file another motion to amend the complaint to reinstate claims for intentional fraudulent transfer. The shareholder defendants opposed that request. On January 14, 2019, the court held a case management conference, during which the court stated that it would not lift the stay prior to further action from the Second Circuit in the SLCFC actions. The court further stated that it would allow the plaintiff to file a motion to amend to try to reinstate its intentional fraudulent transfer claim. On January 23, 2019, the court ordered the parties still facing pending claims to participate in a mediation, to commence on January 28, 2019. The mediation did not result in a settlement of the claims against the shareholder defendants.

On April 4, 2019, plaintiff filed a motion to amend the Fifth Amended Complaint to assert a federal constructive fraudulent transfer claim against certain shareholder defendants. On April 10, 2019, the shareholder defendants filed a brief in opposition to plaintiff’s motion to amend. On April 12, 2019, the plaintiff filed a reply brief. On April 23, 2019, the court denied the plaintiff’s motion to amend. On June 13, 2019, the court entered judgment pursuant to Rule 54(b). On July 12, 2019, the Plaintiff filed a notice of appeal with respect to the dismissal of his claims and the District Court’s denial of his motion for leave to amend. Plaintiff filed an appellate brief on January 7, 2020. The shareholder defendants’ brief was filed on April 27, 2020.

None of these lawsuits alleges any wrongdoing on the part of Rydex Series Funds. The following series of Rydex Series Funds held shares of Tribune and tendered these shares as part of Tribune’s LBO: Nova Fund, S&P 500® Pure Value Fund, Multi-Cap Core Equity Fund, S&P 500® Fund, Multi-Hedge Strategies Fund and Hedged Equity Fund (the “Funds”). The value of the proceeds received by the foregoing Funds was $28,220, $109,242, $9,860, $3,400, $1,181,160, and $10,880, respectively. At this stage of the proceedings, Rydex Series Funds is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

Note 12 – Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the “2017 ASU”) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The 2017 ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. As of April 1, 2019, the Fund has fully adopted the provisions of the 2017 ASU which were applied on a modified retrospective basis, as prescribed. The adoption did not result in a cumulative-effect

THE RYDEX FUNDS ANNUAL REPORT | 45

NOTES TO FINANCIAL STATEMENTS (concluded)

adjustment as of the beginning of the period and had no impact on total distributable earnings, net assets, the current period results from operations, or any prior period information presented in the financial statements.

Note 13 – COVID-19 and Recent Developments

The global ongoing crisis caused by the outbreak of COVID-19 is causing materially reduced consumer demand and economic output, disrupting supply chains, resulting in market closures, travel restrictions and quarantines, and adversely impacting local and global economies. Investors should be aware that in light of the current uncertainty, volatility and distress in economies, financial markets, and labor and health conditions all over the world, the Fund’s investments and a shareholder’s investment in the Fund are subject to sudden and substantial losses, increased volatility and other adverse events. Firms through which investors invest with the Fund, the Fund, its service providers, the markets in which it invests and market intermediaries are also impacted by quarantines and similar measures intended to contain the ongoing pandemic, which can obstruct their functioning and subject them to heightened operational risks.

Note 14 – Subsequent Events

The Fund evaluated subsequent events through the date the financial statements were available for issue and determined there were no material events that would require adjustment to or disclosure in the Fund’s financial statements.

46 | THE RYDEX FUNDS ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of NASDAQ-100® Fund and the Board of Trustees of Rydex Series Funds

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of NASDAQ-100® Fund (the “Fund”) (one of the funds constituting Rydex Series Funds (the “Trust”)), including the schedule of investments, as of March 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Rydex Series Funds) at March 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities

THE RYDEX FUNDS ANNUAL REPORT | 47

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (concluded)

owned as of March 31, 2020, by correspondence with the custodian, transfer agent, and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Guggenheim investment companies since 1979.

Tysons, Virginia
May 28, 2020

48 | THE RYDEX FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)

Federal Income Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

In January 2021, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2020.

The Fund’s investment income (dividend income plus short-term capital gains, if any) qualifies as follows:

Of the taxable ordinary income distributions paid during the fiscal year ending March 31, 2020, the Fund had the corresponding percentages qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief and Reconciliation Act of 2003 or for the dividends received deduction for corporations. See the qualified dividend income and dividend received deduction columns, respectively, in the table below.

Additionally, of the taxable ordinary income distributions paid during the fiscal year ended March 31, 2020, the Fund had the corresponding percentage qualify as qualified short-term capital gains as permitted by IRC Section 871(k)(2). See qualified short-term capital gain column in the table below.

Qualified Dividend Income	Dividend Received Deduction	Qualified Short-Term Capital Gain
100.00%	38.40%	100.00%

With respect to the taxable year ended March 31, 2020, the Fund hereby designates as capital gain dividends the amount listed below, or, if subsequently determined to be different, the net capital gain of such year:

From long-term capital gain:	From long-term capital gain, using proceeds from shareholder redemptions:
$24,079,423	$45,178,393

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Fund’s portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

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OTHER INFORMATION (Unaudited)(concluded)

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. The Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Fund usually classifies sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Fund’s Forms N-PORT and N-Q are available on the SEC’s website at https://www.sec.gov. The Fund’s Forms N-PORT and N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

50 | THE RYDEX FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee	Since 2019	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	157	Current: Purpose Investments Funds (2013-present). Former: Managed Duration Investment Grade Municipal Fund (2006-2016).
Angela Brock-Kyle (1959)	Trustee	Since 2016	Current: Founder and Chief Executive Officer, B.O.A.R.D.S. (2013-present). Former: Senior Leader, TIAA (1987-2012).	156	Current: Hunt Companies, Inc. (2019-present). Former: Infinity Property & Casualty Corp. (2014-2018).
Donald A. Chubb, Jr. (1946)	Trustee and Chair of the Valuation Oversight Committee	Since 2019	Current: Retired Former: Business broker and manager of commercial real estate, Griffith & Blair, Inc. (1997-2017).	156	Former: Midland Care, Inc. (2011-2016).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - continued
Jerry B. Farley (1946)	Trustee	Since 2019	Current: President, Washburn University (1997-present).	156	Current: CoreFirst Bank & Trust (2000-present). Former: Westar Energy, Inc. (2004-2018).
Roman Friedrich III (1946)	Trustee and Chair of the Contracts Review Committee	Since 2019	Current: Founder and Managing Partner, Roman Friedrich & Company (1998-present).	156	Former: Zincore Metals, Inc. (2009-2019).
Thomas F. Lydon, Jr. (1960)	Trustee and Vice Chair of the Contracts Review Committee	Since 2005 (Trustee) Since 2019 (Vice Chair of the Contracts Review Committee)	Current: President, Global Trends Investments (1996-present); Co-Chief Executive Officer, ETF Flows, LLC (2019-present); Chief Executive Officer, Lydon Media (2016-present).	156	Current: US Global Investors (GROW) (1995-present). Former: Harvest Volatility Edge Trust (3) (2017-2019).

52 | THE RYDEX FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - continued
Ronald A. Nyberg (1953)	Trustee and Chair of the Nominating and Governance Committee	Since 2019	Current: Partner, Momkus LLC (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	157

Current: PPM Funds (9) (2018-present); Edward-Elmhurst Healthcare System (2012-present).

Former: Western Asset Inflation-Linked Opportunities & Income Fund (2004-April 2020); Western Asset Inflation-Linked Income Fund (2003-April 2020); Managed Duration Investment Grade Municipal Fund (2003-2016).

Sandra G. Sponem (1958)	Trustee and Chair of the Audit Committee	Since 2016 (Trustee) Since 2019 (Chair of the Audit Committee)	Current: Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson-Companies, Inc. (2007-2017).	156	Current: SPDR Series Trust (78) (2018-present); SPDR Index Shares Funds (31) (2018-present); SSGA Active Trust (12) (2018-present); and SSGA Master Trust (1) (2018-present).

THE RYDEX FUNDS ANNUAL REPORT | 53

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - concluded
Ronald E. Toupin, Jr. (1958)	Trustee, Chair of the Board and Chair of the Executive Committee	Since 2019

Current: Portfolio Consultant (2010-present); Member, Governing Council, Independent Directors Council (2013-present); Governor, Board of Governors, Investment Company Institute (2018-present).

Former: Member, Executive Committee, Independent Directors Council (2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).

156

Former: Western Asset Inflation-Linked Opportunities & Income Fund (2004-April 2020); Western Asset Inflation-Linked Income Fund (2003-April 2020); Managed Duration Investment Grade Municipal Fund (2003-2016).

54 | THE RYDEX FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INTERESTED TRUSTEE
Amy J. Lee**** (1961)	Trustee, Vice President and Chief Legal Officer	Since 2018 (Trustee) Since 2019 (Vice President and Chief Legal Officer)	Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and Chief Executive Officer, certain other funds in the Fund Complex (2017-2019); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	156	None.

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his or her successor is elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation.
***

Each Trustee also serves on the boards of trustees of Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Fiduciary/Claymore Energy Infrastructure Fund, Guggenheim Taxable Municipal Managed Duration Trust, Guggenheim Strategic Opportunities Fund, Guggenheim Enhanced Equity Income Fund, Guggenheim Energy & Income Fund, Guggenheim Credit Allocation Fund, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Funds and Transparent Value Trust. Messrs. Barnes and Nyberg also serve on the board of trustees of Advent Convertible & Income Fund.

****	This Trustee is deemed to be an “interested person” of the Funds under the 1940 Act by reason of her position with the Funds’ Investment Manager and/or the parent of the Investment Manager.

THE RYDEX FUNDS ANNUAL REPORT | 55

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS
Brian E. Binder (1972)	President and Chief Executive Officer	Since 2019

Current: President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President, Chief Executive Officer and Chairman of the Board of Managers, Guggenheim Funds Investment Advisors, LLC (2018-present); President and Chief Executive Officer, Security Investors, LLC (2018-present); Board Member of Guggenheim Partners Fund Management (Europe) Limited (2018-present); Senior Managing Director and Chief Administrative Officer, Guggenheim Investments (2018-present).

Former: Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

James M. Howley (1972)	Assistant Treasurer	Since 2016

Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Mark E. Mathiasen (1978)	Secretary	Since 2017	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2018	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2012-present).
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present). Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).

56 | THE RYDEX FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - continued
Margaux Misantone (1978)	AML Officer	Since 2017

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-2018).

William Rehder (1967)	Assistant Vice President	Since 2018	Current: Managing Director, Guggenheim Investments (2002-present).
Kimberly J. Scott (1974)	Assistant Treasurer	Since 2016

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2019

Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - concluded
John L. Sullivan (1955)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2016

Current: Chief Financial Officer, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and Chief Compliance Officer, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); Chief Financial Officer and Treasurer, Van Kampen Funds (1996-2004).

Jon Szafran (1989)	Assistant Treasurer	Since 2017

Current: Vice President, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014–2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

58 | THE RYDEX FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York 10017 is the data controller for your information. The affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law. In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do.

60 | THE RYDEX FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

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European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These safeguards vary based

THE RYDEX FUNDS ANNUAL REPORT | 61

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(concluded)

on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

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If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

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We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

62 | THE RYDEX FUNDS ANNUAL REPORT

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3.31.2020

Rydex Funds Annual Report

Guggenheim Alternatives Funds
Guggenheim Long Short Equity Fund
Rydex International Equity Funds
Rydex Emerging Markets 2x Strategy Fund
Rydex Inverse Emerging Markets 2x Strategy Fund
Rydex Fixed Income Fund
Rydex Emerging Markets Bond Strategy Fund

Beginning on January 1, 2021, paper copies of the Funds’ annual and semi-annual shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from a fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from a fund electronically by calling 800.820.0888, going to GuggenheimInvestments.com/myaccount, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a fund directly, you can inform the Fund that you wish to receive paper copies of reports by calling 800.820.0888. If you hold shares of a fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper will apply to all Guggenheim Funds in which you are invested and may apply to all funds held with your financial intermediary.

GuggenheimInvestments.com	RSTF-ANN-0320x0321

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	4
A BRIEF NOTE ON THE COMPOUNDING OF RETURNS	6
ABOUT SHAREHOLDERS’ FUND EXPENSES	7
LONG SHORT EQUITY FUND	10
EMERGING MARKETS 2x STRATEGY FUND	30
INVERSE EMERGING MARKETS 2x STRATEGY FUND	39
EMERGING MARKETS BOND STRATEGY FUND	47
NOTES TO FINANCIAL STATEMENTS	55
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	71
OTHER INFORMATION	72
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	74
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	79

THE RYDEX FUNDS ANNUAL REPORT | 1

March 31, 2020

Dear Shareholder:

The fiscal year ended March 31, 2020, concluded on a somber note. Even though markets performed well for most of the period, the emergence of a novel and highly contagious form of coronavirus in the last weeks of the period adversely impacted global commercial activity and contributed to significant volatility in certain markets, unseen since the great recession of 2008.

As it spread beyond Asia to virtually every country in the world, many governments and businesses instituted quarantines and closures, which has resulted in significant disruption in manufacturing, supply chains, consumer demand and economic activity. The U.S. Federal Reserve responded quickly to provide liquidity in order to ensure that the U.S. markets continued to function efficiently. The fiscal policy included a spending bill worth over $2 trillion to assist consumers, states, small businesses and certain industries. While these actions helped stabilize the market, volatile conditions continued into April.

As discussed in this annual shareholder report, these events have affected performance of many of our funds (the “Fund” or “Funds”). We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Performance Report and Fund Profile for each Fund.

Security Investors, LLC (the “Investment Adviser”), the Investment Adviser for the Funds, is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm. An affiliate of Guggenheim and the Investment Adviser, Guggenheim Funds Distributors, LLC, is the distributor of the Funds.

Together, we are committed to the safety and prosperity of our clients, our employees, and our shareholders. The resources of the firm are being made fully available not only to support our clients, but also to support our employees and their families.

Please practice the appropriate prudence for the protection not only of your health and that of your friends and loved ones but also for our neighbors and communities. Thank you for the trust you place in us.

Sincerely,

Security Investors, LLC

April 30, 2020

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

2 | THE RYDEX FUNDS ANNUAL REPORT

March 31, 2020

The global ongoing crisis caused by the outbreak of COVID-19 is causing materially reduced consumer demand and economic output, disrupting supply chains, resulting in market closures, travel restrictions and quarantines, and adversely impacting local and global economies. Investors should be aware that in light of the current uncertainty, volatility and distress in economies, financial markets, and labor and health conditions all over the world, the Funds’ investments and a shareholder’s investment in a Fund are subject to sudden and substantial losses, increased volatility and other adverse events. Firms through which investors invest with the Funds, the Funds, their service providers, the markets in which they invest and market intermediaries are also impacted by quarantines and similar measures intended to contain the ongoing pandemic, which can obstruct their functioning and subject them to heightened operational risks.

The Long Short Equity Fund may not be suitable for all investors. ● The Fund is subject to the risk that the Advisor’s use of a momentum-driven investment strategy may cause the Fund to underperform other types of mutual funds that use different investment strategies during periods when momentum investing is out of favor. ● It is possible that the stocks the Fund holds long will decline in value at the same time that the stocks or indices being shorted increase in value, thereby increasing potential losses to the Fund. ● The Fund’s loss on a short sale is potentially unlimited because there is no upper limit on the price a borrowed security could attain. ● The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● The use of derivatives, such as futures, options and swap agreements, may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. ● The Fund may invest in American Depositary Receipts (“ADRs”) therefore subjecting the value of the Fund’s portfolio to fluctuations in foreign exchange rates. ● This Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a more diversified fund. See the prospectus for more information on these and additional risks.

Inverse and leveraged Funds are not suitable for all investors. ● These Funds should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, (c) understand the risk of shorting, and (d) intend to actively monitor and manage their investments. ● The more a Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● Inverse Funds involve certain risks, which include increased volatility due to the Funds’ possible use of short sales of securities and derivatives, such as options and futures. ● The Funds’ use of derivatives, such as futures, options and swap agreements, may expose the Funds’ shareholders to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. ● Short-selling involves increased risks and costs. You risk paying more for a security than you received from its sale. ● Leveraged and inverse Funds seek to provide investment results that match the performance of a specific benchmark, before fees and expenses, on a daily basis. Because the Funds seek to track the performance of their benchmark on a daily basis, mathematical compounding, especially with respect to those Funds that use leverage as part of their investment strategy, may prevent a fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Due to the compounding of daily returns, leveraged and inverse Funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. For those Funds that consistently apply leverage, the value of the fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. The Funds rebalance their portfolios on a daily basis, increasing exposure in response to that day’s gains or reducing exposure in response to that day’s losses. Daily rebalancing will impair a fund’s performance if the benchmark experiences volatility. Investors should monitor their leveraged and inverse Funds’ holdings consistent with their strategies, as frequently as daily. ● For more on these and other risks, please read the prospectus. ● The leveraged and Inverse Emerging Markets Funds’ investments in developed and emerging foreign markets may increase the Funds’ volatility due to the impact of diplomatic, political or economic developments on the country in question. ● Additionally, the Funds’ direct and indirect exposure to foreign currencies subjects the Funds to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currencies. ● A Fund’s investment in the securities of non-U.S. companies in the form of American Depositary Receipts (ADRs) poses special risks associated with international investing, including fluctuating exchange rates, government regulations and differences in liquidity, which may affect the volatility and performance of a fund.

The Emerging Markets Bond Strategy Fund may not be suitable for all investors. Investments in securities, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money. ● The Fund’s investments in bonds and financial instruments that in combination have economic characteristics similar to emerging markets bonds carries additional risks when compared to investing in U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question. ● The Fund’s investments in derivatives, including credit default swaps, may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivatives, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, lack of availability and counterparty risk. To the extent the Fund invests in derivatives to seek to hedge risk or limit leveraged exposure created by other investments, there is no guarantee that such hedging strategies will be effective at managing risk or limiting exposure to leveraged investments. ● The Fund’s exposure to high yield securities may subject the Fund to greater volatility. ● The Fund’s market value will change in response to interest rate changes and market conditions among other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Fund’s investments in bank obligations may expose it to adverse developments in or related to the banking industry. ● The Funds use of leverage will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. ● The Fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. ● The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ● This Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of fund shares than would occur in a more diversified fund. ● See the prospectus for more information on these and other risks.

THE RYDEX FUNDS ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)	March 31, 2020

The 12-month period ended March 31, 2020, was a wild ride for markets. While the U.S. economy was generally in good shape in 2019, recessionary fears rose throughout the year, prompting the U.S. Federal Reserve (the “Fed”) to announce a rate cut on July 31, the first since 2008, amid growing downside risks to policymakers’ baseline growth and inflation forecasts. Key among those risks were slowing global growth, the threat of additional U.S.-China tariffs, and the possible ramifications surrounding Brexit. The Fed subsequently cut rates twice more in 2019, which caused markets to rally toward the end of the year and into early 2020. Stocks reached new highs and credit spreads tightened to historic levels. Since then, the global outbreak of the coronavirus, COVID-19, has been at the center of everything. As of this writing, COVID-19 has spread to 210 countries, resulted in over 2.5 million cases, and caused over 170,000 deaths. Thus far, the U.S. makes up more than 30% of global cases, and 25% of global deaths. States have required the labor force to work from home if possible, individuals to practice social distancing, and non-essential businesses to shut down.

Closures, quarantines, and social distancing efforts have impacted the travel, hospitality, restaurants, and retail industries, with activity down 100% in some areas of the country. Further exacerbating the decline in output will be reduced business investment, which was already stalling due to falling profits, trade conflicts, and political uncertainty. The coronavirus shock and collapse in oil prices will likely further depress capital expenditures.

In response to the crisis, the Federal Open Market Committee cut rates by a further 125 basis points in the first quarter of 2020 and passed a series of stimulus programs. Among these were the Primary and Secondary Market Corporate Credit Facilities, which are lending programs primarily targeting investment-grade corporate bond issuers, implemented in concert with the U.S. Treasury. It was only after the announcement of this program that corporate credit found some relief from the selloff, but we expect this relief may be temporary.

With an alphabet soup of monetary programs targeting relief from the coronavirus impact, fiscal policy has also stepped up to the plate with a spending bill worth over $2 trillion that aims to assist consumers, states, small businesses, and certain industries. There is no question that these programs will help ease the economic fallout from virus containment measures, but even $2 trillion may be too small given the magnitude of the economic shock that we are facing. Additionally, it is far from clear that fiscal measures are an adequate solution to the issue at hand: the physical impediment to consumer spending. Fiscal and monetary policy can do their part, but ultimately it is public health policy that will likely be the greatest determinant of the economic outlook.

For the 12 months ended March 31, 2020, the Standard & Poor’s 500® (“S&P 500”) Index* returned -6.98%. The decline, while significant, represents something of a recovery in stocks. The S&P 500 peaked at 3,386.15 on February 19, 2020, before plummeting 33.9% to a low of 2,237.40 on March 23, 2020, then recovering some lost ground by the end of the month.

The consensus estimate for S&P 500 earnings per share in 2020 is still around $150. Our research shows S&P 500 earnings per share could fall below $100. Similarly, economists have no way to calibrate how bad the economic data could be based on history. The March U.S. non-farm payrolls report was evidence of this, as it showed a decline in payrolls of 700,000 jobs versus survey expectations of a decline of only 100,000 jobs. We currently expect that second quarter U.S. real gross domestic product (“GDP”) quarter-over-quarter growth could fall by 40% annualized and the unemployment rate could rise to at least 20%. Beyond that, the severity of the crisis depends on containment of the virus and the effectiveness of social distancing measures put in place, but expectations for a quick and sustained V-shaped recovery appear overly optimistic.

For the 12 months ended March 31, 2020, the MSCI Europe-Australasia-Far East (“EAFE”) Index* returned -13.92%. The return of the MSCI Emerging Markets Index* was -17.36%.

In the bond market, the Bloomberg Barclays U.S. Aggregate Bond Index* posted an 8.93% return for the 12-month period, while the Bloomberg Barclays U.S. Corporate High Yield Index* returned -6.94%. The return of the ICE Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index* was 2.25% for the 12-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

4 | THE RYDEX FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	March 31, 2020

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

BNY Mellon Emerging Markets 50 ADR Index is capitalization-weighted and designed to track the performance of approximately 50 emerging market-based depositary receipts.

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

HFRX Equity Hedge Fund Index is designed to be representative of the overall composition of the equity hedge segment of the hedge fund universe. In an equity hedge strategy both long and short positions primarily in equities are maintained. Equities which are believed to be undervalued are bought and equities which are believed to be overvalued are sold.

ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market Index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

ICE BofA Merrill Lynch U.S. Dollar Emerging Markets Sovereign Plus Index tracks the performance of U.S. dollar-denominated emerging market and crossover sovereign debt publicly issued in the eurobond or U.S. domestic market. Qualifying countries must have a BBB1 or lower foreign currency long-term sovereign debt rating (based on an average of Moody’s, S&P and Fitch). Countries that are not rated, or that are rated “D” or “SD” by one or several rating agencies qualify for inclusion in the index but individual non-performing securities are removed. Qualifying securities must have at least one year remaining term to final maturity, at least 18 months to maturity at point of issuance, a fixed or floating coupon and a minimum amount outstanding of $250 million. Local currency debt is excluded from the Index. Index constituents are capitalization-weighted based on their current amount outstanding times the market price plus accrued interest.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

Morningstar Long/Short Equity Category Average represents long-short portfolios which hold sizable stakes in both long and short positions in equities and related derivatives. Some funds that fall into this category will shift their exposure to long and short positions depending on their macro outlook or the opportunities they uncover through bottom-up research. Some funds may simply hedge long stock positions through exchange traded funds or derivatives. At least 75% of the assets are in equity securities or derivatives.

Morningstar Long/Short Equity Category Average is an average return of the funds in the Morningstar Long/Short Equity Category. The categories assist investors and investment professionals in making meaningful comparisons between funds, making it easier to build well-diversified portfolios, assess potential risk, and identify top-performing funds.

S&P 500® is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

Russell 3000® Index measures the performance of the largest 3,000 U.S. companies, representing approximately 98% of the investable U.S. equity market

THE RYDEX FUNDS ANNUAL REPORT | 5

A BRIEF NOTE ON THE COMPOUNDING OF RETURNS (Unaudited)

The Rydex Emerging Markets 2x Strategy Fund and Rydex Inverse Emerging Markets 2x Strategy Fund are benchmarked daily to leveraged and/or inverse leveraged versions of published indices. To properly evaluate the performance of these funds, it is essential to understand the effect of mathematical compounding on their respective returns.

Because of the nonlinear effects of leverage applied over time, it is possible for a fund to perform in-line with its benchmark for several individual periods in a row, yet seem to trail the benchmark over the entire period on a cumulative basis. It is also possible that a fund that performs in-line with its benchmark on a daily basis may seem to outperform its benchmark over longer periods.

An Example of Compounding

For example, consider a hypothetical fund that is designed to produce returns that correspond to 150% of an index. On the first day of a period, the index rises from a level of 100 to a level of 106, producing a 6.0% gain and an expectation that the fund will rise by 9.0%. On the same day, the fund’s net asset value per share (“NAV”) increases from $10.00 to $10.90 for a gain of 9.0% — in line with its benchmark.

On day two, assume the index falls from 106 to 99 for a loss of about 6.6%. The fund, as expected, falls 9.9% to a price of $9.82. On each day, the fund performed exactly in line with its benchmark, but for the two-day period, the fund was down 1.8%, while the index was down only 1.0%. Without taking into account the daily compounding of returns, one would expect the fund to lose 1.5% and would see the fund as trailing by 0.3% when in fact it had performed perfectly. This example is summarized in the table below.

	Index Level	Index Performance	Fund Expectation	Fund NAV	Fund Performance	Assessment
Start	100			$ 10.00
Day 1	106	6.0%	9.0%	$ 10.90	9.0%	In line
Day 2	99	-6.6%	-9.9%	$ 9.82	-9.9%	In line
Cumulative		-1.0%	-1.5%		-1.8%	-0.3%

As illustrated by this simple example, the effect of leverage can make it difficult to form expectations or judgments about fund performance given only the returns of the unleveraged index.

Because certain funds seek to track the performance of their benchmark on a daily basis, mathematical compounding, especially with respect to those funds that use leverage as part of their investment strategy, may prevent a fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily. For those funds that consistently apply leverage, the value of the fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. For more on correlation, leverage and other risks, please read the prospectus.

In general, any change in direction in an index will produce compounding that seems to work against an investor. Were the index to move in the same direction (either up or down) for two or more periods in a row, the compounding of those returns would work in an investor’s favor, causing the fund to seemingly beat its benchmark.

As a general rule of thumb, more leverage in a fund will magnify the compounding effect, while less leverage will generally produce results that are more in line with expectations. In addition, periods of high volatility in an underlying index will also cause the effects of compounding to be more pronounced, while lower volatility will produce a more muted effect.

6 | THE RYDEX FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning September 30, 2019 and ending March 31, 2020.

The following tables illustrate the Funds’ costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Funds’ expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

THE RYDEX FUNDS ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

	Expense Ratio[1]	Fund Return	Beginning Account Value September 30, 2019	Ending Account Value March 31, 2020	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Long Short Equity Fund
A-Class	1.79%	(10.15%)	$ 1,000.00	$ 898.50	$ 8.50
C-Class	2.54%	(10.54%)	1,000.00	894.60	12.03
P-Class	1.79%	(10.24%)	1,000.00	897.60	8.49
Institutional Class	1.54%	(10.12%)	1,000.00	898.80	7.31
Emerging Markets 2x Strategy Fund
A-Class	1.86%	(27.33%)	1,000.00	726.70	8.03
C-Class	2.61%	(27.60%)	1,000.00	724.00	11.25
H-Class	1.88%	(27.36%)	1,000.00	726.40	8.11
Inverse Emerging Markets 2x Strategy Fund
A-Class	1.89%	8.47%	1,000.00	1,084.70	9.85
C-Class	2.84%	9.56%	1,000.00	1,095.60	14.88
H-Class	1.86%	8.53%	1,000.00	1,085.30	9.70
Emerging Markets Bond Strategy Fund
A-Class	1.69%	(10.60%)	1,000.00	894.00	8.00
C-Class	2.43%	(10.95%)	1,000.00	890.50	11.48
H-Class	1.68%	(10.64%)	1,000.00	893.60	7.95

8 | THE RYDEX FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value September 30, 2019	Ending Account Value March 31, 2020	Expenses Paid During Period[2]
Table 2. Based on hypothetical 5% return (before expenses)
Long Short Equity Fund
A-Class	1.79%	5.00%	$ 1,000.00	$ 1,016.05	$ 9.02
C-Class	2.54%	5.00%	1,000.00	1,012.30	12.78
P-Class	1.79%	5.00%	1,000.00	1,016.05	9.02
Institutional Class	1.54%	5.00%	1,000.00	1,017.30	7.77
Emerging Markets 2x Strategy Fund
A-Class	1.86%	5.00%	1,000.00	1,015.70	9.37
C-Class	2.61%	5.00%	1,000.00	1,011.95	13.13
H-Class	1.88%	5.00%	1,000.00	1,015.60	9.47
Inverse Emerging Markets 2x Strategy Fund
A-Class	1.89%	5.00%	1,000.00	1,015.55	9.52
C-Class	2.84%	5.00%	1,000.00	1,010.80	14.28
H-Class	1.86%	5.00%	1,000.00	1,015.70	9.37
Emerging Markets Bond Strategy Fund
A-Class	1.69%	5.00%	1,000.00	1,016.55	8.52
C-Class	2.43%	5.00%	1,000.00	1,012.85	12.23
H-Class	1.68%	5.00%	1,000.00	1,016.60	8.47

[1]	Annualized and excludes expenses of the underlying funds in which the Funds invest, if any.
[2]

Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period September 30, 2019 to March 31, 2020.

THE RYDEX FUNDS ANNUAL REPORT | 9

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2020

LONG SHORT EQUITY FUND

OBJECTIVE: Seeks long-term capital appreciation.

For the one-year period ended March 31, 2020, the Long Short Equity Fund P-Class returned -12.17%. The two benchmarks used by the Fund in the period, the Morningstar Long/Short Equity Category Average and the S&P 500 Index, returned -9.60% and -6.98%, respectively, for the same one-year period.

Investment Approach

The Fund is managed as an opportunistic long/short strategy, which employs forward-looking, fundamental analysis to measure the market’s expected return for each stock in the universe. Quantitative techniques are then applied to evaluate market- and company-specific risk factors embedded in each stock and to assess which specific risk factors (such as size, growth, or sectors) are being overvalued or undervalued by the market. Finally, a portfolio is constructed within guidelines that is long the stocks that give the portfolio both the broad risk characteristics and company-specific risks that are perceived to be undervalued and is short stocks for which those characteristics are perceived to be overpriced.

The Fund will ordinarily hold simultaneous long and short positions in equity securties or securities markets that provide exposure up to a level equal to 200% of the Fund’s net assets for the long and 150% of the Fund’s net assets for the short positions. The Fund intends to maintain a hedged overall net exposure (the difference between the notional value of long positions and the notional value of short positions), typically varying between 0% and 80% net long, in order to maintain lower-than-market volatility and beta, and to seek to provide consistent return above an approximately 30% market weighted internal benchmark. The overall net exposure will change as market opportunities change and may, based on the Fund’s view of current market conditions, be outside this range.

Derivatives in the Fund are used to take short positions as well as long exposure above 100% of NAV (that is, to take leverage). The performance discussion below referencing short position performance would be entirely due to total return swap derivatives, and performance of long positions would be partially due to total return swap derivatives.

Performance Review

For most of 2019, the stock market continued a strong and steady ascent with just a few short-lived dips. As global growth expectations decreased, while the risk of trade conflict escalation and a disorderly Brexit increased, investors continued moving towards safer assets, such as long-term U.S. Treasurys and high-quality stocks. In August, the yield curve between the 2-year and 10-year U.S. Treasury rates briefly inverted, a historical indicator that has presaged past recessions. The markets took the clues and began punishing a whole host of more cyclical industries, while groups with any sort of organic growth (whether profitable or not) became market favorites. The U.S. Federal Reserve by then had fully abandoned 2018’s hawkish stance and cut short-term rates multiple times during 2019, calling it a “midcycle adjustment to policy.” Before 2019 was over, two political risk events suddenly cleared up. A Phase One trade deal was signed with China, and a new election in the UK seemed to have resolved the muddy Brexit saga. The resolution of these major uncertainties contributed to strong U.S. stock market moves higher through early 2020. From March 31, 2019, through January 31, 2020, the S&P 500 benchmark achieved a roughly 15.6% return.

At that same point, 10 months into the period, the Fund had lost roughly -3%. Despite being long biased, the Fund’s strategy had failed to provide any of the market upside as its long positions suffered from stagnation (particularly the Energy, Industrials, Discretionary, Staples, and Media names underperforming the market), while its short positions of the more expensive nature (particularly in REITs, Financials, and IT) outperformed the market. The big undertone of this poor performance was fundamental style positioning that was not moving the Fund’s way (more on that style performance below).

The narrative of continuing economic strength from early 2020 now seems like a distant memory, as the rapid spread of the COVID-19 pandemic quickly changed the markets and world economic situation. The months of February and March 2020 closed out the fiscal year with sharp drops in the equity markets and extreme volatility. The daily moves (in both directions) exceeded several records that had held for 30-70 years. Over those last two months, the S&P 500 Index dropped about -19.6%. The Fund endured a -8.9% return over that same period, less than half the drop of the broad market. For this period, the long side roughly matched the intensity of the broad market drop, but the average short position fell considerably more (averaging about -33% returns), providing some protection when needed the most. The pandemic represented one of those exogenous events that a pure quantitative approach can struggle with, as the modelling of fundamental impacts and economic signals are so uncertain. Indeed, when looking at single name correlations, a hidden ‘pandemic’ factor quickly emerged related to names with heavy exposure

10 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (continued)	March 31, 2020

to the stay-at-home closures (travel companies, real estate related to retail businesses, and oil & gas producers). This factor is hard to model—its riskiness hard to predict—and of course will be transient once the world recuperates and finds effective virus-fighting medical solutions. During the month of March, the portfolio managers took discretion to both decrease exposure to this new ‘pandemic factor’ on both the long side (selling of travel names, selling of low volatility names that held up) and on the short side (particularly by closing some battered REIT and bank shorts). This action was taken amid the volatile weeks in March by taking advantage of some of the big oversold days, and rapid rebounds. The trades ended up both reducing gross positioning and adding some modest profit and loss.

At period end, the Fund held about 119% of assets in long securities, and 59% short, for a net-dollar exposure of 60%. The net exposure averaged 58% during the year (ranging between 53% and 63%). Usually, the Fund has gross exposure (the sum of long positions and short positions) around 240%-250%, but with the dramatic increase in market volatility, we brought down the size of many positions on both sides to a total of under 180% while maintaining a similar net market exposure.

The realized net beta (sensitivity of daily Fund returns to the S&P 500 index) averaged around 0.49 during the year. The long positions (on a standalone unlevered basis) averaged a return of -17.1%, compared to the Russell 3000 index return of -8.8%. Short positions returned -19.6% on a stand-alone basis. The underwhelming total return results for the year stemmed mostly from poor alpha on the long side, while shorts ended up with worse-than-market-like total return, serving as a decent hedge with alpha generation on the short side.

The Fund’s fundamental style tilts were the primary negative contributor to the period’s returns, as a bias towards value names and away from high growth companies both underperformed. While the current pandemic situation is clearly the number one worry for global markets, for a fundamentals-based long/short strategy like the Fund uses, the biggest challenge continues to be the unprecedented persistence of value names underperforming expensive stocks. The magnitude of cumulative value style underperformance has reached historic levels last seen in the 1999 tech bubble. The recent pandemic reaction (including very low interest rates and forced economic slowdown) has only exacerbated the investing public’s shunning of any name with economic sensitivity, and the related embrace of technology-related growth stories (regardless of profits). History also shows that strong momentum as we have seen can create crowding in narrow market leaders, and that crowding can turn into a rush to exit as soon as the leading names disappoint the most optimistic expectations.

The Fund’s strategy is to determine attractiveness of broad groups of stocks relative to their fundamentals. The value factor has seen its risk premium (or embedded valuation) improve as the returns have struggled—implying that the valuation of the stocks (both cheaper and expensive) have spread much further than fundamentals of the companies. To what extent this ‘behavioral’ cycle will continue is a key question—and one that is very difficult to answer. In every market environment there are elements of the macro-economic cycle that are somewhat predictable, and elements that are new and completely unpredictable (pandemic, global quantitative easing, negative rates, and trade conflicts being unique situations this time around). These unique elements can drive market sentiment in ways that are hard to predict or time.

Focusing on corporate fundamentals tends to produce slightly more predictability. Companies must invest in operations and research to produce sales and earnings—and there are some bounds on how much and how little the companies can earn on that capital before competition comes in to erode them. Given some bounded limits on corporate earnings power, we believe that the valuations awarded the most expensive tiers of the equity market have far surpassed the likely long-term earnings power.

We find some comfort during a poor relative performance period in knowing that, in past periods of value drawdown, the forward performance of the factor has been tremendous due to the rewinding of all the excess valuations.

Positioning

At period end, the Fund’s net dollar exposure was 60%. The Fund maintains its large style bias towards cheaper valuation names along with quality biases towards free cash flow and higher profitability—both of which are styles that have historically helped protect against macro risk in the event of recession.

From an industry perspective, the Fund now holds a underweight in the Technology sector after prior years of being positioned quite long. The flip in exposure occurred during this year in response to relative attractiveness of the names vis-à-vis other sector opportunities. The net short in Financials has begun to shrink after remaining quite negative for a few years. The largest sector net long exposures are in Healthcare, Consumer Staples, and Industrials. The largest net short exposures exist in Real Estate, Materials, and Financials sectors.

Performance displayed represents past performance, which is no guarantee of future results.

THE RYDEX FUNDS ANNUAL REPORT | 11

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (continued)	March 31, 2020

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Institutional Class	November 30, 2011
A-Class	March 31, 2004
C-Class	March 22, 2002
P-Class	March 22, 2002

Ten Largest Holdings (% of Total Net Assets)
Alphabet, Inc. — Class C	1.3%
Johnson & Johnson	1.1%
Verizon Communications, Inc.	1.1%
Procter & Gamble Co.	1.1%
Kimberly-Clark Corp.	1.0%
Merck & Company, Inc.	1.0%
Omnicom Group, Inc.	1.0%
McKesson Corp.	1.0%
Pfizer, Inc.	1.0%
Gilead Sciences, Inc.	1.0%
Top Ten Total	10.6%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

12 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2020

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2020

	1 Year	5 Year	10 Year
A-Class Shares	(12.15%)	(2.17%)	1.45%
A-Class Shares with sales charge‡	(16.33%)	(3.12%)	0.95%
C-Class Shares	(12.81%)	(2.90%)	0.69%
C-Class Shares with CDSC§	(13.68%)	(2.90%)	0.69%
P-Class Shares	(12.17%)	(2.17%)	1.44%
Morningstar Long/Short Equity Category Average**	(9.60%)	(0.62%)	2.70%
S&P 500 Index**	(6.98%)	6.73%	10.53%
	1 Year	5 Year	Since Inception (11/30/11)
Institutional Class Shares	(11.96%)	(1.92%)	2.22%
Morningstar Long/Short Equity Category Average**	(9.60%)	(0.62%)	2.81%
S&P 500 Index**	(6.98%)	6.73%	10.25%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Morningstar Long/Short Equity Category Average and S&P 500 Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The Morningstar Long/Short Equity Category Average is the equal-weighted, simple average daily return for all funds in the Morningstar Long/Short Equity Category. The graphs are based on A-Class shares and P-Class shares only; performance for C-Class shares and Institutional Class shares will vary due to differences in fee structure.

**

Effective May 31, 2017, the Fund changed its principal investment strategy. As a result of the investment strategy change, the Fund’s new benchmarks are the Morningstar Long/Short Equity Category Average and S&P 500® Index. Prior to May 31, 2017, the Fund’s benchmark was the HFRX Equity Hedge Index and Russell 3000 Index.

‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 13

SCHEDULE OF INVESTMENTS	March 31, 2020
LONG SHORT EQUITY FUND

	Shares	Value
COMMON STOCKS† - 80.5%

Consumer, Non-cyclical - 25.8%
Johnson & Johnson[1]	1,266	$166,011
Procter & Gamble Co.[1]	1,413	155,430
Kimberly-Clark Corp.[1]	1,197	153,060
Merck & Company, Inc.[1]	1,976	152,034
McKesson Corp.	1,094	147,974
Pfizer, Inc.[1]	4,430	144,595
Gilead Sciences, Inc.[1]	1,924	143,838
Eli Lilly & Co.[1]	1,014	140,662
Amgen, Inc.[1]	686	139,073
Medtronic plc	1,343	121,112
JM Smucker Co.[1]	1,079	119,769
Molson Coors Beverage Co. — Class B1	2,850	111,178
General Mills, Inc.[1]	2,011	106,120
Abbott Laboratories	1,299	102,504
Kellogg Co.	1,689	101,323
Sysco Corp.[1]	2,041	93,131
Post Holdings, Inc.*	1,111	92,180
CVS Health Corp.[1]	1,464	86,859
Coca-Cola Co.	1,958	86,642
Cardinal Health, Inc.	1,682	80,635
PepsiCo, Inc.[1]	636	76,384
Philip Morris International, Inc.[1]	1,031	75,222
Becton Dickinson and Co.[1]	300	68,931
Hologic, Inc.*,1	1,951	68,480
Jazz Pharmaceuticals plc*	585	58,348
TreeHouse Foods, Inc.*	1,319	58,234
Edwards Lifesciences Corp.*	307	57,906
John B Sanfilippo & Son, Inc.	641	57,305
United Therapeutics Corp.*	587	55,662
Ingredion, Inc.[1]	706	53,303
Mondelez International, Inc. — Class A	997	49,930
Archer-Daniels-Midland Co.	1,349	47,458
STERIS plc	329	46,050
Integer Holdings Corp.*	725	45,573
Cal-Maine Foods, Inc.	1,032	45,387
Baxter International, Inc.[1]	546	44,330
BioMarin Pharmaceutical, Inc.*	512	43,264
Alexion Pharmaceuticals, Inc.*	481	43,189
Thermo Fisher Scientific, Inc.[1]	148	41,973
Herbalife Nutrition Ltd.*	1,340	39,074
Innoviva, Inc.*	3,169	37,268
Illumina, Inc.*	136	37,144
Conagra Brands, Inc.	1,196	35,091
Halozyme Therapeutics, Inc.*	1,865	33,551
Macquarie Infrastructure Corp.	1,328	33,532
Zoetis, Inc.	249	29,305
Laboratory Corporation of America Holdings*	222	28,059
Henry Schein, Inc.*	490	24,755
Zimmer Biomet Holdings, Inc.[1]	225	22,743
Total Consumer, Non-cyclical		3,801,581

Industrial - 16.2%
FedEx Corp.[1]	1,041	126,232
Honeywell International, Inc.[1]	847	113,320
CH Robinson Worldwide, Inc.	1,601	105,986
Caterpillar, Inc.[1]	841	97,590
Eaton Corporation plc	1,195	92,839
Norfolk Southern Corp.[1]	628	91,688
Werner Enterprises, Inc.	2,370	85,936
Landstar System, Inc.	884	84,740
Lincoln Electric Holdings, Inc.[1]	1,224	84,456
CSX Corp.	1,403	80,392
Kansas City Southern[1]	607	77,198
Mettler-Toledo International, Inc.*	106	73,194
Crane Co.	1,480	72,786
Gentex Corp.	3,206	71,045
Emerson Electric Co.[1]	1,440	68,616
Illinois Tool Works, Inc.	476	67,649
Waters Corp.*,1	360	65,538
Union Pacific Corp.[1]	456	64,314
Regal Beloit Corp.	1,019	64,146
Rockwell Automation, Inc.	392	59,157
Masco Corp.	1,614	55,796
J.B. Hunt Transport Services, Inc.	535	49,343
Heartland Express, Inc.	2,463	45,738
Marten Transport Ltd.	2,201	45,164
Echo Global Logistics, Inc.*	2,595	44,323
Kennametal, Inc.	2,179	40,573
Schneider National, Inc. — Class B	2,097	40,556
Garmin Ltd.	527	39,504
Old Dominion Freight Line, Inc.	291	38,197
Textron, Inc.[1]	1,410	37,605
Westrock Co.	1,191	33,658
Oshkosh Corp.	523	33,645
Albany International Corp. — Class A	688	32,563
AGCO Corp.	664	31,374
Knight-Swift Transportation Holdings, Inc.	936	30,701
Arconic, Inc.*	1,784	28,651
Terex Corp.	1,846	26,508
General Dynamics Corp.	186	24,610
Vishay Intertechnology, Inc.	1,661	23,935
MasTec, Inc.*	712	23,304
General Electric Co.	2,830	22,470
Total Industrial		2,395,040

Communications - 9.7%
Alphabet, Inc. — Class C*	162	188,375
Verizon Communications, Inc.[1]	2,970	159,578
Omnicom Group, Inc.[1]	2,752	151,085
Facebook, Inc. — Class A*,1	737	122,932
AT&T, Inc.[1]	3,740	109,021
Amazon.com, Inc.*,1	53	103,335
Discovery, Inc. — Class A*,1	3,147	61,178
Charter Communications, Inc. — Class A*	132	57,593
News Corp. — Class A	6,397	57,413
Booking Holdings, Inc.*	42	56,504
Cisco Systems, Inc.	1,367	53,737
AMC Networks, Inc. — Class A*	2,018	49,057

14 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2020
LONG SHORT EQUITY FUND

	Shares	Value
Altice USA, Inc. — Class A*	2,051	$45,717
GCI Liberty, Inc. — Class A*	802	45,690
Comcast Corp. — Class A	1,310	45,038
Yelp, Inc. — Class A*	2,265	40,838
eBay, Inc.	1,270	38,176
Scholastic Corp.	994	25,337
Walt Disney Co.	231	22,314
Total Communications		1,432,918

Consumer, Cyclical - 9.3%
Southwest Airlines Co.[1]	2,537	90,342
Home Depot, Inc.[1]	417	77,858
Starbucks Corp.	1,088	71,525
Cummins, Inc.[1]	474	64,142
Allison Transmission Holdings, Inc.[1]	1,839	59,970
General Motors Co.	2,822	58,641
DR Horton, Inc.	1,723	58,582
Lear Corp.[1]	666	54,113
Whirlpool Corp.	593	50,879
Gentherm, Inc.*	1,616	50,742
Brunswick Corp.	1,427	50,473
Toll Brothers, Inc.	2,614	50,320
Autoliv, Inc.	1,079	49,645
Aptiv plc	879	43,282
BorgWarner, Inc.	1,760	42,891
Lowe’s Companies, Inc.	485	41,734
PulteGroup, Inc.	1,622	36,203
MSC Industrial Direct Company, Inc. — Class A	650	35,731
Wyndham Destinations, Inc.	1,440	31,248
Lennar Corp. — Class A	807	30,827
Extended Stay America, Inc.	3,960	28,948
Carnival Corp.	2,121	27,933
Walgreens Boots Alliance, Inc.	604	27,633
Walmart, Inc.	240	27,269
Costco Wholesale Corp.	94	26,802
Polaris, Inc.	531	25,568
Las Vegas Sands Corp.	582	24,718
VF Corp.	455	24,606
Delta Air Lines, Inc.	844	24,079
Hilton Worldwide Holdings, Inc.	298	20,335
Mohawk Industries, Inc.*	263	20,051
SkyWest, Inc.	707	18,516
Allegiant Travel Co. — Class A	212	17,342
JetBlue Airways Corp.*	1,568	14,034
Total Consumer, Cyclical		1,376,982

Utilities - 8.3%
Public Service Enterprise Group, Inc.	2,388	107,245
FirstEnergy Corp.[1]	2,661	106,626
NRG Energy, Inc.[1]	3,688	100,535
Exelon Corp.[1]	2,721	100,160
PPL Corp.[1]	3,899	96,227
AES Corp.	6,800	92,480
Southern Co.[1]	1,623	87,869
National Fuel Gas Co.[1]	2,353	87,743
Vistra Energy Corp.[1]	4,899	78,188
Evergy, Inc.[1]	1,303	71,730
Pinnacle West Capital Corp.[1]	941	71,318
Portland General Electric Co.	1,232	59,062
ALLETE, Inc.	875	53,095
OGE Energy Corp.	1,235	37,952
Entergy Corp.	375	35,239
NiSource, Inc.	1,079	26,943
Avista Corp.	309	13,130
Total Utilities		1,225,542

Financial - 4.4%
Lexington Realty Trust REIT	11,508	114,274
Berkshire Hathaway, Inc. — Class B*	405	74,046
JPMorgan Chase & Co.	641	57,709
Weingarten Realty Investors REIT	3,713	53,579
Bank of America Corp.	2,426	51,504
Sunstone Hotel Investors, Inc. REIT	4,914	42,801
Brixmor Property Group, Inc. REIT	4,265	40,517
Summit Hotel Properties, Inc. REIT	9,462	39,930
Kennedy-Wilson Holdings, Inc.	2,704	36,288
Visa, Inc. — Class A	204	32,868
Travelers Companies, Inc.	278	27,619
Mastercard, Inc. — Class A	110	26,572
Northern Trust Corp.	315	23,770
Wells Fargo & Co.	637	18,282
Citigroup, Inc.	282	11,878
Total Financial		651,637

Technology - 3.8%
Microsoft Corp.[1]	830	130,899
Apple, Inc.[1]	497	126,382
Activision Blizzard, Inc.	1,574	93,622
Oracle Corp.[1]	1,059	51,181
Intel Corp.[1]	571	30,903
NVIDIA Corp.	115	30,314
Adobe, Inc.*	82	26,096
Teradata Corp.*	1,262	25,858
QUALCOMM, Inc.	315	21,310
Micron Technology, Inc.*	390	16,403
Total Technology		552,968

Energy - 2.6%
Exxon Mobil Corp.[1]	2,518	95,608
Chevron Corp.	1,047	75,866
Kinder Morgan, Inc.[1]	3,131	43,584
Valero Energy Corp.[1]	775	35,154
HollyFrontier Corp.[1]	1,308	32,059
Delek US Holdings, Inc.	1,647	25,957
CVR Energy, Inc.	1,393	23,026
Phillips 66[1]	404	21,674
ConocoPhillips	662	20,390
Devon Energy Corp.	2,255	15,582
Total Energy		388,900

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 15

SCHEDULE OF INVESTMENTS (continued)	March 31, 2020
LONG SHORT EQUITY FUND

	Shares	Value
Basic Materials - 0.4%
International Paper Co.	944	$29,387
Domtar Corp.	1,039	22,484
Total Basic Materials		51,871

Total Common Stocks
(Cost $14,247,072)		11,877,439

MONEY MARKET FUND† - 12.6%
Invesco Short-Term Investments Trust Treasury Obligations Portfolio Institutional Class 0.63%[3]	1,855,620	1,855,620
Total Money Market Fund
(Cost $1,855,620)		1,855,620

Total Investments - 93.1%
(Cost $16,100,543)		$13,733,059
Other Assets & Liabilities, net - 6.9%		1,018,188
Total Net Assets - 100.0%		$14,751,247

Custom Basket Swap Agreements
Counterparty	Reference Obligation	Financing Rate Pay (Receive)	Payment Frequency	Maturity Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)
OTC Custom Basket Swap Agreements ††
Goldman Sachs International	GS Equity Custom Basket	0.54% (Federal Funds Rate+ 0.45%)	At Maturity	05/06/24	$2,992,359	$(764,713)
Morgan Stanley Capital Services LLC	MS Equity Custom Basket	0.50% (Federal Funds Rate+ 0.40%)	At Maturity	03/27/24	3,009,908	(776,545)
					$6,002,267	$(1,541,258)
OTC Custom Basket Swap Agreements Sold Short ††
Morgan Stanley Capital Services LLC	MS Equity Custom Basket	(0.20%) (Federal Funds Rate - 0.30%)	At Maturity	03/27/24	$4,568,212	$560,203
Goldman Sachs International	GS Equity Custom Basket	(0.11%) (Federal Funds Rate - 0.20%)	At Maturity	05/06/24	4,304,376	618,075
					$8,872,588	$1,178,278

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
GS EQUITY LONG CUSTOM BASKET
Technology
Microsoft Corp.	230	1.21%	$5,874
Apple, Inc.	138	1.17%	4,326
Activision Blizzard, Inc.	437	0.87%	1,854
Intel Corp.	158	0.29%	1,149
NVIDIA Corp.	32	0.28%	665
Adobe, Inc.	22	0.23%	(478)
Micron Technology, Inc.	108	0.15%	(504)
QUALCOMM, Inc.	87	0.20%	(699)
Oracle Corp.	294	0.47%	(1,646)
Teradata Corp.	350	0.24%	(2,952)
Total Technology			7,589
Industrial
Werner Enterprises, Inc.	711	0.86%	3,728
Old Dominion Freight Line, Inc.	81	0.36%	3,032
Marten Transport Ltd.	611	0.42%	1,607
Schneider National, Inc. — Class B	419	0.27%	578
Knight-Swift Transportation Holdings, Inc.	234	0.26%	407
Heartland Express, Inc.	683	0.42%	(109)
Vishay Intertechnology, Inc.	461	0.22%	(664)
Mettler-Toledo International, Inc.	29	0.67%	(1,040)
Garmin Ltd.	146	0.37%	(1,247)
Landstar System, Inc.	245	0.78%	(1,553)
Westrock Co.	595	0.56%	(1,780)
Oshkosh Corp.	145	0.31%	(1,872)
Union Pacific Corp.	126	0.59%	(2,022)
Regal Beloit Corp.	283	0.60%	(2,114)
Echo Global Logistics, Inc.	720	0.41%	(2,446)
General Dynamics Corp.	51	0.23%	(2,510)

16 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2020
LONG SHORT EQUITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Caterpillar, Inc.	233	0.90%	$(2,927)
General Electric Co.	785	0.21%	(3,125)
Waters Corp.	100	0.61%	(3,205)
J.B. Hunt Transport Services, Inc.	148	0.46%	(3,574)
Gentex Corp.	890	0.66%	(3,861)
Lincoln Electric Holdings, Inc.	339	0.78%	(4,754)
Illinois Tool Works, Inc.	132	0.63%	(4,937)
AGCO Corp.	184	0.29%	(5,263)
Albany International Corp. — Class A	191	0.30%	(5,615)
Masco Corp.	448	0.52%	(5,757)
Eaton Corporation plc	331	0.86%	(5,790)
MasTec, Inc.	197	0.22%	(5,849)
Rockwell Automation, Inc.	108	0.54%	(6,071)
CH Robinson Worldwide, Inc.	444	0.98%	(6,387)
Norfolk Southern Corp.	174	0.85%	(6,683)
Arconic, Inc.	495	0.27%	(6,811)
CSX Corp.	389	0.74%	(7,211)
FedEx Corp.	206	0.83%	(7,329)
Terex Corp.	512	0.25%	(7,416)
Honeywell International, Inc.	235	1.05%	(8,378)
Kennametal, Inc.	605	0.38%	(8,543)
Textron, Inc.	470	0.42%	(9,388)
Emerson Electric Co.	399	0.64%	(9,933)
Crane Co.	649	1.07%	(15,755)
Total Industrial			(162,567)
Energy
Phillips 66	112	0.20%	(3,479)
ConocoPhillips	183	0.19%	(4,189)
HollyFrontier Corp.	363	0.30%	(5,812)
Kinder Morgan, Inc.	869	0.40%	(5,942)
Valero Energy Corp.	215	0.33%	(6,665)
Delek US Holdings, Inc.	457	0.24%	(8,984)
Devon Energy Corp.	626	0.14%	(9,322)
CVR Energy, Inc.	386	0.21%	(11,371)
Chevron Corp.	290	0.70%	(14,164)
Exxon Mobil Corp.	699	0.89%	(24,152)
Total Energy			(94,080)
Communications
Amazon.com, Inc.	14	0.91%	2,903
Alphabet, Inc. — Class C	49	1.90%	1,008
Scholastic Corp.	276	0.24%	(2,081)
Facebook, Inc. — Class A	180	1.00%	(2,154)
Charter Communications, Inc. — Class A	36	0.52%	(2,556)
Verizon Communications, Inc.	824	1.48%	(2,646)
Walt Disney Co.	64	0.21%	(3,219)
Altice USA, Inc. — Class A	569	0.42%	(3,724)
Cisco Systems, Inc.	379	0.50%	(3,847)
Comcast Corp. — Class A	363	0.42%	(3,994)
GCI Liberty, Inc. — Class A	278	0.53%	(4,672)
eBay, Inc.	635	0.64%	(4,743)
News Corp. — Class A	1,776	0.53%	(6,217)
Booking Holdings, Inc.	11	0.49%	(6,630)
AT&T, Inc.	1,282	1.25%	(7,512)
AMC Networks, Inc. — Class A	560	0.45%	(8,684)
Discovery, Inc. — Class A	873	0.57%	(8,742)
Yelp, Inc. — Class A	628	0.38%	(10,343)
Omnicom Group, Inc.	596	1.09%	(14,203)
Total Communications			(92,056)
Consumer, Non-cyclical
Eli Lilly & Co.	110	0.51%	3,479
CVS Health Corp.	366	0.73%	1,962
Cardinal Health, Inc.	467	0.75%	1,478
JM Smucker Co.	134	0.50%	999
United Therapeutics Corp.	162	0.51%	833
McKesson Corp.	303	1.37%	730
Amgen, Inc.	190	1.29%	724
Baxter International, Inc.	182	0.49%	644
General Mills, Inc.	502	0.89%	186
Thermo Fisher Scientific, Inc.	49	0.46%	(154)
Kellogg Co.	421	0.84%	(354)
Becton Dickinson and Co.	83	0.64%	(602)
STERIS plc	91	0.43%	(613)
Kimberly-Clark Corp.	136	0.58%	(637)
Halozyme Therapeutics, Inc.	517	0.31%	(651)
BioMarin Pharmaceutical, Inc.	142	0.40%	(718)
John B Sanfilippo & Son, Inc.	178	0.53%	(780)
Ingredion, Inc.	196	0.49%	(927)
Conagra Brands, Inc.	332	0.33%	(957)
Mondelez International, Inc. — Class A	276	0.46%	(1,128)
Abbott Laboratories	360	0.95%	(1,137)
Zoetis, Inc.	69	0.27%	(1,202)
Zimmer Biomet Holdings, Inc.	62	0.21%	(1,203)
Philip Morris International, Inc.	286	0.70%	(1,487)
TreeHouse Foods, Inc.	366	0.54%	(1,496)
Innoviva, Inc.	879	0.35%	(1,526)
Alexion Pharmaceuticals, Inc.	133	0.40%	(1,827)
Henry Schein, Inc.	136	0.23%	(2,150)
Archer-Daniels-Midland Co.	374	0.44%	(2,270)
Illumina, Inc.	38	0.35%	(2,350)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 17

SCHEDULE OF INVESTMENTS (continued)	March 31, 2020
LONG SHORT EQUITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized (Depreciation)
PepsiCo, Inc.	176	0.71%	$(2,391)
Johnson & Johnson	351	1.54%	(2,472)
Integer Holdings Corp.	201	0.42%	(2,811)
Merck & Company, Inc.	548	1.41%	(3,359)
Procter & Gamble Co.	392	1.44%	(3,664)
Edwards Lifesciences Corp.	85	0.54%	(3,839)
Jazz Pharmaceuticals plc	162	0.54%	(4,882)
Medtronic plc	373	1.12%	(5,141)
Herbalife Nutrition Ltd.	372	0.36%	(5,376)
Coca-Cola Co.	543	0.80%	(5,392)
Macquarie Infrastructure Corp.	368	0.31%	(5,652)
Post Holdings, Inc.	308	0.85%	(6,562)
Hologic, Inc.	541	0.63%	(7,202)
Pfizer, Inc.	1,229	1.34%	(10,291)
Sysco Corp.	680	1.04%	(10,497)
Molson Coors Beverage Co. — Class B	838	1.09%	(12,334)
Total Consumer, Non-cyclical			(104,999)
Utilities
NiSource, Inc.	269	0.22%	(381)
Avista Corp.	154	0.22%	(598)
Southern Co.	463	0.84%	(1,749)
Portland General Electric Co.	307	0.49%	(1,897)
FirstEnergy Corp.	738	0.99%	(1,999)
Entergy Corp.	125	0.39%	(2,949)
OGE Energy Corp.	342	0.35%	(4,417)
AES Corp.	1,887	0.86%	(4,625)
ALLETE, Inc.	243	0.49%	(4,891)
Exelon Corp.	680	0.84%	(6,239)
PPL Corp.	1,082	0.89%	(6,404)
National Fuel Gas Co.	653	0.81%	(9,001)
Public Service Enterprise Group, Inc.	663	1.00%	(9,675)
NRG Energy, Inc.	1,023	0.93%	(11,245)
Vistra Energy Corp.	1,360	0.73%	(12,247)
Total Utilities			(78,317)
Consumer, Cyclical
Walmart, Inc.	66	0.25%	375
Costco Wholesale Corp.	26	0.25%	(473)
Walgreens Boots Alliance, Inc.	167	0.26%	(1,500)
Lear Corp.	83	0.23%	(2,804)
Home Depot, Inc.	115	0.72%	(3,374)
MSC Industrial Direct Company, Inc. — Class A	180	0.33%	(3,610)
Gentherm, Inc.	448	0.47%	(4,187)
Lennar Corp. — Class A	224	0.29%	(4,573)
Mohawk Industries, Inc.	73	0.19%	(4,610)
Cummins, Inc.	131	0.59%	(4,693)
Lowe’s Companies, Inc.	134	0.39%	(4,834)
DR Horton, Inc.	335	0.38%	(4,835)
VF Corp.	126	0.23%	(5,265)
Allison Transmission Holdings, Inc.	510	0.56%	(5,861)
PulteGroup, Inc.	450	0.34%	(6,472)
Starbucks Corp.	285	0.63%	(6,579)
Toll Brothers, Inc.	437	0.28%	(7,602)
Polaris, Inc.	147	0.24%	(7,822)
Extended Stay America, Inc.	1,099	0.27%	(7,953)
Autoliv, Inc.	299	0.46%	(8,977)
Brunswick Corp.	396	0.47%	(9,232)
Whirlpool Corp.	164	0.47%	(10,778)
Wyndham Destinations, Inc.	399	0.29%	(11,516)
General Motors Co.	783	0.54%	(12,416)
Carnival Corp.	741	0.33%	(21,736)
Total Consumer, Cyclical			(161,327)
Financial
Lexington Realty Trust	2,157	0.72%	(940)
Visa, Inc. — Class A	56	0.30%	(1,064)
Berkshire Hathaway, Inc. — Class B	68	0.42%	(1,513)
Bank of America Corp.	285	0.20%	(1,958)
Mastercard, Inc. — Class A	30	0.24%	(2,020)
JPMorgan Chase & Co.	113	0.34%	(2,333)
Northern Trust Corp.	87	0.22%	(2,843)
Citigroup, Inc.	78	0.11%	(2,953)
Wells Fargo & Co.	176	0.17%	(3,469)
Sunstone Hotel Investors, Inc.	982	0.29%	(3,648)
Travelers Companies, Inc.	116	0.39%	(4,318)
Kennedy-Wilson Holdings, Inc.	750	0.34%	(6,820)
Summit Hotel Properties, Inc.	2,365	0.33%	(10,650)
Brixmor Property Group, Inc.	1,184	0.38%	(12,416)
Weingarten Realty Investors	1,030	0.50%	(14,686)
Total Financial			(71,631)
Basic Materials
International Paper Co.	262	0.21%	(3,393)
Domtar Corp.	288	0.21%	(3,932)
Total Basic Materials			(7,325)
Total GS Equity Long Custom Basket			(764, 713)

GS EQUITY SHORT CUSTOM BASKET
Financial
Realty Income Corp.	1,244	(1.44)%	33,797
Cousins Properties, Inc.	2,183	(1.48)%	24,169
People’s United Financial, Inc.	4,891	(1.26)%	23,109

18 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2020
LONG SHORT EQUITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Essential Properties Realty Trust, Inc.	1,540	(0.47)%	$20,594
WP Carey, Inc.	560	(0.76)%	18,378
Cadence BanCorp	1,598	(0.24)%	18,231
BOK Financial Corp.	472	(0.47)%	16,452
Old National Bancorp	3,229	(0.99)%	13,702
Ameris Bancorp	718	(0.40)%	13,562
First Republic Bank	718	(1.37)%	13,310
UDR, Inc.	1,239	(1.05)%	13,027
Western Alliance Bancorporation	436	(0.31)%	11,790
Atlantic Union Bankshares Corp.	743	(0.38)%	10,777
Global Net Lease, Inc.	1,439	(0.45)%	9,931
CareTrust REIT, Inc.	1,667	(0.57)%	9,054
Alexandria Real Estate Equities, Inc.	520	(1.66)%	8,890
Northwest Bancshares, Inc.	1,448	(0.39)%	7,707
First Midwest Bancorp, Inc.	809	(0.25)%	7,704
Valley National Bancorp	2,413	(0.41)%	7,561
Washington Real Estate Investment Trust	1,833	(1.02)%	6,507
CenterState Bank Corp.	729	(0.29)%	5,025
Agree Realty Corp.	1,045	(1.50)%	4,744
Glacier Bancorp, Inc.	746	(0.59)%	4,599
Arthur J Gallagher & Co.	873	(1.65)%	4,593
EastGroup Properties, Inc.	457	(1.11)%	4,587
CME Group, Inc. — Class A	128	(0.51)%	4,221
Medical Properties Trust, Inc.	975	(0.39)%	3,727
National Storage Affiliates Trust	842	(0.58)%	3,687
Healthcare Realty Trust, Inc.	819	(0.53)%	3,604
Brown & Brown, Inc.	1,775	(1.49)%	2,882
Sun Communities, Inc.	535	(1.55)%	2,493
Columbia Financial, Inc.	1,808	(0.60)%	958
American Tower Corp. — Class A	117	(0.59)%	648
Progressive Corp.	359	(0.62)%	(18)
RLI Corp.	925	(1.89)%	(113)
Crown Castle International Corp.	396	(1.33)%	(2,862)
Rexford Industrial Realty, Inc.	2,531	(2.41)%	(3,450)
QTS Realty Trust, Inc. — Class A	1,090	(1.47)%	(6,313)
Equinix, Inc.	71	(1.03)%	(8,543)
Terreno Realty Corp.	1,836	(2.21)%	(8,568)
Easterly Government Properties, Inc.	4,932	(2.82)%	(13,446)
SBA Communications Corp.	344	(2.16)%	(15,121)
Total Financial			275,586
Utilities
Sempra Energy	117	(0.31)%	3,904
Eversource Energy	407	(0.74)%	3,790
Dominion Energy, Inc.	551	(0.92)%	3,708
WEC Energy Group, Inc.	502	(1.03)%	3,547
MGE Energy, Inc.	343	(0.52)%	3,410
American States Water Co.	639	(1.21)%	2,947
American Water Works Company, Inc.	547	(1.52)%	2,928
Alliant Energy Corp.	325	(0.36)%	1,503
California Water Service Group	884	(1.03)%	1,359
Atmos Energy Corp.	238	(0.55)%	861
NextEra Energy, Inc.	146	(0.82)%	(470)
Total Utilities			27,487
Technology
Autodesk, Inc.	222	(0.81)%	7,390
Twilio, Inc. — Class A	320	(0.67)%	6,285
Broadcom, Inc.	111	(0.61)%	5,745
Elastic N.V.	309	(0.40)%	5,739
Workday, Inc. — Class A	74	(0.22)%	5,682
HubSpot, Inc.	172	(0.53)%	4,189
Alteryx, Inc. — Class A	232	(0.51)%	3,048
CACI International, Inc. — Class A	210	(1.03)%	2,748
Leidos Holdings, Inc.	263	(0.56)%	2,514
Workiva, Inc.	515	(0.39)%	2,445
ServiceNow, Inc.	101	(0.67)%	2,208
salesforce.com, Inc.	392	(1.31)%	1,995
MongoDB, Inc.	129	(0.41)%	1,887
Coupa Software, Inc.	123	(0.40)%	1,723
Paycom Software, Inc.	47	(0.22)%	1,544
Fair Isaac Corp.	34	(0.24)%	1,460
EPAM Systems, Inc.	238	(1.03)%	1,314
Black Knight, Inc.	742	(1.00)%	846
Veeva Systems, Inc. — Class A	75	(0.27)%	813
Smartsheet, Inc. — Class A	478	(0.46)%	364
Tyler Technologies, Inc.	61	(0.42)%	(566)
Appfolio, Inc. — Class A	92	(0.24)%	(998)
ANSYS, Inc.	52	(0.28)%	(1,052)
Splunk, Inc.	225	(0.66)%	(1,667)
Monolithic Power Systems, Inc.	75	(0.29)%	(2,722)
Five9, Inc.	253	(0.45)%	(4,747)
RingCentral, Inc. — Class A	73	(0.36)%	(6,146)
Total Technology			42,041
Consumer, Non-cyclical
Equifax, Inc.	634	(1.76)%	18,044

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 19

SCHEDULE OF INVESTMENTS (continued)	March 31, 2020
LONG SHORT EQUITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Gartner, Inc.	189	(0.44)%	$11,084
Verisk Analytics, Inc. — Class A	264	(0.85)%	3,476
CoStar Group, Inc.	80	(1.09)%	3,416
PayPal Holdings, Inc.	500	(1.11)%	3,338
MarketAxess Holdings, Inc.	73	(0.56)%	206
Avalara, Inc.	466	(0.81)%	(19)
ResMed, Inc.	73	(0.25)%	(905)
Rollins, Inc.	1,749	(1.47)%	(1,198)
Total Consumer, Non-cyclical			37,442
Industrial
TransDigm Group, Inc.	252	(1.87)%	33,762
Waste Management, Inc.	780	(1.68)%	18,492
Materion Corp.	480	(0.39)%	14,486
HEICO Corp.	218	(0.38)%	12,304
Tetra Tech, Inc.	585	(0.96)%	9,792
Roper Technologies, Inc.	108	(0.78)%	6,585
Casella Waste Systems, Inc. — Class A	1,010	(0.92)%	6,349
Sonoco Products Co.	600	(0.65)%	5,707
Republic Services, Inc. — Class A	311	(0.54)%	4,936
Ball Corp.	942	(1.42)%	4,215
Exponent, Inc.	797	(1.33)%	226
Total Industrial			116,854
Basic Materials
Compass Minerals International, Inc.	760	(0.68)%	13,899
Kaiser Aluminum Corp.	505	(0.81)%	13,507
PPG Industries, Inc.	421	(0.82)%	12,863
Linde plc	305	(1.23)%	9,398
Southern Copper Corp.	520	(0.34)%	7,319
RPM International, Inc.	1,068	(1.48)%	6,059
Sherwin-Williams Co.	83	(0.89)%	6,000
Balchem Corp.	833	(1.91)%	(2,090)
Newmont Corp.	1,983	(2.09)%	(2,484)
Total Basic Materials			64,471
Consumer, Cyclical
Copart, Inc.	1,070	(1.70)%	28,498
Communications
8x8, Inc.	1,760	(0.57)%	11,373
Q2 Holdings, Inc.	488	(0.67)%	8,286
Proofpoint, Inc.	309	(0.74)%	3,467
Trade Desk, Inc. — Class A	38	(0.17)%	1,718
Okta, Inc.	180	(0.50)%	852
Total Communications			25,696
Total GS Equity Short Custom Basket			618,075

MS EQUITY LONG CUSTOM BASKET
Technology
Microsoft Corp.	230	1.21%	9,338
Apple, Inc.	138	1.17%	4,847
Activision Blizzard, Inc.	437	0.86%	1,877
NVIDIA Corp.	32	0.28%	667
Intel Corp.	158	0.28%	152
Micron Technology, Inc.	108	0.15%	(450)
Adobe, Inc.	22	0.23%	(469)
QUALCOMM, Inc.	87	0.20%	(632)
Oracle Corp.	294	0.47%	(1,357)
Teradata Corp.	350	0.24%	(3,088)
Total Technology			10,885
Industrial
Old Dominion Freight Line, Inc.	81	0.35%	2,879
Marten Transport Ltd.	611	0.42%	1,888
Werner Enterprises, Inc.	711	0.86%	1,704
Knight-Swift Transportation Holdings, Inc.	234	0.25%	332
Heartland Express, Inc.	683	0.42%	(464)
Schneider National, Inc. — Class B	419	0.27%	(670)
Mettler-Toledo International, Inc.	29	0.67%	(977)
Garmin Ltd.	146	0.36%	(1,184)
Oshkosh Corp.	145	0.31%	(1,233)
Vishay Intertechnology, Inc.	461	0.22%	(1,710)
Union Pacific Corp.	126	0.59%	(1,724)
Westrock Co.	595	0.56%	(1,791)
Regal Beloit Corp.	283	0.59%	(1,988)
Landstar System, Inc.	245	0.78%	(2,208)
General Dynamics Corp.	51	0.22%	(2,544)
Caterpillar, Inc.	233	0.90%	(2,619)
Echo Global Logistics, Inc.	720	0.41%	(2,788)
General Electric Co.	785	0.21%	(3,089)
J.B. Hunt Transport Services, Inc.	148	0.45%	(3,538)
Gentex Corp.	890	0.66%	(3,891)
Lincoln Electric Holdings, Inc.	339	0.78%	(4,631)
Illinois Tool Works, Inc.	132	0.62%	(4,920)
Waters Corp.	100	0.60%	(5,231)
Norfolk Southern Corp.	174	0.84%	(5,269)
AGCO Corp.	184	0.29%	(5,271)
Albany International Corp. — Class A	191	0.30%	(5,605)
CSX Corp.	389	0.74%	(5,718)
Masco Corp.	448	0.51%	(5,761)
Eaton Corporation plc	331	0.85%	(5,830)
MasTec, Inc.	197	0.21%	(5,866)
Rockwell Automation, Inc.	108	0.54%	(6,074)
CH Robinson Worldwide, Inc.	444	0.98%	(6,154)
Arconic, Inc.	495	0.26%	(6,816)

20 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2020
LONG SHORT EQUITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
FedEx Corp.	206	0.83%	$(7,328)
Terex Corp.	512	0.24%	(7,409)
Honeywell International, Inc.	235	1.04%	(8,273)
Textron, Inc.	469	0.42%	(9,292)
Kennametal, Inc.	605	0.37%	(9,660)
Emerson Electric Co.	399	0.63%	(9,834)
Crane Co.	648	1.06%	(15,636)
Total Industrial			(166,193)
Consumer, Cyclical
Walmart, Inc.	66	0.25%	1,083
Costco Wholesale Corp.	26	0.25%	(457)
Walgreens Boots Alliance, Inc.	167	0.25%	(1,508)
Lear Corp.	83	0.22%	(2,765)
Home Depot, Inc.	115	0.71%	(3,003)
MSC Industrial Direct Company, Inc. — Class A	180	0.33%	(3,582)
Cummins, Inc.	131	0.59%	(4,093)
Gentherm, Inc.	448	0.47%	(4,163)
Lennar Corp. — Class A	224	0.28%	(4,524)
Mohawk Industries, Inc.	73	0.18%	(4,639)
DR Horton, Inc.	335	0.38%	(4,759)
Lowe’s Companies, Inc.	134	0.38%	(4,855)
VF Corp.	126	0.23%	(5,248)
Allison Transmission Holdings, Inc.	510	0.55%	(6,432)
PulteGroup, Inc.	450	0.33%	(6,466)
Starbucks Corp.	285	0.62%	(6,560)
Toll Brothers, Inc.	437	0.28%	(7,266)
Polaris, Inc.	147	0.24%	(7,834)
Extended Stay America, Inc.	1,099	0.27%	(7,955)
Autoliv, Inc.	299	0.46%	(8,853)
Brunswick Corp.	396	0.47%	(9,293)
Whirlpool Corp.	164	0.47%	(10,717)
Wyndham Destinations, Inc.	399	0.29%	(11,519)
General Motors Co.	783	0.54%	(12,430)
Carnival Corp.	741	0.32%	(21,702)
Total Consumer, Cyclical			(159,540)
Communications
Amazon.com, Inc.	14	0.91%	2,990
Alphabet, Inc. — Class C	49	1.89%	(1,011)
Facebook, Inc. — Class A	180	1.00%	(1,111)
Charter Communications, Inc. — Class A	36	0.52%	(2,576)
Walt Disney Co.	64	0.21%	(3,198)
Cisco Systems, Inc.	379	0.49%	(3,491)
Altice USA, Inc. — Class A	569	0.42%	(3,758)
Scholastic Corp.	276	0.23%	(3,795)
Comcast Corp. — Class A	363	0.41%	(3,974)
GCI Liberty, Inc. — Class A	278	0.53%	(4,665)
eBay, Inc.	636	0.64%	(4,673)
Verizon Communications, Inc.	824	1.47%	(5,560)
News Corp. — Class A	1,776	0.53%	(6,635)
Booking Holdings, Inc.	11	0.49%	(6,675)
AT&T, Inc.	1,282	1.24%	(7,062)
Discovery, Inc. — Class A	873	0.56%	(8,081)
AMC Networks, Inc. — Class A	560	0.45%	(8,662)
Yelp, Inc. — Class A	628	0.38%	(10,427)
Omnicom Group, Inc.	596	1.09%	(13,321)
Total Communications			(95,685)
Consumer, Non-cyclical
McKesson Corp.	303	1.36%	5,461
Eli Lilly & Co.	110	0.51%	3,536
CVS Health Corp.	366	0.72%	2,291
JM Smucker Co.	134	0.49%	984
Cardinal Health, Inc.	467	0.74%	969
United Therapeutics Corp.	162	0.51%	960
Kimberly-Clark Corp.	135	0.57%	610
General Mills, Inc.	502	0.88%	566
Thermo Fisher Scientific, Inc.	49	0.46%	435
Baxter International, Inc.	182	0.49%	382
Amgen, Inc.	190	1.28%	(24)
Kellogg Co.	421	0.84%	(271)
STERIS plc	91	0.42%	(590)
Halozyme Therapeutics, Inc.	517	0.31%	(655)
BioMarin Pharmaceutical, Inc.	142	0.40%	(747)
John B Sanfilippo & Son, Inc.	178	0.53%	(799)
Mondelez International, Inc. — Class A	276	0.46%	(813)
Abbott Laboratories	360	0.94%	(872)
PepsiCo, Inc.	176	0.70%	(985)
Conagra Brands, Inc.	332	0.32%	(1,001)
Zoetis, Inc.	69	0.27%	(1,211)
Becton Dickinson and Co.	83	0.63%	(1,314)
Innoviva, Inc.	879	0.34%	(1,340)
TreeHouse Foods, Inc.	366	0.54%	(1,477)
Zimmer Biomet Holdings, Inc.	62	0.21%	(1,600)
Alexion Pharmaceuticals, Inc.	133	0.40%	(1,796)
Integer Holdings Corp.	201	0.42%	(2,092)
Henry Schein, Inc.	136	0.23%	(2,194)
Johnson & Johnson	351	1.53%	(2,227)
Illumina, Inc.	38	0.34%	(2,328)
Archer-Daniels-Midland Co.	374	0.44%	(2,765)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 21

SCHEDULE OF INVESTMENTS (continued)	March 31, 2020
LONG SHORT EQUITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Depreciation
Merck & Company, Inc.	548	1.40%	$(3,003)
Ingredion, Inc.	196	0.49%	(3,111)
Procter & Gamble Co.	392	1.43%	(3,141)
Medtronic plc	373	1.12%	(3,479)
Edwards Lifesciences Corp.	85	0.53%	(3,853)
Philip Morris International, Inc.	286	0.69%	(3,982)
Coca-Cola Co.	543	0.80%	(5,293)
Macquarie Infrastructure Corp.	368	0.31%	(5,572)
Jazz Pharmaceuticals plc	162	0.54%	(5,749)
Hologic, Inc.	541	0.63%	(6,013)
Post Holdings, Inc.	308	0.85%	(6,995)
Sysco Corp.	680	1.03%	(8,201)
Pfizer, Inc.	1,229	1.33%	(8,583)
Herbalife Nutrition Ltd.	973	0.94%	(10,057)
Molson Coors Beverage Co. — Class B	839	1.09%	(12,531)
Total Consumer, Non-cyclical			(100,470)
Utilities
NiSource, Inc.	269	0.22%	(404)
Avista Corp.	154	0.22%	(497)
FirstEnergy Corp.	738	1.06%	(1,241)
Portland General Electric Co.	307	0.49%	(1,274)
Southern Co.	464	0.83%	(1,608)
Entergy Corp.	125	0.39%	(2,965)
OGE Energy Corp.	342	0.35%	(4,427)
ALLETE, Inc.	243	0.49%	(4,879)
AES Corp.	1,887	0.85%	(6,197)
Exelon Corp.	680	0.83%	(6,527)
PPL Corp.	1,082	0.89%	(8,119)
Public Service Enterprise Group, Inc.	663	0.99%	(9,444)
NRG Energy, Inc.	1,023	0.93%	(11,058)
National Fuel Gas Co.	653	0.81%	(12,966)
Vistra Energy Corp.	1,360	0.72%	(13,786)
Total Utilities			(85,392)
Financial
Lexington Realty Trust	2,157	0.71%	(890)
Visa, Inc. — Class A	56	0.30%	(1,075)
JPMorgan Chase & Co.	113	0.34%	(1,079)
Berkshire Hathaway, Inc. — Class B	68	0.41%	(1,331)
Bank of America Corp.	285	0.20%	(1,989)
Mastercard, Inc. — Class A	30	0.24%	(2,024)
Northern Trust Corp.	87	0.22%	(2,834)
Citigroup, Inc.	78	0.11%	(2,962)
Sunstone Hotel Investors, Inc.	983	0.28%	(3,006)
Wells Fargo & Co.	176	0.17%	(3,414)
Travelers Companies, Inc.	117	0.39%	(4,359)

			Value and Unrealized Appreciation (Depreciation)
Kennedy-Wilson Holdings, Inc.	750	0.33%	$(6,828)
Summit Hotel Properties, Inc.	2,364	0.33%	(10,291)
Brixmor Property Group, Inc.	1,184	0.37%	(12,365)
Weingarten Realty Investors	1,030	0.49%	(14,684)
Total Financial			(69,131)
Energy
ConocoPhillips	183	0.19%	(4,030)
Phillips 66	112	0.20%	(4,885)
Kinder Morgan, Inc.	869	0.40%	(5,266)
Valero Energy Corp.	215	0.32%	(8,742)
Devon Energy Corp.	626	0.14%	(9,417)
HollyFrontier Corp.	363	0.30%	(9,442)
Delek US Holdings, Inc.	457	0.24%	(9,543)
CVR Energy, Inc.	386	0.21%	(11,330)
Chevron Corp.	290	0.70%	(14,447)
Exxon Mobil Corp.	699	0.88%	(26,586)
Total Energy			(103,688)
Basic Materials
International Paper Co.	262	0.27%	(3,399)
Domtar Corp.	288	0.21%	(3,932)
Total Basic Materials			(7,331)
Total MS Equity Long Custom Basket			(776,545)

MS EQUITY SHORT CUSTOM BASKET
Financial
Realty Income Corp.	1,244	(1.36)%	31,641
Cousins Properties, Inc.	2,183	(1.40)%	24,208
People’s United Financial, Inc.	4,891	(1.18)%	23,171
Essential Properties Realty Trust, Inc.	1,540	(0.44)%	20,645
WP Carey, Inc.	561	(0.71)%	18,695
Cadence BanCorp	1,598	(0.23)%	18,244
BOK Financial Corp.	472	(0.44)%	17,661
First Republic Bank	718	(1.29)%	14,445
Ameris Bancorp	718	(0.37)%	13,521
Old National Bancorp	3,229	(0.93)%	13,278
UDR, Inc.	1,239	(0.99)%	12,714
Western Alliance Bancorporation	436	(0.29)%	11,793
Atlantic Union Bankshares Corp.	743	(0.36)%	10,536
Global Net Lease, Inc.	1,439	(0.42)%	9,945
CareTrust REIT, Inc.	1,667	(0.54)%	9,125
Agree Realty Corp.	1,051	(1.42)%	8,482
Alexandria Real Estate Equities, Inc.	520	(1.56)%	8,379
Northwest Bancshares, Inc.	1,448	(0.37)%	7,734

22 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2020
LONG SHORT EQUITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
First Midwest Bancorp, Inc.	809	(0.23)%	$7,702
Americold Realty Trust	5,101	(3.80)%	6,575
Washington Real Estate Investment Trust	1,833	(0.96)%	6,443
Valley National Bancorp	2,413	(0.39)%	5,824
CenterState Bank Corp.	729	(0.27)%	5,025
Arthur J Gallagher & Co.	873	(1.56)%	4,365
CME Group, Inc. — Class A	128	(0.48)%	4,184
Glacier Bancorp, Inc.	746	(0.56)%	4,069
Medical Properties Trust, Inc.	975	(0.37)%	3,749
Healthcare Realty Trust, Inc.	819	(0.50)%	3,677
National Storage Affiliates Trust	842	(0.55)%	3,396
EastGroup Properties, Inc.	457	(1.05)%	3,333
Brown & Brown, Inc.	1,775	(1.41)%	2,885
Columbia Financial, Inc.	1,808	(0.57)%	2,043
American Tower Corp. — Class A	117	(0.56)%	625
Progressive Corp.	359	(0.58)%	(56)
Sun Communities, Inc.	535	(1.46)%	(2,850)
Crown Castle International Corp.	396	(1.25)%	(5,608)
QTS Realty Trust, Inc. — Class A	1,090	(1.38)%	(6,281)
Equinix, Inc.	71	(0.97)%	(12,531)
Rexford Industrial Realty, Inc.	2,531	(2.27)%	(12,814)
RLI Corp.	925	(1.78)%	(12,815)
Easterly Government Properties, Inc.	4,932	(2.66)%	(13,269)
Terreno Realty Corp.	1,836	(2.08)%	(18,052)
SBA Communications Corp.	344	(2.03)%	(20,056)
Total Financial			233,780
Technology
Autodesk, Inc.	222	(0.76)%	7,385
Twilio, Inc. — Class A	320	(0.63)%	6,156
Workday, Inc. — Class A	74	(0.21)%	5,577
Broadcom, Inc.	111	(0.58)%	5,576
HubSpot, Inc.	172	(0.50)%	3,619
Elastic N.V.	308	(0.38)%	3,042
CACI International, Inc. — Class A	210	(0.97)%	2,643
Leidos Holdings, Inc.	263	(0.53)%	2,521
Workiva, Inc.	515	(0.36)%	2,503
ServiceNow, Inc.	101	(0.63)%	2,152
Alteryx, Inc. — Class A	232	(0.48)%	2,135
salesforce.com, Inc.	392	(1.24)%	1,475
Fair Isaac Corp.	34	(0.23)%	1,452
MongoDB, Inc.	129	(0.39)%	1,420
EPAM Systems, Inc.	238	(0.97)%	1,237
Coupa Software, Inc.	123	(0.38)%	1,127
Paycom Software, Inc.	47	(0.21)%	754
Black Knight, Inc.	742	(0.94)%	730
Smartsheet, Inc. — Class A	478	(0.43)%	330
Veeva Systems, Inc. — Class A	75	(0.26)%	(110)
Tyler Technologies, Inc.	61	(0.40)%	(571)
ANSYS, Inc.	52	(0.26)%	(708)
Appfolio, Inc. — Class A	92	(0.22)%	(962)
Splunk, Inc.	225	(0.62)%	(2,032)
Monolithic Power Systems, Inc.	75	(0.27)%	(2,404)
Five9, Inc.	253	(0.42)%	(4,904)
RingCentral, Inc. — Class A	73	(0.34)%	(6,407)
Total Technology			33,736
Consumer, Non-cyclical
Equifax, Inc.	634	(1.66)%	18,035
Gartner, Inc.	189	(0.41)%	11,098
CoStar Group, Inc.	80	(1.03)%	3,492
Verisk Analytics, Inc. — Class A	264	(0.81)%	3,462
PayPal Holdings, Inc.	500	(1.05)%	3,134
ResMed, Inc.	73	(0.24)%	(929)
Rollins, Inc.	1,750	(1.38)%	(1,229)
MarketAxess Holdings, Inc.	73	(0.53)%	(1,509)
Avalara, Inc.	466	(0.76)%	(1,599)
Total Consumer, Non-cyclical			33,955
Utilities
Dominion Energy, Inc.	1,795	(2.84)%	11,618
Sempra Energy	117	(0.29)%	3,963
Eversource Energy	407	(0.70)%	3,725
WEC Energy Group, Inc.	502	(0.97)%	3,536
MGE Energy, Inc.	343	(0.49)%	3,433
American States Water Co.	639	(1.14)%	2,862
American Water Works Company, Inc.	547	(1.43)%	1,767
Alliant Energy Corp.	325	(0.34)%	1,582
California Water Service Group	884	(0.97)%	1,312
Atmos Energy Corp.	238	(0.52)%	935
NextEra Energy, Inc.	146	(0.77)%	(406)
Total Utilities			34,327
Industrial
TransDigm Group, Inc.	252	(1.79)%	30,827
Waste Management, Inc.	780	(1.58)%	18,563
HEICO Corp.	218	(0.36)%	11,992
Materion Corp.	480	(0.37)%	10,666
Tetra Tech, Inc.	585	(0.90)%	9,845
Roper Technologies, Inc.	108	(0.74)%	6,423

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 23

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2020
LONG SHORT EQUITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation
Casella Waste Systems, Inc. — Class A	1,010	(0.86)%	$6,355
Sonoco Products Co.	600	(0.61)%	5,600
Republic Services, Inc. — Class A	311	(0.51)%	4,962
Ball Corp.	942	(1.33)%	2,462
Exponent, Inc.	797	(1.25)%	125
Total Industrial			107,820
Basic Materials
Kaiser Aluminum Corp.	505	(0.77)%	17,698
PPG Industries, Inc.	421	(0.77)%	12,478
Compass Minerals International, Inc.	760	(0.64)%	12,108
Linde plc	305	(1.16)%	8,531
RPM International, Inc.	1,068	(1.39)%	7,645

			Value and Unrealized Appreciation (Depreciation)
Southern Copper Corp.	520	(0.32)%	$7,303
Sherwin-Williams Co.	83	(0.83)%	5,501
Newmont Corp.	1,983	(1.97)%	(2,402)
Balchem Corp.	833	(1.80)%	(5,349)
Total Basic Materials			63,513
Communications
8x8, Inc.	1,760	(0.53)%	11,414
Q2 Holdings, Inc.	488	(0.63)%	7,286
Proofpoint, Inc.	309	(0.69)%	4,914
Trade Desk, Inc. — Class A	38	(0.16)%	1,271
Okta, Inc.	180	(0.48)%	(249)
Total Communications			24,636
Consumer, Cyclical
Copart, Inc.	1,070	(1.60)%	28,436
Total MS Equity Short Custom Basket			560,203

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is pledged as equity custom basket swap collateral at March 31, 2020.
[2]	Rate indicated is the 7-day yield as of March 31, 2020.
GS — Goldman Sachs International
MS — Morgan Stanley Capital Services LLC
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$11,877,439	$—	$—	$11,877,439
Money Market Fund	1,855,620	—	—	1,855,620
Equity Custom Basket Swap Agreements**	—	1,178,278	—	1,178,278
Total Assets	$13,733,059	$1,178,278	$—	$14,911,337

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Custom Basket Swap Agreements**	$—	$1,541,258	$—	$1,541,258

**	This derivative is reported as unrealized appreciation/depreciation at period end.

24 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LONG SHORT EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2020

Assets:
Investments, at value (cost $16,100,543)	$13,733,059
Unrealized appreciation on OTC swap agreements	1,178,278
Receivables:
Swap settlement	1,350,128
Securities sold	51,335
Dividends	20,498
Fund shares sold	80
Total assets	16,333,378

Liabilities:
Unrealized depreciation on OTC swap agreements	1,541,258
Payable for:
Management fees	10,848
Transfer agent and administrative fees	3,839
Distribution and service fees	2,991
Portfolio accounting fees	1,206
Trustees’ fees*	328
Fund shares redeemed	25
Miscellaneous	21,636
Total liabilities	1,582,131
Commitments and contingent liabilities (Note 11)	—
Net assets	$14,751,247

Net assets consist of:
Paid in capital	$20,712,610
Total distributable earnings (loss)	(5,961,363)
Net assets	$14,751,247

A-Class:
Net assets	$7,020,539
Capital shares outstanding	497,202
Net asset value per share	$14.12
Maximum offering price per share (Net asset value divided by 95.25%)	$14.82

C-Class:
Net assets	$566,699
Capital shares outstanding	45,733
Net asset value per share	$12.39

P-Class:
Net assets	$5,369,752
Capital shares outstanding	379,072
Net asset value per share	$14.17

Institutional Class:
Net assets	$1,794,257
Capital shares outstanding	123,867
Net asset value per share	$14.49

STATEMENT OF OPERATIONS
Year Ended March 31, 2020

Investment Income:
Dividends	$467,635
Income from securities lending, net	819
Total investment income	468,454

Expenses:
Management fees	178,810
Distribution and service fees:
A-Class	21,870
C-Class	8,937
P-Class	20,522
Transfer agent and administrative fees	50,495
Portfolio accounting fees	19,867
Registration fees	19,078
Professional fees	9,810
Trustees’ fees*	4,990
Custodian fees	3,030
Miscellaneous	17,823
Total expenses	355,232
Net investment income	113,222

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	971,250
Swap agreements	129,462
Net realized gain	1,100,712
Net change in unrealized appreciation (depreciation) on:
Investments	(3,166,232)
Swap agreements	(295,398)
Net change in unrealized appreciation (depreciation)	(3,461,630)
Net realized and unrealized loss	(2,360,918)
Net decrease in net assets resulting from operations	$(2,247,696)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 25

LONG SHORT EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2020	Year Ended March 31, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment income	$113,222	$95,241
Net realized gain (loss) on investments	1,100,712	(3,806,811)
Net change in unrealized appreciation (depreciation) on investments	(3,461,630)	2,172,534
Net decrease in net assets resulting from operations	(2,247,696)	(1,539,036)

Distributions to shareholders:
A-Class	(68,033)	(186,614)
C-Class	—	(32,272)
P-Class	(66,392)	(181,349)
Institutional Class	(19,220)	(38,261)
Total distributions to shareholders	(153,645)	(438,496)

Capital share transactions:
Proceeds from sale of shares
A-Class	577,147	8,704,774
C-Class	7,950	28,175
P-Class	323,678	1,075,439
Institutional Class	835,323	841,185
Distributions reinvested
A-Class	67,459	183,572
C-Class	—	32,052
P-Class	61,922	171,465
Institutional Class	19,220	38,261
Cost of shares redeemed
A-Class	(2,659,455)	(2,055,064)
C-Class	(754,681)	(9,729,027)
P-Class	(3,414,692)	(3,739,420)
Institutional Class	(798,573)	(1,428,171)
Net decrease from capital share transactions	(5,734,702)	(5,876,759)
Net decrease in net assets	(8,136,043)	(7,854,291)

Net assets:
Beginning of year	22,887,290	30,741,581
End of year	$14,751,247	$22,887,290

Capital share activity:
Shares sold
A-Class	36,834	507,240
C-Class	575	1,935
P-Class	20,296	62,121
Institutional Class	51,644	48,459
Shares issued from reinvestment of distributions
A-Class	4,146	11,339
C-Class	—	2,252
P-Class	3,794	10,558
Institutional Class	1,152	2,308
Shares redeemed
A-Class	(169,933)	(122,808)
C-Class	(55,084)	(642,616)
P-Class	(217,505)	(222,239)
Institutional Class	(50,497)	(82,197)
Net decrease in shares	(374,578)	(423,648)

26 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LONG SHORT EQUITY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016
Per Share Data
Net asset value, beginning of period	$16.20	$17.41	$15.80	$15.26	$16.16
Income (loss) from investment operations:
Net investment income (loss)[a]	.09	.10	— [b]	(.09)	(.10)
Net gain (loss) on investments (realized and unrealized)	(2.04)	(1.02)	1.61	.63	(.80)
Total from investment operations	(1.95)	(.92)	1.61	.54	(.90)
Less distributions from:
Net investment income	(.13)	—	—	—	—
Net realized gains	—	(.29)	—	—	—
Total distributions	(.13)	(.29)	—	—	—
Net asset value, end of period	$14.12	$16.20	$17.41	$15.80	$15.26

Total Return[c]	(12.15%)	(5.31%)	10.19%	3.54%	(5.57%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,021	$10,143	$4,012	$4,615	$10,803
Ratios to average net assets:
Net investment income (loss)	0.58%	0.58%	0.01%	(0.59%)	(0.66%)
Total expenses [d,e]	1.78%	1.78%	1.77%	2.25%	2.53%
Portfolio turnover rate	119%	170%	328%	223%	224%

C-Class	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016
Per Share Data
Net asset value, beginning of period	$14.21	$15.43	$14.11	$13.72	$14.64
Income (loss) from investment operations:
Net investment income (loss)[a]	(.02)	(.07)	(.11)	(.18)	(.21)
Net gain (loss) on investments (realized and unrealized)	(1.80)	(.86)	1.43	.57	(.71)
Total from investment operations	(1.82)	(.93)	1.32	.39	(.92)
Less distributions from:
Net realized gains	—	(.29)	—	—	—
Total distributions	—	(.29)	—	—	—
Net asset value, end of period	$12.39	$14.21	$15.43	$14.11	$13.72

Total Return[c]	(12.81%)	(6.00%)	9.36%	2.77%	(6.28%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$567	$1,424	$11,394	$13,235	$16,760
Ratios to average net assets:
Net investment income (loss)	(0.18%)	(0.43%)	(0.74%)	(1.30%)	(1.45%)
Total expenses [d,e]	2.53%	2.50%	2.52%	2.98%	3.24%
Portfolio turnover rate	119%	170%	328%	223%	224%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 27

LONG SHORT EQUITY FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016
Per Share Data
Net asset value, beginning of period	$16.25	$17.47	$15.86	$15.31	$16.21
Income (loss) from investment operations:
Net investment income (loss)[a]	.09	.08	— [b]	(.09)	(.11)
Net gain (loss) on investments (realized and unrealized)	(2.04)	(1.01)	1.61	.64	(.79)
Total from investment operations	(1.95)	(.93)	1.61	.55	(.90)
Less distributions from:
Net investment income	(.13)	—	—	—	—
Net realized gains	—	(.29)	—	—	—
Total distributions	(.13)	(.29)	—	—	—
Net asset value, end of period	$14.17	$16.25	$17.47	$15.86	$15.31

Total Return	(12.17%)	(5.35%)	10.15%	3.53%	(5.55%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,370	$9,303	$12,614	$13,779	$23,477
Ratios to average net assets:
Net investment income (loss)	0.57%	0.47%	0.01%	(0.58%)	(0.67%)
Total expenses [d,e]	1.78%	1.77%	1.76%	2.24%	2.50%
Portfolio turnover rate	119%	170%	328%	223%	224%

28 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LONG SHORT EQUITY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016
Per Share Data
Net asset value, beginning of period	$16.60	$17.79	$16.11	$15.50	$16.38
Income (loss) from investment operations:
Net investment income (loss)[a]	.14	.12	.05	(.03)	(.05)
Net gain (loss) on investments (realized and unrealized)	(2.10)	(1.02)	1.63	.64	(.83)
Total from investment operations	(1.96)	(.90)	1.68	.61	(.88)
Less distributions from:
Net investment income	(.15)	—	—	—	—
Net realized gains	—	(.29)	—	—	—
Total distributions	(.15)	(.29)	—	—	—
Net asset value, end of period	$14.49	$16.60	$17.79	$16.11	$15.50

Total Return	(11.96%)	(5.08%)	10.43%	3.94%	(5.37%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,794	$2,018	$2,722	$1,990	$525
Ratios to average net assets:
Net investment income (loss)	0.85%	0.72%	0.31%	(0.20%)	(0.29%)
Total expenses [d,e]	1.53%	1.51%	1.50%	1.96%	2.27%
Portfolio turnover rate	119%	170%	328%	223%	224%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Net investment income is less than $0.01 per share.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Excluding interest and dividend expense related to short sales, the operating expense ratios for the years or periods presented was as follows:

	03/31/20	03/31/19	03/31/18	03/31/17	03/31/16
A-Class	1.78%	1.78%	1.68%	1.67%	1.66%
C-Class	2.53%	2.50%	2.44%	2.42%	2.41%
P-Class	1.78%	1.77%	1.69%	1.67%	1.66%
Institutional Class	1.53%	1.51%	1.43%	1.43%	1.41%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 29

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2020

EMERGING MARKETS 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the performance of the BNY Mellon Emerging Markets 50 ADR Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended March 31, 2020, Emerging Markets 2x Strategy Fund H-Class returned -37.27%, while the BNY Mellon Emerging Markets 50 ADR Index returned -16.81% over the same period.

For the period, Emerging Markets 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of 200% of the daily price movement of the BNY Mellon Emerging Markets 50 ADR Index.

The sectors that contributed the most to the performance of the underlying index over the past year were Consumer Discretionary, Information Technology, and Industrials. The sectors that detracted the most were Financials, Energy, and Communication Services.

The stocks that contributed the most to the return of the underlying index over the past year were Taiwan Semiconductor Manufacturing Co., Alibaba Group Holding Ltd. ADR, and JD.com, Inc. ADR Class A. The stocks that detracted the most were Itau Unibanco Holding S.A. Preferred ADR, Sasol Ltd. ADR, and HDFC Bank Ltd. ADR.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the most efficient manner possible and to provide leverage, not for hedging purposes. The results of derivatives use during the period were within our expectations and were factors in the Fund’s negative performance.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	October 29, 2010
C-Class	October 29, 2010
H-Class	October 29, 2010

30 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2020

COUNTRY DIVERSIFICATION

Country	% of Long-Term Investments
China	32.6%
Taiwan, Province of China	21.2%
Cayman Islands	13.4%
Brazil	10.4%
India	10.4%
Republic of Korea	4.5%
Mexico	3.2%
Other	4.3%
Total Long-Term Investments	100.0%

Cumulative Fund Performance*

Ten Largest Holdings (% of Total Net Assets)
Alibaba Group Holding Ltd. ADR	5.3%
Taiwan Semiconductor Manufacturing Company Ltd. ADR	4.9%
HDFC Bank Ltd. ADR	1.4%
China Mobile Ltd. ADR	1.1%
JD.com, Inc. ADR	1.0%
Infosys Ltd. ADR	0.8%
Baidu, Inc. ADR	0.8%
Vale S.A. ADR	0.7%
NetEase, Inc. ADR	0.6%
Itau Unibanco Holding S.A. ADR	0.6%
Top Ten Total	17.2%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*

Periods Ended March 31, 2020

	1 Year	5 Year	Since Inception (10/29/10)
A-Class Shares	(37.27%)	(5.65%)	(9.50%)
A-Class Shares with sales charge‡	(40.25%)	(6.57%)	(9.97%)
C-Class Shares	(37.73%)	(6.37%)	(10.05%)
C-Class Shares with CDSC§	(38.35%)	(6.37%)	(10.05%)
H-Class Shares	(37.27%)	(5.68%)	(9.50%)
BNY Mellon Emerging Markets 50 ADR Index	(16.81%)	1.27%	(1.00%)
S&P 500 Index	(6.98%)	6.73%	10.94%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The BNY Mellon Emerging Markets 50 ADR Index and S&P 500 Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structure.

‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 31

SCHEDULE OF INVESTMENTS	March 31, 2020
EMERGING MARKETS 2x STRATEGY FUND

	Shares	Value
COMMON STOCKS† - 25.4%

Communications - 10.6%
Alibaba Group Holding Ltd. ADR*	610	$118,633
China Mobile Ltd. ADR	684	25,766
JD.com, Inc. ADR*	540	21,870
Baidu, Inc. ADR*	170	17,134
America Movil SAB de CV — Class L ADR	721	8,493
Chunghwa Telecom Company Ltd. ADR	235	8,359
Pinduoduo, Inc. ADR*	223	8,034
Trip.com Group Ltd. ADR*	253	5,933
Telekomunikasi Indonesia Persero Tbk PT ADR	294	5,660
SK Telecom Company Ltd. ADR	184	2,994
iQIYI, Inc. ADR*	166	2,955
58.com, Inc. ADR*	57	2,777
China Telecom Corporation Ltd. ADR	86	2,625
Telefonica Brasil S.A. ADR	256	2,440
Momo, Inc. ADR	97	2,104
Grupo Televisa SAB ADR	313	1,815
Total Communications		237,592

Technology - 6.8%
Taiwan Semiconductor Manufacturing Company Ltd. ADR	2,329	111,303
2252586 Infosys Ltd. ADR	2,310	18,965
NetEase, Inc. ADR	43	13,801
ASE Technology Holding Company Ltd. ADR	949	3,549
United Microelectronics Corp. ADR	1,261	2,737
Wipro Ltd. ADR	848	2,629
Total Technology		152,984

Financial - 3.4%
HDFC Bank Ltd. ADR	825	31,730
Banco Bradesco S.A. ADR	2,491	10,114
China Life Insurance Company Ltd. ADR	920	8,979
ICICI Bank Ltd. ADR	972	8,262
Shinhan Financial Group* Company Ltd. ADR	291	6,783
KB Financial Group, Inc. ADR*	243	6,607
Woori Financial Group, Inc. ADR*	103	1,934
Bancolombia S.A. ADR	70	1,747
Total Financial		76,156

Consumer, Non-cyclical - 1.6%
TAL Education Group ADR*	238	12,676
New Oriental Education & Technology Group, Inc. ADR*	73	7,902
Fomento Economico Mexicano SAB de CV ADR	115	6,959
Ambev S.A. ADR	2,722	6,260
BeiGene Ltd. ADR*	16	1,970
BRF S.A. ADR*	447	1,296
Total Consumer, Non-cyclical		37,063

Energy - 1.2%
CNOOC Ltd. ADR	99	10,243
China Petroleum & Chemical Corp. ADR	158	7,695
PetroChina Company Ltd. ADR	130	4,680
Petroleo Brasileiro S.A. ADR	828	4,554
Total Energy		27,172

Basic Materials - 1.2%
Vale S.A. ADR	1,960	16,248
POSCO ADR	175	5,714
AngloGold Ashanti Ltd. ADR	255	4,241
Sasol Ltd. ADR*	354	711
Total Basic Materials		26,914

Industrial - 0.4%
ZTO Express Cayman, Inc. ADR*	267	7,070
Cemex SAB de CV ADR	936	1,985
Total Industrial		9,055

Utilities - 0.2%
Enel Americas S.A. ADR	452	2,739
Korea Electric Power Corp. ADR*	317	2,393
Total Utilities		5,132

Total Common Stocks
(Cost $533,215)		572,068

PREFERRED STOCKS† - 0.9%
Financial - 0.6%
Itau Unibanco Holding S.A. ADR	2,995	13,447

Energy - 0.3%
Petroleo Brasileiro S.A. ADR	1,385	7,465
Total Preferred Stocks
(Cost $30,618)		20,912

	Face Amount
U.S. TREASURY BILLS†† - 0.2%
U.S. Treasury Bills
0.50% due 04/30/20[1,2]	$4,000	4,000
Total U.S. Treasury Bills
(Cost $3,998)		4,000

32 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2020
EMERGING MARKETS 2x STRATEGY FUND

	Face Amount	Value
REPURCHASE AGREEMENTS††,3 - 49.1%
J.P. Morgan Securities LLC issued 03/31/20 at 0.01% due 04/01/20[4]	$799,097	$799,097
BofA Securities, Inc. issued 03/31/20 at 0.00% due 04/01/20[4]	307,345	307,345
Total Repurchase Agreements
(Cost $1,106,442)		1,106,442

Total Investments - 75.6%
(Cost $1,674,273)		$1,703,422
Other Assets & Liabilities, net - 24.4%		549,164
Total Net Assets - 100.0%		$2,252,586

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Equity Futures Contracts Purchased†
MSCI Emerging Markets Index Futures Contracts	2	Jun 2020	$84,470	$107

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Depreciation
OTC Equity Index Swap Agreements††
BNP Paribas	BNY Mellon Emerging Markets 50 ADR Index	1.59% (1 Month USD LIBOR + 0.60%)	At Maturity	04/29/20	700	$1,500,941	$(49,108)
Goldman Sachs International	BNY Mellon Emerging Markets 50 ADR Index	1.14% (1 Week USD LIBOR + 0.55%)	At Maturity	04/28/20	1,100	2,359,055	(53,337)
						$3,859,996	$(102,445)

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is pledged as futures collateral at March 31, 2020.
[2]	Rate indicated is the effective yield at the time of purchase.
[3]	Repurchase Agreements — See Note 6.
[4]	All or a portion of this security is pledged as equity index swap collateral at March 31, 2020.
ADR — American Depositary Receipt
LIBOR — London Interbank Offered Rate

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 33

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2020
EMERGING MARKETS 2x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$572,068	$—	$—	$572,068
Preferred Stocks	20,912	—	—	20,912
U.S. Treasury Bills	—	4,000	—	4,000
Repurchase Agreements	—	1,106,442	—	1,106,442
Equity Futures Contracts**	107	—	—	107
Total Assets	$593,087	$1,110,442	$—	$1,703,529

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Index Swap Agreements**	$—	$102,445	$—	$102,445

**	This derivative is reported as unrealized appreciation/depreciation at period end.

34 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

EMERGING MARKETS 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2020

Assets:
Investments, at value (cost $567,831)	$596,980
Repurchase agreements, at value (cost $1,106,442)	1,106,442
Cash	458,828
Segregated cash with broker	7,020
Receivables:
Fund shares sold	298,425
Dividends	8,558
Foreign tax reclaims	4
Total assets	2,476,257

Liabilities:
Unrealized depreciation on OTC swap agreements	102,445
Payable for:
Fund shares redeemed	66,562
Swap settlement	42,032
Management fees	2,057
Variation margin on futures contracts	1,111
Transfer agent and administrative fees	853
Distribution and service fees	680
Portfolio accounting fees	343
Trustees’ fees*	66
Miscellaneous	7,522
Total liabilities	223,671
Commitments and contingent liabilities (Note 11)	—
Net assets	$2,252,586

Net assets consist of:
Paid in capital	$17,186,052
Total distributable earnings (loss)	(14,933,466)
Net assets	$2,252,586

A-Class:
Net assets	$627,603
Capital shares outstanding	14,170
Net asset value per share	$44.29
Maximum offering price per share (Net asset value divided by 95.25%)	$46.50

C-Class:
Net assets	$161,310
Capital shares outstanding	3,860
Net asset value per share	$41.79

H-Class:
Net assets	$1,463,673
Capital shares outstanding	33,045
Net asset value per share	$44.29

STATEMENT OF OPERATIONS
Year Ended March 31, 2020

Investment Income:
Dividends (net of foreign withholding tax of $1,857)	$94,077
Interest	49,622
Income from securities lending, net	19
Total investment income	143,718

Expenses:
Management fees	69,453
Distribution and service fees:
A-Class	3,071
C-Class	3,004
H-Class	15,476
Transfer agent and administrative fees	19,576
Portfolio accounting fees	11,578
Registration fees	8,061
Professional fees	3,981
Licensing fees	3,096
Trustees’ fees*	2,129
Custodian fees	1,242
Line of credit fees	59
Miscellaneous	5,395
Total expenses	146,121
Net investment loss	(2,403)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(312,540)
Swap agreements	(3,483,044)
Futures contracts	(31,458)
Net realized loss	(3,827,042)
Net change in unrealized appreciation (depreciation) on:
Investments	(825,775)
Swap agreements	(285,063)
Futures contracts	(78)
Net change in unrealized appreciation (depreciation)	(1,110,916)
Net realized and unrealized loss	(4,937,958)
Net decrease in net assets resulting from operations	$(4,940,361)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 35

EMERGING MARKETS 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2020	Year Ended March 31, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$(2,403)	$72,708
Net realized loss on investments	(3,827,042)	(4,080,724)
Net change in unrealized appreciation (depreciation) on investments	(1,110,916)	(811,319)
Net decrease in net assets resulting from operations	(4,940,361)	(4,819,335)

Distributions to shareholders:
A-Class	(7,524)	—
C-Class	(1,845)	—
H-Class	(35,229)	—
Total distributions to shareholders	(44,598)	—

Capital share transactions:
Proceeds from sale of shares
A-Class	903,892	3,128,163
C-Class	1,815,669	1,588,188
H-Class	214,239,492	340,236,253
Distributions reinvested
A-Class	7,503	—
C-Class	1,805	—
H-Class	34,340	—
Cost of shares redeemed
A-Class	(2,144,611)	(3,658,363)
C-Class	(1,980,620)	(1,600,378)
H-Class	(214,946,228)	(356,547,878)
Net decrease from capital share transactions	(2,068,758)	(16,854,015)
Net decrease in net assets	(7,053,717)	(21,673,350)

Net assets:
Beginning of year	9,306,303	30,979,653
End of year	$2,252,586	$9,306,303

Capital share activity:
Shares sold
A-Class	14,019	44,229
C-Class	27,838	25,248
H-Class	3,178,461	4,741,011
Shares issued from reinvestment of distributions
A-Class	93	—
C-Class	24	—
H-Class	426	—
Shares redeemed
A-Class	(31,579)	(49,144)
C-Class	(30,269)	(25,234)
H-Class	(3,239,286)	(4,960,263)
Net decrease in shares	(80,273)	(224,153)

36 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

EMERGING MARKETS 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016
Per Share Data
Net asset value, beginning of period	$71.02	$87.20	$60.99	$44.79	$60.50
Income (loss) from investment operations:
Net investment income (loss)[a]	.17	.40	(.24)	(.48)	(.23)
Net gain (loss) on investments (realized and unrealized)	(26.42)	(16.58)	26.45	16.68	(14.83)
Total from investment operations	(26.25)	(16.18)	26.21	16.20	(15.06)
Less distributions from:
Net investment income	(.48)	—	—	—	(.65)
Total distributions	(.48)	—	—	—	(.65)
Net asset value, end of period	$44.29	$71.02	$87.20	$60.99	$44.79

Total Return[b]	(37.27%)	(18.56%)	42.97%	36.17%	(24.84%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$628	$2,247	$3,187	$628	$3,988
Ratios to average net assets:
Net investment income (loss)	0.25%	0.54%	(0.30%)	(0.96%)	(0.48%)
Total expenses	1.86%	1.84%	1.76%	1.76%	1.75%
Portfolio turnover rate	974%	1,978%	1,006%	2,568%	2,874%

C-Class	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016
Per Share Data
Net asset value, beginning of period	$67.53	$83.55	$58.90	$43.56	$59.37
Income (loss) from investment operations:
Net investment income (loss)[a]	(.28)	(.22)	(.61)	(.79)	(.74)
Net gain (loss) on investments (realized and unrealized)	(24.98)	(15.80)	25.26	16.13	(14.42)
Total from investment operations	(25.26)	(16.02)	24.65	15.34	(15.16)
Less distributions from:
Net investment income	(.48)	—	—	—	(.65)
Total distributions	(.48)	—	—	—	(.65)
Net asset value, end of period	$41.79	$67.53	$83.55	$58.90	$43.56

Total Return[b]	(37.73%)	(19.17%)	41.87%	35.19%	(25.48%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$161	$423	$522	$361	$271
Ratios to average net assets:
Net investment income (loss)	(0.44%)	(0.33%)	(0.82%)	(1.55%)	(1.49%)
Total expenses	2.60%	2.59%	2.56%	2.50%	2.46%
Portfolio turnover rate	974%	1,978%	1,006%	2,568%	2,874%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 37

EMERGING MARKETS 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016
Per Share Data
Net asset value, beginning of period	$71.02	$87.21	$61.01	$44.84	$60.61
Income (loss) from investment operations:
Net investment income (loss)[a]	(.05)	.50	(.25)	(.42)	(.41)
Net gain (loss) on investments (realized and unrealized)	(26.20)	(16.69)	26.45	16.59	(14.71)
Total from investment operations	(26.25)	(16.19)	26.20	16.17	(15.12)
Less distributions from:
Net investment income	(.48)	—	—	—	(.65)
Total distributions	(.48)	—	—	—	(.65)
Net asset value, end of period	$44.29	$71.02	$87.21	$61.01	$44.84

Total Return	(37.27%)	(18.56%)	42.95%	36.04%	(24.88%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,464	$6,636	$27,270	$6,698	$13,238
Ratios to average net assets:
Net investment income (loss)	(0.07%)	0.71%	(0.32%)	(0.82%)	(0.76%)
Total expenses	1.87%	1.85%	1.77%	1.76%	1.74%
Portfolio turnover rate	974%	1,978%	1,006%	2,568%	2,874%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.

38 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2020

INVERSE EMERGING MARKETS 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the inverse (opposite) of the performance of the BNY Mellon Emerging Markets 50 ADR Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended March 31, 2020, Inverse Emerging Markets 2x Strategy Fund H-Class returned 16.40%, while the BNY Mellon Emerging Markets 50 ADR Index returned -16.81% over the same period.

For the period, Inverse Emerging Markets 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of -200% of the daily price movement of the BNY Mellon Emerging Markets 50 ADR Index.

The sectors that contributed the most to the performance of the underlying index over the past year were Consumer Discretionary, Information Technology, and Industrials. The sectors that detracted the most were Financials, Energy, and Communication Services.

The stocks that contributed the most to the return of the underlying index over the past year were Taiwan Semiconductor Manufacturing Co., Alibaba Group Holding Ltd. ADR, and JD.com, Inc. ADR Class A. The stocks that detracted the most were Itau Unibanco Holding S.A. Preferred ADR, Sasol Ltd. ADR, and HDFC Bank Ltd. ADR.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the most efficient manner possible and to provide leverage, not for hedging purposes. The results of derivatives use during the period were within our expectations and were a factor in the Fund’s positive performance.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	October 29, 2010
C-Class	October 29, 2010
H-Class	October 29, 2010

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

THE RYDEX FUNDS ANNUAL REPORT | 39

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2020

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2020

	1 Year	5 Year	Since Inception (10/29/10)
A-Class Shares	16.30%	(14.17%)	(11.56%)
A-Class Shares with sales charge‡	10.78%	(15.00%)	(12.01%)
C-Class Shares	16.96%	(14.60%)	(11.53%)
C-Class Shares with CDSC§	15.96%	(14.60%)	(11.53%)
H-Class Shares	16.40%	(14.20%)	(11.62%)
BNY Mellon Emerging Markets 50 ADR Index	(16.81%)	1.27%	(1.00%)
S&P 500 Index	(6.98%)	6.73%	10.94%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The BNY Mellon Emerging Markets 50 ADR Index and the S&P 500 Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structure.

‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

40 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2020
INVERSE EMERGING MARKETS 2x STRATEGY FUND

	Face Amount	Value
REPURCHASE AGREEMENTS††,1 - 74.7%
J.P. Morgan Securities LLC issued 03/31/20 at 0.01% due 04/01/20[2]	$484,772	$484,772
BofA Securities, Inc. issued 03/31/20 at 0.00% due 04/01/20[2]	186,451	186,451
Total Repurchase Agreements
(Cost $671,223)		671,223

Total Investments - 74.7%
(Cost $671,223)		$671,223
Other Assets & Liabilities, net - 25.3%		227,307
Total Net Assets - 100.0%		$898,530

Total Return Swap Agreements
Counterparty	Index	Financing Rate (Receive)	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation (Depreciation)
OTC Equity Index Swap Agreements Sold Short††
BNP Paribas	BNY Mellon Emerging Markets 50 ADR Index	(0.69)% (1 Month USD LIBOR - 0.30%)	At Maturity	04/29/20	124	$264,974	$8,669
Goldman Sachs International	BNY Mellon Emerging Markets 50 ADR Index	(0.14)% (1 Week USD LIBOR - 0.45%)	At Maturity	04/28/20	714	1,530,626	(6,913)
						$1,795,600	$1,756

††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreements — See Note 6.
[2]	All or a portion of this security is pledged as equity index swap collateral at March 31, 2020.
ADR — American Depositary Receipt
LIBOR — London Interbank Offered Rate

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 41

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2020
INVERSE EMERGING MARKETS 2x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Repurchase Agreements	$—	$671,223	$—	$671,223
Equity Index Swap Agreements**	—	8,669	—	8,669
Total Assets	$—	$679,892	$—	$679,892

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Index Swap Agreements**	$—	$6,913	$—	$6,913

**	This derivative is reported as unrealized appreciation/depreciation at period end.

42 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE EMERGING MARKETS 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2020

Assets:
Repurchase agreements, at value (cost $671,223)	$671,223
Cash	377,785
Unrealized appreciation on OTC swap agreements	8,669
Receivables:
Fund shares sold	163,227
Swap settlement	63,074
Total assets	1,283,978

Liabilities:
Unrealized depreciation on OTC swap agreements	6,913
Payable for:
Fund shares redeemed	375,817
Management fees	651
Transfer agent and administrative fees	212
Distribution and service fees	190
Portfolio accounting fees	109
Trustees’ fees*	19
Miscellaneous	1,537
Total liabilities	385,448
Commitments and contingent liabilities (Note 11)	—
Net assets	$898,530

Net assets consist of:
Paid in capital	$19,250,116
Total distributable earnings (loss)	(18,351,586)
Net assets	$898,530

A-Class:
Net assets	$146,535
Capital shares outstanding	3,137
Net asset value per share	$46.71
Maximum offering price per share (Net asset value divided by 95.25%)	$49.04

C-Class:
Net assets	$102,826
Capital shares outstanding	2,196
Net asset value per share	$46.82

H-Class:
Net assets	$649,169
Capital shares outstanding	13,995
Net asset value per share	$46.39

STATEMENT OF OPERATIONS
Year Ended March 31, 2020

Investment Income:
Interest	$14,032
Total investment income	14,032

Expenses:
Management fees	6,231
Distribution and service fees:
A-Class	76
C-Class	87
H-Class	1,638
Transfer agent and administrative fees	1,763
Portfolio accounting fees	1,041
Registration fees	886
Trustees’ fees*	441
Professional fees	355
Custodian fees	118
Miscellaneous	361
Total expenses	12,997
Net investment income	1,035

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Swap agreements	163,330
Futures contracts	11,162
Net realized gain	174,492
Net change in unrealized appreciation (depreciation) on:
Swap agreements	42,848
Net change in unrealized appreciation (depreciation)	42,848
Net realized and unrealized gain	217,340
Net increase in net assets resulting from operations	$218,375

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 43

INVERSE EMERGING MARKETS 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2020	Year Ended March 31, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment income	$1,035	$8,795
Net realized gain (loss) on investments	174,492	(840,947)
Net change in unrealized appreciation (depreciation) on investments	42,848	(19,504)
Net increase (decrease) in net assets resulting from operations	218,375	(851,656)

Distributions to shareholders:
A-Class	(74)	—
C-Class	(291)	—
H-Class	(4,157)	—
Total distributions to shareholders	(4,522)	—

Capital share transactions:
Proceeds from sale of shares
A-Class	948,187	1,199,460
C-Class	1,863,277	729,537
H-Class	52,112,944	138,431,280
Distributions reinvested
A-Class	55	—
C-Class	27	—
H-Class	3,705	—
Cost of shares redeemed
A-Class	(813,060)	(1,206,928)
C-Class	(1,767,237)	(739,662)
H-Class	(53,439,146)	(136,590,922)
Net increase (decrease) from capital share transactions	(1,091,248)	1,822,765
Net increase (decrease) in net assets	(877,395)	971,109

Net assets:
Beginning of year	1,775,925	804,816
End of year	$898,530	$1,775,925

Capital share activity:
Shares sold
A-Class	22,942	25,169
C-Class	51,267	16,881
H-Class	1,307,127	3,075,813
Shares issued from reinvestment of distributions
A-Class	2	—
C-Class	1	—
H-Class	115	—
Shares redeemed
A-Class	(20,207)	(25,868)
C-Class	(49,157)	(17,267)
H-Class	(1,336,862)	(3,051,369)
Net increase (decrease) in shares	(24,772)	23,359

44 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE EMERGING MARKETS 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017[c]	Year Ended March 31, 2016[c]
Per Share Data
Net asset value, beginning of period	$40.57	$39.08	$63.42	$101.83	$101.26
Income (loss) from investment operations:
Net investment income (loss)[a]	(.16)	.23	(.28)	(1.42)	(1.92)
Net gain (loss) on investments (realized and unrealized)	6.64	1.26 [d]	(24.06)	(36.99)	2.49
Total from investment operations	6.48	1.49	(24.34)	(38.41)	.57
Less distributions from:
Net investment income	(.34)	—	—	—	—
Total distributions	(.34)	—	—	—	—
Net asset value, end of period	$46.71	$40.57	$39.08	$63.42	$101.83

Total Return[b]	16.30%	3.81%	(38.35%)	(37.72%)	0.53%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$147	$16	$43	$42	$448
Ratios to average net assets:
Net investment income (loss)	(0.37%)	0.51%	(0.64%)	(1.50%)	(1.59%)
Total expenses	1.89%	1.88%	1.76%	1.75%	1.75%
Portfolio turnover rate	—	—	—	—	—

C-Class	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017[c]	Year Ended March 31, 2016[c]
Per Share Data
Net asset value, beginning of period	$40.45	$39.34	$64.21	$103.83	$104.23
Income (loss) from investment operations:
Net investment income (loss)[a]	(.31)	(.29)	(.74)	(1.88)	(2.82)
Net gain (loss) on investments (realized and unrealized)	7.03	1.40 [d]	(24.13)	(37.74)	2.42
Total from investment operations	6.72	1.11	(24.87)	(39.62)	(.40)
Less distributions from:
Net investment income	(.34)	—	—	—	—
Total distributions	(.34)	—	—	—	—
Net asset value, end of period	$46.82	$40.45	$39.34	$64.21	$103.83

Total Return[b]	16.96%	2.82%	(38.77%)	(38.17%)	(0.29%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$103	$3	$19	$56	$371
Ratios to average net assets:
Net investment income (loss)	(1.09%)	(0.63%)	(1.46%)	(2.20%)	(2.44%)
Total expenses	2.79%	2.53%	2.49%	2.48%	2.50%
Portfolio turnover rate	—	—	—	—	—

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 45

INVERSE EMERGING MARKETS 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017[c]	Year Ended March 31, 2016[c]
Per Share Data
Net asset value, beginning of period	$40.27	$38.77	$63.00	$101.28	$100.80
Income (loss) from investment operations:
Net investment income (loss)[a]	.07	.19	(.30)	(1.23)	(2.04)
Net gain (loss) on investments (realized and unrealized)	6.39	1.31 [d]	(23.93)	(37.05)	2.52
Total from investment operations	6.46	1.50	(24.23)	(38.28)	.48
Less distributions from:
Net investment income	(.34)	—	—	—	—
Total distributions	(.34)	—	—	—	—
Net asset value, end of period	$46.39	$40.27	$38.77	$63.00	$101.28

Total Return	16.40%	3.87%	(38.46%)	(37.80%)	0.48%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$649	$1,756	$743	$890	$26,336
Ratios to average net assets:
Net investment income (loss)	0.19%	0.42%	(0.68%)	(1.46%)	(1.65%)
Total expenses	1.87%	1.87%	1.77%	1.76%	1.74%
Portfolio turnover rate	—	—	—	—	—

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Reverse share split — Per share amounts for the years presented through March 31, 2017 have been restated to reflect a 1:6 reverse share split effective October 31, 2016.
[d]

The amount shown for a share outstanding throughout the period does not accord with the aggregate net losses on investments for the period because of the sales and repurchases of Fund shares in relation to fluctuating market value of the investments of the fund.

46 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2020

EMERGING MARKETS BOND STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of the emerging markets bond market as defined by the Adviser.

The Emerging Markets Bond Fund H-Class returned -7.45% for the one-year period ended March 31, 2020. By comparison, the ICE Bank of America Merrill Lynch U.S. Dollar Emerging Markets Sovereign Plus Index returned -7.62% over the same period.

For most of 2019 and the beginning of 2020, emerging market countries experienced decreasing credit spreads, leading to positive performance for the Fund. Starting in early 2020, the coronavirus global pandemic caused countries around the world to shut down economies and issue stay-at-home orders, which disrupted global consumption and global production and increased credit spreads. In addition, increased political instability led to the expansion of credit spreads for some emerging market countries such as Argentina and Lebanon.

Most emerging market countries experienced an increase in credit spreads, with Argentina, South Africa, and Turkey experiencing some of the largest increases in credit spreads. During this period, United Arab Emirates (Abu Dhabi), Panama, and Ukraine were added to the Emerging Market credit default swap. Lebanon was both added and subsequently removed from the credit default swap.

Derivatives in the Fund were used to help provide efficient exposure to the emerging markets bond market and to provide leverage, not for hedging purposes. The results of derivatives use during the period were within our expectations and were a factor in the Fund’s negative performance.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	October 8, 2013
C-Class	October 8, 2013
H-Class	October 8, 2013

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

THE RYDEX FUNDS ANNUAL REPORT | 47

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2020

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2020

	1 Year	5 Year	Since Inception (10/08/13)
A-Class Shares	(7.41%)	1.22%	0.20%
A-Class Shares with sales charge‡	(11.81%)	0.23%	(0.55%)
C-Class Shares	(8.13%)	0.39%	(0.63%)
C-Class Shares with CDSC§	(8.97%)	0.39%	(0.63%)
H-Class Shares	(7.45%)	1.20%	0.13%
ICE BofA Merrill Lynch U.S. Dollar Emerging Markets Sovereign Plus Index	(7.62%)	2.18%	3.17%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The ICE BofA Merrill Lynch U.S. Dollar Emerging Markets Sovereign Plus Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class shares and H-Lass shares only; performance for C-Class shares will vary due to differences in fee structure.

‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

48 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2020
EMERGING MARKETS BOND STRATEGY FUND

	Face Amount	Value
U.S. TREASURY BILLS†† - 1.0%
U.S. Treasury Bills
0.50% due 04/30/20[1,2]	$15,000	$14,999
Total U.S. Treasury Bills
(Cost $14,994)		14,999

REPURCHASE AGREEMENTS††,3 - 50.5%
J.P. Morgan Securities LLC issued 03/31/20 at 0.01% due 04/01/20[4]	537,646	537,646
BofA Securities, Inc. issued 03/31/20 at 0.00% due 04/01/20[4]	206,787	206,787
Total Repurchase Agreements
(Cost $744,433)		744,433

Total Investments - 51.5%
(Cost $759,427)		$759,432
Other Assets & Liabilities, net - 48.5%		714,250
Total Net Assets - 100.0%		$1,473,682

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Interest Rate Futures Contracts Purchased†
U.S. Treasury 5 Year Note Futures Contracts	3	Jun 2020	$376,265	$5,715
U.S. Treasury 10 Year Note Futures Contracts	2	Jun 2020	277,719	1,543
			$653,984	$7,258

Centrally Cleared Credit Default Swap Agreements Protection Sold††
Counterparty	Exchange	Index	Protection Premium Rate	Payment Frequency	Maturity Date	Notional Amount	Value	Upfront Premiums Received	Unrealized Depreciation**
Barclays Bank plc	ICE	CDX.EM.33 Index	1.00%	Quarterly	06/20/25	$1,200,000	$(140,400)	$(123,112)	$(17,288)

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation (Depreciation)
OTC Credit Index Swap Agreements††
Goldman Sachs International	Invesco Emerging Markets Sovereign Debt ETF Swap	1.23% (1 Week USD LIBOR + 0.55%)	At Maturity	04/29/20	13,262	$317,094	$2,780
Goldman Sachs International	iShares J.P. Morgan USD Emerging Markets Bond ETF Swap	1.13% (1 Week USD LIBOR + 0.45%)	At Maturity	04/29/20	3,948	381,693	(3,896)
						$698,787	$(1,116)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 49

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2020
EMERGING MARKETS BOND STRATEGY FUND

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is pledged as futures collateral at March 31, 2020.
[2]	Rate indicated is the effective yield at the time of purchase.
[3]	Repurchase Agreements — See Note 6.
[4]	All or a portion of this security is pledged as credit index swap collateral at March 31, 2020.
CDX.EM.33 — Credit Default Swap Emerging Markets Series 33 Index
ICE — Intercontinental Exchange
LIBOR — London Interbank Offered Rate
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
U.S. Treasury Bills	$—	$14,999	$—	$14,999
Repurchase Agreements	—	744,433	—	744,433
Interest Rate Futures Contracts**	7,258	—	—	7,258
Credit Index Swap Agreements**	—	2,780	—	2,780
Total Assets	$7,258	$762,212	$—	$769,470

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Credit Default Swap Agreements**	$—	$17,288	$—	$17,288
Credit Index Swap Agreements**	—	3,896	—	3,896
Total Liabilities	$—	$21,184	$—	$21,184

**	This derivative is reported as unrealized appreciation/depreciation at period end.

50 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

EMERGING MARKETS BOND STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2020

Assets:
Investments, at value (cost $14,994)	$14,999
Repurchase agreements, at value (cost $744,433)	744,433
Cash	517,509
Segregated cash with broker	336,140
Unrealized appreciation on OTC swap agreements	2,780
Receivables:
Variation margin on credit default swap agreements	1,514
Protection fees on credit default swaps	433
Variation margin on futures contracts	121
Total assets	1,617,929

Liabilities:
Unamortized upfront premiums received on credit default swap agreements	123,112
Unrealized depreciation on OTC swap agreements	3,896
Payable for:
Swap settlement	11,785
Management fees	1,145
Transfer agent and administrative fees	555
Distribution and service fees	421
Portfolio accounting fees	229
Trustees’ fees*	46
Fund shares redeemed	15
Miscellaneous	3,043
Total liabilities	144,247
Commitments and contingent liabilities (Note 11)	—
Net assets	$1,473,682

Net assets consist of:
Paid in capital	$1,850,752
Total distributable earnings (loss)	(377,070)
Net assets	$1,473,682

A-Class:
Net assets	$1,104,730
Capital shares outstanding	17,281
Net asset value per share	$63.93
Maximum offering price per share (Net asset value divided by 95.25%)	$67.12

C-Class:
Net assets	$62,235
Capital shares outstanding	1,040
Net asset value per share	$59.82

H-Class:
Net assets	$306,717
Capital shares outstanding	4,830
Net asset value per share	$63.50

STATEMENT OF OPERATIONS
Year Ended March 31, 2020

Investment Income:
Interest	$133,548
Total investment income	133,548

Expenses:
Management fees	53,729
Distribution and service fees:
A-Class	526
C-Class	1,002
H-Class	17,138
Transfer agent and administrative fees	18,085
Portfolio accounting fees	10,748
Registration fees	6,948
Professional fees	4,897
Trustees’ fees*	2,039
Custodian fees	1,043
Miscellaneous	4,470
Total expenses	120,625
Net investment income	12,923

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(182)
Swap agreements	(325,637)
Futures contracts	291,685
Net realized loss	(34,134)
Net change in unrealized appreciation (depreciation) on:
Investments	5
Swap agreements	22,950
Futures contracts	(70,901)
Net change in unrealized appreciation (depreciation)	(47,946)
Net realized and unrealized loss	(82,080)
Net decrease in net assets resulting from operations	$(69,157)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 51

EMERGING MARKETS BOND STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2020	Year Ended March 31, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment income	$12,923	$6,411
Net realized gain (loss) on investments	(34,134)	278,777
Net change in unrealized appreciation (depreciation) on investments	(47,946)	28,326
Net increase (decrease) in net assets resulting from operations	(69,157)	313,514

Distributions to shareholders:
A-Class	(2,501)	—
C-Class	(5,902)	—
H-Class	(332,227)	—
Total distributions to shareholders	(340,630)	—

Capital share transactions:
Proceeds from sale of shares
A-Class	1,927,596	802,223
C-Class	145,366	562,652
H-Class	5,754,621	12,481,943
Distributions reinvested
A-Class	2,501	—
C-Class	5,902	—
H-Class	332,224	—
Cost of shares redeemed
A-Class	(1,529,027)	(161,079)
C-Class	(143,144)	(571,192)
H-Class	(14,659,065)	(4,195,724)
Net increase (decrease) from capital share transactions	(8,163,026)	8,918,823
Net increase (decrease) in net assets	(8,572,813)	9,232,337

Net assets:
Beginning of year	10,046,495	814,158
End of year	$1,473,682	$10,046,495

Capital share activity:
Shares sold
A-Class	27,204	10,840
C-Class	2,040	8,050
H-Class	76,190	173,562
Shares issued from reinvestment of distributions
A-Class	35	—
C-Class	87	—
H-Class	4,616	—
Shares redeemed
A-Class	(20,116)	(2,266)
C-Class	(1,923)	(8,390)
H-Class	(199,774)	(58,196)
Net increase (decrease) in shares	(111,641)	123,600

52 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

EMERGING MARKETS BOND STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017[c]	Year Ended March 31, 2016[c]
Per Share Data
Net asset value, beginning of period	$74.95	$73.42	$71.93	$72.75	$81.52
Income (loss) from investment operations:
Net investment income (loss)[a]	.03	.10	(.55)	(.91)	1.12
Net gain (loss) on investments (realized and unrealized)	(4.86)	1.43	2.13	3.87	2.23
Total from investment operations	(4.83)	1.53	1.58	2.96	3.35
Less distributions from:
Net investment income	(2.36)	—	(.09)	(3.70)	(12.12)
Net realized gains	(3.83)	—	—	(.08)	—
Total distributions	(6.19)	—	(.09)	(3.78)	(12.12)
Net asset value, end of period	$63.93	$74.95	$73.42	$71.93	$72.75

Total Return[b]	(7.41%)	2.08%	2.18%	4.62%	5.13%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,105	$761	$116	$113	$259
Ratios to average net assets:
Net investment income (loss)	0.03%	0.14%	(0.74%)	(1.19%)	1.59%
Total expenses	1.68%	1.66%	1.58%	1.58%	1.58%
Portfolio turnover rate	—	—	—	733%	21,555%

C-Class	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017[c]	Year Ended March 31, 2016[c]
Per Share Data
Net asset value, beginning of period	$71.05	$70.12	$69.22	$70.54	$80.35
Income (loss) from investment operations:
Net investment income (loss)[a]	(.46)	(.54)	(1.06)	(1.10)	(1.00)
Net gain (loss) on investments (realized and unrealized)	(4.58)	1.47	2.05	3.56	3.31
Total from investment operations	(5.04)	.93	.99	2.46	2.31
Less distributions from:
Net investment income	(2.36)	—	(.09)	(3.70)	(12.12)
Net realized gains	(3.83)	—	—	(.08)	—
Total distributions	(6.19)	—	(.09)	(3.78)	(12.12)
Net asset value, end of period	$59.82	$71.05	$70.12	$69.22	$70.54

Total Return[b]	(8.13%)	1.33%	1.41%	4.09%	3.73%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$62	$59	$82	$90	$129
Ratios to average net assets:
Net investment income (loss)	(0.61%)	(0.79%)	(1.49%)	(1.54%)	(1.33%)
Total expenses	2.42%	2.37%	2.34%	2.33%	2.32%
Portfolio turnover rate	—	—	—	733%	21,555%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 53

EMERGING MARKETS BOND STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017[c]	Year Ended March 31, 2016[c]
Per Share Data
Net asset value, beginning of period	$74.52	$72.98	$71.51	$72.19	$81.18
Income (loss) from investment operations:
Net investment income (loss)[a]	.15	.23	(.55)	(.28)	(.44)
Net gain (loss) on investments (realized and unrealized)	(4.98)	1.31	2.11	3.38	3.57
Total from investment operations	(4.83)	1.54	1.56	3.10	3.13
Less distributions from:
Net investment income	(2.36)	—	(.09)	(3.70)	(12.12)
Net realized gains	(3.83)	—	—	(.08)	—
Total distributions	(6.19)	—	(.09)	(3.78)	(12.12)
Net asset value, end of period	$63.50	$74.52	$72.98	$71.51	$72.19

Total Return	(7.45%)	2.11%	2.19%	4.85%	4.82%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$307	$9,226	$615	$472	$212
Ratios to average net assets:
Net investment income (loss)	0.20%	0.32%	(0.75%)	(0.38%)	(0.55%)
Total expenses	1.67%	1.70%	1.58%	1.54%	1.56%
Portfolio turnover rate	—	—	—	733%	21,555%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Reverse share split — Per share amounts for the periods presented through March 31, 2017 have been restated to reflect a 1:4 reverse share split effective November 7, 2016.

54 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

Note 1 – Organization and Significant Accounting Policies

Organization

The Rydex Series Funds (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (”1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate fund (each, a “Fund”). The Trust is authorized to issue an unlimited number of no par value shares. The Trust accounts for the assets of each Fund separately.

The Trust offers a combination of seven separate classes of shares: Investor Class shares, A-Class shares, C-Class shares, H-Class shares, P-Class shares, Institutional Class shares and Money Market Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased, but will not exceed 4.75%. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”) if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. C-Class shares of each Fund automatically convert to A-Class shares of the same Fund on or about the 10th day of the month following the 10-year anniversary of the purchase of the C-Class shares. This conversion will be executed without any sales charge, fee or other charge. After the conversion is completed, the shares will be subject to all features and expenses of A-Class shares. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares require a minimum initial investment of $2 million and a minimum account balance of $1 million. At March 31, 2020, the Trust consisted of fifty-two funds.

This report covers the following funds (collectively, the “Funds”):

Fund Name	Investment Company Type
Long Short Equity Fund	Non-diversified
Emerging Markets 2x Strategy Fund	Non-diversified
Inverse Emerging Markets 2x Strategy Fund	Non-diversified
Emerging Markets Bond Strategy Fund	Non-diversified

At March 31, 2020, A-Class, C-Class, H-Class, P-Class and Institutional Class shares have been issued by the Funds.

The Emerging Markets 2x Strategy Fund, Inverse Emerging Markets 2x Strategy Fund, and Emerging Markets Bond Strategy Fund are designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offer unlimited exchange privileges with no minimum holding periods or transactions fees, which may cause the Funds to experience high portfolio turnover.

Security Investors, LLC, which operates under the name Guggenheim Investments (“GI”), provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

Significant Accounting Policies

The Funds operate as investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of each Class of a fund is calculated by dividing the market value of a fund’s securities and other assets, less all liabilities, attributable to the Class by the number of outstanding shares of the Class.

The Trust calculates a NAV twice each business day; at 10:45 a.m. and at the close of the New York Stock Exchange (“NYSE”), usually 4:00 p.m. for the Emerging Markets 2x Strategy Fund, Inverse Emerging Markets 2x Strategy Fund and Emerging Markets Bond Strategy Fund. All other Funds in this report will price at the afternoon NAV. The NAV is calculated using the current market value of each Fund’s total assets as of the respective time of calculation. These financial statements are based on the March 31, 2020, afternoon NAV.

(a) Valuation of Investments

The Board of Trustees of the Funds (the “Board”) has adopted policies and procedures for the valuation of the Funds’ investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures,

THE RYDEX FUNDS ANNUAL REPORT | 55

NOTES TO FINANCIAL STATEMENTS (continued)

including, under most circumstances, the responsibility for determining the fair value of the Funds’ securities and/or other assets.

Valuations of the Funds’ securities and other assets are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Funds’ officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed or traded on a recognized U.S. securities exchange or the National Association of Securities Dealers Automated Quotations (“NASDAQ”) National Market System shall generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there is no sale on the valuation date, exchange-traded U.S. equity securities will be valued on the basis of the last bid price.

Open-end investment companies are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds and closed-end investment companies are valued at the last quoted sale price.

U.S. Government securities are valued by independent pricing services, the last traded fill price, or at the reported bid price at the close of business.

Repurchase agreements are generally valued at amortized cost, provided such amounts approximate market value.

The value of futures contracts is accounted for using the unrealized appreciation or depreciation on the contracts that is determined by marking the contracts to their current realized settlement prices. Financial futures contracts are valued at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the official settlement price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

The values of swap agreements entered into by a fund are accounted for using the unrealized appreciation or depreciation on the agreements that are determined by marking the agreements to the last quoted value of the index or other underlying position that the swaps pertain to at the close of the NYSE.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GI subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis.

In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

(b) U.S. Government and Agency Obligations

Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Schedules of Investments reflect the effective rates paid at the time of purchase by the Funds. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

(c) Futures Contracts

Upon entering into a futures contract, a Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

56 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

(d) Swap Agreements

Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation. Payments received or made as a result of an agreement or termination of an agreement are recognized as realized gains or losses.

Upon entering into certain centrally-cleared swap transactions, a Fund is required to deposit with its clearing broker an amount of cash or securities as an initial margin. Subsequent variation margin receipts or payments are received or made by the Fund depending on fluctuations in the fair value of the reference entity and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Upfront payments received or made by a Fund on credit default swap agreements and interest rate swap agreements are amortized over the expected life of the agreement. Periodic payments received or paid by a Fund are recorded as realized gains or losses. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses.

(e) Currency Translations

The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation, or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.

Reported net realized foreign gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized appreciation and depreciation arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

(f) Foreign Taxes

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and reflected in their Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of March 31, 2020, if any, are disclosed in the Funds’ Statements of Assets and Liabilities.

(g) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as a reduction to cost if the securities are still held and as realized gains if no longer held in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries, if any. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to realized gains. The actual amounts of income, return of capital, and realized gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

(h) Distributions

Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Dividends are reinvested in additional shares, unless shareholders request payment in cash. Distributions are recorded on the ex-dividend date and are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP.

(i) Class Allocations

Interest and dividend income, most expenses, all realized gains and losses, and all unrealized appreciation and depreciation are allocated to the classes based upon the value of the outstanding shares in each Class. Certain costs, such as distribution and service fees are charged directly to specific classes. In addition, certain

THE RYDEX FUNDS ANNUAL REPORT | 57

NOTES TO FINANCIAL STATEMENTS (continued)

expenses have been allocated to the individual Funds in the Trust based on the respective net assets of each Fund included in the Trust.

(j) Cash

The Funds may leave cash overnight in their cash account with the custodian. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 0.08% at March 31, 2020.

(k) Indemnifications

Under the Funds’ organizational documents, the Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Note 2 – Derivatives

As part of their investment strategy, the Funds utilize a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized in the Statements of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Financial Statements.

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Funds may utilize derivatives for the following purposes:

Duration: the use of an instrument to manage the interest rate risk of a portfolio.

Index Exposure: the use of an instrument to obtain exposure to a listed or other type of index.

Leverage: gaining total exposure to equities or other assets on the long and short sides at greater than 100% of invested capital.

Liquidity: the ability to buy or sell exposure with little price/market impact.

For any Fund whose investment strategy consistently involves applying leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index or other asset. In addition, because an investment in derivative instruments generally requires a small investment relative to the amount of investment exposure assumed, an opportunity for increased net income is created; but, at the same time, leverage risk will increase. The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile and riskier than if they had not been leveraged.

Futures Contracts

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as segregated cash with broker on the Statements of Assets and Liabilities; securities held as collateral are noted on the Schedules of Investments.

58 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The following table represents the Funds’ use and volume of futures on a monthly basis:

		Average Notional Amount
Fund	Use	Long	Short
Emerging Markets 2x Strategy Fund	Index exposure, Leverage, Liquidity	$107,648	$(30,038)
Inverse Emerging Markets 2x Strategy Fund	Index exposure, Leverage, Liquidity	—	12,538
Emerging Markets Bond Strategy Fund	Duration, Index exposure, Leverage, Liquidity	3,454,984	—

Swap Agreements

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. When utilizing over-the-counter (“OTC”) swaps, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing and are executed on a multi-lateral or other trade facility platform, such as a registered exchange. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like exchange-traded futures contracts. For a fund utilizing centrally cleared swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. There is no guarantee that a fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Total return and custom basket swaps involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset (such as an index or custom basket of securities) for a fixed or variable interest rate. Total return and custom basket swaps will usually be computed based on the current value of the reference asset as of the close of regular trading on the NYSE or other exchange, with the swap value being adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreement. When utilizing total return or custom basket swaps, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying reference asset declines in value.

The following table represents the Funds’ use and volume of total return and custom basket swaps on a monthly basis:

		Average Notional Amount
Fund	Use	Long	Short
Long Short Equity Fund	Index exposure, Liquidity	$9,021,426	$17,032,117
Emerging Markets 2x Strategy Fund	Index exposure, Leverage, Liquidity	9,162,748	—
Inverse Emerging Markets 2x Strategy Fund	Index exposure, Leverage, Liquidity	—	1,341,953
Emerging Markets Bond Strategy Fund	Duration, Index exposure, Leverage, Liquidity	3,345,078	—

Credit default swaps are instruments which allow for the full or partial transfer of third party credit risk, with respect to a particular entity or entities, from one counterparty to the other. A fund enters into credit default swaps as a “seller” or “buyer” of protection primarily to gain or reduce exposure to the investment grade and/or high yield bond market. A seller of credit default swaps is selling credit protection or assuming credit risk with respect to the underlying entity or entities. The buyer in a credit default swap is obligated to pay the seller a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If a credit event occurs, as defined under the terms of the swap agreement, the seller will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The notional amount reflects the maximum potential amount the seller of credit protection could be required to pay to the buyer if a credit event occurs. The seller of protection receives periodic premium payments from the buyer and may also receive or pay an upfront premium adjustment to the stated periodic payments. In the event a credit default occurs on a credit default swap referencing an index, a factor adjustment will take place and the buyer of protection will receive a payment reflecting the par less the default recovery rate of the defaulted index component based on its weighting in the index. If no default occurs, the counterparty will pay the stream of payments and have no further obligations to the fund selling the credit protection. For a fund utilizing centrally cleared credit default swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. For OTC credit default swaps, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty, or in the case of a credit default swap in which a fund is selling credit protection, the default of a third party issuer.

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The quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The following table represents the Funds’ use and volume of credit default swaps on a monthly basis:

		Average Notional Amount
Fund	Use	Protection Sold	Protection Purchased
Emerging Markets Bond Strategy Fund	Duration, Index exposure, Leverage, Liquidity	$5,025,000	$—

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Funds’ Statements of Assets and Liabilities as of March 31, 2020:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Equity/Interest Rate contracts	Unrealized appreciation on OTC swap agreements	Unrealized depreciation on OTC swap agreements
	Variation margin on futures contracts	Variation margin on futures contracts
Credit contracts	Unrealized appreciation on OTC swap agreements	Unrealized depreciation on OTC swap agreements
	Variation margin on credit default swap agreements	Unamortized upfront premiums received on credit default swap agreements

The following table sets forth the fair value of the Funds’ derivative investments categorized by primary risk exposure at March 31, 2020:

Asset Derivative Investments Value
Fund	Futures Equity Risk*	Swaps Equity Risk	Futures Interest Rate Risk*	Swaps Credit Risk*	Total Value at March 31, 2020
Long Short Equity Fund	$—	$1,178,278	$—	$—	$1,178,278
Emerging Markets 2x Strategy Fund	107	—	—	—	107
Inverse Emerging Markets 2x Strategy Fund	—	8,669	—	—	8,669
Emerging Markets Bond Strategy Fund	—	—	7,258	2,780	10,038

Liability Derivative Investments Value
Fund	Futures Equity Risk*	Swaps Equity Risk	Futures Interest Rate Risk*	Swaps Credit Risk*	Total Value at March 31, 2020
Long Short Equity Fund	$—	$1,541,258	$—	$—	$1,541,258
Emerging Markets 2x Strategy Fund	—	102,445	—	—	102,445
Inverse Emerging Markets 2x Strategy Fund	—	6,913	—	—	6,913
Emerging Markets Bond Strategy Fund			—	21,184	21,184

*

Includes cumulative appreciation (depreciation) of futures contracts and centrally cleared swap agreements as reported on the Schedules of Investments. For exchange-traded and centrally cleared derivatives, variation margin is reported within the Statements of Assets and Liabilities.

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The following is a summary of the location of derivative investments on the Funds’ Statements of Operations for the year ended March 31, 2020:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity/Interest Rate contracts	Net realized gain (loss) on futures contracts
Net change in unrealized appreciation (depreciation) on futures contracts
Equity/Credit contracts	Net realized gain (loss) on OTC swap agreements
Net change in unrealized appreciation (depreciation) on OTC swap agreements

The following is a summary of the Funds’ realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statements of Operations categorized by primary risk exposure for the year ended March 31, 2020:

Realized Gain (Loss) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Risk	Swaps Equity Risk	Futures Interest Rate Risk	Swaps Credit Risk	Total
Long Short Equity Fund	$—	$129,462	$—	$—	$129,462
Emerging Markets 2x Strategy Fund	(31,458)	(3,483,044)	—	—	(3,514,502)
Inverse Emerging Markets 2x Strategy Fund	11,162	163,330	—	—	174,492
Emerging Markets Bond Strategy Fund	—	—	291,685	(325,637)	(33,952)

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Risk	Swaps Equity Risk	Futures Interest Rate Risk	Swaps Credit Risk	Total
Long Short Equity Fund	$—	$(295,398)	$—	$—	$(295,398)
Emerging Markets 2x Strategy Fund	(78)	(285,063)	—	—	(285,141)
Inverse Emerging Markets 2x Strategy Fund	—	42,848	—	—	42,848
Emerging Markets Bond Strategy Fund	—	—	(70,901)	22,950	(47,951)

In conjunction with the use of derivative instruments, the Funds are required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Funds use margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Funds as collateral.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

Foreign Investments

There are several risks associated with exposure to foreign currencies, foreign issuers and emerging markets. A fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad. In addition, the Fund may incur transaction costs in connection with conversions between various currencies. The Fund may, but is not obligated to, engage in currency hedging transactions, which generally involve buying currency forward, options or futures contracts. However, not all currency risks may be effectively hedged, and in some cases the costs of hedging techniques may outweigh expected benefits. In such instances, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.

The Funds may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and exchange-traded funds, which are indirectly linked to the performance of foreign issuers. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Investing in securities of foreign companies directly, or in financial instruments that are indirectly linked to the performance of foreign issuers, may involve risks

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NOTES TO FINANCIAL STATEMENTS (continued)

not typically associated with investing in U.S. issuers. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer’s financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Funds.

Emerging markets, which consist of countries that have an emerging stock market as defined by Standard & Poor’s®, countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets with similar characteristics as determined by GI, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Emerging markets can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile. As a result, the securities of emerging market issuers may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in securities of developed foreign countries. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries. The Fund may also be subject to this risk with respect to its investments in derivatives or other securities or financial instruments whose returns are related to the returns of emerging market securities.

Note 3 – Offsetting

In the normal course of business, the Funds enter into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Funds to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, are reported separately on the Statements of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Funds in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Funds, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Funds, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

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NOTES TO FINANCIAL STATEMENTS (continued)

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements:

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amount of Assets Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Long Short Equity Fund	Custom basket swap agreements	$1,178,278	$—	$1,178,278	$(1,178,278)	$—	$—
Inverse Emerging Markets 2x Strategy Fund	Swap equity contracts	8,669	—	8,669	—	—	8,669
Emerging Markets Bond Strategy Fund	Swap equity contracts	2,780	—	2,780	(2,780)	—	—

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Liabilities[1]	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amount of Liabilities Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Long Short Equity Fund	Custom basket swap agreements	$1,541,258	$—	$1,541,258	$(1,541,258)	$—	$—
Emerging Markets 2x Strategy Fund	Swap equity contracts	102,445	—	102,445	(102,445)	—	—
Inverse Emerging Markets 2x Strategy Fund	Swap equity contracts	6,913	—	6,913	(6,913)	—	—
Emerging Markets Bond Strategy Fund	Swap equity contracts	3,896	—	3,896	(3,896)	—	—

[1]	Exchange-traded or centrally-cleared derivatives are excluded from these reported amounts.

The Funds have the right to offset deposits against any related derivative liabilities outstanding with each counterparty with the exception of exchange-traded or centrally-cleared derivatives. The following table presents deposits held by others in connection with derivative investments as of March 31, 2020.

Fund	Counterparty	Asset Type	Cash Pledged	Cash Received
Emerging Markets 2x Strategy Fund	Goldman Sachs International	Futures contracts	$7,020	$—
Emerging Markets Bond Strategy Fund	Barclays Bank plc	Credit default swap agreements	336,140	—

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	quoted prices in active markets for identical assets or liabilities.

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NOTES TO FINANCIAL STATEMENTS (continued)

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

Note 5 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Funds pay GI investment advisory fees calculated at the annualized rates below, based on the average daily net assets of the Funds:

Fund	Management Fees (as a % of Net Assets)
Long Short Equity Fund	0.90%
Emerging Markets 2x Strategy Fund	0.90%
Inverse Emerging Markets 2x Strategy Fund	0.90%
Emerging Markets Bond Strategy Fund	0.75%

When the aggregate assets of each series of the Trust (excluding the Long Short Equity Fund, Managed Futures Strategy Fund and Multi-Hedge Strategies Fund) and each series of Rydex Dynamic Funds equal or exceed $10 billion, the advisory fee rate paid by each individual Fund will be reduced in accordance with the asset level and breakpoint schedule set forth below.

Fund Assets Under Management	Fund Asset-Based Breakpoint Reductions
$500 million - $1 billion	0.025%
> $1 billion - $2 billion	0.050%
> $2 billion	0.075%

GI pays operating expenses on behalf of the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, among others, on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Board has adopted a Distribution Plan applicable to A-Class shares, H-Class shares and P-Class shares for which GFD and other firms that provide distribution and/or shareholder services (“Service Providers”) may receive compensation. If a Service Provider provides distribution services, the Funds will pay distribution fees to GFD at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 of the 1940 Act. GFD, in turn, will pay the Service Provider out of its fees. GFD may, at its discretion, retain a portion of such payments to compensate itself for distribution services.

The Board has adopted a separate Distribution and Shareholder Services Plan applicable to its C-Class shares that allows the Funds to pay annual distribution and service fees of 1.00% of the Funds’ C-Class shares average daily net assets. The annual 0.25% service fee compensates a shareholder’s financial adviser for providing ongoing services to the shareholder. The annual distribution fee of 0.75% reimburses GFD for paying the shareholder’s financial adviser an ongoing sales commission. GFD advances the first year’s service and distribution fees to the financial adviser. GFD retains the service and distribution fees on accounts with no authorized dealer of record.

For the year ended March 31, 2020, GFD retained sales charges of $122,345 relating to sales of A-Class shares of the Trust.

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Certain trustees and officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI or GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Funds’ administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS maintains the books and records of the Funds’ securities and cash. U.S. Bank, N.A. (“U.S. Bank”) acts as the Funds’ custodian. As custodian, U.S. Bank is responsible for the custody of the Funds’ assets. For providing the aforementioned services, MUIS and U.S. Bank are entitled to receive a monthly fee equal to an annual percentage of each Fund’s average daily net assets and out of pocket expenses.

Note 6 – Repurchase Agreements

The Funds transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. government agencies. The joint account includes other Funds in the Guggenheim complex not covered in this report. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

At March 31, 2020, the repurchase agreements in the joint account were as follows:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
J.P. Morgan Securities LLC			U.S. Treasury Note
0.01%			2.00%
Due 04/01/20	$129,371,353	$129,371,389	11/30/22	$125,405,900	$131,958,818

BofA Securities, Inc.			U.S. Treasury Note
0.00%			2.13%
Due 04/01/20	49,758,213	49,758,213	08/15/21	49,322,100	50,753,381

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

Note 7 – Portfolio Securities Loaned

The Funds may lend their securities to approved brokers to earn additional income. Security lending income shown on the Statements of Operations is shown net of rebates paid to the borrowers and earnings on cash collateral investments shared with the lending agent. Within this arrangement, the Funds act as the lender, U.S. Bank acts as the lending agent, and other approved registered broker dealers act as the borrowers. The Funds receive cash collateral, valued at 102% of the value of the securities on loan. Under the terms of the Funds’ securities lending agreement with U.S. Bank, cash collateral and proceeds are invested in the First American Government Obligations Fund — Class Z. The Funds bear the risk of loss on cash collateral investments. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Funds the next business day. Although the collateral mitigates the risk, the Funds could experience a delay in recovering their securities and a possible loss of income or value if the borrower fails to return the securities. The Funds have the right under the securities lending agreement to recover the securities from the borrower on demand. Securities lending transactions are accounted for as secured borrowings. The remaining contractual maturity of the securities lending agreement is overnight and continuous.

At March 31, 2020, the Funds did not participate in securities lending transactions.

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NOTES TO FINANCIAL STATEMENTS (continued)

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers to evaluate potential risks.

Note 8 – Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. The Funds’ U.S. federal income tax returns are subject to examination by the Internal Revenue Service (“IRS”) for a period of three years after they are filed.

The tax character of distributions paid during the year ended March 31, 2020 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Long Short Equity Fund	$153,645	$—	$153,645
Emerging Markets 2x Strategy Fund	44,598	—	44,598
Inverse Emerging Markets 2x Strategy Fund	4,522	—	4,522
Emerging Markets Bond Strategy Fund	340,630	—	340,630

The tax character of distributions paid during the year ended March 31, 2019 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Long Short Equity Fund	$269,698	$168,798	$438,496

Note: For U.S. federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

The tax components of distributable earnings/(loss) as of March 31, 2020 were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation/ (Depreciation)	Accumulated Capital and Other Losses	Total
Long Short Equity Fund	$—	$—	$(1,473,431)	$(4,487,932)	$(5,961,363)
Emerging Markets 2x Strategy Fund	—	—	(110,252)	(14,823,214)	(14,933,466)
Inverse Emerging Markets 2x Strategy Fund	—	—	1,756	(18,353,342)	(18,351,586)
Emerging Markets Bond Strategy Fund	—	—	(18,399)	(358,671)	(377,070)

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For U.S. federal income tax purposes, capital loss carryforwards represent realized losses of the Funds that may be carried forward and applied against future capital gains. Under the RIC Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital loss carryforwards will retain their character as either short-term or long-term capital losses. As of March 31, 2020, capital loss carryforwards for the Funds were as follows:

	Unlimited		Total
Fund	Short-Term	Long-Term	Capital Loss Carryforward
Long Short Equity Fund	$(3,969,543)	$(518,389)	$(4,487,932)
Emerging Markets 2x Strategy Fund	(13,627,027)	(1,193,784)	(14,820,811)
Inverse Emerging Markets 2x Strategy Fund	(17,482,572)	(869,455)	(18,352,027)

For the year ended March 31, 2020, the following capital loss carryforward amounts were utilized:

Fund	Utilized
Inverse Emerging Markets 2x Strategy Fund	$174,492

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to investments in swaps, losses deferred due to wash sales, distributions in connection with redemption of fund shares, taxable overdistributions, and the “mark-to-market” of certain derivatives. To the extent these differences are permanent and would require a reclassification between Paid in Capital and Total Distributable Earnings (Loss), such reclassifications are made in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

The following adjustments were made on the Statements of Assets and Liabilities as of March 31, 2020 for permanent book/tax differences:

Fund	Paid In Capital	Total Distributable Earnings/(Loss)
Long Short Equity Fund	$(40,423)	$40,423
Inverse Emerging Markets 2x Strategy Fund	(99)	99
Emerging Markets Bond Strategy Fund	176,707	(176,707)

At March 31, 2020, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Long Short Equity Fund	$16,193,638	$2,196,668	$(3,670,099)	$(1,473,431)
Emerging Markets 2x Strategy Fund	1,711,229	69,579	(179,831)	(110,252)
Inverse Emerging Markets 2x Strategy Fund	671,223	8,669	(6,913)	1,756
Emerging Markets Bond Strategy Fund	759,427	14,942	(33,341)	(18,399)

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NOTES TO FINANCIAL STATEMENTS (continued)

Pursuant to U.S. federal income tax regulations applicable to regulated investment companies, the Funds have elected to treat net capital losses and certain ordinary losses realized between November 1 and March 31 of each year as occurring on the first day of the following tax year. The Funds have also elected to treat certain ordinary losses realized between January 1 and March 31 of each year as occurring on the first day of the following tax year. For the year ended March 31, 2020, the following losses reflected in the accompanying financial statements were deferred for U.S. federal income tax purposes until April 1, 2020:

Fund	Ordinary	Capital
Emerging Markets 2x Strategy Fund	$(2,403)	$—
Inverse Emerging Markets 2x Strategy Fund	(1,315)	—
Emerging Markets Bond Strategy Fund	—	(358,671)

Note 9 – Securities Transactions

For the year ended March 31, 2020, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales
Long Short Equity Fund	$23,180,762	$31,547,782
Emerging Markets 2x Strategy Fund	52,217,164	57,894,959

The Funds are permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the year ended March 31, 2020, the Funds engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

Fund	Purchases	Sales	Realized Gain
Emerging Markets 2x Strategy Fund	$53,326	$483,455	$2,425

Note 10 – Line of Credit

The Trust (for all funds with the exception of the Long Short Equity Fund), along with other affiliated trusts, secured an uncommitted $75,000,000 line of credit from U.S. Bank, N.A., which expires June 8, 2020. On March 30, 2020, the Board approved increasing the line of credit from $75,000,000 to $150,000,000. This line of credit is reserved for emergency or temporary purposes. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly, averaging 3.02% for the year ended March 31, 2020. The Funds did not have any borrowings outstanding under this agreement at March 31, 2020.

The average daily balances borrowed for the year ended March 31, 2020, were as follows:

Fund	Average Daily Balance
Emerging Markets 2x Strategy Fund	$1,708

Note 11– Legal Proceedings

Tribune Company

Rydex Series Funds has been named as a defendant and a putative member of the proposed defendant class of shareholders in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (formerly Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons, Adv. Pro. No. 10-54010 (Bankr. D. Del.)) (the “FitzSimons action”), as a result of ownership by certain series of the Rydex Series Funds of shares in the Tribune Company (“Tribune”) in 2007, when Tribune effected a leveraged buyout transaction (“LBO”) by which

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NOTES TO FINANCIAL STATEMENTS (continued)

Tribune converted to a privately-held company. In his complaint, the plaintiff has alleged that, in connection with the LBO, Tribune insiders and shareholders were overpaid for their Tribune stock using financing that the insiders knew would, and ultimately did, leave Tribune insolvent. The plaintiff has asserted claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO. The plaintiff is also attempting to obtain from former Tribune shareholders, including the Rydex Series Funds, the proceeds they received in connection with the LBO.

In June 2011, a group of Tribune creditors filed multiple actions against former Tribune shareholders involving state law constructive fraudulent conveyance claims arising out of the 2007 LBO (the “SLCFC actions”). Rydex Series Funds has been named as a defendant in one or more of these suits. In those actions, the creditors seek to recover from Tribune’s former shareholders the proceeds received in connection with the 2007 LBO.

The FitzSimons action and the SLCFC actions have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding captioned In re Tribune Company Fraudulent Conveyance Litig., No. 11-md-2296 (S.D.N.Y.) (the “MDL Proceeding”).

On September 23, 2013, the District Court granted the defendants’ omnibus motion to dismiss the SLCFC actions, on the basis that the creditors lacked standing. On September 30, 2013, the creditors filed a notice of appeal of the September 23 order. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order.

On March 29, 2016, the U.S. Court of Appeals for the Second Circuit issued its opinion on the appeal of the SLCFC actions. The appeals court affirmed the district court’s dismissal of those lawsuits, but on different grounds than the district court. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code, their claims were preempted by Section 546(e) of the Bankruptcy Code—the statutory safe harbor for settlement payments.

On April 12, 2016, the Plaintiffs in the SLCFC actions filed a petition seeking rehearing en banc before the appeals court. On July 22, 2016, the appeals court denied the petition. On September 9, 2016, the plaintiffs filed a petition for writ of certiorari in the U.S. Supreme Court challenging the Second Circuit’s decision that the safe harbor of Section 546(e) applied to their claims. The shareholder defendants, including the Funds, filed a joint brief in opposition to the petition for certiorari on October 24, 2016. On April 3, 2018, Justice Kennedy and Justice Thomas issued a “Statement” related to the petition for certiorari suggesting that the Second Circuit and/or District Court may want to take steps to reexamine the application of the Section 546(e) safe harbor to the previously dismissed state law constructive fraudulent transfer claims based on the Supreme Court’s decision in Merit Management Group LP v. FTI Consulting, Inc. On April 10, 2018, Plaintiffs filed in the Second Circuit a motion for that court to recall its mandate, vacate its prior decision, and remand to the district court for further proceedings consistent with Merit Management. On April 20, 2018, the shareholder defendants filed an opposition to Plaintiffs’ motion to recall the mandate. On May 15, 2018, the Second Circuit issued an order recalling the mandate “in anticipation of further panel review.” On December 19, 2019, the Second Circuit issued an amended opinion that again affirmed the district court’s ruling on the basis that plaintiffs’ claims were preempted by Section 546(e) of the Bankruptcy Code. Plaintiffs filed a motion for rehearing and rehearing en banc on January 2, 2020. The Second Circuit denied the petition on February 6, 2020.

On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. On January 6, 2017, the United States District Court for the Southern District of New York granted the shareholder defendants’ motion to dismiss the intentional fraudulent conveyance claim in the FitzSimons action. In dismissing the intentional fraudulent conveyance claim, the Court denied the plaintiff’s request to amend the complaint. The plaintiff requested that the Court direct entry of a final judgment in order to make the order immediately appealable. On February 23, 2017, the Court issued an order stating that it intended to permit an interlocutory appeal of the dismissal order, but would wait to do so until it has resolved outstanding motions to dismiss filed by other defendants.

On July 18, 2017, the plaintiff submitted a letter to the District Court seeking leave to amend its complaint to add a constructive fraudulent transfer claim. The shareholder defendants opposed that request. On August 24, 2017, the Court denied the plaintiff’s request without prejudice to renewal of the request in the event of an intervening change in the law. On March 8, 2018, the plaintiff renewed his request for leave to file a motion to amend the complaint to assert a constructive fraudulent transfer claim based on the Supreme Court’s ruling in Merit Management Group LP v. FTI Consulting, Inc. The shareholder defendants opposed that request. On June 18, 2018 the District Court ordered that the request would be stayed pending further action by the Second Circuit in the SLCFC actions.

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NOTES TO FINANCIAL STATEMENTS (concluded)

On December 18, 2018, plaintiff filed a letter with the District Court requesting that the stay be dissolved in order to permit briefing on the motion to amend the complaint and indicating plaintiff’s intention to file another motion to amend the complaint to reinstate claims for intentional fraudulent transfer. The shareholder defendants opposed that request. On January 14, 2019, the court held a case management conference, during which the court stated that it would not lift the stay prior to further action from the Second Circuit in the SLCFC actions. The court further stated that it would allow the plaintiff to file a motion to amend to try to reinstate its intentional fraudulent transfer claim. On January 23, 2019, the court ordered the parties still facing pending claims to participate in a mediation, to commence on January 28, 2019. The mediation did not result in a settlement of the claims against the shareholder defendants.

On April 4, 2019, plaintiff filed a motion to amend the Fifth Amended Complaint to assert a federal constructive fraudulent transfer claim against certain shareholder defendants. On April 10, 2019, the shareholder defendants filed a brief in opposition to plaintiff’s motion to amend. On April 12, 2019, the plaintiff filed a reply brief. On April 23, 2019, the court denied the plaintiff’s motion to amend. On June 13, 2019, the court entered judgment pursuant to Rule 54(b). On July 12, 2019, the Plaintiff filed a notice of appeal with respect to the dismissal of his claims and the District Court’s denial of his motion for leave to amend. Plaintiff filed an appellate brief on January 7, 2020. The shareholder defendants’ brief was filed on April 27, 2020.

None of these lawsuits alleges any wrongdoing on the part of Rydex Series Funds. The following series of Rydex Series Funds held shares of Tribune and tendered these shares as part of Tribune’s LBO: Nova Fund, S&P 500® Pure Value Fund, Multi-Cap Core Equity Fund, S&P 500® Fund, Multi-Hedge Strategies Fund and Hedged Equity Fund (the “Funds”). The value of the proceeds received by the foregoing Funds was $28,220, $109,242, $9,860, $3,400, $1,181,160, and $10,880, respectively. At this stage of the proceedings, Rydex Series Funds is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

Note 12 – COVID-19 and Recent Developments

The global ongoing crisis caused by the outbreak of COVID-19 is causing materially reduced consumer demand and economic output, disrupting supply chains, resulting in market closures, travel restrictions and quarantines, and adversely impacting local and global economies. Investors should be aware that in light of the current uncertainty, volatility and distress in economies, financial markets, and labor and health conditions all over the world, the Funds’ investments and a shareholder’s investment in a Fund are subject to sudden and substantial losses, increased volatility and other adverse events. Firms through which investors invest with the Funds, the Funds, their service providers, the markets in which they invest and market intermediaries are also impacted by quarantines and similar measures intended to contain the ongoing pandemic, which can obstruct their functioning and subject them to heightened operational risks.

Note 13 – Subsequent Events

The Funds evaluated subsequent events through the date the financial statements were available for issue and determined there were no material events that would require adjustment to or disclosure in the Funds’ financial statements.

70 | THE RYDEX FUNDS ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Guggenheim Long Short Equity Fund, Rydex Emerging Markets 2x Strategy Fund, Rydex Inverse Emerging Markets 2x Strategy Fund and Rydex Emerging Markets Bond Strategy Fund and the Board of Trustees of Rydex Series Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Guggenheim Long Short Equity Fund, Rydex Emerging Markets 2x Strategy Fund, Rydex Inverse Emerging Markets 2x Strategy Fund and Rydex Emerging Markets Bond Strategy Fund (collectively referred to as the “Funds”), (four of the funds constituting Rydex Series Funds (the “Trust”)), including the schedules of investments, as of March 31, 2020, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (four of the funds constituting Rydex Series Funds) at March 31, 2020, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2020, by correspondence with the custodian, transfer agent, and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Guggenheim investment companies since 1979.

Tysons, Virginia
May 28, 2020

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OTHER INFORMATION (Unaudited)

Federal Income Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

In January 2021, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2020.

The Funds’ investment income (dividend income plus short-term capital gains, if any) qualifies as follows:

Of the taxable ordinary income distributions paid during the fiscal year ending March 31, 2020, the following funds had the corresponding percentages qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief and Reconciliation Act of 2003 or for the dividends received deduction for corporations. See the qualified dividend income and dividend received deduction columns, respectively, in the table below.

Additionally, of the taxable ordinary income distributions paid during the fiscal year ended March 31, 2020, the following funds had the corresponding percentages qualify as qualified short-term capital gains as permitted by IRC Section 871(k)(2). See qualified short-term capital gain column in the table below.

Fund	Qualified Dividend Income	Dividend Received Deduction	Qualified Short-Term Capital Gain
Long Short Equity Fund	100.00%	100.00%	0.00%
Emerging Markets 2x Strategy Fund	100.00%	0.00%	0.00%
Emerging Markets Bond Strategy Fund	0.00%	0.00%	100.00%

With respect to the taxable year ended March 31, 2020, the Funds hereby designate as capital gain dividends the amounts listed below, or, if subsequently determined to be different, the net capital gain of such year:

Fund	From long-term capital gain:	From long-term capital gain, using proceeds from shareholder redemptions:
Emerging Markets Bond Strategy Fund	$—	$78,498

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

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OTHER INFORMATION (Unaudited)(concluded)

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Funds’ Forms N-PORT and N-Q are available on the SEC’s website at https://www.sec.gov. The Funds’ Forms N-PORT and N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee	Since 2019	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	157	Current: Purpose Investments Funds (2013-present). Former: Managed Duration Investment Grade Municipal Fund (2006-2016).
Angela Brock-Kyle (1959)	Trustee	Since 2016	Current: Founder and Chief Executive Officer, B.O.A.R.D.S. (2013-present). Former: Senior Leader, TIAA (1987-2012).	156	Current: Hunt Companies, Inc. (2019-present). Former: Infinity Property & Casualty Corp. (2014-2018).
Donald A. Chubb, Jr. (1946)	Trustee and Chair of the Valuation Oversight Committee	Since 2019	Current: Retired Former: Business broker and manager of commercial real estate, Griffith & Blair, Inc. (1997-2017).	156	Former: Midland Care, Inc. (2011-2016).
Jerry B. Farley (1946)	Trustee	Since 2019	Current: President, Washburn University (1997-present).	156	Current: CoreFirst Bank & Trust (2000-present). Former: Westar Energy, Inc. (2004-2018).
Roman Friedrich III (1946)	Trustee and Chair of the Contracts Review Committee	Since 2019	Current: Founder and Managing Partner, Roman Friedrich & Company (1998-present).	156	Former: Zincore Metals, Inc. (2009-2019).
Thomas F. Lydon, Jr. (1960)	Trustee and Vice Chair of the Contracts Review Committee	Since 2005 (Trustee) Since 2019 (Vice Chair of the Contracts Review Committee)	Current: President, Global Trends Investments (1996-present); Co-Chief Executive Officer, ETF Flows, LLC (2019-present); Chief Executive Officer, Lydon Media (2016-present).	156	Current: US Global Investors (GROW) (1995-present). Former: Harvest Volatility Edge Trust (3) (2017-2019).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - concluded
Ronald A. Nyberg (1953)	Trustee and Chair of the Nominating and Governance Committee	Since 2019	Current: Partner, Momkus LLC (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	157

Current: PPM Funds (9) (2018-present); Edward-Elmhurst Healthcare System (2012-present).

Former: Western Asset Inflation-Linked Opportunities & Income Fund (2004-April 2020); Western Asset Inflation-Linked Income Fund (2003-April 2020); Managed Duration Investment Grade Municipal Fund (2003-2016).

Sandra G. Sponem (1958)	Trustee and Chair of the Audit Committee	Since 2016 (Trustee) Since 2019 (Chair of the Audit Committee)	Current: Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson-Companies, Inc. (2007-2017).	156	Current: SPDR Series Trust (78) (2018-present); SPDR Index Shares Funds (31) (2018-present); SSGA Active Trust (12) (2018-present); and SSGA Master Trust (1) (2018-present).
Ronald E. Toupin, Jr. (1958)	Trustee, Chair of the Board and Chair of the Executive Committee	Since 2019

Current: Portfolio Consultant (2010-present); Member, Governing Council, Independent Directors Council (2013-present); Governor, Board of Governors, Investment Company Institute (2018-present).

Former: Member, Executive Committee, Independent Directors Council (2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).

				156

Former: Western Asset Inflation-Linked Opportunities & Income Fund (2004-April 2020); Western Asset Inflation-Linked Income Fund (2003-April 2020); Managed Duration Investment Grade Municipal Fund (2003-2016).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INTERESTED TRUSTEE
Amy J. Lee**** (1961)	Trustee, Vice President and Chief Legal Officer	Since 2018 (Trustee) Since 2019 (Vice President and Chief Legal Officer)	Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and Chief Executive Officer, certain other funds in the Fund Complex (2017-2019); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	156	None.

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his or her successor is elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation.
***

Each Trustee also serves on the boards of trustees of Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Fiduciary/Claymore Energy Infrastructure Fund, Guggenheim Taxable Municipal Managed Duration Trust, Guggenheim Strategic Opportunities Fund, Guggenheim Enhanced Equity Income Fund, Guggenheim Energy & Income Fund, Guggenheim Credit Allocation Fund, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Funds and Transparent Value Trust. Messrs. Barnes and Nyberg also serve on the board of trustees of Advent Convertible & Income Fund.

****	This Trustee is deemed to be an “interested person” of the Funds under the 1940 Act by reason of her position with the Funds’ Investment Manager and/or the parent of the Investment Manager.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS
Brian E. Binder (1972)	President and Chief Executive Officer	Since 2019

Current: President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President, Chief Executive Officer and Chairman of the Board of Managers, Guggenheim Funds Investment Advisors, LLC (2018-present); President and Chief Executive Officer, Security Investors, LLC (2018-present); Board Member of Guggenheim Partners Fund Management (Europe) Limited (2018-present); Senior Managing Director and Chief Administrative Officer, Guggenheim Investments (2018-present).

Former: Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

James M. Howley (1972)	Assistant Treasurer	Since 2016

Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present). Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Mark E. Mathiasen (1978)	Secretary	Since 2017	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2018	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2012-present).
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present). Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).

Margaux Misantone (1978)	AML Officer	Since 2017

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-2018).

William Rehder (1967)	Assistant Vice President	Since 2018	Current: Managing Director, Guggenheim Investments (2002-present).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - concluded
Kimberly J. Scott (1974)	Assistant Treasurer	Since 2016

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2019

Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

John L. Sullivan (1955)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2016

Current: Chief Financial Officer, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and Chief Compliance Officer, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); Chief Financial Officer and Treasurer, Van Kampen Funds (1996-2004).

Jon Szafran (1989)	Assistant Treasurer	Since 2017

Current: Vice President, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014–2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York 10017 is the data controller for your information. The affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These safeguards vary based on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other

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electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

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Item 2. Code of Ethics.

The registrant’s Board of Trustees has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. No substantive amendments were approved or waivers were granted to the Code during the period covered by this report. The Code is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that it has at least one audit committee financial expert serving on its audit committee (the “Audit Committee”), Sandra G. Sponem. Ms. Sponem is “independent,” meaning that she is not an “interested person” of the Registrant (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) and she does not accept any consulting, advisory, or other compensatory fee from the Registrant (except in her capacity as a Board or committee member).

Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate Audit Fees billed by the registrant’s principal accountant for professional services rendered for the audit of the annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal years ended March 31, 2020 and March 31, 2019 were $852,722 and $867,833, respectively.

(b) Audit Related Fees. The aggregate Audit-Related Fees billed by the registrant’s principal accountant for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item for the fiscal years ended March 31, 2020 and March 31, 2019 were $0 and $0, respectively.

(c) Tax Fees: The aggregate Tax Fees billed by the registrant’s principal accountant for professional services rendered for tax compliance, tax advice, and tax planning, including preparation of tax returns and distribution assistance, for the fiscal years ended March 31, 2020 and March 31, 2019 were $456,085 and $455,018, respectively. These services consisted of (i) preparation of U.S. federal, state and excise tax returns; (ii) U.S. federal and state tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired and (iv) review of U.S. federal excise distribution calculations.

(d) All Other Fees. The aggregate All Other Fees billed by the registrant’s principal accountant for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item, for the fiscal years ended March 31, 2020 and March 31, 2019 were $0 and $0, respectively.

(e) Audit Committee Pre-Approval Policies and Procedures.

(1) The registrant’s audit committee reviews, and in its sole discretion, pre-approves, pursuant to written pre-approval procedures (A) all engagements for audit and non-audit services to be provided by the principal accountant to the registrant and (B) all engagements for non-audit services to be provided by the principal accountant (1) to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is subcontracted or overseen by another investment adviser) and (2) to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant; but in the case of the services described in subsection (B)(1) or (2), only if the engagement relates directly to the operations and financial reporting of the registrant; provided that such pre-approval need not be obtained in circumstances in which the preapproval requirement is waived under rules promulgated by the Securities and Exchange Commission or New York Stock Exchange listing standards. Sections V.B.2 and V.B.3 of the registrant’s audit committee’s Audit Committee Charter contain the Audit Committee’s Pre-Approval Policies and Procedures and such sections are included below.

V.B.2.Pre-approve any engagement of the independent auditors to provide any non-prohibited services to the Fund, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X).

(a) The categories of services to be reviewed and considered for pre-approval include the following (collectively, “Identified Services”):

Audit Services

• Annual financial statement audits

• Seed audits (related to new product filings, as required)

• SEC and regulatory filings and consents

Audit-Related Services

• Accounting consultations

• Fund merger/reorganization support services

• Other accounting related matters

• Agreed upon procedures reports

• Attestation reports

• Other internal control reports

Tax Services

• Recurring tax services:

o Preparation of Federal and state income tax returns, including extensions

o Preparation of calculations of taxable income, including fiscal year tax designations

o Preparation of annual Federal excise tax returns (if applicable)

o Preparation of calendar year excise distribution calculations

o Calculation of tax equalization on an as-needed basis

o Preparation of the estimated excise distribution calculations on an as-needed basis

o Preparation of quarterly Federal, state and local and franchise tax estimated tax payments on an as-needed basis

o Preparation of state apportionment calculations to properly allocate Fund taxable income among the states for state tax filing purposes

o Provision of tax compliance services in India for Funds with direct investments in India

o Assistance with management’s identification of passive foreign investment companies (PFICs) for tax purposes

• Permissible non-recurring tax services upon request:

o Assistance with determining ownership changes which impact a Fund’s utilization of loss carryforwards

o Assistance with calendar year shareholder reporting designations on Form 1099

o Assistance with corporate actions and tax treatment of complex securities and structured products

o Assistance with IRS ruling requests and calculation of deficiency dividends

o Conduct training sessions for the Adviser’s internal tax resources

o Assistance with Federal, state, local and international tax planning and advice regarding the tax consequences of proposed or actual transactions

o Tax services related to amendments to Federal, state and local returns and sales and use tax compliance

o RIC qualification reviews

o Tax distribution analysis and planning

o Tax authority examination services

o Tax appeals support services

o Tax accounting methods studies

o Fund merger, reorganization and liquidation support services

o Tax compliance, planning and advice services and related projects

(b) The Committee has pre-approved Identified Services for which the estimated fees are less than $25,000.

(c) For Identified Services with estimated fees of $25,000 or more, but less than $50,000, the Chair or any member of the Committee designated by the Chair is hereby authorized to pre-approve such services on behalf of the Committee.

(d) For Identified Services with estimated fees of $50,000 or more, such services require pre-approval by the Committee.

(e) All requests for Identified Services to be provided by the independent auditor that were pre-approved by the Committee shall be submitted to the Chief Accounting Officer (“CAO”) of the Trust by the independent auditor using the pre-approval request form attached as Appendix C to the Audit Committee Charter. The Trust’s CAO will determine whether such services are included within the list of services that have received the general preapproval of the Committee.

(f) The independent auditors or the CAO of the Trust (or an officer of the Trust who reports to the CAO) shall report to the Committee at each of its regular quarterly meetings all audit, audit-related and permissible non-audit services initiated since the last such report (unless the services were contained in the initial audit plan, as previously presented to, and approved by, the Committee). The report shall include a general description of the services and projected fees, and the means by which such services were approved by the Committee (including the particular category of Identified Services under which pre-approval was obtained).

V.B.3. Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust), if the engagement relates directly to the operations and financial reporting of the Trust (unless an exception is available under Rule 2-01 of Regulation S-X).

(a) The Chair or any member of the Committee designated by the Chair may grant the pre-approval for non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations and financial reporting of the Trust for which the estimated fees are less than $25,000. All such delegated pre-approvals shall be presented to the Committee no later than the next Committee meeting.

(b) For non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations and financial reporting of the Trust for which the estimated fees are $25,000 or more, such services require pre-approval by the Committee.

(2) None of the services described in each of Items 4(b) through (d) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Non-Audit Fees. The aggregate non-audit fees billed by the registrant’s accountant for the most recent fiscal year and the preceding fiscal year for services rendered to the registrant, the investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant were $456,085 and $455,018, respectively. These aggregate fees were less than the aggregate fees billed for the same periods by the registrant’s principal accountant for audit services rendered to the registrant, the investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant.

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s President (principal executive officer) and Treasurer (principal financial officer) have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded that based on such evaluation as required by Rule 30a-3(b) under the Investment Company Act, that the registrant’s disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not Applicable.

Item 13. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(a)(2) Separate certifications by the President (principal executive officer) and Treasurer (principal financial officer) of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) are attached.

(b) A certification by the registrant’s President (principal executive officer) and Treasurer (principal financial officer) as required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)) is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Rydex Series Funds

By (Signature and Title)*	/s/ Brian E. Binder
Brian E. Binder, President and Chief Executive Officer

Date	June 9, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Brian E. Binder
Brian E. Binder, President and Chief Executive Officer

Date	June 9, 2020

By (Signature and Title)*	/s/ John L. Sullivan
John L. Sullivan, Chief Financial Officer, Chief Accounting Officer and Treasurer

Date	June 9, 2020

*	Print the name and title of each signing officer under his or her signature.